UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-22321
MAINSTAY FUNDS TRUST
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212)576-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011

FORM N-CSR
Item 1. Reports to Stockholders.

MainStay 130/30 Funds

Message from the President and Annual Report

October 31, 2011

MainStay 130/30 Core Fund
MainStay 130/30 International Fund

This page intentionally left blank

Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

MainStay 130/30 Core Fund	5

MainStay 130/30 International Fund	30

Notes to Financial Statements	59

Report of Independent Registered Public Accounting Firm	70

Federal Income Tax Information	71

Proxy Voting Policies and Procedures and Proxy Voting Record	71

Shareholder Reports and Quarterly Portfolio Disclosure	71

Board Members and Officers	72

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay 130/30 Core Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	1.92%	–6.59%	2.53%
		Excluding sales charges	7.86	–5.36	2.53

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	2.11	–6.41	2.32
		Excluding sales charges	8.05	–5.18	2.32

Class C Shares	Maximum 1% CDSC	With sales charges	6.05	–6.06	3.26
	if Redeemed Within One Year of Purchase	Excluding sales charges	7.05	–6.06	3.26

Class I Shares	No Sales Charge		8.42	–4.95	2.04

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Since
Benchmark Performance	Year	Inception

Russell 1000® Index[4]	8.01%	–1.74%

Average Lipper Extended U.S. Large-Cap Core Fund[5]	5.97	–4.51

4.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
5.	The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay 130/30 Core Fund

Cost in Dollars of a $1,000 Investment in MainStay 130/30 Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$929.00	$10.99	$1,013.80	$11.47

Class A Shares	$1,000.00	$930.40	$9.73	$1,015.10	$10.16

Class C Shares	$1,000.00	$925.90	$14.66	$1,010.00	$15.30

Class I Shares	$1,000.00	$931.80	$8.57	$1,016.30	$8.94

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.26% for Investor Class, 2.00% for Class A, 3.02% for Class C and 1.76% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	12.0%
Software	7.0
IT Services	6.3
Computers & Peripherals	6.1
Health Care Providers & Services	5.0
Media	4.8
Pharmaceuticals	4.6
Specialty Retail	4.6
Diversified Financial Services	4.5
Energy Equipment & Services	4.4
Insurance	4.4
Chemicals	4.0
Commercial Banks	3.4
Semiconductors & Semiconductor Equipment	3.4
Hotels, Restaurants & Leisure	3.3
Internet Software & Services	3.3
Machinery	3.1
Biotechnology	3.0
Beverages	2.7
Food & Staples Retailing	2.4
Capital Markets	2.2
Communications Equipment	2.1
Diversified Telecommunication Services	2.1
Metals & Mining	2.1
Road & Rail	2.1
Aerospace & Defense	2.0
Diversified Consumer Services	2.0
Industrial Conglomerates	2.0
Food Products	1.8
Tobacco	1.8
Life Sciences Tools & Services	1.6
Real Estate Investment Trusts	1.5
Health Care Equipment & Supplies	1.4
Electronic Equipment & Instruments	1.3
Auto Components	1.1
Internet & Catalog Retail	1.1
Wireless Telecommunication Services	1.1
Consumer Finance	1.0
Household Products	1.0
Construction & Engineering	0.9
Multi-Utilities	0.9
Multiline Retail	0.9
Air Freight & Logistics	0.7
Airlines	0.6
Household Durables	0.6
Leisure Equipment & Products	0.6
Personal Products	0.6
Professional Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.5
Electrical Equipment	0.5
Paper & Forest Products	0.5
Real Estate Management & Development	0.5
Trading Companies & Distributors	0.5
Commercial Services & Supplies	0.4
Electric Utilities	0.4
Containers & Packaging	0.3
Building Products	0.2
Gas Utilities	0.2
Health Care Technology	0.2
Independent Power Producers & Energy Traders	0.2
Marine	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡
Investments Sold Short	–35.0

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	International Business Machines Corp.
4.	Chevron Corp.
5.	Microsoft Corp.
6.	Pfizer, Inc.
7.	Oracle Corp.
8.	Wells Fargo & Co.
9.	Google, Inc. Class A
10.	JPMorgan Chase & Co.

8    MainStay 130/30 Core Fund

Top Five Short Positions as of October 31, 2011

1.	Goodyear Tire & Rubber Co. (The)
2.	Under Armour, Inc. Class A
3.	Gentex Corp.
4.	WABCO Holdings, Inc.
5.	Genworth Financial, Inc. Class A

mainstayinvestments.com    9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harvey J. Fram, CFA, and Mona Patni of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 Core Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay 130/30 Core Fund returned 7.86% for Investor Class shares, 8.05% for Class A shares and 7.05% for Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 8.42%. All share classes outperformed the 5.97% return of the average Lipper1 extended U.S. large-cap core fund for the 12 months ended October 31, 2011. Class A and Class I shares outperformed—and Investor Class and Class C shares underperformed—the 8.01% return of the Russell 1000® Index2 for the 12 months ended October 31, 2011. The Russell 1000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Short positions contributed much more than long positions to the Fund’s outperformance of the Russell 1000® Index. (Contributions take weightings and total returns into account.) While earnings-based momentum factors in our model were positive, industry-based momentum suffered. Within the valuation factors of our model, operating cash flow–based multiples worked better than free cash flow multiples.3 The earnings quality factor of our model showed a positive return for the 12 months ended October 31, 2011.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that provided the strongest contributions to the Fund’s performance relative to the Russell 1000® Index were health care, financials and information technology. Health care advanced on a strong recovery among managed health care stocks that had become undervalued in the wake of last year’s health care reform legislation. Stock selection in information technology helped the Fund’s relative performance, and having an underweight position relative to the benchmark in financials contributed positively, in light of the weak performance of financial stocks overall.

An underweight position in the energy sector detracted from the Fund’s performance relative to the Russell 1000® Index. Unfavorable stock selection in the telecommunication services and consumer discretionary sectors also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, the strongest contributors to the Fund’s performance were computers & peripherals company Apple; IT services company International Business Machines; and oil, gas & consumable fuels company Chevron. Apple continued to impress investors with solid earnings and revenues from a suite of products that enjoys a loyal customer base. IBM’s technological leadership and stable customer base in products and services also allowed the company to deliver steady recurring earnings and revenues. Chevron delivered strong results during this period boosted by strong oil prices and refining margins, gains on asset sales, and positive foreign exchange effects.

Holdings that detracted the most from the Fund’s absolute performance included a short position in food products company Green Mountain Coffee Roasters, a long position in diversified financial services company Bank of America and a short position in semiconductor company Varian Semiconductor Equipment. A short position in Green Mountain Coffee Roasters hurt the Fund’s performance when the stock surged more than 40% in a single day after the company agreed to distribute Starbucks coffee. As of the end of the reporting period, our model continued to regard the valuation of Green Mountain Coffee Roasters’ stock as too high relative to the company’s cash flow and revenues. Bank of America was hurt by continued fallout from the mortgage crisis and by the economic situation in Europe, and an overweight position hurt the Fund’s performance. Varian Semiconductor, which has emerged as the leader in the ion implant segment of the chip equipment industry, performed quite well over the reporting period, and a short position in the stock had a negative impact on the Fund’s performance.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of computers & peripherals company Apple and oil, gas & consumable fuels company Occidental Petroleum. Apple continued to benefit from recurring consumer purchases. Occidental Petroleum benefited from acquisitions of proven properties that could offer future production growth and additional reserves by using enhanced oil-recovery techniques.

Among the stocks sold by the Fund during the reporting period were food & staples retailer Wal-Mart Stores and diversified financial services company Bank of America. Wal-Mart’s sales remained skewed toward consumers seeking lower-cost goods. Many of these consumers may be affected by reductions in

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000® Index.
3. Operating cash flow measures revenues minus operating expenses, or the cash a company generates from running its business. Free cash flow measures operating cash flow minus operating expenses. A company with high expenditures may appear cheaper (or have a lower multiple) on an operating cash flow basis than on a free cash flow basis. Each measure helps select different types of stocks, and the Fund’s model uses both measures for diversification purposes.

10    MainStay 130/30 Core Fund

government expenditures and a low-growth economic environment. These factors detracted from the company’s top-line prospects and Wal-Mart’s stock performance. Bank of America’s stock suffered from continuing mortgage fallout and concerns about European debt.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund sectors that saw the most substantial weighting increases relative to the Russell 1000® Index were health care and information technology. Over the same period, we decreased the Fund’s weightings in industrials and telecommunication services.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund was overweight relative to the Russell 1000® Index in the information technology and energy sectors. As of the same date, the Fund was underweight in utilities and industrials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments†††October 31, 2011

	Shares	Value
Common Stocks 135.0%†

Aerospace & Defense 2.0%
General Dynamics Corp.	1,456	$93,461
Goodrich Corp.	2,603	319,206
Honeywell International, Inc. (a)	49,467	2,592,071
ITT Corp. (a)	47,019	2,144,066
L-3 Communications Holdings, Inc.	4,852	328,868
Textron, Inc. (a)	96,611	1,876,186
United Technologies Corp. (a)	2,094	163,290

		7,517,148

Air Freight & Logistics 0.7%
FedEx Corp. (a)	30,899	2,528,465

Airlines 0.6%
Copa Holdings S.A. Class A	5,794	400,192
Southwest Airlines Co. (a)	91,794	784,839
United Continental Holdings, Inc. (b)	59,576	1,151,008

		2,336,039

Auto Components 1.1%
Autoliv, Inc. (a)	22,549	1,302,656
Federal-Mogul Corp. (a)(b)	18,546	312,686
Lear Corp. (a)	28,322	1,328,585
TRW Automotive Holdings Corp. (a)(b)	33,683	1,418,054

		4,361,981

Automobiles 0.5%
Harley-Davidson, Inc. (a)	53,698	2,088,852

Beverages 2.7%
Coca-Cola Co. (The) (a)	31,557	2,155,974
Coca-Cola Enterprises, Inc. (a)	43,305	1,161,440
Constellation Brands, Inc. Class A (a)(b)	36,537	738,778
Dr. Pepper Snapple Group, Inc. (a)	38,313	1,434,822
PepsiCo., Inc. (a)	75,003	4,721,439

		10,212,453

Biotechnology 3.0%
Amgen, Inc. (a)	53,308	3,052,949
Amylin Pharmaceuticals, Inc. (b)	13,425	154,656
Biogen Idec, Inc. (a)(b)	21,816	2,538,510
Celgene Corp. (b)	2,472	160,260
Gilead Sciences, Inc. (a)(b)	68,983	2,873,832
Myriad Genetics, Inc. (a)(b)	77,534	1,649,923
United Therapeutics Corp. (a)(b)	24,151	1,056,123

		11,486,253

Building Products 0.2%
Fortune Brands Home & Security, Inc. (b)	51,241	744,532
Masco Corp.	3,583	34,397

		778,929

Capital Markets 2.2%
American Capital Ltd. (b)	65,496	508,904
Ameriprise Financial, Inc.	400	18,672
Bank of New York Mellon Corp. (The) (a)	76,453	1,626,920
BlackRock, Inc.	476	75,108
Charles Schwab Corp. (The) (a)	133,115	1,634,652
Franklin Resources, Inc.	708	75,494
Janus Capital Group, Inc.	13,586	89,124
Northern Trust Corp. (a)	27,754	1,123,204
Raymond James Financial, Inc. (a)	22,347	678,679
State Street Corp. (a)	50,616	2,044,380
Waddell & Reed Financial, Inc. Class A	14,167	392,851

		8,267,988

Chemicals 4.0%
Airgas, Inc.	1,613	111,216
Cabot Corp. (a)	16,497	497,879
CF Industries Holdings, Inc. (a)	9,303	1,509,598
Cytec Industries, Inc.	3,527	157,551
Eastman Chemical Co. (a)	46,317	1,819,795
Ecolab, Inc. (a)	31,014	1,669,794
Lyondell Chemical Co. (a)	47,957	1,575,867
Monsanto Co. (a)	29,655	2,157,401
Mosaic Co. (The)	38,268	2,240,974
PPG Industries, Inc. (a)	1,580	136,528
Rockwood Holdings, Inc. (a)(b)	39,214	1,805,413
W.R. Grace & Co. (b)	31,425	1,313,251
Westlake Chemical Corp. (a)	8,547	352,222

		15,347,489

Commercial Banks 3.4%
BB&T Corp.	4,417	103,093
Comerica, Inc.	23,822	608,652
East West Bancorp, Inc. (a)	14,630	284,846
First Citizens BancShares, Inc. Class A (a)	3,594	586,002
Huntington Bancshares, Inc.	1,634	8,464
KeyCorp (a)	217,056	1,532,415
PNC Financial Services Group, Inc. (a)	13,643	732,766
Popular, Inc. (b)	268,118	498,699
Regions Financial Corp.	356,916	1,402,680
SunTrust Banks, Inc.	6,761	133,395
TCF Financial Corp.	1,347	14,332
U.S. Bancorp	4,200	107,478

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

12 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Commercial Banks (continued)

X Wells Fargo & Co. (a)	218,928	$5,672,424
Zions Bancorp. (a)	77,874	1,351,893

		13,037,139

Commercial Services & Supplies 0.4%
Cintas Corp.	26,615	795,522
Copart, Inc. (b)	917	39,935
KAR Auction Services, Inc. (b)	20,941	287,939
Waste Management, Inc.	13,464	443,370

		1,566,766

Communications Equipment 2.1%
Brocade Communications Systems, Inc. (b)	94,390	413,428
Cisco Systems, Inc. (a)	233,591	4,328,441
EchoStar Corp. Class A (a)(b)	41,314	1,089,037
Motorola Mobility Holdings, Inc. (a)(b)	20,002	777,678
QUALCOMM, Inc. (a)	14,640	755,424
Tellabs, Inc. (a)	157,806	683,300

		8,047,308

Computers & Peripherals 6.1%
X Apple, Inc. (a)(b)	31,984	12,946,484
Dell, Inc. (a)(b)	128,946	2,038,636
EMC Corp. (b)	2,531	62,035
Hewlett-Packard Co. (a)	135,010	3,592,616
Lexmark International, Inc. Class A (b)	32,817	1,040,299
NCR Corp. (b)	735	13,994
NetApp, Inc. (a)(b)	42,706	1,749,238
SanDisk Corp. (a)(b)	9,353	473,916
Western Digital Corp. (a)(b)	50,189	1,337,035

		23,254,253

Construction & Engineering 0.9%
Fluor Corp. (a)	26,378	1,499,589
KBR, Inc. (a)	57,906	1,616,156
URS Corp. (b)	13,248	472,954

		3,588,699

Consumer Finance 1.0%
American Express Co. (a)	62,550	3,166,281
Capital One Financial Corp. (a)	4,892	223,369
Discover Financial Services	26,909	633,976

		4,023,626

Containers & Packaging 0.3%
Packaging Corp. of America	19,034	496,407
Sealed Air Corp.	21,236	378,001
Silgan Holdings, Inc.	275	10,323
Temple-Inland, Inc.	3,158	100,456

		985,187

Diversified Consumer Services 2.0%
Apollo Group, Inc. Class A (a)(b)	43,055	2,038,654
Career Education Corp. (a)(b)	94,398	1,522,640
DeVry, Inc. (a)	33,847	1,275,355
H&R Block, Inc. (a)	128,955	1,971,722
ITT Educational Services, Inc. (a)(b)	15,144	938,322

		7,746,693

Diversified Financial Services 4.5%
Bank of America Corp. (a)	212,224	1,449,490
CBOE Holdings, Inc.	10,260	268,094
Citigroup, Inc.	61,280	1,935,835
Interactive Brokers Group, Inc. (a)	68,809	1,058,283
X JPMorgan Chase & Co. (a)	154,674	5,376,468
Leucadia National Corp. (a)	36,832	988,203
Moody’s Corp. (a)	63,433	2,251,237
NASDAQ OMX Group, Inc. (The) (a)(b)	79,181	1,983,484
NYSE Euronext (a)	75,490	2,005,769

		17,316,863

Diversified Telecommunication Services 2.1%
AT&T, Inc. (a)	111,072	3,255,520
Verizon Communications, Inc. (a)	134,094	4,958,796

		8,214,316

Electric Utilities 0.4%
FirstEnergy Corp.	27,536	1,238,019
N.V. Energy, Inc.	5,967	95,711
Northeast Utilities	55	1,901
Progress Energy, Inc.	1,415	73,721

		1,409,352

Electrical Equipment 0.5%
Emerson Electric Co. (a)	29,552	1,422,042
Thomas & Betts Corp. (a)(b)	13,126	652,231

		2,074,273

Electronic Equipment & Instruments 1.3%
Jabil Circuit, Inc. (a)	105,024	2,159,293
Tech Data Corp. (b)	33,435	1,644,333
Vishay Intertechnology, Inc. (a)(b)	95,758	1,029,399

		4,833,025

Energy Equipment & Services 4.4%
Diamond Offshore Drilling, Inc. (a)	16,078	1,053,752
Halliburton Co.	77,449	2,893,495
Helmerich & Payne, Inc. (a)	26,488	1,408,632
Nabors Industries, Ltd. (a)(b)	121,385	2,224,987
National-Oilwell Varco, Inc.	810	57,777
Oceaneering International, Inc. (a)	35,093	1,467,940
Patterson-UTI Energy, Inc. (a)	94,760	1,925,523
RPC, Inc.	27,722	514,798
Schlumberger, Ltd. (a)	14,040	1,031,519
SEACOR Holdings, Inc. (a)	11,456	975,478

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Energy Equipment & Services (continued)

Superior Energy Services, Inc. (a)(b)	56,489	$1,588,471
Unit Corp. (a)(b)	32,337	1,586,453

		16,728,825

Food & Staples Retailing 2.4%
Costco Wholesale Corp. (a)	11,956	995,337
Kroger Co. (The) (a)	48,051	1,113,822
Safeway, Inc. (a)	102,464	1,984,728
SUPERVALU, Inc. (a)	133,678	1,072,097
Wal-Mart Stores, Inc. (a)	18,564	1,052,950
Walgreen Co. (a)	72,284	2,399,829
Whole Foods Market, Inc.	7,397	533,472

		9,152,235

Food Products 1.8%
ConAgra Foods, Inc. (a)	23,834	603,715
Dean Foods Co. (a)(b)	167,174	1,624,931
Flowers Foods, Inc. (a)	63,844	1,289,010
Ralcorp Holdings, Inc. (b)	415	33,549
Smithfield Foods, Inc. (a)(b)	51,124	1,168,695
Tyson Foods, Inc. Class A (a)	112,355	2,168,452

		6,888,352

Gas Utilities 0.2%
Atmos Energy Corp.	4,427	151,935
National Fuel Gas Co.	378	23,167
ONEOK, Inc.	6,082	462,536

		637,638

Health Care Equipment & Supplies 1.4%
C.R. Bard, Inc. (a)	17,291	1,486,162
Cooper Cos., Inc. (The) (a)	7,859	544,629
Covidien PLC (a)	15,755	741,115
Hill-Rom Holdings, Inc. (a)	37,981	1,278,820
Kinetic Concepts, Inc. (b)	2,147	146,833
St. Jude Medical, Inc.	10,247	399,633
Zimmer Holdings, Inc. (a)(b)	12,309	647,823

		5,245,015

Health Care Providers & Services 5.0%
Aetna, Inc. (a)	34,305	1,363,967
AMERIGROUP Corp. (a)(b)	23,797	1,323,827
AmerisourceBergen Corp. (a)	55,520	2,265,216
Cardinal Health, Inc.	1,536	67,999
CIGNA Corp. (a)	27,620	1,224,671
Community Health Systems, Inc. (b)	11,073	193,556
Coventry Health Care, Inc. (a)(b)	48,221	1,533,910
HCA Holdings, Inc. (b)	31,967	749,626
Humana, Inc. (a)	16,501	1,400,770
LifePoint Hospitals, Inc. (b)	1,325	51,225
Lincare Holdings, Inc. (a)	44,726	1,053,297
McKesson Corp. (a)	32,073	2,615,553
Medco Health Solutions, Inc. (b)	3,779	207,316
Omnicare, Inc.	5,798	172,896
UnitedHealth Group, Inc. (a)	61,706	2,961,271
WellPoint, Inc. (a)	29,268	2,016,565

		19,201,665

Health Care Technology 0.2%
Cerner Corp. (b)	9,353	593,261
Emdeon, Inc. Class A (b)	750	14,227

		607,488

Hotels, Restaurants & Leisure 3.3%
Brinker International, Inc. (a)	70,364	1,611,336
Darden Restaurants, Inc. (a)	35,397	1,694,808
International Game Technology (a)	127,992	2,251,379
Las Vegas Sands Corp. (b)	6,066	284,799
Marriott International, Inc. Class A	2,709	85,334
McDonald’s Corp. (a)	9,873	916,708
Panera Bread Co. Class A (a)(b)	1,633	218,316
Penn National Gaming, Inc. (b)	38,509	1,386,324
Wendy’s Co. (The) (a)	216,539	1,095,687
WMS Industries, Inc. (b)	21,282	466,289
Wyndham Worldwide Corp.	1,121	37,744
Wynn Resorts, Ltd. (a)	15,548	2,064,774
Yum! Brands, Inc. (a)	7,035	376,865

		12,490,363

Household Durables 0.6%
Garmin, Ltd. (a)	29,398	1,010,997
Harman International Industries, Inc.	14,139	610,239
Leggett & Platt, Inc. (a)	37,625	823,988

		2,445,224

Household Products 1.0%
Clorox Co. (The)	5,174	346,347
Procter & Gamble Co. (The) (a)	53,610	3,430,504

		3,776,851

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)(b)	40,977	459,762
NRG Energy, Inc. (b)	11,322	242,517

		702,279

Industrial Conglomerates 2.0%
3M Co. (a)	19,469	1,538,440
Danaher Corp.	6,484	313,501
General Electric Co. (a)	199,859	3,339,644
Tyco International, Ltd. (a)	57,085	2,600,222

		7,791,807

Insurance 4.4%
ACE, Ltd. (a)	17,216	1,242,134
Aflac, Inc.	64	2,886
Allied World Assurance Co. Holdings, Ltd. (a)	19,168	1,113,661

The notes to the financial statements are an integral part of,

14 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Insurance (continued)

American Financial Group, Inc. (a)	24,871	$891,128
American International Group, Inc. (b)	14,459	356,993
Arch Capital Group, Ltd. (b)	4,090	147,117
Berkshire Hathaway, Inc. Class B (a)(b)	26,147	2,035,805
Chubb Corp. (The)	939	62,960
Endurance Specialty Holdings, Ltd. (a)	24,264	902,621
Fidelity National Financial, Inc. Class A	23,917	369,279
Hartford Financial Services Group, Inc. (The) (a)	80,005	1,540,096
Kemper Corp.	5,181	139,317
Lincoln National Corp.	51,084	973,150
Principal Financial Group, Inc. (a)	79,836	2,058,172
Prudential Financial, Inc. (a)	10,089	546,824
Reinsurance Group of America, Inc.	309	16,139
StanCorp Financial Group, Inc.	64	2,172
Travelers Cos., Inc. (The) (a)	45,857	2,675,756
Validus Holdings, Ltd. (a)	58,762	1,607,728

		16,683,938

Internet & Catalog Retail 1.1%
Amazon.com, Inc. (a)(b)	5,109	1,090,822
Expedia, Inc. (a)	47,610	1,250,239
Liberty Interactive Corp. (a)(b)	95,361	1,566,781
Netflix, Inc. (b)	475	38,988
Priceline.com, Inc. (b)	876	444,763

		4,391,593

Internet Software & Services 3.3%
AOL, Inc. (a)(b)	71,988	1,016,471
eBay, Inc. (b)	43,817	1,394,695
X Google, Inc. Class A (a)(b)	9,292	5,506,811
IAC/InterActiveCorp (a)(b)	47,698	1,947,509
Monster Worldwide, Inc. (b)	117,336	1,083,011
VistaPrint N.V. (a)(b)	35,532	1,240,778
WebMD Health Corp. (b)	15,993	574,948

		12,764,223

IT Services 6.3%
Accenture PLC Class A (a)	52,943	3,190,345
Alliance Data Systems Corp. (a)(b)	21,235	2,175,313
Amdocs, Ltd. (a)(b)	63,798	1,915,216
Booz Allen Hamilton Holding Corp. (a)(b)	46,620	737,062
Computer Sciences Corp. (a)	34,751	1,093,266
DST Systems, Inc. (a)	33,413	1,676,999
Global Payments, Inc. (a)	27,080	1,243,514
X International Business Machines Corp. (a)	46,449	8,575,879
Lender Processing Services, Inc. (a)	23,383	410,372
NeuStar, Inc. Class A (b)	338	10,745
SAIC, Inc. (b)	42,183	524,335
Total System Services, Inc.	32,097	638,409
Western Union Co. (The) (a)	101,315	1,769,973

		23,961,428

Leisure Equipment & Products 0.6%
Polaris Industries, Inc. (a)	34,790	2,203,599

Life Sciences Tools & Services 1.6%
Agilent Technologies, Inc. (a)(b)	63,141	2,340,637
Bio-Rad Laboratories, Inc. Class A (b)	2,111	210,150
Charles River Laboratories International, Inc. (a)(b)	38,277	1,235,581
Covance, Inc. (a)(b)	39,182	1,987,703
Pharmaceutical Product Development, Inc.	1,500	49,485
Thermo Fisher Scientific, Inc. (b)	4,447	223,551

		6,047,107

Machinery 3.1%
AGCO Corp. (a)(b)	46,969	2,058,651
Caterpillar, Inc. (a)	34,292	3,239,222
CNH Global N.V. (a)(b)	3,174	118,009
Dover Corp.	990	54,975
Harsco Corp. (a)	67,712	1,560,762
Navistar International Corp. (a)(b)	20,836	876,571
PACCAR, Inc. (a)	57,985	2,507,271
Parker Hannifin Corp.	8,205	669,118
Wabtec Corp. (a)	11,962	803,607

		11,888,186

Marine 0.0%‡
Kirby Corp. (b)	740	45,540

Media 4.8%
Cablevision Systems Corp. Class A	11,049	159,879
CBS Corp. Class B (a)	87,501	2,258,401
Charter Communications, Inc. Class A (b)	19,479	894,865
Comcast Corp. Class A (a)	74,995	1,758,633
DIRECTV Class A (a)(b)	63,879	2,903,939
DISH Network Corp. Class A (a)(b)	77,405	1,870,879
Gannett Co., Inc. (a)	75,584	883,577
Interpublic Group of Cos., Inc. (The)	4,674	44,310
John Wiley & Sons, Inc. Class A	5,465	259,915
McGraw-Hill Cos., Inc. (The) (a)	50,181	2,132,693
Time Warner Cable, Inc. (a)	25,617	1,631,547
Viacom, Inc. Class B	5,643	247,446
Virgin Media, Inc. (a)	72,788	1,774,571
Walt Disney Co. (The)	11,772	410,607
Washington Post Co. Class B (a)	2,994	1,018,439

		18,249,701

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Metals & Mining 2.1%
Alcoa, Inc.	246	$2,647
Cliffs Natural Resources, Inc. (a)	31,160	2,125,735
Freeport-McMoRan Copper & Gold, Inc. (a)	58,708	2,363,584
Newmont Mining Corp. (a)	13,413	896,391
Nucor Corp. (a)	47,286	1,786,465
Steel Dynamics, Inc.	1,233	15,400
Walter Energy, Inc. (a)	10,354	783,280

		7,973,502

Multi-Utilities 0.9%
Alliant Energy Corp. (a)	20,258	826,121
Ameren Corp.	512	16,322
CenterPoint Energy, Inc. (a)	98,195	2,046,384
DTE Energy Co. (a)	7,724	402,498
Public Service Enterprise Group, Inc.	1,991	67,097

		3,358,422

Multiline Retail 0.9%
Big Lots, Inc. (a)(b)	34,916	1,315,984
Dillard’s, Inc. Class A (a)	30,971	1,595,936
Dollar General Corp. (b)	506	20,068
Macy’s, Inc.	63	1,923
Target Corp.	8,844	484,209

		3,418,120

Oil, Gas & Consumable Fuels 12.0%
Alpha Natural Resources, Inc. (b)	17,917	430,725
Anadarko Petroleum Corp.	1,638	128,583
Apache Corp.	8,565	853,331
X Chevron Corp. (a)	77,789	8,171,734
ConocoPhillips (a)	68,829	4,793,940
X ExxonMobil Corp. (a)	169,885	13,266,320
Hess Corp. (a)	28,491	1,782,397
HollyFrontier Corp. (a)	61,408	1,884,612
Marathon Oil Corp. (a)	69,429	1,807,237
Marathon Petroleum Corp. (a)	44,289	1,589,975
Murphy Oil Corp. (a)	37,381	2,069,786
Occidental Petroleum Corp. (a)	45,999	4,275,147
Plains Exploration & Production Co. (b)	12,367	389,560
Tesoro Corp. (a)(b)	79,680	2,066,899
Valero Energy Corp. (a)	98,685	2,427,651

		45,937,897

Paper & Forest Products 0.5%
Domtar Corp. (a)	24,729	2,025,552

Personal Products 0.6%
Herbalife, Ltd. (a)	36,391	2,269,343

Pharmaceuticals 4.6%
Abbott Laboratories	10,726	577,810
Eli Lilly & Co. (a)	61,543	2,286,938
Endo Pharmaceuticals Holdings, Inc. (b)	14,463	467,300
Forest Laboratories, Inc. (a)(b)	33,038	1,034,089
Johnson & Johnson (a)	51,994	3,347,894
Merck & Co., Inc. (a)	34,483	1,189,663
X Pfizer, Inc. (a)	332,059	6,395,456
Warner Chilcott PLC Class A (a)(b)	116,920	2,118,590

		17,417,740

Professional Services 0.6%
Towers Watson & Co. Class A (a)	32,341	2,124,804

Real Estate Investment Trusts 1.5%
Annaly Capital Management, Inc. (a)	136,610	2,301,878
Apartment Investment & Management Co. Class A (a)	52,502	1,295,224
Douglas Emmett, Inc.	23,958	467,181
Duke Realty Corp.	15,055	184,875
Equity Residential	58	3,403
Essex Property Trust, Inc.	805	114,922
Public Storage	332	42,845
Rayonier, Inc. (a)	26,182	1,092,575
Simon Property Group, Inc.	774	99,413
Taubman Centers, Inc.	903	55,291
UDR, Inc.	547	13,637

		5,671,244

Real Estate Management & Development 0.5%
CBRE Group, Inc. (b)	21,369	379,941
Jones Lang LaSalle, Inc. (a)	25,595	1,653,949

		2,033,890

Road & Rail 2.1%
Con-way, Inc. (a)	59,173	1,743,828
CSX Corp. (a)	120,636	2,679,326
Hertz Global Holdings, Inc. (a)(b)	30,322	351,735
Kansas City Southern (b)	662	41,819
Norfolk Southern Corp. (a)	16,204	1,198,934
Ryder System, Inc. (a)	34,020	1,732,979
Union Pacific Corp.	1,257	125,159

		7,873,780

Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	3,149	38,796
Avago Technologies, Ltd.	13,451	454,240
Broadcom Corp. Class A (b)	10,517	379,559
Fairchild Semiconductor International, Inc. (a)(b)	85,138	1,274,516
Intel Corp. (a)	75,456	1,851,690
Lam Research Corp. (a)(b)	6,738	289,667
LSI Corp. (a)(b)	302,738	1,892,112
Marvell Technology Group, Ltd. (a)(b)	40,407	565,294

The notes to the financial statements are an integral part of,

16 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment (continued)

Maxim Integrated Products, Inc. (a)	6,289	$164,520
Micron Technology, Inc. (a)(b)	318,884	1,782,562
NVIDIA Corp. (a)(b)	136,497	2,020,156
ON Semiconductor Corp. (a)(b)	151,346	1,145,689
Teradyne, Inc. (a)(b)	80,167	1,147,991

		13,006,792

Software 7.0%
Activision Blizzard, Inc. (a)	160,096	2,143,685
Adobe Systems, Inc. (b)	7,033	206,841
Autodesk, Inc. (a)(b)	68,605	2,373,733
BMC Software, Inc. (a)(b)	51,721	1,797,822
Cadence Design Systems, Inc. (a)(b)	194,493	2,153,038
Electronic Arts, Inc. (b)	17,214	401,947
X Microsoft Corp. (a)	287,694	7,661,291
X Oracle Corp. (a)	173,286	5,678,582
Symantec Corp. (a)(b)	93,396	1,588,666
Synopsys, Inc. (a)(b)	74,925	2,008,739
VMware, Inc. Class A (b)	8,107	792,459

		26,806,803

Specialty Retail 4.6%
Aaron’s, Inc. (a)	55,022	1,472,389
Advance Auto Parts, Inc.	7,351	478,330
American Eagle Outfitters, Inc. (a)	13,730	180,275
AutoZone, Inc. (a)(b)	544	176,033
Bed Bath & Beyond, Inc. (a)(b)	10,649	658,534
Best Buy Co., Inc.	16,843	441,792
Chico’s FAS, Inc. (a)	119,985	1,483,015
Dick’s Sporting Goods, Inc. (a)(b)	47,083	1,840,474
DSW, Inc. Class A (a)	30,530	1,597,940
Foot Locker, Inc. (a)	89,652	1,959,793
GameStop Corp. Class A (a)(b)	52,843	1,351,195
Gap, Inc. (The) (a)	69,493	1,313,418
Guess?, Inc.	3,077	101,510
Limited Brands, Inc. (a)	1,955	83,498
PetSmart, Inc. (a)	34,877	1,637,475
RadioShack Corp. (a)	51,385	611,995
Ulta Salon Cosmetics & Fragrance, Inc. (b)	55	3,701
Williams-Sonoma, Inc. (a)	56,319	2,114,215

		17,505,582

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	17,905	1,165,078
NIKE, Inc. Class B	1,146	110,417
PVH Corp.	1,272	94,650
Ralph Lauren Corp.	1,926	305,830
VF Corp.	3,684	509,202

		2,185,177

Tobacco 1.8%
Lorillard, Inc. (a)	18,876	2,088,818
Philip Morris International, Inc. (a)	67,393	4,708,749

		6,797,567

Trading Companies & Distributors 0.5%
GATX Corp.	4,755	180,595
W.W. Grainger, Inc. (a)	10,487	1,796,528

		1,977,123

Wireless Telecommunication Services 1.1%
MetroPCS Communications, Inc. (a)(b)	124,003	1,054,025
NII Holdings, Inc. (a)(b)	37,783	889,034
Sprint Nextel Corp. (a)(b)	202,250	519,783
Telephone and Data Systems, Inc. (a)	44,318	1,027,291
United States Cellular Corp. (a)(b)	14,862	592,548

		4,082,681

Total Common Stocks (Cost $503,180,845)		515,392,173

	Principal
	Amount
Short-Term Investment 0.0%‡

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $135,418 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $140,000 and a Market Value of $140,282)	$135,418	135,418

Total Short-Term Investment (Cost $135,418)		135,418

Total Investments, Before Investments Sold Short (Cost $503,316,263) (d)	135.0%	515,527,591

	Shares
Investments Sold Short (35.0%) Common Stocks Sold Short (34.6%)

Aerospace & Defense (0.8%)
Huntington Ingalls Industries, Inc. (b)	(52,253)	(1,541,463)
Spirit Aerosystems Holdings, Inc. Class A (b)	(80,048)	(1,366,419)

		(2,907,882)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Airlines (0.1%)
AMR Corp. (b)	(179,531)	$(472,166)

Auto Components (1.5%)
Gentex Corp.	(64,029)	(1,928,554)
Goodyear Tire & Rubber Co. (The) (b)	(151,567)	(2,176,502)
Visteon Corp. (b)	(29,520)	(1,641,902)

		(5,746,958)

Automobiles (0.6%)
Tesla Motors, Inc. (b)	(29,174)	(856,841)
Thor Industries, Inc.	(51,953)	(1,373,637)

		(2,230,478)

Beverages (0.0%)‡
Beam, Inc.	(3,480)	(172,016)

Biotechnology (1.5%)
BioMarin Pharmaceutical, Inc. (b)	(54,721)	(1,866,533)
Dendreon Corp. (b)	(127,721)	(1,397,268)
Human Genome Sciences, Inc. (b)	(117,234)	(1,202,821)
Pharmasset, Inc. (b)	(2,607)	(183,533)
Vertex Pharmaceuticals, Inc. (b)	(28,541)	(1,129,938)

		(5,780,093)

Building Products (0.4%)
Lennox International, Inc.	(42,301)	(1,361,669)

Capital Markets (1.0%)
E*TRADE Financial Corp. (b)	(152,260)	(1,652,021)
Greenhill & Co., Inc.	(3,546)	(133,968)
Jefferies Group, Inc.	(106,314)	(1,409,724)
Morgan Stanley	(32,541)	(574,023)

		(3,769,736)

Chemicals (0.5%)
Intrepid Potash, Inc. (b)	(29,266)	(814,473)
Scotts Miracle-Gro Co. (The) Class A	(20,789)	(1,008,474)

		(1,822,947)

Commercial Banks (1.0%)
CapitalSource, Inc.	(74,806)	(475,766)
CIT Group, Inc. (b)	(48,494)	(1,690,016)
Synovus Financial Corp.	(1,089,497)	(1,634,245)

		(3,800,027)

Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	(18,661)	(496,383)

Communications Equipment (1.5%)
Acme Packet, Inc. (b)	(36,090)	(1,306,819)
Ciena Corp. (b)	(112,000)	(1,476,160)
F5 Networks, Inc. (b)	(5,930)	(616,423)
Polycom, Inc. (b)	(26,792)	(442,872)
Riverbed Technology, Inc. (b)	(68,174)	(1,880,239)

		(5,722,513)

Construction & Engineering (1.4%)
Aecom Technology Corp. (b)	(77,294)	(1,616,991)
Jacobs Engineering Group, Inc. (b)	(45,428)	(1,762,606)
Quanta Services, Inc. (b)	(44,845)	(936,812)
Shaw Group, Inc. (The) (b)	(48,917)	(1,137,809)

		(5,454,218)

Construction Materials (0.3%)
Vulcan Materials Co.	(31,378)	(981,818)

Consumer Finance (0.1%)
Green Dot Corp. Class A (b)	(11,410)	(372,765)

Containers & Packaging (0.0%)‡
Rock-Tenn Co. Class A	(64)	(3,788)

Distributors (0.1%)
LKQ Corp. (b)	(16,468)	(480,536)

Electrical Equipment (0.7%)
Babcock & Wilcox Co. (b)	(25,155)	(553,159)
GrafTech International, Ltd. (b)	(93,068)	(1,462,098)
Polypore International, Inc. (b)	(10,918)	(572,649)

		(2,587,906)

Electronic Equipment & Instruments (2.0%)
Amphenol Corp. Class A	(25,515)	(1,211,708)
Avnet, Inc. (b)	(8,165)	(247,481)
FLIR Systems, Inc.	(51,821)	(1,362,892)
IPG Photonics Corp. (b)	(26,493)	(1,400,420)
National Instruments Corp.	(53,950)	(1,441,005)
Trimble Navigation, Ltd. (b)	(46,374)	(1,873,973)

		(7,537,479)

Energy Equipment & Services (0.5%)
CARBO Ceramics, Inc.	(7,941)	(1,078,785)
FMC Technologies, Inc. (b)	(14,478)	(648,904)
Tidewater, Inc.	(386)	(19,003)

		(1,746,692)

Food Products (0.6%)
Archer-Daniels-Midland Co.	(45,080)	(1,304,615)
Bunge, Ltd.	(18,344)	(1,133,109)

		(2,437,724)

The notes to the financial statements are an integral part of,

18 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)

Health Care Equipment & Supplies (0.4%)
Edwards Lifesciences Corp. (b)	(22,442)	$(1,692,576)

Health Care Providers & Services (1.0%)
Brookdale Senior Living, Inc. (b)	(3,167)	(52,509)
Catalyst Health Solutions, Inc. (b)	(22,823)	(1,254,580)
Health Net, Inc. (b)	(53,134)	(1,476,594)
Tenet Healthcare Corp. (b)	(111,886)	(529,221)
VCA Antech, Inc. (b)	(24,737)	(502,656)

		(3,815,560)

Hotels, Restaurants & Leisure (0.4%)
Bally Technologies, Inc. (b)	(28,093)	(1,018,933)
Choice Hotels International, Inc.	(7,814)	(279,663)
Dunkin’ Brands Group, Inc. (b)	(7,263)	(211,426)

		(1,510,022)

Household Durables (1.7%)
D.R. Horton, Inc.	(14,794)	(164,657)
Jarden Corp.	(921)	(29,500)
Lennar Corp. Class A	(95,806)	(1,584,631)
Newell Rubbermaid, Inc.	(16,482)	(243,934)
NVR, Inc. (b)	(2,698)	(1,734,139)
Pulte Group, Inc. (b)	(296,332)	(1,535,000)
Toll Brothers, Inc. (b)	(70,412)	(1,227,985)

		(6,519,846)

Independent Power Producers & Energy Traders (0.4%)
GenOn Energy, Inc. (b)	(440,819)	(1,344,498)

Insurance (1.4%)
Genworth Financial, Inc. Class A (b)	(297,513)	(1,898,133)
MBIA, Inc. (b)	(179,059)	(1,575,719)
Old Republic International Corp.	(164,371)	(1,453,040)
White Mountains Insurance Group, Ltd.	(1,430)	(600,600)

		(5,527,492)

Internet Software & Services (0.1%)
Yahoo!, Inc. (b)	(15,650)	(244,766)

IT Services (0.4%)
Cognizant Technology Solutions Corp. Class A (b)	(2,311)	(168,125)
FleetCor Technologies, Inc. (b)	(34,450)	(963,222)
Genpact, Ltd. (b)	(15,516)	(250,584)

		(1,381,931)

Life Sciences Tools & Services (0.2%)
Bruker Corp. (b)	(30,424)	(439,018)
Mettler-Toledo International, Inc. (b)	(950)	(145,920)
PerkinElmer, Inc.	(65)	(1,344)

		(586,282)

Machinery (1.2%)
Flowserve Corp.	(6,129)	(568,097)
Manitowoc Co., Inc. (The)	(33,041)	(366,094)
Terex Corp. (b)	(103,979)	(1,730,211)
WABCO Holdings, Inc. (b)	(38,386)	(1,927,361)

		(4,591,763)

Media (1.3%)
AMC Networks, Inc. (b)	(4,372)	(142,615)
DreamWorks Animation SKG, Inc. Class A (b)	(73,730)	(1,367,691)
Lamar Advertising Co. Class A (b)	(16,303)	(366,654)
Liberty Media Corp.—Liberty Capital Class A (b)	(23,152)	(1,778,537)
Liberty Media Corp.—Liberty Starz Class A (b)	(2,937)	(200,597)
Morningstar, Inc.	(17,143)	(1,010,923)

		(4,867,017)

Metals & Mining (2.6%)
AK Steel Holding Corp.	(177,309)	(1,476,984)
Allegheny Technologies, Inc.	(40,529)	(1,880,546)
Allied Nevada Gold Corp. (b)	(21,020)	(798,340)
Carpenter Technology Corp.	(27,684)	(1,570,236)
Commercial Metals Co.	(34,110)	(423,987)
Molycorp, Inc. (b)	(35,155)	(1,345,382)
Schnitzer Steel Industries, Inc. Class A	(8,620)	(403,416)
Southern Copper Corp.	(1,646)	(50,499)
Titanium Metals Corp.	(92,721)	(1,553,077)
United States Steel Corp.	(23,195)	(588,225)

		(10,090,692)

Office Electronics (0.0%)‡
Zebra Technologies Corp. Class A (b)	(2,097)	(74,947)

Oil, Gas & Consumable Fuels (2.2%)
Brigham Exploration Co. (b)	(12,601)	(458,865)
Cobalt International Energy, Inc. (b)	(140,980)	(1,454,914)
Continental Resources, Inc. (b)	(5,595)	(339,337)
El Paso Corp.	(3,748)	(93,738)
EXCO Resources, Inc.	(60,758)	(766,158)
Kinder Morgan, Inc./Delaware	(5,351)	(153,039)
Kosmos Energy, Ltd. (b)	(70,159)	(1,087,465)
Quicksilver Resources, Inc. (b)	(136,671)	(1,052,367)
Range Resources Corp.	(6,929)	(476,992)
SandRidge Energy, Inc. (b)	(162,287)	(1,243,118)
Southern Union Co.	(277)	(11,642)
Teekay Corp.	(55,623)	(1,432,848)

		(8,570,483)

Professional Services (0.1%)
Manpower, Inc.	(8,417)	(363,109)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Real Estate Investment Trusts (0.0%)‡
Chimera Investment Corp.	(450)	$(1,355)
General Growth Properties, Inc.	(409)	(6,012)

		(7,367)

Real Estate Management & Development (0.2%)
Howard Hughes Corp. (The) (b)	(17,565)	(842,769)

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc. (b)	(303,217)	(1,767,755)
Atmel Corp. (b)	(152,856)	(1,614,159)
Cree, Inc. (b)	(45,258)	(1,205,673)
First Solar, Inc. (b)	(17,228)	(857,438)
MEMC Electronic Materials, Inc. (b)	(174,768)	(1,046,860)
Silicon Laboratories, Inc. (b)	(29,105)	(1,244,239)
Skyworks Solutions, Inc. (b)	(46,714)	(925,404)

		(8,661,528)

Software (1.1%)
Ariba, Inc. (b)	(37,582)	(1,190,598)
Informatica Corp. (b)	(6,204)	(282,282)
Red Hat, Inc. (b)	(5,846)	(290,254)
Rovi Corp. (b)	(23,891)	(1,183,560)
Salesforce.com, Inc. (b)	(10,180)	(1,355,670)

		(4,302,364)

Specialty Retail (0.9%)
CarMax, Inc. (b)	(59,230)	(1,780,454)
Tiffany & Co.	(18,720)	(1,492,545)

		(3,272,999)

Textiles, Apparel & Luxury Goods (0.6%)
Deckers Outdoor Corp. (b)	(2,916)	(336,040)
Under Armour, Inc. Class A (b)	(23,972)	(2,023,476)

		(2,359,516)

Thrifts & Mortgage Finance (1.0%)
BankUnited, Inc.	(64,603)	(1,407,699)
Capitol Federal Financial, Inc.	(12,497)	(138,592)
Hudson City Bancorp, Inc.	(168,931)	(1,055,819)
TFS Financial Corp. (b)	(146,028)	(1,344,918)

		(3,947,028)

Trading Companies & Distributors (0.3%)
Air Lease Corp. (b)	(55,138)	(1,231,231)

Wireless Telecommunication Services (0.1%)
Clearwire Corp. Class A (b)	(173,397)	(332,922)
Crown Castle International Corp. (b)	(311)	(12,863)
SBA Communications Corp. Class A (b)	(4,917)	(187,289)

		(533,074)

Total Common Stocks Sold Short (Proceeds $143,444,314)		(132,224,654)

Exchange Traded Fund Sold Short (0.4%) (c)

S&P 500 Index—SPDR Trust Series 1	(11,817)	(1,482,443)

Total Exchange Traded Fund Sold Short (Proceeds $1,497,438)		(1,482,443)

Total Investments Sold Short (Proceeds $144,941,752)	(35.0)%	(133,707,097)

Total Investments, Net of Investments Sold Short (Cost $358,374,511)	100.0	381,820,494
Other Assets, Less Liabilities	0.0 ‡	49,592

Net Assets	100.0%	$381,870,086

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options)
‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).
(b)	Non-income producing security.
(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(d)	At October 31, 2011, cost is $509,640,356 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$24,272,570
Gross unrealized depreciation	(18,385,335)

Net unrealized appreciation	$5,887,235

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipts

The notes to the financial statements are an integral part of,

20 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$515,392,173	$—	$—	$515,392,173
Short-Term Investment
Repurchase Agreement	—	135,418	—	135,418

Total Investments in Securities	$515,392,173	$135,418	$—	$515,527,591

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(132,224,654)	$—	$—	$(132,224,654)
Exchange Traded Fund Sold Short	(1,482,443)	—	—	(1,482,443)

Total Investments in Securities Sold Short	$(133,707,097)	$—	$—	$(133,707,097)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities before investments sold short, at value (identified cost $503,316,263)	$515,527,591
Cash collateral on deposit at broker	549
Receivables:
Investment securities sold	6,071,175
Dividends and interest	441,433
Fund shares sold	214
Other assets	159,335

Total assets	522,200,297

Liabilities
Investments sold short (proceeds $144,941,752)	133,707,097
Payables:
Investment securities purchased	6,101,287
Manager (See Note 3)	308,284
Broker fees and charges on short sales	122,010
Shareholder communication	29,049
Professional fees	26,959
Dividends on investments sold short	23,372
Custodian	3,973
Transfer agent (See Note 3)	2,047
Trustees	1,364
NYLIFE Distributors (See Note 3)	416
Accrued expenses	4,353

Total liabilities	140,330,211

Net assets	$381,870,086

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,236
Additional paid-in capital	334,751,410

334,799,646
Undistributed net investment income	948,395
Accumulated net realized gain (loss) on investments and investments sold short	22,676,062
Net unrealized appreciation (depreciation) on investments	12,211,328
Net unrealized appreciation (depreciation) on investments sold short	11,234,655

Net assets	$381,870,086

Investor Class
Net assets applicable to outstanding shares	$121,165

Shares of beneficial interest outstanding	15,426

Net asset value per share outstanding	$7.85
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.31

Class A
Net assets applicable to outstanding shares	$417,089

Shares of beneficial interest outstanding	52,854

Net asset value per share outstanding	$7.89
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.35

Class C
Net assets applicable to outstanding shares	$378,584

Shares of beneficial interest outstanding	49,674

Net asset value and offering price per share outstanding	$7.62

Class I
Net assets applicable to outstanding shares	$380,953,248

Shares of beneficial interest outstanding	48,117,799

Net asset value and offering price per share outstanding	$7.92

The notes to the financial statements are an integral part of,

22 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$7,485,524
Interest	4,279

Total income	7,489,803

Expenses
Manager (See Note 3)	3,123,445
Broker fees and charges on short sales	1,389,304
Dividends on investments sold short	790,256
Registration	72,307
Professional fees	69,461
Custodian	54,521
Shareholder communication	52,984
Transfer agent (See Note 3)	12,245
Trustees	8,957
Distribution/Service—Investor Class (See Note 3)	304
Distribution/Service—Class A (See Note 3)	715
Distribution/Service—Class C (See Note 3)	3,923
Miscellaneous	15,975

Total expenses	5,594,397

Net investment income (loss)	1,895,406

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	61,417,410
Investments sold short	(16,440,136)

Net realized gain (loss) on investments and investments sold short	44,977,274

Net change in unrealized appreciation (depreciation) on:
Investments	(30,017,105)
Investments sold short	16,842,797

Net change in unrealized appreciation (depreciation) on investments and investments sold short	(13,174,308)

Net realized and unrealized gain (loss) on investments and investments sold short	31,802,966

Net increase (decrease) in net assets resulting from operations	$33,698,372

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,274.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,895,406	$908,053
Net realized gain (loss) on investments and investments sold short	44,977,274	14,035,513
Net change in unrealized appreciation (depreciation) on investments and investments sold short	(13,174,308)	20,613,931

Net increase (decrease) in net assets resulting from operations	33,698,372	35,557,497

Dividends to shareholders:
From net investment income:
Investor Class	(25)	(65)
Class A	(220)	(320)
Class C	(101)	—
Class I	(1,166,377)	(1,164,352)

Total dividends to shareholders	(1,166,723)	(1,164,737)

Capital share transactions:
Net proceeds from sale of shares	198,184,922	144,763,911
Net asset value of shares issued to shareholders in reinvestment of dividends	1,166,595	1,084,477
Cost of shares redeemed	(185,599,640)	(35,060,774)

Increase (decrease) in net assets derived from capital share transactions	13,751,877	110,787,614

Net increase (decrease) in net assets	46,283,526	145,180,374

Net Assets
Beginning of year	335,586,560	190,406,186

End of year	$381,870,086	$335,586,560

Undistributed net investment income at end of year	$948,395	$322,269

The notes to the financial statements are an integral part of,

24 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the year ended October 31, 2011

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$33,698,372
Adjustments to reconcile net increase in net assets provided by operations to net cash used in operating activities:
Investments purchased	(659,284,678)
Investments sold	623,352,356
Purchases to cover securities sold short	(212,965,063)
Securities sold short	233,570,631
Sell of short term investments, net	706,770
Increase in investment securities sold receivable	(3,861,655)
Increase in dividends and interest receivable	(82,238)
Increase in cash collateral on deposit at broker	(76)
Increase in other assets	(133,098)
Increase in investment securities purchased payable	3,923,291
Increase in broker fees and charges payable on short sales	122,010
Decrease in dividends payable for securities sold short	(24,135)
Increase in professional fees payable	2,579
Increase in custodian payable	637
Increase in shareholder communication payable	6,956
Increase in due to Trustees	712
Increase in due to manager	28,911
Increase in due to transfer agent	76
Increase in due to NYLIFE Distributors	109
Increase in accrued expenses	2,137
Net change in unrealized (appreciation) depreciation on investments	30,017,105
Net realized (gain) loss from investments	(61,417,410)
Net change in unrealized (appreciation) depreciation on securities sold short	(16,842,797)
Net realized loss from securities sold short	16,440,136

Net cash used in operating activities	(12,738,362)

Cash flows from financing activities:
Proceeds from shares sold	198,358,271
Payment on shares redeemed	(185,619,781)
Cash distributions paid	(128)

Net cash from financing activities	12,738,362

Net increase (decrease) in cash:
Cash at beginning of year	—

Cash at end of year	$—

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $1,166,595.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
					2008**
					through
	Year ended October 31,				October 31,
	2011	2010	2009		2008
Net asset value at beginning of period	$7.28	$6.40	$6.00		$8.68

Net investment income (loss) (a)	0.01	(0.01)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	0.56	0.90	0.38		(2.66)

Total from investment operations	0.57	0.89	0.40		(2.68)

Less dividends:
From net investment income	(0.00)‡	(0.01)	—		—

Net asset value at end of period	$7.85	$7.28	$6.40		$6.00

Total investment return (b)	7.86%	13.88%	6.67	%(d)	(30.76	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%	(0.16%)	0.38%		(0.37	%)††
Net expenses (excluding short sale expenses)	1.58%	1.58%	1.60%		1.59	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.27%	2.50%	2.57%		2.59	% ††
Short sale expenses	0.69%	0.92%	0.87%		0.82	% ††
Portfolio turnover rate	145%	117%	163%		244%
Net assets at end of period (in 000’s)	$121	$81	$53		$41

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

26 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.31	$6.41	$6.00	$9.64	$10.00

Net investment income (loss) (a)	0.03	0.00 ‡	0.05	(0.02)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.56	0.92	0.37	(3.61)	(0.36)

Total from investment operations	0.59	0.92	0.42	(3.63)	(0.36)

Less dividends:
From net investment income	(0.01)	(0.02)	(0.01)	(0.01)	—

Net asset value at end of period	$7.89	$7.31	$6.41	$6.00	$9.64

Total investment return (b)	8.05%	14.31%	6.77%	(37.57%)	(3.60	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.07%	0.83%	(0.20%)	(0.14	%)††
Net expenses (excluding short sales expenses)	1.34%	1.34%	1.46%	1.50%	1.50	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.03%	2.29%	2.40%	2.60%	2.90	% ††
Short sale expenses	0.69%	0.95%	0.94%	0.85%	0.53	% ††
Portfolio turnover rate	145%	117%	163%	244%	59%
Net assets at end of period (in 000’s)	$417	$229	$138	$390	$356

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Class C
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.12	$6.30	$5.95	$9.61	$10.00

Net investment income (loss) (a)	(0.05)	(0.06)	(0.02)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.55	0.88	0.37	(3.57)	(0.36)

Total from investment operations	0.50	0.82	0.35	(3.66)	(0.39)

Less dividends:
From net investment income	(0.00)‡	—	—	—	—

Net asset value at end of period	$7.62	$7.12	$6.30	$5.95	$9.61

Total investment return (b)	7.05%	13.02%	5.88%	(38.15%)	(3.80	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63%)	(0.87%)	(0.41%)	(1.12%)	(0.86	%)††
Net expenses (excluding short sale expenses)	2.32%	2.34%	2.35%	2.33%	2.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.02%	3.23%	3.31%	3.41%	3.65	% ††
Short sale expenses	0.70%	0.89%	0.86%	0.81%	0.53	% ††
Portfolio turnover rate	145%	117%	163%	244%	59%
Net assets at end of period (in 000’s)	$379	$289	$370	$228	$35

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

28 MainStay 130/30 Core Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.33	$6.43	$6.02	$9.65	$10.00

Net investment income (loss) (a)	0.05	0.02	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.57	0.91	0.38	(3.62)	(0.36)

Total from investment operations	0.62	0.93	0.42	(3.61)	(0.35)

Less dividends:
From net investment income	(0.03)	(0.03)	(0.01)	(0.02)	—

Net asset value at end of period	$7.92	$7.33	$6.43	$6.02	$9.65

Total investment return (b)	8.42%	14.53%	7.05%	(37.48%)	(3.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.33%	0.69%	0.07%	0.27	% ††
Net expenses (excluding short sale expenses)	1.09%	1.09%	1.22%	1.25%	1.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.79%	2.01%	2.08%	2.16%	2.52	% ††
Short sale expenses	0.70%	0.92%	0.86%	0.81%	0.53	% ††
Portfolio turnover rate	145%	117%	163%	244%	59%
Net assets at end of period (in 000’s)	$380,953	$334,987	$189,845	$84,861	$24,123

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

MainStay 130/30 International Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(9/28/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–9.58%	–10.75%	3.08%
		Excluding sales charges	–4.32	–9.51	3.08

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–9.36	–10.68	2.89
		Excluding sales charges	–4.08	–9.44	2.89

Class C Shares	Maximum 1% CDSC	With sales charges	–6.00	–10.24	3.83
	If Redeemed Within One Year of Purchase	Excluding sales charges	–5.06	–10.24	3.83

Class I Shares	No Sales Charge		–3.87	–9.24	2.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expenses ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

30    MainStay 130/30 International Fund

	One	Since
Benchmark Performance	Year	Inception

MSCI EAFE Index[4]	–4.08%	–7.22%

Average Lipper Long/Short Equity Fund[5]	–0.26	–3.75

4.	The MSCI Europe, Australasia and Far East (“MSCI EAFE®”) Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    31

Cost in Dollars of a $1,000 Investment in MainStay 130/30 International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$831.20	$14.63	$1,009.20	$16.05

Class A Shares	$1,000.00	$831.40	$14.22	$1,009.70	$15.60

Class C Shares	$1,000.00	$828.20	$18.06	$1,005.40	$19.81

Class I Shares	$1,000.00	$833.10	$13.12	$1,010.90	$14.39

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.17% for Investor Class, 3.08% for Class A, 3.92% for Class C and 2.84% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

32    MainStay 130/30 International Fund

Portfolio Composition as of October 31, 2011 (Unaudited)

Common Stocks	127.20
Exchange Traded Funds	3.30
convertible preferred stocks	0.80
Preferred Stocks	0.50
Other Assets, Less Liabilites	0.40
Short-Term Investment	0.10
Warrants	0.00
Investment Sold Short	(32.30)

See Portfolio of Investments beginning on page 36 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Nestle S.A. Registered
2.	iShares MSCI Emerging Markets Index Fund
3.	Novartis A.G.
4.	Roche Holding A.G.
5.	HSBC Holdings PLC

6.	Vodafone Group PLC
7.	British American Tobacco PLC
8.	Royal Dutch Shell PLC Class A
9.	BP PLC
10.	AstraZeneca PLC

Top Five Short Positions as of October 31, 2011

1.	OSAKA Titanium Technologies Co.
2.	Karoon Gas Australia, Ltd.
3.	Toho Titanium Co., Ltd.
4.	Aristocrat Leisure, Ltd.
5.	Wacom Co., Ltd/Japan

mainstayinvestments.com    33

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Ver Planck of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 International Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay 130/30 International Fund returned –4.32% for Investor Class shares, –4.08% for Class A shares and –5.06% for Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned –3.87%. All share classes underper-formed the –0.26% return of the average Lipper1 long/short equity fund. Class I shares outperformed, Class A shares matched, and Investor Class and Class C shares underperformed the –4.08% return of the MSCI EAFE® Index2 for the 12 months ended October 31, 2011. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 30 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, our ability to initiate short positions in Europe helped the Fund’s performance relative to the MSCI EAFE® Index. These short positions allowed the Fund to capitalize on the deterioration of European companies exposed to the sovereign debt crisis. Positions in South Korea and China, on the other hand, detracted from the Fund’s relative performance in August, when concerns of a global economic slowdown caused a sharp sell-off in Asian equities.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were financials, health care and utilities. (Contributions take weightings and total returns into account.) Information technology, consumer staples and industrials made the weakest contributions to the Fund’s relative performance.

Which regions were the strongest positive contributors to the Fund’s relative performance and which regions were particularly weak?

The regions that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were Europe, Japan and the Pacific Rim. Emerging markets such as China and Korea detracted the most from the Fund’s performance relative to the MSCI EAFE® Index.

During the reporting period, which individual Fund holdings made the strongest positive contributions to the Fund’s absolute performance and which holdings detracted the most?

The individual holdings that made the strongest positive contributions to the Fund’s absolute performance were short positions in Austrian biotechnology company Intercell, Norwegian offshore oil drilling equipment company Sevan Marine and Greek bank Piraeus. The strongest contributors among the Fund’s long positions were Japanese information technology company Net One Systems, Dutch energy company Royal Dutch Shell and German solar company Solarworld.

Major detractors included short positions in German media company Sky Deutschland, Japanese retailer Start Today and Swiss capital goods company OC Oerlikon. The Fund’s long positions that detracted the most were European banks BNP Paribas, KBC Groep and Societe Generale.

Did the Fund make any significant purchases or sales during the reporting period?

In November 2010, we initiated an overweight long position in Schneider Electric, a French electrical equipment manufacturer. In December 2010, we initiated short positions in Swiss dental equipment and supply company Nobel Biocare and Spanish wind turbine manufacturer Gamesa Corporacion Tecnologica. In January 2011, we established an overweight long position in Origin Energy, an Australian integrated energy company. In October 2011, we initiated overweight long positions in RWE (a German utility conglomerate) and in Bouygues (a French construction and engineering company).

In November 2010, we significantly reduced the Fund’s long positions in U.K. pharmaceutical company GlaxoSmithKline and French energy company Total. We moved to underweight positions relative to the MSCI EAFE® Index in both stocks. In January 2011, we significantly reduced the Fund’s long position in German industrial conglomerate Siemens, moving to an underweight position relative to the MSCI EAFE® Index.

How did the Fund’s sector and country weightings change relative to the MSCI EAFE® during the reporting period?

During the reporting period, the Fund’s most significant sector-weighting increases relative to the MSCI EAFE® Index were in utilities and health care. Over the same period, the most significant sector-weighting decreases relative to the benchmark were in financials and consumer discretionary.

From a country perspective, the Fund’s most significant weighting increases relative to the MSCI EAFE® Index during the reporting period were in Great Britain and Austria. Over the same period, the Fund’s relative country weightings were decreased most significantly in Australia and Finland.

1. See footnote on page 31 for more information on Lipper Inc.
2. See footnote on page 31 for more information on the MSCI EAFE® Index.

34    MainStay 130/30 International Fund

How was the Fund positioned relative to the MSCI EAFE® Index at the end of October 2011?

The Fund’s sector and country positioning is a result of our bottom-up stock selection process rather than a top-down macroeconomic viewpoint. As of October 31, 2011, the Fund held overweight positions relative to the MSCI EAFE® Index in the telecommunication services and materials sectors. As of the same date, the Fund was underweight relative to the MSCI EAFE® Index in consumer staples and financials.

From a country perspective, the Fund held overweight positions relative to the MSCI EAFE® Index in South Korea, China and Norway as of October 31, 2011. On the same date, the Fund was underweight relative to the MSCI EAFE® Index in Switzerland, Australia and Finland.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    35

Portfolio of Investments†††October 31, 2011

	Shares	Value
Common Stocks 127.2%†

Australia 13.0%
Aditya Birla Minerals, Ltd. (Metals & Mining)	25,614	$25,821
Ausdrill, Ltd. (Metals & Mining)	96,926	295,057
Australia & New Zealand Banking Group, Ltd. (Commercial Banks) (a)	43,332	977,262
Beach Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	194,759	238,211
BGP Holdings PLC (Diversified Financial Services) (b)(c)	106,339	11
BHP Billiton, Ltd. (Metals & Mining) (a)	42,093	1,647,899
Caltex Australia, Ltd. (Oil, Gas & Consumable Fuels) (a)	67,234	931,670
Challenger, Ltd. (Diversified Financial Services) (a)	160,309	755,293
Commonwealth Bank of Australia (Commercial Banks) (a)	2,854	146,566
Computershare, Ltd. (IT Services)	3,210	25,392
CSL, Ltd. (Biotechnology) (a)	22,378	670,165
Emeco Holdings, Ltd. (Trading Companies & Distributors) (a)	587,310	601,807
Energy Resources of Australia, Ltd. (Oil, Gas & Consumable Fuels) (a)(d)	149,521	308,260
Iluka Resources, Ltd. (Metals & Mining) (a)	63,326	1,052,722
Imdex, Ltd. (Metals & Mining)	92,963	202,183
Industrea, Ltd. (Machinery)	68,667	91,448
Leighton Holdings, Ltd. (Construction & Engineering) (a)	48,461	1,084,459
Macmahon Holdings, Ltd. (Construction & Engineering) (d)	126,699	80,161
Macquarie Airports (Transportation Infrastructure) (a)	67,537	241,182
Metcash, Ltd. (Food & Staples Retailing) (a)	30	131
Mineral Deposits, Ltd. (Metals & Mining) (d)	12,733	86,057
National Australia Bank, Ltd. (Commercial Banks) (a)	47,244	1,261,057
Newcrest Mining, Ltd. (Metals & Mining) (a)	9,107	320,813
NRW Holdings, Ltd. (Construction & Engineering) (a)	136,789	347,210
OneSteel, Ltd. (Metals & Mining) (a)	722,338	901,774
OZ Minerals, Ltd. (Metals & Mining) (a)	37,587	443,071
Panoramic Resources, Ltd. (Metals & Mining)	140,136	200,907
Ramelius Resources, Ltd. (Metals & Mining)	79,876	102,825
Regis Resources, Ltd. (Metals & Mining) (d)	90,338	283,596
Seven Group Holdings, Ltd. (Trading Companies & Distributors)	2,102	16,760
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	744,615	540,039
Spark Infrastructure Group (Electric Utilities) (a)(e)	471,407	600,613
Stockland (Real Estate Investment Trusts) (a)	49,498	161,734
Telstra Corp, Ltd. (Diversified Telecommunication Services) (a)	327,469	1,065,071
Transpacific Industries Group, Ltd. (Commercial Services & Supplies) (c)(d)	58,866	43,924
Transpacific Industries Group, Ltd. (Commercial Services & Supplies) (d)	91,568	69,913
Western Areas NL (Metals & Mining)	42,618	249,485
Westfield Group (Real Estate Investment Trusts) (a)	121,853	979,914
Westpac Banking Corp. (Commercial Banks) (a)	64,578	1,503,051

		18,553,514

Austria 1.4%
OMV A.G. (Oil, Gas & Consumable Fuels)	17,282	601,535
Raiffeisen International Bank Holding A.G. (Commercial Banks) (a)	10,596	293,095
Strabag SE (Construction & Engineering) (a)	9,878	302,419
Voestalpine A.G. (Metals & Mining) (a)	21,735	745,623

		1,942,672

Belgium 2.0%
Anheuser-Busch InBev N.V. (Beverages) (a)	24,911	1,383,047
Delhaize Group (Food & Staples Retailing)	5,829	381,501
Groupe Bruxelles Lambert S.A. (Diversified Financial Services) (a)	993	76,297
KBC Groep N.V. (Commercial Banks) (a)	18,719	414,562
UCB S.A. (Pharmaceuticals) (a)	13,081	573,640

		2,829,047

Bermuda 2.1%
Cheung Kong Infrastructure Holdings, Ltd. (Electric Utilities) (a)	61,000	325,886
China Green Holdings Ltd/Bermuda (Food Products)	414,000	126,352
Chow Sang Sang Holdings International, Ltd. (Specialty Retail)	57,000	170,596
First Pacific Co., Ltd. (Diversified Financial Services)	178,000	184,197
Giordano International, Ltd. (Specialty Retail)	986,000	741,009
GuocoLeisure, Ltd. (Hotels, Restaurants & Leisure)	106,000	50,956
Johnson Electric Holdings, Ltd. (Electrical Equipment)	38,000	22,144
Orient Overseas International, Ltd. (Marine) (a)	40,000	180,771
Skyworth Digital Holdings, Ltd. (Household Durables)	562,000	290,106

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

36 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Bermuda (continued)

SmarTone Telecommunications Holding, Ltd. (Wireless Telecommunication Services)	349,500	$647,450
Texwinca Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)	100,000	126,783
TPV Technology, Ltd. (Computers & Peripherals)	298,000	85,278

		2,951,528

Brazil 0.2%
Brasil Telecom S.A., ADR (Diversified Telecommunication Services) (f)	4,700	96,585
Braskem S.A., Sponsored ADR (Chemicals) (f)	2,700	48,708
BRF—Brasil Foods S.A., ADR (Food Products) (f)	2,500	52,625
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Water Utilities) (f)	1,400	75,964

		273,882

Cayman Islands 1.9%
361 Degrees International, Ltd. (Textiles, Apparel & Luxury Goods)	473,000	227,991
AMVIG Holdings, Ltd. (Containers & Packaging)	118,000	73,641
Asia Cement China Holdings Corp. (Construction Materials)	444,000	209,782
Bosideng International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	26,000	7,078
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (c)	38,000	7,190
Chaowei Power Holdings, Ltd. (Auto Components)	223,000	104,207
Chigo Holding, Ltd. (Household Durables)	2,254,000	104,357
China Lumena New Materials Corp. (Chemicals)	560,000	119,699
China Shanshui Cement Group (Construction Materials) (a)	351,000	263,158
China Zhongwang Holdings, Ltd. (Metals & Mining)	33,200	10,939
Dongyue Group (Chemicals)	382,000	284,830
Global Bio-Chem Technology Group Co., Ltd. (Food Products)	1,224,000	274,883
Haitian International Holdings, Ltd. (Machinery)	30,000	26,112
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	568,000	201,376
Lifestyle International Holdings, Ltd. (Multiline Retail) (a)	41,000	109,720
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	477,000	139,506
Real Nutriceutical Group, Ltd. (Personal Products)	150,000	55,410
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	73,000	92,365
TCC International Holdings, Ltd. (Construction Materials)	264,000	121,650
TCL Communication Technology Holdings, Ltd. (Communications Equipment)	33,000	16,249
Tianneng Power International, Ltd. (Auto Components)	544,000	252,890
XTEP International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	152,000	59,110

		2,762,143

China 0.6%
China Construction Bank Corp. Class H (Commercial Banks)	423,000	307,471
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	224,000	212,079
CSG Holding Co., Ltd. Class B (Construction Materials)	76,800	65,310
Great Wall Motor Co., Ltd. (Automobiles)	34,000	45,188
Harbin Power Equipment Co., Ltd. (Electrical Equipment)	58,000	58,423
Weiqiao Textile Co. (Textiles, Apparel & Luxury Goods)	377,000	206,101

		894,572

Denmark 0.6%
Coloplast A/S Class B (Health Care Equipment & Supplies)	2,135	310,038
H Lundbeck A/S (Pharmaceuticals) (a)	29,719	598,124

		908,162

Finland 0.0%‡
Pohjola Bank PLC Class A (Diversified Financial Services)	1,700	19,546

France 8.7%
Arkema S.A. (Chemicals) (a)	6,100	413,282
AXA S.A. (Insurance) (a)	54,507	875,714
BNP Paribas S.A. (Commercial Banks) (a)	12,815	568,205
Bouygues S.A. (Construction & Engineering)	29,853	1,116,225
Christian Dior S.A. (Textiles, Apparel & Luxury Goods) (a)	6,991	986,071
CNP Assurances (Insurance) (a)	1,828	27,948
Derichebourg S.A. (Commercial Services & Supplies) (d)	46,047	181,898
Faurecia (Auto Components) (a)	16,022	422,063
Natixis (Commercial Banks) (a)	10,739	34,020
Peugeot S.A. (Automobiles) (a)	12,425	269,918
Plastic Omnium S.A. (Auto Components)	15,928	443,934

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 37

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

France (continued)

Rallye S.A. (Food & Staples Retailing)	14,545	$464,374
Safran S.A. (Aerospace & Defense) (a)	24,909	810,718
Sanofi (Pharmaceuticals) (a)	25,263	1,808,409
Societe Generale (Commercial Banks)	2,637	75,613
Total S.A. (Oil, Gas & Consumable Fuels) (a)	31,535	1,649,075
Unibail-Rodamco SE (Real Estate Investment Trusts) (a)	1,130	224,333
Vivendi S.A. (Diversified Telecommunication Services) (a)	45,753	1,024,992
Wendel (Industrial Conglomerates) (a)	13,793	1,020,117

		12,416,909

Germany 9.5%
Allianz SE (Insurance) (a)	5,587	624,151
Balda A.G. (Communications Equipment) (d)	8,623	61,078
BASF S.E. (Chemicals) (a)	19,378	1,408,331
Bayerische Motoren Werke A.G. (Automobiles) (a)	13,518	1,101,663
Bechtle A.G. (IT Services) (a)	12,439	462,564
Bertrandt A.G. (Professional Services)	1,536	85,325
Deutsche Bank A.G. (Capital Markets) (a)	11,442	475,625
Duerr A.G. (Machinery)	15,110	655,417
Fresenius SE (Health Care Providers & Services) (a)	10,194	1,001,992
Hugo Boss A.G. (Textiles, Apparel & Luxury Goods)	496	43,004
Indus Holding A.G. (Industrial Conglomerates)	6,188	161,103
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment) (a)	112,818	1,006,025
Lanxess A.G. (Chemicals) (a)	2	117
Leoni A.G. (Auto Components)	4,923	205,990
MAN A.G. (Machinery) (a)	9,611	847,524
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance) (a)	2,320	311,007
RWE A.G. (Multi-Utilities) (a)	28,017	1,195,577
Siemens A.G. (Industrial Conglomerates) (a)	8,079	846,754
Sixt A.G. (Road & Rail)	9,188	191,806
Stada Arzneimittel A.G. (Pharmaceuticals) (a)	17,630	427,077
Suedzucker A.G. (Food Products) (a)	33,098	966,463
United Internet A.G. (Internet Software & Services) (a)	30,290	595,729
Volkswagen A.G. (Automobiles) (a)	5,834	916,083

		13,590,405

Greece 0.4%
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	6,765	60,914
OPAP S.A. (Hotels, Restaurants & Leisure) (a)	28,130	327,173
Public Power Corp. S.A. (Electric Utilities) (a)	16,689	144,669

		532,756

Hong Kong 2.0%
China Pharmaceutical Group, Ltd. (Pharmaceuticals)	576,000	154,171
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	162,000	306,193
Dah Chong Hong Holdings, Ltd. (Distributors) (a)	621,000	757,598
Galaxy Entertainment Group, Ltd. (Hotels, Restaurants & Leisure) (a)(d)	257,000	500,928
Lenovo Group, Ltd. (Computers & Peripherals)	224,000	150,681
Melco International Development (Hotels, Restaurants & Leisure) (a)	114,000	88,622
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	952,000	439,028
SJM Holdings, Ltd. (Hotels, Restaurants & Leisure) (a)	28,000	47,354
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development) (a)	36,000	489,430

		2,934,005

India 0.1%
Tata Motors, Ltd., Sponsored ADR (Machinery) (f)	8,000	160,400

Israel 1.1%
Delek Group, Ltd. (Industrial Conglomerates) (a)	1,054	207,421
Israel Chemicals, Ltd. (Chemicals) (a)	90,336	1,076,197
Mizrahi Tefahot Bank, Ltd. (Commercial Banks) (a)	39,747	342,121

		1,625,739

Italy 4.2%
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure) (a)	18,690	195,284
De’Longhi S.p.A. (Household Durables) (a)	61,612	671,410
Enel Green Power S.p.A. (Independent Power Producers & Energy Traders) (a)	63,423	145,029
Enel S.p.A. (Electric Utilities) (a)	278,842	1,310,909
ENI S.p.A. (Oil, Gas & Consumable Fuels) (a)	67,094	1,477,452
Exor S.p.A. (Diversified Financial Services) (a)	18,499	402,906
Fiat S.p.A (Automobiles) (a)	162,762	995,139
Intesa Sanpaolo S.p.A. (Commercial Banks) (a)	124,028	218,832
Telecom Italia S.p.A. (Diversified Telecommunication Services) (a)	537,627	668,024

		6,084,985

Japan 32.2%
Acom Co., Ltd. (Consumer Finance) (d)	380	6,722
Aeon Co., Ltd. (Food & Staples Retailing) (a)	57,800	759,077
Aisin Seiki Co., Ltd. (Auto Components) (a)	4,700	149,311
AOC Holdings, Inc. (Oil, Gas & Consumable Fuels)	51,000	293,552
AOKI Holdings, Inc. (Specialty Retail)	4,000	53,393

The notes to the financial statements are an integral part of,

38 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Japan (continued)

AOYAMA TRADING Co., Ltd. (Specialty Retail) (a)	42,800	$675,065
Canon, Inc. (Office Electronics) (a)	1,700	77,633
Central Glass Co., Ltd. (Building Products) (a)	119,000	533,707
Central Japan Railway Co. (Road & Rail) (a)	84	714,273
Century Tokyo Leasing Corp. (Diversified Financial Services) (a)	21,600	433,454
Chugoku Marine Paints, Ltd. (Chemicals)	18,000	127,440
Coca-Cola West Co., Ltd. (Beverages)	6,500	115,906
Credit Saison Co., Ltd. (Consumer Finance) (a)	47,900	941,387
Daiichikosho Co., Ltd. (Media)	6,100	117,735
eAccess, Ltd. (Internet Software & Services)	589	158,339
East Japan Railway Co. (Road & Rail) (a)	17,600	1,068,751
EDION Corp. (Specialty Retail)	94,400	757,163
Electric Power Development Co., Ltd. (Independent Power Producers & Energy Traders) (a)	8,700	216,774
Fields Corp. (Leisure Equipment & Products)	37	61,383
FUJIFILM Holdings Corp. (Electronic Equipment & Instruments) (a)	42,100	1,032,389
FujiI Media Holdings, Inc. (Media)	30	43,120
Furukawa-Sky Aluminum Corp. (Metals & Mining)	85,000	250,494
Geo Corp. (Specialty Retail)	441	447,586
Godo Steel, Ltd. (Metals & Mining)	72,000	171,651
Gulliver International Co., Ltd. (Specialty Retail)	4,850	215,353
H.I.S Co., Ltd. (Hotels, Restaurants & Leisure)	7,900	204,424
Hitachi Capital Corp. (Consumer Finance) (a)	16,000	196,091
Hitachi Medical Corp. (Health Care Equipment & Supplies)	14,000	152,519
Hitachi, Ltd. (Electronic Equipment & Instruments) (a)	223,000	1,196,892
Hokuetsu Kishu Paper Co., Ltd. (Paper & Forest Products) (a)	105,000	690,844
Hokuhoku Financial Group, Inc. (Commercial Banks) (a)	32,000	59,796
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	10,500	977,837
INPEX Corp. (Oil, Gas & Consumable Fuels) (a)	126	828,959
IT Holdings Corp. (IT Services) (a)	45,600	472,943
ITOCHU Corp. (Trading Companies & Distributors) (a)	20,000	197,250
Jaccs Co., Ltd. (Consumer Finance)	154,000	513,711
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	18,400	727,273
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	30,200	144,627
JFE Shoji Holdings, Inc. (Trading Companies & Distributors)	69,000	279,167
JX Holdings, Inc. (Oil, Gas & Consumable Fuels) (a)	26,100	151,868
K’s Holdings Corp. (Specialty Retail) (a)	15,700	663,835
Kayaba Industry Co., Ltd. (Auto Components) (a)	83,000	477,218
KDDI Corp. (Wireless Telecommunication Services) (a)	154	1,126,618
Kohnan Shoji Co., Ltd. (Specialty Retail) (a)	27,000	468,629
Konica Minolta Holdings, Inc. (Office Electronics) (a)	13,500	98,338
Kyoei Steel, Ltd. (Metals & Mining)	700	12,398
Maeda Road Construction Co., Ltd. (Construction & Engineering)	19,000	187,788
Melco Holdings, Inc. (Computers & Peripherals)	5,200	144,960
Mitsubishi Corp. (Trading Companies & Distributors) (a)	23,900	491,965
Mitsubishi Steel Manufacturing Co., Ltd. (Metals & Mining)	106,000	284,650
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks) (a)	370,800	1,606,325
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services) (a)	5,080	196,758
MITSUI & Co., Ltd. (Trading Companies & Distributors) (a)	72,400	1,056,425
Morinaga Milk Industry Co., Ltd. (Food Products)	15,000	59,764
NEC Networks & System Integration Corp. (Construction & Engineering)	1,700	25,536
NET One Systems Co., Ltd. (IT Services) (a)	263	688,192
Nichiha Corp. (Building Products)	5,700	66,731
Nippo Corp. (Construction & Engineering) (a)	46,000	403,848
Nippon Coke & Engineering Co., Ltd. (Metals & Mining)	92,500	126,977
Nippon Densetsu Kogyo Co., Ltd. (Construction & Engineering)	11,000	109,087
Nippon Electric Glass Co., Ltd. (Electronic Equipment & Instruments) (a)	109,000	971,827
Nippon Light Metal Co., Ltd. (Metals & Mining)	144,000	209,520
Nippon Soda Co., Ltd. (Chemicals)	14,000	64,559
Nippon Synthetic Chemical Industry Co., Ltd. (The) (Chemicals)	32,000	179,164
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (a)	23,800	1,216,725
Nishi-Nippon City Bank, Ltd. (The) (Commercial Banks) (a)	159,000	433,151

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 39

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Japan (continued)

Nishimatsu Construction Co., Ltd. (Construction & Engineering)	55,000	$90,571
Nissan Motor Co., Ltd. (Automobiles) (a)	112,100	1,032,762
Nissin Electric Co., Ltd. (Electrical Equipment)	84,000	515,568
Nitto Boseki Co., Ltd. (Building Products)	9,000	26,958
NTT Data Corp. (IT Services) (a)	117	392,887
NTT DoCoMo, Inc. (Wireless Telecommunication Services) (a)	328	579,367
Okinawa Electric Power Co., Inc. (The) (Electric Utilities)	800	32,623
Osaka Gas Co., Ltd. (Gas Utilities) (a)	92,000	348,638
PanaHome Corp. (Household Durables) (a)	33,000	226,729
Press Kogyo Co., Ltd. (Auto Components) (a)	121,000	569,883
Promise Co., Ltd. (Consumer Finance) (a)(d)	14,500	141,974
Ricoh Leasing Co., Ltd. (Diversified Financial Services)	8,400	184,804
Riso Kagaku Corp. (Office Electronics)	5,000	86,466
Rohm Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	6,600	336,211
Round One Corp. (Hotels, Restaurants & Leisure)	86,400	634,407
Ryobi, Ltd. (Machinery)	82,000	332,779
Sakai Chemical Industry Co., Ltd. (Chemicals)	50,000	197,242
Sanyo Special Steel Co., Ltd. (Metals & Mining)	39,000	213,964
Sapporo Hokuyo Holdings, Inc. (Commercial Banks) (a)	181,000	594,422
Seria Co., Ltd. (Multiline Retail)	12	65,014
Shinsei Bank, Ltd. (Commercial Banks)	346,000	381,472
Ship Healthcare Holdings, Inc. (Health Care Providers & Services) (a)	29,000	709,531
Sintokogio, Ltd. (Machinery)	4,500	41,075
SKY Perfect JSAT Holdings, Inc. (Media) (a)	1,481	721,713
Sojitz Corp. (Trading Companies & Distributors) (a)	401,800	686,364
Sony Corp. (Household Durables) (a)	44,200	929,421
Sumitomo Corp. (Trading Companies & Distributors) (a)	19,900	246,838
Sumitomo Electric Industries, Ltd. (Electrical Equipment)	31,200	348,012
Sumitomo Forestry Co., Ltd. (Household Durables) (a)	82,400	708,699
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks) (a)	47,776	1,331,948
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals) (a)	16,800	758,015
Toda Corp. (Construction & Engineering) (a)	28,000	98,672
Tokai Rubber Industries, Inc. (Auto Components) (a)	13,200	166,068
Tokuyama Corp. (Chemicals) (a)	111,000	399,623
Tosoh Corp. (Chemicals)	160,000	520,336
Toyota Motor Corp. (Automobiles) (a)	15,200	508,222
Tsuruha Holdings, Inc. (Food & Staples Retailing) (a)	7,600	391,442
Unipres Corp. (Auto Components) (a)	26,200	717,994
UNY Co., Ltd. (Food & Staples Retailing) (a)	79,300	714,809
Valor Co., Ltd. (Food & Staples Retailing)	26,300	393,371
Xebio Co., Ltd. (Specialty Retail)	21,100	514,938
Yamada Denki Co., Ltd. (Specialty Retail)	8,280	596,748

		46,075,427

Malaysia 0.2%
AirAsia BHD (Airlines)	183,800	231,762

Netherlands 2.7%
European Aeronautic Defence and Space Co. N.V. (Aerospace & Defense) (a)	33,909	994,626
Heineken Holding N.V. (Beverages) (a)	15,848	678,621
ING Groep N.V. (Diversified Financial Services) (a)(d)	47,148	407,119
Koninklijke KPN N.V. (Diversified Telecommunication Services)	74,157	968,932
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment) (a)	113,087	779,374
Ten Cate N.V. (Textiles, Apparel & Luxury Goods) (a)	284	9,718
Unilever N.V., CVA (Food Products) (a)	387	13,308

		3,851,698

New Zealand 0.5%
Telecom Corp. of New Zealand, Ltd. (Diversified Telecommunication Services) (a)	320,863	658,554

Norway 2.5%
Atea ASA (IT Services) (a)	59,776	527,193
Austevoll Seafood A.S.A. (Food Products) (a)	31,612	124,808
Cermaq ASA (Food Products) (a)(d)	42,819	474,818
StatoilHydro ASA (Oil, Gas & Consumable Fuels) (a)	51,883	1,319,651
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services) (a)	34,934	792,751
Yara International ASA (Chemicals) (a)	7,938	374,857

		3,614,078

Poland 0.1%
KGHM Polska Miedz S.A. (Metals & Mining) (a)	2,770	133,615

The notes to the financial statements are an integral part of,

40 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Republic of Korea 1.5%
Daelim Industrial Co., Ltd. (Construction & Engineering) (a)	1,518	$131,674
Dongbu Insurance Co., Ltd. (Insurance) (a)	830	34,601
Dongkuk Steel Mill Co., Ltd. (Metals & Mining) (a)	3,660	84,757
Doosan Corp. (Industrial Conglomerates) (a)	914	115,737
Doosan Infracore Co., Ltd. (Machinery) (a)(d)	2,510	43,197
GS Holdings (Oil, Gas & Consumable Fuels) (a)	2,142	120,386
Hankook Tire Co., Ltd. (Auto Components) (a)	1,030	41,284
Hanwha Chem Corp. (Chemicals) (a)	1,260	32,678
Hanwha Corp. (Chemicals) (a)	2,130	74,762
Honam Petrochemical Corp. (Chemicals) (a)	482	130,776
Hyosung Corp. (Chemicals) (a)	465	26,884
Hyundai Heavy Industries Co., Ltd. (Machinery) (a)	303	81,477
Hyundai Mipo Dockyard (Machinery) (a)	1,086	118,299
Hyundai Motor Co. (Automobiles) (a)	376	76,269
Industrial Bank of Korea (Commercial Banks) (a)	3,240	42,264
Kia Motors Corp. (Automobiles) (a)	1,766	114,131
Korea Gas Corp. (Gas Utilities) (a)	4,030	135,977
Korea Kumho Petrochemical (Chemicals)	376	63,718
KP Chemical Corp. (Chemicals)	3,770	53,170
Lotte Confectionery Co., Ltd. (Food Products) (a)	38	59,504
OCI Co., Ltd. (Chemicals) (a)	396	81,396
S-Oil Corp. (Oil, Gas & Consumable Fuels) (a)	975	100,063
Samsung Heavy Industries Co., Ltd. (Machinery) (a)	870	26,760
SK Holdings Co., Ltd. (Industrial Conglomerates) (a)	975	129,712
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	173	25,842
SK Networks Co., Ltd. (Trading Companies & Distributors) (a)	7,880	79,328
Woori Finance Holdings Co., Ltd. (Commercial Banks) (a)	6,620	62,770

		2,087,416

Russia 0.1%
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (f)	2,074	120,046
Sistema JSFC, Sponsored GDR (Wireless Telecommunication Services) (g)	1,551	26,386
Tatneft, Sponsored ADR (Oil, Gas & Consumable Fuels) (f)	1,895	55,908

		202,340

Singapore 1.0%
CWT, Ltd. (Transportation Infrastructure)	58,000	48,022
DBS Group Holdings, Ltd. (Commercial Banks) (a)	22,000	214,618
First Resources, Ltd. (Food Products)	22,000	24,649
Hi-P International, Ltd. (Electronic Equipment & Instruments)	47,000	21,185
Hong Leong Asia, Ltd. (Industrial Conglomerates)	64,000	99,403
Jardine Cycle & Carriage, Ltd. (Distributors) (a)	13,000	468,316
XP Power, Ltd. (Electrical Equipment)	2,456	39,610
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	612,000	452,003

		1,367,806

Spain 2.7%
Banco Bilbao Vizcaya Argentaria S.A. (Commercial Banks) (a)	53,226	478,829
Banco Santander S.A. (Commercial Banks) (a)	103,895	888,490
Distribuidora Internacional de Alimentacion S.A. (Food & Staples Retailing) (d)	17,045	77,514
Endesa S.A. (Electric Utilities) (a)	9,790	233,046
Gamesa Corp. Tecnologica S.A. (Electrical Equipment)	119,861	577,615
Gas Natural SDG S.A. (Gas Utilities) (a)	48,270	898,092
Iberdrola S.A. (Electric Utilities) (a)	61,183	443,844
Telefonica S.A. (Diversified Telecommunication Services) (a)	15,194	324,163

		3,921,593

Sweden 2.2%
Betsson AB (Hotels, Restaurants & Leisure) (a)(d)	18,456	433,614
Billerud AB (Paper & Forest Products)	18,523	143,267
Boliden AB (Metals & Mining) (a)	80,359	1,131,602
Hexpol AB (Machinery)	2,116	54,300
Hoganas AB (Metals & Mining)	3,284	104,493
Meda AB Class A (Pharmaceuticals) (a)	79,461	807,214
SAAB AB (Aerospace & Defense)	11,629	223,504
Swedish Match AB (Tobacco) (a)	3,569	123,162
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment) (a)	6,056	63,042

		3,084,198

Switzerland 7.3%
Aryzta A.G. (Food Products)	6,367	307,099
X Nestle S.A. Registered (Food Products) (a)	52,248	3,023,577
X Novartis A.G. (Pharmaceuticals) (a)	43,145	2,437,374
Pargesa Holding S.A. (Diversified Financial Services) (a)	365	28,456
X Roche Holding A.G., Genusscheine (Pharmaceuticals) (a)	13,093	2,152,539

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 41

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Switzerland (continued)

Swiss Life Holding (Insurance) (a)(d)	8,303	$1,017,841
Swiss Re, Ltd. (Insurance) (a)(d)	23,704	1,296,518
Zurich Financial Services A.G. (Insurance) (a)(d)	1,114	256,019

		10,519,423

Taiwan 0.8%
Catcher Technology Co., Ltd. (Computers & Peripherals) (a)	13,000	72,678
China Motor Corp. (Automobiles)	80,000	77,147
China Petrochemical Development Corp. (Chemicals)	160,600	186,069
Coretronic Corp. (Electronic Equipment & Instruments)	26,000	19,561
E Ink Holdings, Inc. (Electronic Equipment & Instruments)	21,000	43,035
Formosa Chemicals & Fibre Corp. (Chemicals) (a)	46,000	132,113
Formosa Plastics Corp. (Chemicals) (a)	38,000	110,188
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	76,000	70,357
HTC Corp. (Communications Equipment) (a)	2,100	46,697
LCY Chemical Corp. (Chemicals)	40,000	67,497
Nan Ya Plastics Corp. (Chemicals) (a)	21,000	47,340
Tainan Spinning Co., Ltd. (Textiles, Apparel & Luxury Goods)	133,900	59,608
Teco Electric and Machinery Co., Ltd. (Electrical Equipment)	114,000	66,540
TSRC Corp. (Chemicals)	63,800	166,030

		1,164,860

Thailand 0.1%
PTT Global Chemical PCL (Chemicals) (d)	33,068	70,438
Thai Oil PCL (Oil, Gas & Consumable Fuels)	74,300	138,700

		209,138

Turkey 0.1%
Arcelik AS (Household Durables) (a)	19,039	72,917

United Kingdom 25.4%
African Barrick Gold PLC (Metals & Mining) (a)	17,175	148,780
Anglo American PLC (Metals & Mining) (a)	32,960	1,207,833
Ashtead Group PLC (Trading Companies & Distributors) (a)	344,395	853,383
X AstraZeneca PLC (Pharmaceuticals) (a)	38,005	1,814,764
Aviva PLC (Insurance) (a)	157,598	855,447
Avocet Mining PLC (Metals & Mining)	32,242	118,968
Barclays PLC (Commercial Banks) (a)	502,975	1,555,065
Berendsen PLC (Commercial Services & Supplies)	6,899	51,275
BG Group PLC (Oil, Gas & Consumable Fuels) (a)	3,495	75,740
BHP Billiton PLC (Metals & Mining) (a)	28,265	889,744
Bodycote PLC (Machinery) (a)	150,823	679,658
X BP PLC (Oil, Gas & Consumable Fuels) (a)	247,406	1,823,637
X British American Tobacco PLC (Tobacco) (a)	44,229	2,024,020
BT Group PLC (Diversified Telecommunication Services) (a)	360,147	1,087,645
Cape PLC (Commercial Services & Supplies) (a)	52,207	403,299
Dairy Crest Group PLC (Food Products) (a)	48,014	266,130
Diageo PLC (Beverages) (a)	2,295	47,537
Diploma PLC (Electronic Equipment & Instruments)	13,865	71,410
Drax Group PLC (Independent Power Producers & Energy Traders) (a)	93,585	813,188
Elementis PLC (Chemicals) (a)	96,403	222,167
Fenner PLC (Machinery)	13,129	71,587
Ferrexpo PLC (Metals & Mining) (a)	74,844	385,816
Filtrona PLC (Chemicals)	22,226	141,245
GlaxoSmithKline PLC (Pharmaceuticals) (a)	36,521	818,601
Go-Ahead Group PLC (Road & Rail)	4,064	89,923
Home Retail Group PLC (Internet & Catalog Retail) (a)	403,370	647,097
X HSBC Holdings PLC (Commercial Banks) (a)	245,103	2,138,879
Interserve PLC (Construction & Engineering) (a)	54,726	290,055
Kentz Corp., Ltd. (Construction & Engineering)	21,046	164,033
Kier Group PLC (Construction & Engineering)	2,749	62,041
Legal & General Group PLC (Insurance) (a)	403,115	710,088
London Stock Exchange Group PLC (Diversified Financial Services) (a)	59,126	849,382
Micro Focus International PLC (Software)	35,667	192,706
Mondi PLC (Paper & Forest Products) (a)	26,931	204,570
Moneysupermarket.com Group PLC (Internet Software & Services)	23,579	40,385
Morgan Crucible Co. PLC (Machinery) (a)	109,110	494,573
Next PLC (Multiline Retail) (a)	730	29,817
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance) (a)	110,757	287,681
Persimmon PLC (Household Durables) (a)	42,270	337,138
Prudential PLC (Insurance) (a)	110,999	1,148,241
Rio Tinto PLC (Metals & Mining) (a)	29,569	1,598,897
X Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (a)	54,923	1,939,851
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (a)	41,785	1,499,552
RPC Group PLC (Containers & Packaging) (a)	76,566	433,506
Senior PLC (Machinery) (a)	142,396	379,005
Shire PLC (Pharmaceuticals) (a)	32,164	1,009,952

The notes to the financial statements are an integral part of,

42 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 43

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)

Spectris PLC (Electronic Equipment & Instruments) (a)	24,766	$504,979
Tesco PLC (Food & Staples Retailing) (a)	28,742	185,240
Tetragon Financial Group, Ltd. (Capital Markets)	12,222	79,947
Unilever PLC (Food Products) (a)	16,007	534,328
Vedanta Resources PLC (Metals & Mining) (a)	9,694	197,975
X Vodafone Group PLC (Wireless Telecommunication Services) (a)	750,749	2,082,039
Weir Group PLC (The) (Machinery) (a)	28,923	884,172
WH Smith PLC (Specialty Retail) (a)	39,635	348,657
William Hill PLC (Hotels, Restaurants & Leisure) (a)	180,602	625,816

		36,417,464

Total Common Stocks (Cost $181,399,640)		182,092,554

Convertible Preferred Stocks 0.8%

Brazil 0.0%‡
Brasil Telecom S.A. (a) 7.92% (Diversified Telecommunication Services)	1,600	11,015

Germany 0.7%
Porsche Automobil Holding SE (a) 2.37% (Automobiles)	17,547	1,023,917

Republic of Korea 0.1%
Hyundai Motor Co. 2.31% (Automobiles)	546	36,380
2.47% (Automobiles)	593	37,437
LG Chem, Ltd. 3.08% (Chemicals)	481	54,472

		128,289

Total Convertible Preferred Stocks (Cost $937,123)		1,163,221

Exchange Traded Funds 3.3% (h)

United States 3.3%
iShares MSCI EAFE Index Fund (Capital Markets) (a)	32,741	1,714,646
X iShares MSCI Emerging Markets Index Fund (Capital Markets) (a)	73,825	3,012,060

Total Exchange Traded Funds (Cost $4,588,452)		4,726,706

Preferred Stocks 0.5%

Germany 0.5%
Jungheinrich A.G. 0.40% (Machinery)	7,811	244,293
RWE A.G. 0.00% (Multi-Utilities)	2,048	76,555
Volkswagen A.G. 1.54% (Automobiles) (a)	2,326	406,906

Total Preferred Stocks (Cost $720,695)		727,754

	Number of
	Warrants
Warrants 0.0%‡

Cayman Islands 0.0%‡
Kingboard Chemical Holdings, Ltd. Strike Price HK$40.00 Expires 10/31/12 (Electronic Equipment & Instruments) (d)	11,400	1,519

Spain 0.0%‡
Promotora de Informaciones S.A. Strike Price €2.00 Expires 6/28/14 (Media) (d)	85,100	9,420

Total Warrants (Cost $0)		10,939

	Principal
	Amount
Short-Term Investment 0.1%

Repurchase Agreement 0.1%
United States 0.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $145,675 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $150,000 and a Market Value of $150,302) (Capital Markets)	$145,675	145,675

Total Short-Term Investment (Cost $145,675)		145,675

Total Investments, Before Investments Sold Short (Cost $187,791,585) (i)	131.9%	188,866,849

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Investments Sold Short (32.3%) Common Stocks Sold Short (32.3%)

Australia (6.1%)
Arafura Resources, Ltd. (Metals & Mining) (d)	(54,677)	$(34,394)
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	(350,364)	(827,966)
Aurora Oil and Gas, Ltd. (Oil, Gas & Consumable Fuels) (d)	(184,610)	(546,339)
Austar United Communications, Ltd. (Media) (d)	(413,781)	(499,444)
Bandanna Energy, Ltd. (Oil, Gas & Consumable Fuels) (d)	(171,594)	(143,848)
Bathurst Resources, Ltd. (Metals & Mining) (d)	(347,343)	(271,645)
Billabong International, Ltd. (Textiles, Apparel & Luxury Goods)	(22,053)	(98,131)
Coalspur Mines, Ltd. (Oil, Gas & Consumable Fuels) (d)	(267,162)	(515,990)
Cockatoo Coal, Ltd. (Oil, Gas & Consumable Fuels) (d)	(780,898)	(311,449)
CSR, Ltd. (Industrial Conglomerates)	(141,688)	(357,196)
Cudeco, Ltd. (Metals & Mining) (d)	(112,288)	(370,405)
Dart Energy, Ltd. (Oil, Gas & Consumable Fuels) (d)	(271,188)	(174,497)
Discovery Metals, Ltd. (Metals & Mining) (d)	(161,418)	(230,238)
Eastern Star Gas, Ltd. (Oil, Gas & Consumable Fuels) (d)	(454,433)	(419,596)
Energy World Corp, Ltd. (Independent Power Producers & Energy Traders) (d)	(554,414)	(333,201)
Extract Resources, Ltd. (Oil, Gas & Consumable Fuels) (d)	(91,348)	(734,628)
Gloucester Coal, Ltd. (Oil, Gas & Consumable Fuels) (d)	(9,160)	(65,116)
Gryphon Minerals, Ltd. (Metals & Mining) (d)	(29,735)	(42,464)
Independence Group NL (Metals & Mining)	(19,905)	(108,207)
Integra Mining, Ltd. (Metals & Mining) (d)	(8,436)	(4,604)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (d)	(201,624)	(927,548)
Macquarie Atlas Roads Group (Transportation Infrastructure) (d)	(67,008)	(98,647)
Mirabela Nickel, Ltd. (Metals & Mining) (d)	(60,522)	(102,680)
Murchison Metals, Ltd. (Metals & Mining) (d)	(489,369)	(150,876)
Pharmaxis, Ltd. (Pharmaceuticals) (d)	(18,189)	(24,231)
Sandfire Resources NL (Metals & Mining) (d)	(43,409)	(307,565)
Seven West Media, Ltd. (Media)	(38,209)	(142,910)
Sundance Resources, Ltd. (Metals & Mining) (d)	(447,048)	(200,540)
Virgin Blue Holdings, Ltd. (Airlines) (d)	(1,079,333)	(419,984)
White Energy Co., Ltd. (Metals & Mining) (d)	(77,418)	(132,441)
Wotif.com Holdings, Ltd. (Internet & Catalog Retail)	(37,047)	(141,524)

		(8,738,304)

Austria (0.2%)
Intercell A.G. (Biotechnology) (d)	(36,320)	(96,042)
RHI A.G. (Construction Materials)	(6,933)	(150,459)

		(246,501)

Belgium (0.2%)
Tessenderlo Chemie N.V. (Chemicals)	(3,293)	(101,891)
ThromboGenics N.V. (Biotechnology) (d)	(4,147)	(108,335)

		(210,226)

Bermuda (0.8%)
Beijing Enterprises Water Group, Ltd. (Water Utilities) (d)	(552,000)	(132,141)
China Oil and Gas Group, Ltd. (Gas Utilities) (d)	(20,000)	(1,318)
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	(15,789)	(629,674)
Huabao International Holdings, Ltd. (Chemicals)	(276,000)	(175,250)
Man Wah Holdings, Ltd. (Household Durables)	(162,000)	(90,184)
Ports Design, Ltd. (Textiles, Apparel & Luxury Goods)	(77,000)	(136,486)

		(1,165,053)

Cayman Islands (1.0%)
Ajisen China Holdings, Ltd. (Hotels, Restaurants & Leisure)	(198,000)	(282,301)
BaWang International Group Holding, Ltd. (Personal Products) (d)	(8,000)	(914)
China Shineway Pharmaceutical Group, Ltd. (Pharmaceuticals)	(187,000)	(257,075)
China State Construction International Holdings, Ltd. (Construction & Engineering)	(34,000)	(25,600)
Geely Automobile Holdings, Ltd. (Automobiles)	(610,000)	(151,888)
International Mining Machinery Holdings, Ltd. (Machinery)	(202,000)	(203,703)
Jinchuan Group International Resources Co., Ltd. (Chemicals) (d)	(89,000)	(20,266)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods)	(128,500)	(121,863)
Lijun International Pharmaceutical Holding, Ltd. (Pharmaceuticals)	(380,000)	(43,260)
Minth Group, Ltd. (Auto Components)	(160,000)	(163,593)
Wasion Group Holdings, Ltd. (Electronic Equipment & Instruments)	(222,000)	(81,924)
Xingda International Holdings, Ltd. (Metals & Mining)	(174,000)	(99,032)

		(1,451,419)

China (0.4%)
Byd Co., Ltd. (Automobiles) (d)	(118,000)	(285,083)
Guangzhou Pharmaceutical Co., Ltd. (Pharmaceuticals)	(210,000)	(147,332)

The notes to the financial statements are an integral part of,

44 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)

China (continued)

Shandong Weigao Group Medical Polymer Co., Ltd. (Health Care Equipment & Supplies)	(88,000)	$(90,837)

		(523,252)

Denmark (0.5%)
Bang & Olufsen A/S (Household Durables) (d)	(4,821)	(55,703)
Genmab A/S (Biotechnology) (d)	(22,931)	(133,534)
NKT Holding A/S (Machinery)	(11,676)	(443,581)
Torm A/S (Oil, Gas & Consumable Fuels) (d)	(5,993)	(6,946)

		(639,764)

Finland (0.8%)
Konecranes Oyj (Machinery)	(32,136)	(732,499)
M-real Oyj Class B (Paper & Forest Products) (d)	(130,185)	(280,384)
Poyry Oyj (Professional Services)	(1,423)	(12,830)
Stockmann Oyj Abp (Multiline Retail)	(4,257)	(75,550)
Talvivaara Mining Co. PLC (Metals & Mining) (d)	(11,999)	(44,414)
Uponor Oyj (Building Products)	(3,904)	(40,301)

		(1,185,978)

France (0.2%)
Bull S.A. (Computers & Peripherals) (d)	(19,134)	(90,506)
Technicolor S.A. (Media) (d)	(81,142)	(218,548)

		(309,054)

Germany (1.6%)
Aixtron A.G. (Semiconductors & Semiconductor Equipment)	(45,071)	(634,857)
ElringKlinger A.G. (Auto Components)	(16,963)	(465,207)
Heidelberger Druckmaschinen A.G. (Machinery) (d)	(338,024)	(663,970)
KUKA A.G. (Machinery) (d)	(4,246)	(80,433)
MLP A.G. (Capital Markets)	(6,089)	(40,760)
Morphosys A.G. (Life Sciences Tools & Services) (d)	(8,349)	(202,593)
Nordex A.G. (Electrical Equipment) (d)	(1,809)	(11,143)
Solar Millennium A.G. (Construction & Engineering) (d)	(4,376)	(13,915)
Vossloh A.G. (Machinery)	(2,249)	(234,540)

		(2,347,418)

Greece (0.1%)
Marfin Investment Group S.A. (Diversified Financial Services) (d)	(116,168)	(63,924)
Piraeus Bank S.A. (Commercial Banks) (d)	(280,173)	(81,952)
TT Hellenic Postbank S.A. (Commercial Banks) (d)	(28,905)	(14,245)

		(160,121)

Hong Kong (0.2%)
China Taiping Insurance Holdings Co., Ltd. (Insurance) (d)	(84,800)	(182,523)
Citic 1616 Holdings, Ltd. (Diversified Telecommunication Services)	(273,000)	(60,452)
Dah Sing Banking Group, Ltd. (Commercial Banks)	(111,600)	(108,230)

		(351,205)

Italy (1.2%)
Ansaldo STS S.p.A (Transportation Infrastructure)	(59,729)	(622,187)
Falck Renewables S.p.A. (Independent Power Producers & Energy Traders)	(41,272)	(46,734)
Milano Assicurazioni S.p.A. (Insurance) (d)	(324,638)	(138,044)
Piaggio & C S.p.A. (Automobiles)	(53,137)	(175,181)
Saras S.p.A. (Oil, Gas & Consumable Fuels) (d)	(102,805)	(168,479)
Telecom Italia Media S.p.A (Media) (d)	(365,022)	(84,357)
Trevi Finanziaria S.p.A. (Construction & Engineering)	(45,922)	(511,855)

		(1,746,837)

Japan (12.0%)
77 Bank, Ltd. (The) (Commercial Banks)	(33,000)	(130,735)
Akebono Brake Industry Co., Ltd. (Auto Components)	(54,500)	(256,624)
Asahi Co., Ltd. (Specialty Retail)	(17,300)	(384,245)
Asahi Diamond Industrial Co., Ltd. (Machinery)	(48,800)	(716,640)
CKD Corp. (Machinery)	(19,700)	(132,508)
Cosel Co., Ltd. (Electrical Equipment)	(17,300)	(240,896)
CyberAgent, Inc. (Media)	(206)	(692,005)
Daiichi Chuo KK (Marine) (d)	(119,000)	(160,016)
Daiseki Co., Ltd. (Commercial Services & Supplies)	(3,200)	(58,440)
Fujiya Co., Ltd. (Food Products) (d)	(24,000)	(47,326)
Funai Electric Co., Ltd. (Household Durables)	(5,000)	(98,535)
GCA Savvian Group Corp. (Capital Markets)	(68)	(79,980)
Harmonic Drive Systems, Inc. (Machinery)	(3,400)	(69,635)
Iseki & Co., Ltd. (Machinery) (d)	(36,000)	(79,357)
Kakaku.com, Inc. (Internet Software & Services)	(19,300)	(763,415)
Kandenko Co., Ltd. (Construction & Engineering)	(20,000)	(87,216)
Kureha Corp. (Chemicals)	(18,000)	(80,757)
MISUMI Group, Inc. (Trading Companies & Distributors)	(21,900)	(456,991)
Moshi Moshi Hotline, Inc. (Commercial Services & Supplies)	(6,300)	(60,533)
Nichi-iko Pharmaceutical Co., Ltd. (Pharmaceuticals)	(13,100)	(310,925)
Nifco, Inc./Japan (Auto Components)	(16,500)	(432,033)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 45

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Japan (continued)

Nippon Chemi-Con Corp. (Electronic Equipment & Instruments)	(196,000)	$(748,177)
Oki Electric Industry Co., Ltd. (Electronic Equipment & Instruments) (d)	(384,000)	(326,971)
Orient Corp. (Consumer Finance) (d)	(513,500)	(488,143)
Osaka Securities Exchange Co., Ltd. (Diversified Financial Services)	(159)	(749,799)
OSAKA Titanium Technologies Co. (Metals & Mining)	(18,900)	(1,045,449)
Pigeon Corp. (Household Products)	(18,600)	(690,374)
Sanken Electric Co., Ltd. (Semiconductors & Semiconductor Equipment)	(98,000)	(368,376)
Sanrio Co., Ltd. (Specialty Retail)	(16,100)	(798,694)
SCSK Corp. (Software)	(13,376)	(209,273)
Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods)	(135,000)	(336,661)
Senshu Ikeda Holdings, Inc. (Commercial Banks)	(214,900)	(313,676)
Shin-Kobe Electric Machinery Co., Ltd. (Electrical Equipment)	(16,000)	(273,322)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(20,000)	(445,631)
Shochiku Co., Ltd. (Media)	(8,000)	(72,918)
Skymark Airlines, Inc. (Airlines)	(45,400)	(664,474)
Start Today Co., Ltd. (Internet & Catalog Retail)	(35,600)	(751,908)
Stella Chemifa Corp. (Chemicals)	(6,200)	(179,960)
Taiyo Holdings Co., Ltd. (Chemicals)	(2,600)	(68,327)
Takuma Co., Ltd. (Machinery) (d)	(167,000)	(789,104)
The Daiei, Inc. (Multiline Retail) (d)	(11,950)	(45,284)
Toda Kogyo Corp. (Chemicals)	(20,000)	(148,943)
Toho Titanium Co., Ltd. (Metals & Mining)	(40,800)	(878,168)
Topcon Corp. (Electronic Equipment & Instruments)	(100)	(519)
Towa Pharmaceutical Co., Ltd. (Pharmaceuticals)	(2,900)	(128,011)
Toyo Tanso Co., Ltd. (Electrical Equipment)	(9,200)	(428,975)
Universal Entertainment Corp. (Leisure Equipment & Products)	(2,900)	(76,779)
Wacom Co., Ltd/Japan (Computers & Peripherals)	(589)	(817,479)

		(17,184,207)

Luxembourg (0.1%)
L’Occitane International S.A. (Specialty Retail)	(71,500)	(156,892)
SAF-Holland S.A. (Auto Components) (d)	(7,059)	(43,445)

		(200,337)

Netherlands (0.2%)
TomTom N.V. (Household Durables) (d)	(47,102)	(234,376)
Wavin N.V. (Construction & Engineering) (d)	(7,634)	(56,397)

		(290,773)

Norway (0.1%)
Norwegian Energy Co. ASA (Oil, Gas & Consumable Fuels) (d)	(103,809)	(110,968)

Portugal (0.0%)‡
Brisa Auto-Estradas de Portugal S.A. (Transportation Infrastructure)	(17,749)	(60,571)

Singapore (0.1%)
Midas Holdings, Ltd. (Metals & Mining)	(268,000)	(86,865)
Oceanus Group, Ltd. (Distributors) (d)	(9,000)	(790)

		(87,655)

Spain (0.7%)
NH Hoteles S.A. (Hotels, Restaurants & Leisure) (d)	(38,827)	(188,778)
Promotora de Informaciones S.A. (Media) (d)	(289,214)	(297,356)
SOS Corp. Alimentaria S.A. (Food Products) (d)	(417,301)	(210,270)
Tecnicas Reunidas S.A. (Energy Equipment & Services)	(1,552)	(62,451)
Zeltia S.A. (Biotechnology) (d)	(93,789)	(214,826)

		(973,681)

Sweden (0.5%)
Axis Communications AB (Communications Equipment)	(1,088)	(24,102)
Husqvarna AB (Household Durables)	(498)	(2,525)
Nobia AB (Household Durables) (d)	(74,453)	(320,793)
Rezidor Hotel Group AB (Hotels, Restaurants & Leisure) (d)	(1)	(4)
SAS AB (Airlines) (d)	(122,349)	(202,080)
Swedish Orphan Biovitrum AB (Biotechnology) (d)	(60,397)	(146,667)

		(696,171)

Switzerland (1.7%)
Bank Sarasin & Cie A.G. Class B (Capital Markets)	(3,254)	(123,822)
Basilea Pharmaceutica Registered (Biotechnology) (d)	(1,710)	(76,673)
Burckhardt Compression Holding A.G. (Machinery)	(716)	(157,221)
Clariant A.G. (Chemicals) (d)	(47,798)	(516,903)
Kudelski S.A. (Electronic Equipment & Instruments)	(19,907)	(206,287)
Logitech International S.A. (Computers & Peripherals) (d)	(84,562)	(811,571)

The notes to the financial statements are an integral part of,

46 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)

Switzerland (continued)

Panalpina Welttransport Holding A.G. (Air Freight & Logistics) (d)	(1,983)	$(195,873)
Temenos Group A.G. Registered (Software) (d)	(18,879)	(357,461)

		(2,445,811)

United Kingdom (3.6%)
Britvic PLC (Beverages)	(153,897)	(814,750)
Carpetright PLC (Specialty Retail)	(8,332)	(61,444)
Carphone Warehouse Group PLC (Specialty Retail)	(11,506)	(64,470)
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (d)	(15,361)	(293,371)
Domino’s Pizza UK & IRL PLC (Hotels, Restaurants & Leisure)	(88,244)	(646,318)
DSG International PLC (Specialty Retail) (d)	(3,403,310)	(641,871)
Hargreaves Lansdown PLC (Capital Markets)	(44,400)	(355,772)
Heritage Oil PLC (Oil, Gas & Consumable Fuels) (d)	(194,633)	(679,120)
Imagination Technologies Group PLC (Computers & Peripherals) (d)	(94,371)	(693,864)
Jazztel PLC (Diversified Telecommunication Services) (d)	(40,493)	(232,601)
Jupiter Fund Management PLC (Capital Markets)	(22,823)	(85,462)
Mothercare PLC (Multiline Retail)	(2,574)	(6,924)
Ocado Group PLC (Internet & Catalog Retail) (d)	(27,008)	(40,445)
Redrow PLC (Household Durables) (d)	(118,434)	(220,669)
Spirit Pub Co. PLC (Hotels, Restaurants & Leisure) (d)	(11,900)	(9,132)
SuperGroup PLC (Specialty Retail) (d)	(30,196)	(301,856)

		(5,148,069)

Total Investments Sold Short (Proceeds $52,255,324)	(32.3)%	(46,273,375)

Total Investments, Net of Investments Sold Short (Cost $135,536,261)	99.6	142,593,474
Other Assets, Less Liabilities	0.4	580,575

Net Assets	100.0%	$143,174,049

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).
(b)	Illiquid security—The total market value of this security at October 31, 2011 is $11, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	Fair valued security. The total market value of these securities at October 31, 2011 is $51,125, which represents less than one-tenth of a percent of the Fund’s net assets.
(d)	Non-income producing security.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(f)	ADR—American Depositary Receipt.
(g)	GDR—Global Depositary Receipt.
(h)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(i)	At October 31, 2011, cost is $190,228,623 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$9,160,482
Gross unrealized depreciation	(10,522,256)

Net unrealized depreciation	$(1,361,774)

The following abbreviation is used in the above portfolio:

€—Euro

HK$—Hong Kong Dollar

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 47

Portfolio of Investments††† October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)(c)	$680,674	$181,360,755	$51,125	$182,092,554
Convertible Preferred Stocks (d)	11,015	1,152,206	—	1,163,221
Exchange Traded Funds	4,726,706	—	—	4,726,706
Preferred Stocks	—	727,754	—	727,754
Warrants	10,939	—	—	10,939
Short-Term Investment
Repurchase Agreement	—	145,675	—	145,675

Total Investments in Securities	$5,429,334	$183,386,390	$51,125	$188,866,849

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (e)	$(370,405)	$(45,902,970)	$—	$(46,273,375)

Total Investments in Securities Sold Short	$(370,405)	$(45,902,970)	$—	$(46,273,375)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $43,935 and $7,190 are held in Australia and Cayman Islands, respectively, within the Common Stock section of the Portfolio of Investments.

(c)	Level 1 assets represent ADRs and the following common stock whose primary exchange is the New York Stock Exchange: PTT Global Chemical PCL under Thailand.

(d)	Level 1 assets represent securities listed under Brazil.

(e)	Level 1 assets represent the following common stocks whose primary exchange is the New York Stock Exchange: Cudeco, Ltd. under Australia.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $88,962,779 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Common Stock
Australia	$10	$—	$—	$12,383	$31,542	$—	$—	$—	$43,935	$12,383
Cayman Islands	—	—	(174,660)	37,336	246,809	(558,170)	455,875	—	7,190	(241,109)
Rights Sold Short
Hong Kong	(583)	—	23	583	—	(23)	—	—	—	—

Total	$(573)	$—	$(174,637)	$50,302	$278,351	$(558,193)	$455,875	$—	$51,125	$(228,726)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of,

48 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,028,848	1.4%
Airlines	231,762	0.2
Auto Components	3,550,842	2.5
Automobiles	6,641,162	4.6
Beverages	2,225,111	1.6
Biotechnology	670,165	0.5
Building Products	627,396	0.4
Capital Markets	5,427,953	3.8
Chemicals	6,875,328	4.8
Commercial Banks	15,929,884	11.1
Commercial Services & Supplies	750,309	0.5
Communications Equipment	187,066	0.1
Computers & Peripherals	453,597	0.3
Construction & Engineering	4,493,779	3.1
Construction Materials	659,900	0.5
Consumer Finance	1,799,885	1.3
Containers & Packaging	507,147	0.4
Distributors	1,225,914	0.9
Diversified Financial Services	3,682,850	2.6
Diversified Telecommunication Services	7,323,082	5.1
Electric Utilities	3,091,590	2.2
Electrical Equipment	1,627,912	1.1
Electronic Equipment & Instruments	3,862,797	2.7
Energy Equipment & Services	792,751	0.6
Food & Staples Retailing	3,367,459	2.4
Food Products	6,315,498	4.4
Gas Utilities	1,382,707	1.0
Health Care Equipment & Supplies	462,557	0.3
Health Care Providers & Services	2,251,562	1.6
Hotels, Restaurants & Leisure	2,913,294	2.0
Household Durables	3,340,777	2.3
Independent Power Producers & Energy Traders	1,174,991	0.8
Industrial Conglomerates	3,019,275	2.1
Insurance	7,157,575	5.0
Internet & Catalog Retail	647,097	0.5
Internet Software & Services	794,453	0.6
IT Services	2,569,171	1.8
Leisure Equipment & Products	61,383	0.0 ‡
Machinery	5,684,079	4.0
Marine	180,771	0.1
Media	891,988	0.6
Metals & Mining	13,840,906	9.7
Multi-Utilities	1,272,132	0.9
Multiline Retail	204,551	0.1
Office Electronics	262,437	0.2
Oil, Gas & Consumable Fuels	15,984,254	11.2
Paper & Forest Products	1,038,681	0.7
Personal Products	55,410	0.0 ‡
Pharmaceuticals	13,359,880	9.3
Professional Services	85,325	0.1
Real Estate Investment Trusts	1,365,981	1.0
Real Estate Management & Development	489,430	0.3
Road & Rail	2,064,753	1.4
Semiconductors & Semiconductor Equipment	2,121,610	1.5
Software	192,706	0.1
Specialty Retail	5,652,972	3.9
Textiles, Apparel & Luxury Goods	2,027,692	1.4
Thrifts & Mortgage Finance	287,681	0.2
Tobacco	2,147,182	1.5
Trading Companies & Distributors	4,509,287	3.1
Transportation Infrastructure	484,488	0.3
Water Utilities	75,964	0.1
Wireless Telecommunication Services	4,461,860	3.1

	188,866,849	131.9
Other Assets, Less Liabilities	(45,692,800)	(31.9)

Net Assets	$143,174,049	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 49

Portfolio of Investments††† October 31, 2011 (continued)

The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.

	Value	Percent †
Air Freight & Logistics	$(195,873)	(0.1)%
Airlines	(1,286,538)	(0.9)
Auto Components	(1,360,902)	(0.9)
Automobiles	(612,152)	(0.4)
Beverages	(814,750)	(0.6)
Biotechnology	(776,077)	(0.5)
Building Products	(40,301)	(0.0)‡
Capital Markets	(685,796)	(0.5)
Chemicals	(1,292,297)	(0.9)
Commercial Banks	(648,838)	(0.5)
Commercial Services & Supplies	(118,973)	(0.1)
Communications Equipment	(24,102)	(0.0)‡
Computers & Peripherals	(2,413,420)	(1.7)
Construction & Engineering	(1,140,614)	(0.8)
Construction Materials	(150,459)	(0.1)
Consumer Finance	(488,143)	(0.3)
Distributors	(790)	(0.0)‡
Diversified Financial Services	(813,723)	(0.6)
Diversified Telecommunication Services	(293,053)	(0.2)
Electrical Equipment	(954,336)	(0.7)
Electronic Equipment & Instruments	(1,363,878)	(1.0)
Energy Equipment & Services	(62,451)	(0.0)‡
Food Products	(257,596)	(0.2)
Gas Utilities	(1,318)	(0.0)‡
Health Care Equipment & Supplies	(90,837)	(0.1)
Hotels, Restaurants & Leisure	(1,954,499)	(1.4)
Household Durables	(1,022,785)	(0.7)
Household Products	(690,374)	(0.5)
Independent Power Producers & Energy Traders	(379,935)	(0.3)
Industrial Conglomerates	(357,196)	(0.2)
Insurance	(320,567)	(0.2)
Internet & Catalog Retail	(933,877)	(0.7)
Internet Software & Services	(763,415)	(0.5)
Leisure Equipment & Products	(76,779)	(0.1)
Life Sciences Tools & Services	(202,593)	(0.1)
Machinery	(4,303,191)	(3.0)
Marine	(160,016)	(0.1)
Media	(2,007,538)	(1.4)
Metals & Mining	(4,109,987)	(2.9)
Multiline Retail	(127,758)	(0.1)
Oil, Gas & Consumable Fuels	(5,434,198)	(3.8)
Paper & Forest Products	(280,384)	(0.2)
Personal Products	(914)	(0.0)‡
Pharmaceuticals	(910,834)	(0.6)
Professional Services	(12,830)	(0.0)‡
Semiconductors & Semiconductor Equipment	(1,296,604)	(0.9)
Software	(566,734)	(0.4)
Specialty Retail	(2,409,472)	(1.7)
Textiles, Apparel & Luxury Goods	(693,141)	(0.5)
Trading Companies & Distributors	(456,991)	(0.3)
Transportation Infrastructure	(781,405)	(0.5)
Water Utilities	(132,141)	(0.1)

	$(46,273,375)	(32.3)%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

50 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities before investments sold short, at value (identified cost $187,791,585)	$188,866,849
Cash denominated in foreign currencies (identified cost $144,079)	144,667
Receivables:
Dividends	627,835
Investment securities sold	8,992
Fund shares sold	6,326
Other assets	135,864

Total assets	189,790,533

Liabilities
Investments sold short (proceeds $52,255,324)	46,273,375
Payables:
Broker fees and charges on short sales	104,470
Manager (See Note 3)	88,835
Dividends on investments sold short	66,716
Investment securities purchased	31,542
Professional fees	20,217
Custodian	15,730
Shareholder communication	11,836
Transfer agent (See Note 3)	1,980
Trustees	508
NYLIFE Distributors (See Note 3)	170
Accrued expenses	1,105

Total liabilities	46,616,484

Net assets	$143,174,049

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,424
Additional paid-in capital	166,102,821

166,125,245
Undistributed net investment income	3,376,424
Accumulated net realized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	(33,381,209)
Net unrealized appreciation (depreciation) on investments	1,075,264
Net unrealized appreciation (depreciation) on investments sold short	5,981,949
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,624)

Net assets	$143,174,049

Investor Class
Net assets applicable to outstanding shares	$225,963

Shares of beneficial interest outstanding	35,580

Net asset value per share outstanding	$6.35
Maximum sales charge (5.50% of offering price)	0.37

Maximum offering price per share outstanding	$6.72

Class A
Net assets applicable to outstanding shares	$109,603

Shares of beneficial interest outstanding	17,230

Net asset value per share outstanding	$6.36
Maximum sales charge (5.50% of offering price)	0.37

Maximum offering price per share outstanding	$6.73

Class C
Net assets applicable to outstanding shares	$121,417

Shares of beneficial interest outstanding	19,523

Net asset value and offering price per share outstanding	$6.22

Class I
Net assets applicable to outstanding shares	$142,717,066

Shares of beneficial interest outstanding	22,351,983

Net asset value and offering price per share outstanding	$6.38

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 51

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$6,061,491

Expenses
Manager (See Note 3)	1,468,811
Broker fees and charges on short sales	1,293,374
Dividends on investments sold short	405,766
Custodian	178,049
Professional fees	80,680
Registration	61,378
Shareholder communication	20,081
Transfer agent (See Note 3)	11,723
Trustees	3,671
Distribution/Service—Investor Class (See Note 3)	558
Distribution/Service—Class A (See Note 3)	271
Distribution/Service—Class C (See Note 3)	1,231
Miscellaneous	19,494

Total expenses before waiver/reimbursement	3,545,087
Expense waiver/reimbursement from Manager (See Note 3)	(40,421)

Net expenses	3,504,666

Net investment income (loss)	2,556,825

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	7,154,862
Futures transactions	(333,455)
Investments sold short	(2,436,741)
Foreign currency transactions	(67,323)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	4,317,343

Net change in unrealized appreciation (depreciation) on:
Investments	(15,576,726)
Investments sold short	6,776,753
Translation of other assets and liabilities in foreign currencies	(24,526)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(8,824,499)

Net realized and unrealized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	(4,507,156)

Net increase (decrease) in net assets resulting from operations	$(1,950,331)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $565,085.

The notes to the financial statements are an integral part of,

52 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,556,825	$1,589,405
Net realized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	4,317,343	4,784,954
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(8,824,499)	5,047,602

Net increase (decrease) in net assets resulting from operations	(1,950,331)	11,421,961

Dividends to shareholders:
From net investment income:
Investor Class	(3,935)	(2,435)
Class A	(1,691)	(2,160)
Class C	(1,378)	(1,314)
Class I	(2,890,412)	(2,760,270)

Total dividends to shareholders	(2,897,416)	(2,766,179)

Capital share transactions:
Net proceeds from sale of shares	69,900,339	26,499,972
Net asset value of shares issued to shareholders in reinvestment of dividends	2,896,719	2,765,720
Cost of shares redeemed	(51,537,934)	(23,259,559)

Increase (decrease) in net assets derived from capital share transactions	21,259,124	6,006,133

Net increase (decrease) in net assets	16,411,377	14,661,915

Net Assets
Beginning of year	126,762,672	112,100,757

End of year	$143,174,049	$126,762,672

Undistributed net investment income at end of year	$3,376,424	$2,897,414

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 53

Statement of Cash Flows
for the year ended October 31, 2011

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(1,950,331)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(308,264,438)
Investments sold	277,445,826
Purchases to cover securities sold short	(91,726,829)
Securities sold short	101,603,762
Sell of short term investments, net	412,659
Increase in investment securities sold receivable	(8,992)
Increase in dividends receivable	(124,381)
Increase in other assets	(100,957)
Increase in investment securities purchased payable	31,471
Increase in broker fees and charges payable on short sales	104,470
Increase in dividends payable for securities sold short	33,552
Decrease in cash collateral due to broker	(501)
Decrease in professional fees payable	(440)
Increase in custodian payable	578
Decrease in shareholder communication payable	(1,686)
Increase in due to Trustees	249
Increase in due to manager	3,734
Increase in due to transfer agent	40
Increase in due to NYLIFE Distributors	28
Increase in accrued expenses	22
Net change in unrealized (appreciation) depreciation on investments	15,576,726
Net realized (gain) loss from investments	(7,154,862)
Net change in unrealized (appreciation) depreciation on securities sold short	(6,776,753)
Net realized loss from securities sold short	2,436,741

Net cash used in operating activities	(18,460,312)

Cash flows from financing activities:
Proceeds from shares sold	69,922,367
Payment on shares redeemed	(51,537,934)
Cash distributions paid	(697)

Net cash from financing activities	18,383,736

Net decrease in cash:	(76,576)
Cash at beginning of year	221,243

Cash at end of year	$144,667

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $2,896,719.

The notes to the financial statements are an integral part of,

54 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$6.77	$6.31	$5.20	$8.74

Net investment income (loss) (a)	0.10	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.37)	0.52	1.04	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	—	—	—

Total from investment operations	(0.28)	0.59	1.11	(3.54)

Less dividends:
From net investment income	(0.14)	(0.13)	—	—

Net asset value at end of period	$6.35	$6.77	$6.31	$5.20

Total investment return (b)	(4.32%)	9.57%	21.35%	(40.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.06%	1.37%	0.82	% ††
Net expenses (excluding short sale expenses)	1.70%	1.70%	1.70%	1.70	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.09%	3.06%	3.28%	3.40	% ††
Short sale expenses	1.27%	1.18%	1.37%	1.19	% ††
Portfolio turnover rate	157%	160%	143%	204%
Net assets at end of period (in 000’s)	$226	$186	$111	$90

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 55

Financial Highlights selected per share data and ratios

	Class A
						September 28,
						2007**
						through
	Year ended October 31,					October 31,
	2011	2010	2009		2008	2007
Net asset value at beginning of period	$6.77	$6.31	$5.19		$10.32	$10.00

Net investment income (loss) (a)	0.12	0.05	0.07		0.08	0.05
Net realized and unrealized gain (loss) on investments	(0.38)	0.55	1.05		(5.17)	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	—	—		—	—

Total from investment operations	(0.27)	0.60	1.12		(5.09)	0.32

Less dividends and distributions:
From net investment income	(0.14)	(0.14)	—		(0.02)	—
From net realized gain on investments	—	—	—		(0.02)	—

Total dividends and distributions	(0.14)	(0.14)	—		(0.04)	—

Net asset value at end of period	$6.36	$6.77	$6.31		$5.19	$10.32

Total investment return (b)	(4.08%)	9.49%	21.58	%(d)	(49.50%)	3.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	0.88%	1.27%		0.96%	6.17	%††
Net expenses (excluding short sales expenses)	1.60%	1.60%	1.60%		1.60%	1.60	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.91%	2.87%	3.13%		3.11%	7.37	%††
Short sale expenses	1.28%	1.15%	1.32%		1.05%	0.98	%††
Portfolio turnover rate	157%	160%	143%		204%	26%
Net assets at end of period (in 000’s)	$110	$75	$97		$61	$32

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

56 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
					September 28,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$6.64	$6.20	$5.15	$10.32	$10.00

Net investment income (loss) (a)	0.06	0.02	0.02	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	(0.38)	0.52	1.03	(5.13)	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	—	—	—	—

Total from investment operations	(0.33)	0.54	1.05	(5.14)	0.32

Less dividends and distributions:
From net investment income	(0.09)	(0.10)	—	(0.01)	—
From net realized gain on investments	—	—	—	(0.02)	—

Total dividends and distributions	(0.09)	(0.10)	—	(0.03)	—

Net asset value at end of period	$6.22	$6.64	$6.20	$5.15	$10.32

Total investment return (b)	(5.06%)	8.84%	20.39%	(49.90%)	3.10	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	0.33%	0.36%	(0.08%)	5.75	%††
Net expenses (excluding short sale expenses)	2.45%	2.45%	2.45%	2.41%	2.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	3.85%	3.81%	3.98%	3.94%	8.12	%††
Short sale expenses	1.28%	1.19%	1.32%	1.01%	0.98	%††
Portfolio turnover rate	157%	160%	143%	204%	26%
Net assets at end of period (in 000’s)	$121	$100	$69	$44	$27

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 57

Financial Highlights selected per share data and ratios

	Class I
					September 28,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$6.80	$6.34	$5.21	$10.32	$10.00

Net investment income (loss) (a)	0.13	0.09	0.09	0.22	0.06
Net realized and unrealized gain (loss) on investments	(0.38)	0.52	1.04	(5.29)	0.26
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	—	—	—	—

Total from investment operations	(0.26)	0.61	1.13	(5.07)	0.32

Less dividends and distributions:
From net investment income	(0.16)	(0.15)	—	(0.02)	—
From net realized gain on investments	—	—	—	(0.02)	—

Total dividends and distributions	(0.16)	(0.15)	—	(0.04)	—

Net asset value at end of period	$6.38	$6.80	$6.34	$5.21	$10.32

Total investment return (b)	(3.87%)	9.83%	21.69%	(49.29%)	3.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	1.37%	1.74%	2.80%	6.78	%††
Net expenses (excluding short sale expenses)	1.35%	1.35%	1.35%	1.35%	1.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.65%	2.65%	2.92%	2.73%	7.12	%††
Short sale expenses	1.27%	1.18%	1.36%	0.98%	0.98	%††
Portfolio turnover rate	157%	160%	143%	204%	26%
Net assets at end of period (in 000’s)	$142,717	$126,402	$111,823	$75,912	$11,905

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

58 MainStay 130/30 International Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay 130/30 Core Fund and MainStay 130/30 International Fund (collectively, referred to as the “130/30 Funds” and each individually referred to as a “130/30 Fund”). Each is a diversified fund. Each 130/30 Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective 130/30 Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

A 130/30 fund is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions.

Class A, Class C and Class I shares of the 130/30 Funds commenced operations on the dates indicated below:

Commencement
of Operations	Funds

June 29, 2007	MainStay 130/30 Core Fund

September 28, 2007	MainStay 130/30 International Fund

Investor Class shares for the 130/30 Funds commenced operations on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MainStay 130/30 Core Fund seeks long-term growth of capital, with income as a secondary consideration.

The MainStay 130/30 International Fund seeks to provide long-term growth of capital with income as a secondary objective.

Note 2–Significant Accounting Policies

The 130/30 Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the 130/30 Funds are open for business (“valuation date”).

“Fair value” is defined as the price that a 130/30 Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk Inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the 130/30 Funds. Unobservable inputs reflect each 130/30 Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the 130/30 Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the 130/30 Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The 130/30 Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The 130/30 Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the 130/30 Funds primarily employ a market-based

mainstayinvestments.com    59

Notes to Financial Statements (continued)

approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The 130/30 Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for each 130/30 Fund’s investments is included at the end of each 130/30 Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the 130/30 Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the 130/30 Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the MainStay 130/30 International Fund held securities with a value of $51,125 that were fair valued in such a manner. Additionally at October 31, 2011, the MainStay 130/30 Core Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which the 130/30 Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the 130/30 Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the 130/30 Funds were fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a 130/30 Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the 130/30 Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a 130/30 Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the 130/30 Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. Each of the 130/30 Funds is treated as a separate entity for federal income tax purposes. The 130/30 Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each 130/30 Fund within the allowable

60    MainStay 130/30 Funds

time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the 130/30 Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the 130/30 Funds’ financial statements. The 130/30 Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The 130/30 Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective 130/30 Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual 130/30 Funds in proportion to the net assets of the respective 130/30 Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each 130/30 Fund, including those of related parties to the 130/30 Funds, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The 130/30 Funds may enter into repurchase agreements to earn income. The 130/30 Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the 130/30 Funds’ Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds’ custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the 130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective 130/30 Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The MainStay 130/30 International Fund is subject to equity price risk in the normal course of investment in these transactions. The MainStay 130/30 International Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The MainStay 130/30 International Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the MainStay 130/30 International Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the MainStay 130/30 International Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the MainStay 130/30 International Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the MainStay 130/30

mainstayinvestments.com    61

Notes to Financial Statements (continued)

International Fund, the MainStay 130/30 International Fund may not be entitled to the return of all of the margin owed to the MainStay 130/30 International Fund, potentially resulting in a loss. The MainStay 130/30 International Fund’s investment in futures contracts and other derivatives may increase the volatility of the MainStay 130/30 International Fund’s NAV and may result in a loss to the MainStay 130/30 International Fund. The MainStay 130/30 International Fund had no open futures contracts at October 31, 2011.

(I) Securities Sold Short. The 130/30 Funds typically engage in short sales as part of their investment strategies. When a 130/30 Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the 130/30 Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(J) Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows of each 130/30 Fund is the amount included in the 130/30 Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(K) Foreign Currency Forward Contracts. The 130/30 Funds may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The 130/30 Funds are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the 130/30 Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the 130/30 Funds’ basis in the contract. The 130/30 Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the 130/30 Funds’ returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a 130/30 Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the 130/30 Funds may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the 130/30 Funds than if they had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the 130/30 Funds’ assets. Moreover, there may be an imperfect correlation between the 130/30 Funds’ holdings of securities denominated in a particular currency and the forward contracts entered into by the 130/30 Funds. Such imperfect correlation may prevent the 130/30 Funds from achieving the intended hedge or expose the 130/30 Funds to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a 130/30 Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2011, the 130/30 Funds did not hold any foreign currency forward contracts.

(L) Foreign Currency Transactions. The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the 130/30 Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The 130/30 Funds generally enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The 130/30 Funds could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities

62    MainStay 130/30 Funds

are sold as soon as the opportunity becomes available. The 130/30 Funds are exposed to risk until each sale is completed.

(N) Concentration of Risk. The MainStay 130/30 International Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 International Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(O) Securities Lending. In order to realize additional income, the 130/30 Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the 130/30 Funds do engage in securities lending, the 130/30 Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the 130/30 Funds’ cash collateral in accordance with the Lending Agreement between the 130/30 Funds and State Street, and indemnify the 130/30 Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The 130/30 Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The 130/30 Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The 130/30 Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The 130/30 Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the 130/30 Funds.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the 130/30 Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The 130/30 Funds had no portfolio securities on loan as of October 31, 2011.

(P) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the 130/30 Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The 130/30 Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the 130/30 Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the 130/30 Funds.

(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the 130/30 Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the 130/30 Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MainStay 130/30 Core Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights Sold Short	Net realized gain (loss) on investments sold short	$7,059	$7,059

Total Realized Loss		$7,059	$7,059

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights Sold Short	Net change in unrealized appreciation (depreciation) on investments sold short	$(4,290)	$(4,290)

Total Change in Unrealized Appreciation (Depreciation)		$(4,290)	$(4,290)

Number of Contracts, Notional Amounts or Shares/Units (1)

Equity
Contracts
	Risk	Total

Rights Sold Short (2)	(9,533)-0	(9,533)-0

(1)	Amount disclosed represents the minimum and maximum held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

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Notes to Financial Statements (continued)

MainStay 130/30 International Fund

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Warrants	Investment in securities, at value	$10,939	$10,939

Total Fair Value		$10,939	$10,939

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net realized gain (loss) on security transactions	$89,221	$89,221
Futures Contacts	Net realized gain (loss) on futures contracts	(333,455)	(333,455)

Total Realized Gain (Loss)		$(244,234)	$(244,234)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net change in unrealized appreciation (depreciation) on investments	$119	$119
Warrants	Net change in unrealized appreciation (depreciation) on investments	4,409	4,409
Rights Sold Short	Net change in unrealized appreciation (depreciation) on investments sold short	583	583

Total Change in Unrealized Appreciation (Depreciation)		$5,111	$5,111

Number of Contracts, Notional Amounts or Shares/Units

	Equity
	Contracts
	Risk	Total

Rights (1)(2)	29,695	29,695
Warrants (1)(2)	89,408	89,408
Rights Sold Short (1)(2)	(165,854)	(165,854)
Futures Contracts Long (2)(3)	6-98	6-98

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount disclosed represents the minimum and maximum held during the year ended October 31, 2011.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the 130/30 Funds’ Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the 130/30 Funds. Except for the portion of salaries and expenses that are the responsibility of the 130/30 Funds, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the 130/30 Funds which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the 130/30 Funds and certain operational expenses of the 130/30 Funds. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to and is responsible for the day-to-day portfolio management of the 130/30 Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the Subadvisor’s services.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of each 130/30 Fund as follows:

Mainstay 130/30 Core Fund	1.00%

MainStay 130/30 International Fund	1.10

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares as shown in the table below. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Class A

MainStay 130/30 Core Fund	1.50%

MainStay 130/30 International Fund	1.60

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of each 130/30 Fund. These agreements expire on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of each 130/30 Fund so

64    MainStay 130/30 Funds

that Total Annual Fund Operating Expenses do not exceed the following percentages:

	Investor Class	Class C

Mainstay 130/30 Core Fund	1.60%	2.35%

MainStay 130/30 International Fund	1.70	2.45

These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the year ended October 31, 2011, New York Life investments earned fees from the 130/30 Funds and waived its fees and/or reimbursed expenses as follows:

		Waived
	Fees	Fees

MainStay 130/30 Core Fund	$3,123,445	$—

MainStay 130/30 International Fund	1,468,811	40,421

State Street Bank & Trust (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the 130/30 Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the 130/30 Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the 130/30 Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the 130/30 Funds’ administrative operations. For providing these services to the 130/30 Funds, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the 130/30 Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The 130/30 Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the 130/30 Funds’ shares and service activities.

(C) Sales Charges. The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2011 were as follows:

MainStay 130/30 Core Fund

Investor Class	$425

Class A	701

MainStay 130/30 International Fund

Investor Class	$451

Class A	131

The MainStay 130/30 Core and MainStay 130/30 International Fund were also advised that the Distributor retained CDSCs on redemptions of Class C shares of $259 and $14, respectively for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the 130/30 Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the 130/30 Funds for the year ended October 31, 2011, were as follows:

MainStay 130/30 Core Fund	Total

Investor Class	$291

Class A	10

Class C	942

Class I	11,002

MainStay 130/30 International Fund	Total

Investor Class	$457

Class A	9

Class C	254

Class I	11,003

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the 130/30 Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the 130/30 Funds with the following values and percentages of net assets as follows:

MainStay 130/30 Core Fund

Investor Class	$22,641	18.7%

Class A	19,747	4.7

Class C	19,055	5.0

Class I	19,827,947	5.2

mainstayinvestments.com    65

Notes to Financial Statements (continued)

MainStay 130/30 International Fund

Investor Class	$18,923	8.4%

Class A	16,661	15.2

Class C	16,065	13.2

Class I	22,887	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the 130/30 Funds by the Office of the General Counsel of New York Life Investments was payable directly by the 130/30 Funds through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund	$3,935

MainStay 130/30 International Fund	1,830

Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the 130/30 Funds are no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

		Accumulated
		Capital	Other	Unrealized	Total
	Ordinary	and Other	Temporary	Appreciation	Accumulated
	Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

MainStay 130/30 Core Fund	$1,502,360	$30,771,483	$—	$14,796,597	$47,070,440

MainStay 130/30 International Fund	3,861,463	(31,362,820)	—	4,550,161	(22,951,196)

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, real estate investment trust (“REIT”) basis adjustment, passive foreign investment company (“PFIC”) adjustments and return of capital distributions from non-REIT securities.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

		Accumulated Net
	Undistributed	Realized	Additional
	Net Investment	Gain (Loss) on	Paid-in
	Income (Loss)	Investments	Capital

MainStay 130/30 Core Fund	$(102,557)	$102,557	$—

MainStay 130/30 International Fund	819,601	(819,601)	—

The reclassifications for the 130/30 Funds are primarily due to dividends in lieu, taxable non-REIT dividends, foreign currency gain (loss), PFIC gain (loss), capital gain distributions and return of capital distributions from REITs.

Under the Regulated Investment Company Modernization Act of 2010, the 130/30 Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay 130/30 Core Fund

The MainStay 130/30 Core Fund utilized $14,137,906 of capital loss carryforwards during the year ended October 31, 2011.

MainStay 130/30 International Fund

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $31,362,820 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$2,491
2017	28,872

Total	$31,363

The MainStay 130/30 International Fund utilized $3,387,507 of capital loss carryforwards during the year ended October 31, 2011.

66    MainStay 130/30 Funds

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011			2010
	Tax Based	Tax Based		Tax Based	Tax Based
	Distributions	Distributions		Distributions	Distributions
	from Ordinary	from Long-Term		from Ordinary	from Long-Term
	Income	Capital Gains	Total	Income	Capital Gains	Total

MainStay 130/30 Core Fund	$1,166,723	$—	$1,166,723	$1,164,737	$—	$1,164,737

MainStay 130/30 International Fund	2,897,416	—	2,897,416	2,766,179	—	2,766,179

Note 5–Foreign CurrencyTransactions

MainStay 130/30 International Fund

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Australian Dollar	AUD	35,959	USD	37,469	USD	37,897

Euro	EUR	2,167		2,987		2,999

Hong Kong Dollar	HKD	68,367		8,805		8,800

Japanese Yen	JPY	823,233		10,713		10,530

New Taiwan Dollar	TWD	2,296,078		76,450		76,746

Pound Sterling	GBP	4,783		7,650		7,690

Singapore Dollar	SGD	5		4		4

Swiss Franc	CHF	1		1		1

Total			USD	144,079	USD	144,667

Note 6–Custodian

State Street is the custodian of the cash and the securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

Note 7–Line of Credit

The 130/30 Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the 130/30 Funds on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

For the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were as follows:

	MainStay 130/30		MainStay 130/30
	Core Fund		International Fund
	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—

All Others	658,432	620,012	308,264	277,446

Total	$658,432	$620,012	$308,264	$277,446

mainstayinvestments.com    67

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

MainStay 130/30 Core Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	10,887	$84,990
Shares issued to shareholders in reinvestment of dividends	3	24
Shares redeemed	(5,910)	(44,645)

Net increase (decrease) in shares outstanding before conversion	4,980	40,369
Shares converted from Investor Class (See Note 1)	(679)	(4,916)

Net increase (decrease)	4,301	$35,453

Year ended October 31, 2010:
Shares sold	3,416	$23,443
Shares issued to shareholders in reinvestment of dividends	9	65
Shares redeemed	(147)	(924)

Net increase (decrease) in shares outstanding before conversion	3,278	22,584
Shares converted from Investor Class (See Note 1)	(442)	(3,035)

Net increase (decrease)	2,836	$19,549

Class A	Shares	Amount

Year ended October 31,2011:
Shares sold	31,040	$248,859
Shares issued to shareholders in reinvestment of dividends	21	162
Shares redeemed	(10,231)	(80,184)

Net increase (decrease) in shares outstanding before conversion	20,830	168,837
Shares converted into Class A (See Note 1)	676	4,916

Net increase (decrease)	21,506	$173,753

Year ended October 31, 2010:
Shares sold	38,796	$280,300
Shares issued to shareholders in reinvestment of dividends	30	205
Shares redeemed	(29,511)	(196,775)

Net increase (decrease) in shares outstanding before conversion	9,315	83,730
Shares converted into Class A (See Note 1)	442	3,035
Shares converted from Class A (a)	(1)	(8)

Net increase (decrease)	9,756	$86,757

Class C	Shares	Amount

Year ended October 31,2011:
Shares sold	18,110	$132,920
Shares issued to shareholders in reinvestment of dividends	4	32
Shares redeemed	(9,067)	(68,672)

Net increase (decrease)	9,047	$64,280

Year ended October 31, 2010:
Shares sold	6,170	$42,929
Shares redeemed	(24,324)	(159,236)

Net increase (decrease)	(18,154)	$(116,307)

Class I	Shares	Amount

Year ended October 31, 2011:	25,423,328	$197,718,153
Shares sold
Shares issued to shareholders in reinvestment of dividends	151,742	1,166,377
Shares redeemed	(23,171,311)	(185,406,139)

Net increase (decrease)	2,403,759	$13,478,391

Year ended October 31, 2010:
Shares sold	21,018,600	$144,417,239
Shares issued to shareholders in reinvestment of dividends	158,510	1,084,207
Shares redeemed	(4,981,718)	(34,703,839)

Net increase (decrease) in shares outstanding before conversion	16,195,392	110,797,607
Shares converted into Class I (a)	1	8

Net increase (decrease)	16,195,393	$110,797,615

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, you may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

68    MainStay 130/30 Funds

MainStay 130/30 International Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	12,784	$87,532
Shares issued to shareholders in reinvestment of dividends	569	3,906
Shares redeemed	(4,817)	(33,077)

Net increase (decrease) in shares outstanding before conversion	8,536	58,361
Shares converted from Investor Class (See Note 1)	(358)	(2,110)

Net increase (decrease)	8,178	$56,251

Year ended October 31,2010:
Shares sold	10,716	$66,638
Shares issued to shareholders in reinvestment of dividends	384	2,435
Shares redeemed	(1,358)	(8,605)

Net increase (decrease)	9,742	$60,468

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	21,113	$149,079
Shares issued to shareholders in reinvestment of dividends	240	1,647
Shares redeemed	(15,519)	(105,453)

Net increase (decrease) in shares outstanding before conversion	5,834	45,273
Shares converted into Class A (See Note 1)	358	2,110

Net increase (decrease)	6,192	$47,383

Year ended October 31,2010:
Shares sold	6,096	$38,868
Shares issued to shareholders in reinvestment of dividends	275	1,741
Shares redeemed	(7,610)	(47,119)

Net increase (decrease) in shares outstanding before conversion	(1,239)	(6,510)
Shares converted from Class A (a)	(3,061)	(18,452)

Net increase (decrease)	(4,300)	$(24,962)

Class C	Shares	Amount

Year ended October 31,2011:
Shares sold	4,676	$32,926
Shares issued to shareholders in reinvestment of dividends	183	1,237
Shares redeemed	(438)	(2,920)

Net increase (decrease)	4,421	$31,243

Year ended October 31, 2010:
Shares sold	5,989	$37,783
Shares issued to shareholders in reinvestment of dividends	203	1,274
Shares redeemed	(2,286)	(14,305)

Net increase (decrease)	3,906	$24,752

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	10,568,436	$69,630,802
Shares issued to shareholders in reinvestment of dividends	420,048	2,889,929
Shares redeemed	(7,215,858)	(51,396,484)

Net increase (decrease)	3,772,626	$21,124,247

Year ended October 31,2010:
Shares sold	4,276,409	$26,356,683
Shares issued to shareholders in reinvestment of dividends	434,005	2,760,270
Shares redeemed	(3,784,390)	(23,189,530)

Net increase (decrease) in shares outstanding before conversion	926,024	5,927,423
Shares converted into Class I (a)	3,051	18,452

Net increase (decrease)	929,075	$5,945,875

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, you may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the 130/30 Funds as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the 130/30 Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    69

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay 130/30 Core Fund and MainStay 130/30 International Fund (“the Funds”), two of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay 130/30 Core Fund and MainStay 130/30 International Fund of MainStay Funds Trust as of October 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

70    MainStay 130/30 Funds

Federal Income Tax Information (Unaudited)

The 130/30 Funds are required under the Internal Revenue Code to advise shareholders within 60 days of the 130/30 Funds’ fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the 130/30 Funds during such fiscal years.

For the fiscal year ended October 31, 2011, the 130/30 Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

130/30 Core Fund	$6,408,164

130/30 International Fund	5,930,212

The dividends paid by the following 130/30 Funds during the fiscal year ended October 31, 2011 should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%

130/30 Core Fund	100.0%

130/30 International Fund	—%

In accordance with federal tax law, the MainStay 130/30 International Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2011:

•	the total amount of taxes credited to foreign countries was $564,324.

•	the total amount of income sourced from foreign countries was $6,597,427.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2011 calendar year with form 1099-DIV, which will be mailed during February 2012.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds’ fiscal year end October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The 130/30 Funds are required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each 130/30 Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each 130/30 Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    71

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

72    MainStay 130/30 Funds

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    73

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

74    MainStay 130/30 Funds

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    75

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

76    MainStay 130/30 Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24841 MS284-11	MS30ALL11-12/11
NC2

MainStay Cash Reserves Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	24

Federal Income Tax Information	25

Proxy Voting Policies and Procedures and Proxy Voting Record	25

Shareholder Reports and Quarterly Portfolio Disclosure	25

Board Members and Officers	26

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2011

					Gross
					Expenses
Class	Sales Charge	One Year	Five Years	Ten Years	Ratio[2]

Class I Shares[3]	No Sales Charge	0.01%	1.58%	1.79%	0.59%

Sweep Shares[3]	No Sales Charge	0.01	1.33	1.42	1.09

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2011, MainStay Cash Reserves Fund had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01% for Class I shares and an effective 7-day yield of 0.01% and a 7-day current yield of 0.01% for Sweep Shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been –0.41% and –0.41% for Class I shares, respectively, and –0.85% and –0.85% for Sweep Shares, respectively. The current yield reflects the Fund’s earnings better than does the Fund’s total return.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Average Lipper Institutional Money Market Fund[4]	0.05%	1.74%	1.92%

4.	The average Lipper institutional money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Cash Reserves Fund

Cost in Dollars of a $1,000 Investment in MainStay Cash Reserves Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Class I Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

Sweep Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.14% for Class I Shares and 0.14% for Sweep Shares) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Other Commercial Paper	42.60
Treasury Debt	18.30
Treasury Repurchase Agreements	11.50
Other Notes	7.90
Government Agency Debt	6.40
Financial Company Commercial Paper	6.20
Certificates of Deposit	6.00
Asset - Backed Commercial Paper	0.70
Other Assets, Less Liabilities	0.40

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

8    MainStay Cash Reserves Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Cash Reserves Fund perform relative to its peers during the 12 months ended October 31, 2011?

As of October 31, 2011, MainStay Cash Reserves Fund Class I shares and Sweep Shares each provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended October 31, 2011, MainStay Cash Reserves Fund Class I shares and Sweep Shares both returned 0.01%. Both share classes underperformed the 0.05% return of the average Lipper2 institutional money market fund for the 12 months ended October 31, 2011.

Were there any significant developments with respect to the Fund during the reporting period?

On September 28, 2011, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”), upon the recommendation of the Fund’s Manager, approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about March 30, 2012 (“Liquidation Date”).

Effective October 14, 2011, the Fund was closed to all new investors of Class I shares. As of that date, new account requests and exchanges into the Fund were no longer accepted for Class I shares. Existing Class I shareholders as of October 14, 2011, may continue to purchase shares, including through dividend reinvestments. Effective March 20, 2012, the Fund will be closed to purchases by existing Class I shareholders. Effective January 31, 2012, the Fund will be closed to all investments in the Sweep Shares class. These dates, including the Liquidation Date, may be changed without notice.

Additional information about the liquidation process and shareholder options is available in the Prospectus Supplement dated September 30, 2011.

What factors affected the Fund’s relative performance during the reporting period?

A variety of factors affected the Fund’s relative performance during the reporting period. Repurchase rates declined dramatically, which detracted from the Fund’s relative performance because we had been using repurchase agreements to help satisfy the requirement instituted by regulators last year that a money market fund must invest at least 30% of total assets in instruments that are readily convertible to cash within five business days. During the reporting period, some of the longer-dated higher-yielding floating-rate securities backed by the Federal Deposit Insurance Corporation (FDIC) that we purchased in 2009 began to mature. The maturities of the higher-yielding
FDIC-backed securities detracted from performance because replacements with comparable backing and yield were difficult to find. An underweight position in European bank securities—a higher-yielding sector—detracted from relative performance. On the positive side, asset-backed securities and floating-rate agency securities added to the Fund’s relative performance.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration between 50 and 55 days. We view this as a longer duration because regulations prevent money market funds from maintaining an average weighted duration longer than 60 days. This strategy was particularly effective among LIBOR-based4 investments because of the steepness of the LIBOR yield curve5 relative to the Treasury curve.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us the confidence to go out further on an upward-sloping yield curve during the first half of the reporting period. This was accomplished by using longer-dated Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.)

We hedged this positioning by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose, we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Later in the reporting period, negative sentiment regarding the Eurozone sovereign debt crisis was at the forefront of the market. This resulted in significant downward pressure on Treasury rates as money funds began to pare back their holdings of European bank paper in favor of Treasury securities. When the FOMC expressed its anticipation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013,” the flow of higher-yielding floating-rate assets sharply declined. This forced the Fund into the already crowded government and domestic commercial paper markets.

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4. London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.
5. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com    9

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-mance and which market segments were partic-ularly weak?

The strongest contributors to the Fund’s performance included floating-rate securities (corporate and agency floaters) and asset-backed securities. The weakest contributors to the Fund’s performance were repurchase agreements and the Fund’s nonparticipation in longer-maturity Yankee bank issues.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases that added to the Fund’s return during the reporting period included the asset-backed securities of Great America Leasing Receivables and Macquarie Equipment Funding Trust. The Fund’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto-Dominion Bank and Sanofi-Aventis S.A. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements, Treasury securities and asset-backed securities. The Fund decreased its weightings in FDIC-backed securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Cash Reserves Fund

Portfolio of Investments October 31, 2011

	Principal	Amortized
	Amount	Cost
Short-Term Investments 99.6%†

Asset-Backed Commercial Paper 0.7%
Straight-A Funding LLC 0.16%, due 11/16/11 (a)(b)	$5,529,000	$5,528,631

Certificates of Deposit 6.0%
Bank of Nova Scotia 0.38%, due 3/22/12 (c)	8,505,000	8,505,000
National Australia Bank, Ltd. 0.28%, due 12/8/11	8,290,000	8,290,000
0.31%, due 1/9/12	8,505,000	8,505,000
Toronto-Dominion Bank (The) 0.315%, due 9/20/12 (c)	8,370,000	8,370,000
Westpac Banking Corp. 0.32%, due 2/1/12	8,525,000	8,525,000
0.46%, due 3/23/12	8,505,000	8,505,000

		50,700,000

Financial Company Commercial Paper 6.2%
Bank of Nova Scotia
0.10%, due 11/28/11 (a)	1,670,000	1,669,875
Caterpillar Financial Services Corp. 0.10%, due 12/6/11 (a)	10,150,000	10,149,013
National Rural Utilities Cooperative Finance Corp. 0.12%, due 11/30/11 (a)	10,150,000	10,149,019
0.12%, due 12/1/11 (a)	8,635,000	8,634,137
PACCAR Financial Corp. 0.06%, due 11/3/11 (a)	6,755,000	6,754,977
0.20%, due 11/15/11 (a)	6,635,000	6,634,484
Private Export Funding Corp. 0.05%, due 11/22/11 (a)(b)	8,440,000	8,439,754

		52,431,259

Government Agency Debt 6.4%
Federal Farm Credit Bank
0.10%, due 7/5/12 (c)	8,765,000	8,759,724
0.12%, due 11/4/11 (c)	6,920,000	6,920,000
0.25%, due 1/12/12 (c)	8,840,000	8,840,000
Federal Home Loan Bank 0.17%, due 1/24/12 (c)	7,135,000	7,135,000
Federal National Mortgage Association 0.273%, due 9/17/12 (c)	8,000,000	8,005,174
0.30%, due 9/13/12 (c)	2,315,000	2,317,016
Federal National Mortgage Association (Discount Note)
0.005%, due 11/7/11 (a)	12,000,000	11,999,990

		53,976,904

Other Commercial Paper 42.6%
BHP Billiton Finance (USA), Ltd. 0.14%, due 11/15/11 (a)(b)	9,750,000	9,749,469
Campbell Soup Co. 0.301%, due 12/14/11 (a)(b)	9,210,000	9,206,700
0.401%, due 11/29/11 (a)(b)	7,230,000	7,227,751
Canadian Wheat Board 0.05%, due 11/28/11 (a)	5,265,000	5,264,803
Caterpillar, Inc. 0.09%, due 12/22/11 (a)(b)	3,385,000	3,384,568
Cisco Systems, Inc. 0.081%, due 11/8/11 (a)(b)	8,220,000	8,219,872
Coca-Cola Co. (The) 0.08%, due 11/18/11 (a)(b)	8,525,000	8,524,678
0.11%, due 11/10/11 (a)(b)	8,285,000	8,284,772
0.12%, due 11/17/11 (a)(b)	3,985,000	3,984,787
Devon Energy Corp. 0.23%, due 11/1/11 (a)(b)	3,090,000	3,090,000
Duke Energy Corp. 0.34%, due 11/21/11 (a)(b)	3,168,000	3,167,402
E.I. du Pont de Nemours & Co. 0.17%, due 12/12/11 (a)(b)	3,400,000	3,399,342
Eli Lilly & Co. 0.04%, due 11/2/11 (a)(b)	3,615,000	3,614,996
Emerson Electric Co. 0.05%, due 11/3/11 (a)(b)	4,960,000	4,959,986
0.05%, due 11/9/11 (a)(b)	5,295,000	5,294,941
0.07%, due 11/14/11 (a)(b)	8,440,000	8,439,787
Exxon Mobil Corp. 0.05%, due 11/18/11 (a)	8,250,000	8,249,805
General Electric Co. 0.07%, due 11/17/11 (a)	8,665,000	8,664,730
Google, Inc. 0.05%, due 11/21/11 (a)(b)	8,355,000	8,354,768
0.06%, due 11/21/11 (a)(b)	10,150,000	10,149,662
Henkel of America, Inc. 0.14%, due 12/5/11 (a)(b)	2,680,000	2,679,646
Hewlett-Packard Co. 0.22%, due 1/17/12 (a)(b)	7,250,000	7,246,588
Illinois Tool Works, Inc. 0.06%, due 11/10/11 (a)(b)	7,035,000	7,034,894
0.07%, due 11/15/11 (a)(b)	10,395,000	10,394,717
International Business Machines Corp. 0.05%, due 11/7/11 (a)(b)	5,720,000	5,719,952
0.06%, due 11/16/11 (a)(b)	8,360,000	8,359,791
0.06%, due 12/13/11 (a)(b)	550,000	549,962
Johnson & Johnson 0.05%, due 11/28/11 (a)(b)	6,695,000	6,694,749
0.05%, due 12/27/11 (a)(b)	8,950,000	8,949,304

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Commercial Paper (continued)

Kellogg Co. 0.22%, due 11/10/11 (a)(b)	$3,210,000	$3,209,823
McDonald’s Corp. 0.07%, due 12/16/11 (a)(b)	3,345,000	3,344,707
0.08%, due 11/1/11 (a)(b)	4,000,000	4,000,000
Merck & Co., Inc. 0.06%, due 11/9/11 (a)(b)	6,550,000	6,549,913
Nestle Finance International, Ltd. 0.05%, due 12/1/11 (a)	10,150,000	10,149,577
Novartis Finance Corp. 0.07%, due 11/1/11 (a)(b)	8,445,000	8,445,000
0.09%, due 11/21/11 (a)(b)	9,030,000	9,029,548
Parker Hannifin Corp. 0.06%, due 11/9/11 (a)(b)	5,065,000	5,064,932
0.07%, due 11/30/11 (a)(b)	7,780,000	7,779,561
0.08%, due 11/22/11 (a)(b)	7,510,000	7,509,650
PepsiCo, Inc. 0.05%, due 12/16/11 (a)(b)	3,000,000	2,999,813
0.07%, due 12/5/11 (a)(b)	3,410,000	3,409,775
0.08%, due 11/22/11 (a)(b)	8,480,000	8,479,604
Procter & Gamble Co. (The) 0.10%, due 2/14/12 (a)(b)	8,440,000	8,437,538
Roche Holding, Inc. 0.06%, due 11/23/11 (a)(b)	8,270,000	8,269,697
Schlumberger Technology Corp. 0.12%, due 11/8/11 (a)(b)	8,370,000	8,369,805
Siemens Capital Co., LLC 0.12%, due 11/21/11 (a)(b)	8,355,000	8,354,443
0.14%, due 12/8/11 (a)(b)	8,445,000	8,443,785
0.14%, due 12/14/11 (a)(b)	2,370,000	2,369,604
South Carolina Electric & Gas Co. 0.385%, due 11/4/11 (a)	3,340,000	3,339,894
Target Corp. 0.06%, due 11/7/11 (a)	8,360,000	8,359,916
0.07%, due 11/7/11 (a)	3,975,000	3,974,954
Wal-Mart Stores, Inc. 0.05%, due 12/7/11 (a)(b)	8,360,000	8,359,582
0.09%, due 11/17/11 (a)(b)	8,480,000	8,479,661
Walt Disney Co. (The) 0.05%, due 11/29/11 (a)(b)	4,705,000	4,704,817
0.07%, due 12/6/11 (a)(b)	8,525,000	8,524,420

		358,822,441

Other Notes 7.9%
Bank of Nova Scotia 0.24%, due 11/16/11	8,275,000	8,275,000
BMW Vehicle Lease Trust Series 2011-1, Class A1 0.289%, due 4/20/12	697,307	697,307
BMW Vehicle Owner Trust Series 2011-A, Class A1 0.306%, due 9/25/12	1,149,642	1,149,642
CNH Equipment Trust
Series 2011-A, Class A1 0.336%, due 5/15/12	1,755,272	1,755,272
Series 2011-B, Class A1 0.384%, due 10/12/12	3,278,530	3,278,530
Enterprise Fleet Financing LLC Series 2011-2, Class A1 0.384%, due 7/20/12 (b)	1,989,171	1,989,171
Ford Credit Auto Lease Trust Series 2011-A, Class A1 0.261%, due 7/15/12 (b)	1,919,025	1,919,025
Ford Credit Auto Owner Trust Series 2011-B, Class A1 0.219%, due 8/15/12 (b)	740,381	740,381
GE Equipment Midticket LLC Series 2011-1, Class A1 0.429%, due 10/22/12	1,700,000	1,700,000
GE Equipment Small Ticket LLC Series 2011-1A, Class A1 0.383%, due 2/21/12 (b)	201,305	201,305
GE Equipment Transportation LLC Series 2011-1, Class A1 0.294%, due 7/20/12	926,852	926,852
Great America Leasing Receivables Series 2011-1, Class A1 0.405%, due 3/15/12 (b)	341,535	341,535
Holmes Master Issuer PLC Series 2011-3A, Class A1 0.373%, due 7/15/12 (b)(c)	10,040,000	10,040,000
Huntington Auto Trust Series 2011-1A, Class A1 0.364%, due 9/17/12 (b)	1,330,420	1,330,420
International Bank for Reconstruction & Development 0.22%, due 7/25/12 (c)	7,515,000	7,515,000
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	984,464	984,464
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (b)	716,584	716,584
MMAF Equipment Finance LLC Series 2011-AA, Class A1 0.323%, due 8/15/12 (b)	1,603,191	1,603,191
Nissan Auto Lease Trust Series 2011-B, Class A1 0.35%, due 10/15/12	2,090,427	2,090,427

The notes to the financial statements are an integral part of,

12 MainStay Cash Reserves Fund	and should be read in conjunction with, the financial statements.

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Notes (continued)

Nissan Auto Receivables Owner Trust Series 2011-A, Class A1 0.261%, due 4/16/12	$740,779	$740,779
Sanofi 0.413%, due 3/28/12 (c)	8,995,000	8,995,000
SMART Trust Series 2011-2USA, Class A1 0.365%, due 7/14/12 (b)	1,870,691	1,870,691
Toronto-Dominion Bank (The) 0.323%, due 1/12/12 (c)	7,135,000	7,135,000
World Omni Auto Receivables Trust Series 2011-A, Class A1 0.294%, due 3/15/12	129,136	129,136
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A1 0.301%, due 4/16/12	337,446	337,446

		66,462,158

Treasury Debt 18.3%
United States Treasury Bill 0.01%, due 11/10/11 (a)	15,525,000	15,524,961
United States Treasury Notes 0.375%, due 8/31/12	4,000,000	4,004,202
0.375%, due 9/30/12	3,900,000	3,907,698
0.625%, due 6/30/12	11,710,000	11,740,475
0.625%, due 7/31/12	3,860,000	3,871,810
0.75%, due 5/31/12	8,910,000	8,936,915
0.875%, due 1/31/12	20,025,000	20,064,653
0.875%, due 2/29/12	14,080,000	14,114,412
1.00%, due 12/31/11	53,845,000	53,928,015
1.00%, due 3/31/12	9,605,000	9,635,484
1.00%, due 4/30/12	8,450,000	8,481,609

		154,210,234

Treasury Repurchase Agreements 11.5%
Bank of America N.A. 0.08%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $48,350,107 (Collateralized by a United States Treasury Note with a rate of 3.625% and a maturity date of 2/15/20, with a Principal Amount of $43,510,800 and a Market Value of $49,317,095)	48,350,000	48,350,000
Deutsche Bank Securities, Inc. 0.09%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $48,349,121 (Collateralized by a United States Treasury Note with a rate of 1.375% and maturity date of 9/30/18, with a Principal Amount of $50,383,100 and a Market Value of $49,316,017)	48,349,000	48,349,000

		96,699,000

Total Short-Term Investments (Amortized Cost $838,830,627) (d)	99.6%	838,830,627
Other Assets, Less Liabilities	0.4	3,780,654
Net Assets	100.0%	$842,611,281

(a)	Interest rate presented is yield to maturity.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$5,528,631	$—	$5,528,631
Certificates of Deposit	—	50,700,000	—	50,700,000
Financial Company Commercial Paper	—	52,431,259	—	52,431,259
Government Agency Debt	—	53,976,904	—	53,976,904
Other Commercial Paper	—	358,822,441	—	358,822,441
Other Notes	—	66,462,158	—	66,462,158
Treasury Debt	—	154,210,234	—	154,210,234
Treasury Repurchase Agreements	—	96,699,000	—	96,699,000

Total Investments in Securities	$—	$838,830,627	$—	$838,830,627

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

14 MainStay Cash Reserves Fund	and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Cash Reserves Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized
	Cost	Percent †
Automobile ABS	$12,994,425	1.6%
Banks	17,079,875	2.1
Beverages	35,683,429	4.2
Certificate of Deposit	50,700,000	6.0
Chemicals	6,078,988	0.7
Computers	21,876,293	2.6
Cosmetics & Personal Care	8,437,538	1.0
Electric	6,507,296	0.8
Electrical Components & Equipment	18,694,714	2.2
Finance—Auto Loans	16,774,029	2.0
Finance—Other Services	37,371,923	4.4
Food	29,793,851	3.5
Health Care—Products	15,644,053	1.9
Health Care—Services	8,269,697	1.0
Internet	18,504,430	2.2
Media	13,229,237	1.6
Mining	9,749,469	1.2
Miscellaneous—Manufacturing	65,616,316	7.8
Multi-National	7,515,000	0.9
Oil & Gas	19,709,610	2.3
Other ABS	11,507,733	1.4
Pharmaceuticals	36,634,457	4.3
Repurchase Agreements	96,699,000	11.5
Retail	36,518,820	4.3
Sovereign	5,264,803	0.6
Special Purpose Entity	13,748,503	1.6
U.S. Government & Agency	208,187,138	24.7
Whole Loan Collateral Collateralized Mortgage Obligation	10,040,000	1.2

	838,830,627	99.6
Other Assets, Less Liabilities	3,780,654	0.4

Net Assets	$842,611,281	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (amortized cost $742,131,627)	$742,131,627
Repurchase agreements, at value (identified cost $96,699,000)	96,699,000
Cash	874
Receivables:
Fund shares sold	6,581,594
Interest	358,279
Manager (See Note 3)	109,358
Other assets	24,764

Total assets	845,905,496

Liabilities
Payables:
Fund shares redeemed	2,909,445
NYLIFE Distributors (See Note 3)	172,086
Transfer agent (See Note 3)	94,445
Shareholder communication	66,991
Professional fees	41,670
Trustees	3,451
Custodian	1,514
Accrued expenses	4,613

Total liabilities	3,294,215

Net assets	$842,611,281

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$842,610
Additional paid-in capital	841,768,233

842,610,843
Accumulated net realized gain (loss) on investments	438

Net assets	$842,611,281

Class I
Net assets applicable to outstanding shares	$436,936,597

Shares of beneficial interest outstanding	436,950,243

Net asset value and offering price per share outstanding	$1.00

Sweep Shares
Net assets applicable to outstanding shares	$405,674,684

Shares of beneficial interest outstanding	405,659,841

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of,

16 MainStay Cash Reserves Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$1,398,602

Expenses
Manager (See Note 3)	3,317,131
Distribution—Sweep Shares (See Note 3)	982,664
Service—Sweep Shares (See Note 3)	982,661
Transfer agent (See Note 3)	598,028
Shareholder communication	162,832
Professional fees	109,879
Registration	56,297
Custodian	25,012
Trustees	21,304
Miscellaneous	25,446

Total expenses before waiver/reimbursement	6,281,254
Expense waiver/reimbursement from Manager (See Note 3)	(4,958,211)

Net expenses	1,323,043

Net investment income (loss)	75,559

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	438

Net increase (decrease) in net assets resulting from operations	$75,997

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$75,559	$74,566
Net realized gain (loss) on investments	438	1,819

Net increase (decrease) in net assets resulting from operations	75,997	76,385

Dividends to shareholders:
From net investment income:
Class I	(47,307)	(35,670)
Sweep Shares	(50,941)	(38,748)

Total dividends to shareholders	(98,248)	(74,418)

Capital share transactions:
Net proceeds from sale of shares	1,150,048,766	956,296,790
Net asset value of shares issued to shareholders in reinvestment of dividends	97,845	74,261
Cost of shares redeemed	(1,017,769,477)	(1,033,178,831)

Increase (decrease) in net assets derived from capital share transactions	132,377,134	(76,807,780)

Net increase (decrease) in net assets	132,354,883	(76,805,813)

Net Assets
Beginning of year	710,256,398	787,062,211

End of year	$842,611,281	$710,256,398

Undistributed net investment income at end of year	$—	$22,689

The notes to the financial statements are an integral part of,

18 MainStay Cash Reserves Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	(0.00)‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.03	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01%		0.01%		0.36%		2.66%	4.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.36%		2.66%	4.82%
Net expenses	0.17%		0.24%		0.50%		0.50%	0.50%
Expenses (before reimbursement/waiver)	0.56%		0.59%		0.65%		0.57%	0.57%
Net assets at end of year (in 000’s)	$436,937		$332,539		$382,535		$347,264	$350,717

‡	Less than one cent per share.

	Sweep Shares
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	(0.00)‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.02	0.04

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.02)	(0.04)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01%		0.01%		0.15%		2.15%	4.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.16%		2.10%	4.32%
Net expenses	0.17%		0.24%		0.71%		1.00%	1.00%
Expenses (before waiver/reimbursement)	1.06%		1.09%		1.15%		1.07%	1.07%
Net assets at end of year (in 000’s)	$405,675		$377,717		$404,528		$436,211	$373,383

‡	Less than one cent per share.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the “Fund”), a diversified fund. The Fund is the successor of MainStay Cash Reserves Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund offers two classes of shares. Class I shares commenced operations (under a former designation known as “No-Load Class” shares) on January 2, 1991. The Fund’s No-Load Class shares were redesignated as Class I shares on January 1, 2004. The Sweep Shares commenced operations on December 8, 1998. Class I shares and the Sweep Shares are offered at net asset value (“NAV”) without imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and the same terms and conditions, except that the classes are subject to different distribution fee rates. Sweep Shares are subject to distribution and service fees under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In addition, Sweep Shares are subject to a shareholder service fee under a shareholder service plan. Class I shares are not subject to a distribution and/or service fee.

On September 28, 2011, the Board, upon the recommendation of the Manager, approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about March 30, 2012 (“Liquidation Date”).

Effective October 14, 2011, the Fund was closed to all new investors of Class I shares. As of that date, new account requests and exchanges into the Fund were no longer accepted for Class I shares. Existing Class I shareholders as of October 14, 2011, may continue to purchase shares, including through dividend reinvestments. Effective January 31, 2012, the Fund will be closed to all investments in the Sweep Shares Class. Effective March 20, 2012, the Fund will be closed to purchases by existing Class I shareholders. These dates, including the Liquidation Date, may be changed without notice.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Valuation of Fund Shares. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) Securities Valuation. Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the

20    MainStay Cash Reserves Fund

Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Concentration of Risk. The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief

mainstayinvestments.com    21

Notes to Financial Statements (continued)

Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.43% for the year ended October 31, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class I, 0.50%; and Sweep Shares, 1.00%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $3,317,131 and waived its fees and/or reimbursed expenses in the amount of $4,958,211.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the ”Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Sweep Shares Plan, the Distributor, receives a monthly distribution fee from the Sweep Shares at an annual rate of 0.25% of the average daily net assets of the Sweep Shares for distribution or service activities as designated by the Distributor.

The Plan provides that distribution and service fees are payable thereunder to the Distributor regardless of the amounts actually expended by the Distributor for distribution and service activities for the Sweep Shares. Class I shares of the Fund are not subject to a distribution or service fee.

In accordance with a separate Shareholder Service Plan, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares of the Fund.

(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Class I	$289,594

Sweep Shares	308,434

(D) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(E) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$1,241,043	0.3%

(F) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $9,585. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

22    MainStay Cash Reserves Fund

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$438	$—	$—	$—	$438

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$98,248	$74,418

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class I (at $1 per share)	Shares

Year ended October 31, 2011:
Shares sold	934,442,067
Shares issued to shareholders in reinvestment of dividends	46,904
Shares redeemed	(830,076,938)

Net increase (decrease)	104,412,033

Year ended October 31, 2010:
Shares sold	815,711,798
Shares issued to shareholders in reinvestment of dividends	35,512
Shares redeemed	(865,746,938)

Net increase (decrease)	(49,999,628)

Sweep Shares (at $1 per share)	Shares

Year ended October 31, 2011:
Shares sold	215,606,699
Shares issued to shareholders in reinvestment of dividends	50,941
Shares redeemed	(187,692,539)

Net increase (decrease)	27,965,101

Year ended October 31, 2010:
Shares sold	140,584,992
Shares issued to shareholders in reinvestment of dividends	38,749
Shares redeemed	(167,431,893)

Net increase (decrease)	(26,808,152)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cash Reserves Fund (“the Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cash Reserves Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

24    MainStay Cash Reserves Fund

Federal Income Tax Information (Unaudited)

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at
mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

26    MainStay Cash Reserves Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    27

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

28    MainStay Cash Reserves Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    29

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

30    MainStay Cash Reserves Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24853 MS284-11	MSCR11-12/11
NB2

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2011

MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

MainStay Conservative Allocation Fund	5

MainStay Moderate Allocation Fund	18

MainStay Moderate Growth Allocation Fund	33

MainStay Growth Allocation Fund	48

Notes to Financial Statements	63

Report of Independent Registered Public Accounting Firm	76

Federal Income Tax Information	77

Proxy Voting Policies and Procedures and Proxy Voting Record	77

Shareholder Reports and Quarterly Portfolio Disclosure	77

Board Members and Officers	78

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–1.66%	2.92%	4.00%	1.48%
		Excluding sales charges	4.06	4.09	4.90	1.48

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–1.46	2.97	4.04	1.27
		Excluding sales charges	4.28	4.15	4.94	1.27

Class B Shares	Maximum 5% CDSC	With sales charges	–1.70	2.96	4.13	2.23
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	3.30	3.32	4.13	2.23

Class C Shares	Maximum 1% CDSC	With sales charges	2.40	3.31	4.13	2.23
	if Redeemed Within One Year of Purchase	Excluding sales charges	3.40	3.31	4.13	2.23

Class I Shares	No Sales Charge		4.42	4.39	5.25	1.02

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Since
Benchmark Performance	Year	Years	Inception

S&P 500® Index[4]	8.09%	0.25%	3.08%

MSCI EAFE® Index[5]	–4.08	–2.41	2.96

Barclays Capital U.S. Aggregate Bond Index[6]	5.00	6.41	5.85

Average Lipper Mixed-Asset Target Allocation Conservative Fund[7]	3.32	3.25	4.11

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$968.00	$2.48	$1,022.70	$2.55

Class A Shares	$1,000.00	$969.50	$1.89	$1,023.30	$1.94

Class B Shares	$1,000.00	$964.20	$6.19	$1,018.90	$6.36

Class C Shares	$1,000.00	$965.10	$6.19	$1,018.90	$6.36

Class I Shares	$1,000.00	$970.00	$0.65	$1,024.60	$0.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.38% for Class A, 1.25% for Class B and Class C and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    7

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

Total Return	41.5
Current Income	24.2
Capital Appreciation	19.9
Growth of Capital	14.5
Other Assets, Less Liabilities	(0.1)

See Portfolio of Investments on page 11 for specific holdings within these categories.

8    MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 4.06% for Investor Class shares, 4.28% for Class A shares, 3.30% for Class B shares and 3.40% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 4.42%. Class B shares underperformed—and all other share classes outperformed—the 3.32% return of the average Lipper2 mixed-asset target allocation conservative fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the –4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 5 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a port-folio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a small bias in favor of stocks over bonds through the early part of 2011, before softer economic conditions led us to retreat to a neutral posture. In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to slightly emphasize equities on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate bal- ance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark. The Fund was also heavily

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the S&P 500® Index.
4. See footnote on page 6 for more information on the MSCI EAFE® Index.
5. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

The largest change during the reporting period was a partial shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Two new holdings are also noteworthy. We established a position in MainStay Cash Reserves Fund to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds. We also added MainStay Epoch International Small Cap Fund during the reporting period to access an additional market segment.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds were redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) One of the most substantial detractors from performance was MainStay MAP Fund, but only because the allocation was largest near the end of the reporting period when the equity markets were declining and smallest early in the period when equities generated their largest gains. MainStay Epoch International Small Cap Fund also detracted from performance, in part because of similar positioning.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higher-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from large positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund. At the other end of the spectrum, a very small position in MainStay Global High Income Fund was the greatest fixed-income dectractor from overall performance, although it detracted only slightly. All other Underlying Fixed Income Funds contributed positively to performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Conservative Allocation Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 100.1%†

Equity Funds 41.1%
MainStay 130/30 Core Fund Class I	1,916,760	$15,180,739
MainStay 130/30 International Fund Class I	382,196	2,438,407
MainStay Common Stock Fund Class I	150,681	1,714,754
MainStay Epoch Global Choice Fund Class I	85,539	1,248,875
MainStay Epoch International Small Cap Fund Class I	213,472	3,592,726
MainStay Epoch U.S. All Cap Fund Class I	685,552	15,966,514
MainStay Growth Equity Fund Class I (a)	2,366	26,663
MainStay ICAP Equity Fund Class I	281,649	9,891,500
MainStay ICAP International Fund Class I	171,327	4,721,762
MainStay ICAP Select Equity Fund Class I	179,599	6,011,176
MainStay Large Cap Growth Fund Class I (a)	2,398,860	17,871,508
MainStay MAP Fund Class I	749,858	23,320,587
MainStay U.S. Small Cap Fund Class I	224,438	3,709,961

Total Equity Funds (Cost $102,627,318)		105,695,172

Fixed Income Funds 59.0%
MainStay Cash Reserves Fund Class I	6,118,305	6,118,305
MainStay Convertible Fund Class I	214,757	3,249,277
MainStay Flexible Bond Opportunities Fund Class I (b)	2,611,900	22,801,886
MainStay Floating Rate Fund Class I (b)	2,378,079	22,139,916
MainStay Global High Income Fund Class I	13,595	160,967
MainStay High Yield Corporate Bond Fund Class I	1,023,353	5,976,383
MainStay High Yield Opportunities Fund Class I	442,266	5,006,454
MainStay Indexed Bond Fund Class I (b)	3,475,507	40,559,163
MainStay Intermediate Term Bond Fund Class I (b)	4,234,486	45,944,177

Total Fixed Income Funds (Cost $149,371,018)		151,956,528

Total Investments (Cost $251,998,336) (c)	100.1%	257,651,700
Other Assets, Less Liabilities	(0.1)	(210,041)
Net Assets	100.0%	$257,441,659

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At October 31, 2011, cost is $253,376,646 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,557,073
Gross unrealized depreciation	(1,282,019)

Net unrealized appreciation	$4,275,054

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$105,695,172	$—	$—	$105,695,172
Fixed Income Funds	151,956,528	—	—	151,956,528

Total Investments in Securities	$257,651,700	$—	$—	$257,651,700

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $251,998,336)	$257,651,700
Receivables:
Fund shares sold	155,947
Manager (See Note 3)	5,736
Other assets	31,077

Total assets	257,844,460

Liabilities
Payables:
Fund shares redeemed	211,239
NYLIFE Distributors (See Note 3)	91,051
Transfer agent (See Note 3)	54,721
Shareholder communication	24,086
Professional fees	15,849
Trustees	1,018
Custodian	540
Accrued expenses	4,297

Total liabilities	402,801

Net assets	$257,441,659

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,517
Additional paid-in capital	250,132,230

250,155,747
Undistributed net investment income	335,137
Accumulated net realized gain (loss) on investments	1,297,411
Net unrealized appreciation (depreciation) on investments	5,653,364

Net assets	$257,441,659

Investor Class
Net assets applicable to outstanding shares	$41,525,249

Shares of beneficial interest outstanding	3,789,944

Net asset value per share outstanding	$10.96
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.60

Class A
Net assets applicable to outstanding shares	$143,519,576

Shares of beneficial interest outstanding	13,102,029

Net asset value per share outstanding	$10.95
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.59

Class B
Net assets applicable to outstanding shares	$33,579,957

Shares of beneficial interest outstanding	3,076,179

Net asset value and offering price per share outstanding	$10.92

Class C
Net assets applicable to outstanding shares	$30,224,259

Shares of beneficial interest outstanding	2,768,908

Net asset value and offering price per share outstanding	$10.92

Class I
Net assets applicable to outstanding shares	$8,592,618

Shares of beneficial interest outstanding	779,610

Net asset value and offering price per share outstanding	$11.02

The notes to the financial statements are an integral part of,

12 MainStay Conservative Allocation Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,450,772

Expenses
Distribution/Service—Investor Class (See Note 3)	95,788
Distribution/Service—Class A (See Note 3)	337,303
Distribution/Service—Class B (See Note 3)	325,817
Distribution/Service—Class C (See Note 3)	292,836
Transfer agent (See Note 3)	305,916
Registration	88,022
Shareholder communication	50,231
Professional fees	41,201
Custodian	7,526
Trustees	6,781
Miscellaneous	11,710

Total expenses before waiver/reimbursement	1,563,131
Expense waiver/reimbursement from Manager (See Note 3)	(68,782)

Net expenses	1,494,349

Net investment income (loss)	4,956,423

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	15,681,581
Realized capital gain distributions from affiliated investment companies	1,659,951

Net realized gain (loss) on investments from affiliated investment companies	17,341,532

Net change in unrealized appreciation (depreciation) on investments	(13,351,322)

Net realized and unrealized gain (loss) on investments	3,990,210

Net increase (decrease) in net assets resulting from operations	$8,946,633

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,956,423	$4,093,290
Net realized gain (loss) on investments from affiliated investment company transactions	17,341,532	3,029,431
Net change in unrealized appreciation (depreciation) on investments	(13,351,322)	14,121,623

Net increase (decrease) in net assets resulting from operations	8,946,633	21,244,344

Dividends to shareholders:
From net investment income:
Investor Class	(971,532)	(669,755)
Class A	(3,612,245)	(2,496,024)
Class B	(592,973)	(440,162)
Class C	(531,492)	(369,258)
Class I	(206,554)	(95,852)

Total dividends to shareholders	(5,914,796)	(4,071,051)

Capital share transactions:
Net proceeds from sale of shares	77,873,216	69,657,748
Net asset value of shares issued to shareholders in reinvestment of dividends	5,444,185	3,725,788
Cost of shares redeemed	(48,552,081)	(40,727,750)

Increase (decrease) in net assets derived from capital share transactions	34,765,320	32,655,786

Net increase (decrease) in net assets	37,797,157	49,829,079

Net Assets
Beginning of year	219,644,502	169,815,423

End of year	$257,441,659	$219,644,502

Undistributed net investment income at end of year	$335,137	$395,605

The notes to the financial statements are an integral part of,

14 MainStay Conservative Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$10.81	$9.90	$8.76	$10.69

Net investment income (loss) (a)	0.24	0.23	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.20	0.91	1.25	(1.91)

Total from investment operations	0.44	1.14	1.52	(1.72)

Less dividends and distributions:
From net investment income	(0.29)	(0.23)	(0.27)	(0.21)
From net realized gain on investments	—	—	(0.11)	—

Total dividends and distributions	(0.29)	(0.23)	(0.38)	(0.21)

Net asset value at end of period	$10.96	$10.81	$9.90	$8.76

Total investment return (b)	4.06%	11.70%	18.01%	(16.36	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%	2.26%	2.98%	2.72	% ††
Net expenses (d)	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.57%	0.63%	0.74%	0.62	% ††
Portfolio turnover rate	55%	32%	36%	35%
Net assets at end of period (in 000’s)	$41,525	$34,979	$25,216	$17,140

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.80	$9.90	$8.76	$11.47	$10.80

Net investment income (loss) (a)	0.25	0.24	0.27	0.30	0.34
Net realized and unrealized gain (loss) on investments	0.20	0.90	1.25	(2.39)	0.73

Total from investment operations	0.45	1.14	1.52	(2.09)	1.07

Less dividends and distributions:
From net investment income	(0.30)	(0.24)	(0.27)	(0.49)	(0.23)
From net realized gain on investments	—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.30)	(0.24)	(0.38)	(0.62)	(0.40)

Net asset value at end of year	$10.95	$10.80	$9.90	$8.76	$11.47

Total investment return (b)	4.28%	11.68%	18.05%	(19.14%)	10.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27%	2.35%	3.06%	2.91%	3.12%
Net expenses (c)	0.39%	0.42%	0.47%	0.49%	0.48%
Portfolio turnover rate	55%	32%	36%	35%	10%
Net assets at end of year (in 000’s)	$143,520	$121,439	$94,643	$84,434	$80,018

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.76	$9.86	$8.73	$11.42	$10.78

Net investment income (loss) (a)	0.15	0.16	0.20	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.21	0.90	1.24	(2.39)	0.73

Total from investment operations	0.36	1.06	1.44	(2.17)	0.99

Less dividends and distributions:
From net investment income	(0.20)	(0.16)	(0.20)	(0.39)	(0.18)
From net realized gain on investments	—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.20)	(0.16)	(0.31)	(0.52)	(0.35)

Net asset value at end of year	$10.92	$10.76	$9.86	$8.73	$11.42

Total investment return (b)	3.30%	10.92%	17.09%	(19.78%)	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.51%	2.25%	2.11%	2.38%
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (c)	1.32%	1.38%	1.48%	1.33%	1.23%
Portfolio turnover rate	55%	32%	36%	35%	10%
Net assets at end of year (in 000’s)	$33,580	$31,241	$27,417	$23,226	$20,919

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

16 MainStay Conservative Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.76	$9.86	$8.73	$11.42	$10.78

Net investment income (loss) (a)	0.15	0.16	0.21	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.21	0.90	1.23	(2.39)	0.73

Total from investment operations	0.36	1.06	1.44	(2.17)	0.99

Less dividends and distributions:
From net investment income	(0.20)	(0.16)	(0.20)	(0.39)	(0.18)
From net realized gain on investments	—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.20)	(0.16)	(0.31)	(0.52)	(0.35)

Net asset value at end of year	$10.92	$10.76	$9.86	$8.73	$11.42

Total investment return (b)	3.40%	10.82%	17.09%	(19.79%)	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.51%	2.29%	2.12%	2.38%
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (c)	1.32%	1.38%	1.48%	1.33%	1.23%
Portfolio turnover rate	55%	32%	36%	35%	10%
Net assets at end of year (in 000’s)	$30,224	$26,375	$21,498	$18,846	$17,628

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.87	$9.95	$8.81	$11.54	$10.85

Net investment income (loss) (a)	0.28	0.27	0.30	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.20	0.92	1.24	(2.41)	0.75

Total from investment operations	0.48	1.19	1.54	(2.08)	1.11

Less dividends and distributions:
From net investment income	(0.33)	(0.27)	(0.29)	(0.52)	(0.25)
From net realized gain on investments	—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.33)	(0.27)	(0.40)	(0.65)	(0.42)

Net asset value at end of year	$11.02	$10.87	$9.95	$8.81	$11.54

Total investment return (b)	4.42%	12.10%	18.23%	(18.90%)	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49%	2.58%	3.37%	3.16%	3.30%
Net expenses (c)	0.14%	0.17%	0.22%	0.23%	0.25%
Expenses (before reimbursement/waiver) (c)	0.14%	0.17%	0.22%	0.28%	0.35%
Portfolio turnover rate	55%	32%	36%	35%	10%
Net assets at end of year (in 000’s)	$8,593	$5,611	$1,041	$1,150	$1,108

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

MainStay Moderate Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–1.98%	1.67%	3.62%	1.57%
		Excluding sales charges	3.73	2.82	4.52	1.57

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–1.86	1.70	3.65	1.35
		Excluding sales charges	3.85	2.86	4.55	1.35

Class B Shares	Maximum 5% CDSC	With sales charges	–2.06	1.68	3.72	2.32
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	2.94	2.04	3.72	2.32

Class C Shares	Maximum 1% CDSC	With sales charges	1.94	2.03	3.71	2.32
	if Redeemed Within One Year of Purchase	Excluding sales charges	2.94	2.03	3.71	2.32

Class I Shares	No Sales Charge		4.16	3.13	4.83	1.10

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

18    MainStay Moderate Allocation Fund

	One	Five	Since
Benchmark Performance	Year	Years	Inception

S&P 500® Index[4]	8.09%	0.25%	3.08%

MSCI EAFE® Index[5]	–4.08	–2.41	2.96

Barclays Capital U.S. Aggregate Bond Index[6]	5.00	6.41	5.85

Average Lipper Mixed-Asset Target Allocation Moderate Fund[7]	3.56	2.16	3.88

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    19

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$940.50	$2.45	$1,022.70	$2.55

Class A Shares	$1,000.00	$941.30	$1.76	$1,023.40	$1.84

Class B Shares	$1,000.00	$937.30	$6.10	$1,018.90	$6.36

Class C Shares	$1,000.00	$937.30	$6.10	$1,018.90	$6.36

Class I Shares	$1,000.00	$942.40	$0.49	$1,024.70	$0.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.36% for Class A, 1.25% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

20    MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

Total Return	29.40
Capital Appreciation	27.60
Growth of Capital	22.80
Current Income	20.20
Other Assets, Less Liabilities	(0.00)

See Portfolio Investments on page 24 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com    21

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 3.73% for Investor Class shares, 3.85% for Class A shares, 2.94% for Class B shares and 2.94% for Class C shares for the 12 months ended October 31, 2011. Over the same per-iod, Class I shares returned 4.16%. Class B and Class C shares underperformed—and all other share classes outperformed—the 3.56% return of the average Lipper2 mixed-asset target allocation moderate fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the –4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 18 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a port-folio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a small bias in favor of stocks over bonds through the early part of 2011, before softer economic conditions led us to retreat to a neutral posture. In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to slightly emphasize equities on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate bal- ance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark. The Fund was also heavily tilted

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 19 for more information on Lipper Inc.
3. See footnote on page 19 for more information on the S&P 500® Index.
4. See footnote on page 19 for more information on the MSCI EAFE® Index.
5. See footnote on page 19 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

22    MainStay Moderate Allocation Fund

toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

The largest change during the reporting period was a shift out of MainStay Indexed Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Two new holdings are also noteworthy. We established a position in MainStay Cash Reserves Fund to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds. We also added MainStay Epoch International Small Cap Fund during the reporting period to access an additional market segment.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds were redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) One of the most substantial detractors from performance was MainStay MAP Fund, but only because the allocation was largest near the end of the reporting period when the equity markets were declining and smallest early in the period when equities generated their largest gains. MainStay Epoch International Small Cap Fund also detracted from performance, in part because of similar positioning.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higher-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall per-formance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from large positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund. At the other end of the spectrum, a very small position in MainStay Global High Income Fund was the greatest fixed-income detractor from overall performance, although it detracted only slightly. All other Underlying Fixed Income Funds contributed positively to performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    23

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 100.0%†

Equity Funds 61.0%
MainStay 130/30 Core Fund Class I (a)	4,458,331	$35,309,985
MainStay 130/30 International Fund Class I (a)	2,016,220	12,863,486
MainStay Common Stock Fund Class I (a)	745,458	8,483,310
MainStay Epoch Global Choice Fund Class I (a)	572,223	8,354,456
MainStay Epoch International Small Cap Fund Class I	322,788	5,432,528
MainStay Epoch U.S. All Cap Fund Class I (a)	1,551,418	36,132,519
MainStay Growth Equity Fund Class I (b)	5,166	58,221
MainStay ICAP Equity Fund Class I	646,980	22,721,927
MainStay ICAP International Fund Class I	570,428	15,721,007
MainStay ICAP Select Equity Fund Class I	326,165	10,916,730
MainStay International Equity Fund Class I	68,597	747,017
MainStay Large Cap Growth Fund Class I (b)	5,162,719	38,462,256
MainStay MAP Fund Class I	1,684,339	52,382,955
MainStay U.S. Small Cap Fund Class I (a)	559,562	9,249,552

Total Equity Funds (Cost $242,143,560)		256,835,949

Fixed Income Funds 39.0%
MainStay Cash Reserves Fund Class I	10,153,730	10,153,730
MainStay Convertible Fund Class I	316,129	4,783,031
MainStay Flexible Bond Opportunities Fund Class I (a)	4,309,332	37,620,469
MainStay Floating Rate Fund Class I (a)	2,686,230	25,008,802
MainStay Global High Income Fund Class I	14,671	173,701
MainStay High Yield Corporate Bond Fund Class I	1,201,956	7,019,421
MainStay High Yield Opportunities Fund Class I	426,692	4,830,150
MainStay Indexed Bond Fund Class I (a)	1,653,951	19,301,612
MainStay Intermediate Term Bond Fund Class I (a)	5,081,613	55,135,506

Total Fixed Income Funds (Cost $162,566,217)		164,026,422

Total Investments (Cost $404,709,777) (c)	100.0%	420,862,371
Other Assets, Less Liabilities	(0.0)‡	(143,095)
Net Assets	100.0%	$420,719,276

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	At October 31, 2011, cost is $409,413,123 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,216,247
Gross unrealized depreciation	(2,766,999)

Net unrealized appreciation	$11,449,248

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$256,835,949	$—	$—	$256,835,949
Fixed Income Funds	164,026,422	—	—	164,026,422

Total Investments in Securities	$420,862,371	$—	$—	$420,862,371

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

24 MainStay Moderate Allocation Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $404,709,777)	$420,862,371
Receivables:
Fund shares sold	416,454
Manager (See Note 3)	6,036
Other assets	29,921

Total assets	421,314,782

Liabilities
Payables:
Fund shares redeemed	263,227
NYLIFE Distributors (See Note 3)	154,171
Transfer agent (See Note 3)	108,334
Shareholder communication	40,840
Professional fees	22,465
Trustees	1,636
Custodian	202
Accrued expenses	4,631

Total liabilities	595,506

Net assets	$420,719,276

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,178
Additional paid-in capital	417,666,509

417,704,687
Undistributed net investment income	3,720,709
Accumulated net realized gain (loss) on investments	(16,858,714)
Net unrealized appreciation (depreciation) on investments	16,152,594

Net assets	$420,719,276

Investor Class
Net assets applicable to outstanding shares	$90,247,680

Shares of beneficial interest outstanding	8,163,309

Net asset value per share outstanding	$11.06
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.70

Class A
Net assets applicable to outstanding shares	$207,282,142

Shares of beneficial interest outstanding	18,740,605

Net asset value per share outstanding	$11.06
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.70

Class B
Net assets applicable to outstanding shares	$73,686,264

Shares of beneficial interest outstanding	6,754,632

Net asset value and offering price per share outstanding	$10.91

Class C
Net assets applicable to outstanding shares	$39,531,423

Shares of beneficial interest outstanding	3,622,840

Net asset value and offering price per share outstanding	$10.91

Class I
Net assets applicable to outstanding shares	$9,971,767

Shares of beneficial interest outstanding	896,715

Net asset value and offering price per share outstanding	$11.12

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$9,259,727

Expenses
Distribution/Service—Investor Class (See Note 3)	214,346
Distribution/Service—Class A (See Note 3)	549,144
Distribution/Service—Class B (See Note 3)	756,728
Distribution/Service—Class C (See Note 3)	398,522
Transfer agent (See Note 3)	617,630
Registration	94,447
Shareholder communication	78,069
Professional fees	56,110
Trustees	11,866
Custodian	6,404
Miscellaneous	16,991

Total expenses before waiver/reimbursement	2,800,257
Expense waiver/reimbursement from Manager (See Note 3)	(116,494)

Net expenses	2,683,763

Net investment income (loss)	6,575,964

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	20,546,413
Realized capital gain distributions from affiliated investment companies	2,069,280

Net realized gain (loss) on investments from affiliated investment companies	22,615,693

Net change in unrealized appreciation (depreciation) on investments	(15,086,763)

Net realized and unrealized gain (loss) on investments	7,528,930

Net increase (decrease) in net assets resulting from operations	$14,104,894

The notes to the financial statements are an integral part of,

26 MainStay Moderate Allocation Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,575,964	$5,590,619
Net realized gain (loss) on investments from affiliated investment company transactions	22,615,693	(744,142)
Net change in unrealized appreciation (depreciation) on investments	(15,086,763)	38,377,303

Net increase (decrease) in net assets resulting from operations	14,104,894	43,223,780

Dividends to shareholders:
From net investment income:
Investor Class	(1,540,632)	(1,212,168)
Class A	(4,491,728)	(3,395,080)
Class B	(919,966)	(828,622)
Class C	(459,470)	(418,401)
Class I	(193,133)	(93,813)

Total dividends to shareholders	(7,604,929)	(5,948,084)

Capital share transactions:
Net proceeds from sale of shares	93,276,848	93,395,160
Net asset value of shares issued to shareholders in reinvestment of dividends	7,234,880	5,618,137
Cost of shares redeemed	(94,887,608)	(72,503,377)

Increase (decrease) in net assets derived from capital share transactions	5,624,120	26,509,920

Net increase (decrease) in net assets	12,124,085	63,785,616

Net Assets
Beginning of year	408,595,191	344,809,575

End of year	$420,719,276	$408,595,191

Undistributed net investment income at end of year	$3,720,709	$3,630,179

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$10.86	$9.84	$8.77	$11.12

Net investment income (loss) (a)	0.18	0.17	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.23	1.03	1.22	(2.49)

Total from investment operations	0.41	1.20	1.44	(2.35)

Less dividends and distributions:
From net investment income	(0.21)	(0.18)	(0.26)	—
From net realized gain on investments	—	—	(0.11)	—

Total dividends and distributions	(0.21)	(0.18)	(0.37)	—

Net asset value at end of period	$11.06	$10.86	$9.84	$8.77

Total investment return (b)	3.73%	12.49%	17.12%	(21.13	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	1.64%	2.48%	1.94	% ††
Net expenses (d)	0.50%	0.50%	0.46%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.56%	0.60%	0.73%	0.61	% ††
Portfolio turnover rate	60%	41%	35%	40%
Net assets at end of period (in 000’s)	$90,248	$78,993	$63,454	$46,290

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

28 MainStay Moderate Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.87	$9.83	$8.76	$12.32	$11.34

Net investment income (loss)	0.20 (a)	0.18 (a)	0.22 (a)	0.24 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.22	1.05	1.22	(3.29)	1.18

Total from investment operations	0.42	1.23	1.44	(3.05)	1.45

Less dividends and distributions:
From net investment income	(0.23)	(0.19)	(0.26)	(0.31)	(0.20)
From net realized gain on investments	—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.23)	(0.19)	(0.37)	(0.51)	(0.47)

Net asset value at end of year	$11.06	$10.87	$9.83	$8.76	$12.32

Total investment return (b)	3.85%	12.65%	17.14%	(25.78%)	13.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	1.76%	2.56%	2.17%	2.27%
Net expenses (c)	0.36%	0.38%	0.43%	0.46%	0.46%
Portfolio turnover rate	60%	41%	35%	40%	10%
Net assets at end of year (in 000’s)	$207,282	$210,071	$176,139	$146,133	$192,835

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.72	$9.72	$8.65	$12.23	$11.30

Net investment income (loss)	0.10 (a)	0.09 (a)	0.15 (a)	0.15 (a)	0.18
Net realized and unrealized gain (loss) on investments	0.22	1.03	1.21	(3.27)	1.18

Total from investment operations	0.32	1.12	1.36	(3.12)	1.36

Less dividends and distributions:
From net investment income	(0.13)	(0.12)	(0.18)	(0.26)	(0.16)
From net realized gain on investments	—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.13)	(0.12)	(0.29)	(0.46)	(0.43)

Net asset value at end of year	$10.91	$10.72	$9.72	$8.65	$12.23

Total investment return (b)	2.94%	11.71%	16.34%	(26.41%)	12.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%	0.89%	1.77%	1.38%	1.54%
Net expenses (c)	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (c)	1.31%	1.35%	1.49%	1.32%	1.21%
Portfolio turnover rate	60%	41%	35%	40%	10%
Net assets at end of year (in 000’s)	$73,686	$72,829	$67,726	$58,738	$63,929

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

30 MainStay Moderate Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.73	$9.72	$8.66	$12.23	$11.30

Net investment income (loss)	0.10 (a)	0.09 (a)	0.15 (a)	0.15 (a)	0.19
Net realized and unrealized gain (loss) on investments	0.22	1.04	1.20	(3.26)	1.17

Total from investment operations	0.32	1.13	1.35	(3.11)	1.36

Less dividends and distributions:
From net investment income	(0.14)	(0.12)	(0.18)	(0.26)	(0.16)
From net realized gain on investments	—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.14)	(0.12)	(0.29)	(0.46)	(0.43)

Net asset value at end of year	$10.91	$10.73	$9.72	$8.66	$12.23

Total investment return (b)	2.94%	11.69%	16.19%	(26.33%)	12.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%	0.90%	1.78%	1.39%	1.52%
Net expenses (c)	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (c)	1.31%	1.35%	1.49%	1.32%	1.21%
Portfolio turnover rate	60%	41%	35%	40%	10%
Net assets at end of year (in 000’s)	$39,531	$37,895	$33,043	$27,005	$31,191

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.92	$9.87	$8.80	$12.37	$11.36

Net investment income (loss)	0.23 (a)	0.20 (a)	0.25 (a)	0.27 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.22	1.06	1.21	(3.31)	1.20

Total from investment operations	0.45	1.26	1.46	(3.04)	1.49

Less dividends and distributions:
From net investment income	(0.25)	(0.21)	(0.28)	(0.33)	(0.21)
From net realized gain on investments	—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.25)	(0.21)	(0.39)	(0.53)	(0.48)

Net asset value at end of year	$11.12	$10.92	$9.87	$8.80	$12.37

Total investment return (b)	4.16%	12.94%	17.40%	(25.54%)	13.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	1.93%	2.81%	2.52%	2.66%
Net expenses (c)	0.11%	0.13%	0.18%	0.19%	0.18%
Portfolio turnover rate	60%	41%	35%	40%	10%
Net assets at end of year (in 000’s)	$9,972	$8,806	$4,447	$5,358	$1,446

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

32 MainStay Moderate Allocation Fund	and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–2.22%	0.27%	2.95%	1.77%
		Excluding sales charges	3.47	1.41	3.84	1.77

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–2.04	0.31	2.98	1.52
		Excluding sales charges	3.66	1.46	3.87	1.52

Class B Shares	Maximum 5% CDSC	With sales charges	–2.21	0.30	3.06	2.52
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	2.79	0.66	3.06	2.52

Class C Shares	Maximum 1% CDSC	With sales charges	1.79	0.66	3.06	2.52
	if Redeemed Within One Year of Purchase	Excluding sales charges	2.79	0.66	3.06	2.52

Class I Shares	No Sales Charge		3.96	1.74	4.20	1.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    33

	One	Five	Since
Benchmark Performance	Year	Years	Inception

S&P 500® Index[4]	8.09%	0.25%	3.08%

MSCI EAFE® Index[5]	–4.08	–2.41	2.96

Barclays Capital U.S. Aggregate Bond Index[6]	5.00	6.41	5.85

Average Lipper Mixed-Asset Target Allocation Growth Fund[7]	3.51	1.44	3.63

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

34    MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$911.50	$2.41	$1,022.70	$2.55

Class A Shares	$1,000.00	$912.30	$1.78	$1,023.30	$1.89

Class B Shares	$1,000.00	$908.70	$6.01	$1,018.90	$6.36

Class C Shares	$1,000.00	$908.70	$6.01	$1,018.90	$6.36

Class I Shares	$1,000.00	$913.80	$0.58	$1,024.60	$0.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.37% for Class A, 1.25% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    35

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

Capital Appreciation	39.2
Growth of Capital	32.0
Current Income	18.1
Total Return	10.8
Other Assets, Less Liabilities	(0.1)

See Portfolio of Investments on page 39 for specific holdings within these categories.

36    MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 3.47% for Investor Class shares, 3.66% for Class A shares, 2.79% for Class B shares and 2.79% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 3.96%. Class A and Class I shares outperformed—and all other share classes underperformed—the 3.51% return of the average Lipper2 mixed-asset target allocation growth fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the –4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 33 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a small bias in favor of stocks over bonds through the early part of 2011, before softer economic conditions led us to retreat to a neutral posture. In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to slightly emphasize equities on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate bal-ance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark. The Fund was also heavily

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 34 for more information on Lipper Inc.
3. See footnote on page 34 for more information on the S&P 500® Index.
4. See footnote on page 34 for more information on the MSCI EAFE® Index.
5. See footnote on page 34 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    37

tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

The largest change during the reporting period was a shift out of MainStay Indexed Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund and MainStay MAP Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Two new holdings are also noteworthy. We established a position in MainStay Cash Reserves Fund to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds. We also added MainStay Epoch International Small Cap Fund during the reporting period to access an additional market segment.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds were redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) One of the most substantial detractors from performance was MainStay MAP Fund, but only because the allocation was largest near the end of the reporting period when the equity markets were declining and smallest early in the period when equities generated their largest gains. MainStay Epoch International Small Cap Fund also detracted from performance, in part because of similar positioning.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higher-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfo-rmance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from a relatively large position in MainStay Floating Rate Fund and a smaller position in MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, positions in MainStay Flexible Bond Opportunities Fund and MainStay Indexed Bond Fund were the greatest fixed-income detractors from overall performance, although they detracted only marginally from returns because of timing considerations. The Fund owned more of these two Funds when they were performing poorly than it did when they were performing well.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

38    MainStay Moderate Growth Allocation Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 100.1%†

Equity Funds 81.2%
MainStay 130/30 Core Fund Class I (a)	6,388,875	$50,599,892
MainStay 130/30 International Fund Class I (a)	3,453,527	22,033,500
MainStay Common Stock Fund Class I	398,563	4,535,647
MainStay Epoch Global Choice Fund Class I (a)	543,623	7,936,894
MainStay Epoch International Small Cap Fund Class I	324,173	5,455,836
MainStay Epoch U.S. All Cap Fund Class I (a)	1,696,909	39,521,003
MainStay Growth Equity Fund Class I (b)	7,723	87,044
MainStay ICAP Equity Fund Class I	386,151	13,561,615
MainStay ICAP International Fund Class I	715,221	19,711,504
MainStay ICAP Select Equity Fund Class I	298,614	9,994,595
MainStay International Equity Fund Class I	531,856	5,791,909
MainStay Large Cap Growth Fund Class I (b)	6,098,853	45,436,454
MainStay MAP Fund Class I (a)	2,131,240	66,281,577
MainStay U.S. Small Cap Fund Class I (a)	2,061,436	34,075,531

Total Equity Funds (Cost $310,538,717)		325,023,001

Fixed Income Funds 18.9%
MainStay Cash Reserves Fund Class I	8,841,206	8,841,206
MainStay Convertible Fund Class I	220,902	3,342,244
MainStay Flexible Bond Opportunities Fund Class I (a)	3,709,052	32,380,020
MainStay Floating Rate Fund Class I (a)	2,282,710	21,252,026
MainStay High Yield Corporate Bond Fund Class I	1,235,863	7,217,442
MainStay High Yield Opportunities Fund Class I	232,785	2,635,132

Total Fixed Income Funds (Cost $75,293,689)		75,668,070

Total Investments (Cost $385,832,406) (c)	100.1%	400,691,071
Other Assets, Less Liabilities	(0.1)	(230,180)

Net Assets	100.0%	$400,460,891

†	Percentages indicated are based on Fund net assets.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	At October 31, 2011, cost is $391,416,749 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$12,207,631
Gross unrealized depreciation	(2,933,309)

Net unrealized appreciation	$9,274,322

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$325,023,001	$—	$—	$325,023,001
Fixed Income Funds	75,668,070	—	—	75,668,070

Total Investments in Securities	$400,691,071	$—	$—	$400,691,071

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 39

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $385,832,406)	$400,691,071
Receivables:
Fund shares sold	352,440
Manager (See Note 3)	10,012
Other assets	29,764

Total assets	401,083,287

Liabilities
Payables:
Fund shares redeemed	266,393
NYLIFE Distributors (See Note 3)	153,516
Transfer agent (See Note 3)	135,887
Shareholder communication	38,283
Professional fees	21,906
Trustees	1,531
Custodian	288
Accrued expenses	4,592

Total liabilities	622,396

Net assets	$400,460,891

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,199
Additional paid-in capital	419,248,561

419,285,760
Undistributed net investment income	1,086,863
Accumulated net realized gain (loss) on investments	(34,770,397)
Net unrealized appreciation (depreciation) on investments	14,858,665

Net assets	$400,460,891

Investor Class
Net assets applicable to outstanding shares	$121,733,403

Shares of beneficial interest outstanding	11,259,981

Net asset value per share outstanding	$10.81
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.44

Class A
Net assets applicable to outstanding shares	$160,678,920

Shares of beneficial interest outstanding	14,851,398

Net asset value per share outstanding	$10.82
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.45

Class B
Net assets applicable to outstanding shares	$90,887,067

Shares of beneficial interest outstanding	8,538,519

Net asset value and offering price per share outstanding	$10.64

Class C
Net assets applicable to outstanding shares	$26,065,229

Shares of beneficial interest outstanding	2,448,805

Net asset value and offering price per share outstanding	$10.64

Class I
Net assets applicable to outstanding shares	$1,096,272

Shares of beneficial interest outstanding	100,438

Net asset value and offering price per share outstanding	$10.91

The notes to the financial statements are an integral part of,

40 MainStay Moderate Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,617,765

Expenses
Distribution/Service—Investor Class (See Note 3)	296,998
Distribution/Service—Class A (See Note 3)	423,909
Distribution/Service—Class B (See Note 3)	965,816
Distribution/Service—Class C (See Note 3)	268,347
Transfer agent (See Note 3)	773,157
Registration	87,047
Shareholder communication	78,534
Professional fees	55,562
Trustees	11,392
Custodian	6,665
Miscellaneous	16,600

Total expenses before waiver/reimbursement	2,984,027
Expense waiver/reimbursement from Manager (See Note 3)	(203,942)

Net expenses	2,780,085

Net investment income (loss)	3,837,680

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	14,951,206
Realized capital gain distributions from affiliated investment companies	576,383

Net realized gain (loss) on investments from affiliated investment companies	15,527,589

Net change in unrealized appreciation (depreciation) on investments	(6,555,156)

Net realized and unrealized gain (loss) on investments	8,972,433

Net increase (decrease) in net assets resulting from operations	$12,810,113

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 41

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,837,680	$3,420,795
Net realized gain (loss) on investments from affiliated investment company transactions	15,527,589	(8,182,778)
Net change in unrealized appreciation (depreciation) on investments	(6,555,156)	51,085,445

Net increase (decrease) in net assets resulting from operations	12,810,113	46,323,462

Dividends to shareholders:
From net investment income:
Investor Class	(1,421,737)	(1,204,021)
Class A	(2,286,338)	(2,008,728)
Class B	(555,917)	(623,191)
Class C	(149,275)	(156,948)
Class I	(25,962)	(11,153)

Total dividends to shareholders	(4,439,229)	(4,004,041)

Capital share transactions:
Net proceeds from sale of shares	72,576,541	74,685,446
Net asset value of shares issued to shareholders in reinvestment of dividends	4,323,981	3,893,632
Cost of shares redeemed	(75,306,365)	(67,000,942)

Increase (decrease) in net assets derived from capital share transactions	1,594,157	11,578,136

Net increase (decrease) in net assets	9,965,041	53,897,557

Net Assets
Beginning of year	390,495,850	336,598,293

End of year	$400,460,891	$390,495,850

Undistributed net investment income at end of year	$1,086,863	$1,388,941

The notes to the financial statements are an integral part of,

42 MainStay Moderate Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$10.58	$9.40	$8.36	$11.37

Net investment income (loss) (a)	0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.25	1.20	1.17	(3.16)

Total from investment operations	0.37	1.31	1.34	(3.01)

Less dividends and distributions:
From net investment income	(0.14)	(0.13)	(0.19)	—
From net realized gain on investments	—	—	(0.11)	—

Total dividends and distributions	(0.14)	(0.13)	(0.30)	—

Net asset value at end of period	$10.81	$10.58	$9.40	$8.36

Total investment return (b)	3.47%	14.02%	16.87%	(26.47	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	1.12%	2.02%	2.16	% ††
Net expenses (d)	0.50%	0.50%	0.47%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.58%	0.65%	0.79%	0.67	% ††
Portfolio turnover rate	55%	54%	36%	40%
Net assets at end of period (in 000’s)	$121,733	$109,893	$86,438	$61,901

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 43

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.58	$9.40	$8.35	$13.10	$11.68

Net investment income (loss)	0.13 (a)	0.12 (a)	0.18 (a)	0.15 (a)	0.20
Net realized and unrealized gain (loss) on investments	0.26	1.19	1.17	(4.28)	1.60

Total from investment operations	0.39	1.31	1.35	(4.13)	1.80

Less dividends and distributions:
From net investment income	(0.15)	(0.13)	(0.19)	(0.36)	(0.15)
From net realized gain on investments	—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.15)	(0.13)	(0.30)	(0.62)	(0.38)

Net asset value at end of year	$10.82	$10.58	$9.40	$8.35	$13.10

Total investment return (b)	3.66%	14.07%	17.00%	(32.92%)	15.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.22%	2.18%	1.30%	1.46%
Net expenses (c)	0.38%	0.40%	0.43%	0.46%	0.46%
Expenses (before waiver/reimbursement) (c)	0.38%	0.40%	0.43%	0.49%	0.49%
Portfolio turnover rate	55%	54%	36%	40%	13%
Net assets at end of year (in 000’s)	$160,679	$159,791	$140,284	$127,086	$207,499

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

44 MainStay Moderate Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.42	$9.27	$8.23	$12.93	$11.60

Net investment income (loss)	0.04 (a)	0.04 (a)	0.11 (a)	0.05 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.24	1.18	1.16	(4.21)	1.57

Total from investment operations	0.28	1.22	1.27	(4.16)	1.69

Less dividends and distributions:
From net investment income	(0.06)	(0.07)	(0.12)	(0.28)	(0.13)
From net realized gain on investments	—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.06)	(0.07)	(0.23)	(0.54)	(0.36)

Net asset value at end of year	$10.64	$10.42	$9.27	$8.23	$12.93

Total investment return (b)	2.79%	13.17%	16.06%	(33.42%)	14.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.39%	1.35%	0.48%	0.73%
Net expenses (c)	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (c)	1.33%	1.40%	1.54%	1.37%	1.24%
Portfolio turnover rate	55%	54%	36%	40%	13%
Net assets at end of year (in 000’s)	$90,887	$94,448	$87,220	$76,188	$93,540

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 45

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.42	$9.27	$8.23	$12.93	$11.60

Net investment income (loss)	0.04 (a)	0.04 (a)	0.11 (a)	0.06 (a)	0.13
Net realized and unrealized gain (loss) on investments	0.24	1.18	1.16	(4.22)	1.56

Total from investment operations	0.28	1.22	1.27	(4.16)	1.69

Less dividends and distributions:
From net investment income	(0.06)	(0.07)	(0.12)	(0.28)	(0.13)
From net realized gain on investments	—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.06)	(0.07)	(0.23)	(0.54)	(0.36)

Net asset value at end of year	$10.64	$10.42	$9.27	$8.23	$12.93

Total investment return (b)	2.79%	13.16%	16.07%	(33.42%)	14.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.37%	1.39%	0.50%	0.73%
Net expenses (c)	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (c)	1.33%	1.40%	1.54%	1.36%	1.24%
Portfolio turnover rate	55%	54%	36%	40%	13%
Net assets at end of year (in 000’s)	$26,065	$25,524	$21,968	$18,993	$27,284

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

46 MainStay Moderate Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.67	$9.48	$8.42	$13.20	$11.74

Net investment income (loss)	0.18 (a)	0.15 (a)	0.19 (a)	0.17 (a)	0.22
Net realized and unrealized gain (loss) on investments	0.23	1.19	1.20	(4.30)	1.63

Total from investment operations	0.41	1.34	1.39	(4.13)	1.85

Less dividends and distributions:
From net investment income	(0.17)	(0.15)	(0.22)	(0.39)	(0.16)
From net realized gain on investments	—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.17)	(0.15)	(0.33)	(0.65)	(0.39)

Net asset value at end of year	$10.91	$10.67	$9.48	$8.42	$13.20

Total investment return (b)	3.96%	14.29%	17.37%	(32.72%)	16.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.47%	2.30%	1.51%	1.46%
Net expenses (c)	0.13%	0.15%	0.19%	0.22%	0.25%
Expenses (before reimbursement/waiver) (c)	0.13%	0.15%	0.19%	0.26%	0.31%
Portfolio turnover rate	55%	54%	36%	40%	13%
Net assets at end of year (in 000’s)	$1,096	$840	$688	$532	$681

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 47

MainStay Growth Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–2.55%	–1.37%	2.05%	1.93%
		Excluding sales charges	3.12	–0.25	2.93	1.93

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–2.43	–1.34	2.07	1.68
		Excluding sales charges	3.25	–0.21	2.96	1.68

Class B Shares	Maximum 5% CDSC	With sales charges	–2.51	–1.35	2.17	2.68
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	2.49	–0.99	2.17	2.68

Class C Shares	Maximum 1% CDSC	With sales charges	1.49	–0.98	2.18	2.68
	if Redeemed Within One Year of Purchase	Excluding sales charges	2.49	–0.98	2.18	2.68

Class I Shares	No Sales Charge		3.55	0.03	3.28	1.43

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

48    MainStay Growth Allocation Fund

	One	Five	Since
Benchmark Performance	Year	Years	Inception

S&P 500® Index[4]	8.09%	0.25%	3.08%

MSCI EAFE® Index[5]	–4.08	–2.41	2.96

Average Lipper Multi-Cap Core Fund[6]	4.77	0.14	3.11

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    49

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$890.50	$2.38	$1,022.70	$2.55

Class A Shares	$1,000.00	$891.30	$2.05	$1,023.00	$2.19

Class B Shares	$1,000.00	$887.70	$5.95	$1,018.90	$6.36

Class C Shares	$1,000.00	$887.80	$5.95	$1,018.90	$6.36

Class I Shares	$1,000.00	$892.40	$0.86	$1,024.30	$0.92

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.43% for Class A, 1.25% for Class B and Class C and 0.18% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

50    MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

Capital Appreciation	47.6
Growth of Capital	40.2
Total Return	12.3
Other Assets, Less Liabilities	(0.1)

See Portfolio Investments on page 54 for specific holdings within these categories.

mainstayinvestments.com    51

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Growth Allocation Fund returned 3.12% for Investor Class shares, 3.25% for Class A shares, 2.49% for Class B shares and 2.49% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 3.55%. All share classes underperformed the 4.77% return of the average Lipper2 multi-cap core fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the –4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. See page 48 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a port-folio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap equities.

The Fund’s underperformance of its peers was primarily a function of the Fund’s exposure to international equities, which underperformed domestic equities by a substantial margin.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced sig-nificant challenges relative to their benchmarks and peers. Included among these were MainStay MAP Fund, MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

We gave mild emphasis to three investment themes during the reporting period. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to bene-fit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

How did the Fund’s allocations change over the course of the reporting period?

Among the most significant changes was a reduction in exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund primarily into MainStay Large Cap Growth Fund and MainStay MAP Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Another noteworthy change was a new position in MainStay Epoch International Small Cap Fund to access an additional market segment.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds were redirected to MainStay ICAP International Fund, MainStay 130/30 International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from Underlying Funds that invest overseas, MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 49 for more information on Lipper Inc.
3. See footnote on page 49 for more information on the S&P 500® Index.
4. See footnote on page 49 for more information on the MSCI EAFE® Index.

52    MainStay Growth Allocation Fund

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and sub-stantial allocations. (Contributions take weightings and total returns into account.) One of the greatest detractors from overall performance was MainStay MAP Fund, but only because the allocation was largest near the end of the reporting period when the equity markets were declining and smallest early in the period when equities generated their largest gains. MainStay Epoch International Small Cap Fund also detracted from performance, in part because of similar positioning.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    53

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 100.1%†

Equity Funds 100.1%
MainStay 130/30 Core Fund Class I (a)	4,005,732	$31,725,399
MainStay 130/30 International Fund Class I (a)	2,421,685	15,450,349
MainStay Common Stock Fund Class I	80,883	920,450
MainStay Epoch Global Choice Fund Class I (a)	271,492	3,963,782
MainStay Epoch International Small Cap Fund Class I	163,393	2,749,902
MainStay Epoch U.S. All Cap Fund Class I	984,149	22,920,825
MainStay Growth Equity Fund Class I (b)	1,218	13,731
MainStay ICAP Equity Fund Class I	176,998	6,216,178
MainStay ICAP International Fund Class I	440,214	12,132,291
MainStay ICAP Select Equity Fund Class I	206,369	6,907,165
MainStay International Equity Fund Class I	472,291	5,143,249
MainStay Large Cap Growth Fund Class I (b)	3,959,503	29,498,297
MainStay MAP Fund Class I	1,373,954	42,729,969
MainStay U.S. Small Cap Fund Class I (a)	1,542,030	25,489,758

Total Investments (Cost $198,536,638) (c)	100.1%	205,861,345
Other Assets, Less Liabilities	(0.1)	(106,906)

Net Assets	100.0%	$205,754,439

†	Percentages indicated are based on Fund net assets.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	At October 31, 2011, cost is $202,301,088 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,900,468
Gross unrealized depreciation	(1,340,211)

Net unrealized appreciation	$3,560,257

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies-Equity Funds	$205,861,345	$—	$—	$205,861,345

Total Investments in Securities	$205,861,345	$—	$—	$205,861,345

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

54 MainStay Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $198,536,638)	$205,861,345
Receivables:
Fund shares sold	127,239
Manager (See Note 3)	11,845
Other assets	26,304

Total assets	206,026,733

Liabilities
Payables:
Transfer agent (See Note 3)	87,855
NYLIFE Distributors (See Note 3)	79,595
Fund shares redeemed	62,626
Shareholder communication	21,788
Professional fees	15,126
Trustees	775
Custodian	312
Accrued expenses	4,217

Total liabilities	272,294

Net assets	$205,754,439

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,733
Additional paid-in capital	225,936,460

225,956,193
Accumulated net realized gain (loss) on investments	(27,526,461)
Net unrealized appreciation (depreciation) on investments	7,324,707

Net assets	$205,754,439

Investor Class
Net assets applicable to outstanding shares	$71,730,325

Shares of beneficial interest outstanding	6,839,449

Net asset value per share outstanding	$10.49
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.10

Class A
Net assets applicable to outstanding shares	$70,127,027

Shares of beneficial interest outstanding	6,680,956

Net asset value per share outstanding	$10.50
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.11

Class B
Net assets applicable to outstanding shares	$49,874,044

Shares of beneficial interest outstanding	4,854,370

Net asset value and offering price per share outstanding	$10.27

Class C
Net assets applicable to outstanding shares	$12,483,644

Shares of beneficial interest outstanding	1,213,502

Net asset value and offering price per share outstanding	$10.29

Class I
Net assets applicable to outstanding shares	$1,539,399

Shares of beneficial interest outstanding	145,002

Net asset value and offering price per share outstanding	$10.62

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 55

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,151,052

Expenses
Distribution/Service—Investor Class (See Note 3)	177,536
Distribution/Service—Class A (See Note 3)	191,221
Distribution/Service—Class B (See Note 3)	534,046
Distribution/Service—Class C (See Note 3)	125,871
Transfer agent (See Note 3)	497,443
Registration	79,259
Shareholder communication	50,741
Professional fees	41,425
Trustees	5,924
Custodian	5,868
Miscellaneous	11,280

Total expenses before waiver/reimbursement	1,720,614
Expense waiver/reimbursement from Manager (See Note 3)	(202,736)

Net expenses	1,517,878

Net investment income (loss)	633,174

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	12,227,328
Net change in unrealized appreciation (depreciation) on investments	(6,854,066)

Net realized and unrealized gain (loss) on investments	5,373,262

Net increase (decrease) in net assets resulting from operations	$6,006,436

The notes to the financial statements are an integral part of,

56 MainStay Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$633,174	$238,326
Net realized gain (loss) on investments from affiliated investment company transactions	12,227,328	(8,268,603)
Net change in unrealized appreciation (depreciation) on investments	(6,854,066)	33,238,207

Net increase (decrease) in net assets resulting from operations	6,006,436	25,207,930

Dividends to shareholders:
From net investment income:
Investor Class	(317,893)	(316,041)
Class A	(387,344)	(373,510)
Class I	(11,504)	(9,797)

Total dividends to shareholders	(716,741)	(699,348)

Capital share transactions:
Net proceeds from sale of shares	38,897,552	36,153,029
Net asset value of shares issued to shareholders in reinvestment of dividends	683,327	669,513
Cost of shares redeemed	(42,241,338)	(36,201,746)

Increase (decrease) in net assets derived from capital share transactions	(2,660,459)	620,796

Net increase (decrease) in net assets	2,629,236	25,129,378

Net Assets
Beginning of year	203,125,203	177,995,825

End of year	$205,754,439	$203,125,203

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 57

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$10.22	$8.97	$8.09	$11.68

Net investment income (loss) (a)	0.05	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.27	1.27	1.00	(3.60)

Total from investment operations	0.32	1.30	1.10	(3.59)

Less dividends and distributions:
From net investment income	(0.05)	(0.05)	(0.14)	—
From net realized gain on investments	—	—	(0.08)	—

Total dividends and distributions	(0.05)	(0.05)	(0.22)	—

Net asset value at end of period	$10.49	$10.22	$8.97	$8.09

Total investment return (b)	3.12%	14.54%	14.13%	(30.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.35%	1.30%	0.19	% ††
Net expenses (d)	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.65%	0.73%	0.88%	0.75	% ††
Portfolio turnover rate	53%	54%	42%	37%
Net assets at end of period (in 000’s)	$71,730	$66,013	$54,578	$38,881

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

58 MainStay Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.22	$8.97	$8.08	$13.78	$12.08

Net investment income (loss) (a)	0.06	0.04	0.12	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.27	1.26	0.99	(5.11)	2.11

Total from investment operations	0.33	1.30	1.11	(5.04)	2.16

Less dividends and distributions:
From net investment income	(0.05)	(0.05)	(0.14)	(0.32)	(0.14)
From net realized gain on investments	—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	(0.05)	(0.05)	(0.22)	(0.66)	(0.46)

Net asset value at end of year	$10.50	$10.22	$8.97	$8.08	$13.78

Total investment return (b)	3.25%	14.57%	14.29%	(38.20%)	18.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.38%	1.55%	0.60%	0.41%
Net expenses (c)	0.44%	0.48%	0.48%	0.49%	0.48%
Expenses (before waiver/reimbursement) (c)	0.44%	0.48%	0.52%	0.57%	0.55%
Portfolio turnover rate	53%	54%	42%	37%	17%
Net assets at end of year (in 000’s)	$70,127	$71,983	$62,210	$58,165	$116,123

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 59

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.03	$8.82	$7.94	$13.56	$11.97

Net investment income (loss) (a)	(0.02)	(0.04)	0.05	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.26	1.25	0.98	(5.01)	2.07

Total from investment operations	0.24	1.21	1.03	(5.04)	2.03

Less dividends and distributions:
From net investment income	—	—	(0.07)	(0.24)	(0.12)
From net realized gain on investments	—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	—	—	(0.15)	(0.58)	(0.44)

Net asset value at end of year	$10.27	$10.03	$8.82	$7.94	$13.56

Total investment return (b)	2.49%	13.72%	13.32%	(38.65%)	17.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)	(0.38%)	0.65%	(0.24%)	(0.34%)
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (c)	1.40%	1.48%	1.64%	1.44%	1.30%
Portfolio turnover rate	53%	54%	42%	37%	17%
Net assets at end of year (in 000’s)	$49,874	$52,053	$49,206	$42,501	$59,902

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

60 MainStay Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.04	$8.84	$7.96	$13.58	$11.97

Net investment income (loss) (a)	(0.03)	(0.04)	0.05	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.28	1.24	0.98	(5.02)	2.08

Total from investment operations	0.25	1.20	1.03	(5.04)	2.05

Less dividends and distributions:
From net investment income	—	—	(0.07)	(0.24)	(0.12)
From net realized gain on investments	—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	—	—	(0.15)	(0.58)	(0.44)

Net asset value at end of year	$10.29	$10.04	$8.84	$7.96	$13.58

Total investment return (b)	2.49%	13.57%	13.29%	(38.58%)	17.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.39%)	0.61%	(0.21%)	(0.26%)
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (c)	1.40%	1.48%	1.64%	1.44%	1.30%
Portfolio turnover rate	53%	54%	42%	37%	17%
Net assets at end of year (in 000’s)	$12,484	$11,599	$10,773	$8,682	$13,668

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 61

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.33	$9.06	$8.17	$13.91	$12.17

Net investment income (loss) (a)	0.09	0.06	0.12	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.28	1.28	1.01	(5.12)	2.16

Total from investment operations	0.37	1.34	1.13	(5.05)	2.21

Less dividends and distributions:
From net investment income	(0.08)	(0.07)	(0.16)	(0.35)	(0.15)
From net realized gain on investments	—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	(0.08)	(0.07)	(0.24)	(0.69)	(0.47)

Net asset value at end of year	$10.62	$10.33	$9.06	$8.17	$13.91

Total investment return (b)	3.55%	14.87%	14.40%	(38.00%)	18.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.64%	1.50%	0.62%	0.41%
Net expenses (c)	0.19%	0.23%	0.25%	0.25%	0.24%
Expenses (before reimbursement/waiver) (c)	0.19%	0.23%	0.27%	0.28%	0.40%
Portfolio turnover rate	53%	54%	42%	37%	17%
Net assets at end of year (in 000’s)	$1,539	$1,478	$1,229	$849	$107

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

62 MainStay Growth Allocation Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) also serves as Manager (“Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

“Fair value” is defined as the price that an Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Allocation Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Allocation Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Allocation Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity

mainstayinvestments.com    63

Notes to Financial Statements (continued)

security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Allocation Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Allocation Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Allocation Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for each Allocation Fund’s investments is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

The Allocation Funds’ other investments and securities held by the Affiliated Underlying Funds are valued as described below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager in consultation with the Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Allocation Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Allocation Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Allocation Funds did not hold any securities that were fair valued in such a manner.

(B) Income Taxes. Each of the Allocation Funds is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The

64    MainStay Asset Allocation Funds

Conservative Allocation Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital gains, if any, annually. The other Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Allocation Funds in proportion to the net assets of the respective Allocation Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Allocation Fund, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to a Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Allocation Funds which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. Prior to January 1, 2011, Madison Square Investors LLC (“MSI”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as subadvisor to the Allocation Funds and was responsible for the day-to-day portfolio management of the Allocation Funds. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MSI, New York Life Investments paid for the services of MSI.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Investor
	Class	Class A	Class B	Class C	Class I

MainStay Conservative Allocation Fund	0.50%	0.50%	1.25%	1.25%	0.25%

MainStay Moderate Allocation Fund	0.50	0.50	1.25	1.25	0.25

MainStay Moderate Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25

MainStay Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25

This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

mainstayinvestments.com    65

Notes to Financial Statements (continued)

For the year ended October 31, 2011, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Total

MainStay Conservative Allocation Fund	$68,782

MainStay Moderate Allocation Fund	116,494

MainStay Moderate Growth Allocation Fund	203,942

MainStay Growth Allocation Fund	202,736

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Allocation Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C) Sales Charges. The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2011 were as follows:

MainStay Conservative Allocation Fund

Investor Class	$60,635

Class A	90,368

MainStay Moderate Allocation Fund

Investor Class	$127,090

Class A	102,443

MainStay Moderate Growth Allocation Fund

Investor Class	$163,737

Class A	64,387

MainStay Growth Allocation Fund

Investor Class	$90,369

Class A	28,562

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the year ended October 31, 2011 were as follows:

MainStay Conservative Allocation Fund

Investor Class	$1

Class A	162

Class B	48,700

Class C	8,106

MainStay Moderate Allocation Fund

Class A	$239

Class B	128,964

Class C	5,518

MainStay Moderate Growth Allocation Fund

Class A	$139

Class B	191,195

Class C	5,833

MainStay Growth Allocation Fund

Investor Class	$58

Class A	1,683

Class B	124,547

Class C	1,770

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC.

66    MainStay Asset Allocation Funds

Transfer agent expenses incurred by the Allocation Funds for the year ended October 31, 2011, were as follows:

MainStay Conservative Allocation Fund	Total

Investor Class	$89,620

Class A	67,847

Class B	76,201

Class C	68,478

Class I	3,770

MainStay Moderate Allocation Fund	Total

Investor Class	$211,532

Class A	116,345

Class B	186,599

Class C	98,312

Class I	4,842

MainStay Moderate Growth Allocation Fund	Total

Investor Class	$323,588

Class A	112,669

Class B	262,925

Class C	73,073

Class I	902

MainStay Growth Allocation Fund	Total

Investor Class	$218,440

Class A	74,526

Class B	164,249

Class C	38,714

Class I	1,514

(E) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Allocation Funds with the following values and percentages of net assets as follows:

MainStay Conservative Allocation Fund

Class I	$14,004	0.2%

MainStay Moderate Allocation Fund

Class I	$13,638	0.1%

MainStay Moderate Growth Allocation Fund

Class I	$13,106	1.2%

MainStay Growth Allocation Fund

Class I	$12,361	0.8%

At October 31, 2011, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund

MainStay 130/30 Core Fund Class I	3.98%

MainStay 130/30 International Fund Class I	1.71

MainStay Cash Reserves Fund Class I	1.40

MainStay Common Stock Fund Class I	1.53

MainStay Convertible Fund Class I	1.34

MainStay Epoch Global Choice Fund Class I	1.69

MainStay Epoch International Small Cap Fund Class I	1.39

MainStay Epoch U.S. All Cap Fund Class I	2.73

MainStay Flexible Bond Opportunities Fund Class I	13.97

MainStay Floating Rate Fund Class I	5.90

MainStay Global High Income Fund Class I	0.45

MainStay Growth Equity Fund Class I	1.27

MainStay High Yield Corporate Bond Fund Class I	0.34

MainStay High Yield Opportunities Fund Class I	1.34

MainStay ICAP Equity Fund Class I	1.36

MainStay ICAP International Fund Class I	0.69

MainStay ICAP Select Equity Fund Class I	0.22

MainStay Indexed Bond Fund Class I	10.74

MainStay Intermediate Term Bond Fund Class I	8.62

MainStay Large Cap Growth Fund Class I	0.21

MainStay MAP Fund Class I	1.96

MainStay U.S. Small Cap Fund Class I	2.14

MainStay Moderate Allocation Fund

MainStay 130/30 Core Fund Class I	9.27%

MainStay 130/30 International Fund Class I	9.02

MainStay Cash Reserves Fund Class I	2.32

MainStay Common Stock Fund Class I	7.56

MainStay Convertible Fund Class I	1.98

MainStay Epoch Global Choice Fund Class I	11.33

MainStay Epoch International Small Cap Fund Class I	2.11

MainStay Epoch U.S. All Cap Fund Class I	6.18

MainStay Flexible Bond Opportunities Fund Class I	23.04

MainStay Floating Rate Fund Class I	6.67

MainStay Global High Income Fund Class I	0.48

MainStay Growth Equity Fund Class I	2.78

MainStay High Yield Corporate Bond Fund Class I	0.40

MainStay High Yield Opportunities Fund Class I	1.29

MainStay ICAP Equity Fund Class I	3.13

MainStay ICAP International Fund Class I	2.29

MainStay ICAP Select Equity Fund Class I	0.40

mainstayinvestments.com    67

Notes to Financial Statements (continued)

MainStay Moderate Allocation Fund (continued)

MainStay Indexed Bond Fund Class I	5.11%

MainStay Intermediate Term Bond Fund Class I	10.34

MainStay International Equity Fund Class I	0.41

MainStay Large Cap Growth Fund Class I	0.45

MainStay MAP Fund Class I	4.41

MainStay U.S. Small Cap Fund Class I	5.33

MainStay Moderate Growth Allocation Fund

MainStay 130/30 Core Fund Class I	13.28%

MainStay 130/30 International Fund Class I	15.45

MainStay Cash Reserves Fund Class I	2.02

MainStay Common Stock Fund Class I	4.04

MainStay Convertible Fund Class I	1.38

MainStay Epoch Global Choice Fund Class I	10.76

MainStay Epoch International Small Cap Fund Class I	2.12

MainStay Epoch U.S. All Cap Fund Class I	6.76

MainStay Flexible Bond Opportunities Fund Class I	19.83

MainStay Floating Rate Fund Class I	5.67

MainStay Growth Equity Fund Class I	4.15

MainStay High Yield Corporate Bond Fund Class I	0.41

MainStay High Yield Opportunities Fund Class I	0.70

MainStay ICAP Equity Fund Class I	1.87

MainStay ICAP International Fund Class I	2.88

MainStay ICAP Select Equity Fund Class I	0.37

MainStay International Equity Fund Class I	3.14

MainStay Large Cap Growth Fund Class I	0.54

MainStay MAP Fund Class I	5.58

MainStay U.S. Small Cap Fund Class I	19.65

MainStay Growth Allocation Fund

MainStay 130/30 Core Fund Class I	8.32%

MainStay 130/30 International Fund Class I	10.83

MainStay Common Stock Fund Class I	0.82

MainStay Epoch Global Choice Fund Class I	5.38

MainStay Epoch International Small Cap Fund Class I	1.07

MainStay Epoch U.S. All Cap Fund Class I	3.92

MainStay Growth Equity Fund Class I	0.65

MainStay ICAP Equity Fund Class I	0.86

MainStay ICAP International Fund Class I	1.77

MainStay ICAP Select Equity Fund Class I	0.26

MainStay International Equity Fund Class I	2.79

MainStay Large Cap Growth Fund Class I	0.35

MainStay MAP Fund Class I	3.59

MainStay U.S. Small Cap Fund Class I	14.70

(F) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Allocation Funds by the Office of the General Counsel of New York Life Investments was payable directly by the Allocation Funds through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Conservative Allocation Fund	$3,158

MainStay Moderate Allocation Fund	5,787

MainStay Moderate Growth Allocation Fund	5,622

MainStay Growth Allocation Fund	2,943

Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Allocation Funds are no longer directly responsible for any portion of the cost of legal services provided to the Allocation Funds by OGC.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

		Accumulated
		Capital	Other	Unrealized	Total
	Ordinary	and Other	Temporary	Appreciation	Accumulated
	Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

MainStay Conservative Allocation Fund	$335,137	$2,675,721	$—	$4,275,054	$7,285,912

MainStay Moderate Allocation Fund	3,720,709	(12,155,368)	—	11,449,248	3,014,589

MainStay Moderate Growth Allocation Fund	1,086,863	(29,186,053)	—	9,274,321	(18,824,869)

MainStay Growth Allocation Fund	—	(23,762,011)	—	3,560,257	(20,201,754)

68    MainStay Asset Allocation Funds

The difference between book-basis and tax basis unrealized appreciations is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2010 were not affected.

	Accumulated	Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss) on	Additional
	Income (Loss)	Investments	Paid In Capital

MainStay Conservative Allocation Fund	$897,905	$(897,905)	$—

MainStay Moderate Allocation Fund	1,119,495	(1,119,495)	—

MainStay Moderate Growth Allocation Fund	299,471	(299,471)	—

MainStay Growth Allocation Fund	83,567	—	(83,567)

The reclassifications for the Allocation Funds are primarily due to reclassifications of distributions and distributions in excess of current earnings.

Under the Regulated Investment Company Modernization Act of 2010, the Allocation Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay Conservative Allocation Fund

The MainStay Conservative Allocation Fund utilized $12,295,628 of capital loss carryforwards during the year ended October 31, 2011.

MainStay Moderate Allocation Fund
At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $12,155,368 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$7,152
2018	5,003

Total	$12,155

The MainStay Moderate Allocation Fund utilized $17,980,729 of capital loss carryforwards during the year ended October 31, 2011.

MainStay Moderate Growth Allocation Fund
At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $29,186,053 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$20,803
2018	8,383

Total	$29,186

The MainStay Moderate Growth Allocation Fund utilized $13,130,715 of capital loss carryforwards during the year ended October 31, 2011.

MainStay Growth Allocation Fund
At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $23,762,011 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$13,675
2018	10,087

Total	$23,762

The MainStay Growth Allocation Fund utilized $8,133,595 of capital loss carryforwards during the year ended October 31, 2011.

mainstayinvestments.com    69

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011			2010
	Tax Based	Tax Based		Tax Based	Tax Based
	Distributions	Distributions		Distributions	Distributions
	from Ordinary	from Long-Term		from Ordinary	from Long-Term
	Income	Capital Gains	Total	Income	Capital Gains	Total

MainStay Conservative Allocation Fund	$5,914,796	$—	$5,914,796	$4,071,051	$—	$4,071,051

MainStay Moderate Allocation Fund	7,604,929	—	7,604,929	5,948,084	—	5,948,084

MainStay Moderate Growth Allocation Fund	4,439,229	—	4,439,229	4,004,041	—	4,004,041

MainStay Growth Allocation Fund	716,741	—	716,741	699,348	—	699,348

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Allocation Funds on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities were as follows:

	Purchases	Sales

MainStay Conservative Allocation Fund	$169,573	$133,899

MainStay Moderate Allocation Fund	265,919	259,339

MainStay Moderate Growth Allocation Fund	227,326	225,605

MainStay Growth Allocation Fund	113,577	116,576

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,231,031	$13,575,602
Shares issued to shareholders in reinvestment of dividends	88,724	967,445
Shares redeemed	(649,357)	(7,165,749)

Net increase (decrease) in shares outstanding before conversion	670,398	7,377,298
Shares converted into Investor Class (See Note 1)	270,718	2,933,458
Shares converted from Investor Class (See Note 1)	(388,318)	(4,294,247)

Net increase (decrease)	552,798	$6,016,509

Year ended October 31, 2010:
Shares sold	1,272,615	$13,108,678
Shares issued to shareholders in reinvestment of dividends	64,931	666,390
Shares redeemed	(511,712)	(5,272,444)

Net increase (decrease) in shares outstanding before conversion	825,834	8,502,624
Shares converted into Investor Class (See Note 1)	212,631	2,201,452
Shares converted from Investor Class (See Note 1)	(348,219)	(3,604,600)

Net increase (decrease)	690,246	$7,099,476

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,732,239	$41,018,746
Shares issued to shareholders in reinvestment of dividends	298,992	3,258,971
Shares redeemed	(2,541,271)	(28,028,719)

Net increase (decrease) in shares outstanding before conversion	1,489,960	16,248,998
Shares converted into Class A (See Note 1)	501,118	5,531,807
Shares converted from Class A (See Note 1)	(132,456)	(1,414,331)

Net increase (decrease)	1,858,622	$20,366,474

70    MainStay Asset Allocation Funds

Class A	Shares	Amount

Year ended October 31, 2010:
Shares sold	3,324,275	$34,262,636
Shares issued to shareholders in reinvestment of dividends	217,173	2,227,781
Shares redeemed	(2,254,484)	(23,253,208)

Net increase (decrease) in shares outstanding before conversion	1,286,964	13,237,209
Shares converted into Class A (See Note 1)	462,810	4,788,103
Shares converted from Class A (See Note 1)	(70,095)	(737,389)

Net increase (decrease)	1,679,679	$17,287,923

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	813,813	$8,914,605
Shares issued to shareholders in reinvestment of dividends	52,544	570,914
Shares redeemed	(440,206)	(4,824,638)

Net increase (decrease) in shares outstanding before conversion	426,151	4,660,881
Shares converted from Class B (See Note 1)	(252,085)	(2,756,687)

Net increase (decrease)	174,066	$1,904,194

Year ended October 31, 2010:
Shares sold	841,150	$8,635,556
Shares issued to shareholders in reinvestment of dividends	41,398	422,699
Shares redeemed	(501,971)	(5,141,901)

Net increase (decrease) in shares outstanding before conversion	380,577	3,916,354
Shares converted from Class B (See Note 1)	(258,150)	(2,647,566)

Net increase (decrease)	122,427	$1,268,788

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,035,807	$11,368,832
Shares issued to shareholders in reinvestment of dividends	41,081	446,351
Shares redeemed	(758,224)	(8,274,894)

Net increase (decrease)	318,664	$3,540,289

Year ended October 31, 2010:
Shares sold	918,173	$9,429,966
Shares issued to shareholders in reinvestment of dividends	30,861	315,028
Shares redeemed	(678,099)	(6,965,387)

Net increase (decrease)	270,935	$2,779,607

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	268,211	$2,995,431
Shares issued to shareholders in reinvestment of dividends	18,277	200,504
Shares redeemed	(23,288)	(258,081)

Net increase (decrease)	263,200	$2,937,854

Year ended October 31, 2010:
Shares sold	411,893	$4,220,912
Shares issued to shareholders in reinvestment of dividends	9,075	93,890
Shares redeemed	(9,174)	(94,810)

Net increase (decrease)	411,794	$4,219,992

MainStay Moderate Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,173,695	$24,290,792
Shares issued to shareholders in reinvestment of dividends	140,065	1,537,922
Shares redeemed	(1,179,061)	(13,133,985)

Net increase (decrease) in shares outstanding before conversion	1,134,699	12,694,729
Shares converted into Investor Class (See Note 1)	499,753	5,454,051
Shares converted from Investor Class (See Note 1)	(741,945)	(8,324,739)

Net increase (decrease)	892,507	$9,824,041

Year ended October 31, 2010:
Shares sold	1,963,067	$20,157,776
Shares issued to shareholders in reinvestment of dividends	119,553	1,209,844
Shares redeemed	(1,122,124)	(11,480,471)

Net increase (decrease) in shares outstanding before conversion	960,496	9,887,149
Shares converted into Investor Class (See Note 1)	416,693	4,275,033
Shares converted from Investor Class (See Note 1)	(558,097)	(5,751,131)

Net increase (decrease)	819,092	$8,411,051

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,482,658	$38,820,675
Shares issued to shareholders in reinvestment of dividends	383,697	4,209,163
Shares redeemed	(5,225,508)	(57,772,763)

Net increase (decrease) in shares outstanding before conversion	(1,359,153)	(14,742,925)
Shares converted into Class A (See Note 1)	977,907	10,957,474
Shares converted from Class A (See Note 1)	(210,595)	(2,236,522)

Net increase (decrease)	(591,841)	$(6,021,973)

mainstayinvestments.com    71

Notes to Financial Statements (continued)

Class A	Shares	Amount

Year ended October 31, 2010:
Shares sold	4,221,034	$43,540,034
Shares issued to shareholders in reinvestment of dividends	310,694	3,141,111
Shares redeemed	(3,822,538)	(39,081,017)

Net increase (decrease) in shares outstanding before conversion	709,190	7,600,128
Shares converted into Class A (See Note 1)	803,116	8,260,200
Shares converted from Class A (See Note 1)	(88,016)	(923,758)
Shares converted from Class A (a)	(14,050)	(141,066)

Net increase (decrease)	1,410,240	$14,795,504

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,477,509	$16,321,256
Shares issued to shareholders in reinvestment of dividends	82,892	903,526
Shares redeemed	(1,065,576)	(11,715,976)

Net increase (decrease) in shares outstanding before conversion	494,825	5,508,806
Shares converted from Class B (See Note 1)	(530,996)	(5,850,264)

Net increase (decrease)	(36,171)	$(341,458)

Year ended October 31, 2010:
Shares sold	1,462,183	$14,860,776
Shares issued to shareholders in reinvestment of dividends	80,744	812,281
Shares redeemed	(1,141,578)	(11,526,687)

Net increase (decrease) in shares outstanding before conversion	401,349	4,146,370
Shares converted from Class B (See Note 1)	(579,240)	(5,860,344)

Net increase (decrease)	(177,891)	$(1,713,974)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,071,686	$11,963,011
Shares issued to shareholders in reinvestment of dividends	36,863	402,188
Shares redeemed	(1,018,630)	(11,205,790)

Net increase (decrease)	89,919	$1,159,409

Year ended October 31, 2010:
Shares sold	984,769	$10,061,723
Shares issued to shareholders in reinvestment of dividends	36,117	363,340
Shares redeemed	(887,066)	(9,007,820)

Net increase (decrease)	133,820	$1,417,243

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	168,023	$1,881,114
Shares issued to shareholders in reinvestment of dividends	16,537	182,081
Shares redeemed	(94,078)	(1,059,094)

Net increase (decrease)	90,482	$1,004,101

Year ended October 31, 2010:
Shares sold	470,412	$4,774,851
Shares issued to shareholders in reinvestment of dividends	9,026	91,561
Shares redeemed	(137,732)	(1,407,382)

Net increase (decrease) in shares outstanding before conversion	341,706	3,459,030
Shares converted into Class I (a)	14,009	141,066

Net increase (decrease)	355,715	$3,600,096

(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

• Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and
• All Class B shares are ineligible for a voluntary conversion.
These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.
An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

72    MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,469,201	$27,357,851
Shares issued to shareholders in reinvestment of dividends	129,822	1,417,662
Shares redeemed	(1,529,147)	(16,843,831)

Net increase (decrease) in shares outstanding before conversion	1,069,876	11,931,682
Shares converted into Investor Class (See Note 1)	633,715	6,737,718
Shares converted from Investor Class (See Note 1)	(831,147)	(9,232,995)

Net increase (decrease)	872,444	$9,436,405

Year ended October 31, 2010:
Shares sold	2,545,088	$25,270,104
Shares issued to shareholders in reinvestment of dividends	121,674	1,202,108
Shares redeemed	(1,491,708)	(14,729,589)

Net increase (decrease) in shares outstanding before conversion	1,175,054	11,742,623
Shares converted into Investor Class (See Note 1)	531,286	5,268,732
Shares converted from Investor Class (See Note 1)	(511,051)	(5,100,057)

Net increase (decrease)	1,195,289	$11,911,298

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,041,507	$22,698,834
Shares issued to shareholders in reinvestment of dividends	201,337	2,198,599
Shares redeemed	(3,307,648)	(36,613,597)

Net increase (decrease) in shares outstanding before conversion	(1,064,804)	(11,716,164)
Shares converted into Class A (See Note 1)	1,083,663	12,019,264
Shares converted from Class A (See Note 1)	(268,437)	(2,737,119)

Net increase (decrease)	(249,578)	$(2,434,019)

Year ended October 31, 2010:
Shares sold	2,689,273	$26,869,688
Shares issued to shareholders in reinvestment of dividends	195,391	1,927,906
Shares redeemed	(3,422,884)	(33,918,541)

Net increase (decrease) in shares outstanding before conversion	(538,220)	(5,120,947)
Shares converted into Class A (See Note 1)	828,201	8,249,330
Shares converted from Class A (See Note 1)	(111,157)	(1,135,492)

Net increase (decrease)	178,824	$1,992,891

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,404,395	$15,363,842
Shares issued to shareholders in reinvestment of dividends	50,806	549,722
Shares redeemed	(1,354,520)	(14,760,941)

Net increase (decrease) in shares outstanding before conversion	100,681	1,152,623
Shares converted from Class B (See Note 1)	(626,207)	(6,786,868)

Net increase (decrease)	(525,526)	$(5,634,245)

Year ended October 31, 2010:
Shares sold	1,709,624	$16,740,837
Shares issued to shareholders in reinvestment of dividends	62,979	616,569
Shares redeemed	(1,368,005)	(13,330,092)

Net increase (decrease) in shares outstanding before conversion	404,598	4,027,314
Shares converted from Class B (See Note 1)	(746,529)	(7,282,513)

Net increase (decrease)	(341,931)	$(3,255,199)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	552,525	$6,054,893
Shares issued to shareholders in reinvestment of dividends	12,231	132,343
Shares redeemed	(565,431)	(6,153,913)

Net increase (decrease)	(675)	$33,323

Year ended October 31, 2010:
Shares sold	580,786	$5,719,600
Shares issued to shareholders in reinvestment of dividends	13,881	135,896
Shares redeemed	(514,103)	(4,988,663)

Net increase (decrease)	80,564	$866,833

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	102,289	$1,101,121
Shares issued to shareholders in reinvestment of dividends	2,335	25,655
Shares redeemed	(82,903)	(934,083)

Net increase (decrease)	21,721	$192,693

Year ended October 31, 2010:
Shares sold	8,465	$85,217
Shares issued to shareholders in reinvestment of dividends	1,122	11,153
Shares redeemed	(3,428)	(34,057)

Net increase (decrease)	6,159	$62,313

mainstayinvestments.com    73

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,348,695	$14,593,990
Shares issued to shareholders in reinvestment of dividends	29,542	317,382
Shares redeemed	(981,304)	(10,596,717)

Net increase (decrease) in shares outstanding before conversion	396,933	4,314,655
Shares converted into Investor Class (See Note 1)	393,782	4,056,872
Shares converted from Investor Class (See Note 1)	(412,374)	(4,478,740)

Net increase (decrease)	378,341	$3,892,787

Year ended October 31, 2010:
Shares sold	1,495,246	$14,302,491
Shares issued to shareholders in reinvestment of dividends	32,807	315,270
Shares redeemed	(1,082,793)	(10,281,933)

Net increase (decrease) in shares outstanding before conversion	445,260	4,335,828
Shares converted into Investor Class (See Note 1)	318,289	3,035,630
Shares converted from Investor Class (See Note 1)	(388,946)	(3,771,980)

Net increase (decrease)	374,603	$3,599,478

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,100,551	$11,925,426
Shares issued to shareholders in reinvestment of dividends	33,129	355,815
Shares redeemed	(1,846,946)	(19,926,306)

Net increase (decrease) in shares outstanding before conversion	(713,266)	(7,645,065)
Shares converted into Class A (See Note 1)	530,096	5,745,374
Shares converted from Class A (See Note 1)	(181,284)	(1,779,755)

Net increase (decrease)	(364,454)	$(3,679,446)

Year ended October 31, 2010:
Shares sold	1,062,680	$10,154,424
Shares issued to shareholders in reinvestment of dividends	35,847	344,446
Shares redeemed	(1,466,617)	(14,028,997)

Net increase (decrease) in shares outstanding before conversion	(368,090)	(3,530,127)
Shares converted into Class A (See Note 1)	519,624	5,023,595
Shares converted from Class A (See Note 1)	(39,936)	(393,783)
Shares converted from Class A (a)	(727)	(6,836)

Net increase (decrease)	110,871	$1,092,849

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	808,168	$8,608,982
Shares redeemed	(806,886)	(8,603,762)

Net increase (decrease) in shares outstanding before conversion	1,282	5,220
Shares converted from Class B (See Note 1)	(336,218)	(3,543,751)

Net increase (decrease)	(334,936)	$(3,538,531)

Year ended October 31, 2010:
Shares sold	904,614	$8,516,103
Shares redeemed	(876,132)	(8,183,484)

Net increase (decrease) in shares outstanding before conversion	28,482	332,619
Shares converted from Class B (See Note 1)	(415,474)	(3,893,462)

Net increase (decrease)	(386,992)	$(3,560,843)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	315,992	$3,388,671
Shares redeemed	(257,425)	(2,734,571)

Net increase (decrease)	58,567	$654,100

Year ended October 31, 2010:
Shares sold	277,537	$2,638,164
Shares redeemed	(341,778)	(3,224,797)

Net increase (decrease)	(64,241)	$(586,633)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	35,418	$380,483
Shares issued to shareholders in reinvestment of dividends	934	10,130
Shares redeemed	(34,403)	(379,982)

Net increase (decrease)	1,949	$10,631

Year ended October 31, 2010:
Shares sold	56,448	$541,847
Shares issued to shareholders in reinvestment of dividends	1,011	9,797
Shares redeemed	(50,697)	(482,535)

Net increase (decrease) in shares outstanding before conversion	6,762	69,109
Shares converted into Class I (a)	720	6,836

Net increase (decrease)	7,482	$75,945

(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

• Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and
• All Class B shares are ineligible for a voluntary conversion.
These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

74    MainStay Asset Allocation Funds

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except the following:

At a meeting on December 14, 2011, the Board approved a revision to the expense limitation agreement as follows:

	Investor
	Class	Class A	Class B	Class C	Class I

MainStay Conservative Allocation Fund	0.55%	0.50%	1.30%	1.30%	0.25%

MainStay Moderate Allocation Fund	0.55	0.50	1.30	1.30	0.25

MainStay Moderate Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25

MainStay Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25

The effective date of the revised expense limitation agreement will be February 28, 2012 and it will expire or terminate on February 28, 2013 and may only be amended or terminated prior to that date by action of the Board.

mainstayinvestments.com    75

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (“the Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund of MainStay Funds Trust as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

76    MainStay Asset Allocation Funds

Federal Income Tax Information (Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders within 60 days of the Allocation Funds’ fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years.

For the fiscal year ended October 31, 2011, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

MainStay Conservative Allocation Fund	$1,002,545

MainStay Moderate Allocation Fund	2,802,456

MainStay Moderate Growth Allocation Fund	3,344,313

MainStay Growth Allocation Fund	2,147,723

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2011 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%

MainStay Conservative Allocation Fund	11.8%

MainStay Moderate Allocation Fund	20.5

MainStay Moderate Growth Allocation Fund	42.1

MainStay Growth Allocation Fund	100.0%

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    77

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

78    MainStay Asset Allocation Funds

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    79

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

80    MainStay Asset Allocation Funds

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    81

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

82    MainStay Asset Allocation Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24938 MS284-11	MSAA11-12/11
NA2

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	14

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Proxy Voting Policies and Procedures and Proxy Voting Record	28

Shareholder Reports and Quarterly Portfolio Disclosure	28

Board Members and Officers	29

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		One Year	Five Years	(7/25/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–5.57%	–2.61%	–0.73%	2.10%
		Excluding sales charges	–0.07	–1.50	0.17	2.10

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		One Year	Five Years	(8/15/06)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–5.36%	–2.54%	–1.15%	1.88%
		Excluding sales charges	0.15	–1.43	–0.07	1.88

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		One Year	Five Years	(7/25/05)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	–1.77%	–1.86%	–0.28%	2.85%
	if Redeemed Within One Year of Purchase	Excluding sales charges	–0.78	–1.86	–0.28	2.85

Since
				Inception	Gross
				of Class	Expense
Class	Sales Charge	One Year	Five Years	(7/25/05)	Ratio[2]

Class I Shares[4]	No Sales Charge	0.42%	–0.80%	0.79%	1.63%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been lower.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

			Since
	One	Five	Inception
Benchmark Performance	Year	Years	of the Fund

MSCI World Index[5]	1.76%	–1.00%	2.58%

Average Lipper Global Large-Cap Growth Fund[6]	–0.14	0.09	3.46

the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper global large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to their large-cap-specific subset of the S&P/Citigroup Word BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$888.10	$8.47	$1,016.20	$9.05

Class A Shares	$1,000.00	$889.50	$7.33	$1,017.40	$7.83

Class C Shares	$1,000.00	$885.00	$12.07	$1,012.40	$12.88

Class I Shares	$1,000.00	$890.80	$6.15	$1,018.70	$6.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.78% for Investor Class, 1.54% for Class A, 2.54% for Class C and 1.29% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Common Stocks	92.90
Preferred Stock	3.20
Other Assets, Less Liabilities	2.00
Short-term Investment	1.90

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	SES S.A.
2.	Microsoft Corp.
3.	Comcast Corp. Class A
4.	Oracle Corp.
5.	Apple, Inc.
6.	Visa, Inc. Class A
7.	Nalco Holding Co.
8.	Coca-Cola Co. (The)
9.	Subsea 7 S.A.
10.	Deere & Co.

8    MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, and David Pearl of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its peers and its benchmark for the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned –0.07% for Investor Class shares, 0.15% for Class A shares and –0.78% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 0.42%. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the –0.14% return of the average Lipper1 global large-cap growth fund for the same period. All share classes underperformed the 1.76% return of the MSCI World Index2 for the 12 months ended October 31, 2011. The MSCI World Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Global equity markets averaged modest gains amid an environment of heightened volatility as investors assessed multiple threats to the global economy, including fallout from the European sovereign debt crisis. While stock selection in the health care and consumer staples sectors hindered returns, the Fund was helped by its focus on what we considered to be “global champions” with growing cash flow and exposure to fast-growing markets around the world.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-
mance and which sectors were particularly weak?

During the reporting period, the information technology and consumer discretionary sectors made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index. (Contributions take weightings and total returns into account.) The Fund benefited from strong stock selection in each of these sectors. Having no exposure to the utilities sector, which lagged in the MSCI World Index during the reporting period, also contributed positively to the Fund’s relative performance.

During the reporting period, the consumer staples and health care sectors made the weakest sector contributions to the Fund’s relative performance, primarily because of stock selection. The Fund’s underweight position in materials also detracted from the Fund’s relative performance, as the materials sector outpaced the MSCI World Index during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest contributions to the Fund’s absolute performance were specialty chemicals company Nalco Holding, household products manufacturer Tupperware Brands and media company Comcast.

Nalco Holding produces chemicals used in water treatment. Its shares advanced after the company agreed to be purchased by Ecolab for $5.4 billion. Tupperware Brands—which specializes in kitchen, home and beauty products—performed well, as it reported brisk sales in emerging markets. Cable provider Comcast benefited from growing Internet-access subscrip-
tions that offset weak results from its NBC network. Comcast returned a significant portion of the free cash generated by its cable business to shareholders in the form of dividends and share buybacks.

The greatest detractors from the Fund’s absolute performance during the reporting period were German financial exchange operator Deutsche Boerse, Canadian gold producer Agnico-Eagle Mines and French tire maker Michelin.

Deutsche Boerse faced regulatory challenges in its acquisition of fellow financial exchange operator NYSE Euronext. Shares of Agnico-Eagle Mines dropped after the company suspended operations at one of its mines in October. Shares of Michelin fell in sympathy with the French equity market.

Did the Fund make any significant purchases or sales during the reporting period?

Nalco Holding was one of the Fund’s most significant purchases during the reporting period. We were attracted to the company for its growing revenues and free cash flow as well as for its expanding exposure to emerging markets. After the Fund’s purchase, Nalco Holding was acquired by Ecolab.

The Fund initiated a position in Coca-Cola because of the company’s ability to increase volumes and raise prices, which we viewed as an increasingly rare combination. We did not think the market adequately took into account the sales, profit and cash flow upside stemming from Coca-Cola’s 2010 acquisition of the North American bottling business, which previously was a separate entity.

We sold the Fund’s position in Brazilian oil and natural gas explorer OGX Petroleo e Gas Participacoes after the company announced that it was postponing the sale of a minority interest in its offshore Brazilian acreage. We saw this potential transaction as a key value-realization catalyst and decided to exit the position once the delay was announced.

We sold the Fund’s position in Boeing as we consolidated the Fund’s exposure to the aerospace industry into companies

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com    9

where we saw a more stable outlook for cash flows stemming from the aerospace replacement cycle. We maintained a positive view on the commercial aerospace industry but repositioned the Fund to reduce its exposure to possible cuts in defense spending.

How did the Fund’s sector weightings change during the reporting period?

The most significant change in the Fund’s sector weightings relative to the MSCI World Index was a reduction in its over-weight exposure to the health care sector. We also reduced the Fund’s allocations to the energy and financials sectors. We moved from a close-to-neutral position relative to the MSCI World Index to an underweight allocation in the energy sector and made the Fund’s underweight exposure to the financials sector even more substantially underweight.

Over the same period, we increased the Fund’s overweight position in the information technology sector and brought its allocation to the consumer staples sector from an underweight position to a slightly overweight exposure relative to the MSCI World Index.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund’s most substantially underweight sector position relative to the MSCI World Index was in the financials sector. The Fund also held meaningfully underweight positions in the energy and utilities sectors. As of the same date, the Fund’s most substantially overweight sector positions relative to the MSCI World Index were in the information technology, consumer discretionary and telecommunication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch Global Choice Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 92.9%†

Belgium 2.3%
Anheuser-Busch InBev N.V. (Beverages)	31,600	$1,754,417

Germany 8.2%
Bayer A.G. (Pharmaceuticals)	31,450	2,005,877
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	145,450	1,844,056
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	34,500	2,509,991

		6,359,924

Hong Kong 3.0%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	49,350	2,347,086

Israel 3.3%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (a)	61,950	2,530,658

Luxembourg 7.0%
X SES S.A. (Media)	112,500	2,870,311
X Subsea 7 S.A. (Energy Equipment & Services) (b)	117,750	2,542,759

		5,413,070

United Kingdom 16.7%
Imperial Tobacco Group PLC (Tobacco)	68,100	2,481,783
Meggitt PLC (Aerospace & Defense)	274,500	1,691,313
Pearson PLC (Media)	120,477	2,217,986
Rexam PLC (Containers & Packaging)	332,979	1,840,859
Rolls-Royce Holdings PLC Class C (Aerospace & Defense) (b)(c)	14,562,450	23,415
Rolls-Royce Holdings PLC (Aerospace & Defense) (b)	211,050	2,371,273
Vodafone Group PLC (Wireless Telecommunication Services)	846,400	2,347,307

		12,973,936

United States 52.4%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	31,400	2,464,900
X Apple, Inc. (Computers & Peripherals) (b)	6,650	2,691,787
Automatic Data Processing, Inc. (IT Services)	29,500	1,543,735
CIT Group, Inc. (Commercial Banks) (b)	47,500	1,655,375
X Coca-Cola Co. (The) (Beverages)	37,400	2,555,168
Coca-Cola Enterprises, Inc. (Beverages)	75,150	2,015,523
X Comcast Corp. Class A (Media)	120,450	2,770,350
Danaher Corp. (Industrial Conglomerates)	37,150	1,796,202
X Deere & Co. (Machinery)	33,400	2,535,060
Electronic Arts, Inc. (Software) (b)	101,845	2,378,081
Laboratory Corp. of America Holdings (Health Care Providers & Services) (b)	25,800	2,163,330
McDonald’s Corp. (Hotels, Restaurants & Leisure)	22,700	2,107,695
X Microsoft Corp. (Software)	105,800	2,817,454
X Nalco Holding Co. (Chemicals)	68,607	2,587,170
X Oracle Corp. (Software)	83,180	2,725,808
UnitedHealth Group, Inc. (Health Care Providers & Services)	31,400	1,506,886
X Visa, Inc. Class A (IT Services)	27,960	2,607,550

Visteon Corp. (Auto Components) (b)	30,300	1,685,286

		40,607,360

Total Common Stocks (Cost $66,993,591)		71,986,451

Preferred Stock 3.2%

Bermuda 3.2%
PartnerRe, Ltd. 7.25% (Insurance)	95,750	2,465,562

Total Preferred Stock (Cost $2,423,103)		2,465,562

	Principal
	Amount
Short-Term Investment 1.9%

Repurchase Agreement 1.9%
United States 1.9%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $1,474,140 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $1,185,000 and a Market Value of $1,506,419) (Capital Markets)	$1,474,139	1,474,139

Total Short-Term Investment (Cost $1,474,139)		1,474,139

Total Investments (Cost $70,890,833) (d)	98.0%	75,926,152
Other Assets, Less Liabilities	2.0	1,534,591
Net Assets	100.0%	$77,460,743

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

(a)	ADR—American Depositary Receipt
(b)	Non-income producing security
(c)	Fair valued security—The total market value of this security at October 31, 2011 is $23,415, which represents less than one-tenth of a percent of the Fund’s net assets.
(d)	At October 31, 2011, cost is $71,244,716 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,224,724
Gross unrealized depreciation	(543,288)

Net unrealized appreciation	$4,681,436

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)(c)	$45,485,104	$26,477,932	$23,415	$71,986,451
Preferred Stock	2,465,562	—	—	2,465,562
Short-Term Investment
Repurchase Agreement	—	1,474,139	—	1,474,139

Total Investments in Securities	$47,950,666	$27,952,071	$23,415	$75,926,152

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 1 assets represent ADRs and securities listed under United States.

(c)	The Level 3 security valued at $23,415 is a security listed under United Kingdom within the Aerospace and Defense industry within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $7,041,634 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)

Common Stock
Aerospace & Defense	$14,577	$—	$(65)	$(43)	$23,291	$(14,345)	$—	$—	$23,415	$124

Total	$14,577	$—	$(65)	$(43)	$23,291	$(14,345)	$—	$—	$23,415	$124

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of,

12 MainStay Epoch Global Choice Fund	and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$4,086,001	5.3%
Auto Components	1,685,286	2.2
Beverages	6,325,108	8.2
Capital Markets	1,474,139	1.9
Chemicals	2,587,170	3.3
Commercial Banks	1,655,375	2.1
Computers & Peripherals	2,691,787	3.5
Containers & Packaging	1,840,859	2.4
Diversified Telecommunication Services	1,844,056	2.4
Energy Equipment & Services	2,542,759	3.3
Health Care Providers & Services	6,180,207	8.0
Hotels, Restaurants & Leisure	2,107,695	2.7
Industrial Conglomerates	1,796,202	2.3
Insurance	2,465,562	3.2
IT Services	4,151,285	5.3
Machinery	2,535,060	3.3
Media	7,858,647	10.1
Oil, Gas & Consumable Fuels	2,464,900	3.2
Pharmaceuticals	4,536,535	5.8
Software	7,921,343	10.2
Tobacco	2,481,783	3.2
Wireless Telecommunication Services	4,694,393	6.1

	75,926,152	98.0
Other Assets, Less Liabilities	1,534,591	2.0

Net Assets	$77,460,743	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $70,890,833)	$75,926,152
Cash denominated in foreign currencies (identified cost $256,792)	255,631
Receivables:
Investment securities sold	1,191,364
Fund shares sold	86,682
Dividends	82,894
Other assets	40,886

Total assets	77,583,609

Liabilities
Payables:
Manager (See Note 3)	54,503
Investment securities purchased	26,209
Shareholder communication	16,769
Professional fees	15,892
Custodian	2,969
Fund shares redeemed	2,843
Transfer agent (See Note 3)	1,940
NYLIFE Distributors (See Note 3)	502
Trustees	156
Accrued expenses	1,083

Total liabilities	122,866

Net assets	$77,460,743

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,313
Additional paid-in capital	83,344,329

83,349,642
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,925,371)
Net unrealized appreciation (depreciation) on investments	5,035,319
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,153

Net assets	$77,460,743

Investor Class
Net assets applicable to outstanding shares	$246,531

Shares of beneficial interest outstanding	17,351

Net asset value per share outstanding	$14.21
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.04

Class A
Net assets applicable to outstanding shares	$3,432,182

Shares of beneficial interest outstanding	240,881

Net asset value per share outstanding	$14.25
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.08

Class C
Net assets applicable to outstanding shares	$59,360

Shares of beneficial interest outstanding	4,238

Net asset value and offering price per share outstanding	$14.01

Class I
Net assets applicable to outstanding shares	$73,722,670

Shares of beneficial interest outstanding	5,050,457

Net asset value and offering price per share outstanding	$14.60

The notes to the financial statements are an integral part of,

14 MainStay Epoch Global Choice Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$854,246

Expenses
Manager (See Note 3)	525,712
Registration	69,595
Professional fees	56,852
Shareholder communication	32,827
Custodian	29,455
Transfer agent (See Note 3)	12,805
Distribution/Service—Investor Class (See Note 3)	463
Distribution/Service—Class A (See Note 3)	3,771
Distribution/Service—Class C (See Note 3)	483
Trustees	1,343
Miscellaneous	21,331

Total expenses before waiver/reimbursement	754,637
Expense waiver/reimbursement from Manager (See Note 3)	(71,257)

Net expenses	683,380

Net investment income (loss)	170,866

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	2,667,257
Foreign currency transactions	(10,949)

Net realized gain (loss) on investments and foreign currency transactions	2,656,308

Net change in unrealized appreciation (depreciation) on:
Investments	665,893
Translation of other assets and liabilities in foreign currencies	(17,247)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	648,646

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,304,954

Net increase (decrease) in net assets resulting from operations	$3,475,820

(a)	Dividends recorded net of foreign withholding taxes in the amount of $62,220.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the year ended October 31, 2011, the period January 1, 2010 through October 31, 2010 (a) and the year ended December 31, 2009

	2011	2010		2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$170,866	$153,793		$389,464
Net realized gain (loss) on investments and foreign currency transactions	2,656,308	(195,401)		(7,201,136)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	648,646	2,877,788		22,464,691

Net increase (decrease) in net assets resulting from operations	3,475,820	2,836,180		15,653,019

Dividends to shareholders:
From net investment income:
Investor Class	—	—		(88)
Class A	(1,344)	—		(16,477)
Class C	—	—		(71)
Class I	(197,166)	—		(376,919)

Total dividends to shareholders	(198,510)	—		(393,555)

Capital share transactions:
Net proceeds from sale of shares	51,507,857	32,585,851		42,609,969
Net asset value of shares issued to shareholders in reinvestment of dividends	189,249	—		349,914
Cost of shares redeemed	(34,220,736)	(20,719,033	)(b)	(73,269,346)

Increase (decrease) in net assets derived from capital share transactions	17,476,370	11,866,818		(30,309,463)

Net increase (decrease) in net assets	20,753,680	14,702,998		(15,049,999)

Net Assets
Beginning of period	56,707,063	42,004,065		57,054,064

End of period	$77,460,743	$56,707,063		$42,004,065

Distributions in excess of net investment income at end of period	$—	$(106,356)		$(66,130)

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	Cost of shares redeemed net of redemption fees of $1 for the ten-month period ended October 31, 2010. (See Note 2 (J))

The notes to the financial statements are an integral part of,

16 MainStay Epoch Global Choice Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
		January 1,		November 16,
	Year	2010		2009**
	ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$14.22	$13.49		$13.36

Net investment income (loss) (a)	(0.02)	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	0.01	0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	(0.01)	0.73		0.18

Less dividends:
From net investment income	—	—		(0.05)

Net asset value at end of period	$14.21	$14.22		$13.49

Total investment return (b)	(0.07%)	5.41	% (c)	1.33	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11%)	(0.17	%)††	0.03	%††
Net expenses	1.76%	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.90%	2.10	% ††	1.72	%††
Portfolio turnover rate	162%	151%		74%
Net assets at end of period (in 000’s)	$247	$119		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class A
		January 1,					August 15,
	Year	2010					2006**
	ended	through					through
	October 31,	October 31,		Year ended December 31,			December 31,
	2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$14.24	$13.49		$10.84	$17.43	$16.97	$15.31

Net investment income (loss)	0.02	0.01	(a)	0.04 (a)	0.02 (a)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.79		2.70	(6.58)	1.45	1.67
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)		(0.01)	—	—	—

Total from investment operations	0.02	0.75		2.73	(6.56)	1.46	1.66

Less dividends and distributions:
From net investment income	(0.01)	—		(0.08)	(0.03)	(0.01)	—
From net realized gain on investments	—	—		—	(0.00)‡	(1.05)	—

Total dividends and distributions	(0.01)	—		(0.08)	(0.03)	(1.06)	—

Redemption fee (b)	—	—		—	—	0.06	—

Net asset value at end of period	$14.25	$14.24		$13.49	$10.84	$17.43	$16.97

Total investment return (c)	0.15%	5.56	% (d)	25.17%	(37.63%)	8.90%	10.84	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.11	%††	0.30%	0.21%	0.01%	(0.21	%)††
Net expenses	1.54%	1.54	%††	1.55%	1.54%	1.54%	1.54	% ††
Expenses (before waiver/reimbursement)	1.68%	1.88	%††	1.78%	1.75%	1.95%	1.97	% ††
Portfolio turnover rate	162%	151%		74%	47%	43%	64%
Net assets at end of period (in 000’s)	$3,432	$1,855		$2,973	$339	$120	$142

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

18 MainStay Epoch Global Choice Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
		January 1,		November 16,
	Year	2010		2009**
	ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$14.12	$13.49		$13.36

Net investment income (loss) (a)	(0.12)	(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	0.01	0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	(0.11)	0.63		0.16

Less dividends:
From net investment income	—	—		(0.03)

Net asset value at end of period	$14.01	$14.12		$13.49

Total investment return (b)	(0.78%)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86%)	(0.92	%)††	(0.78	%)††
Net expenses	2.51%	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.65%	2.85	% ††	2.47	% ††
Portfolio turnover rate	162%	151%		74%
Net assets at end of period (in 000’s)	$59	$38		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class I
		January 1,
	Year	2010
	ended	through
	October 31,	October 31,		Year ended December 31,
	2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$14.59	$13.79		$11.06	$17.47	$16.99	$14.91

Net investment income (loss)	0.05 (a)	0.04	(a)	0.07 (a)	0.05 (a)	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.01	0.81		2.76	(6.41)	1.54	2.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)		(0.01)	—	—	—

Total from investment operations	0.06	0.80		2.82	(6.36)	1.58	2.08

Less dividends and distributions:
From net investment income	(0.05)	—		(0.09)	(0.05)	(0.05)	(0.00)‡
From net realized gain on investments	—	—		—	(0.00)‡	(1.05)	—

Total dividends and distributions	(0.05)	—		(0.09)	(0.05)	(1.10)	(0.00)‡

Redemption fee (b)	—	0.00	‡	—	0.00 ‡	—	—

Net asset value at end of period	$14.60	$14.59		$13.79	$11.06	$17.47	$16.99

Total investment return (c)	0.42%	5.80	% (d)	25.53%	(36.37%)	9.27%	13.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.35	%††	0.62%	0.42%	0.26%	0.05%
Net expenses	1.29%	1.29	%††	1.29%	1.29%	1.29%	1.29%
Expenses (before reimbursement/waiver)	1.43%	1.63	%††	1.54%	1.50%	1.70%	1.72%
Portfolio turnover rate	162%	151%		74%	47%	43%	64%
Net assets at end of period (in 000’s)	$73,723	$54,695		$38,976	$56,715	$34,911	$27,108

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

20 MainStay Epoch Global Choice Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Choice Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

mainstayinvestments.com    21

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $23,415 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the Fund were fair valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses

22    MainStay Epoch Global Choice Fund

can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(J) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the period ended October 31, 2010.

(K) Concentration of Risk. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no

mainstayinvestments.com    23

Notes to Financial Statements (continued)

assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive a portion of the management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.54% and Class I, 1.29%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $525,712 and waived its fees and/or reimbursed expenses in the amount of $71,257.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $837 and $1,738, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $206 for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$455

Class A	342

Class C	120

Class I	11,888

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$26,686	10.8%

Class C	26,286	44.3

24    MainStay Epoch Global Choice Fund

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $749. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$—	$(10,571,488)	$—	$4,682,589	$(5,888,899)

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$134,000	$7,343	$(141,343)

The reclassifications for the Funds are primarily due to foreign currency gain (loss), net operating loss, distributions in excess of current earnings and passive foreign investment companies (“PFIC”) gain (loss).

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $10,571,488 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$5,539
2018	5,032

Total	$10,571

The Fund utilized $2,800,876 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011, the period January 1, 2010 through October 31, 2010, and the year ended December 31, 2009 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010	2009

Distributions paid from:
Ordinary Income	$198,510	$—	$393,555

Note 5–Foreign Currency Transactions

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Brazilian Real	BRL	13,615	USD	8,535	USD	7,930

Canadian Dollar	CAD	1,538		1,522		1,543

Euro	EUR	119,916		166,951		165,928

Pound Sterling	GBP	49,885		79,764		80,210

South Korean Won	KRW	21,846		20		20

Total			USD	256,792	USD	255,631

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the

mainstayinvestments.com    25

Notes to Financial Statements (continued)

commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $99,743 and $83,414, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	13,364	$198,056
Shares redeemed	(5,413)	(78,039)

Net increase (decrease) in shares outstanding before conversion	7,951	120,017
Shares converted into Investor Class (See Note 1)	2,253	30,455
Shares converted from Investor Class (See Note 1)	(1,190)	(17,985)

Net increase (decrease)	9,014	$132,487

Ten-month period ended October 31, 2010:
Shares sold	6,305	$85,170
Shares redeemed	(30)	(401)

Net increase (decrease)	6,275	$84,769

Period ended December 31, 2009 (a):
Shares sold	2,056	$27,501
Shares issued to shareholders in reinvestment of dividends	6	88

Net increase (decrease)	2,062	$27,589

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	205,957	$2,930,580
Shares issued to shareholders in reinvestment of dividends	84	1,225
Shares redeemed	(94,388)	(1,414,256)

Net increase (decrease) in shares outstanding before conversion	111,653	1,517,549
Shares converted into Class A (See Note 1)	1,188	17,985
Shares converted from Class A (See Note 1)	(2,248)	(30,455)

Net increase (decrease)	110,593	$1,505,079

Ten-month period ended October 31, 2010:
Shares sold	28,573	$389,854
Shares redeemed	(118,700)	(1,577,933)

Net increase (decrease)	(90,127)	$(1,188,079)

Year ended December 31, 2009:
Shares sold	232,099	$2,718,761
Shares issued to shareholders in reinvestment of dividends	1,055	14,207
Shares redeemed	(44,035)	(489,842)

Net increase (decrease)	189,119	$2,243,126

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,414	$34,307
Shares redeemed	(897)	(12,586)

Net increase (decrease)	1,517	$21,721

Ten-month period ended October 31, 2010:
Shares sold	1,063	$14,340
Shares redeemed	(407)	(5,555)

Net increase (decrease)	656	$8,785

Period ended December 31, 2009 (a):
Shares sold	2,060	$27,500
Shares issued to shareholders in reinvestment of dividends	5	71

Net increase (decrease)	2,065	$27,571

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,433,675	$48,344,914
Shares issued to shareholders in reinvestment of dividends	12,661	188,024
Shares redeemed	(2,144,493)	(32,715,855)

Net increase (decrease)	1,301,843	$15,817,083

Ten-month period ended October 31, 2010:
Shares sold	2,328,069	$32,096,487
Shares redeemed	(1,404,901)	(19,135,144)

Net increase (decrease)	923,168	$12,961,343

Year ended December 31, 2009:
Shares sold	3,257,545	$39,836,207
Shares issued to shareholders in reinvestment of dividends	24,319	335,548
Shares redeemed	(5,582,489)	(72,779,504)

Net increase (decrease)	(2,300,625)	$(32,607,749)

(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26    MainStay Epoch Global Choice Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Choice Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Choice Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    27

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $873,890 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 77.3% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28    MainStay Epoch Global Choice Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    29

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

30    MainStay Epoch Global Choice Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    31

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

32    MainStay Epoch Global Choice Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25008 MS284-11	MSEGC11-12/11
NF2

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	15

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Proxy Voting Policies and Procedures and Proxy Voting Record	30

Shareholder Reports and Quarterly Portfolio Disclosure	30

Board Members and Officers	31

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		One Year	Five Years	(12/27/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	0.56%	1.03%	3.83%	1.31%
		Excluding sales charges	6.41	2.18	4.84	1.31

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		One Year	Five Years	(8/2/06)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	0.60%	1.03%	2.47%	1.39%
		Excluding sales charges	6.45	2.18	3.58	1.39

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		One Year	Five Years	(12/27/05)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	4.67%	1.31%	3.97%	2.06%
	if Redeemed Within One Year of Purchase	Excluding sales charges	5.67	1.31	3.97	2.06

Since
				Inception	Gross
				of Class	Expense
Class	Sales Charge	One Year	Five Years	(12/27/05)	Ratio[2]

Class I Shares[4]	No Sales Charge	6.76%	2.30%	4.98%	1.13%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

			Since
	One	Five	Inception
Benchmark Performance	Year	Years	of the Fund

MSCI World Index[5]	1.76%	–1.00%	1.44%

Average Lipper Global Large-Cap Core Fund[6]	0.49	–0.55	1.88

and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been lower.

4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$941.40	$5.68	$1,019.40	$5.90

Class A Shares	$1,000.00	$941.30	$5.72	$1,019.30	$5.95

Class C Shares	$1,000.00	$937.50	$9.38	$1,015.50	$9.75

Class I Shares	$1,000.00	$942.40	$4.50	$1,020.60	$4.69

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.16% for Investor Class, 1.17% for Class A, 1.92% for Class C and 0.92% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Common Stocks	95.80
Short-Term Investment	6.40
Preferred Stock	0.70
Other Assets, Less Liabilities	(2.90)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Imperial Tobacco Group PLC
2.	Vodafone Group PLC
3.	BCE, Inc.
4.	Pearson PLC
5.	Vivendi S.A.
6.	Nestle S.A. Registered
7.	NiSource, Inc.
8.	National Grid PLC
9.	Royal Dutch Shell PLC Class A, ADR
10.	Total S.A.

8    MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its peers and its benchmark for the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 6.41% for Investor Class shares, 6.45% for Class A shares and 5.67% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 6.76%. All share classes outperformed the 0.49% return of the average Lipper1 global large-cap core fund and the 1.76% return of the MSCI World Index2 for the 12 months ended October 31, 2011. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

In a period of slowing economic growth and elevated market volatility, the Fund emphasized companies with growing free cash flow and a policy of allocating excess cash to shareholders by providing dividends, repurchasing shares and debt pay-downs. This positioning helped the Fund’s relative performance during the reporting period.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sector that provided the strongest positive contribution to the Fund’s performance relative to the MSCI World Index was financials. (Contributions take weightings and total returns into account.) The Fund had an average sector weighting in financials of roughly one-quarter that of the benchmark, which provided a boost to relative returns. Stock selection within the sector, which included avoiding investments in large banks, was also a major contributor to relative performance. The consumer staples and utilities sectors also strengthened the Fund’s performance relative to the MSCI World Index during the reporting period, primarily because of stock selection.

During the reporting period, the weakest contributions to the Fund’s relative performance came from the health care and industrials sectors. While returns from the Fund’s holdings in the telecommunication services sector were positive, the contribution from the sector on a relative basis was slightly negative as the Fund’s holdings lagged those of the benchmark.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, U.S. tobacco manufacturer Lorillard, U.S. utility company NiSource and Canadian telecommunications company BCE made the strongest contributions to the Fund’s performance.

Lorillard continued to generate significant cash flow during the reporting period, driven by its leading market-share position in the menthol segment and by its strong operating margins. In addition, concerns over a potential ban on menthol cigarettes in the United States dissipated, and Lorillard’s stock reacted positively to the news. NiSource manages pipelines and distributes electricity and natural gas. The company reported strong results during the reporting period, exceeding expectations for revenue and earnings. The company also benefited from a positive regulatory review in one of its markets. BCE, Canada’s largest telecommunications company, reported growth across its business segments, driven by market-leading wireless additions and traction gained in fiber-optic TV and Internet services.

The greatest detractors from the Fund’s absolute performance were U.K.-based transportation company FirstGroup, French telecommunication services company France Telecom and Spanish wireless telecommunication services company Telefonica.

Shares of train and bus operator FirstGroup declined during the reporting period on weakness in the U.S. school transit market because of budget cuts and poor weather. These setbacks offset gains in the company’s U.K. rail operations and growth in North American contract bus services. France Telecom experienced weakness on worries about the company’s foreign acquisitions and new competitive threats in its domestic market. Management sought to reassure investors about the free cash flow the company generates and the company’s commitment to pay a high cash dividend. Telefonica faced pricing pressures and higher costs for infrastructure development during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period were U.S. movie-theater operator Regal Entertainment, U.S.-based defense contractor Lockheed Martin and U.S. energy infrastructure company Williams Partners.

Regal Entertainment has growing operations and, in our view, the financial strength to sustain its shareholder yield. We added Lockheed Martin to the Fund after the company satisfactorily addressed its long-term pension obligations without impairing its dividend. The position in Lockheed Martin helped increase the overall yield and diversity of the Fund. We added Williams Partners for its solid balance sheet and record of high cash distributions.

During the reporting period, we sold the Fund’s position in Norwegian energy group Statoil as the company shifted its capital allocation policy toward expanding production capacity

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com    9

and finding new sources of oil rather than toward shareholder yield. U.S. kitchen, home and beauty product company Tupperware Brands had good share price performance, and we sold the Fund’s position in the stock as it reached our price target.

How did the Fund’s sector weightings change during the reporting period?

The only sector with a meaningful increase in its Fund weighting during the reporting period was consumer discretionary. The Fund moved from a substantially underweight position relative to the benchmark to a position that was closer to the sector weighting in the MSCI World Index. During the reporting period, we reduced the degree of the Fund’s overweight positions in the utilities and consumer staples sectors.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund’s most substantially overweight sector positions relative to the MSCI World Index were in telecommunication services, utilities and consumer staples. As of the same date, the Fund’s most substantially underweight sector positions relative to the MSCI World Index were in financials and information technology.

The Fund continues to focus on companies with strong balance sheets and growing free cash flow that deliver returns to shareholders through significant cash dividends, share repurchases and debt paydowns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 95.8%†

Australia 1.6%
BHP Billiton, Ltd., Sponsored ADR (Metals & Mining) (a)	63,500	$4,958,080
JB Hi-Fi, Ltd. (Specialty Retail)	317,100	5,228,548
Westpac Banking Corp. (Commercial Banks)	250,902	5,839,735

		16,026,363

Belgium 2.0%
Anheuser-Busch InBev N.V. (Beverages)	256,300	14,229,651
Mobistar S.A. (Wireless Telecommunication Services)	118,100	6,699,555

		20,929,206

Brazil 0.9%
CPFL Energia S.A. (Electric Utilities)	714,700	9,145,795

Canada 3.5%
X BCE, Inc. (Diversified Telecommunication Services)	515,500	20,433,815
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	240,950	8,787,090
Shaw Communications, Inc. (Media)	366,100	7,415,660

		36,636,565

France 7.1%
Air Liquide S.A. (Chemicals)	43,933	5,685,606
France Telecom S.A. (Diversified Telecommunication Services)	699,900	12,591,935
SCOR SE (Insurance)	366,800	8,531,979
X Total S.A. (Oil, Gas & Consumable Fuels)	304,600	15,928,595
Vinci S.A. (Construction & Engineering)	239,000	11,730,478
X Vivendi S.A. (Diversified Telecommunication Services)	822,300	18,421,773

		72,890,366

Germany 4.4%
BASF S.E. (Chemicals)	192,700	14,004,821
Bayer A.G. (Pharmaceuticals)	86,000	5,485,068
Daimler A.G. (Automobiles)	197,800	10,048,771
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	590,400	7,485,257
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	64,970	8,709,529

		45,733,446

Hong Kong 1.1%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	233,900	11,124,284

Italy 1.6%
Enel S.p.A. (Electric Utilities)	1,209,200	5,684,764
Terna S.p.A. (Electric Utilities)	2,788,700	10,648,949

		16,333,713

Norway 0.5%
Orkla ASA (Industrial Conglomerates)	619,600	5,368,428

Philippines 0.6%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services) (a)	119,431	6,633,198

Spain 0.8%
Telefonica S.A. (Diversified Telecommunication Services)	368,200	7,855,530

Switzerland 4.6%
X Nestle S.A. Registered (Food Products)	293,400	16,978,978
Novartis A.G. (Pharmaceuticals)	137,600	7,773,383
Roche Holding A.G., Genusscheine (Pharmaceuticals)	49,500	8,137,988
Swisscom A.G. (Diversified Telecommunication Services)	36,200	14,570,619

		47,460,968

Taiwan 1.7%
HTC Corp. (Communications Equipment)	175,280	3,897,619
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment) (a)	1,072,300	13,532,426

		17,430,045

United Kingdom 21.2%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals) (a)	303,200	14,526,312
BAE Systems PLC (Aerospace & Defense)	2,250,000	9,938,571
British American Tobacco PLC (Tobacco)	191,400	8,758,903
Compass Group PLC (Hotels, Restaurants & Leisure)	775,500	7,038,740
Diageo PLC, Sponsored ADR (Beverages) (a)	124,400	10,310,272
FirstGroup PLC (Road & Rail)	2,484,700	13,267,767
GlaxoSmithKline PLC (Pharmaceuticals)	360,500	8,080,439
X Imperial Tobacco Group PLC (Tobacco)	569,400	20,750,768
Logica PLC (IT Services)	3,676,000	5,529,477
Meggitt PLC (Aerospace & Defense)	1,272,700	7,841,654
X National Grid PLC (Multi-Utilities)	1,636,810	16,212,304
X Pearson PLC (Media)	1,024,700	18,864,765

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)

Reckitt Benckiser Group PLC (Household Products)	147,300	$7,555,487
X Royal Dutch Shell PLC Class A, ADR (Oil, Gas & Consumable Fuels) (a)	227,000	16,096,570
Scottish & Southern Energy PLC (Electric Utilities)	516,400	11,098,054
Unilever PLC (Food Products)	171,900	5,738,174
United Utilities Group PLC (Water Utilities)	1,059,659	10,308,327
X Vodafone Group PLC (Wireless Telecommunication Services)	7,431,200	20,608,819
WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,345,350	6,510,288

		219,035,691

United States 44.2%
Abbott Laboratories (Pharmaceuticals)	109,800	5,914,926
Altria Group, Inc. (Tobacco)	540,300	14,885,265
Arthur J. Gallagher & Co. (Insurance)	322,100	9,952,890
AT&T, Inc. (Diversified Telecommunication Services)	375,655	11,010,448
Automatic Data Processing, Inc. (IT Services)	113,000	5,913,290
Bristol-Myers Squibb Co. (Pharmaceuticals)	404,700	12,784,473
CenturyLink, Inc. (Diversified Telecommunication Services)	410,000	14,456,600
Chevron Corp. (Oil, Gas & Consumable Fuels)	74,000	7,773,700
CMS Energy Corp. (Multi-Utilities)	359,200	7,478,544
Coca-Cola Co. (The) (Beverages)	82,000	5,602,240
Coca-Cola Enterprises, Inc. (Beverages)	200,300	5,372,046
Comcast Corp. Class A (Media)	349,900	8,047,700
ConocoPhillips (Oil, Gas & Consumable Fuels)	164,500	11,457,425
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	124,300	8,146,622
Diebold, Inc. (Computers & Peripherals)	179,900	5,807,172
Duke Energy Corp. (Electric Utilities)	269,050	5,494,001
E.I. du Pont de Nemours & Co. (Chemicals)	189,800	9,123,686
Emerson Electric Co. (Electrical Equipment)	117,000	5,630,040
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	168,500	7,553,855
ExxonMobil Corp. (Oil, Gas & Consumable Fuels)	69,400	5,419,446
Genuine Parts Co. (Distributors)	108,400	6,225,412
H.J. Heinz Co. (Food Products)	101,800	5,440,192
Honeywell International, Inc. (Aerospace & Defense)	118,400	6,204,160
Integrys Energy Group, Inc. (Multi-Utilities)	99,850	5,283,064
Johnson & Johnson (Pharmaceuticals)	119,700	7,707,483
Kimberly-Clark Corp. (Household Products)	165,300	11,523,063
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	140,200	10,653,798
Lockheed Martin Corp. (Aerospace & Defense)	128,300	9,737,970
Lorillard, Inc. (Tobacco)	115,800	12,814,428
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	105,800	5,272,014
Mattel, Inc. (Leisure Equipment & Products)	272,450	7,693,988
McDonald’s Corp. (Hotels, Restaurants & Leisure)	66,800	6,202,380
Merck & Co., Inc. (Pharmaceuticals)	199,700	6,889,650
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	140,400	5,076,864
Microsoft Corp. (Software)	310,200	8,260,626
X NiSource, Inc. (Multi-Utilities)	736,000	16,258,240
Oracle Corp. (Software)	336,700	11,033,659
PepsiCo., Inc. (Beverages)	74,000	4,658,300
Philip Morris International, Inc. (Tobacco)	176,000	12,297,120
Pitney Bowes, Inc. (Commercial Services & Supplies)	422,600	8,612,588
Progress Energy, Inc. (Electric Utilities)	212,300	11,060,830
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	378,900	6,176,070
Regal Entertainment Group Class A (Media)	734,700	10,609,068
Reynolds American, Inc. (Tobacco)	335,300	12,969,404
SCANA Corp. (Multi-Utilities)	138,900	5,872,692
Southern Co. (Electric Utilities)	236,700	10,225,440
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	194,400	5,565,672
TECO Energy, Inc. (Multi-Utilities)	494,700	9,186,579
Time Warner, Inc. (Media)	203,700	7,127,463
Travelers Cos., Inc. (The) (Insurance)	91,900	5,362,365
Vectren Corp. (Multi-Utilities)	254,600	7,225,548
Verizon Communications, Inc. (Diversified Telecommunication Services)	342,600	12,669,348
Waste Management, Inc. (Commercial Services & Supplies)	230,200	7,580,486
Williams Partners, L.P. (Oil, Gas & Consumable Fuels)	150,000	8,899,500

		456,199,833

Total Common Stocks (Cost $937,113,397)		988,803,431

Preferred Stock 0.7%

United States 0.7%
MetLife, Inc. 6.50% (Insurance)	275,800	6,977,740

Total Preferred Stock (Cost $6,716,331)		6,977,740

The notes to the financial statements are an integral part of,

12 MainStay Epoch Global Equity Yield Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investment 6.4%

Repurchase Agreement 6.4%
United States 6.4%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $66,155,907 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.78% and a maturity date of 9/8/14, with a Principal Amount of $67,445,000 and a Market Value of $67,483,309) (Capital Markets)	$66,155,889	$66,155,889

Total Short-Term Investment (Cost $66,155,889)		66,155,889

Total Investments (Cost $1,009,985,617)(b)	102.9%	1,061,937,060
Other Assets, Less Liabilities	(2.9)	(29,510,667)

Net Assets	100.0%	$1,032,426,393

(a)	ADR—American Depositary Receipt.
(b)	At October 31, 2011, cost is $1,012,353,553 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$69,248,301
Gross unrealized depreciation	(19,664,794)

Net unrealized appreciation	$49,583,507

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$581,762,053	$407,041,378	$—	$988,803,431
Preferred Stock	6,977,740	—	—	6,977,740
Short-Term Investment
Repurchase Agreement	—	66,155,889	—	66,155,889

Total Investments in Securities	$588,739,793	$473,197,267	$—	$1,061,937,060

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 1 assets represent ADRs, securities listed under Brazil, Canada, United States and the following common stocks whose primary exchange is the New York Stock Exchange: Air Liquide S.A. under France.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $155,537,641 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$33,722,355	3.3%
Automobiles	10,048,771	1.0
Beverages	40,172,509	3.9
Capital Markets	66,155,889	6.4
Chemicals	28,814,113	2.8
Commercial Banks	5,839,735	0.6
Commercial Services & Supplies	22,369,144	2.2
Communications Equipment	3,897,619	0.4
Computers & Peripherals	5,807,172	0.6
Construction & Engineering	11,730,478	1.1
Distributors	6,225,412	0.6
Diversified Telecommunication Services	119,495,325	11.6
Electric Utilities	63,357,833	6.1
Electrical Equipment	5,630,040	0.5
Energy Equipment & Services	8,146,622	0.8
Food & Staples Retailing	6,510,288	0.6
Food Products	28,157,344	2.7
Hotels, Restaurants & Leisure	13,241,120	1.3
Household Products	19,078,550	1.9
Industrial Conglomerates	5,368,428	0.5
Insurance	39,534,503	3.8
IT Services	11,442,767	1.1
Leisure Equipment & Products	7,693,988	0.7
Media	52,064,656	5.0
Metals & Mining	4,958,080	0.5
Multi-Utilities	67,516,971	6.5
Oil, Gas & Consumable Fuels	94,620,575	9.2
Pharmaceuticals	77,299,722	7.5
Road & Rail	13,267,767	1.3
Semiconductors & Semiconductor Equipment	18,609,290	1.8
Software	19,294,285	1.9
Specialty Retail	5,228,548	0.5
Tobacco	82,475,888	8.0
Water Utilities	10,308,327	1.0
Wireless Telecommunication Services	53,852,946	5.2

	1,061,937,060	102.9
Other Assets, Less Liabilities	(29,510,667)	(2.9)

Net Assets	$1,032,426,393	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

14 MainStay Epoch Global Equity Yield Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $1,009,985,617)	$1,061,937,060
Cash denominated in foreign currencies (identified cost $64,260)	64,288
Receivables:
Fund shares sold	10,763,445
Investment securities sold	2,895,848
Dividends and interest	1,924,903
Other assets	58,067

Total assets	1,077,643,611

Liabilities
Payables:
Investment securities purchased	43,221,377
Fund shares redeemed	1,153,337
Manager (See Note 3)	515,320
Transfer agent (See Note 3)	185,823
NYLIFE Distributors (See Note 3)	66,770
Professional fees	34,628
Shareholder communication	30,575
Custodian	5,124
Trustees	3,180
Accrued expenses	1,084

Total liabilities	45,217,218

Net assets	$1,032,426,393

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$67,955
Additional paid-in capital	1,097,781,429

1,097,849,384
Undistributed net investment income	118,340
Accumulated net realized gain (loss) on investments and foreign currency transactions	(117,549,630)
Net unrealized appreciation (depreciation) on investments	51,951,443
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	56,856

Net assets	$1,032,426,393

Investor Class
Net assets applicable to outstanding shares	$1,406,109

Shares of beneficial interest outstanding	92,596

Net asset value per share outstanding	$15.19
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price per share outstanding	$16.07

Class A
Net assets applicable to outstanding shares	$204,365,980

Shares of beneficial interest outstanding	13,434,892

Net asset value per share outstanding	$15.21
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.10

Class C
Net assets applicable to outstanding shares	$35,975,362

Shares of beneficial interest outstanding	2,375,383

Net asset value and offering price per share outstanding	$15.15

Class I
Net assets applicable to outstanding shares	$790,678,942

Shares of beneficial interest outstanding	52,051,689

Net asset value and offering price per share outstanding	$15.19

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$26,784,471
Interest	462

Total income	26,784,933

Expenses
Manager (See Note 3)	4,265,615
Transfer agent (See Note 3)	1,024,663
Distribution/Service—Investor Class (See Note 3)	2,051
Distribution/Service—Class A (See Note 3)	299,485
Distribution/Service—Class C (See Note 3)	195,841
Professional fees	104,132
Custodian	100,612
Registration	82,228
Shareholder communication	70,565
Trustees	18,310
Miscellaneous	43,651

Total expenses	6,207,153

Net investment income (loss)	20,577,780

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	24,704,507
Foreign currency transactions	(467,684)

Net realized gain (loss) on investments and foreign currency transactions	24,236,823

Net change in unrealized appreciation (depreciation) on:
Investments	(1,933,996)
Translation of other assets and liabilities in foreign currencies	34,453

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,899,543)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	22,337,280

Net increase (decrease) in net assets resulting from operations	$42,915,060

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,443,717.

The notes to the financial statements are an integral part of,

16 MainStay Epoch Global Equity Yield Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the year ended October 31, 2011, the period January 1, 2010 through October 31, 2010 (a) and the year ended December 31, 2009

	2011	2010		2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,577,780	$11,574,322		$13,501,084
Net realized gain (loss) on investments and foreign currency transactions	24,236,823	6,266,260		(55,755,456)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,899,543)	24,011,180		122,178,121

Net increase (decrease) in net assets resulting from operations	42,915,060	41,851,762		79,923,749

Dividends to shareholders:
From net investment income:
Investor Class	(28,600)	(3,160)		(151)
Class A	(4,028,901)	(595,753)		(665,965)
Class C	(527,347)	(65,459)		(181)
Class I	(15,240,097)	(10,622,360)		(10,698,508)

Total dividends to shareholders	(19,824,945)	(11,286,732)		(11,364,805)

Capital share transactions:
Net proceeds from sale of shares	745,472,098	124,739,455		184,852,742
Net asset value of shares issued to shareholders in reinvestment of dividends	15,520,790	9,885,810		10,140,348
Cost of shares redeemed	(190,742,375)	(132,730,489	)(b)	(170,919,032	)(b)

Increase (decrease) in net assets derived from capital share transactions	570,250,513	1,894,776		24,074,058

Net increase (decrease) in net assets	593,340,628	32,459,806		92,633,002

Net Assets
Beginning of period	439,085,765	406,625,959		313,992,957

End of period	$1,032,426,393	$439,085,765		$406,625,959

Undistributed net investment income at end of period	$118,340	$1,490,800		$1,392,718

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	Cost of shares redeemed net of redemption fees of $11,487 and $136 for the ten-month period ended October 31, 2010 and the year ended December 31, 2009, respectively (See Note 2(J)).

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Investor Class
		January 1,		November 16,
	Year	2010		2009**
	ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$14.72	$13.72		$13.46

Net investment income (loss)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		—

Total from investment operations	0.94	1.39		0.34

Less dividends:
From net investment income	(0.47)	(0.39)		(0.08)

Net asset value at end of period	$15.19	$14.72		$13.72

Total investment return (b)	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%	3.36	%††	2.67	%††
Net expenses	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	28%	41%		59%
Net assets at end of period (in 000’s)	$1,406	$230		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

18 MainStay Epoch Global Equity Yield Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
		January 1,					August 2,
	Year	2010					2006**
	ended	through					through
	October 31,	October 31,		Year ended December 31,			December 31,
	2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$14.73	$13.72		$11.52	$17.72	$17.94	$16.00

Net investment income (loss)	0.50 (a)	0.36	(a)	0.44	0.59 (a)	0.69	0.19
Net realized and unrealized gain (loss) on investments	0.45	1.03		2.14	(6.18)	0.79	1.99
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.03)	—	—	—

Total from investment operations	0.94	1.38		2.55	(5.59)	1.48	2.18

Less dividends and distributions:
From net investment income	(0.46)	(0.37)		(0.35)	(0.48)	(0.72)	(0.21)
From net realized gain on investments	—	—		—	(0.08)	(0.99)	(0.03)
Return of capital	—	—		—	(0.05)	—	—

Total dividends and distributions	(0.46)	(0.37)		(0.35)	(0.61)	(1.71)	(0.24)

Redemption fee (b)	—	—		0.00 ‡	0.00 ‡	0.01	—

Net asset value at end of period	$15.21	$14.73		$13.72	$11.52	$17.72	$17.94

Total investment return (c)	6.45%	10.40	%(d)	22.47%	(32.19%)	8.34%	13.73	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%	3.22	%††	3.66%	4.01%	3.97%	2.74	%††
Net expenses	1.19%	1.24	%††	1.21%	1.18%	1.16%	1.30	%††
Expenses (before waiver/reimbursement)	1.19%	1.39	%††	1.21%	1.18%	1.16%	1.30	%††
Portfolio turnover rate	28%	41%		59%	72%	47%	32%
Net assets at end of period (in 000’s)	$204,366	$33,559		$23,336	$16,480	$19,390	$1,593

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class C
		January 1,		November 16,
	Year	2010		2009**
	ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$14.68	$13.72		$13.46

Net investment income (loss)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		—

Total from investment operations	0.84	1.30		0.33

Less dividends:
From net investment income	(0.37)	(0.34)		(0.07)

Net asset value at end of period	$15.15	$14.68		$13.72

Total investment return (b)	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%	2.33	%††	1.80	%††
Net expenses	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	28%	41%		59%
Net assets at end of period (in 000’s)	$35,975	$6,547		$36

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

20 MainStay Epoch Global Equity Yield Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
		January 1,
	Year	2010
	ended	through
	October 31,	October 31,		Year ended December 31,
	2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$14.70	$13.70		$11.53	$17.75	$18.02	$14.92

Net investment income (loss)	0.52 (a)	0.41	(a)	0.44	0.66 (a)	0.77	0.63
Net realized and unrealized gain (loss) on investments	0.47	1.00		2.13	(6.24)	0.72	3.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.03)	—	—	—

Total from investment operations	0.98	1.40		2.54	(5.58)	1.49	3.76

Less dividends and distributions:
From net investment income	(0.49)	(0.40)		(0.37)	(0.51)	(0.77)	(0.63)
From net realized gain on investments	—	—		—	(0.08)	(0.99)	(0.03)
Return of capital	—	—		—	(0.05)	—	—

Total dividends and distributions	(0.49)	(0.40)		(0.37)	(0.64)	(1.76)	(0.66)

Redemption fee (b)	—	—		0.00 ‡	0.00‡	0.00 ‡	—

Net asset value at end of period	$15.19	$14.70		$13.70	$11.53	$17.75	$18.02

Total investment return (c)	6.76%	10.54	%(d)	22.49%	(32.10%)	8.28%	25.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.44%	3.61	%††	3.85%	4.40%	4.21%	3.88%
Net expenses	0.94%	0.99	%††	0.96%	0.93%	0.91%	1.05%
Expenses (before reimbursement/waiver)	0.94%	1.13	%††	0.96%	0.93%	0.91%	1.05%
Portfolio turnover rate	28%	41%		59%	72%	47%	32%
Net assets at end of period (in 000’s)	$790,679	$398,750		$383,228	$297,513	$535,229	$272,016

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31.

The Fund’s investment objective is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

22    MainStay Epoch Global Equity Yield Fund

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the Fund were fair valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution

mainstayinvestments.com    23

Notes to Financial Statements (continued)

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(J) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the ten-month period ended October 31, 2010 and the fiscal year ended December 31, 2009.

(K) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential

24    MainStay Epoch Global Equity Yield Fund

indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) Large Transaction Risks. From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I do not exceed the following percentages of average daily net assets: Class A, 1.24% and Class I, 0.99%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $4,265,615.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,953 and $73,511, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $95,875 and $9,794, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$1,117

Class A	201,916

Class C	26,667

Class I	794,963

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has

mainstayinvestments.com    25

Notes to Financial Statements (continued)

implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$30,130	2.1%

Class C	29,733	0.1

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,297. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$527,177	$(115,610,833)	$—	$49,660,665	$(65,422,991)

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, marking to market of foreign currency forward contracts, distributions from partnership and partnership basis adjustments.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed Net	Net Realized
Investment Income	Gain (Loss) on	Additional
(Loss)	Investments	Paid-In Capital

$(2,125,295)	$2,421,190	$(295,895)

The reclassifications for the Fund are primarily due to partnership basis adjustments and foreign currency gain (loss).

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $115,610,833 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$41,384
2017	74,227

Total	$115,611

The Fund utilized $26,287,843 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011, the period January 1, 2010 through October 31, 2010, and the year ended December 31, 2009 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010	2009

Distributions paid from:
Ordinary Income	$19,824,945	$11,286,732	$11,364,805

Note 5–Foreign Currency Transactions

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Australian Dollar	AUD	46	USD	49	USD	48

Brazilian Real	BRL	27,059		15,835		15,761

Canadian Dollar	CAD	18,924		19,078		18,986

Euro	EUR	33		46		45

New Taiwan Dollar	TWD	881,019		29,252		29,448

Total			USD	64,260	USD	64,288

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an

26    MainStay Epoch Global Equity Yield Fund

annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $707,212 and $167,579, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	104,119	$1,600,654
Shares issued to shareholders in reinvestment of dividends	1,847	28,144
Shares redeemed	(18,058)	(268,013)

Net increase (decrease) in shares outstanding before conversion	87,908	1,360,785
Shares converted into Investor Class (See Note 1)	5,300	76,096
Shares converted from Investor Class (See Note 1)	(16,241)	(251,185)

Net increase (decrease)	76,967	$1,185,696

Ten-month period ended October 31, 2010:
Shares sold	16,671	$229,496
Shares issued to shareholders in reinvestment of dividends	238	3,160
Shares redeemed	(2,217)	(29,558)

Net increase (decrease) in shares outstanding before conversion	14,692	203,098
Shares converted into Investor Class (See Note 1)	733	10,398
Shares converted from Investor Class (See Note 1)	(1,665)	(23,456)

Net increase (decrease)	13,760	$190,040

Period ended December 31, 2009 (a):
Shares sold	1,858	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	11	151

Net increase (decrease)	1,869	$25,151

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	13,478,356	$203,756,811
Shares issued to shareholders in reinvestment of dividends	204,171	3,116,505
Shares redeemed	(2,537,317)	(37,878,974)

Net increase (decrease) in shares outstanding before conversion	11,145,210	168,994,342
Shares converted into Class A (See Note 1)	16,223	251,185
Shares converted from Class A (See Note 1)	(5,293)	(76,096)

Net increase (decrease)	11,156,140	$169,169,431

Ten-month period ended October 31, 2010:
Shares sold	1,222,520	$16,982,139
Shares issued to shareholders in reinvestment of dividends	40,192	535,377
Shares redeemed	(685,609)	(9,115,426)

Net increase (decrease) in shares outstanding before conversion	577,103	8,402,090
Shares converted into Class A (See Note 1)	1,665	23,456
Shares converted from Class A (See Note 1)	(733)	(10,398)

Net increase (decrease)	578,035	$8,415,148

Year ended December 31, 2009:
Shares sold	873,503	$9,944,403
Shares issued to shareholders in reinvestment of dividends and distributions	50,639	619,790
Shares redeemed	(653,938)	(8,219,128)

Net increase (decrease)	270,204	$2,345,065

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,136,270	$32,217,041
Shares issued to shareholders in reinvestment of dividends	17,787	271,558
Shares redeemed	(224,531)	(3,348,997)

Net increase (decrease)	1,929,526	$29,139,602

Ten-month period ended October 31, 2010:
Shares sold	453,369	$6,239,385
Shares issued to shareholders in reinvestment of dividends	4,266	56,160
Shares redeemed	(14,387)	(185,272)

Net increase (decrease)	443,248	$6,110,273

Period ended December 31, 2009 (a):
Shares sold	2,596	$35,007
Shares issued to shareholders in reinvestment of dividends and distributions	13	182

Net increase (decrease)	2,609	$35,189

mainstayinvestments.com    27

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	33,930,977	$507,897,592
Shares issued to shareholders in reinvestment of dividends	795,188	12,104,583
Shares redeemed	(9,795,229)	(149,246,391)

Net increase (decrease)	24,930,936	$370,755,784

Ten-month period ended October 31, 2010:
Shares sold	7,514,498	$101,288,435
Shares issued to shareholders in reinvestment of dividends	701,597	9,291,113
Shares redeemed	(9,075,573)	(123,400,233)

Net increase (decrease)	(859,478)	$(12,820,685)

Year ended December 31, 2009:
Shares sold	15,386,586	$174,848,332
Shares issued to shareholders in reinvestment of dividends and distributions	777,370	9,520,225
Shares redeemed	(13,991,520)	(162,699,904)

Net increase (decrease)	2,172,436	$21,668,653

(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28    MainStay Epoch Global Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Equity Yield Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Equity Yield Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    29

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $26,104,661 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 55.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30    MainStay Epoch Global Equity Yield Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    31

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

32    MainStay Epoch Global Equity Yield Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    33

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

34    MainStay Epoch Global Equity Yield Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25003 MS284-11	MSEGEY11-12/11
NF3

MainStay Epoch International Small Cap Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	17

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Proxy Voting Policies and Procedures and Proxy Voting Record	33

Shareholder Reports and Quarterly Portfolio Disclosure	33

Board Members and Officers	34

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(1/25/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–16.73%	–1.47%	5.06%	1.88%
		Excluding sales charges	–11.89	–0.35	5.94	1.88

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(8/2/06)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–16.67%	–1.48%	–0.32%	1.92%
		Excluding sales charges	–11.82	–0.35	0.76	1.92

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(1/25/05)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	–13.43%	–1.02%	5.32%	2.63%
	if Redeemed Within One Year of Purchase	Excluding sales charges	–12.57	–1.02	5.32	2.63

				Since	Gross
				Inception	Expense
Class	Sales Charge	One Year	Five Years	(1/25/05)	Ratio[2]

Class I Shares[4]	No Sales Charge	–11.59%	–0.04%	6.37%	1.67%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares might have been lower.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

mainstayinvestments.com    5

			Since
	One	Five	Inception
Benchmark Performance	Year	Years	of the Fund

MSCI World Ex U.S. Small Cap Index[5]	–2.01%	–0.43%	4.69%

Average Lipper International Small/Mid-Cap Growth Fund[6]	–4.01	0.52	6.58

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$772.50	$8.00	$1,016.20	$9.10

Class A Shares	$1,000.00	$772.80	$7.46	$1,016.80	$8.49

Class C Shares	$1,000.00	$769.60	$11.28	$1,012.50	$12.83

Class I Shares	$1,000.00	$774.10	$6.31	$1,018.10	$7.17

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.79% for Investor Class, 1.67% for Class A, 2.53% for Class C and 1.41% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	JGC Corp.
2.	Localiza Rent a Car S.A.
3.	Sysmex Corp.
4.	Subsea 7 S.A.
5.	Societe BIC S.A.
6.	SBM Offshore N.V.
7.	Amplifon S.p.A.
8.	Babcock International Group PLC
9.	Biosensors International Group, Ltd.
10.	Ashtead Group PLC

8    MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Emily Baker, Eric Citerne, CFA, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned –11.89% for Investor Class shares, –11.82% for Class A shares and –12.57% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned –11.59%. All share classes underperformed the –4.01% return of the average Lipper1 international small/mid-cap growth fund and the –2.01% return of the MSCI World Ex U.S. Small Cap Index2 during the 12 months ended October 31, 2011. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Small-cap equity markets outside the U.S. declined amid an environment of heightened volatility, as investors assessed multiple threats to the global economy, including fallout from the European sovereign debt crisis. Losses from several consumer-oriented stock holdings hurt the Fund’s results relative to the MSCI World Ex U.S. Small Cap Index. Exposure to select Chinese and Brazilian stocks that are not in the benchmark also hindered the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest contributions to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index were industrials, health care and telecommunication services. (Contributions take weightings and total returns into account.) The Fund benefited from overweight positions in each of these sectors and from stock selection in industrials. Although Fund returns for the health care sector were negative, the Fund’s health care holdings declined less than health care positions in the benchmark.

During the reporting period, the sectors that detracted the most from the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index were consumer discretionary, consumer staples and financials, primarily because of stock selection in each. Each of these sectors had negative returns in the Fund.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, French specialty chemicals company Rhodia, Japanese Internet software & services company Gree and Japanese construction & engineering firm JGC were the strongest positive contributors to the Fund’s performance.

Shares of Rhodia advanced after the company agreed to be acquired by its Belgian rival Solvay. Gree, a company that provides social games to 25 million mobile online users, had exceptionally strong returns during the reporting period. JGC, an industrial engineering company for the energy sector, also generated strong returns and saw growing demand for its services.

On an absolute basis, Asian Bamboo, a Germany-based supplier of furniture, food and construction materials; Canadian oil and natural gas producer Crew Energy; and Chinese sofa and recliner manufacturing company Man Wah Holdings were the greatest detractors from the Fund’s performance during the reporting period.

Asian Bamboo, which harvests bamboo primarily in China, was hurt during the reporting period by weak demand for trees and fiber. Crew Energy experienced meaningful weather delays from heavy rainfall that resulted in lower-than-expected production during early 2011. Man Wah Holdings was hurt by higher prices for raw materials during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period was Babcock International Group, a U.K. company that provides support services and facilities management to a variety of industries. We were attracted to the company’s growing pipeline of opportunities. The Fund also purchased shares of Societe BIC, a French manufacturer of consumer products such as lighters, shavers, stationery and pens. In our view, Societe BIC, has been benefiting from stable sales growth in developed markets, strong exposure to higher-growth emerging markets, and restructuring within its promotional product business.

We sold the Fund’s position in Rhodia, after the company accepted an acquisition offer from Solvay. In the industrials sector, we sold the Fund’s position in Italian construction & engineering firm Maire Tecnimot following reports of structural problems with some of the company’s power contracts in Latin America.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.

mainstayinvestments.com    9

How did the Fund’s sector weightings change during the reporting period?

The only sector with a substantial increase in its weighting during the reporting period was health care. We modestly increased the Fund’s weightings in the telecommunication services and utilities sectors during the reporting period.

The Fund reduced its overweight exposure to the industrials sector. The Fund’s weightings in the consumer discretionary, consumer staples, financials and materials sectors were also reduced. At the end of the reporting period, the Fund held underweight positions relative to the MSCI World Ex U.S. Small Cap Index in each of these sectors.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund’s most substantially overweight sector positions relative to the MSCI World Ex U.S. Small Cap Index were in health care, industrials and energy. As of the same date, the Fund’s most substantially underweight sector positions relative to the benchmark were in financials, materials and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch International Small Cap Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 92.8%†

Australia 2.7%
Centamin Egypt, Ltd. (Metals & Mining) (a)	592,300	$1,022,078
Challenger, Ltd. (Diversified Financial Services)	116,900	550,772
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	55,550	1,140,055
Monadelphous Group, Ltd. (Construction & Engineering)	33,150	629,462
Pacific Brands, Ltd. (Distributors)	728,100	449,644
SAI Global, Ltd. (Professional Services)	600,874	2,976,111
Western Areas NL (Metals & Mining)	90,300	528,616

		7,296,738

Austria 0.8%
Andritz A.G. (Machinery)	24,600	2,170,935

Belgium 1.1%
Telenet Group Holding N.V. (Diversified Telecommunication Services) (a)	77,832	2,992,550

Bermuda 3.6%
X Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (a)	3,237,900	3,604,757
Dockwise, Ltd. (Energy Equipment & Services) (a)	112,750	1,794,707
Huabao International Holdings, Ltd. (Chemicals)	597,000	379,073
Lancashire Holdings, Ltd. (Insurance)	285,400	3,269,471
Peace Mark Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)(c)	1,118,750	1,440
Ship Finance International, Ltd. (Oil, Gas & Consumable Fuels)	39,800	569,538

		9,618,986

Brazil 4.9%
BR Properties S.A. (Real Estate Management & Development)	136,700	1,377,470
Diagnosticos da America S.A. (Health Care Providers & Services)	358,400	2,849,498
X Localiza Rent a Car S.A. (Road & Rail)	372,600	5,631,808
Mills Estruturas e Servicos de Engenharia S.A. (Trading Companies & Distributors)	259,100	2,588,208
Rossi Residencial S.A. (Household Durables)	101,550	641,767

		13,088,751

British Virgin Islands 0.6%
Playtech, Ltd. (Software)	381,550	1,668,693

Canada 9.2%
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders) (c)	97,100	545,533
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	359,033	2,017,141
ARC Resources, Ltd. (Oil, Gas & Consumable Fuels)	55,350	1,407,698
Aurizon Mines, Ltd. (Metals & Mining) (a)	209,700	1,186,564
Calfrac Well Services, Ltd. (Energy Equipment & Services)	36,500	1,131,527
Capstone Mining Corp. (Metals & Mining) (a)	243,000	824,018
CCL Industries, Inc. Class B (Containers & Packaging)	48,050	1,397,994
Cott Corp. (Beverages) (a)	192,350	1,350,840
Crew Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	284,200	3,124,988
Detour Gold Corp. (Metals & Mining) (a)	65,900	2,181,791

Dorel Industries, Inc. Class B (Household Durables)	25,850	628,647
Gluskin Sheff + Associates, Inc. (Capital Markets)	24,850	402,636
Great Canadian Gaming Corp. (Hotels, Restaurants & Leisure) (a)	85,700	705,031
Laurentian Bank of Canada (Commercial Banks)	32,500	1,499,223
Paramount Resources, Ltd. (Oil, Gas & Consumable Fuels) (a)	65,650	2,388,889
Provident Energy, Ltd. (Oil, Gas & Consumable Fuels)	61,350	555,797
SEMAFO, Inc. (Metals & Mining) (a)	175,239	1,344,949
SouthGobi Resources, Ltd. (Oil, Gas & Consumable Fuels) (a)	206,250	1,721,595

		24,414,861

Cayman Islands 3.7%
China High Precision Automation Group, Ltd. (Electronic Equipment & Instruments) (c)	2,809,600	1,000,140
China ZhengTong Auto Services Holdings, Ltd. (Specialty Retail) (a)	1,641,500	1,737,975
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments)	277,000	929,339
New World Department Store China, Ltd. (Multiline Retail)	1,062,000	689,625
Shenguan Holdings Group, Ltd. (Food Products)	3,252,000	1,751,664

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Cayman Islands (continued)

Sino Biopharmaceutical, Ltd. (Biotechnology)	6,345,750	$1,923,350
Xingda International Holdings, Ltd. (Metals & Mining)	3,053,000	1,737,611

		9,769,704

China 0.5%
Dalian Port PDA Co., Ltd. (Transportation Infrastructure)	2,116,426	543,763
Lianhua Supermarket Holdings Co., Ltd. (Food & Staples Retailing)	118,000	189,721
Shandong Weigao Group Medical Polymer Co., Ltd. (Health Care Equipment & Supplies)	484,000	499,603

		1,233,087

Denmark 0.8%
Christian Hansen Holding A/S (Chemicals)	93,450	2,028,403

France 7.0%
Alten, Ltd. (IT Services)	100,800	2,855,417
Altran Technologies S.A. (IT Services) (a)	651,100	3,278,626
Eurofins Scientific (Life Sciences Tools & Services)	23,050	2,053,920
Guyenne et Gascogne S.A. (Food & Staples Retailing)	4,000	457,212
IPSOS (Media)	77,250	2,529,430
Mersen (Electrical Equipment)	44,550	1,728,443
Saft Groupe S.A. (Electrical Equipment)	22,806	692,301
X Societe BIC S.A. (Commercial Services & Supplies)	54,900	4,897,598

		18,492,947

Germany 1.7%
GFK SE (Media)	31,650	1,447,617
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	19,505	598,142
Morphosys A.G. (Life Sciences Tools & Services) (a)	99,800	2,421,705
Software A.G. (Software)	3,800	157,485

		4,624,949

Hong Kong 0.8%
Television Broadcasts, Ltd. (Media)	220,000	1,263,664
Vitasoy International Holdings, Ltd. (Food Products)	1,256,000	884,888

		2,148,552

Ireland 0.1%
Smurfit Kappa Group PLC (Containers & Packaging) (a)	54,300	370,452

Italy 5.5%
X Amplifon S.p.A. (Health Care Providers & Services)	822,100	3,940,331
Astaldi S.p.A (Construction & Engineering)	111,298	654,448
Danieli & Co. S.p.A. (Machinery)	72,500	983,913
Exor S.p.A. (Diversified Financial Services)	51,164	1,114,346
Mediolanum S.p.A. (Insurance)	315,250	1,210,522
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (a)	90,100	744,409
Salvatore Ferragamo Italia S.p.A (Textiles, Apparel & Luxury Goods) (a)	185,870	2,986,230
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	28,519	2,841,974

		14,476,173

Japan 16.1%
Air Water, Inc. (Chemicals)	137,160	1,741,478
Daicel Corp. (Chemicals)	216,000	1,226,064
GMO internet, Inc. (Internet Software & Services)	270,600	1,171,119
Gree, Inc. (Internet Software & Services)	80,600	2,628,659
X JGC Corp. (Construction & Engineering)	220,750	6,197,788
Kansai Paint Co., Ltd. (Chemicals)	118,440	1,114,181
McDonald’s Holdings Co. Japan, Ltd. (Hotels, Restaurants & Leisure)	106,500	2,816,841
Nabtesco Corp. (Machinery)	125,100	2,732,719
NET One Systems Co., Ltd. (IT Services)	586	1,533,386
Nifco, Inc./Japan (Auto Components)	119,750	3,135,512
Nippon Shokubai Co, Ltd. (Chemicals)	175,000	1,784,604
Oracle Corp. Japan (Software)	9,500	327,481
ORIX Corp. (Diversified Financial Services)	4,400	384,451
Osaka Securities Exchange Co., Ltd. (Diversified Financial Services)	150	707,357
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	43,400	1,618,352
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	38,100	3,568,464
Sohgo Security Services Co., Ltd. (Commercial Services & Supplies)	62,500	654,592
Start Today Co., Ltd. (Internet & Catalog Retail)	43,700	922,988
Sundrug Co., Ltd. (Food & Staples Retailing)	98,300	2,907,610
X Sysmex Corp. (Health Care Equipment & Supplies)	169,200	5,571,967

		42,745,613

Luxembourg 2.3%
L’Occitane International S.A. (Specialty Retail)	536,950	1,178,230
X Subsea 7 S.A. (Energy Equipment & Services) (a)	233,851	5,049,908

		6,228,138

The notes to the financial statements are an integral part of,

12 MainStay Epoch International Small Cap Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Netherlands 6.3%
BinckBank N.V. (Capital Markets)	136,450	$1,577,609
Core Laboratories N.V. (Energy Equipment & Services)	24,250	2,625,305
Delta Lloyd N.V. (Insurance)	91,400	1,602,219
Imtech N.V. (Construction & Engineering)	111,450	3,276,808
Koninklijke Vopak N.V. (Transportation Infrastructure)	46,850	2,414,116
X SBM Offshore N.V. (Energy Equipment & Services)	207,521	4,561,908
Ten Cate N.V. (Textiles, Apparel & Luxury Goods)	17,615	602,736

		16,660,701

Norway 0.8%
Marine Harvest (Food Products)	288,600	128,625
Petroleum Geo-Services ASA (Energy Equipment & Services) (a)	111,550	1,213,344
Sparebank 1 SR Bank (Commercial Banks)	90,696	754,546

		2,096,515

Republic of Korea 2.2%
BS Financial Group, Inc. (Commercial Banks) (a)	182,520	2,017,727
Glovis Co., Ltd. (Air Freight & Logistics)	14,926	2,801,583
LIG Insurance Co., Ltd. (Insurance)	52,800	1,126,515

		5,945,825

Spain 1.0%
Ebro Puleva S.A. (Food Products)	9,541	193,331
Obrascon Huarte Lain S.A. (Construction & Engineering)	85,440	2,381,168

		2,574,499

Switzerland 2.6%
EFG International A.G. (Capital Markets) (a)	141,250	1,179,702
Helvetia Holding A.G. (Insurance)	5,400	1,958,557
Partners Group Holding A.G. (Capital Markets)	8,200	1,531,960
Sulzer A.G. (Machinery)	2,050	238,795
Temenos Group A.G. Registered (Software) (a)	98,124	1,857,913

		6,766,927

Taiwan 1.2%
First Steamship Co., Ltd. (Marine)	297,000	494,968
Tong Yang Industry Co., Ltd. (Auto Components)	158,360	152,377
TXC Corp. (Electronic Equipment & Instruments)	1,233,629	1,435,419
WPG Holdings, Ltd. (Electronic Equipment & Instruments)	986,532	1,193,021

		3,275,785

United Kingdom 17.3%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	1,607,850	2,545,478
Aggreko PLC (Commercial Services & Supplies)	23,726	648,698
X Ashtead Group PLC (Trading Companies & Distributors)	1,453,350	3,601,282
X Babcock International Group PLC (Commercial Services & Supplies)	341,650	3,845,334
Bovis Homes Group PLC (Household Durables)	65,200	491,994
Cookson Group PLC (Industrial Conglomerates)	154,750	1,190,770

Domino’s Pizza UK & IRL PLC (Hotels, Restaurants & Leisure)	238,550	1,747,192
FirstGroup PLC (Road & Rail)	350,450	1,871,328
Homeserve PLC (Commercial Services & Supplies)	475,115	2,662,354
Informa PLC (Media)	327,747	1,904,389
Intermediate Capital Group PLC (Capital Markets)	794,850	3,115,324
Intertek Group PLC (Professional Services)	63,650	2,091,135
Jazztel PLC (Diversified Telecommunication Services) (a)	481,072	2,763,393
Meggitt PLC (Aerospace & Defense)	520,200	3,205,177
Micro Focus International PLC (Software)	120,000	648,352
Millennium & Copthorne Hotels PLC (Hotels, Restaurants & Leisure)	263,600	1,886,240
Misys PLC (Software) (a)	122,531	572,137
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	303,200	1,782,841
Restaurant Group PLC (Hotels, Restaurants & Leisure)	664,300	3,193,775
Rexam PLC (Containers & Packaging)	130,500	721,463
SThree PLC (Professional Services)	585,194	2,668,150
Whitbread PLC (Hotels, Restaurants & Leisure)	109,100	2,894,792

		46,051,598

Total Common Stocks (Cost $248,822,196)		246,741,382

Preferred Stock 1.1%

Germany 1.1%
ProSiebenSat.1 Media A.G. 0.09% (Media)	135,950	2,869,255

Total Preferred Stock (Cost $2,789,236)		2,869,255

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Short-Term Investment 5.3%

Repurchase Agreement 5.3%
United States 5.3%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $14,170,294 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $14,425,000 and a Market Value of $14,454,066) (Capital Markets)	$14,170,290	$14,170,290

Total Short-Term Investment (Cost $14,170,290)		14,170,290

Total Investments (Cost $265,781,722) (d)	99.2%	263,780,927
Other Assets, Less Liabilities	0.8	2,090,925
Net Assets	100.0%	$265,871,852

(a)	Non-income producing security.
(b)	Illiquid security. The total market value of this security at October 31, 2011 is $1,440, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	Fair valued security. The total market value of these securities at October 31, 2011 is $1,547,113, which represents 0.6% of the Fund’s net assets.
(d)	At October 31, 2011, cost is $268,322,079 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$19,436,313
Gross unrealized depreciation	(23,977,465)

Net unrealized depreciation	$(4,541,152)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)(c)	$41,175,000	$204,019,269	$1,547,113	$246,741,382
Preferred Stocks	—	2,869,255	—	2,869,255
Short-Term Investment Repurchase Agreement	—	14,170,290	—	14,170,290

Total Investments in Securities	$41,175,000	$221,058,814	$1,547,113	$263,780,927

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 1 assets represents securities listed under Brazil and Canada, the following common stock securities whose primary exchange is the New York Stock Exchange: Ship Finance International, LTD., under Bermuda and Core Laboratories N.V., under Netherlands and the following common stock security whose primary exchange is the Toronto Stock Exchange: Centamin Egypt, Ltd. under Australia.

(c)	The Level 3 securities valued at $1,547,113 are securities listed under Bermuda the Textiles, Apparel & Luxury Goods industry, Canada and Independent Power Producers & Energy Traders industry and Cayman Islands the Electronic Equipment and Instruments industry within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $104,847,207 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

The notes to the financial statements are an integral part of,

14 MainStay Epoch International Small Cap Fund	and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Common Stock
Bermuda	$1,443	$—	$—	$(3)	$—	$—	$—	$—	$1,440	$(3)
Canada	—	—	—	16,849	528,684	—	—	—	545,533	16,849
Cayman Islands	—	—	(5,219)	(971,588)	2,073,824	(96,877)	—	—	1,000,140	(971,588)

Total	$1,443	$—	$(5,219)	$(954,742)	$2,602,508	$(96,877)	$—	$—	$1,547,113	$(954,742)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments October 31, 2011 (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$3,205,177	1.2%
Air Freight & Logistics	2,801,583	1.1
Auto Components	3,287,889	1.2
Beverages	1,350,840	0.5
Biotechnology	1,923,350	0.7
Capital Markets	21,977,521	8.3
Chemicals	8,273,803	3.1
Commercial Banks	4,271,496	1.6
Commercial Services & Supplies	12,708,576	4.8
Construction & Engineering	13,139,674	4.9
Containers & Packaging	2,489,909	0.9
Distributors	449,644	0.2
Diversified Financial Services	2,756,926	1.0
Diversified Telecommunication Services	5,755,943	2.2
Electrical Equipment	2,420,744	0.9
Electronic Equipment & Instruments	4,557,919	1.7
Energy Equipment & Services	16,376,699	6.2
Food & Staples Retailing	3,554,543	1.3
Food Products	2,958,508	1.1
Health Care Equipment & Supplies	9,676,327	3.6
Health Care Providers & Services	6,789,829	2.6
Hotels, Restaurants & Leisure	14,383,926	5.4
Household Durables	1,762,408	0.7
Independent Power Producers & Energy Traders	2,562,674	1.0
Industrial Conglomerates	1,190,770	0.4
Insurance	9,167,284	3.5
Internet & Catalog Retail	922,988	0.3
Internet Software & Services	3,799,778	1.4
IT Services	7,667,429	2.9
Life Sciences Tools & Services	4,475,625	1.7
Machinery	6,126,362	2.3
Marine	494,968	0.2
Media	10,014,355	3.8
Metals & Mining	8,825,627	3.3
Multiline Retail	689,625	0.3
Oil, Gas & Consumable Fuels	14,096,824	5.3
Pharmaceuticals	5,186,816	2.0
Professional Services	7,735,396	2.9
Real Estate Management & Development	1,377,470	0.5
Road & Rail	7,503,136	2.8
Software	5,232,061	2.0
Specialty Retail	2,916,205	1.1
Textiles, Apparel & Luxury Goods	7,176,789	2.7
Trading Companies & Distributors	6,189,490	2.3
Transportation Infrastructure	3,556,021	1.3

	263,780,927	99.2
Other Assets, Less Liabilities	2,090,925	0.8

Net Assets	$265,871,852	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

16 MainStay Epoch International Small Cap Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $265,781,722)	$263,780,927
Cash denominated in foreign currencies (identified cost $3,427,432)	3,496,651
Receivables:
Investment securities sold	928,477
Dividends and interest	504,312
Fund shares sold	55,323
Other assets	42,922

Total assets	268,808,612

Liabilities
Payables:
Fund shares redeemed	1,782,342
Investment securities purchased	790,807
Manager (See Note 3)	243,601
Transfer agent (See Note 3)	66,915
Professional fees	22,459
Shareholder communication	21,418
Custodian	4,052
NYLIFE Distributors (See Note 3)	3,084
Trustees	999
Accrued expenses	1,083

Total liabilities	2,936,760

Net assets	$265,871,852

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,818
Additional paid-in capital	353,982,505

353,998,323
Distributions in excess of net investment income	(523,366)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(85,681,446)
Net unrealized appreciation (depreciation) on investments	(2,000,795)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	79,136

Net assets	$265,871,852

Investor Class
Net assets applicable to outstanding shares	$807,493

Shares of beneficial interest outstanding	49,529

Net asset value per share outstanding	$16.30
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.25

Class A
Net assets applicable to outstanding shares	$5,260,761

Shares of beneficial interest outstanding	322,183

Net asset value per share outstanding	$16.33
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.28

Class C
Net assets applicable to outstanding shares	$2,064,029

Shares of beneficial interest outstanding	127,933

Net asset value and offering price per share outstanding	$16.13

Class I
Net assets applicable to outstanding shares	$257,739,569

Shares of beneficial interest outstanding	15,318,658

Net asset value and offering price per share outstanding	$16.83

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$4,785,446
Interest	1,680

Total income	4,787,126

Expenses
Manager (See Note 3)	2,464,551
Transfer agent (See Note 3)	407,693
Custodian	127,071
Professional fees	73,841
Registration	72,197
Shareholder communication	43,589
Distribution/Service—Investor Class (See Note 3)	1,625
Distribution/Service—Class A (See Note 3)	19,193
Distribution/Service—Class C (See Note 3)	20,129
Trustees	6,390
Miscellaneous	28,990

Total expenses	3,265,269

Net investment income (loss)	1,521,857

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	25,668,601
Foreign currency transactions	(425,657)

Net realized gain (loss) on investments and foreign currency transactions	25,242,944

Net change in unrealized appreciation (depreciation) on:
Investments	(55,553,604)
Translation of other assets and liabilities in foreign currencies	50,336

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(55,503,268)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(30,260,324)

Net increase (decrease) in net assets resulting from operations	$(28,738,467)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $383,914.

The notes to the financial statements are an integral part of,

18 MainStay Epoch International Small Cap Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the year ended October 31, 2011, the period January 1, 2010 through October 31, 2010 (a) and the year ended December 31, 2009

	2011	2010		2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,521,857	$440,483		$1,009,249
Net realized gain (loss) on investments and foreign currency transactions	25,242,944	7,190,724		(57,165,310)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(55,503,268)	24,082,286		111,359,387

Net increase (decrease) in net assets resulting from operations	(28,738,467)	31,713,493		55,203,326

Dividends to shareholders:
From net investment income:
Investor Class	(10,628)	—		—
Class A	(146,228)	—		—
Class C	(33,623)	—		—
Class I	(4,673,999)	—		—

Total dividends to shareholders	(4,864,478)	—		—

Capital share transactions:
Net proceeds from sale of shares	183,028,323	38,685,793		79,648,838
Net asset value of shares issued to shareholders in reinvestment of dividends	4,590,954	—		—
Cost of shares redeemed	(74,006,832)	(54,910,830	)(b)	(115,080,875	)(b)

Increase (decrease) in net assets derived from capital share transactions	113,612,445	(16,225,037)		(35,432,037)

Net increase (decrease) in net assets	80,009,500	15,488,456		19,771,289

Net Assets
Beginning of period	185,862,352	170,373,896		150,602,607

End of period	$265,871,852	$185,862,352		$170,373,896

Net investment income (loss) at end of period	$(523,366)	$1,706,276		$1,018,573

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	Cost of shares redeemed net of redemption fees of $78 and $1 for the ten-month period ended October 31, 2010 and the year ended December 31, 2009, respectively. (See Note 2(K))

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Investor Class
		January 1,		November 16,
	Year	2010		2009**
	ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)		—

Total from investment operations	(2.18)	3.16		(0.30)

Less dividends:
From net investment income	(0.49)	—		—

Redemption fee (b)	—	—		0.00	‡

Net asset value at end of period	$16.30	$18.97		$15.81

Total investment return (c)	(11.89%)	19.99	% (d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.30	%††	0.15	% ††
Net expenses	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	69%	41%		105%
Net assets at end of period (in 000’s)	$807	$303		$31

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

20 MainStay Epoch International Small Cap Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
		January 1,					August 2,
	Year	2010					2006**
	ended	through					through
	October 31,	October 31,		Year ended December 31,			December 31,
	2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$18.95	$15.80		$10.98	$23.39	$23.49	$21.20

Net investment income (loss)	0.10 (a)	0.02	(a)	0.06 (a)	0.03 (a)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.24)	3.14		4.76	(11.51)	3.39	3.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)		—	—	—	—

Total from investment operations	(2.17)	3.15		4.82	(11.48)	3.35	3.61

Less dividends and distributions:
From net investment income	(0.45)	—		—	—	(0.01)	(0.00		)‡
From net realized gain on investments	—	—		—	(0.94)	(3.48)	(1.32)

Total dividends and distributions	(0.45)	—		—	(0.94)	(3.49)	(1.32)

Redemption fee (b)	—	—		0.00 ‡	0.01	0.04	—

Net asset value at end of period	$16.33	$18.95		$15.80	$10.98	$23.39	$23.49

Total investment return (c)	(11.82%)	19.94	% (d)	43.90%	(49.01%)	14.54%	17.10%	(d	)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%	0.12	%††	0.42%	0.17%	(0.10%)	(0.41		%)††
Net expenses	1.69%	1.89	%††	1.83%	1.74%	1.70%	1.80		% ††
Expenses (before waiver/reimbursement)	1.69%	1.92	%††	1.83%	1.74%	1.70%	1.80		% ††
Portfolio turnover rate	69%	41%		105%	107%	140%	75%
Net assets at end of period (in 000’s)	$5,261	$5,175		$2,749	$1,098	$2,858	$268

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class C
		January 1,		November 16,
	Year	2010		2009**
	ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$18.84	$15.79		$16.11

Net investment income (loss) (a)	(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)		—

Total from investment operations	(2.30)	3.05		(0.32)

Less dividends:
From net investment income	(0.41)	—		—

Redemption fee (b)	—	—		0.00	‡

Net asset value at end of period	$16.13	$18.84		$15.79

Total investment return (c)	(12.57%)	19.32	% (d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	69%	41%		105%
Net assets at end of period (in 000’s)	$2,064	$1,476		$25

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

22 MainStay Epoch International Small Cap Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
		January 1,
	Year	2010
	ended	through
	October 31,	October 31,		Year ended December 31,
	2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$19.51	$16.24		$11.16	$23.77	$23.91	$18.26

Net investment income (loss)	0.13 (a)	0.04	(a)	0.09 (a)	0.06 (a)	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(2.29)	3.24		4.99	(11.69)	3.31	7.00
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)		—	—	—	—

Total from investment operations	(2.19)	3.27		5.08	(11.63)	3.35	6.99

Less dividends and distributions:
From net investment income	(0.49)	—		—	(0.04)	(0.01)	(0.02)
From net realized gain on investments	—	—		—	(0.94)	(3.48)	(1.32)

Total dividends and distributions	(0.49)	—		—	(0.98)	(3.49)	(1.34)

Redemption fee (b)	—	—		—	0.00 ‡	—	—

Net asset value at end of period	$16.83	$19.51		$16.24	$11.16	$23.77	$23.91

Total investment return (c)	(11.59%)	20.14	% (d)	45.52%	(48.89%)	14.12%	38.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	0.31	%††	0.67%	0.30%	0.15%	0.11%
Net expenses	1.44%	1.65	%††	1.60%	1.49%	1.45%	1.55%
Expenses (before reimbursement/waiver)	1.44%	1.67	%††	1.60%	1.49%	1.45%	1.55%
Portfolio turnover rate	69%	41%		105%	107%	140%	75%
Net assets at end of period (in 000’s)	$257,740	$178,909		$167,568	$149,505	$451,242	$286,841

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch International Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

24    MainStay Epoch International Small Cap Fund

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $1,547,113 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the Fund were fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of

mainstayinvestments.com    25

Notes to Financial Statements (continued)

limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights or warrants.

(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market

26    MainStay Epoch International Small Cap Fund

value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(K) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the period ended October 31, 2010 and year ended December 31, 2009.

(L) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net realized gain (loss) on security transactions	$140,751	$140,751

Total Net Realized Gain (Loss)		$140,751	$140,751

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	15,250	15,250

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (”Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.75% and Class I, 1.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares,

mainstayinvestments.com    27

Notes to Financial Statements (continued)

to Investor Class and Class C shares of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period November 14, 2009 through February 28, 2011, New York Life Investments had agreed to reimburse Class A and Class I shares of the Fund so that total ordinary operating expenses for Class A and Class I shares did not exceed the following percentages of average daily net assets: Class A, 1.89% and Class I, 1.65%. New York Life Investments applied an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $2,464,551.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,084 and $4,176, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $275 and $1,020, respectively for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$1,639

Class A	13,854

Class C	5,019

Class I	387,181

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$25,933	3.2%

Class C	25,556	1.2

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $2,743. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$511,714	$(84,183,746)	$—	$(4,454,439)	$(88,126,471)

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, marking to market of foreign currency forward contracts and passive foreign investment company (“PFIC”) adjustments.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from

28    MainStay Epoch International Small Cap Fund

permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$1,112,979	$(1,112,979)	$—

The reclassifications for the Fund is primarily due to foreign currency gain (loss) and PFIC gain (loss).

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $84,183,746 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$17,420
2017	66,764

Total	$84,184

The Fund utilized $23,674,514 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011, period ended October 31, 2010 and year ended December 31, 2009 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010	2009

Distributions paid from:
Ordinary Income	$4,864,478	$—	$—

Note 5–Foreign Currency Transactions

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Australian Dollar	AUD	1,676,599	USD	1,702,473	USD	1,766,968

Brazilian Real	BRL	98,969		54,348		57,646

Canadian Dollar	CAD	48,047		47,817		48,203

Euro	EUR	42,493		59,269		58,797

Hong Kong Dollar	HKD	1,991,515		255,892		256,348

Japanese Yen	JPY	41,686,311		539,035		533,209

New Taiwan Dollar	TWD	4,942,332		162,432		165,196

Pound Sterling	GBP	368,285		588,870		592,166

South Korean Won	KRW	6,681		6		6

Swedish Krona	SEK	48		7		7

Swiss Franc	CHF	15,893		17,283		18,105

Total			USD	3,427,432	USD	3,496,651

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an

mainstayinvestments.com    29

Notes to Financial Statements (continued)

additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $243,876 and $149,081, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	34,675	$676,235
Shares issued to shareholders in reinvestment of dividends	548	10,564
Shares redeemed	(12,114)	(219,880)

Net increase (decrease) in shares outstanding before conversion	23,109	466,919
Shares converted into Investor Class (See Note 1)	13,809	218,085
Shares converted from Investor Class (See Note 1)	(3,371)	(64,863)

Net increase (decrease)	33,547	$620,141

Ten-month period ended October 31, 2010:
Shares sold	13,339	$215,984
Shares redeemed	(468)	(7,323)

Net increase (decrease) in shares outstanding before conversion	12,871	208,661
Shares converted into Investor Class (See Note 1)	2,046	34,741
Shares converted from Investor Class (See Note 1)	(927)	(16,242)

Net increase (decrease)	13,990	$227,160

Period ended December 31, 2009 (a):
Shares sold	2,315	$36,932
Shares redeemed	(323)	(5,029)

Net increase (decrease)	1,992	$31,903

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	341,855	$6,674,113
Shares issued to shareholders in reinvestment of dividends	6,720	129,495
Shares redeemed	(288,979)	(5,196,906)

Net increase (decrease) in shares outstanding before conversion	59,596	1,606,702
Shares converted into Class A (See Note 1)	3,367	64,863
Shares converted from Class A (See Note 1)	(13,791)	(218,085)

Net increase (decrease)	49,172	$1,453,480

Ten-month period ended October 31, 2010:
Shares sold	161,069	$2,637,725
Shares redeemed	(60,905)	(981,161)

Net increase (decrease) in shares outstanding before conversion	100,164	1,656,564
Shares converted into Class A (See Note 1)	928	16,242
Shares converted from Class A (See Note 1)	(2,047)	(34,741)

Net increase (decrease)	99,045	$1,638,065

Year ended December 31, 2009:
Shares sold	96,215	$1,346,882
Shares redeemed	(22,168)	(300,828)

Net increase (decrease)	74,047	$1,046,054

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	59,715	$1,166,991
Shares issued to shareholders in reinvestment of dividends	1,687	32,362
Shares redeemed	(11,797)	(205,160)

Net increase (decrease)	49,605	$994,193

Ten-month period ended October 31, 2010:
Shares sold	76,775	$1,234,848

Net increase (decrease)	76,775	$1,234,848

Period ended December 31, 2009 (a):
Shares sold	1,553	$25,019

Net increase (decrease)	1,553	$25,019

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	9,428,072	$174,510,984
Shares issued to shareholders in reinvestment of dividends	222,933	4,418,533
Shares redeemed	(3,501,826)	(68,384,886)

Net increase (decrease)	6,149,179	$110,544,631

Ten-month period ended October 31, 2010:
Shares sold	2,105,632	$34,597,236
Shares redeemed	(3,254,522)	(53,922,346)

Net increase (decrease)	(1,148,890)	$(19,325,110)

Year ended December 31, 2009:
Shares sold	6,676,243	$78,240,005
Shares redeemed	(9,749,184)	(114,775,018)

Net increase (decrease)	(3,072,941)	$(36,535,013)

(a)	Investor Class shares and Class C shares were first offered on November 16, 2009.

30    MainStay Epoch International Small Cap Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch International Small Cap Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch International Small Cap Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

32    MainStay Epoch International Small Cap Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $3,993,285 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2011:

•	the total amount of taxes paid to foreign countries was $372,951

•	the total amount of income sourced from foreign countries was $5,169,360

In February 2012, shareholders will receive an IRS From 1099-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amount that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and
Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    33

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

34    MainStay Epoch International Small Cap Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    35

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

36    MainStay Epoch International Small Cap Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    37

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

38    MainStay Epoch International Small Cap Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25007 MS284-11	MSEISC11-12/11 NF4

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	14

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	26

Federal Income Tax Information	27

Proxy Voting Policies and Procedures and Proxy Voting Record	27

Shareholder Reports and Quarterly Portfolio Disclosure	27

Board Members and Officers	28

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–1.22%	–1.35%	1.36%	1.69%
		Excluding sales charges	4.53	–0.23	1.93	1.69

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–0.81	–1.06	1.51	1.19
		Excluding sales charges	4.96	0.06	2.08	1.19

Class B Shares[4]	Maximum 5% CDSC	With sales charges	–1.23	–1.36	1.16	2.44
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	3.77	–1.00	1.16	2.44

Class C Shares[4]	Maximum 1% CDSC	With sales charges	2.77	–1.00	1.17	2.44
	if Redeemed Within One Year of Purchase	Excluding sales charges	3.77	–1.00	1.17	2.44

Class I Shares	No Sales Charge		5.20	0.43	2.48	0.94

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Russell 3000® Index[5]	7.90%	0.55%	4.37%

Average Lipper Multi-Cap Core Fund[6]	4.77	0.14	4.50

5.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$886.30	$7.46	$1,017.30	$7.98

Class A Shares	$1,000.00	$887.80	$5.47	$1,019.40	$5.85

Class B Shares	$1,000.00	$882.60	$11.01	$1,013.50	$11.77

Class C Shares	$1,000.00	$882.70	$11.01	$1,013.50	$11.77

Class I Shares	$1,000.00	$888.90	$4.28	$1,020.70	$4.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.57% for Investor Class, 1.15% for Class A, 2.32% for Class B and Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

Health Care Providers & Services	7.7%
Software	7.3
Oil, Gas & Consumable Fuels	7.0
Chemicals	5.3
Capital Markets	5.2
Energy Equipment & Services	4.5
Machinery	4.3
Pharmaceuticals	4.1
Media	3.8
IT Services	3.7
Computers & Peripherals	3.5
Specialty Retail	3.5
Aerospace & Defense	3.2
Semiconductors & Semiconductor Equipment	2.8
Auto Components	2.4
Distributors	2.3
Insurance	2.2
Multi-Utilities	2.0
Food Products	1.9
Diversified Financial Services	1.8
Commercial Services & Supplies	1.7
Life Sciences Tools & Services	1.7
Consumer Finance	1.6
Internet Software & Services	1.6
Diversified Telecommunication Services	1.5
Hotels, Restaurants & Leisure	1.4
Electronic Equipment & Instruments	1.3
Paper & Forest Products	1.3
Building Products	1.1
Road & Rail	1.1
Real Estate Investment Trusts	1.0
Commercial Banks	0.9
Diversified Consumer Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Short-Term Investment	4.5
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Microsoft Corp.
2.	ExxonMobil Corp.
3.	Praxair, Inc.
4.	Visa, Inc. Class A
5.	Comcast Corp. Class A
6.	Laboratory Corp. of America Holdings
7.	Dana Holding Corp.
8.	Ameriprise Financial, Inc.
9.	Genuine Parts Co.
10.	Oracle Corp.

8    MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 4.53% for Investor Class shares, 4.96% for Class A shares and 3.77% for both Class B and Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 5.20%. Class A and Class I shares outperformed—and all other share classes underperformed—the 4.77% return of the average Lipper1 multi-cap core fund for the same period. All share classes underperformed the 7.90% return of the Russell 3000® Index2 for the 12 months ended October 31, 2011. The Russell 3000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The U.S. stock market rose amid an environment of heightened volatility as investors assessed multiple threats to the global economy, including fallout from the European sovereign debt crisis. A number of economically sensitive stocks, particularly in the industrials sector, had substantially negative returns. In part, these losses were due to concerns about slowing economic growth. Favorable stock selection in the materials and utilities sectors partially offset the Fund’s losses among economically sensitive stocks.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

During the reporting period, the strongest sector contributions to the Fund’s performance relative to the Russell 3000® Index came from the materials, utilities and consumer discretionary sectors. (Contributions take weightings and total returns into account.) In all three cases, the contributions were primarily due to stock selection. During the reporting period, the sectors that hindered the Fund’s relative performance included industrials, health care and financials. The impact was primarily due to stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, the largest contributions to the Fund’s performance came from natural gas distributor ONEOK, household products company Tupperware Brands and integrated oil company ExxonMobil. ONEOK experienced earnings growth amid rising natural gas volumes as the company expanded its infrastructure. Tupperware Brands, which specializes in kitchen, home and beauty products, reported brisk sales in emerging markets. ExxonMobil benefited from higher oil prices and improved margins at refineries.

During the reporting period, industrial and commercial products company Ingersoll-Rand, semiconductor company MEMC Electronic Materials and office products company Staples made the weakest contributions to the Fund’s absolute performance. Shares of Ingersoll-Rand declined after the company lowered its earnings forecast as competitors took advantage of a temporary loophole to continue using a coolant in heating, ventilation and air conditioning (HVAC) units that has been found to be harmful to the earth’s ozone layer. Silicon wafer maker MEMC Electronic Materials saw its stock weighed down by concerns about reduced government subsidies for solar panels. Staples suffered from slow spending among small- to mid-size businesses in the United States, Europe and Australia.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period was auto parts manufacturer Dana Holding. We believe that the company offers top-line exposure to a recovery in U.S. vehicle sales and to growth in commercial, agricultural and construction equipment at a price that is reasonable. Dana Holding presented a compelling opportunity as it had shed its U.S. other post-employment benefit (OPEB) costs and liabilities through bankruptcy, which the company exited in 2008, positioning the company with a competitive advantage over peers still carrying these burdens on their balance sheets. We purchased a position in Time Warner, a leading global media and entertainment company that owns such valuable brands as Warner Brothers Studio, HBO, CNN and People magazine. We believe that Time Warner has a good mix of businesses that enjoy high recurring revenue and low capital intensity. The company’s management has increased its focus on the continued improvement of return on invested capital.

We sold the Fund’s position in asset manager Franklin Resources as we believed investment flows into global bond funds would slow and that an extended period of low interest rates would provide additional difficulty. We used the proceeds to buy a position in asset manager BlackRock for its exposure to the growing exchange traded fund (ETF) market and its diversified business model. We also exited the Fund’s position in natural gas distributor ONEOK, which reached our valuation target after strong performance.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s weighting in the telecommunications services sector was increased, although it remained underweight relative to the Russell 3000® Index. The Fund’s weightings were also increased in the industrials and

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 3000® Index.

mainstayinvestments.com    9

materials sectors. The Fund’s weighting in the financials sector was decreased from roughly in line with the Russell 3000® Index to significantly underweight. The Fund’s weighting in the energy sector was decreased from an overweight position to one that was roughly in line with the benchmark.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund’s most substantially overweight sectors relative to the Russell 3000® Index were consumer discretionary and materials. The Fund’s diversified exposure to the consumer discretionary sector included auto suppliers and select retail companies that, in our view, provide value to consumers. As of the same date, the Fund’s most substantially underweight sector relative to the Russell 3000® Index was consumer staples. The Fund remained underweight in this sector because we believe that some consumer products companies have high valuations and may struggle to pass along higher commodity prices. As of October 31, 2011, the Fund also had a significant underweight position relative to the benchmark in the financials sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 95.7%†

Aerospace & Defense 3.2%
Boeing Co. (The)	170,200	$11,197,458
Rockwell Collins, Inc.	151,150	8,438,704

		19,636,162

Auto Components 2.4%
X Dana Holding Corp. (a)	1,022,950	14,464,513

Building Products 1.1%
Masco Corp.	702,800	6,746,880

Capital Markets 5.2%
X Ameriprise Financial, Inc.	304,200	14,200,056
BlackRock, Inc.	54,540	8,605,867
TD Ameritrade Holding Corp.	540,050	9,062,039

		31,867,962

Chemicals 5.3%
E.I. du Pont de Nemours & Co.	186,850	8,981,879
Nalco Holding Co.	147,507	5,562,489
X Praxair, Inc.	177,200	18,015,924

		32,560,292

Commercial Banks 0.9%
CIT Group, Inc. (a)	151,600	5,283,260

Commercial Services & Supplies 1.7%
Waste Management, Inc.	316,050	10,407,527

Computers & Peripherals 3.5%
Apple, Inc. (a)	29,215	11,825,648
Dell, Inc. (a)	613,950	9,706,549

		21,532,197

Consumer Finance 1.6%
American Express Co.	191,450	9,691,199

Distributors 2.3%
X Genuine Parts Co.	246,000	14,127,780

Diversified Consumer Services 0.5%
Service Corp. International	322,326	3,223,260

Diversified Financial Services 1.8%
NYSE Euronext	406,100	10,790,077

Diversified Telecommunication Services 1.5%
CenturyLink, Inc.	262,850	9,268,091

Electronic Equipment & Instruments 1.3%
Corning, Inc.	575,560	8,224,752

Energy Equipment & Services 4.5%
Cameron International Corp. (a)	186,633	9,171,145
Dril-Quip, Inc. (a)	98,247	6,395,880
National-Oilwell Varco, Inc.	166,605	11,883,935

		27,450,960

Food Products 1.9%
Corn Products International, Inc.	240,000	11,640,000

Health Care Providers & Services 7.7%
Aetna, Inc.	285,600	11,355,456
DaVita, Inc. (a)	135,900	9,513,000
X Laboratory Corp. of America Holdings (a)	176,950	14,837,257
UnitedHealth Group, Inc.	240,700	11,551,193

		47,256,906

Hotels, Restaurants & Leisure 1.4%
International Game Technology	474,650	8,349,094

Insurance 2.2%
MetLife, Inc.	388,466	13,658,465

Internet Software & Services 1.6%
Yahoo!, Inc. (a)	621,650	9,722,606

IT Services 3.7%
Fiserv, Inc. (a)	95,850	5,642,689
X Visa, Inc. Class A	181,550	16,931,353

		22,574,042

Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc. (a)	211,950	10,654,727

Machinery 4.3%
Deere & Co.	67,864	5,150,878
Ingersoll-Rand PLC	295,250	9,191,132
Wabtec Corp.	175,982	11,822,471

		26,164,481

Media 3.8%
X Comcast Corp. Class A	666,000	15,318,000
Time Warner, Inc.	232,750	8,143,922

		23,461,922

Multi-Utilities 2.0%
Wisconsin Energy Corp.	366,950	11,900,189

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Oil, Gas & Consumable Fuels 7.0%
Devon Energy Corp.	195,300	$12,684,735
X ExxonMobil Corp.	261,200	20,397,108
Occidental Petroleum Corp.	103,557	9,624,588

		42,706,431

Paper & Forest Products 1.3%
International Paper Co. (a)	279,950	7,754,615

Pharmaceuticals 4.1%
Abbott Laboratories	223,550	12,042,639
Endo Pharmaceuticals Holdings, Inc. (a)	400,750	12,948,232

		24,990,871

Real Estate Investment Trusts 1.0%
Ventas, Inc.	114,200	6,350,662

Road & Rail 1.1%
Con-way, Inc.	229,100	6,751,577

Semiconductors & Semiconductor Equipment 2.8%
Teradyne, Inc. (a)	290,300	4,157,096
Texas Instruments, Inc.	430,448	13,227,667

		17,384,763

Software 7.3%
Electronic Arts, Inc. (a)	351,050	8,197,018
X Microsoft Corp.	854,650	22,759,329
X Oracle Corp.	417,650	13,686,390

		44,642,737

Specialty Retail 3.5%
Home Depot, Inc. (The)	268,650	9,617,670
TJX Cos., Inc.	204,750	12,065,917

		21,683,587

Textiles, Apparel & Luxury Goods 0.5%
Warnaco Group, Inc. (The) (a)	64,446	3,164,299

Total Common Stocks (Cost $529,559,736)		586,086,886

	Principal
	Amount
Short-Term Investment 4.5%

Repurchase Agreement 4.5%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $27,227,792 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.90% and a maturity date of 9/12/14 with a Principal Amount of $27,720,000 and a Market Value of $27,775,856)	$27,227,784	$27,227,784

Total Short-Term Investment (Cost $27,227,784)		27,227,784

Total Investments (Cost $556,787,520) (b)	100.2%	613,314,670
Other Assets, Less Liabilities	(0.2)	(1,027,876)
Net Assets	100.0%	$612,286,794

(a)	Non-income producing security.
(b)	At October 31, 2011, cost is $557,729,811 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$73,087,334
Gross unrealized depreciation	(17,502,475)

Net unrealized appreciation	$55,584,859

The notes to the financial statements are an integral part of,

12 MainStay Epoch U.S. All Cap Fund Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$586,086,886	$—	$—	$586,086,886
Short-Term Investment
Repurchase Agreement	—	27,227,784	—	27,227,784

Total Investments in Securities	$586,086,886	$27,227,784	$—	$613,314,670

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $556,787,520)	$613,314,670
Receivables:
Investment securities sold	2,090,901
Dividends and interest	359,948
Fund shares sold	50,991
Other assets	27,491

Total assets	615,844,001

Liabilities
Payables:
Investment securities purchased	2,341,411
Fund shares redeemed	674,694
Manager (See Note 3)	428,935
Professional fees	37,814
Shareholder communication	29,882
Transfer agent (See Note 3)	22,381
NYLIFE Distributors (See Note 3)	11,459
Trustees	2,380
Custodian	979
Accrued expenses	7,272

Total liabilities	3,557,207

Net assets	$612,286,794

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,395
Additional paid-in capital	531,365,852

531,392,247
Undistributed net investment income	2,104,618
Accumulated net realized gain (loss) on investments	22,262,779
Net unrealized appreciation (depreciation) on investments	56,527,150

Net assets	$612,286,794

Investor Class
Net assets applicable to outstanding shares	$7,658,599

Shares of beneficial interest outstanding	353,256

Net asset value per share outstanding	$21.68
Maximum sales charge (5.50% of offering price)	1.26

Maximum offering price per share outstanding	$22.94

Class A
Net assets applicable to outstanding shares	$10,466,437

Shares of beneficial interest outstanding	477,418

Net asset value per share outstanding	$21.92
Maximum sales charge (5.50% of offering price)	1.28

Maximum offering price per share outstanding	$23.20

Class B
Net assets applicable to outstanding shares	$5,978,085

Shares of beneficial interest outstanding	293,478

Net asset value and offering price per share outstanding	$20.37

Class C
Net assets applicable to outstanding shares	$3,497,675

Shares of beneficial interest outstanding	171,570

Net asset value and offering price per share outstanding	$20.39

Class I
Net assets applicable to outstanding shares	$584,685,998

Shares of beneficial interest outstanding	25,099,377

Net asset value and offering price per share outstanding	$23.29

The notes to the financial statements are an integral part of,

14 MainStay Epoch U.S. All Cap Fund Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends	$9,306,861
Interest	2,377

Total income	9,309,238

Expenses
Manager (See Note 3)	5,398,212
Distribution/Service—Investor Class (See Note 3)	19,276
Distribution/Service—Class A (See Note 3)	28,844
Distribution/Service—Class B (See Note 3)	66,039
Distribution/Service—Class C (See Note 3)	40,289
Transfer agent (See Note 3)	128,439
Registration	101,511
Professional fees	91,327
Shareholder communication	60,197
Trustees	18,258
Custodian	14,545
Miscellaneous	30,769

Total expenses	5,997,706

Net investment income (loss)	3,311,532

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	27,132,719
Net change in unrealized appreciation (depreciation) on investments	(2,086,729)

Net realized and unrealized gain (loss) on investments	25,045,990

Net increase (decrease) in net assets resulting from operations	$28,357,522

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,311,532	$2,258,534
Net realized gain (loss) on investments	27,132,719	18,742,961
Net change in unrealized appreciation (depreciation) on investments	(2,086,729)	40,617,929

Net increase (decrease) in net assets resulting from operations	28,357,522	61,619,424

Dividends to shareholders:
From net investment income:
Investor Class	—	(6,765)
Class A	(23,610)	(39,351)
Class B	—	(7,024)
Class C	—	(3,879)
Class I	(2,706,237)	(1,225,428)

Total dividends to shareholders	(2,729,847)	(1,282,447)

Capital share transactions:
Net proceeds from sale of shares	189,784,981	321,911,388
Net asset value of shares issued to shareholders in reinvestment of dividends	2,664,958	1,247,383
Cost of shares redeemed	(143,361,528)	(71,515,940)

Increase (decrease) in net assets derived from capital share transactions	49,088,411	251,642,831

Net increase (decrease) in net assets	74,716,086	311,979,808

Net Assets
Beginning of year	537,570,708	225,590,900

End of year	$612,286,794	$537,570,708

Undistributed net investment income at end of year	$2,104,618	$1,539,668

The notes to the financial statements are an integral part of,

16 MainStay Epoch U.S. All Cap Fund Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
					2008**
					through
	Year ended October 31,				October 31,
	2011	2010	2009		2008
Net asset value at beginning of period	$20.74	$17.66	$15.40		$23.34

Net investment income (loss) (a)	(0.03)	(0.01)	(0.05)		(0.13)
Net realized and unrealized gain (loss) on investments	0.97	3.11	2.31		(7.81)

Total from investment operations	0.94	3.10	2.26		(7.94)

Less dividends:
From net investment income	—	(0.02)	—		—

Net asset value at end of period	$21.68	$20.74	$17.66		$15.40

Total investment return (b)	4.53%	17.56%	14.68	% (c)	(34.02	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12%)	(0.04%)	(0.29%)		(0.88	%)††
Net expenses	1.58%	1.69%	1.67%		1.64	% ††
Expenses (before waiver/reimbursement)	1.58%	1.69%	1.96%		1.66	% ††
Portfolio turnover rate	42%	41%	135%		56%
Net assets at end of period (in 000’s)	$7,659	$7,238	$6,384		$5,460

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009		2008	2007
Net asset value at beginning of year	$20.93	$17.76	$15.42		$28.85	$23.86

Net investment income (loss) (a)	0.07	0.09	0.02		(0.14)	(0.21)
Net realized and unrealized gain (loss) on investments	0.97	3.13	2.32		(11.05)	5.20

Total from investment operations	1.04	3.22	2.34		(11.19)	4.99

Less dividends and distributions:
From net investment income	(0.05)	(0.05)	—		—	—
From net realized gain on investments	—	—	—		(2.24)	—

Total dividends and distributions	(0.05)	(0.05)	—		(2.24)	—

Net asset value at end of year	$21.92	$20.93	$17.76		$15.42	$28.85

Total investment return (b)	4.96%	18.15%	15.18	% (c)	(41.88%)	20.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%	0.48%	0.13%		(0.59%)	(0.79%)
Net expenses	1.15%	1.19%	1.26%		1.39%	1.55%
Expenses (before waiver/reimbursement)	1.15%	1.19%	1.34%		1.40%	1.53	% (d)
Portfolio turnover rate	42%	41%	135%		56%	37%
Net assets at end of year (in 000’s)	$10,466	$9,749	$14,006		$12,771	$32,894

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009		2008	2007
Net asset value at beginning of year	$19.63	$16.84	$14.80		$28.03	$23.36

Net investment income (loss) (a)	(0.18)	(0.14)	(0.15)		(0.34)	(0.39)
Net realized and unrealized gain (loss) on investments	0.92	2.95	2.19		(10.65)	5.06

Total from investment operations	0.74	2.81	2.04		(10.99)	4.67

Less dividends and distributions:
From net investment income	—	(0.02)	—		—	—
From net realized gain on investments	—	—	—		(2.24)	—

Total dividends and distributions	—	(0.02)	—		(2.24)	—

Net asset value at end of year	$20.37	$19.63	$16.84		$14.80	$28.03

Total investment return (b)	3.77%	16.69%	13.78	% (c)	(42.43%)	19.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86%)	(0.77%)	(1.04%)		(1.55%)	(1.54%)
Net expenses	2.33%	2.44%	2.42%		2.34%	2.30%
Expenses (before waiver/reimbursement)	2.33%	2.44%	2.71%		2.35%	2.28	% (d)
Portfolio turnover rate	42%	41%	135%		56%	37%
Net assets at end of year (in 000’s)	$5,978	$6,362	$6,383		$6,191	$11,925

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

	Class C
	Year ended October 31,
	2011	2010	2009		2008	2007
Net asset value at beginning of year	$19.65	$16.86	$14.82		$28.06	$23.38

Net investment income (loss) (a)	(0.18)	(0.14)	(0.15)		(0.34)	(0.39)
Net realized and unrealized gain (loss) on investments	0.92	2.95	2.19		(10.66)	5.07

Total from investment operations	0.74	2.81	2.04		(11.00)	4.68

Less dividends and distributions:
From net investment income	—	(0.02)	—		—	—
From net realized gain on investments	—	—	—		(2.24)	—

Total dividends and distributions	—	(0.02)	—		(2.24)	—

Net asset value at end of year	$20.39	$19.65	$16.86		$14.82	$28.06

Total investment return (b)	3.77%	16.67%	13.77	% (c)	(42.42%)	20.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86%)	(0.79%)	(1.03%)		(1.55%)	(1.55%)
Net expenses	2.33%	2.44%	2.42%		2.34%	2.30%
Expenses (before waiver/reimbursement)	2.33%	2.44%	2.71%		2.35%	2.28	% (d)
Portfolio turnover rate	42%	41%	135%		56%	37%
Net assets at end of year (in 000’s)	$3,498	$3,959	$3,514		$4,004	$7,396

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

The notes to the financial statements are an integral part of,

18 MainStay Epoch U.S. All Cap Fund Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009		2008	2007
Net asset value at beginning of year	$22.24	$18.87	$16.33		$30.28	$24.90

Net investment income (loss) (a)	0.13	0.13	0.07		(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.03	3.34	2.47		(11.68)	5.43

Total from investment operations	1.16	3.47	2.54		(11.71)	5.38

Less dividends and distributions:
From net investment income	(0.11)	(0.10)	—		—	—
From net realized gain on investments	—	—	—		(2.24)	—

Total dividends and distributions	(0.11)	(0.10)	—		(2.24)	—

Net asset value at end of year	$23.29	$22.24	$18.87		$16.33	$30.28

Total investment return (b)	5.20%	18.42%	15.55	%(c)	(41.60%)	21.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.62%	0.42%		(0.14%)	(0.18%)
Net expenses	0.90%	0.94%	0.95%		0.93%	0.93%
Expenses (before reimbursement/waiver)	0.90%	0.94%	1.09%		0.97%	0.95%
Portfolio turnover rate	42%	41%	135%		56%	37%
Net assets at end of year (in 000’s)	$584,686	$510,263	$195,303		$157,222	$297,744

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

20    MainStay Epoch U.S. All Cap Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution

mainstayinvestments.com    21

Notes to Financial Statements (continued)

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. The effective management fee rate was 0.84% for the year ended October 31, 2011.

Prior to March 1, 2011, the Manager contractually agreed to waive a portion of the management fee or reimburse expenses so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; Class C, 2.60% and Class I, 1.00%. This agreement expired on February 28, 2011. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $5,398,212.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant

22    MainStay Epoch U.S. All Cap Fund

to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,496 and $7,218, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $51, $8,273 and $191, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$33,381

Class A	905

Class B	28,596

Class C	17,446

Class I	48,111

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,260	0.0	%‡

Class B	1,170	0.0	‡

Class C	1,171	0.0	‡

Class I	133,130,592	22.8

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $8,627. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$2,104,618	$23,205,070	$—	$55,584,859	$80,894,547

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed Net	Net Realized
Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$(16,735)	$16,735	$—

The reclassifications for the Fund are primarily due to return of capital distributions from real estate investment trusts (“REITs”).

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss

mainstayinvestments.com    23

Notes to Financial Statements (continued)

carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $4,614,438 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$2,729,847	$1,282,447

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $300,042 and $257,392, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	77,529	$1,767,535
Shares redeemed	(88,573)	(1,964,703)

Net increase (decrease) in shares outstanding before conversion	(11,044)	(197,168)
Shares converted into Investor Class (See Note 1)	40,104	839,089
Shares converted from Investor Class (See Note 1)	(24,813)	(558,910)

Net increase (decrease)	4,247	$83,011

Year ended October 31, 2010:
Shares sold	54,475	$1,063,958
Shares issued to shareholders in reinvestment of dividends	351	6,740
Shares redeemed	(58,790)	(1,124,327)

Net increase (decrease) in shares outstanding before conversion	(3,964)	(53,629)
Shares converted into Investor Class (See Note 1)	15,772	301,797
Shares converted from Investor Class (See Note 1)	(24,325)	(471,104)

Net increase (decrease)	(12,517)	$(222,936)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	173,291	$3,923,332
Shares issued to shareholders in reinvestment of dividends	960	21,054
Shares redeemed	(167,603)	(3,744,483)

Net increase (decrease) in shares outstanding before conversion	6,648	199,903
Shares converted into Class A (See Note 1)	31,244	707,923
Shares converted from Class A (See Note 1)	(26,287)	(537,503)

Net increase (decrease)	11,605	$370,323

Year ended October 31, 2010:
Shares sold	170,827	$3,314,377
Shares issued to shareholders in reinvestment of dividends	1,939	37,075
Shares redeemed	(527,210)	(10,464,446)

Net increase (decrease) in shares outstanding before conversion	(354,444)	(7,112,994)
Shares converted into Class A (See Note 1)	37,353	726,746
Shares converted from Class A (See Note 1)	(1,373)	(27,300)
Shares converted from Class A (a)	(4,282)	(81,534)

Net increase (decrease)	(322,746)	$(6,495,082)

24    MainStay Epoch U.S. All Cap Fund

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	53,190	$1,138,594
Shares redeemed	(62,313)	(1,292,735)

Net increase (decrease) in shares outstanding before conversion	(9,123)	(154,141)
Shares converted from Class B (See Note 1)	(21,433)	(450,599)

Net increase (decrease)	(30,556)	$(604,740)

Year ended October 31, 2010:
Shares sold	41,262	$764,994
Shares issued to shareholders in reinvestment of dividends	369	6,742
Shares redeemed	(67,468)	(1,233,145)

Net increase (decrease) in shares outstanding before conversion	(25,837)	(461,409)
Shares converted from Class B (See Note 1)	(29,101)	(530,139)

Net increase (decrease)	(54,938)	$(991,548)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	20,485	$435,067
Shares redeemed	(50,406)	(1,044,513)

Net increase (decrease)	(29,921)	$(609,446)

Year ended October 31, 2010:
Shares sold	16,979	$317,126
Shares issued to shareholders in reinvestment of dividends	189	3,463
Shares redeemed	(24,079)	(437,381)

Net increase (decrease)	(6,911)	$(116,792)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	7,703,901	$182,520,453
Shares issued to shareholders in reinvestment of dividends	113,716	2,643,904
Shares redeemed	(5,663,162)	(135,315,094)

Net increase (decrease)	2,154,455	$49,849,263

Year ended October 31, 2010:
Shares sold	15,392,314	$316,450,933
Shares issued to shareholders in reinvestment of dividends	59,023	1,193,363
Shares redeemed	(2,861,310)	(58,256,641)

Net increase (decrease) in shares outstanding before conversion	12,590,027	259,387,655
Shares converted into Class I (a)	4,038	81,534

Net increase (decrease)	12,594,065	$259,469,189

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. All Cap Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. All Cap Fund of MainStay Funds Trust, as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

26    MainStay Epoch U.S. All Cap Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $8,834,953 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28    MainStay Epoch U.S. All Cap Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    29

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

30    MainStay Epoch U.S. All Cap Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    31

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

32    MainStay Epoch U.S. All Cap Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25017 MS284-11	MSEUAC11-12/11
NA1

MainStay Epoch U.S. Equity Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	13

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	26

Federal Income Tax Information	27

Proxy Voting Policies and Procedures and Proxy Voting Record	27

Shareholder Reports and Quarterly Portfolio Disclosure	27

Board Members and Officers	28

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since
				Inception	Gross
				of Class	Expense
Class	Sales Charge		One Year	(12/3/08)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–1.67%	13.22%	1.43%
		Excluding sales charges	4.06	15.44	1.43

				Since
				Inception	Gross
				of Class	Expense
Class	Sales Charge		One Year	(2/3/09)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–1.55%	13.15%	1.37%
		Excluding sales charges	4.18	15.51	1.37

				Since
				Inception	Gross
				of Class	Expense
Class	Sales Charge		One Year	(12/3/08)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	2.37%	14.66%	2.18%
	if Redeemed Within One Year of Purchase	Excluding sales charges	3.30	14.66	2.18

Since
			Inception	Gross
			of Class	Expense
Class	Sales Charge	One Year	(12/3/08)	Ratio[2]

Class I Shares[4]	No Sales Charge	4.43%	15.85%	1.12%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C Shares might have been lower.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

		Since
	One	Inception
Benchmark Performance	Year	of the Fund

Russell 1000® Index[5]	8.01%	16.90%

Russell 3000® Index[6]	7.90	17.14

Average Lipper Large-Cap Core Fund[7]	5.37	16.07

The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

5.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Fund has selected the Russell 1000® Index as its broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch U.S. Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$895.30	$6.69	$1,018.10	$7.12

Class A Shares	$1,000.00	$896.10	$6.07	$1,018.80	$6.46

Class C Shares	$1,000.00	$892.50	$10.16	$1,014.50	$10.82

Class I Shares	$1,000.00	$897.30	$4.88	$1,020.10	$5.19

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.40% for Investor Class, 1.27% for Class A, 2.13% for Class C and 1.02% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

Health Care Providers & Services	8.1%
Software	7.7
Oil, Gas & Consumable Fuels	7.1
Capital Markets	6.1
Insurance	4.7
Chemicals	4.4
IT Services	4.1
Specialty Retail	3.8
Aerospace & Defense	3.7
Media	3.7
Multi-Utilities	3.6
Computers & Peripherals	3.5
Energy Equipment & Services	3.5
Semiconductors & Semiconductor Equipment	3.2
Real Estate Investment Trusts	2.4
Machinery	2.3
Industrial Conglomerates	2.2
Life Sciences Tools & Services	2.2
Pharmaceuticals	2.2
Commercial Services & Supplies	2.0
Consumer Finance	1.6
Internet Software & Services	1.6
Multiline Retail	1.6
Diversified Telecommunication Services	1.5
Diversified Financial Services	1.4
Electronic Equipment & Instruments	1.4
Distributors	1.3
Hotels, Restaurants & Leisure	1.3
Household Products	1.2
Paper & Forest Products	1.0
Commercial Banks	0.8
Short-Term Investment	4.5
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Microsoft Corp.
2.	ExxonMobil Corp.
3.	Praxair, Inc.
4.	Oracle Corp.
5.	Visa, Inc. Class A
6.	Comcast Corp. Class A
7.	Ventas, Inc.
8.	Boeing Co. (The)
9.	BlackRock, Inc.
10.	TJX Cos., Inc.

8    MainStay Epoch U.S. Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Fund perform relative to its peers and its benchmark for the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Epoch U.S. Equity Fund returned 4.06% for Investor Class shares, 4.18% for Class A shares and 3.30% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 4.43%. All share classes underperformed the 5.37% return of the average Lipper1 large-cap core fund and the 8.01% return of the Russell 1000® Index2 for the 12 months ended October 31, 2011. The Russell 1000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The U.S. stock market rose amid an environment of heightened volatility as investors assessed multiple threats to the global economy, including fallout from the European sovereign debt crisis. A number of economically sensitive stocks, particularly in the industrials sector, had substantially negative returns. In part, these losses were due to concerns about slowing economic growth. Strong returns from the Fund’s holdings in the energy sector and good stock selection in the materials sector partially offset the Fund’s losses among economically sensitive stocks.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest contribution to the Fund’s relative performance were energy, materials and consumer discretionary. (Contributions take weightings and total returns into account.) In all three cases, the contributions were primarily due to stock selection. During the reporting period, the sectors that hindered the Fund’s relative performance included industrials, information technology and financials. The impact was primarily due to stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, computers & peripherals company Apple, integrated oil company ExxonMobil and discount retailer TJX were the strongest contributors to performance. Apple, which makes mobile devices and distributes entertainment, reported earnings that surpassed expectations. ExxonMobil benefited from higher oil prices and improved margins at refineries. TJX experienced strong same-store sales and provided an upbeat outlook for the holiday season.

During the reporting period, the weakest contributors to the Fund’s performance included office products company Staples, diversified bank PNC Financial Services and industrial and commercial products company Ingersoll-Rand. Staples suffered from slow business hiring. Loan growth at PNC Financial Services was hampered by a muted economic recovery, while the company’s margins declined with the dramatic fall in 10-year U.S. Treasury yields. Shares of Ingersoll-Rand declined after the company lowered its earnings forecast as competitors took advantage of a temporary loophole to continue using a coolant in heating, ventilation and air conditioning (HVAC) units that has been found to be harmful to the earth’s ozone layer.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period was asset manager BlackRock for its exposure to the growing exchange traded fund (ETF) market and its diversified business model. The Fund initiated a position in value-oriented retailer Kohl’s on the expectation of increases in same-store sales and margins. We also believed that the company has sufficient cash flow to maintain a dividend and buy back shares.

We sold the Fund’s position in asset manager Franklin Resources, as we believed that investment flows into global bond funds would slow and that an extended period of low interest rates would present an additional difficulty. We sold the Fund’s position in global insurance and reinsurance underwriter Everest Re Group following the Japanese earthquake. With uncertainty surrounding the level of claims, we believed that there were better risk-reward opportunities elsewhere.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s exposure to the energy sector was decreased from an overweight position to an underweight position relative to the Russell 1000® Index. The Fund’s overweight positions in the financials and information technology sectors were also decreased relative to the benchmark. We increased the Fund’s consumer discretionary position, eliminating its underweight position relative to the Russell 1000® Index. The Fund’s weighting in the health care sector was also increased.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund’s most substantially overweight sector positions relative to the Russell 1000® Index were in financials and information technology. As of the same date, consumer staples continued to be the Fund’s most substantially

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000® Index.

mainstayinvestments.com    9

underweight sector relative to the Russell 1000® Index. The Fund remained underweight in this sector because we believe that some consumer products companies have high valuations and may struggle to pass along higher commodity prices. As of October 31, 2011, the Fund also had an underweight position relative to the benchmark in the telecommunications services sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch U.S. Equity Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 95.2%†

Aerospace & Defense 3.7%
X Boeing Co. (The)	97,500	$6,414,525
Rockwell Collins, Inc.	63,750	3,559,162

		9,973,687

Capital Markets 6.1%
Ameriprise Financial, Inc.	131,000	6,115,080
X BlackRock, Inc.	39,640	6,254,796
TD Ameritrade Holding Corp.	234,400	3,933,232

		16,303,108

Chemicals 4.4%
E.I. du Pont de Nemours & Co.	80,050	3,848,004
X Praxair, Inc.	78,250	7,955,677

		11,803,681

Commercial Banks 0.8%
CIT Group, Inc. (a)	65,350	2,277,448

Commercial Services & Supplies 2.0%
Waste Management, Inc.	163,450	5,382,408

Computers & Peripherals 3.5%
Apple, Inc. (a)	12,810	5,185,232
Dell, Inc. (a)	272,350	4,305,853

		9,491,085

Consumer Finance 1.6%
American Express Co.	84,800	4,292,576

Distributors 1.3%
Genuine Parts Co.	61,050	3,506,101

Diversified Financial Services 1.4%
NYSE Euronext	145,950	3,877,891

Diversified Telecommunication Services 1.5%
CenturyLink, Inc.	112,010	3,949,473

Electronic Equipment & Instruments 1.4%
Corning, Inc.	259,052	3,701,853

Energy Equipment & Services 3.5%
Cameron International Corp. (a)	83,020	4,079,603
National-Oilwell Varco, Inc.	75,848	5,410,238

		9,489,841

Health Care Providers & Services 8.1%
Aetna, Inc.	137,690	5,474,554
DaVita, Inc. (a)	84,700	5,929,000
Laboratory Corp. of America Holdings (a)	63,750	5,345,438
UnitedHealth Group, Inc.	107,000	5,134,930

		21,883,922

Hotels, Restaurants & Leisure 1.3%
International Game Technology	205,700	3,618,263

Household Products 1.2%
Colgate-Palmolive Co.	35,350	3,194,580

Industrial Conglomerates 2.2%
Danaher Corp.	124,100	6,000,235

Insurance 4.7%
MetLife, Inc.	138,292	4,862,347
Prudential Financial, Inc.	97,003	5,257,563
Travelers Cos., Inc. (The)	45,675	2,665,136

		12,785,046

Internet Software & Services 1.6%
Yahoo!, Inc. (a)	268,450	4,198,558

IT Services 4.1%
Fiserv, Inc. (a)	62,000	3,649,940
X Visa, Inc. Class A	78,850	7,353,551

		11,003,491

Life Sciences Tools & Services 2.2%
Thermo Fisher Scientific, Inc. (a)	118,100	5,936,887

Machinery 2.3%
Deere & Co.	29,873	2,267,361
Ingersoll-Rand PLC	123,500	3,844,555

		6,111,916

Media 3.7%
X Comcast Corp. Class A	285,395	6,564,085
Time Warner, Inc.	99,607	3,485,249

		10,049,334

Multi-Utilities 3.6%
NSTAR	82,600	3,724,434
Wisconsin Energy Corp.	184,650	5,988,199

		9,712,633

Multiline Retail 1.6%
Kohl’s Corp.	78,850	4,179,838

Oil, Gas & Consumable Fuels 7.1%
ConocoPhillips	36,750	2,559,638
Devon Energy Corp.	54,450	3,536,527

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Oil, Gas & Consumable Fuels (continued)

X ExxonMobil Corp.	114,100	$8,910,069
Occidental Petroleum Corp.	44,765	4,160,459

		19,166,693

Paper & Forest Products 1.0%
International Paper Co.	99,900	2,767,230

Pharmaceuticals 2.2%
Abbott Laboratories	108,300	5,834,121

Real Estate Investment Trusts 2.4%
X Ventas, Inc.	116,100	6,456,321

Semiconductors & Semiconductor Equipment 3.2%
Applied Materials, Inc.	221,600	2,730,112
Texas Instruments, Inc.	189,600	5,826,408

		8,556,520

Software 7.7%
Electronic Arts, Inc. (a)	170,350	3,977,673
X Microsoft Corp.	354,650	9,444,329
X Oracle Corp.	225,100	7,376,527

		20,798,529

Specialty Retail 3.8%
Home Depot, Inc. (The)	113,800	4,074,040
X TJX Cos., Inc.	104,114	6,135,438

		10,209,478

Total Common Stocks (Cost $229,859,013)		256,512,747

	Principal
	Amount
Short-Term Investment 4.5%

Repurchase Agreement 4.5%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $12,123,728 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $9,800,000 and a Market Value of $12,458,152)	$12,213,725	$12,213,725

Total Short-Term Investment (Cost $12,213,725)		12,213,725

Total Investments (Cost $242,072,738) (b)	99.7%	268,726,472
Other Assets, Less Liabilities	0.3	910,028

Net Assets	100.0%	$269,636,500

(a)	Non-income producing security.
(b)	At October 31, 2011, cost is $243,456,395 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$29,340,626
Gross unrealized depreciation	(4,070,549)

Net unrealized appreciation	$25,270,077

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$256,512,747	$—	$—	$256,512,747
Short-Term Investment
Repurchase Agreement	—	12,213,725	—	12,213,725

Total Investments in Securities	$256,512,747	$12,213,725	$—	$268,726,472

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

12 MainStay Epoch U.S. Equity Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $242,072,738)	$268,726,472
Receivables:
Fund shares sold	1,123,322
Dividends and interest	211,010
Other assets	35,846

Total assets	270,096,650

Liabilities
Payables:
Fund shares redeemed	189,200
Manager (See Note 3)	170,664
Transfer agent (See Note 3)	51,660
Shareholder communication	20,691
Professional fees	20,210
Trustees	964
Custodian	491
NYLIFE Distributors (See Note 3)	351
Accrued expenses	5,919

Total liabilities	460,150

Net assets	$269,636,500

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,148
Additional paid-in capital	229,534,588

229,555,736
Undistributed net investment income	874,224
Accumulated net realized gain (loss) on investments	12,552,806
Net unrealized appreciation (depreciation) on investments	26,653,734

Net assets	$269,636,500

Investor Class
Net assets applicable to outstanding shares	$272,819

Shares of beneficial interest outstanding	21,556

Net asset value per share outstanding	$12.66
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price per share outstanding	$13.40

Class A
Net assets applicable to outstanding shares	$533,936

Shares of beneficial interest outstanding	42,104

Net asset value per share outstanding	$12.68
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price per share outstanding	$13.42

Class C
Net assets applicable to outstanding shares	$207,529

Shares of beneficial interest outstanding	16,565

Net asset value and offering price per share outstanding	$12.53

Class I
Net assets applicable to outstanding shares	$268,622,216

Shares of beneficial interest outstanding	21,067,618

Net asset value and offering price per share outstanding	$12.75

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends	$3,886,382
Interest	995

Total income	3,887,377

Expenses
Manager (See Note 3)	1,863,282
Transfer agent (See Note 3)	256,412
Registration	73,585
Professional fees	54,353
Shareholder communication	40,461
Custodian	24,812
Trustees	6,537
Distribution/Service—Investor Class (See Note 3)	489
Distribution/Service—Class A (See Note 3)	2,537
Distribution/Service—Class C (See Note 3)	841
Miscellaneous	16,094

Total expenses	2,339,403

Net investment income (loss)	1,547,974

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	13,012,148
Net change in unrealized appreciation (depreciation) on investments	(2,612,820)

Net realized and unrealized gain (loss) on investments	10,399,328

Net increase (decrease) in net assets resulting from operations	$11,947,302

The notes to the financial statements are an integral part of,

14 MainStay Epoch U.S. Equity Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the year ended October 31, 2011, the period January 1, 2010 through October 31, 2010 (a)
and the year ended December 31, 2009

	2011	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,547,974	$623,267	$1,437,455
Net realized gain (loss) on investments	13,012,148	19,033,812	13,607,151
Net change in unrealized appreciation (depreciation) on investments	(2,612,820)	(3,429,280)	25,404,187

Net increase (decrease) in net assets resulting from operations	11,947,302	16,227,799	40,448,793

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(812)	—	(66)
Class A	(3,699)	—	(310)
Class C	—	—	(42)
Class I	(1,279,771)	—	(1,464,922)

	(1,284,282)	—	(1,465,340)

From net realized gain on investments:
Investor Class	(9,674)	—	—
Class A	(94,019)	—	(2,232)
Class C	(3,339)	—	—
Class I	(22,599,949)	—	(10,499,362)

	(22,706,981)	—	(10,501,594)

Total dividends and distributions to shareholders	(23,991,263)	—	(11,966,934)

Capital share transactions:
Net proceeds from sale of shares	173,387,132	148,726,720	91,138,718
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,161,160	—	374,971
Cost of shares redeemed	(125,655,310)	(89,578,723)	(63,361,768)

Increase (decrease) in net assets derived from capital share transactions	50,892,982	59,147,997	28,151,921

Net increase (decrease) in net assets	38,849,021	75,375,796	56,633,780

Net Assets
Beginning of period	230,787,479	155,411,683	98,777,903

End of period	$269,636,500	$230,787,479	$155,411,683

Undistributed net investment income at end of period	$874,224	$623,267	$—

(a)	The Fund changed its fiscal year end from December 31 to October 31.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
		January 1,		November 16,
		2010		2009**
	Year ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	0.51	0.81		0.30

Total from investment operations	0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.05)	—		(0.03)
From net realized gain on investments	(1.35)	—		—

Total dividends and distributions	(1.40)	—		(0.03)

Net asset value at end of period	$12.66	$13.51		$12.67

Total investment return (b)	4.06%	6.63	% (c)	2.60	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%	0.25	%††	1.11	%††
Net expenses	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	54%	54%		54%
Net assets at end of period (in 000’s)	$273	$74		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

16 MainStay Epoch U.S. Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
		January 1,		February 3,
		2010		2009**
	Year ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	0.51	0.83		3.33

Total from investment operations	0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.05)	—		(0.10)
From net realized gain on investments	(1.35)	—		(0.88)

Total dividends and distributions	(1.40)	—		(0.98)

Net asset value at end of period	$12.68	$13.52		$12.67

Total investment return (b)	4.18%	6.71	% (c)	33.59	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	0.19	%††	0.76	%††
Net expenses	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	54%	54%		54%
Net assets at end of period (in 000’s)	$534	$850		$127

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class C
		January 1,		November 16,
		2010		2009**
	Year ended	through		through
	October 31,	October 31,		December 31,
	2011	2010***		2009
Net asset value at beginning of period	$13.42	$12.67		$12.38

Net investment income (loss) (a)	(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	0.51	0.82		0.30

Total from investment operations	0.46	0.75		0.31

Less dividends and distributions:
From net investment income	—	—		(0.02)
From net realized gain on investments	(1.35)	—		—

Total dividends and distributions	(1.35)	—		(0.02)

Net asset value at end of period	$12.53	$13.42		$12.67

Total investment return (b)	3.30%	5.92	% (c)(d)	2.51	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42%)	(0.63	%)††	0.37	%††
Net expenses	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	54%	54%		54%
Net assets at end of period (in 000’s)	$208	$33		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

18 MainStay Epoch U.S. Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
		January 1,			December 3,
		2010			2008**
	Year ended	through		Year ended	through
	October 31,	October 31,		December 31,	December 31,
	2011	2010***		2009	2008
Net asset value at beginning of period	$13.58	$12.70		$10.85	$10.00

Net investment income (loss)	0.09 (a)	0.04	(a)	0.11 (a)	0.01
Net realized and unrealized gain (loss) on investments	0.51	0.84		2.74	0.85

Total from investment operations	0.60	0.88		2.85	0.86

Less dividends and distributions:
From net investment income	(0.08)	—		(0.12)	(0.01)
From net realized gain on investments	(1.35)	—		(0.88)	—

Total dividends and distributions	(1.43)	—		(1.00)	(0.01)

Net asset value at end of period	$12.75	$13.58		$12.70	$10.85

Total investment return (b)	4.43%	6.93	% (c)	26.53%	8.59	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.40	%††	0.98%	1.28	%††
Net expenses	1.00%	1.09	%††	1.09%	1.09	%††
Expenses (before reimbursement/waiver)	1.00%	1.12	%††	1.19%	1.16	%††
Portfolio turnover rate	54%	54%		54%	1%
Net assets at end of period (in 000’s)	$268,622	$229,830		$155,231	$98,778

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. Equity Fund (the “Fund”), a diversified Fund. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

20    MainStay Epoch U.S. Equity Fund

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution

mainstayinvestments.com    21

Notes to Financial Statements (continued)

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.34% and Class I, 1.09%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $1,863,282.

22    MainStay Epoch U.S. Equity Fund

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $884 and $1,764, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$421

Class A	1,104

Class C	181

Class I	254,706

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$28,465	10.4%

Class C	28,065	13.5

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $3,014. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$2,806,463	$12,004,224	$—	$25,270,077	$40,080,764

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$(12,735)	$12,735	$—

The reclassifications for the Fund are primarily due to capital gain distributions from real estate investment trusts (“REITs”).

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

mainstayinvestments.com    23

Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended October 31, 2011 and the period January 1, 2010 through October 31, 2010, and the year ended December 31, 2009 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010	2009

Distributions paid from:
Ordinary Income	$4,868,488	$—	$11,966,934
Long-Term Capital Gain	19,122,775	—	—

Total	$23,991,263	$—	$11,966,934

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $150,358 and $123,500, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	19,704	$260,110
Shares issued to shareholders in reinvestment of dividends and distributions	829	10,486
Shares redeemed	(5,845)	(72,203)

Net increase (decrease) in shares outstanding before conversion	14,688	198,393
Shares converted into Investor Class (See Note 1)	2,145	27,197
Shares converted from Investor Class (See Note 1)	(756)	(9,811)

Net increase (decrease)	16,077	$215,779

Ten-month period ended October 31, 2010:
Shares sold	13,843	$184,509
Shares redeemed	(542)	(7,151)

Net increase (decrease) in shares outstanding before conversion	13,301	177,358
Shares converted from Investor Class (See Note 1)	(10,045)	(123,949)

Net increase (decrease)	3,256	$53,409

Period ended December 31, 2009 (a):
Shares sold	2,218	$27,541
Shares issued to shareholders in reinvestment of dividends and distributions	5	66

Net increase (decrease)	2,223	$27,607

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	76,610	$1,018,006
Shares issued to shareholders in reinvestment of dividends and distributions	7,418	93,909
Shares redeemed	(103,386)	(1,360,555)

Net increase (decrease) in shares outstanding before conversion	(19,358)	(248,640)
Shares converted into Class A (See Note 1)	755	9,811
Shares converted from Class A (See Note 1)	(2,142)	(27,197)

Net increase (decrease)	(20,745)	$(266,026)

Ten-month period ended October 31, 2010:
Shares sold	60,381	$780,351
Shares redeemed	(17,575)	(215,229)

Net increase (decrease) in shares outstanding before conversion	42,806	565,122
Shares converted into Class A (See Note 1)	10,044	123,949

Net increase (decrease)	52,850	$689,071

Period ended December 31, 2009 (b):
Shares sold	9,794	$122,216
Shares issued to shareholders in reinvestment of dividends and distributions	205	127

Net increase (decrease)	9,999	$122,343

24    MainStay Epoch U.S. Equity Fund

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	13,962	$174,211
Shares issued to shareholders in reinvestment of distributions	265	3,339
Shares redeemed	(136)	(1,853)

Net increase (decrease)	14,091	$175,697

Ten-month period ended October 31, 2010:
Shares sold	451	$5,796

Net increase (decrease)	451	$5,796

Period ended December 31, 2009 (a):
Shares sold	2,020	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	3	42

Net increase (decrease)	2,023	$25,042

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	13,226,956	$171,934,805
Shares issued to shareholders in reinvestment of dividends and distributions	240,427	3,053,426
Shares redeemed	(9,324,418)	(124,220,699)

Net increase (decrease)	4,142,965	$50,767,532

Ten-month period ended October 31, 2010:
Shares sold	11,488,021	$147,756,064
Shares redeemed	(6,788,013)	(89,356,343)

Net increase (decrease)	4,700,008	$58,399,721

Year ended December 31, 2009:
Shares sold	8,316,820	$90,963,961
Shares issued to shareholders in reinvestment of dividends and distributions	30,085	374,736
Shares redeemed	(5,228,135)	(63,361,768)

Net increase (decrease)	3,118,770	$27,976,929

(a)	Investor Class shares and Class C shares were first offered on November 16, 2009.

(b)	Class A shares were first offered on February 3, 2009.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. Equity Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. Equity Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2011, the ten-month period ended October 31, 2010, and the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

26    MainStay Epoch U.S. Equity Fund

Federal Income Tax Information (Unaudited)

The Fund is required (under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $19,122,775 as long term capital distribution.

For the fiscal year ended October 31, 2011, the Fund designated approximately $3,619,563 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28    MainStay Epoch U.S. Equity Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    29

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

30    MainStay Epoch U.S. Equity Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    31

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

32    MainStay Epoch U.S. Equity Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25016 MS284-11	MSEUE11-12/11
NF1

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	21

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	34

Federal Income Tax Information	35

Proxy Voting Policies and Procedures and Proxy Voting Record	35

Shareholder Reports and Quarterly Portfolio Disclosure	35

Board Members and Officers	36

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Year	(5/3/04)	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	–0.62%	2.62%	3.19%	1.10%
		Excluding sales charges	2.45	3.25	3.61	1.10

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	–0.55	2.70	3.24	1.00
		Excluding sales charges	2.53	3.33	3.66	1.00

Class B Shares	Maximum 3% CDSC if Redeemed	With sales charges	–1.37	2.46	2.84	1.85
	Within the First Four Years of Purchase	Excluding sales charges	1.59	2.46	2.84	1.85

Class C Shares	Maximum 1% CDSC if Redeemed	With sales charges	0.61	2.46	2.84	1.85
	Within One Year of Purchase	Excluding sales charges	1.59	2.46	2.84	1.85

Class I Shares	No Sales Charge		2.67	3.59	3.94	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Since
Benchmark Performance	Year	Years	Inception

Credit Suisse Leveraged Loan Index[4]	3.54%	3.57%	4.36%

Average Lipper Loan Participation Fund[5]	2.58	2.16	3.01

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$994.30	$5.33	$1,019.90	$5.40

Class A Shares	$1,000.00	$994.70	$4.93	$1,020.30	$4.99

Class B Shares	$1,000.00	$990.50	$9.08	$1,016.10	$9.20

Class C Shares	$1,000.00	$990.50	$9.08	$1,016.10	$9.20

Class I Shares	$1,000.00	$995.90	$3.67	$1,021.50	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.06% for Investor Class, 0.98% for Class A, 1.81% for Class B and Class C and 0.73% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Floating Rate
Loans	80.2
Corporate Bonds	7.50
Short-Term Investments	5.70
Foreign Floating Rate Loans	2.90
Other Assets, Less Liabilities	2.60
Yankee Bonds	1.00
Common Stocks	0.10

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2011 (excluding short-term investments)

1.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–12/15/18
2.	Cedar Fair, L.P., 4.00%, due 12/15/17
3.	CB Richard Ellis Services, Inc., 3.742%–6.625%, due 9/4/19–10/15/20
4.	Hertz Corp. (The), 3.75%, due 3/9/18
5.	Grifols, Inc., 6.00%, due 6/1/17
6.	Intelsat Jackson Holdings, Ltd., 5.25%, due 4/2/18
7.	DaVita, Inc., 4.50%, due 10/20/16
8.	Univar, Inc., 5.00%, due 6/30/17
9.	NRG Energy, Inc., 4.00%, due 7/2/18
10.	Aramark Corp., 2.244%–3.619%, due 1/27/14–7/26/16

8    MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Robert H. Dial of New York Life Investments,1 the Fund’s Manager.

How did MainStay Floating Rate Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Floating Rate Fund returned 2.45% for Investor Class shares, 2.53% for Class A shares and 1.59% for both Class B and Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 2.67%. Class I shares outperformed—and all other share classes underperformed—the 2.58% return of the average Lipper2 loan participation fund. All share classes underperformed the 3.54% return of the Credit Suisse Leveraged Loan Index3 for the 12 months ended October 31, 2011. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Credit Suisse Leveraged Loan Index for the 12 months ended October 31, 2011, largely because of an overweight position relative to the benchmark in credits rated BB4 and a substantially underweight position in unrated credits and loans rated CCC5 and lower.

Significant net inflows into the floating-rate loan asset class from December 2010 through February 2011 helped the riski-est credits outperform their higher-rated counterparts during the fourth quarter of 2010 and the first quarter of 2011. However, higher-rated credits (loans rated BB) performed better than loans rated CCC and below during the second and third quarters of 2011. During that time, concerns about European sovereign debt and the U.S. government ratings downgrade prompted investors to reduce exposure to riskier asset classes (including floating-rate loans) in favor of U.S. Treasury securities. This caused loan prices to decline—especially during the third quarter of 2011—and riskier credits experienced greater price declines than higher quality credits.

Overall, floating-rate defaults remained low during the reporting period.

What was the Fund’s duration6 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Fund’s loans, which are typically pegged to LIBOR,7 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at October 31, 2011, was 42 days. Since actual reset dates may vary for different loans in the Fund, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Although the default environment for leveraged loans remained relatively benign during the reporting period, the Fund maintained an underweight position relative to the Credit Suisse Leveraged Loan Index in unrated credits and loans rated CCC and below. Instead, we sought to invest in higher-rated credits that we believed would perform well in a variety of economic environments. During the first half of the reporting period, we increased the Fund’s exposure to fixed-rate bonds to 10.8% of net assets on the basis of attractive relative-value opportunities available in the market. This bond exposure provided incremental yield and enhanced liquidity. During the second half of the reporting period, we continued to underweight unrated credits and loans rated CCC and below in light of a cautious global perspective. We also reduced the Fund’s bond exposure to 8.7%.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund was overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB (54.0% in the Fund; 43.5% in the Index). As of the same date, the Fund was significantly underweight in unrated credits and loans rated CCC or lower (1.6% in the Fund; 18.1% in the Index).

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4. An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 91.6%† Corporate Bonds 7.5%

Aerospace & Defense 0.9%
Oshkosh Corp. 8.25%, due 3/1/17	$3,400,000	$3,493,500
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	865,000	929,875
X TransDigm, Inc. 7.75%, due 12/15/18	5,000,000	5,425,000

		9,848,375

Automobile 0.1%
Dana Holding Corp. 6.50%, due 2/15/19	800,000	806,000

Beverage, Food & Tobacco 0.3%
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	2,500,000	2,637,500

Broadcasting & Entertainment 0.5%
Sinclair Television Group, Inc. 8.375%, due 10/15/18	5,000,000	5,150,000

Buildings & Real Estate 0.8%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	1,700,000	1,763,750
6.875%, due 8/15/18 (a)	2,400,000	2,496,000
X CB Richard Ellis Services, Inc. 6.625%, due 10/15/20	3,800,000	3,857,000

		8,116,750

Chemicals, Plastics & Rubber 1.2%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	4,500,000	4,443,750
Huntsman International LLC 5.50%, due 6/30/16	5,000,000	4,950,000
KRATON Polymers LLC/KRATON Polymers Capital Corp. 6.75%, due 3/1/19	500,000	482,500
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, due 3/1/18 (a)	3,000,000	3,000,000

		12,876,250

Containers, Packaging & Glass 0.8%
Berry Plastics Corp. 4.222%, due 9/15/14 (b)	1,500,000	1,402,500
5.153%, due 2/15/15 (b)	3,000,000	2,962,500
9.50%, due 5/15/18	3,000,000	3,030,000
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,451,250

		8,846,250

Diversified Natural Resources, Precious Metals & Minerals 0.1%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, due 4/1/20	1,300,000	1,368,250

Diversified/Conglomerate Service 0.3%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	900,000	978,750
Geo Group, Inc. (The) 7.75%, due 10/15/17	2,000,000	2,100,000

		3,078,750

Healthcare, Education & Childcare 0.1%
Giant Funding Corp. 8.25%, due 2/1/18 (a)	1,385,000	1,457,713

Hotels, Motels, Inns & Gaming 0.2%
Scientific Games International, Inc. 7.875%, due 6/15/16 (a)	2,500,000	2,543,750

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Cinemark USA, Inc. 8.625%, due 6/15/19	600,000	651,000

Machinery 0.6%
SPX Corp. 6.875%, due 9/1/17	6,000,000	6,390,000

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
CPM Holdings, Inc. 10.625%, due 9/1/14	1,475,000	1,570,875

Oil & Gas 0.4%
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,462,000	1,578,960
Forest Oil Corp. 7.25%, due 6/15/19	3,000,000	3,075,000

		4,653,960

Telecommunications 0.6%
GCI, Inc. 6.75%, due 6/1/21	1,750,000	1,710,625
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	5,000,000	4,700,000

		6,410,625

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of,

10 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Utilities 0.4%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, due 10/1/20 (a)	$4,370,000	$3,758,200

Total Corporate Bonds (Cost $79,400,161)		80,164,248

Floating Rate Loans 80.2% (c)

Aerospace & Defense 2.8%
Aeroflex, Inc. Term Loan B 4.25%, due 5/9/18	6,783,000	6,647,340
Pelican Products, Inc. New Term Loan B 5.00%, due 3/7/17	3,970,000	3,910,450
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	7,592,625	7,137,066
Spirit Aerosystems, Inc. Term Loan B2 3.493%, due 9/30/16	3,438,129	3,415,207
X TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	6,338,551	6,304,215
Wesco Aircraft Hardware Corp. New Term Loan B 4.25%, due 4/7/17	2,111,132	2,111,132

		29,525,410

Automobile 6.7%
Allison Transmission, Inc. Term Loan B 2.75%, due 8/7/14	9,843,621	9,507,294
Autoparts Holdings, Ltd.
1st Lien Term Loan 6.50%, due 7/28/17	800,000	798,000
2nd Lien Term Loan 10.50%, due 1/29/18	2,100,000	2,037,000
Capital Automotive L.P. New Term Loan B 5.00%, due 3/10/17	7,810,051	7,673,375
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	7,975,000	7,519,763
Federal-Mogul Corp.
Term Loan B 2.178%, due 12/29/14	4,243,113	4,002,668
Term Loan C 2.178%, due 12/28/15	4,620,211	4,358,397
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan 1.93%, due 4/30/14	5,250,000	5,118,750
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	5,206,551	5,187,026
Key Safety Systems, Inc. 1st Lien Term Loan 2.496%, due 3/8/14	3,574,289	3,279,411
Metaldyne Co. LLC New Term Loan B 5.25%, due 5/18/17	6,965,000	6,869,231
Tenneco, Inc. Tranche B Term Loan 4.746%, due 6/3/16 (d)	790,000	790,000
Tranche B1 Funded LOC 5.24%, due 3/17/14 (d)	2,361,559	2,267,097
Tomkins LLC New Term Loan B 4.25%, due 9/21/16	8,598,757	8,573,675
UCI International, Inc. New Term Loan B 5.50%, due 7/26/17 (d)	3,176,000	3,176,000

		71,157,687

Beverage, Food & Tobacco 3.9%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/8/18 (d)	2,658,510	2,592,047
Dean Foods Co. Extended Term Loan B2 3.518%, due 4/2/17	8,500,145	8,308,892
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	7,174,500	6,995,137
Dole Food Co., Inc. Tranche B2 5.045%, due 7/6/18	2,515,835	2,516,884
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	9,123,653	9,032,416
Solvest, Ltd. Tranche C2 5.032%, due 7/6/18	4,672,264	4,674,212
Wm. Bolthouse Farms, Inc. New 1st Lien Term Loan 5.50%, due 2/11/16	7,638,330	7,561,947

		41,681,535

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Broadcasting & Entertainment 6.9%
Atlantic Broadband Finance LLC New Term Loan B 4.00%, due 3/8/16	$6,912,426	$6,774,177
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	7,940,000	7,860,600
Charter Communications Operating LLC Replacement Term Loan 2.25%, due 3/6/14	54,422	53,945
Extended Term Loan 3.62%, due 9/6/16	543,416	538,661
New Term Loan 7.25%, due 3/6/14	162,182	162,588
CSC Holdings, Inc. Extended Term Loan B3 1.995%, due 3/29/16	985,000	972,687
Incremental B2 Term Loan 1.995%, due 3/29/16	7,628,902	7,533,541
Cumulus Media, Inc. Term Loan 5.75%, due 9/17/18	6,666,700	6,566,700
Emmis Operating Co. Term Loan B 4.363%, due 11/1/13	158,892	141,414
Gray Television, Inc. Term Loan B 3.74%, due 12/31/14	7,264,689	7,086,704
Hubbard Radio LLC Term Loan B 5.25%, due 4/28/17	1,596,000	1,576,050
2nd Lien Term Loan 8.75%, due 4/30/18	1,400,000	1,372,000
Insight Midwest Holdings LLC Initial Term Loan 1.99%, due 4/7/14	3,429,883	3,387,010
Knology, Inc. New Term Loan B 4.00%, due 8/18/17	9,875,375	9,677,868
LodgeNet Entertainment Corp. Term Loan 6.50%, due 4/4/14	612,362	528,162
MCC Iowa LLC Tranche D1 Term Loan 1.95%, due 1/30/15	1,837,899	1,736,815
Mediacom Broadband LLC Tranche F Term Loan 4.50%, due 10/23/17	1,935,500	1,894,371
Univision Communications, Inc. Extended Term Loan 4.496%, due 3/31/17	8,545,785	7,726,817
Weather Channel (The) New Term Loan B 4.25%, due 2/13/17	7,939,366	7,939,366

		73,529,476

Buildings & Real Estate 2.9%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	8,741,786	8,632,513
Brickman Group Holdings, Inc. New Term Loan B 7.25%, due 10/14/16	6,947,500	6,912,763
X CB Richard Ellis Services, Inc. New Term Loan D 3.742%, due 9/4/19	7,773,000	7,559,242
Central Parking Corp.
Letter of Credit Term Loan 2.563%, due 5/22/14	568,966	486,466
Term Loan 2.625%, due 5/22/14	1,542,569	1,318,897
CPG International, Inc. New Term Loan B 6.00%, due 2/18/17	3,870,750	3,657,859
Realogy Corp.
Letter of Credit 3.186%, due 10/10/13	321,839	299,578
Term Loan 3.272%, due 10/10/13	2,715,787	2,527,944

		31,395,262

Chemicals, Plastics & Rubber 5.6%
Ashland, Inc. Term Loan B 3.75%, due 8/23/18	6,000,000	6,018,750
Celanese U.S. Holdings LLC Extended Term Loan C 3.122%, due 10/31/16	59,228	59,330
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	6,336,866	6,260,298
Huntsman International LLC
New Term Loan 1.832%, due 4/21/14	871,333	850,857
Extended Term Loan B 2.80%, due 4/19/17	375,732	361,877
INEOS U.S. Finance LLC Term Loan B2 7.501%, due 12/16/13	3,777,251	3,871,682

The notes to the financial statements are an integral part of,

12 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Chemicals, Plastics & Rubber (continued)

INEOS U.S. Finance LLC (continued)
Term Loan C2 8.001%, due 12/16/14	$4,094,467	$4,196,828
Momentive Specialty Chemicals, Inc. Extended Term Loan C7 4.125%, due 5/5/15	3,979,221	3,740,468
Nalco Co. Term Loan B1 4.50%, due 10/5/17	8,929,887	8,918,725
Rockwood Specialties Group, Inc. New Term Loan B 3.50%, due 2/9/18	3,753,587	3,762,971
Solutia, Inc. New Term Loan B 3.50%, due 8/1/17	4,375,597	4,375,597
Styron S.A.R.L. LLC New Term Loan B 6.00%, due 8/2/17	7,557,838	6,901,250
X Univar, Inc. Term Loan B 5.00%, due 6/30/17	10,496,706	10,218,543

		59,537,176

Containers, Packaging & Glass 2.5%
BWAY Corp. New Term Loan B 4.50%, due 2/23/18	8,989,717	8,877,346
Graphic Packaging International, Inc. Term Loan C 3.136%, due 5/16/14	6,783,798	6,773,622
Reynolds Group Holdings, Inc. Tranche B Term Loan 6.50%, due 2/9/18	7,952,519	7,927,667
Tranche C Term Loan 6.50%, due 8/9/18	1,714,400	1,705,828
Sealed Air Corp. Term Loan B 4.75%, due 10/3/18	1,117,200	1,127,441

		26,411,904

Diversified/Conglomerate Manufacturing 0.4%
Sensus USA, Inc.
1st Lien Term Loan 4.75%, due 5/9/17	2,089,500	2,047,710
2nd Lien Term Loan 8.50%, due 5/9/18	800,000	768,000
Terex Corp. Term Loan B 5.50%, due 4/28/17	1,200,000	1,199,250

		4,014,960

Diversified/Conglomerate Service 7.3%
Acosta, Inc. Term Loan 4.75%, due 3/1/18	6,801,522	6,699,499
Advantage Sales & Marketing, Inc. Term Loan B 5.25%, due 12/18/17	6,932,500	6,802,516
2nd Lien Term Loan 9.25%, due 6/18/18	1,800,000	1,716,750
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	5,472,500	5,198,875
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,242,000
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	8,279,250	8,231,644
Fidelity National Information Solutions, Inc. Term Loan B 5.25%, due 7/18/16	7,862,349	7,901,660
Fifth Third Processing Solutions LLC Term Loan B1 4.50%, due 11/3/16	8,142,446	8,086,466
First Data Corp.
Term Loan B1 2.995%, due 9/24/14	8,905,686	8,197,684
Term Loan B2 2.995%, due 9/24/14	874,576	806,250
Term Loan B3 2.995%, due 9/24/14	890,154	820,610
ServiceMaster Co.
Delayed Draw Term Loan 2.75%, due 7/24/14	665,779	634,987
Term Loan 2.76%, due 7/24/14	6,685,532	6,376,326
SunGard Data Systems, Inc. Tranche A 1.993%, due 2/28/14	4,650,784	4,572,303
Tranche B 3.903%, due 2/26/16	3,779,376	3,727,409
VeriFone, Inc. Term Loan B 3.00%, due 10/31/13	1,297,500	1,291,013
Verint Systems, Inc. Term Loan 4.50%, due 10/27/17	5,308,795	5,249,071

		77,555,063

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Ecological 0.2%
Big Dumpster Merger Sub, Inc. Delayed Draw Term Loan B 4.50%, due 2/5/13 (d)	$331,011	$264,809
Term Loan B 4.50%, due 2/5/13 (d)	786,152	628,922
Synagro Technologies, Inc. Term Loan B 2.25%, due 4/2/14	861,450	736,539
2nd Lien Term Loan 5.00%, due 10/2/14	750,000	600,000

		2,230,270

Electronics 2.3%
AVG Technologies, Inc. Term Loan 7.50%, due 3/11/16	10,000,000	9,350,000
Eagle Parent, Inc. New Term Loan 5.00%, due 5/16/18	3,000,000	2,928,750
NDS Finance, Ltd. New Term Loan B 4.00%, due 3/12/18	4,875,500	4,765,801
Rovi Solutions Corp. Tranche B Term Loan 4.00%, due 2/7/18	4,669,915	4,681,590
Sensata Technologies Finance Co. LLC Term Loan 4.00%, due 5/11/18	2,660,033	2,641,192

		24,367,333

Finance 2.2%
Brand Energy & Infrastructure Services, Inc. New Term Loan 2.625%, due 2/7/14	2,274,981	1,823,777
Harbourvest Partners LLC Term Loan B 6.25%, due 12/14/16	3,859,482	3,849,833
X Hertz Corp. (The)
New Synthetic Letter of Credit 3.75%, due 3/9/18	8,000,000	7,400,000
Term Loan B 3.75%, due 3/9/18	3,975,013	3,935,262
Istar Financial, Inc. Term Loan A2 7.00%, due 6/30/14	6,083,300	5,894,462

		22,903,334

Grocery 0.6%
Roundy’s Supermarkets, Inc. Extended Term Loan 7.00%, due 11/3/13	3,423,372	3,334,936
SUPERVALU, Inc. Extended Term Loan B2 3.496%, due 10/5/15	2,736,628	2,631,441

		5,966,377

Healthcare, Education & Childcare 12.6%
Bausch & Lomb, Inc. Delayed Draw Term Loan 3.496%, due 4/24/15	1,906,643	1,889,960
Term Loan 3.592%, due 4/24/15	7,822,993	7,754,542
Biomet, Inc. Term Loan B 3.317%, due 3/25/15	9,906,386	9,745,407
Community Health Systems, Inc. Non-Extended Delayed Draw 2.569%, due 7/25/14	468,030	453,404
Non-Extended Term Loan 2.569%, due 7/25/14	9,108,829	8,824,178
Extended Term Loan B 3.819%, due 1/25/17	561,240	543,000
X DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	10,386,338	10,334,406
Emergency Medical Services Corp. Term Loan 5.25%, due 5/25/18	9,741,000	9,507,216
Gentiva Health Services, Inc. New Term Loan B 4.75%, due 8/17/16	8,855,903	7,881,754
X Grifols, Inc. Term Loan B 6.00%, due 6/1/17	10,933,207	10,940,040
HCA, Inc. Extended Term Loan B2 3.619%, due 3/31/17	654,681	634,222
Extended Term Loan B3 3.619%, due 5/1/18	7,566,658	7,287,637
Health Management Associates, Inc. Term Loan B 2.119%, due 2/28/14	5,709,418	5,585,033
IASIS Healthcare LLC Term Loan 5.00%, due 5/3/18	4,776,000	4,662,570
Kinetic Concepts, Inc. Term Loan B 7.00%, due 11/2/18	2,000,000	2,004,062
Quintiles Transnational Corp. New Term Loan B 5.00%, due 6/8/18	8,067,980	7,957,045

The notes to the financial statements are an integral part of,

14 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Healthcare, Education & Childcare (continued)

RPI Finance Trust
Term Loan Tranche 2 4.00%, due 5/9/18	$9,426,375	$9,349,786
Rural/Metro Corp. Term Loan 5.75%, due 6/29/18 (d)	4,788,000	4,644,360
Select Medical Corp. New Term Loan B 5.50%, due 5/25/18	4,488,750	4,152,094
Sunrise Medical Holdings B.V. Term Loan B1 7.50%, due 5/13/14 (d)(e)	1,276,476	1,148,828
Universal Health Services, Inc. New Term Loan B 4.00%, due 11/15/16	7,692,375	7,610,643
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	6,403,107	6,344,410
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	1,283,379	1,271,081
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	2,566,759	2,542,162
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	1,764,647	1,747,736

		134,815,576

Home and Office Furnishings, Housewares & Durable Consumer Products 0.2%
National Bedding Co. LLC Extended 1st Lien Term Loan 3.875%, due 11/28/13	2,314,751	2,285,817

Hotels, Motels, Inns & Gaming 1.1%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/13/18	4,328,250	4,317,429
Las Vegas Sands LLC Extended Delayed Draw Term Loan 2.84%, due 11/23/16 (f)	1,471,915	1,416,718
Extended Term Loan B 2.84%, due 11/23/16 (f)	5,821,898	5,607,216
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	299,250	299,531

		11,640,894

Insurance 1.7%
Asurion Corp.
New 1st Lien Term Loan 5.50%, due 5/24/18	5,583,409	5,504,309
New 2nd Lien Term Loan 9.00%, due 5/24/19	2,135,000	2,094,968
Hub International Holdings, Inc. Delayed Draw Term Loan 2.869%, due 6/13/14	173,417	168,503
Initial Term Loan 2.869%, due 6/13/14	771,462	749,604
Add On Term Loan B 6.75%, due 6/13/14	1,974,811	1,968,229
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	7,707,814	7,431,620

		17,917,233

Leisure, Amusement, Motion Pictures & Entertainment 2.3%
X Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	11,652,252	11,652,252
Regal Cinemas, Inc. Term Loan B 3.369%, due 8/23/17	6,892,912	6,791,241
Six Flags Theme Parks, Inc. Add On Term Loan B 5.25%, due 6/30/16	6,563,312	6,559,210

		25,002,703

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.5%
Alliance Laundry Systems LLC Term Loan B 6.25%, due 9/30/16	4,678,948	4,667,251
Goodman Global Holdings, Inc. First Lien Term Loan 5.75%, due 10/28/16	2,908,854	2,899,505
2nd Lien Term Loan 9.00%, due 10/30/17	300,000	300,563
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	1,296,750	1,268,653
Rexnord Corp. Term Loan B 2.872%, due 7/19/13	7,412,851	7,301,658

		16,437,630

Mining, Steel, Iron & Non-Precious Metals 1.8%
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	3,358,125	3,324,544

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Mining, Steel, Iron & Non-Precious Metals (continued)

Novelis, Inc. Term Loan 3.75%, due 3/10/17	$8,432,481	$8,371,877
SunCoke Energy, Inc. Term Loan B 4.005%, due 7/26/18	798,000	794,010
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	7,010,134	6,983,846

		19,474,277

Oil & Gas 0.6%
Frac Tech International LLC Term Loan B 6.25%, due 5/6/16	6,968,403	6,906,183

Personal & Nondurable Consumer Products (Manufacturing Only) 1.6%
Spectrum Brands, Inc. New Term Loan B 5.001%, due 6/17/16	2,162,739	2,154,628
SRAM LLC New Term Loan B 4.764%, due 6/7/18	4,102,810	4,061,782
2nd Lien Term Loan 8.50%, due 12/7/18	1,400,000	1,400,000
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	9,895,038	9,350,811

		16,967,221

Personal Transportation 0.2%
United Airlines, Inc. Term Loan B 2.25%, due 2/3/14	2,688,572	2,592,792

Personal, Food & Miscellaneous Services 0.9%
X Aramark Corp.
Term Loan 2.244%, due 1/27/14	1,436,420	1,412,822
Synthetic Letter of Credit 2.264%, due 1/27/14	182,265	179,270
Extended Letter of Credit 3.489%, due 7/26/16	522,853	516,317
Extended Term Loan B 3.619%, due 7/26/16	7,935,336	7,836,145

		9,944,554

Printing & Publishing 3.1%
Dex Media East LLC New Term Loan 2.88%, due 10/24/14	1,354,914	700,039
Getty Images, Inc. New Term Loan 5.25%, due 11/7/16	8,328,851	8,335,789
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	6,080,155	6,059,890
MediaNews Group New Term Loan 8.50%, due 3/19/14	286,343	273,458
Merrill Communications LLC Term Loan 7.50%, due 12/24/12	3,511,279	3,362,050
Nielsen Finance LLC Class A Term Loan 2.242%, due 8/9/13	197,643	196,161
Class C Term Loan 3.492%, due 5/2/16	9,369,503	9,275,808
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(f)	5,339,710	3,644,352
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	2,160,438	883,980
SuperMedia, Inc. Exit Term Loan 11.00%, due 12/31/15	743,911	331,837

		33,063,364

Retail Store 4.6%
Academy, Ltd. Term Loan 6.00%, due 8/3/18	7,000,000	6,935,831
Michaels Stores, Inc. Term Loan B1 2.662%, due 10/31/13	3,493,569	3,418,705
Term Loan B2 4.912%, due 7/31/16	6,048,554	5,893,559
NBTY, Inc. New Term Loan B 4.25%, due 10/2/17	4,367,000	4,350,624
Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	8,722,181	8,458,954
Pantry, Inc. (The)
Delayed Draw Term Loan B 2.00%, due 5/15/14	604,341	580,167
Term Loan B 2.00%, due 5/15/14	2,098,754	2,014,804

The notes to the financial statements are an integral part of,

16 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Retail Store (continued)

Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	$9,991,650	$9,879,244
Pilot Travel Centers LLC New Term Loan B 4.25%, due 3/30/18	4,008,034	4,003,024
Yankee Candle Co., Inc. (The) Term Loan B 2.25%, due 2/6/14	3,668,416	3,578,236

		49,113,148

Telecommunications 1.0%
MetroPCS Wireless, Inc. Tranche B2 4.071%, due 11/4/16	3,025,151	2,991,118
Syniverse Technologies, Inc. Term Loan B 5.25%, due 12/21/17	7,245,250	7,245,250

		10,236,368

Utilities 2.7%
AES Corp. New Term Loan 4.25%, due 6/1/18	4,470,422	4,459,245
BRSP LLC Term Loan B 7.50%, due 6/4/14	1,442,639	1,435,426
Calpine Corp. Term Loan B2 4.50%, due 4/2/18	3,990,000	3,947,108
Equipower Resources Holdings LLC Term Loan B 5.75%, due 1/26/18	2,312,774	2,301,210
X NRG Energy, Inc. New Term Loan B 4.00%, due 7/2/18	10,216,900	10,210,514
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.757%, due 10/10/17	5,571,479	3,785,820
TPF Generation Holdings LLC Synthetic Revolver 2.369%, due 12/15/11	8,196	7,811
Synthetic Letter of Credit 2.369%, due 12/13/13	26,144	24,919
Term Loan B 2.369%, due 12/13/13	42,516	40,523
2nd Lien Term Loan C 4.619%, due 12/15/14	1,600,000	1,480,000
TPF II LC LLC Term Loan B 3.119%, due 10/15/14 (d)	959,447	906,678

		28,599,254

Total Floating Rate Loans (Cost $876,205,922)		855,272,801

Foreign Floating Rate Loans 2.9% (c)

Broadcasting & Entertainment 0.4%
UPC Financing Partnership
Term Loan X 3.739%, due 12/29/17	3,241,439	3,119,885
Term Loan T 3.872%, due 12/30/16	1,762,638	1,703,149

		4,823,034

Containers, Packaging & Glass 0.1%
BWAY Corp. Canadian Term Loan C 4.50%, due 2/23/18	798,135	788,159

Electronics 0.5%
Flextronics International, Ltd.
Term Loan A 2.49%, due 10/1/14	3,824,176	3,760,668
Delayed Draw A1-A Term Loan 2.496%, due 10/1/14	1,098,901	1,085,851

		4,846,519

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Bombardier Recreational Products, Inc. Term Loan 2.899%, due 6/28/13 (d)	1,292,986	1,250,964

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 3.996%, due 7/31/14	2,747,374	765,339

Telecommunications 1.7%
X Intelsat Jackson Holdings, Ltd. Tranche B Term Loan 5.25%, due 4/2/18	10,930,038	10,848,062
Telesat Canada
U.S. Term I Loan 3.25%, due 10/31/14	7,144,721	7,010,758

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Foreign Floating Rate Loans (continued)

Telecommunications (continued)

Telesat Canada (continued)
U.S. Term II Loan 3.25%, due 10/31/14	$613,731	$602,223

		18,461,043

Total Foreign Floating Rate Loans (Cost $33,202,775)		30,935,058

Yankee Bonds 1.0% (g)

Leisure, Amusement, Motion Pictures & Entertainment 0.6%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,000,000	6,240,000

Mining, Steel, Iron & Non-Precious Metals 0.4%
FMG Resources August 2006 Pty, Ltd. 6.375%, due 2/1/16 (a)	4,000,000	3,880,000

Total Yankee Bonds (Cost $10,425,759)		10,120,000

Total Long-Term Bonds (Cost $999,234,617)		976,492,107

	Shares
Common Stocks 0.1%

Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (d)(e)	379	276,147

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
MGM Studios, Inc. (d)(e)	53,236	1,064,720

Total Common Stocks (Cost $1,796,087)		1,340,867

	Principal
	Amount
Short-Term Investments 5.7%

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $792,152 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $640,000 and a Market Value of $813,594)	$792,152	792,152

Total Repurchase Agreement (Cost $792,152)		792,152

U.S. Government 5.6%
United States Treasury Bills 0.002%, due 12/15/11 (h)	7,563,000	7,562,981
0.004%, due 11/17/11 (h)	7,453,000	7,452,992
0.007%, due 12/1/11 (h)	1,465,000	1,464,992
0.008%, due 12/22/11 (h)	18,871,000	18,870,808
0.011%, due 11/10/11 (h)	22,567,000	22,566,938
0.013%, due 12/8/11 (h)	1,591,000	1,590,978

Total U.S. Government (Cost $59,509,689)		59,509,689

Total Short-Term Investments (Cost $60,301,841)		60,301,841

Total Investments (Cost $1,061,332,545) (i)	97.4%	1,038,134,815
Other Assets, Less Liabilities	2.6	27,927,167
Net Assets	100.0%	$1,066,061,982

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(d)	Illiquid security—The total market value of these securities at October 31, 2011 is $19,478,924, which represents 1.8% of the Fund’s net assets.
(e)	Fair valued security. The total market value of these securities at October 31, 2011 is $2,489,695, which represents 0.2% of the Fund’s net assets.
(f)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

The notes to the financial statements are an integral part of,

18 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

(g)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(h)	Interest rate presented is yield to maturity.
(i)	At October 31, 2011, cost is $1,061,259,144 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$2,936,244
Gross unrealized depreciation	(26,060,573)

Net unrealized depreciation	$(23,124,329)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$80,164,248	$—		$80,164,248
Floating Rate Loans (b)	—	803,128,938	52,143,863	(c)	855,272,801
Foreign Floating Rate Loans	—	30,935,058	—		30,935,058
Yankee Bonds	—	10,120,000	—		10,120,000

Total Long-Term Bonds	—	924,348,244	52,143,863		976,492,107

Common Stocks (d)	—	—	1,340,867		1,340,867

Short-Term Investments
Repurchase Agreement	—	792,152	—		792,152
U.S. Government	—	59,509,689	—		59,509,689

Total Short-Term Investments	—	60,301,841	—		60,301,841

Total Investments in Securities	$—	$984,650,085	$53,484,730		$1,038,134,815

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,148,828 is held in Healthcare, Education & Childcare within the Floating Rate Loans section of the Portfolio of Investments.

(c)	Includes $50,995,035 of Level 3 securities which represent floating rate loans whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value with significant unobservable inputs.

(d)	The Level 3 securities valued at $276,147 and $1,064,720 are held in Beverage, Food & Tobacco and Leisure, Amusement, Motion Pictures & Entertainment within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended October 31, 2011, securities with a total value of $9,809,375 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which utilized a single broker quote with significant unobservable inputs. (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments October 31, 2011 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

											Change in
											Unrealized
											Appreciation
											(Depreciation)
											from
	Balance			Change in						Balance	Investments
	as of	Accrued	Realized	Unrealized				Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation				in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases (b)		Sales (c)	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$—	$(3,595)	$(162)	$(546,857)	$11,680,505		$(82,375)	$—	$—	$11,047,516	$(546,857)
Automobile	—	468	68	(106,846)	—		(8,000)	3,171,407	—	3,057,097	(106,885)
Buildings & Real Estate	—	3,155	(135,734)	(177,179)	10,746,000		(2,877,000)	—	—	7,559,242	(177,179)
Diversified/Conglomerate Manufacturing	—	1,300	51	(56,641)	2,881,500		(10,500)	—	—	2,815,710	(56,641)
Diversified/Conglomerate Services	—	—	—	6,788	—		(30,000)	1,314,225	—	1,291,013	6,788
Electronics	—	21,282	(206)	(502,602)	14,536,583		(23,467)	—	—	14,031,590	(502,602)
Healthcare, Education & Childcare	—	(753)	(489)	30,129	—		(288,868)	1,408,809	—	1,148,828	753
Mining, Steel, Iron & Non-Precious Metals	—	117	10	(117)	796,000		(2,000)	—	—	794,010	(117)
Personal & Nondurable Consumer Products (Manufacturing Only)	—	1,839	465	(8,332)	5,565,000		(97,190)	—	—	5,461,782	(8,332)
Printing & Publishing	2,642,500	—	(851,571)	—	105,063		(1,895,992)	—	—	—	—
Retail Store	—	—	—	15,998	—		(55,171)	2,634,144	—	2,594,971	13,515
Utilities	—	13,600	1,571	(29,592)	—		(333,074)	2,689,599	—	2,342,104	(43,827)
Common Stocks
Beverage, Food & Tobacco	265,475	—	—	10,672	—		—	—	—	276,147	10,672
Leisure, Amusement, Motion Pictures & Entertainment	—	—	—	(199,635)	1,264,355	(d)	—	—	—	1,064,720	(199,635)
Printing & Publishing	409,280	—	(353,167)	493,527	—		(549,640)	—	—	—	—

Total	$3,317,255	$37,413	$(1,339,164)	$(1,070,687)	$47,575,006		$(6,253,277)	$11,218,184	$—	$53,484,730	$(1,610,347)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases may include paid-in-kind interest.

(c)	Sales may include principal reductions.

(d)	Purchases include securities received from a restructure.

The notes to the financial statements are an integral part of,

20 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $1,061,332,545)	$1,038,134,815
Cash	295,386
Receivables:
Investment securities sold	26,873,196
Interest	4,523,303
Fund shares sold	4,390,522
Other assets	74,991

Total assets	1,074,292,213

Liabilities
Payables:
Fund shares redeemed	3,268,322
Investment securities purchased	3,007,500
Manager (See Note 3)	550,028
NYLIFE Distributors (See Note 3)	278,549
Transfer agent (See Note 3)	200,295
Professional fees	64,069
Shareholder communication	61,007
Trustees	4,538
Custodian	2,067
Accrued expenses	6,726
Dividend payable	787,130

Total liabilities	8,230,231

Net assets	$1,066,061,982

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$114,510
Additional paid-in capital	1,152,437,422

1,152,551,932
Distributions in excess of net investment income	(337,496)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(62,954,724)
Net unrealized appreciation (depreciation) on investments	(23,197,730)

Net assets	$1,066,061,982

Investor Class
Net assets applicable to outstanding shares	$26,067,730

Shares of beneficial interest outstanding	2,800,353

Net asset value per share outstanding	$9.31
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.60

Class A
Net assets applicable to outstanding shares	$453,282,004

Shares of beneficial interest outstanding	48,696,422

Net asset value per share outstanding	$9.31
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.60

Class B
Net assets applicable to outstanding shares	$14,508,323

Shares of beneficial interest outstanding	1,557,470

Net asset value and offering price per share outstanding	$9.32

Class C
Net assets applicable to outstanding shares	$197,230,473

Shares of beneficial interest outstanding	21,181,329

Net asset value and offering price per share outstanding	$9.31

Class I
Net assets applicable to outstanding shares	$374,973,452

Shares of beneficial interest outstanding	40,274,876

Net asset value and offering price per share outstanding	$9.31

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$56,963,115

Expenses
Manager (See Note 3)	7,260,622
Distribution/Service—Investor Class (See Note 3)	60,726
Distribution/Service—Class A (See Note 3)	1,257,620
Distribution/Service—Class B (See Note 3)	164,911
Distribution/Service—Class C (See Note 3)	2,024,348
Transfer agent (See Note 3)	1,217,012
Registration	170,034
Professional fees	160,855
Shareholder communication	158,756
Trustees	33,326
Custodian	29,064
Miscellaneous	66,372

Total expenses	12,603,646

Net investment income (loss)	44,359,469

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(2,353,848)
Foreign currency transactions	16,046

Net realized gain (loss) on investments and foreign currency transactions	(2,337,802)

Net change in unrealized appreciation (depreciation) on:
Investments	(21,789,725)
Translation of other assets and liabilities in foreign currencies	(7,759)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(21,797,484)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(24,135,286)

Net increase (decrease) in net assets resulting from operations	$20,224,183

The notes to the financial statements are an integral part of,

22 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$44,359,469	$30,234,168
Net realized gain (loss) on investments and foreign currency transactions	(2,337,802)	(1,039,386)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(21,797,484)	41,832,777

Net increase (decrease) in net assets resulting from operations	20,224,183	71,027,559

Dividends to shareholders:
From net investment income:
Investor Class	(876,126)	(763,120)
Class A	(18,556,633)	(13,876,325)
Class B	(470,671)	(515,764)
Class C	(5,816,212)	(4,254,049)
Class I	(18,642,162)	(10,816,347)

Total dividends to shareholders	(44,361,804)	(30,225,605)

Capital share transactions:
Net proceeds from sale of shares	763,804,390	428,461,625
Net asset value of shares issued to shareholders in reinvestment of dividends	33,439,655	22,548,577
Cost of shares redeemed	(692,388,113)	(229,660,828	)(a)

Increase (decrease) in net assets derived from capital share transactions	104,855,932	221,349,374

Net increase (decrease) in net assets	80,718,311	262,151,328

Net Assets
Beginning of year	985,343,671	723,192,343

End of year	$1,066,061,982	$985,343,671

Distributions in excess of net investment income at end of year	$(337,496)	$(150,044)

(a)	Cost of shares redeemed net of redemption fee of $17,341 for the year ended October 31, 2010. (See Note 2(J)).

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$9.42	$8.97	$7.61	$8.94

Net investment income (loss)	0.34	0.32	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.11)	0.45	1.36	(1.33)

Total from investment operations	0.23	0.77	1.65	(1.05)

Less dividends:
From net investment income	(0.34)	(0.32)	(0.29)	(0.28)

Redemption fee (a)	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$9.31	$9.42	$8.97	$7.61

Total investment return (b)	2.45%	8.76%	22.32%	(12.19	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61%	3.52%	3.63%	4.43	% ††
Net expenses	1.06%	1.10%	1.19%	1.05	% ††
Portfolio turnover rate	38%	10%	17%	10%
Net assets at end of period (in 000’s)	$26,068	$23,245	$20,191	$14,586

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.42	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.35	0.33	0.31	0.46	0.62
Net realized and unrealized gain (loss) on investments	(0.11)	0.45	1.36	(2.03)	(0.28)

Total from investment operations	0.24	0.78	1.67	(1.57)	0.34

Less dividends:
From net investment income	(0.35)	(0.33)	(0.31)	(0.47)	(0.62)

Redemption fee (a)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.31	$9.42	$8.97	$7.61	$9.65

Total investment return (b)	2.53%	8.87%	22.53%	(16.91%)	3.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.69%	3.62%	3.80%	5.36%	6.34%
Net expenses	0.98%	1.00%	1.01%	1.00%	1.01%
Portfolio turnover rate	38%	10%	17%	10%	29%
Net assets at end of year (in 000’s)	$453,282	$429,262	$338,350	$245,193	$631,749

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

24 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.43	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.27	0.25	0.23	0.39	0.55
Net realized and unrealized gain (loss) on investments	(0.11)	0.46	1.36	(2.03)	(0.28)

Total from investment operations	0.16	0.71	1.59	(1.64)	0.27

Less dividends:
From net investment income	(0.27)	(0.25)	(0.23)	(0.40)	(0.55)

Redemption fee (a)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.32	$9.43	$8.97	$7.61	$9.65

Total investment return (b)	1.59%	8.06%	21.41%	(17.66%)	2.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.86%	2.76%	2.95%	4.51%	5.59%
Net expenses	1.82%	1.85%	1.94%	1.79%	1.76%
Portfolio turnover rate	38%	10%	17%	10%	29%
Net assets at end of year (in 000’s)	$14,508	$17,665	$20,289	$20,703	$47,141

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.43	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.27	0.25	0.24	0.39	0.55
Net realized and unrealized gain (loss) on investments	(0.12)	0.46	1.35	(2.03)	(0.28)

Total from investment operations	0.15	0.71	1.59	(1.64)	0.27

Less dividends:
From net investment income	(0.27)	(0.25)	(0.23)	(0.40)	(0.55)

Redemption fee (a)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.31	$9.43	$8.97	$7.61	$9.65

Total investment return (b)	1.59%	8.06%	21.41%	(17.66%)	2.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.87%	2.76%	2.89%	4.52%	5.59%
Net expenses	1.81%	1.85%	1.94%	1.79%	1.76%
Portfolio turnover rate	38%	10%	17%	10%	29%
Net assets at end of year (in 000’s)	$197,230	$173,005	$132,105	$104,048	$232,130

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.43	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.37	0.36	0.33	0.50	0.66
Net realized and unrealized gain (loss) on investments	(0.12)	0.46	1.36	(2.04)	(0.28)

Total from investment operations	0.25	0.82	1.69	(1.54)	0.38

Less dividends:
From net investment income	(0.37)	(0.36)	(0.33)	(0.50)	(0.66)

Redemption fee (a)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.31	$9.43	$8.97	$7.61	$9.65

Total investment return (b)	2.67%	9.26%	22.84%	(16.67%)	3.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94%	3.87%	3.97%	5.33%	6.68%
Net expenses	0.73%	0.75%	0.77%	0.71%	0.67%
Portfolio turnover rate	38%	10%	17%	10%	29%
Net assets at end of year (in 000’s)	$374,973	$342,167	$212,257	$103,930	$61,992

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

26 MainStay Floating Rate Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Floating Rate Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide high current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange

mainstayinvestments.com    27

Notes to Financial Statements (continued)

on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. At October 31, 2011, the Fund held securities with a value of $50,995,035 that were valued by single broker quotes and/or deemed to be illiquid.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $2,489,695 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for

28    MainStay Floating Rate Fund

federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These

mainstayinvestments.com    29

Notes to Financial Statements (continued)

unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2011, the Fund did not hold any unfunded commitments.

(J) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(K) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights or warrants.

(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(M) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(N) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion and 0.575% in excess of $1 billion. The effective management fee rate was 0.60% for the year ended October 31, 2011.

30    MainStay Floating Rate Fund

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $7,260,622.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,383 and $74,973, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $92, $43,510, $15,075 and $71,419, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$40,639

Class A	417,793

Class B	27,544

Class C	338,088

Class I	392,948

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$13,720,557	3.0%

Class C	1,222	0.0	‡

Class I	1,318	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $16,590. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$449,635	$(63,028,125)	$(787,131)	$(23,124,329)	$(86,489,950)

The difference between book-basis and tax basis unrealized depreciation is primarily due to partnership basis adjustments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized	Additional
Net Investment	Gain (Loss) on	Paid-In
Income (Loss)	Investments	Capital

$(185,117)	$(1,414,009)	$1,599,126

The reclassifications for the Fund are primarily due to foreign currency gain (loss), reclassification of consent fees, modified debt instrument adjustments, interest income on defaulted securities and partnership basis adjustments.

mainstayinvestments.com    31

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $63,028,125 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2012	$229
2013	3,166
2014	1,436
2015	14,042
2016	30,853
2017	7,484
2018	2,022
2019	3,796

Total	$63,028

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$44,361,804	$30,225,605

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $921,336 and $399,202, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	755,577	$7,127,043
Shares issued to shareholders in reinvestment of dividends	89,026	837,014
Shares redeemed	(589,639)	(5,545,892)

Net increase (decrease) in shares outstanding before conversion	254,964	2,418,165
Shares converted into Investor Class (See Note 1)	371,104	3,461,637
Shares converted from Investor Class (See Note 1)	(292,368)	(2,757,039)

Net increase (decrease)	333,700	$3,122,763

Year ended October 31, 2010:
Shares sold	569,826	$5,248,834
Shares issued to shareholders in reinvestment of dividends	79,154	729,782
Shares redeemed	(524,154)	(4,822,726)

Net increase (decrease) in shares outstanding before conversion	124,826	1,155,890
Shares converted into Investor Class (See Note 1)	342,777	3,155,746
Shares converted from Investor Class (See Note 1)	(252,310)	(2,320,056)

Net increase (decrease)	215,293	$1,991,580

32    MainStay Floating Rate Fund

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	30,607,899	$289,831,810
Shares issued to shareholders in reinvestment of dividends	1,474,578	13,878,656
Shares redeemed	(29,407,295)	(275,135,054)

Net increase (decrease) in shares outstanding before conversion	2,675,182	28,575,412
Shares converted into Class A (See Note 1)	646,571	6,088,832
Shares converted from Class A (See Note 1)	(178,133)	(1,646,387)

Net increase (decrease)	3,143,620	$33,017,857

Year ended October 31, 2010:
Shares sold	23,860,957	$220,068,241
Shares issued to shareholders in reinvestment of dividends	1,064,051	9,818,280
Shares redeemed	(14,879,869)	(136,858,227)

Net increase (decrease) in shares outstanding before conversion	10,045,139	93,028,294
Shares converted into Class A (See Note 1)	548,278	5,031,435
Shares converted from Class A (See Note 1)	(117,042)	(1,089,324)
Shares converted from Class A (a)	(2,653,153)	(24,329,410)

Net increase (decrease)	7,823,222	$72,640,995

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	623,409	$5,892,617
Shares issued to shareholders in reinvestment of dividends	38,587	363,469
Shares redeemed	(431,130)	(4,044,658)

Net increase (decrease) in shares outstanding before conversion	230,866	2,211,428
Shares converted from Class B (See Note 1)	(546,718)	(5,147,043)

Net increase (decrease)	(315,852)	$(2,935,615)

Year ended October 31, 2010:
Shares sold	554,068	$5,113,381
Shares issued to shareholders in reinvestment of dividends	45,872	422,904
Shares redeemed	(466,149)	(4,286,913)

Net increase (decrease) in shares outstanding before conversion	133,791	1,249,372
Shares converted from Class B (See Note 1)	(521,387)	(4,777,801)

Net increase (decrease)	(387,596)	$(3,528,429)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	9,084,726	$86,081,533
Shares issued to shareholders in reinvestment of dividends	413,399	3,887,513
Shares redeemed	(6,669,995)	(62,102,724)

Net increase (decrease)	2,828,130	$27,866,322

Year ended October 31, 2010:
Shares sold	7,950,008	$73,253,954
Shares issued to shareholders in reinvestment of dividends	296,201	2,733,048
Shares redeemed	(4,619,304)	(42,462,801)

Net increase (decrease)	3,626,905	$33,524,201

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	39,689,683	$374,871,387
Shares issued to shareholders in reinvestment of dividends	1,537,769	14,473,003
Shares redeemed	(37,253,085)	(345,559,785)

Net increase (decrease)	3,974,367	$43,784,605

Year ended October 31, 2010:
Shares sold	13,483,091	$124,777,215
Shares issued to shareholders in reinvestment of dividends	958,859	8,844,563
Shares redeemed	(4,456,479)	(41,230,161)

Net increase (decrease) in shares outstanding before conversion	9,985,471	92,391,617
Shares converted into Class I (a)	2,653,153	24,329,410

Net increase (decrease)	12,638,624	$116,721,027

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

34    MainStay Floating Rate Fund

Federal Income Tax Information (Unaudited)

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com    35

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

36    MainStay Floating Rate Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    37

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

38    MainStay Floating Rate Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    39

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

40    MainStay Floating Rate Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25018 MS284-11	MSFR11-12/11
NA4

MainStay Growth Equity Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	13

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	26

Proxy Voting Policies and Procedures and Proxy Voting Record	27

Shareholder Reports and Quarterly Portfolio Disclosure	27

Board Members and Officers	28

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		One Year	Five Years	(11/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	0.94%	–0.58%	1.14%	1.53%
		Excluding sales charges	6.81	0.55	2.10	1.53

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1.20	–0.44	1.26	1.24
		Excluding sales charges	7.09	0.70	2.22	1.24

Class B Shares	Maximum 5% CDSC	With sales charges	1.05	–0.60	1.17	2.28
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	6.05	–0.20	1.32	2.28

Class C Shares	Maximum 1% CDSC	With sales charges	5.05	–0.22	1.32	2.28
	if Redeemed Within One Year of Purchase	Excluding sales charges	6.05	–0.22	1.32	2.28

Class I Shares	No Sales Charge		7.33	1.00	2.51	0.99

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Since
Benchmark Performance	Year	Years	Inception

Russell 1000® Growth Index[4]	9.92%	3.04%	4.06%

Average Lipper Large-Cap Growth Fund[5]	6.92	1.99	2.57

4.	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page is an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Growth Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$927.50	$7.04	$1,017.90	$7.38

Class A Shares	$1,000.00	$929.30	$5.79	$1,019.20	$6.06

Class B Shares	$1,000.00	$924.70	$10.67	$1,014.10	$11.17

Class C Shares	$1,000.00	$923.90	$10.67	$1,014.10	$11.17

Class I Shares	$1,000.00	$929.90	$4.57	$1,020.50	$4.79

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.45% for Investor Class, 1.19% for Class A, 2.20% for Class B and Class C and 0.94% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

IT Services	9.7%
Software	8.5
Computers & Peripherals	7.9
Energy Equipment & Services	5.8
Hotels, Restaurants & Leisure	5.0
Oil, Gas & Consumable Fuels	4.7
Aerospace & Defense	4.4
Industrial Conglomerates	3.7
Internet & Catalog Retail	3.3
Food Products	3.1
Chemicals	3.0
Media	2.9
Communications Equipment	2.8
Pharmaceuticals	2.8
Internet Software & Services	2.6
Beverages	2.5
Health Care Equipment & Supplies	2.5
Biotechnology	2.3
Wireless Telecommunication Services	2.1
Textiles, Apparel & Luxury Goods	2.0
Road & Rail	1.8
Food & Staples Retailing	1.7
Multiline Retail	1.7
Specialty Retail	1.6
Consumer Finance	1.4
Health Care Providers & Services	1.2
Machinery	1.1
Personal Products	1.1
Health Care Technology	1.0
Metals & Mining	1.0
Semiconductors & Semiconductor Equipment	1.0
Diversified Financial Services	0.9
Capital Markets	0.8
Professional Services	0.7
Short-Term Investments	1.5
Other Assets, Less Liabilities	−0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investments)

1.	Apple, Inc.
2.	Oracle Corp.
3.	QUALCOMM, Inc.
4.	Google, Inc. Class A
5.	PepsiCo., Inc.
6.	MasterCard, Inc. Class A
7.	International Business Machines Corp.
8.	Occidental Petroleum Corp.
9.	McDonald’s Corp.
10.	Schlumberger, Ltd.

8    MainStay Growth Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Growth Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Growth Equity Fund returned 6.81% for Investor Class shares, 7.09% for Class A shares and 6.05% for both Class B and Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 7.33%. Class A and Class I shares outperformed—and all other share classes underperformed—the 6.92% return of the average Lipper1 large-cap growth fund for the 12 months ended October 31, 2011. All share classes underperformed the 9.92% return of the Russell 1000® Growth Index2 over the same period. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the Russell 1000® Growth Index came primarily from stock selection in the energy and consumer staples sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, industrials, materials and information technology made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) Energy, consumer staples and health care were the three weakest-contributing sectors relative to the benchmark.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributions to the Fund’s absolute performance came from computers & peripherals company Apple, oil, gas & consumable fuels company ExxonMobil and biopharmaceutical company Alexion Pharmaceuticals. Major detractors from the Fund’s absolute performance included energy equipment & services company Nabors Industries, biotechnology company Dendreon, and energy equipment & services company Baker Hughes.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period the Fund initiated new positions in high-end accessory and gift manufacturer and retailer Coach and aerospace & technology company United Technologies. Significant sales included pharmaceutical company Abbott Laboratories and food & staples retailer Wal-Mart Stores.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s weightings relative to Russell 1000® Growth Index increased in the consumer discretionary and information technology sectors. Over the same period, the Fund’s weightings relative to the benchmark decreased in health care and industrials.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund was overweight relative to the Russell 1000® Growth Index in the information technology, consumer discretionary and telecommunication services sectors. As of the same date, the Fund was underweight relative to the benchmark in consumer staples, materials and industrials.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000® Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments††† October 31, 2011

	Shares	Value
Common Stocks 98.6%†

Aerospace & Defense 4.4%
Precision Castparts Corp.	55,779	$9,100,344
TransDigm Group, Inc. (a)	38,752	3,639,588
United Technologies Corp.	136,562	10,649,104

		23,389,036

Beverages 2.5%
X PepsiCo., Inc.	214,100	13,477,595

Biotechnology 2.3%
Alexion Pharmaceuticals, Inc. (a)	102,859	6,944,011
Gilead Sciences, Inc. (a)	128,850	5,367,891

		12,311,902

Capital Markets 0.8%
TD Ameritrade Holding Corp.	268,997	4,513,770

Chemicals 3.0%
Monsanto Co.	129,914	9,451,243
Praxair, Inc.	63,803	6,486,851

		15,938,094

Communications Equipment 2.8%
X QUALCOMM, Inc.	291,805	15,057,138

Computers & Peripherals 7.9%
X Apple, Inc. (a)	85,281	34,520,043
EMC Corp. (a)	323,617	7,931,853

		42,451,896

Consumer Finance 1.4%
American Express Co.	148,226	7,503,200

Diversified Financial Services 0.9%
Citigroup, Inc.	56,084	1,771,694
IntercontinentalExchange, Inc. (a)	23,815	3,093,092

		4,864,786

Energy Equipment & Services 5.8%
Baker Hughes, Inc.	129,335	7,500,137
FMC Technologies, Inc. (a)	182,770	8,191,751
Nabors Industries, Ltd. (a)	230,823	4,230,985
X Schlumberger, Ltd.	150,308	11,043,129

		30,966,002

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	108,662	9,046,111

Food Products 3.1%
Green Mountain Coffee Roasters, Inc. (a)	46,656	3,033,573
Mead Johnson Nutrition Co.	113,727	8,171,285
Sara Lee Corp.	298,577	5,314,671

		16,519,529

Health Care Equipment & Supplies 2.5%
Cooper Cos., Inc. (The)	61,974	4,294,798
Covidien PLC	195,000	9,172,800

		13,467,598

Health Care Providers & Services 1.2%
Express Scripts, Inc. (a)	9,113	416,737
Humana, Inc.	69,211	5,875,322

		6,292,059

Health Care Technology 1.0%
Cerner Corp. (a)	81,928	5,196,693

Hotels, Restaurants & Leisure 5.0%
Las Vegas Sands Corp. (a)	132,980	6,243,411
X McDonald’s Corp.	130,335	12,101,605
Starbucks Corp.	197,290	8,353,258

		26,698,274

Industrial Conglomerates 3.7%
Danaher Corp.	192,582	9,311,340
General Electric Co.	249,708	4,172,621
Tyco International, Ltd.	132,633	6,041,433

		19,525,394

Internet & Catalog Retail 3.3%
Amazon.com, Inc. (a)	51,622	11,021,813
Priceline.com, Inc. (a)	13,323	6,764,354

		17,786,167

Internet Software & Services 2.6%
X Google, Inc. Class A (a)	23,083	13,679,909

IT Services 9.7%
Accenture PLC Class A	89,882	5,416,289
Cognizant Technology Solutions Corp. Class A (a)	133,962	9,745,735
Genpact, Ltd. (a)	351,920	5,683,508
X International Business Machines Corp.	67,055	12,380,365
X MasterCard, Inc. Class A	37,092	12,879,826
Teradata Corp. (a)	92,971	5,546,650

		51,652,373

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of,

10 MainStay Growth Equity Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Machinery 1.1%
Caterpillar, Inc.	62,696	$5,922,264

Media 2.9%
DIRECTV Class A (a)	140,937	6,406,996
Viacom, Inc. Class B	204,738	8,977,761

		15,384,757

Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.	138,464	5,574,561

Multiline Retail 1.7%
Dollar Tree, Inc. (a)	42,205	3,374,712
Macy’s, Inc.	194,736	5,945,290

		9,320,002

Oil, Gas & Consumable Fuels 4.7%
Marathon Petroleum Corp.	99,885	3,585,872
X Occidental Petroleum Corp.	132,029	12,270,775
Pioneer Natural Resources Co.	58,020	4,867,878
Southwestern Energy Co. (a)	103,444	4,348,786

		25,073,311

Personal Products 1.1%
Estee Lauder Cos., Inc. (The) Class A	61,573	6,061,862

Pharmaceuticals 2.8%
Perrigo Co.	50,591	4,567,355
Sanofi, Sponsored ADR (b)	140,802	5,033,672
Shire PLC, Sponsored ADR (b)	57,929	5,462,705

		15,063,732

Professional Services 0.7%
Verisk Analytics, Inc. Class A (a)	102,190	3,591,978

Road & Rail 1.8%
Union Pacific Corp.	96,928	9,651,121

Semiconductors & Semiconductor Equipment 1.0%
Texas Instruments, Inc.	174,220	5,353,781

Software 8.5%
Check Point Software Technologies, Ltd. (a)	114,020	6,570,972
Citrix Systems, Inc. (a)	87,471	6,370,513
Microsoft Corp.	302,771	8,062,792
X Oracle Corp.	616,797	20,212,438
Salesforce.com, Inc. (a)	33,512	4,462,793

		45,679,508

Specialty Retail 1.6%
Home Depot, Inc. (The)	243,000	8,699,400

Textiles, Apparel & Luxury Goods 2.0%
Coach, Inc.	166,351	10,824,460

Wireless Telecommunication Services 2.1%
American Tower Corp. Class A (a)	150,878	8,313,378
Vodafone Group PLC, Sponsored ADR (b)	99,006	2,756,327

		11,069,705

Total Common Stocks (Cost $458,426,127)		527,607,968

	Principal
	Amount
Short-Term Investments 1.5%

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $59,957 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $65,000 and a Market Value of $65,131	$59,957	59,957

Total Repurchase Agreement (Cost $59,957)		59,957

U.S. Government 1.5%
United States Treasury Bills 0.01%, due 1/26/12 (c)(d)	300,000	299,993
0.014%, due 1/12/12 (c)	7,700,000	7,699,769

Total U.S. Government (Cost $7,999,771)		7,999,762

Total Short-Term Investments (Cost $8,059,728)		8,059,719

Total Investments (Cost $466,485,855) (f)	100.1%	535,667,687
Other Assets, Less Liabilities	(0.1)	(781,321)
Net Assets	100.0%	$534,886,366

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (e)
Futures Contracts 0.0%‡

Standard & Poor’s 500 Index Mini December 2011	10	$31,342

Total Futures Contracts (Settlement Value $624,650)		$31,342

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	Interest rate presented is yield to maturity.
(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(f)	At October 31, 2011, cost is $468,595,311 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$78,961,804
Gross unrealized depreciation	(11,889,428)

Net unrealized appreciation	$67,072,376

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$527,607,968	$—	$—	$527,607,968
Short-Term Investments
Repurchase Agreement	—	59,957	—	59,957
U.S. Government	—	7,999,762	—	7,999,762

Total Short-Term Investments	—	8,059,719	—	8,059,719

Total Investments in Securities	527,607,968	8,059,719	—	535,667,687

Other Financial Instruments
Futures Contracts Long (b)	31,342	—	—	31,342

Total Investments in Securities and Other Financial Instruments	$527,639,310	$8,059,719	$—	$535,699,029

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

12 MainStay Growth Equity Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $466,485,855)	$535,667,687
Receivables:
Investment securities sold	382,021
Dividends and interest	333,328
Fund shares sold	99,916
Other assets	23,010

Total assets	536,505,962

Liabilities
Payables:
Investment securities purchased	383,849
Transfer agent (See Note 3)	320,703
Fund shares redeemed	316,468
Manager (See Note 3)	306,922
NYLIFE Distributors (See Note 3)	158,870
Shareholder communication	66,921
Professional fees	35,218
Variation margin on futures contracts	22,134
Trustees	2,051
Custodian	1,347
Accrued expenses	5,113

Total liabilities	1,619,596

Net assets	$534,886,366

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,263
Additional paid-in capital	513,530,205

513,578,468
Accumulated net realized gain (loss) on investments and futures transactions	(47,905,276)
Net unrealized appreciation (depreciation) on investments and futures contracts	69,213,174

Net assets	$534,886,366

Investor Class
Net assets applicable to outstanding shares	$241,100,336

Shares of beneficial interest outstanding	21,657,201

Net asset value per share outstanding	$11.13
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.78

Class A
Net assets applicable to outstanding shares	$211,043,726

Shares of beneficial interest outstanding	18,876,905

Net asset value per share outstanding	$11.18
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.83

Class B
Net assets applicable to outstanding shares	$77,566,876

Shares of beneficial interest outstanding	7,255,168

Net asset value and offering price per share outstanding	$10.69

Class C
Net assets applicable to outstanding shares	$3,077,414

Shares of beneficial interest outstanding	287,824

Net asset value and offering price per share outstanding	$10.69

Class I
Net assets applicable to outstanding shares	$2,098,014

Shares of beneficial interest outstanding	186,135

Net asset value and offering price per share outstanding	$11.27

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$6,074,623
Interest	2,580

Total income	6,077,203

Expenses
Manager (See Note 3)	3,986,304
Distribution/Service—Investor Class (See Note 3)	622,943
Distribution/Service—Class A (See Note 3)	564,422
Distribution/Service—Class B (See Note 3)	898,176
Distribution/Service—Class C (See Note 3)	30,553
Transfer agent (See Note 3)	1,822,221
Shareholder communication	174,193
Registration	132,418
Professional fees	87,249
Custodian	16,664
Trustees	15,720
Miscellaneous	24,606

Total expenses	8,375,469

Net investment income (loss)	(2,298,266)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	52,710,941
Futures transactions	485,338

Net realized gain (loss) on investments and futures transactions	53,196,279

Net change in unrealized appreciation (depreciation) on:
Investments	(12,645,058)
Futures contracts	31,342

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(12,613,716)

Net realized and unrealized gain (loss) on investments and futures transactions	40,582,563

Net increase (decrease) in net assets resulting from operations	$38,284,297

(a)	Dividends recorded net of foreign withholding taxes in the amount of $6,935.

The notes to the financial statements are an integral part of,

14 MainStay Growth Equity Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,298,266)	$(2,205,858)
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	53,196,279	26,923,048
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(12,613,716)	8,432,580

Net increase (decrease) in net assets resulting from operations	38,284,297	33,149,770

Dividends to shareholders:
From net investment income:
Investor Class	—	(213)
Class A	—	(727)
Class I	—	(285,841)

Total dividends to shareholders	—	(286,781)

Capital share transactions:
Net proceeds from sale of shares	30,376,044	21,912,477
Net asset value of shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	—	587,431,416
Net asset value of shares issued to shareholders in reinvestment of dividends	—	217,948
Cost of shares redeemed	(94,201,927)	(118,523,513)

Increase (decrease) in net assets derived from capital share transactions	(63,825,883)	491,038,328

Net increase (decrease) in net assets	(25,541,586)	523,901,317

Net Assets
Beginning of year	560,427,952	36,526,635

End of year	$534,886,366	$560,427,952

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
							2008**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$10.42		$9.32		$8.26		$11.79

Net investment income (loss)	(0.04	) (a)	(0.04	) (a)	0.02	(a)	(0.02)
Net realized and unrealized gain (loss) on investments	0.75		1.19		1.04		(3.51)

Total from investment operations	0.71		1.15		1.06		(3.53)

Less dividends:
From net investment income	—		(0.05)		—		—

Net asset value at end of period	$11.13		$10.42		$9.32		$8.26

Total investment return (b)	6.81%		12.41%		12.83	%(d)	(29.94	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39%)		(0.40%)		0.21%		(0.35	%)††
Net expenses	1.45%		1.52%		1.41%		1.31	% ††
Expenses (before waiver/reimbursement)	1.45%		1.52%		1.41%		1.61	% ††
Portfolio turnover rate	112%		131%		156%		291%
Net assets at end of period (in 000’s)	$241,100		$247,966		$37		$24

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class A
	Year ended October 31,
	2011		2010		2009	2008	2007
Net asset value at beginning of year	$10.44		$9.32		$8.26	$13.19	$11.01

Net investment income (loss)	(0.01	) (a)	(0.01	) (a)	0.02 (a)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	0.75		1.20		1.05	(4.84)	2.25

Total from investment operations	0.74		1.19		1.07	(4.86)	2.26

Less dividends and distributions:
From net investment income	—		(0.07)		(0.01)	—	—
From net realized gain on investments	—		—		—	(0.07)	(0.08)

Total dividends and distributions	—		(0.07)		(0.01)	(0.07)	(0.08)

Net asset value at end of year	$11.18		$10.44		$9.32	$8.26	$13.19

Total investment return (b)	7.09%		12.77%		13.01%	(37.06%)	20.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13%)		(0.10%)		0.26%	(0.16%)	0.08%
Net expenses	1.19%		1.23%		1.31%	1.17%	1.25%
Expenses (before waiver/reimbursement)	1.19%		1.23%		1.32%	1.18%	1.37%
Portfolio turnover rate	112%		131%		156%	291%	279%
Net assets at end of year (in 000’s)	$211,044		$210,592		$92	$49	$66

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

16 MainStay Growth Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$10.08		$9.04		$8.07		$12.99	$10.93

Net investment income (loss)	(0.12	) (a)	(0.11	) (a)	(0.07	) (a)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	0.73		1.15		1.04		(4.75)	2.22

Total from investment operations	0.61		1.04		0.97		(4.85)	2.14

Less distributions:
From net realized gain on investments	—		—		—		(0.07)	(0.08)

Net asset value at end of year	$10.69		$10.08		$9.04		$8.07	$12.99

Total investment return (b)	6.05%		11.50%		12.02%		(37.55%)	19.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.13%)		(1.14%)		(0.82%)		(1.04%)	(0.67%)
Net expenses	2.20%		2.27%		2.18%		2.06%	2.00%
Expenses (before waiver/reimbursement)	2.20%		2.27%		2.18%		2.26%	2.12%
Portfolio turnover rate	112%		131%		156%		291%	279%
Net assets at end of year (in 000’s)	$77,567		$95,899		$122		$42	$65

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$10.08		$9.03		$8.06		$12.99	$10.93

Net investment income (loss)	(0.12	) (a)	(0.11	) (a)	(0.04	) (a)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.73		1.16		1.01		(4.74)	2.22

Total from investment operations	0.61		1.05		0.97		(4.86)	2.14

Less distributions:
From net realized gain on investments	—		—		—		(0.07)	(0.08)

Net asset value at end of year	$10.69		$10.08		$9.03		$8.06	$12.99

Total investment return (b)	6.05%		11.63	% (c)	12.03	% (c)	(37.63%)	19.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.14%)		(1.14%)		(0.52%)		(1.04%)	(0.67%)
Net expenses	2.20%		2.27%		2.16%		2.06%	2.00%
Expenses (before waiver/reimbursement)	2.20%		2.27%		2.16%		2.26%	2.12%
Portfolio turnover rate	112%		131%		156%		291%	279%
Net assets at end of year (in 000’s)	$3,077		$2,889		$45		$40	$65

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.50	$9.36	$8.30	$13.24	$11.04

Net investment income (loss)	0.01 (a)	0.01 (a)	0.06 (a)	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.76	1.22	1.04	(4.87)	2.28

Total from investment operations	0.77	1.23	1.10	(4.85)	2.30

Less dividends and distributions:
From net investment income	—	(0.09)	(0.04)	(0.02)	(0.02)
From net realized gain on investments	—	—	—	(0.07)	(0.08)

Total dividends and distributions	—	(0.09)	(0.04)	(0.09)	(0.10)

Net asset value at end of year	$11.27	$10.50	$9.36	$8.30	$13.24

Total investment return (b)	7.33%	13.07%	13.29%	(36.80%)	20.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.14%	0.74%	0.21%	0.31%
Net expenses	0.94%	0.98%	1.03%	0.81%	0.92%
Expenses (before reimbursement/waiver)	0.94%	0.98%	1.05%	0.81%	0.92%
Portfolio turnover rate	112%	131%	156%	291%	279%
Net assets at end of year (in 000’s)	$2,098	$3,082	$36,230	$75,450	$173,475

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

18 MainStay Growth Equity Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Growth Equity Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on November 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation

mainstayinvestments.com    19

Notes to Financial Statements (continued)

date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

20    MainStay Growth Equity Fund

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(I) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

mainstayinvestments.com    21

Notes to Financial Statements (continued)

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of
	Assets	Equity
	and Liabilities	Contracts
	Location	Risk	Total

Futures Contracts	Net Assets— Unrealized appreciation (depreciation) on investments and futures contracts (a)	$31,342	$31,342

Total Fair Value		$31,342	$31,342

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$485,338	$485,338

Total Realized Gain (Loss)		$485,338	$485,338

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$31,342	$31,342

Total Change in Unrealized Appreciation (Depreciation)		$31,342	$31,342

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Futures Contracts (2)	66	66

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million and 0.675% over $500 million. The effective management fee rate was 0.70% for the year ended October 31, 2011.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $3,986,304.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

22    MainStay Growth Equity Fund

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $29,386 and $8,146, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $20, $2,917, $125,921 and $622, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$1,053,626

Class A	368,608

Class B	380,169

Class C	12,908

Class I	6,910

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$23,729	0.0	%‡

Class A	96,918	0.0	‡

Class C	80	0.0	‡

Class I	1,198	0.1

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,933. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$—	$(45,764,478)	$—	$67,072,376	$21,307,898

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, marking to market of futures contracts, and return of capital distributions from non real estate investment trusts (“REITs”) securities.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$2,298,266	$100,142	$(2,398,408)

The reclassifications for the Fund are primarily due to net operating loss and return of capital distributions from non REITs securities.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $45,764,478 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $94,184,714 of capital losses in its reorganization with MainStay Capital Appreciation Fund (see Note 9). Use of these losses may be limited due to the provisions of IRC section 382. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$45,764

The Fund utilized $52,566,547 of capital loss carryforwards during the year ended October 31, 2011.

mainstayinvestments.com    23

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$—	$286,781

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $631,980 and $700,390, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	541,447	$6,075,727
Shares redeemed	(2,750,665)	(30,802,228)

Net increase (decrease) in shares outstanding before conversion	(2,209,218)	(24,726,501)
Shares converted into Investor Class (See Note 1)	1,367,265	15,016,165
Shares converted from Investor Class (See Note 1)	(1,297,812)	(14,543,692)

Net increase (decrease)	(2,139,765)	$(24,254,028)

Year ended October 31, 2010:
Shares sold	533,152	$5,215,864
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	25,405,384	249,912,764
Shares issued to shareholders in reinvestment of dividends	22	213
Shares redeemed	(3,083,748)	(30,190,362)

Net increase (decrease) in shares outstanding before conversion	22,854,810	224,938,479
Shares converted into Investor Class (See Note 1)	1,581,410	15,442,867
Shares converted from Investor Class (See Note 1)	(643,247)	(6,437,168)

Net increase (decrease)	23,792,973	$233,944,178

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	904,882	$10,187,755
Shares redeemed	(3,645,644)	(40,670,532)

Net increase (decrease) in shares outstanding before conversion	(2,740,762)	(30,482,777)
Shares converted into Class A (See Note 1)	1,736,959	19,488,109
Shares converted from Class A (See Note 1)	(297,153)	(3,162,991)

Net increase (decrease)	(1,300,956)	$(14,157,659)

Year ended October 31, 2010:
Shares sold	866,379	$8,514,412
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	21,838,919	214,573,935
Shares issued to shareholders in reinvestment of dividends	41	399
Shares redeemed	(3,597,576)	(35,085,241)

Net increase (decrease) in shares outstanding before conversion	19,107,763	188,003,505
Shares converted into Class A (See Note 1)	1,196,535	11,876,607
Shares converted from Class A (See Note 1)	(136,340)	(1,383,236)

Net increase (decrease)	20,167,958	$198,496,876

24    MainStay Growth Equity Fund

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	644,762	$6,951,691
Shares redeemed	(1,334,476)	(14,374,545)

Net increase (decrease) in shares outstanding before conversion	(689,714)	(7,422,854)
Shares converted from Class B (See Note 1)	(1,568,542)	(16,797,591)

Net increase (decrease)	(2,258,256)	$(24,220,445)

Year ended October 31, 2010:
Shares sold	745,402	$7,168,004
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	12,472,995	119,463,886
Shares redeemed	(1,661,510)	(15,745,052)

Net increase (decrease) in shares outstanding before conversion	11,556,887	110,886,838
Shares converted from Class B (See Note 1)	(2,056,952)	(19,499,070)

Net increase (decrease)	9,499,935	$91,387,768

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	46,021	$488,561
Shares redeemed	(44,742)	(483,904)

Net increase (decrease)	1,279	$4,657

Year ended October 31, 2010:
Shares sold	35,846	$344,998
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	313,217	3,001,872
Shares redeemed	(67,518)	(645,915)

Net increase (decrease)	281,545	$2,700,955

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	579,157	$6,672,310
Shares redeemed	(686,643)	(7,870,718)

Net increase (decrease)	(107,486)	$(1,198,408)

Year ended October 31, 2010:
Shares sold	69,486	$669,199
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	48,621	478,959
Shares issued to shareholders in reinvestment of dividends	22,291	217,336
Shares redeemed	(3,716,021)	(36,856,943)

Net increase (decrease)	(3,575,623)	$(35,491,449)

Note 9–Fund Acquisitions

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization where by the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Capital Appreciation Fund, a series of The MainStay Funds. Shareholders of the MainStay Capital Appreciation Fund approved this reorganization on November 16, 2009, which was then completed on November 24, 2009. The aggregate net assets of the Fund immediately before the acquisition were $32,383,788 and the combined net assets after the acquisition were $619,815,204.

The acquisition was accomplished by a tax-free exchange of the following:

MainStay Capital Appreciation Fund	Shares	Value

Investor Class	9,208,553	$249,912,764

Class A	7,862,472	214,573,935

Class B	4,991,180	119,463,886

Class C	125,395	3,001,872

Class I	17,134	478,959

In exchange for the MainStay Capital Appreciation Fund shares and net assets, the Fund issued 25,405,384 Investor Class Shares; 21,838,919 Class A shares; 12,472,995 Class B shares; 313,217 Class C shares; and 48,621 Class I shares.

MainStay Capital Appreciation Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

				Accumulated	Undistributed
	Total Net		Unrealized	Net Realized	Net Investment
	Assets	Capital Stock	Appreciation	Loss	Loss

MainStay Capital Appreciation Fund	$587,431,416	$613,141,766	$69,756,562	$(95,112,046)	$(354,866)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Capital Appreciation Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains losses with amounts distributable to shareholders for tax purposes.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Growth Equity Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Growth Equity Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

26    MainStay Growth Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28    MainStay Growth Equity Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    29

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

30    MainStay Growth Equity Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    31

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

32    MainStay Growth Equity Fund

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mainstayinvestments.com    33

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34    MainStay Growth Equity Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24845 MS284-11	MSGE11-12/11
NB8

MainStay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	22

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Proxy Voting Policies and Procedures and Proxy Voting Record	34

Shareholder Reports and Quarterly Portfolio Disclosure	34

Board Members and Officers	35

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(3/31/10)	Ratio[2]

Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–0.65%	5.94%	1.77%
		Excluding sales charges	4.03	9.05	1.77

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–0.68	6.08	1.62
		Excluding sales charges	4.00	9.20	1.62

Class C Shares	Maximum 1% CDSC	With sales charges	2.24	8.30	2.52
	if Redeemed Within One Year of Purchase	Excluding sales charges	3.22	8.30	2.52

Class I Shares	No Sales Charge		4.21	9.38	1.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Since
Benchmark Performance	Year	Inception

Barclays Capital Municipal Bond Index[3]	3.78%	5.71%

High Yield Municipal Bond Composite Index[4]	3.54	6.74

Average Lipper High Yield Municipal Debt Fund[5]	1.65	5.63

3.	The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index is comprised of the Barclays Capital High Yield Municipal Bond Index and the Barclays Capital Municipal Bond Index weighted 60%/40%, respectively. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest at least 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,086.30	$4.63	$1,020.80	$4.48

Class A Shares	$1,000.00	$1,085.60	$4.47	$1,020.90	$4.33

Class C Shares	$1,000.00	$1,081.80	$8.61	$1,016.90	$8.34

Class I Shares	$1,000.00	$1,087.60	$3.16	$1,022.20	$3.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.88% for Investor Class, 0.85% for Class A, 1.64% for Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

State Composition as of October 31, 2011 (Unaudited)

California	12.9%
Texas	10.6
New York	8.3
New Jersey	7.9
Pennsylvania	7.3
Ohio	4.5
Florida	4.1
Alabama	3.8
Indiana	3.7
Colorado	3.2
Illinois	2.3
Louisiana	2.3
Virginia	2.3
Michigan	2.2
Missouri	2.2
Oklahoma	1.9
Washington	1.8
Georgia	1.7
Arizona	1.5
Rhode Island	1.2
Iowa	1.1
Puerto Rico	1.0
Maryland	0.9
Massachusetts	0.8
Nevada	0.8
Utah	0.8
Kentucky	0.7
Wisconsin	0.7
District of Columbia	0.6
Minnesota	0.6
Mississippi	0.6
Guam	0.5
New Hampshire	0.5
Multi-State	0.4
Tennessee	0.4
Wyoming	0.4
Connecticut	0.3
West Virginia	0.2
North Carolina	0.1
Oregon	0.1
Vermont	0.1
South Carolina	0.0 ‡
Other Assets, Less Liabilities	2.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2011

1.	New York State Mortgage Agency, 1.50%–3.50%, due 4/1/37–10/1/37
2.	Capital Beltway Funding Corp. Revenue, 6.00%, due 12/31/47
3.	Texas Private Activity Bond Surface Transportation Corp. Revenue, 6.875%–7.50%, due 6/30/33-6/30/40
4.	Anderson Indiana Economic Development Revenue, 5.00%, due 10/1/24–10/1/32
5.	New Jersey Economic Development Authority Revenue, Cigarette Tax, 5.50%–5.75%, due 6/15/29–6/15/34
6.	Buckeye, Ohio, Tobacco Settlement Financing Authority, 5.125%–5.875%, due 6/1/24–6/1/34
7.	San Buenaventura, CA, Community Memorial Health System, 7.50%, due 12/1/41
8.	E-470 Public Highway Authority Revenue , due 9/1/22–9/1/40
9.	Tobacco Settlement Financing Corp., New Jersey, 4.50%–4.625%, due 6/1/23–6/1/26
10.	Norman Regional Hospital Authority Revenue, 5.125%–5.50%, due 9/1/32–9/1/37

8    MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 4.03% for Investor Class shares, 4.00% for Class A shares and 3.22% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 4.21%. All share classes outperformed the 1.65% return of the average Lipper1 high yield municipal debt fund for the 12 months ended October 31, 2011. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 3.78% return of the Barclays Capital Municipal Bond Index2 for the same period. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays Capital Municipal Bond Index was primarily due to individual security selection. During the reporting period, this Index, which consists of investment-grade municipal bonds, recorded higher returns than BBB-rated3 municipal bonds and the high-yield municipal bond market overall. Through favorable security selection, however, three of the Fund’s four share classes outperformed the Index during the reporting period, even though the Fund invests mainly in securities rated BBB and below.

What was the Fund’s duration4 strategy during the reporting period?

The Fund typically maintains a duration close to that of the Barclays Capital Municipal Bond Index. That said, we believe the Fund’s market sensitivity is driven more by spread duration,5 which measures the Fund’s sensitivity to changes in yield spreads,6 than by interest-rate sensitivity. During the reporting period, the Fund had an overweight position in lower-rated investment-grade bonds and in higher-rated non-investment-grade bonds with excess return potential—based on spread—relative to the benchmark.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the latter part of the reporting period, we sold 30-year Treasury futures short7 as a hedge to shorten duration and to seek to mute volatility in the Fund. This position detracted from the Fund’s performance and was closed out prior to the end of the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, fund flows were the most significant factor that influenced decisions for the Fund. The Fund nearly quadrupled in size during the reporting period, while the overall municipal bond fund industry experienced significant outflows.8 In part, the outflows were caused by what we viewed as misplaced concerns about imminent municipal defaults. Nevertheless, the outflows forced several fund liquidations, which, in turn, pushed down prices of securities overall. The Fund was able to capitalize on forced selling by investing its cash inflows during periods of market dislocation, thereby adding solid credits to the Fund’s portfolio at prices that, in our opinion, were attractive. We focused most of our purchases for the Fund on bonds rated BBB and BB,9 as these securities suffered the greatest price declines during the first half of the reporting period.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital Municipal Bond Index.
3. An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
5. Spread duration measures the sensitivity of a security or a portfolio to changes in yield spreads. In this context, the yield spread refers to the incremental yield over comparable U.S. Treasury securities that a security or portfolio is currently delivering. Spread duration is commonly quantified as the percent change in price for the security or portfolio resulting from a one percentage point (100 basis point) change in spreads. An increase in spreads is called widening and would result in a price decline for a security or portfolio with positive spread duration. A decline in spreads is called tightening and would result in a price increase for a security or portfolio with positive spread duration.
6. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
7. Short selling or “shorting” is a way to profit from the decline in price of a security, such as a stock or a bond.
8. As reported by AMG Data Services. AMG Data Services, a subsidiary of Lipper Inc., is a firm that gathers and reports information on asset flows into and out of domestic and foreign funds.
9. An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, an obligation rated ‘BB’ faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com    9

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The best contributions to the Fund’s performance came from the tax-backed and health care sectors. (Contributions take weightings and total returns into account.) The weakest overall contribution came from the tobacco sector, as tobacco bonds overall suffered during the reporting period from ratings downgrades and reports of weaker cigarette consumption. Industrial development revenue bonds (IDRs) also detracted from the Fund’s performance during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Most purchases and sales were significant, as the Fund experienced growth in assets during the reporting period. We continued to build a well-balanced and widely diversified investment portfolio during the reporting period, with strict limits on sector concentration and individual credit exposure. Within that framework, we emphasized bonds rated BBB and BB, as we believed that they offered the most attractive long-term total-return prospects.

How did the Fund’s sector weightings change during the reporting period?

As mentioned earlier, the Fund experienced significant asset growth during the reporting period. As a result, the amount of principal in virtually all sectors in which the Fund invests increased. However, the weighting of the Fund’s investment in the IDR sector relative to the benchmark was reduced substantially because of a rally in corporate-backed municipal bonds and because we believed that there were better opportunities in other municipal bonds. We also reduced the Fund’s weighting in general obligation municipal bonds during the reporting period. We increased the Fund’s exposure to revenue-backed municipal bonds in the health care, transportation and charter school sectors because we felt they offered attractive return potential.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund had an underweight position relative to the Barclays Capital Municipal Bond Index in tobacco bonds, IDRs and securities based on land-secured infrastructure projects. As of October 31, 2011, the weighted average dollar price of the Fund’s portfolio was at a deep discount to par, reflecting, in our view, the relative attractiveness of municipal high-yield bonds and the potential for total return should municipal credit spreads tighten going forward.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2011

	Principal
	Amount	Value
Municipal Bonds 95.2%†

Alabama 3.8%
Alabama Industrial Development Authority Solid Waste Disposal Revenue, Pine City Fiber Co. 6.45%, due 12/1/23 (a)	$1,800,000	$1,560,490
Alabama Water Pollution Control Authority Refunding, Revolving Fund Loan Series B, Insured: AMBAC 4.125%, due 2/15/14	590,000	546,676
Birmingham Jefferson Civic Center Authority Special Tax Series A, Insured: AMBAC 4.25%, due 7/1/16	245,000	203,796
Series A, Insured: AMBAC 4.50%, due 7/1/22	250,000	174,293
Jefferson County Public Building Authority Lease Revenue Insured: AMBAC 5.00%, due 4/1/12	635,000	626,859
Insured: AMBAC 5.00%, due 4/1/13	250,000	237,168
Insured: AMBAC 5.00%, due 4/1/14	175,000	160,757
Insured: AMBAC 5.00%, due 4/1/15	760,000	684,304
Insured: AMBAC 5.00%, due 4/1/16	525,000	460,546
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	916,708
Insured AMBAC 5.125%, due 4/1/21	250,000	193,240
Jefferson County, Capital Improvement and Refunding Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,082,037
Jefferson County, General Obligation Limited Warrants Series A, Insured: NATL-RE 5.25%, due 4/1/17	600,000	540,834
Jefferson County, Limited Obligation School Warrants Series A, Insured: AMBAC 4.75%, due 1/1/25	200,000	175,622
Series A 5.25%, due 1/1/13	950,000	949,895
Series A
5.25%, due 1/1/15	500,000	497,920
Series A 5.25%, due 1/1/16	100,000	98,988
Montgomery Airport Authority Revenue Insured: RADIAN 5.375%, due 8/1/32	500,000	443,630
Tuscaloosa Educational Building Authority Revenue, Stillman College Project Series A 5.25%, due 6/1/37	200,000	145,908

		9,699,671

Arizona 1.5%
Maricopa County Stadium District Revenue Insured: AMBAC 5.25%, due 6/1/12	250,000	250,140
Insured: AMBAC 5.375%, due 6/1/15	1,750,000	1,707,580
Pima County Industrial Development Authority Education Revenue, Paradise Education Center Project
Series A 5.00%, due 6/1/16	105,000	102,520
Series A 5.875%, due 6/1/33	325,000	282,305
6.10%, due 6/1/45	1,100,000	968,693
Yavapai County Industrial Development Authority Education Revenue, Agribusiness and Equine Center 7.875%, due 3/1/42	500,000	520,955

		3,832,193

California 11.7%
California Infrastructure & Economic Development Bank Revenue, Stockton Port District Project Insured: ACA 5.50%, due 7/1/32	350,000	278,740
California Municipal Finance Authority Revenue—Southwestern Law School 6.50%, due 11/1/41	1,500,000	1,504,365
California Municipal Finance Authority Revenue, University of LA Verne Series: A 6.25%, due 6/1/40	500,000	512,635
California Statewide Communities Development Authority Revenue 7.50%, due 11/1/41	1,000,000	1,081,100
Davis Redevelopment Agency Tax Allocation, Subordinated Davis Redevelopment Project Series A 7.00%, due 12/1/36	1,375,000	1,506,697

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of October 31, 2011. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

California (continued)

Foothill-Eastern Transportation Corridor Agency Toll Road Revenue Insured: NATL-RE 5.00%, due 1/1/35	$100,000	$82,791
5.75%, due 1/15/40	475,000	430,008
Golden State Tobacco Securitization Corp. Series A-1 4.50%, due 6/1/27	4,050,000	3,277,260
Hayward, California Unified School District, Capital Appreciation Election Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,040,619
Inland Empire Tobacco Securitization Authority TOB Settlement
Series A 4.625%, due 6/1/21	1,360,000	1,079,377
Series A 5.00%, due 6/1/21	1,400,000	1,146,978
Lancaster Financing Authority Tax Allocation Revenue Insured: AMBAC 5.00%, due 2/1/16	325,000	304,252
Lemoore Redevelopment Agency Tax Allocation 7.375%, due 8/1/40	1,000,000	1,076,030
March Joint Powers Redevelopment Agency Tax Allocation, Air Force Base Redevelopment Project
Series A 7.50%, due 8/1/41	550,000	605,462
Series B 7.50%, due 8/1/41	450,000	495,378
Mendocino-Lake Community College District Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	1,172,304
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	2,043,200
National City Community Development Commission Tax Allocation, National City Redevelopment Project 7.00%, due 8/1/32	1,000,000	1,091,790
Oakley, California Redevelopment Agency Tax Allocation Revenue Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	67,715
X San Buenaventura, CA, Community Memorial Health System 7.50%, due 12/1/41	4,750,000	4,847,089
San Francisco City and County Redevelopment Financing Authority Tax Allocation, Mission Bay South Redevelopment Series D 7.00%, due 8/1/41	435,000	458,225
San Joaquin Hills Transportation Corridor Agency Series A, Insured: NATL-RE (zero coupon), due 1/15/25	3,000,000	1,020,450
Series A, Insured: NATL-RE (zero coupon), due 1/15/32	530,000	95,204
Series A, Insured: NATL-RE (zero coupon), due 1/15/34	3,000,000	460,020
Series A, Insured: NATL-RE 5.25%, due 1/15/30	1,340,000	1,057,488
Series A, Insured: NATL-RE 5.375%, due 1/15/29	165,000	135,163
San Ysidro School District Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	1,705,998
Turlock California Health Facility Revenue 5.375%, due 10/15/34	1,010,000	881,922
Turlock California Public Financing Authority 7.50%, due 9/1/39	500,000	528,530

		29,986,790

Colorado 3.2%
Arkansas River Power Authority Revenue 6.00%, due 10/1/40	595,000	597,802
Colorado Educational & Cultural Facilities Authority Revenue, Johnson & Wales University Series A, Insured: XLCA 5.00%, due 4/1/28	185,000	175,939
Denver City, Colorado County Special Facilities Airport Revenue—United Airlines Project 5.75%, due 10/1/32 (a)	2,000,000	1,779,520
Denver Convention Center Hotel Authority Revenue, Refunding
Series, Insured: XLCA 4.75%, due 12/1/35	570,000	472,251
Series, Insured: XLCA 5.00%, due 12/1/35	130,000	112,359
X E-470 Public Highway Authority Revenue
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	2,556,700
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	100,000	40,958
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	540,000	190,064

The notes to the financial statements are an integral part of,

12 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Colorado (continued)

E-470 Public Highway Authority Revenue (continued)
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	$350,000	$113,463
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,500,000	1,364,400
Series B, Insured: NATL-RE (zero coupon), due 9/1/30 (zero coupon), due 9/1/40	400,000 1,000,000	112,196 131,370
Fronterra Village Metropolitan District No. 2, Colorado, Refunding & Improvement Insured: RADIAN 4.875%, due 12/1/27	500,000	426,100
Table Rock Metropolitan District General Obligation, Refunding Improvement Insured: RADIAN 4.25%, due 12/1/27	275,000	231,434

		8,304,556

Connecticut 0.3%
Connecticut Special Parking Revenue Series A, Insured: ACA 6.60%, due 7/1/24 (a)	785,000	772,566

District of Columbia 0.6%
District of Columbia Revenue, Center Strategic & International Studies 6.625%, due 3/1/41	1,000,000	1,026,030
District of Columbia Revenue, James F. Oyster Elementary School Pilot Insured: ACA 6.25%, due 11/1/31	610,000	555,063

		1,581,093

Florida 4.1%
Bay County Florida Educational Facilities Revenue Series A 6.00%, due 9/1/40	1,000,000	929,020
Capital Projects Finance Authority, Student Housing Revenue Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	1,850,000	1,480,888
Escambia County Health Facilities Authority Revenue, Baptist Hospital, Project Series A 6.00%, due 8/15/36	200,000	198,830
Miami Beach Health Facilities Authority, Hospital Revenue, Refunding, Mount Sinai Medical Center of Florida 5.375%, due 11/15/28	920,000	870,108
6.75%, due 11/15/29	1,000,000	1,017,640
Mid-Bay Bridge Florida Authority Springing Lien Revenue Series A 7.25%, due 10/1/40	2,500,000	2,624,100
North Sumter County Florida Utility Dependent District Revenue 6.25%, due 10/1/43	1,500,000	1,526,550
Seminole County Industrial Development Authority Revenue Series A 7.375%, due 11/15/41	750,000	780,172
Village Center Community Development District Recreational Revenue Series A, Insured: NATLE-RE 5.00%, due 11/1/32	140,000	124,634
Volusia County Industrial Development Authority Revenue Insured: CIFG 5.00%, due 6/1/35	1,270,000	1,099,287

		10,651,229

Georgia 1.7%
Augusta Airport Revenue, General Passenger Facility Charge Series A 5.15%, due 1/1/35	1,000,000	882,320
Marietta Development Authority Revenue 7.00%, due 6/15/39	3,000,000	2,942,220
McDuffie County Development Authority Revenue 6.95%, due 12/1/23 (a)	600,000	608,844

		4,433,384

Guam 0.5%
Guam Government Hotel Occupancy Tax Revenue Series: A 6.50%, due 11/1/40	1,290,000	1,389,911

Illinois 2.3%
Chicago, Illinois, O’Hare International Airport Special Facility Revenue, Refunding, Delta Airlines Term 6.45%, due 5/1/18	150,000	150,000
Illinois Development Finance Authority Revenue, Community Rehab Providers Series A 5.60%, due 7/1/19	565,000	485,414
Illinois Finance Authority Education Revenue Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	810,310

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Illinois (continued)

Illinois Finance Authority Revenue, Chicago Charter School Project 5.00%, due 12/1/36	$2,600,000	$2,292,420
Illinois Finance Authority Revenue, Chicago Charter School Revenue Series A 7.125%, due 10/1/41	1,500,000	1,511,311
Illinois Finance Authority Revenue, Wesleyan University Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	443,091
Massac County Hospital District Insured: CIFG 4.50%, due 11/1/31	110,000	105,582

		5,798,128

Indiana 3.7%
X Anderson Indiana Economic Development Revenue
5.00%, due 10/1/24	780,000	642,938
5.00%, due 10/1/28	4,000,000	3,107,720
5.00%, due 10/1/32	2,545,000	1,880,500
Carmel Redevelopment District Series C 6.50%, due 7/15/35 (b)	1,000,000	990,330
Indiana Finance Authority Hospital Revenue, King’s Daughter Hospital 5.50%, due 8/15/40	1,000,000	924,700
5.50%, due 8/15/45	1,500,000	1,376,670
Indianapolis in Multifamily Housing Revenue Series B 6.75%, due 7/1/40	490,000	491,054

		9,413,912

Iowa 1.1%
Iowa Higher Education Loan Authority
Series A 5.00%, due 10/1/21	605,000	501,956
Series A 5.00%, due 10/1/22	1,405,000	1,149,866
Xenia Rural Water District Revenue
Insured: CIFG 4.00%, due 12/1/14	280,000	275,450
Insured: CIFG 4.50%, due 12/1/31	505,000	423,993
Insured: CIFG 4.50%, due 12/1/41	725,000	579,420

		2,930,685

Kentucky 0.7%
Glasgow Healthcare Revenue 6.45%, due 2/1/41	1,000,000	1,024,580
Pikeville Hospital Revenue, Refunding & Improvement Pikeville Medical Center 6.50%, due 3/1/41	700,000	747,082

		1,771,662

Louisiana 2.3%
Jefferson Parish, Louisiana, Hospital Service District No. 1 Revenue, West Jefferson Medical Center Series A 6.00%, due 1/1/39	1,000,000	1,005,150
Jefferson Parish, Louisiana, Hospital Service District No. 2 Revenue, East Jefferson General Hospital 6.375%, due 7/1/41	2,500,000	2,506,875
Louisiana Public Facilities Authority Revenue, Belle Chasse Education Foundation, Project 6.50%, due 5/1/31	1,000,000	1,052,070
Louisiana Public Facilities Authority Revenue, Black and Gold Facilities, Project Series A, Insured: CIFG 4.50%, due 7/1/38	1,230,000	836,412
Series A, Insured: CIFG 5.00%, due 7/1/39	610,000	576,371

		5,976,878

Maryland 0.9%
Maryland Economic Development Corp. Student Housing Revenue, Refunding University Medical College Park Projects Insured: AGC-ICC 4.50%, due 6/1/35	1,430,000	1,276,075
Maryland Health & Higher Educational Facilities Authority Revenue 6.25%, due 1/1/45	1,000,000	1,036,940

		2,313,015

Massachusetts 0.8%
Massachusetts Development Finance Agency Revenue, Eastern Nazarene College 5.625%, due 4/1/19	100,000	99,367
Massachusetts Development Finance Agency Revenue, Human Service Provider Insured: RADIAN 5.00%, due 9/1/35	100,000	83,954
Massachusetts Port Authority Facilities Revenue, Delta Airlines, Project
Series A, Insured: AMBAC 5.00%, due 1/1/21 (a)	200,000	166,208

The notes to the financial statements are an integral part of,

14 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Massachusetts (continued)

Massachusetts Port Authority Facilities Revenue, Delta Airlines, Project (continued)
Series A, Insured: AMBAC 5.00%, due 1/1/27 (a)	$155,000	$117,343
Series A, Insured: AMBAC 5.50%, due 1/1/19 (a)	145,000	128,967
Massachusetts State Health & Educational Facilities Authority Revenue, Lowell General Hospital Series C 5.125%, due 7/1/35	1,565,000	1,404,791

		2,000,630

Michigan 2.0%
Chandler Park Academy, Public School Academy Revenue 5.125%, due 11/1/30	1,050,000	871,773
5.125%, due 11/1/35	605,000	478,137
Detroit Michigan Series A, Insured: XLCA 5.00%, due 4/1/13	100,000	97,484
Michigan Finance Authority Educational Facility Revenue Series A 8.00%, due 10/1/30	1,250,000	1,340,550
Michigan Finance Authority Limited Obligation Revenue 7.50%, due 11/1/40	855,000	852,991
Michigan Municipal Bond Authority Revenue, Local Government Loan Program Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	237,549
Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	283,336
Michigan Public Educational Facilities Authority Revenue 8.00%, due 4/1/40	500,000	510,045
Michigan Tobacco Settlement Finance Authority Series A 6.00%, due 6/1/34	500,000	376,945

		5,048,810

Minnesota 0.6%
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue Series A 6.625%, due 9/1/42	1,000,000	1,002,530
Washington County Housing & Redevelopment Authority, Hospital Facilities Revenue, Healtheast Project 5.50%, due 11/15/27	500,000	476,440

		1,478,970

Mississippi 0.6%
Claiborne County, Mississippi Pollution Control Revenue 6.20%, due 2/1/26	175,000	175,081
Mississippi Development Bank Special Obligation, Magnolia Regional Health Center Series A 6.75%, due 10/1/36	1,250,000	1,322,575

		1,497,656

Missouri 2.2%
Arnold Retail Corridor Transportation Development District 6.65%, due 5/1/38	500,000	506,485
Branson Industrial Development Authority Tax Increment Revenue 5.50%, due 6/1/29	3,110,000	2,576,386
Kansas City Industrial Development Authority Revenue 6.25%, due 9/1/32	1,000,000	1,026,840
Lees Summit Tax Increment Revenue 7.25%, due 4/1/30	1,500,000	1,517,835

		5,627,546

Nevada 0.8%
Clark County Economic Development Revenue, Refunding, Southwest Gas Corp. Project Series B, Insured: FGIC 5.00%, due 12/1/33 (a)	240,000	227,249
Clark County Economic Development Revenue, University Southern Nevada Project Insured: RADIAN 4.625%, due 4/1/37	1,610,000	1,176,025
Insured: RADIAN 5.00%, due 4/1/27	350,000	303,646
Director of the State of Nevada Department of Business & Industry Lease Revenue, Tahoe Regional Planning Agency Project Series A, Insured: AMBAC 4.50%, due 6/1/37	440,000	277,270

		1,984,190

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

New Hampshire 0.5%
Manchester Housing and Redevelopment Authority Revenue Series A, Insured; ACA 6.75%, due 1/1/14	$140,000	$136,237
Manchester Housing and Redevelopment Authority Revenue, Capital Appreciation Series B, Insured: RADIAN (zero coupon), due 1/1/17	375,000	227,396
Series B, Insured: ACA (zero coupon), due 1/1/26	1,400,000	323,652
New Hampshire Health & Education Facilities Authority Revenue, Franklin Pierce College, Insured: ACA 6.05%, due 10/1/34	520,000	444,559
New Hampshire Higher Educational & Health Facilities Authority Revenue, Franklin Pierce College Insured: ACA 5.30%, due 10/1/28	110,000	89,367

		1,221,211

New Jersey 7.8%
Burlington County Bridge Commission Economic Development Revenue, Evergreen Project 5.625%, due 1/1/38	500,000	423,745
Camden County, New Jersey Improvement Authority Revenue Series A 5.75%, due 2/15/34	1,000,000	961,670
New Jersey Economic Development Authority Revenue, Applewood Estates Project
Series A, Insured: RADIAN 5.00%, due 10/1/25	240,000	213,806
Series A, Insured: RADIAN 5.00%, due 10/1/35	695,000	576,628
New Jersey Economic Development Authority Revenue, Capital Appreciation Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	163,672
X New Jersey Economic Development Authority Revenue, Cigarette Tax
5.50%, due 6/15/31	685,000	639,037
5.75%, due 6/15/29	3,720,000	3,639,164
5.75%, due 6/15/34	1,000,000	947,900
New Jersey Economic Development Authority Revenue, MSU Student Housing Project 5.875%, due 6/1/42	900,000	909,306
New Jersey Economic Development Authority Special Facilities Revenue, Continental Airlines Project 5.50%, due 4/1/28 (a)	180,000	153,180
6.25%, due 9/15/19 (a)	2,500,000	2,454,800
6.25%, due 9/15/29 (a)	1,575,000	1,495,368
6.40%, due 9/15/23 (a)	190,000	186,124
New Jersey Health Care Facilities Financing Authority Revenue Insured: MBIA (zero coupon), due 7/1/17	120,000	92,425
Series B (zero coupon), due 7/1/31	205,000	58,476
5.00%, due 7/1/36	190,000	165,796
Insured: RADIAN 5.125%, due 7/1/32	175,000	147,135
6.25%, due 7/1/35	2,500,000	2,546,000
X Tobacco Settlement Financing Corp., New Jersey
Series 1A 4.50%, due 6/1/23	1,000,000	911,110
Series 1A 4.625%, due 6/1/26	4,315,000	3,465,376

		20,150,718

New York 8.3%
New York City Industrial Development Agency Revenue Insured: AMBAC 4.75%, due 1/1/42	200,000	162,594
Insured: AMBAC 5.00%, due 1/1/46	2,655,000	2,232,483
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12 (a)	2,500,000	2,495,425
New York Liberty Development Corp. Revenue Refunding, Second Priority Bank of America 6.375%, due 7/15/49	1,000,000	1,040,320
X New York State Mortgage Agency Series 132 1.50%, due 4/1/37 (a)(c)	2,280,000	2,280,000
Series 132 3.50%, due 4/1/37 (a)(c)	3,650,000	3,650,000
Series 142 3.50%, due 10/1/37 (a)(c)	1,500,000	1,500,000
Series 150 3.50%, due 10/1/37 (a)(c)	6,850,000	6,850,000

The notes to the financial statements are an integral part of,

16 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

New York (continued)

Suffolk County Economic Development Corp. Revenue Refunding, Peconic Landing Southold 6.00%, due 12/1/40	$1,000,000	$1,007,940

		21,218,762

North Carolina 0.1%
North Carolina Medical Care Commission Retirement Facilities Revenue, First Mortgage Galloway Ridge Series A 5.875%, due 1/1/31	230,000	222,035

Ohio 4.5%
X Buckeye, Ohio, Tobacco Settlement Financing Authority Series A-2 5.125%, due 6/1/24	4,885,000	3,763,941
Series A-2 5.75%, due 6/1/34	600,000	435,456
Series A-2 5.875%, due 6/1/30	1,000,000	756,080
Cleveland-Cuyahoga County Port Authority Revenue, Student Housing Euclid Avenue Project Insured: AMBAC 4.25%, due 8/1/15	200,000	194,582
Insured: AMBAC 4.50%, due 8/1/36	960,000	672,595
Insured: AMBAC 5.00%, due 8/1/21	100,000	91,103
Insured: AMBAC 5.00%, due 8/1/28	110,000	90,562
Erie County, Ohio, Hospital Facilities Revenue Series A 5.25%, due 8/15/46	275,000	244,013
Summit County Port Authority Revenue Series B 6.875%, due 5/15/40	1,250,000	1,281,275
Summit County Port Authority Revenue, Brimfield Project Series G 4.875%, due 5/15/25	500,000	430,400
Toledo-Lucas County Port Authority Special Assessment Revenue, Crocker Park Public Improvement Project 5.375%, due 12/1/35	4,130,000	3,654,844

		11,614,851

Oklahoma 1.9%
X Norman Regional Hospital Authority Revenue
5.125%, due 9/1/37	5,100,000	4,247,892
Insured: RADIAN 5.50%, due 9/1/32	130,000	109,902
Tulsa Municipal Airport Trust, AMR Corporation 7.35%, due 12/1/11	650,000	648,570

		5,006,364

Oregon 0.1%
Oregon State Facilities Authority Revenue, Concordia University Project Series A 6.375%, due 9/1/40	250,000	254,103

Pennsylvania 7.1%
Allegheny County Higher Education Building Authority Revenue 7.00%, due 11/1/40	1,000,000	1,046,830
Allegheny County Industrial Development Authority Revenue, Propel Charter Montour Series A 6.75%, due 8/15/35	305,000	295,670
Erie County, Pennsylvania, Hospital Authority Health Facilities Revenue Series A, Insured: RADIAN 4.50%, due 7/1/23	250,000	197,808
Harrisburg, PA Series F, Insured: AMBAC (zero coupon), due 3/15/13	125,000	109,335
Series D, Insured: AMBAC (zero coupon), due 3/15/13	265,000	231,790
Series D, Insured: AMBAC (zero coupon), due 9/15/13	75,000	62,477
Series D, Insured: AMBAC (zero coupon), due 3/15/14	350,000	277,049
Series F, Insured: AMBAC (zero coupon), due 3/15/16	210,000	136,498
Series D, Insured: AMBAC (zero coupon), due 9/15/16	45,000	27,843
Series F, Insured: AMBAC (zero coupon), due 9/15/20	105,000	41,469
Series F, Insured: AMBAC (zero coupon), due 9/15/22	100,000	31,703
Harrisburg, Pennsylvania, Authority Revenue, University of Science Series B 6.00%, due 9/1/36	2,600,000	2,303,886
Harrisburg, Pennsylvania, Capital Appreciation, Refunding
Series D, Insured: AMBAC (zero coupon), due 9/15/12	25,000	22,960

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Pennsylvania (continued)

Harrisburg, Pennsylvania, Capital Appreciation (continued)
Series: F, Insured: AMBAC (zero coupon), due 9/15/13	$240,000	$199,925
Series F, Insured: AMBAC (zero coupon), due 9/15/14	225,000	169,403
Series F, Insured: AMBAC (zero coupon), due 3/15/15	460,000	331,016
Series F, Insured: AMBAC (zero coupon), due 9/15/15	165,000	113,079
Series D, Insured: AMBAC (zero coupon), due 3/15/16	285,000	185,247
Harrisburg, Pennsylvania, Parking Authority Revenue Series J, Insured: NATL-RE 5.00%, due 9/1/22	500,000	442,275
Montgomery County, Pennsylvania, Industrial Development Authority Revenue, Acts Retirement Communities Series A 4.50%, due 11/15/36	400,000	323,412
Pennsylvania Economic Development Financing Authority Revenue Series B 8.00%, due 5/1/29	250,000	260,458
Pennsylvania Higher Educational Facilities Authority Revenue Series A, Insured: RADIAN 5.125%, due 4/1/33	160,000	141,131
Pennsylvania Higher Educational Facilities Authority Revenue, Shippensburg University 6.25%, due 10/1/43	1,000,000	1,021,420
Pennsylvania Higher Educational Facilities Authority Revenue, University of the Arts
Series A, Insured: RADIAN 5.00%, due 9/15/33	150,000	125,604
Insured: RADIAN 5.75%, due 3/15/30	1,040,000	981,406
Philadelphia Authority for Industrial Development Revenue, First Philadelphia Charter Series A 5.85%, due 8/15/37	650,000	566,806
Philadelphia Authority for Industrial Development Revenue, Please Touch Museum Project
4.25%, due 9/1/19	605,000	516,410
5.25%, due 9/1/26	1,000,000	821,530
5.25%, due 9/1/31	2,425,000	1,882,746
Philadelphia Hospitals and Higher Education Facilities Authority Revenue Series A 6.625%, due 11/15/23	3,645,000	3,644,599
Susquehanna Area Regional Airport Authority System Revenue Series A, Insured: AMBAC 5.00%, due 1/1/28 (a)	170,000	147,339
Series B, Insured: AMBAC 5.00%, due 1/1/33	270,000	242,779
West Shore Area Authority Hospital Revenue, Holy Spirit Hospital Sisters 6.50%, due 1/1/41	1,200,000	1,261,128

		18,163,031

Puerto Rico 1.0%
Puerto Rico Commonwealth Series C 6.50%, due 7/1/40	1,000,000	1,106,520
Puerto Rico Industrial Tourist Educational Medical & Environmental, Control Facility Financing Authority Series A 6.00%, due 7/1/33	1,500,000	1,586,055

		2,692,575

Rhode Island 1.2%
Providence Public Buildings Authority Revenue Series A, Insured: AGM 5.875%, due 6/15/26	990,000	1,053,519
Providence Redevelopment Agency Certificates of Participation Series A, Insured: RADIAN (zero coupon), due 9/1/35	280,000	59,847
Providence, RI, Special Obligation, Tax Increment Series E, Insured: RADIAN 5.00%, due 6/1/12	510,000	508,735
Series E, Insured: RADIAN 5.00%, due 6/1/13	600,000	593,160
Rhode Island Health and Educational Building Corp. Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	853,740

		3,069,001

South Carolina 0.0%‡
South Carolina Jobs-Economic Development Authority Health Facilities Revenue 5.70%, due 5/1/26	130,000	118,261

The notes to the financial statements are an integral part of,

18 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Tennessee 0.4%
Chattanooga Health Educational & Housing Facility Board Revenue, Refunding Series B 6.00%, due 10/1/35	$500,000	$477,995
Johnson City Health & Educational Facilities Board Revenue, First Mountain States Health Alliance Series A 5.50%, due 7/1/36	570,000	559,022

		1,037,017

Texas 10.6%
Alliance Airport Authority, American Airlines Project 7.00%, due 12/1/11 (a)	2,410,000	2,385,972
Austin Convention Enterprises, Inc., Convention Center Revenue Bond Series A, Insured: XLCA 4.30%, due 1/1/33	110,000	83,047
Series A, Insured: XLCA 5.00%, due 1/1/34	1,535,000	1,281,710
Central Texas Regional Mobility Authority Revenue (zero coupon), due 1/1/33	135,000	35,111
6.75%, due 1/1/41	4,000,000	3,975,280
Harris County-Houston Sports Authority Revenue
Series B, Insured: NATL-RE (zero coupon), due 11/15/13	200,000	173,618
Series B, Insured: NATL-RE (zero coupon), due 11/15/15	1,350,000	1,020,073
Series B, Insured: NATL-RE (zero coupon), due 11/15/16	100,000	70,325
Series B, Insured: NATL-RE (zero coupon), due 11/15/18	500,000	302,670
Series B, Insured: NATL-RE (zero coupon), due 11/15/22	265,000	120,604
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	230,000	90,760
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	90,000	24,434
Series H, Insured: NATL-RE (zero coupon), due 11/15/30	270,000	68,191
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	125,000	27,045
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	200,000	39,810
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	100,000	21,521
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	50,000	9,250
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	19,450,000	3,183,381
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	250,000	34,058
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	350,000	38,220
Series G, Insured: NATL-RE 5.25%, due 11/15/21	110,000	106,989
Series B, Insured: NATL-RE 5.25%, due 11/15/40	350,000	292,789
Houston Higher Education Finance Corp. Series A 6.875%, due 5/15/41	1,700,000	1,825,953
Houston, Texas Airport System Revenue, Special Facilities Continental Airlines
Series B 6.125%, due 7/15/27 (a)	145,000	133,009
Series E 6.75%, due 7/1/21 (a)	755,000	743,358
Series E 7.00%, due 7/1/29 (a)	500,000	500,030
San Juan, Texas Higher Education Finance Authority Revenue, Idea Public Schools Series A 6.70%, due 8/15/40	1,000,000	1,048,830
X Texas Private Activity Bond Surface Transportation Corp. Revenue
6.875%, due 12/31/39	3,050,000	3,262,615
7.00%, due 6/30/40	1,580,000	1,703,098
7.50%, due 6/30/33	750,000	839,333
Texas State Public Finance Authority Charter School Finance Corp. Revenue, ED—Burnham Wood Project Series A 6.25%, due 9/1/36	1,300,000	1,149,759
Texas State Public Finance Authority Charter School Finance Corp. Revenue, ED—Cosmos Foundation Series A 5.375%, due 2/15/37	500,000	468,175
Travis County Health Facilities Development Corp. Revenue, Westminster Manor 7.125%, due 11/1/40	1,000,000	1,042,780
Tyler Health Facilities Development Corp. 5.375%, due 11/1/37	1,250,000	1,095,850

		27,197,648

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Utah 0.8%
Santa Clara, Utah, Municipal Building Authority Lease Revenue Insured: CIFG 4.125%, due 2/1/28 (b)	$800,000	$591,392
Utah State Charter School Finance Authority Revenue, North Star Academy Series A 7.00%, due 7/15/45	600,000	604,572
Utah State Charter School Finance Authority Revenue, Science & Arts Academy Series A 7.75%, due 3/15/39	950,000	965,333

		2,161,297

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency Revenue
Series A, Insured: RADIAN 5.00%, due 7/1/34	200,000	151,348
Series A, Insured: RADIAN 5.75%, due 2/15/37	140,000	132,590

		283,938

Virginia 2.3%
X Capital Beltway Funding Corp. Revenue Series B 6.00%, due 12/31/47 (c)	6,000,000	6,000,000

Washington 1.8%
Everett Public Facilities District Project Revenue 3.00%, due 4/1/36 (c)	2,020,000	2,020,000
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Revenue & Special Tax Building 5.25%, due 12/1/11	1,535,000	1,412,200
King County, Washington, Public Hospital District No. 4 7.00%, due 12/1/40	1,000,000	998,680
Tobacco Settlement Authority Revenue, Washington 6.625%, due 6/1/32	65,000	65,816

		4,496,696

West Virginia 0.2%
Ohio County, West Virginia, Commission Special District Excise Tax Revenue 5.75%, due 3/1/36	400,000	399,184

Wisconsin 0.7%
Menasha Wisconsin Insured: NATL-RE 3.70%, due 3/1/13	740,000	711,629
4.40%, due 9/1/17	100,000	83,939
Public Finance Authority Revenue, Continuing Care Retirement Community Series A 8.25%, due 6/1/46	1,000,000	1,028,810
Warrens Wisconsin, Refunding 4.70%, due 12/1/19	120,000	97,699

		1,922,077

Wyoming 0.4%
West Park Hospital District Revenue, West Park Hospital Project Series B 6.50%, due 6/1/27	500,000	536,250
Wyoming Community Development Authority Student Housing Revenue 6.50%, due 7/1/43	500,000	518,825

		1,055,075

Total Municipal Bonds (Cost $239,601,938)		244,777,319

	Shares
Unaffiliated Investment Companies 2.1%

California 1.2%
BlackRock MuniYield California Fund, Inc.	4,960	71,374
BlackRock MuniYield California Insured Fund, Inc.	15,810	217,546
Invesco California Insured Municipal Income Trust	16,147	227,673
Invesco California Quality Municipal Securities	115,127	1,471,323
Nuveen California Dividend Advantage Municipal Fund	35,000	480,900
Nuveen California Municipal Market Opportunity Fund	45,202	627,404
Nuveen California Performance Plus Municipal Fund	3,020	42,491

		3,138,711

Michigan 0.2%
Nuveen Michigan Premium Income Fund	1,405	19,375
Nuveen Michigan Quality Income	23,148	325,461

		344,836

Multi-State 0.4%
Invesco Municipal Income Opportunities Trust	38,418	242,802
Invesco Municipal Income Opportunities Trust II	8,290	58,030
Invesco Quality Municipal Income Trust	12,300	159,654

The notes to the financial statements are an integral part of,

20 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Unaffiliated Investment Companies (continued)

Multi-State (continued)

Invesco Quality Municipal Securities	34,620	$488,834
Nuveen Enhanced Municipal Value Fund	7,845	107,476

		1,056,796

New Jersey 0.1%
BlackRock New Jersey Municipal Bond Trust	19,900	286,162
Invesco Van Kampen Trust For Investment Grade New Jersey Municipals	1,200	19,680

		305,842

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	620	8,364
Nuveen New York Investment Quality Municipal Fund	2,320	34,104

		42,468

Pennsylvania 0.2%
Nuveen Pennsylvania Investment Quality Municipal Fund	9,600	136,896
Nuveen Pennsylvania Premium Income Municipal Fund 2	20,000	266,200

		403,096

Total Unaffiliated Investment Companies (Cost $5,289,701)		5,291,749

Total Investments (Cost $244,891,639) (d)	97.3%	250,069,068
Other Assets, Less Liabilities	2.7	6,927,894

Net Assets	100.0%	$256,996,962

‡	Less than one-tenth of a percent.
(a)	Interest on these securities is subject to alternative minimum tax.
(b)	Illiquid security. The total market value of these securities at October 31, 2011 is $1,581,722, which represents 0.6% of the Fund’s net assets.
(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect at October 31, 2011.
(d)	At October 31, 2011, cost is $244,896,593 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$6,746,299
Gross unrealized depreciation	(1,573,824)

Net unrealized appreciation	$5,172,475

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC-ICC—Assured Guaranty Corporation—Insured Custody Certificates

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

CIFG—CIFG Group

FGIC—Financial Guaranty Insurance Co.

MBIA—MBIA Insurance Corp.

NATL-RE—National Public Finance Guarantee

RADIAN—Radian Asset Assurance, Inc.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$244,777,319	$—	$244,777,319
Unaffiliated Investment Companies	5,291,749	—	—	5,291,749

Total Investments in Securities	$5,291,749	$244,777,319	$—	$250,069,068

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $244,891,639)	$250,069,068
Cash	51,876
Receivables:
Fund shares sold	7,781,619
Dividends and interest	3,682,002
Investment securities sold	1,854,717
Other assets	34,560

Total assets	263,473,842

Liabilities
Payables:
Fund shares redeemed	3,115,738
Investment securities purchased	2,717,534
Manager (See Note 3)	69,980
NYLIFE Distributors (See Note 3)	64,727
Transfer agent (See Note 3)	23,025
Shareholder communication	18,791
Professional fees	14,869
Trustees	930
Custodian	331
Accrued expenses	3,839
Dividend payable	447,116

Total liabilities	6,476,880

Net assets	$256,996,962

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,296
Additional paid-in capital	253,073,179

253,097,475
Distributions in excess of net investment income	(25,977)
Accumulated net realized gain (loss) on investments and futures transactions	(1,251,965)
Net unrealized appreciation (depreciation) on investments	5,177,429

Net assets	$256,996,962

Investor Class
Net assets applicable to outstanding shares	$989,086

Shares of beneficial interest outstanding	93,590

Net asset value per share outstanding	$10.57
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.07

Class A
Net assets applicable to outstanding shares	$150,071,419

Shares of beneficial interest outstanding	14,182,085

Net asset value per share outstanding	$10.58
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.08

Class C
Net assets applicable to outstanding shares	$45,631,616

Shares of beneficial interest outstanding	4,322,642

Net asset value and offering price per share outstanding	$10.56

Class I
Net assets applicable to outstanding shares	$60,304,841

Shares of beneficial interest outstanding	5,697,918

Net asset value and offering price per share outstanding	$10.58

The notes to the financial statements are an integral part of,

22 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$7,515,844
Dividends	259,685

Total income	7,775,529

Expenses
Manager (See Note 3)	662,739
Distribution/Service—Investor Class (See Note 3)	1,810
Distribution/Service—Class A (See Note 3)	141,848
Distribution/Service—Class C (See Note 3)	172,270
Registration	94,483
Transfer agent (See Note 3)	70,842
Professional fees	50,835
Shareholder communication	39,759
Custodian	15,910
Offering (See Note 2)	9,294
Trustees	4,141
Miscellaneous	8,442

Total expenses before waiver/reimbursement	1,272,373
Expense waiver/reimbursement from Manager (See Note 3)	(224,241)

Net expenses	1,048,132

Net investment income (loss)	6,727,397

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	(443,291)
Futures transactions	(808,813)
Realized capital gain distributions from unaffiliated investment companies	139

Net realized gain (loss) on investments and futures transactions	(1,251,965)

Net change in unrealized appreciation (depreciation) on investments	2,670,612

Net realized and unrealized gain (loss) on investments and futures transactions	1,418,647

Net increase (decrease) in net assets resulting from operations	$8,146,044

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statements of Changes in Net Assets
for the year ended October 31, 2011 and the period March 31, 2010 (commencement of operations)
through October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,727,397	$1,125,045
Net realized gain (loss) on investments and futures transactions	(1,251,965)	231,616
Net change in unrealized appreciation (depreciation) on investments	2,670,612	2,506,817

Net increase (decrease) in net assets resulting from operations	8,146,044	3,863,478

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(39,557)	(8,866)
Class A	(3,271,088)	(281,977)
Class C	(849,109)	(50,163)
Class I	(2,601,030)	(788,554)

	(6,760,784)	(1,129,560)

From net realized gain on investments:
Investor Class	(1,870)	—
Class A	(68,664)	—
Class C	(19,909)	—
Class I	(141,212)	—

	(231,655)	—

Total dividends and distributions to shareholders	(6,992,439)	(1,129,560)

Capital share transactions:
Net proceeds from sale of shares	255,353,011	70,786,977
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,695,665	1,052,548
Cost of shares redeemed	(78,063,267)	(715,495)

Increase (decrease) in net assets derived from capital share transactions	181,985,409	71,124,030

Net increase (decrease) in net assets	183,139,014	73,857,948

Net Assets
Beginning of period	73,857,948	—

End of period	$256,996,962	$73,857,948

Undistributed (distributions in excess of) net investment income at end of period	$(25,977)	$7,449

The notes to the financial statements are an integral part of,

24 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class			Class A
		March 31,			March 31,
	Year	2010**		Year	2010**
	ended	through		ended	through
	October 31,	October 31,		October 31,	October 31,
	2011	2010		2011	2010
Net asset value at beginning of period	$10.75	$10.00		$10.77	$10.00

Net investment income (loss)	0.57 (a)	0.27		0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	(0.17)	0.75		(0.19)	0.78

Total from investment operations	0.40	1.02		0.39	1.05

Less dividends and distributions:
From net investment income	(0.55)	(0.27)		(0.55)	(0.28)
From net realized gain on investments	(0.03)	—		(0.03)	—

Total dividends and distributions	(0.58)	(0.27)		(0.58)	(0.28)

Net asset value at end of period	$10.57	$10.75		$10.58	$10.77

Total investment return (b)	4.03%	10.32	%(c)	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%	5.03	%††	5.58%	5.20	%††
Net expenses	0.90%	1.00	%††	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	1.09%	1.73	%††	1.04%	1.58	%††
Portfolio turnover rate	154%	163%		154%	163%
Net assets at end of period (in 000’s)	$989	$598		$150,071	$23,062

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Class C			Class I
		March 31,			March 31,
	Year	2010**		Year	2010**
	ended	through		ended	through
	October 31,	October 31,		October 31,	October 31,
	2011	2010		2011	2010
Net asset value at beginning of period	$10.75	$10.00		$10.77	$10.00

Net investment income (loss)	0.50 (a)	0.22		0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	(0.18)	0.77		(0.18)	0.76

Total from investment operations	0.32	0.99		0.42	1.05

Less dividends and distributions:
From net investment income	(0.48)	(0.24)		(0.58)	(0.28)
From net realized gain on investments	(0.03)	—		(0.03)	—

Total dividends and distributions	(0.51)	(0.24)		(0.61)	(0.28)

Net asset value at end of period	$10.56	$10.75		$10.58	$10.77

Total investment return (b)	3.22%	9.96	%(c)	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.79%	4.33	%††	5.88%	5.26	%††
Net expenses	1.65%	1.75	%††	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	1.84%	2.48	%††	0.79%	1.33	%††
Portfolio turnover rate	154%	163%		154%	163%
Net assets at end of period (in 000’s)	$45,632	$5,477		$60,305	$44,720

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

26 MainStay High Yield Municipal Bond Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Municipal Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by

mainstayinvestments.com    27

Notes to Financial Statements (continued)

the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

28    MainStay High Yield Municipal Bond Fund

expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may also invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. At October 31, 2011, the Fund did not hold any futures contracts.

(H) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(I) Offering Costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations were being amortized on a straight line basis over twelve months.

(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Interest
	Operations	Rate
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(808,813)	$(808,813)

Total Realized Gain (Loss)		$(808,813)	$(808,813)

mainstayinvestments.com    29

Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest
	Rate
	Contracts
	Risk	Total

Futures Contracts Short (2)	(100)	(100)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.55% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $662,739 and waived its fees and/or reimbursed expenses in the amount of $224,241.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,100 and $111,233, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares of $676 and $8,904 for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$716

Class A	30,129

Class C	17,996

Class I	22,001

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

30    MainStay High Yield Municipal Bond Fund

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$28,570	2.9%

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $1,122. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Undistributed	Capital	Other	Unrealized	Total
Ordinary	Tax Exempt	and Other	Temporary	Appreciation	Accumulated
Income	Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$—	$421,139	$(1,247,011)	$(447,116)	$5,172,475	$3,899,487

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between distributions in excess of net investment income, accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss)	Additional
Income (Loss)	on Investments	Paid-In Capital

$(39)	$39	$—

The reclassifications for the Fund are primarily due to reclassification of distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $1,247,011 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2019	$1,247

The tax character of distributions paid during the year ended October 31, 2011 and the period ended October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$729,862	$39,604
Exempt Interest Dividends	6,262,577	1,089,956

Total	$6,992,439	$1,129,560

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $366,150 and $190,000, respectively.

mainstayinvestments.com    31

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Period ended October 31, 2011:
Shares sold	63,084	$651,137
Shares issued to shareholders in reinvestment of dividends and distributions	3,766	38,468
Shares redeemed	(25,522)	(260,066)

Net increase (decrease) in shares outstanding before conversion	41,328	429,539
Shares converted into Investor Class (See Note 1)	15,540	160,097
Shares converted from Investor Class (See Note 1)	(18,929)	(194,327)

Net increase (decrease)	37,939	$395,309

Period ended October 31, 2010 (a):
Shares sold	75,666	$792,111
Shares issued to shareholders in reinvestment of dividends	827	8,767
Shares redeemed	(20,842)	(220,971)

Net increase (decrease)	55,651	$579,907

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	13,927,732	$144,855,630
Shares issued to shareholders in reinvestment of dividends and distributions	210,698	2,185,544
Shares redeemed	(2,101,386)	(21,804,649)

Net increase (decrease) in shares outstanding before conversion	12,037,044	125,236,525
Shares converted into Class A (See Note 1)	18,905	194,327
Shares converted from Class A (See Note 1)	(15,518)	(160,097)

Net increase (decrease)	12,040,431	$125,270,755

Period ended October 31, 2010 (a):
Shares sold	2,155,426	$22,681,777
Shares issued to shareholders in reinvestment of dividends	20,800	221,470
Shares redeemed	(34,572)	(370,076)

Net increase (decrease)	2,141,654	$22,533,171

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	4,037,832	$41,846,270
Shares issued to shareholders in reinvestment of dividends and distributions	42,085	435,529
Shares redeemed	(266,817)	(2,722,001)

Net increase (decrease)	3,813,100	$39,559,798

Period ended October 31, 2010 (a):
Shares sold	517,803	$5,472,564
Shares issued to shareholders in reinvestment of dividends	3,619	38,369
Shares redeemed	(11,880)	(124,448)

Net increase (decrease)	509,542	$5,386,485

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	6,519,805	$67,999,974
Shares issued to shareholders in reinvestment of dividends and distributions	200,807	2,036,124
Shares redeemed	(5,175,747)	(53,276,551)

Net increase (decrease)	1,544,865	$16,759,547

Period ended October 31, 2010 (a):
Shares sold	4,079,174	$41,840,525
Shares issued to shareholders in reinvestment of dividends	73,879	783,942

Net increase (decrease)	4,153,053	$42,624,467

(a)	The Fund commenced investment operations on March 31, 2010.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32    MainStay High Yield Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Municipal Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statement of operations and changes in net assets, and the financial highlights for the year or period in the nineteen-month period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Municipal Bond Fund of MainStay Funds Trust as of October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the year or period in the nineteen-month period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    33

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $250,339 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 1.0% to arrive at the amount eligible for the corporate dividends received deduction.

For Federal individual income tax purposes, the Fund designated 93.8% of the ordinary income dividends paid during its fiscal year ended October 31, 2011 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34    MainStay High Yield Municipal Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    35

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

36    MainStay High Yield Municipal Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    37

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

38    MainStay High Yield Municipal Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24906 MS284-11	MSMHY11-12/11
NF5

MainStay ICAP Funds

Message from the President and Annual Report

October 31, 2011

MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund

This page intentionally left blank

Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

MainStay ICAP Equity Fund	5

MainStay ICAP Select Equity Fund	23

MainStay ICAP Global Fund	42

MainStay ICAP International Fund	58

Notes to Financial Statements	77

Report of Independent Registered Public Accounting Firm	95

Federal Income Tax Information	96

Proxy Voting Policies and Procedures and Proxy Voting Record	96

Shareholder Reports and Quarterly Portfolio Disclosure	96

Board Members and Officers	97

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–1.09%	–1.67%	3.26%	1.56%
		Excluding sales charges	4.67	–0.55	3.84	1.56

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–0.83	–1.52	3.33	1.18
		Excluding sales charges	4.94	–0.40	3.92	1.18

Class C Shares[4]	Maximum 1% CDSC	With sales charges	2.86	–1.30	3.06	2.31
	if Redeemed Within One Year of Purchase	Excluding sales charges	3.86	–1.30	3.06	2.31

Class I Shares	No Sales Charge		5.23	–0.07	4.22	0.93

Class R1 Shares[4]	No Sales Charge		5.14	–0.16	4.12	1.03

Class R2 Shares[4]	No Sales Charge		4.84	–0.42	3.86	1.28

Class R3 Shares[4]	No Sales Charge		4.59	–0.66	3.60	1.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

S&P 500® Index[5]	8.09%	0.25%	3.69%

S&P 500® Value Index[6]	5.61	–2.44	3.51

Average Lipper Large-Cap Value Fund[7]	4.18	–2.04	3.59

5.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The S&P 500® Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. The S&P 500® Value Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$896.00	$6.93	$1,017.90	$7.38

Class A Shares	$1,000.00	$897.00	$5.59	$1,019.30	$5.95

Class C Shares	$1,000.00	$892.40	$10.54	$1,014.10	$11.22

Class I Shares	$1,000.00	$898.20	$4.31	$1,020.70	$4.58

Class R1 Shares	$1,000.00	$897.80	$4.74	$1,020.20	$5.04

Class R2 Shares	$1,000.00	$896.80	$6.07	$1,018.80	$6.46

Class R3 Shares	$1,000.00	$895.50	$7.26	$1,017.50	$7.73

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.45% for Investor Class, 1.17% for Class A, 2.21% for Class C, 0.90% for Class I, 0.99% for Class R1, 1.27% for Class R2 and 1.52% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Sector Composition as of October 31, 2011 (Unaudited)

Financials	17.8%
Health Care	17.5
Information Technology	12.8
Consumer Discretionary	12.0
Energy	11.4
Consumer Staples	10.5
Telecommunication Services	7.4
Industrials	4.3
Materials	2.3
Short-Term Investment	3.3
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten holdings as of October 31, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.
2.	Pfizer, Inc.
3.	Microsoft Corp.
4.	Time Warner, Inc.
5.	Procter & Gamble Co. (The)
6.	JPMorgan Chase & Co.
7.	Vodafone Group PLC, Sponsored ADR
8.	Honeywell International, Inc.
9.	Johnson & Johnson
10.	BCE, Inc.

8    MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay ICAP Equity Fund returned 4.67% for Investor Class shares, 4.94% for Class A shares and 3.86% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 5.23%, Class R1 shares returned 5.14%, Class R2 shares returned 4.84% and Class R3 shares returned 4.59%. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class C shares underperformed—the 4.18% return of the average Lipper1 large-
cap value fund for the same period. All share classes underperformed the 8.09% return of the S&P 500® Index2 for the 12 months ended October 31, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of factors affected the Fund’s performance relative to the S&P 500® Index. Strong stock selection in the energy and industrials sectors added to the Fund’s relative performance. Weak stock selection in the consumer staples and health care sectors, however, detracted from performance relative to the Fund’s benchmark. The Fund benefited from its relative weighting in the energy sector, initially by overweighting—and later in the reporting period, by underweighting—the sector. An overweight position in the financials sector, however, detracted from the Fund’s performance relative to the S&P 500® Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were energy, industrials and telecommunication services. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case.

Sectors that were particularly weak relative to the S&P 500® Index were consumer staples, financials and health care. Poor stock selection was the primary driver in consumer staples and health care, while an overweight position in the financials sector detracted from the Fund’s relative performance. Although all three sectors detracted from relative performance, only the financials sectors had a negative total return for the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil companies Occidental Petroleum, ConocoPhillips and Marathon Oil. Each of these companies benefited from the rise in oil prices during the reporting period. Marathon Oil also benefited when plans to spin off its refining business met with investor approval. ConocoPhillips benefited from substantial progress in the company’s efforts to restructure and refocus its business to generate higher returns. Occidental Petroleum remained in the Fund at the end of the reporting period, but we sold the other two positions in favor of stocks that, in our opinion, offered more attractive upside potential.

Major detractors from the Fund’s absolute performance included global investment bank Goldman Sachs Group, diversified financial services firm JPMorgan Chase and drug and medical supply manufacturer Hospira. Goldman Sachs lagged as a difficult trading and investment banking environment—along with ongoing regulatory challenges—cut into the firm’s results and outlook. We sold the Fund’s position in Goldman Sachs during the reporting period because we believed that the firm faced the potential risk of financial distress. JPMorgan Chase underperformed because of the increased likelihood of an extended, low-interest-rate environment. The stock remained in the Fund at the end of the reporting period, as we believed that the company continued to be well positioned in its industry, was attractively valued and had catalysts for potential price appreciation. Hospira underperformed because of ongoing issues at its manufacturing facilities. We sold the Fund’s posi- tion in Hospira, as we believed that it was unclear when these issues would be resolved.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added diversified financial services firm JPMorgan Chase. The investment reflected our belief that the company’s strong management team could take advantage of a pickup in global investment banking activity and a turnaround in commercial activity in the United States. We also added diversified health care company Johnson & Johnson. We believed that the company could boost sales with a strong drug pipeline and a recovery in its consumer business (which appeared to be improving toward the end of the reporting period, after a challenging span of product recalls).

1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com    9

In addition to the sales already mentioned, we sold the Fund’s positions in independent energy producer Apache and wireless communications technology company Qualcomm. Both positions were sold because we believed that other stocks had greater upside potential and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the S&P 500® Index in the health care and consumer discretionary sectors. In the health care sector, we increased the size of the Fund’s already overweight position. In the consumer discretionary sector, the Fund moved from an underweight position at the beginning of the reporting period to an overweight position at the end of the reporting period.

During the reporting period, the Fund decreased its sector weightings relative to the S&P 500® Index in energy and materials. In both cases, the Fund moved from an overweight position relative to the benchmark to an underweight position.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund was most significantly overweight relative to the S&P 500® Index in the health care and telecommunication services sectors and most significantly underweight relative to the Index in information technology and industrials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of the individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay ICAP Equity Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 96.0%†

Consumer Discretionary 12.0%
Johnson Controls, Inc.	604,321	$19,900,291
Lowe’s Cos., Inc.	521,487	10,961,657
McDonald’s Corp.	55,450	5,148,532
X Time Warner, Inc.	968,713	33,895,268
Viacom, Inc. Class B	565,834	24,811,821

		94,717,569

Consumer Staples 10.5%
Archer-Daniels-Midland Co.	549,300	15,896,742
Coca-Cola Co. (The)	260,031	17,765,318
PepsiCo., Inc.	244,989	15,422,058
X Procter & Gamble Co. (The)	521,250	33,354,787

		82,438,905

Energy 11.4%
Chevron Corp.	28,933	3,039,412
X ExxonMobil Corp.	478,350	37,354,350
Marathon Oil Corp.	374,297	9,742,951
Marathon Petroleum Corp.	142,648	5,121,063
Occidental Petroleum Corp.	252,563	23,473,205
Southwestern Energy Co. (a)	157,400	6,617,096
Ultra Petroleum Corp. (a)	143,150	4,560,759

		89,908,836

Financials 17.8%
ACE, Ltd.	313,991	22,654,451
AON Corp.	105,793	4,932,070
BB&T Corp.	685,565	16,001,087
BlackRock, Inc.	91,969	14,511,788
X JPMorgan Chase & Co.	928,000	32,257,280
MetLife, Inc.	639,226	22,475,186
U.S. Bancorp	231,400	5,921,526
Wells Fargo & Co.	828,256	21,460,113

		140,213,501

Health Care 17.5%
Covidien PLC	293,856	13,822,986
X Johnson & Johnson	426,350	27,452,676
Merck & Co., Inc.	588,210	20,293,245
Novartis A.G., ADR (b)	96,900	5,471,943
X Pfizer, Inc.	1,938,770	37,340,710
Sanofi, Sponsored ADR (b)	457,325	16,349,369
WellPoint, Inc.	241,132	16,613,995

		137,344,924

Industrials 4.3%
X Honeywell International, Inc.	539,025	28,244,910
Stanley Black & Decker, Inc.	85,750	5,475,138

		33,720,048

Information Technology 12.8%
Applied Materials, Inc.	1,281,350	15,786,232
Cisco Systems, Inc.	1,389,050	25,739,097
X Microsoft Corp.	1,378,702	36,714,834
Texas Instruments, Inc.	729,738	22,424,849

		100,665,012

Materials 2.3%
Monsanto Co.	165,219	12,019,682
Owens-Illinois, Inc. (a)	289,383	5,810,811

		17,830,493

Telecommunication Services 7.4%
X BCE, Inc.	672,199	26,625,802
X Vodafone Group PLC, Sponsored ADR (b)	1,120,976	31,207,972

		57,833,774

Total Common Stocks (Cost $655,701,396)		754,673,062

	Principal
	Amount
Short-Term Investment 3.3%

Repurchase Agreement 3.3%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $25,859,415 (Collateralized by a United States Treasury Bond with rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $20,750,000 and a Market Value of $26,378,230)	$25,859,408	25,859,408

Total Short-Term Investment (Cost $25,859,408)		25,859,408

Total Investments (Cost $681,560,804) (c)	99.3%	780,532,470
Other Assets, Less Liabilities	0.7	5,611,535
Net Assets	100.0%	$786,144,005

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At October 31, 2011, cost is $699,068,378 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$101,407,256
Gross unrealized depreciation	(19,943,164)

Net unrealized appreciation	$81,464,092

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$754,673,062	$—	$—	$754,673,062
Short-Term Investment
Repurchase Agreement	—	25,859,408	—	25,859,408

Total Investments in Securities	$754,673,062	$25,859,408	$—	$780,532,470

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

12 MainStay ICAP Equity Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $681,560,804)	$780,532,470
Receivables:
Investment securities sold	5,700,106
Dividends and interest	692,634
Fund shares sold	472,262
Other assets	46,325

Total assets	787,443,797

Liabilities
Payables:
Fund shares redeemed	580,233
Manager (See Note 3)	497,103
Transfer agent (See Note 3)	106,807
Shareholder communication	45,344
Professional fees	41,660
NYLIFE Distributors (See Note 3)	17,095
Trustees	2,938
Custodian	1,086
Accrued expenses	7,526

Total liabilities	1,299,792

Net assets	$786,144,005

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,386
Additional paid-in capital	886,504,085

886,526,471
Undistributed net investment income	424,398
Accumulated net realized gain (loss) on investments and foreign currency transactions	(199,778,530)
Net unrealized appreciation (depreciation) on investments	98,971,666

Net assets	$786,144,005

Investor Class
Net assets applicable to outstanding shares	$11,633,185

Shares of beneficial interest outstanding	331,900

Net asset value per share outstanding	$35.05
Maximum sales charge (5.50% of offering price)	2.04

Maximum offering price per share outstanding	$37.09

Class A
Net assets applicable to outstanding shares	$28,387,647

Shares of beneficial interest outstanding	809,362

Net asset value per share outstanding	$35.07
Maximum sales charge (5.50% of offering price)	2.04

Maximum offering price per share outstanding	$37.11

Class C
Net assets applicable to outstanding shares	$7,871,969

Shares of beneficial interest outstanding	226,307

Net asset value and offering price per share outstanding	$34.78

Class I
Net assets applicable to outstanding shares	$725,422,228

Shares of beneficial interest outstanding	20,653,265

Net asset value and offering price per share outstanding	$35.12

Class R1
Net assets applicable to outstanding shares	$3,868,512

Shares of beneficial interest outstanding	110,080

Net asset value and offering price per share outstanding	$35.14

Class R2
Net assets applicable to outstanding shares	$6,096,299

Shares of beneficial interest outstanding	173,790

Net asset value and offering price per share outstanding	$35.08

Class R3
Net assets applicable to outstanding shares	$2,864,165

Shares of beneficial interest outstanding	81,746

Net asset value and offering price per share outstanding	$35.04

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$19,610,117
Interest	2,667

Total income	19,612,784

Expenses
Manager (See Note 3)	6,358,601
Transfer agent (See Note 3)	671,013
Distribution/Service—Investor Class (See Note 3)	30,237
Distribution/Service—Class A (See Note 3)	77,340
Distribution/Service—Class C (See Note 3)	78,781
Distribution/Service—Class R2 (See Note 3)	13,921
Distribution/Service—Class R3 (See Note 3)	12,626
Professional fees	114,765
Registration	105,177
Shareholder communication	100,496
Trustees	22,071
Custodian	13,413
Shareholder service (See Note 3)	11,717
Miscellaneous	40,707

Total expenses before waiver/reimbursement	7,650,865
Expense waiver/reimbursement from Manager (See Note 3)	(200,356)

Net expenses	7,450,509

Net investment income (loss)	12,162,275

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (b)	68,278,903
Foreign currency transactions	1,908

Net realized gain (loss) on investments and foreign currency transactions	68,280,811

Net change in unrealized appreciation (depreciation) on investments	(32,010,667)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	36,270,144

Net increase (decrease) in net assets resulting from operations	$48,432,419

(a)	Dividends recorded net of foreign withholding taxes in the amount of $484,779.

(b)	Includes realized gain of $21,152,510 due to an in-kind redemption. (See Note 11)

The notes to the financial statements are an integral part of,

14 MainStay ICAP Equity Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,162,275	$10,896,132
Net realized gain (loss) on investments and foreign currency transactions (a)	68,280,811	75,384,460
Net change in unrealized appreciation (depreciation) on investments	(32,010,667)	23,063,886

Net increase (decrease) in net assets resulting from operations	48,432,419	109,344,478

Dividends to shareholders:
From net investment income:
Investor Class	(117,006)	(93,023)
Class A	(387,274)	(298,176)
Class C	(25,833)	(20,816)
Class I	(11,377,342)	(10,501,064)
Class R1	(52,227)	(30,641)
Class R2	(64,883)	(33,083)
Class R3	(23,374)	(10,232)

Total dividends to shareholders	(12,047,939)	(10,987,035)

Capital share transactions:
Net proceeds from sale of shares	267,191,470	271,846,099
Net asset value of shares issued to shareholders in reinvestment of dividends	11,654,741	10,725,860
Cost of shares redeemed (b)	(383,522,536)	(278,527,891)

Increase (decrease) in net assets derived from capital share transactions	(104,676,325)	4,044,068

Net increase (decrease) in net assets	(68,291,845)	102,401,511

Net Assets
Beginning of year	854,435,850	752,034,339

End of year	$786,144,005	$854,435,850

Undistributed net investment income at end of year	$424,398	$308,154

(a)	Includes realized gains of $21,152,510 and $7,782,475 due to in-kind redemptions during the years ended October 31, 2011 and 2010, respectively. (See Note 11)

(b)	Includes in-kind redemptions in the amount of $97,079,910 and $55,704,242 during the years ended October 31, 2011 and 2010, respectively. (See Note 11)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
				April 29,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$33.81	$29.89	$26.95	$39.51

Net investment income (loss)	0.37 (a)	0.22 (a)	0.32 (a)	0.27
Net realized and unrealized gain (loss) on investments	1.22	3.95	3.15	(12.55)

Total from investment operations	1.59	4.17	3.47	(12.28)

Less dividends:
From net investment income	(0.35)	(0.25)	(0.53)	(0.28)

Net asset value at end of period	$35.05	$33.81	$29.89	$26.95

Total investment return (b)	4.67%	14.02%	13.32%	(31.24	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	0.69%	1.24%	1.54	% ††
Net expenses	1.46%	1.56%	1.29%	1.19	% ††
Expenses (before waiver/reimbursement)	1.46%	1.56%	1.69%	1.61	% ††
Portfolio turnover rate	74%	64%	93%	106%
Net assets at end of period (in 000’s)	$11,633	$12,036	$11,465	$10,798

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

16 MainStay ICAP Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.84	$29.89	$26.93	$41.53		$45.01	$44.82

Net investment income (loss)	0.49 (a)	0.34 (a)	0.35 (a)	0.42		0.66	0.20	(a)
Net realized and unrealized gain (loss) on investments	1.19	3.96	3.15	(14.59)		1.88	4.02

Total from investment operations	1.68	4.30	3.50	(14.17)		2.54	4.22

Less dividends and distributions:
From net investment income	(0.45)	(0.35)	(0.54)	(0.43)		(0.61)	(0.30)
From net realized gain on investments	—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.45)	(0.35)	(0.54)	(0.43)		(6.02)	(4.03)

Net asset value at end of period	$35.07	$33.84	$29.89	$26.93		$41.53	$45.01

Total investment return (b)	4.94%	14.44%	13.46%	(34.38	%)(c)	5.78%	9.55	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%	1.08%	1.35%	1.38	% ††	1.22%	1.28	%††
Net expenses	1.18%	1.18%	1.18%	1.18	% ††	1.18%	1.30	%††
Expenses (before waiver/reimbursement)	1.18%	1.18%	1.26%	1.35	% ††	1.36%	1.39	%††
Portfolio turnover rate	74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$28,388	$24,138	$25,257	$21,826		$51,349	$6,798

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class C
					January 1,			September 1,
					2008***			2006**
					through		Year ended	through
	Year ended October 31,				October 31,		December 31,	December 31,
	2011	2010		2009	2008		2007	2006
Net asset value at beginning of period	$33.59	$29.78		$26.86	$41.43		$44.96	$44.82

Net investment income (loss)	0.09 (a)	(0.02	) (a)	0.13 (a)	0.19		0.34	0.08	(a)
Net realized and unrealized gain (loss) on investments	1.21	3.93		3.13	(14.55)		1.85	4.03

Total from investment operations	1.30	3.91		3.26	(14.36)		2.19	4.11

Less dividends and distributions:
From net investment income	(0.11)	(0.10)		(0.34)	(0.21)		(0.31)	(0.24)
From net realized gain on investments	—	—		—	—		(5.41)	(3.73)

Total dividends and distributions	(0.11)	(0.10)		(0.34)	(0.21)		(5.72)	(3.97)

Net asset value at end of period	$34.78	$33.59		$29.78	$26.86		$41.43	$44.96

Total investment return (b)	3.86%	13.15%		12.51%	(34.82	%)(c)	4.99%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26%	(0.07%)		0.52%	0.65	% ††	0.49%	0.54	%††
Net expenses	2.21%	2.31%		2.04%	1.94	% ††	1.93%	2.05	%††
Expenses (before waiver/reimbursement)	2.21%	2.31%		2.44%	2.30	% ††	2.11%	2.14	%††
Portfolio turnover rate	74%	64%		93%	106%		71%	80%
Net assets at end of period (in 000’s)	$7,872	$6,825		$5,206	$4,996		$8,606	$1,922

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

18 MainStay ICAP Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
				January 1,
				2008***
				through
	Year ended October 31,			October 31,		Year ended December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.89	$29.93	$26.97	$41.57		$45.03	$41.17

Net investment income (loss)	0.57 (a)	0.43 (a)	0.45 (a)	0.54		0.77	0.63 (a)
Net realized and unrealized gain (loss) on investments	1.22	3.96	3.14	(14.62)		1.94	7.59

Total from investment operations	1.79	4.39	3.59	(14.08)		2.71	8.22

Less dividends and distributions:
From net investment income	(0.56)	(0.43)	(0.63)	(0.52)		(0.76)	(0.63)
From net realized gain on investments	—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.56)	(0.43)	(0.63)	(0.52)		(6.17)	(4.36)

Net asset value at end of period	$35.12	$33.89	$29.93	$26.97		$41.57	$45.03

Total investment return (b)	5.23%	14.76%	13.86%	(34.18	%)(c)	6.20%	20.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.35%	1.76%	1.79	% ††	1.63%	1.42%
Net expenses	0.90%	0.90%	0.83%	0.80	% ††	0.80%	0.80%
Expenses (before reimbursement/waiver)	0.93%	0.93%	1.02%	0.96	% ††	0.92%	0.88%
Portfolio turnover rate	74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$725,422	$801,517	$705,425	$732,479		$1,041,210	$982,543

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class R1
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.91	$29.94	$26.98	$41.59		$45.00	$44.82

Net investment income (loss)	0.53 (a)	0.40 (a)	0.39 (a)	0.52		0.77	0.22	(a)
Net realized and unrealized gain (loss) on investments	1.22	3.97	3.18	(14.64)		1.94	4.03

Total from investment operations	1.75	4.37	3.57	(14.12)		2.71	4.25

Less dividends and distributions:
From net investment income	(0.52)	(0.40)	(0.61)	(0.49)		(0.71)	(0.34)
From net realized gain on investments	—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.52)	(0.40)	(0.61)	(0.49)		(6.12)	(4.07)

Net asset value at end of period	$35.14	$33.91	$29.94	$26.98		$41.59	$45.00

Total investment return (b)	5.14%	14.67%	13.73%	(34.24	%)(c)	6.10%	9.67	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	1.24%	1.49%	1.66	% ††	1.72%	1.38	%††
Net expenses	0.99%	1.01%	0.94%	0.90	% ††	0.90%	0.90	%††
Expenses (before waiver/reimbursement)	1.03%	1.03%	1.11%	1.06	% ††	1.02%	0.99	%††
Portfolio turnover rate	74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$3,869	$3,351	$2,268	$1,370		$1,097	$40

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

20 MainStay ICAP Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.85	$29.90	$26.94	$41.54		$45.02	$44.82

Net investment income (loss)	0.44 (a)	0.30 (a)	0.33 (a)	0.44		0.63	0.12	(a)
Net realized and unrealized gain (loss) on investments	1.21	3.97	3.17	(14.62)		1.92	4.13

Total from investment operations	1.65	4.27	3.50	(14.18)		2.55	4.25

Less dividends and distributions:
From net investment income	(0.42)	(0.32)	(0.54)	(0.42)		(0.62)	(0.32)
From net realized gain on investments	—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.42)	(0.32)	(0.54)	(0.42)		(6.03)	(4.05)

Net asset value at end of period	$35.08	$33.85	$29.90	$26.94		$41.54	$45.02

Total investment return (b)	4.84%	14.36%	13.47%	(34.38	%)(c)	5.82%	9.58	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	0.93%	1.27%	1.43	% ††	1.29%	0.77	%††
Net expenses	1.28%	1.28%	1.19%	1.15	% ††	1.15%	1.15	%††
Expenses (before waiver/reimbursement)	1.28%	1.28%	1.36%	1.31	% ††	1.27%	1.24	%††
Portfolio turnover rate	74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$6,096	$4,313	$2,050	$781		$1,156	$1,161

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class R3
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.81	$29.89	$26.93	$41.52		$45.00	$44.82

Net investment income (loss)	0.33 (a)	0.22 (a)	0.23 (a)	0.38		0.57	0.13	(a)
Net realized and unrealized gain (loss) on investments	1.23	3.97	3.21	(14.61)		1.86	4.06

Total from investment operations	1.56	4.19	3.44	(14.23)		2.43	4.19

Less dividends and distributions:
From net investment income	(0.33)	(0.27)	(0.48)	(0.36)		(0.50)	(0.28)
From net realized gain on investments	—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.33)	(0.27)	(0.48)	(0.36)		(5.91)	(4.01)

Net asset value at end of period	$35.04	$33.81	$29.89	$26.93		$41.52	$45.00

Total investment return (b)	4.59%	14.07%	13.22%	(34.51	%)(c)	5.55%	9.49	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	0.70%	0.88%	1.16	% ††	0.98%	0.86	%††
Net expenses	1.53%	1.53%	1.45%	1.40	% ††	1.40%	1.40	%††
Expenses (before waiver/reimbursement)	1.53%	1.53%	1.60%	1.57	% ††	1.52%	1.49	%††
Portfolio turnover rate	74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$2,864	$2,257	$365	$72		$67	$27

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

22 MainStay ICAP Equity Fund	and should be read in conjunction with, the financial statements.

MainStay ICAP Select Equity Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–3.54%	–1.11%	4.73%	1.51%
		Excluding sales charges	2.08	0.01	5.32	1.51

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–3.28	–0.95	4.82	1.23
		Excluding sales charges	2.35	0.18	5.41	1.23

Class B Shares[5]	Maximum 5% CDSC	With sales charges	–3.68	–1.12	4.54	2.26
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	1.32	–0.72	4.54	2.26

Class C Shares[4]	Maximum 1% CDSC	With sales charges	0.32	–0.72	4.54	2.26
	if Redeemed Within One Year of Purchase	Excluding sales charges	1.32	–0.72	4.54	2.26

Class I Shares	No Sales Charge		2.63	0.47	5.69	0.98

Class R1 Shares[4]	No Sales Charge		2.47	0.34	5.57	1.08

Class R2 Shares[4]	No Sales Charge		2.21	0.09	5.31	1.33

Class R3 Shares[4]	No Sales Charge		1.99	–0.15	5.05	1.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been lower.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, includes the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been lower.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    23

	One	Five	Ten
Benchmark Performance	Year	Years	Years

S&P 500® Index[6]	8.09%	0.25%	3.69%

S&P 500® Value Index[7]	5.61	–2.44	3.51

Average Lipper Large-Cap Value Fund[8]	4.18	–2.04	3.59

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The S&P 500® Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. The S&P 500® Value Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

24    MainStay ICAP Select Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$883.00	$6.79	$1,018.00	$7.27

Class A Shares	$1,000.00	$884.30	$5.60	$1,019.30	$6.01

Class B Shares	$1,000.00	$879.80	$10.33	$1,014.20	$11.07

Class C Shares	$1,000.00	$879.80	$10.33	$1,014.20	$11.07

Class I Shares	$1,000.00	$885.20	$4.28	$1,020.70	$4.58

Class R1 Shares	$1,000.00	$884.50	$5.13	$1,019.80	$5.50

Class R2 Shares	$1,000.00	$883.60	$6.27	$1,018.60	$6.72

Class R3 Shares	$1,000.00	$882.30	$7.45	$1,017.30	$7.98

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.43% for Investor Class, 1.18% for Class A, 2.18% for Class B and Class C, 0.90% for Class I, 1.08% for Class R1, 1.32% for Class R2 and 1.57% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    25

Sector Composition as of October 31, 2011 (Unaudited)

Health Care	18.0%
Information Technology	15.8
Financials	15.5
Consumer Discretionary	13.2
Consumer Staples	12.2
Energy	11.3
Telecommunication Services	4.6
Industrials	4.2
Materials	1.6
Short-Term Investment	3.1
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Pfizer, Inc.
2.	Microsoft Corp.
3.	Procter & Gamble Co. (The)
4.	Time Warner, Inc.
5.	JPMorgan Chase & Co.
6.	ExxonMobil Corp.
7.	Vodafone Group PLC, Sponsored ADR
8.	Occidental Petroleum Corp.
9.	Honeywell International, Inc.
10.	Johnson & Johnson

26    MainStay ICAP Select Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 2.08% for Investor Class shares, 2.35% for Class A shares and 1.32% for both Class B and Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 2.63%, Class R1 shares returned 2.47%, Class R2 shares returned 2.21% and Class R3 shares returned 1.99%. All share classes underperformed the 4.18% return of the average Lipper1 large-cap value fund and the 8.09% return of the S&P 500® Index2 for the 12 months ended October 31, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 23 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the S&P 500® Index during the reporting period primarily because of weak stock selection in the financials and consumer staples sectors. Having an overweight allocation to the financials sector also detracted from the Fund’s relative performance. These effects were partially offset by favorable stock selection in the energy and industrials sectors. An overweight position in the health care sector also helped the Fund’s performance relative to its benchmark.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were energy, industrials and telecommunication services. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for both energy and industrials, while an overweight position relative to the benchmark in telecommunication services added to the Fund’s relative performance.

Sectors that were particularly weak relative to the S&P 500® Index were financials, consumer staples and consumer discretionary. Stock selection was the primary driver in each case. Although all three sectors detracted from the Fund’s relative performance, only the financials sector had a negative total return for the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil companies Occidental Petroleum, ConocoPhillips and Marathon Oil. Each of these companies benefited from the rise in oil prices during the reporting period. Marathon Oil also benefited when plans to spin off its refining business met with investor approval. ConocoPhillips benefited from substantial progress in the company’s efforts to restructure and refocus its business to generate higher returns. Occidental Petroleum remained in the Fund at the end of the reporting period, but we sold the other two positions in favor of stocks that, in our opinion, offered more attractive upside potential.

Major detractors from the Fund’s absolute performance included global investment bank Goldman Sachs Group, diversified financial services firm JPMorgan Chase and insurance company MetLife. Goldman Sachs lagged as a difficult trading and investment banking environment—along with ongoing regulatory challenges—cut into the firm’s results and outlook. We sold the Fund’s position in Goldman Sachs during the reporting period because we believed that the firm faced the potential risk of financial distress. JPMorgan Chase and MetLife underperformed because of the increased likelihood of an extended, low-interest-rate environment. The stocks of JPMorgan Chase and MetLife remained in the Fund at the end of the reporting period, as we believed that the companies were well positioned in their industries, were attractively valued and had catalysts for potential price appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added media company Time Warner to the Fund. The investment reflected our belief that the company’s advertising growth and ability to increase cable network affiliate fees could provide consistent revenue and earnings upside. In our view, increasing market penetration—
along with strong programming and ratings—should give Time Warner leverage on affiliate fees. We also increased our posi- tion in diversified financial services firm JPMorgan Chase. We believed that the company’s strong management team could take advantage of a pickup in global investment banking activ- ity and a turnaround in commercial activity in the United States. We also added diversified health care company Johnson & Johnson. We believed that the company could boost sales with

1. See footnote on page 24 for more information about Lipper Inc.
2. See footnote on page 24 for more information on the S&P 500® Index.

mainstayinvestments.com    27

a strong drug pipeline and a recovery in its consumer business (which appeared to be improving toward the end of the report- ing period, after a challenging span of product recalls).

In addition to the sales already mentioned, we sold the Fund’s positions in insurance broker Aon and wireless communications technology company Qualcomm. Both positions were sold because we believed that other stocks had greater upside potential and were more attractive on a relative-valuation basis.

Were there any significant sector weighting changes during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the S&P 500® Index in consumer discretionary and health care. In the consumer discretionary sector, the Fund moved from an underweight position at the beginning of the reporting period to an overweight position at the end of the reporting period. In the health care sector, the Fund increased the size of its already overweight position.

Over the same period, the Fund decreased its weighting relative to the S&P 500® Index in the energy sector, going from an overweight position to an underweight position as the Fund trimmed several stocks in the sector. The Fund also decreased the size of its position in the materials sector, moving from an approximately neutral position at the beginning of the reporting period to an underweight position at the end of the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund was most significantly overweight relative to the S&P 500® Index in the health care and consumer discretionary sectors and most significantly underweight relative to the Index in industrials and information technology. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28    MainStay ICAP Select Equity Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 96.4%†

Consumer Discretionary 13.2%
Johnson Controls, Inc.	3,827,640	$126,044,185
Lowe’s Cos., Inc.	2,516,580	52,898,512
X Time Warner, Inc.	5,095,250	178,282,797
Viacom, Inc. Class B	2,814,102	123,398,373

		480,623,867

Consumer Staples 12.2%
Archer-Daniels-Midland Co.	2,609,150	75,508,801
Coca-Cola Co. (The)	1,525,250	104,205,080
PepsiCo., Inc.	1,187,897	74,778,116
X Procter & Gamble Co. (The)	2,942,100	188,264,979

		442,756,976

Energy 11.3%
X ExxonMobil Corp.	2,158,200	168,533,838
Marathon Petroleum Corp.	1,088,664	39,083,037
X Occidental Petroleum Corp.	1,757,271	163,320,767
Southwestern Energy Co. (a)	972,000	40,862,880

		411,800,522

Financials 15.5%
BB&T Corp.	3,500,750	81,707,505
BlackRock, Inc.	469,550	74,090,295
X JPMorgan Chase & Co.	4,962,800	172,506,928
MetLife, Inc.	3,416,350	120,118,866
Wells Fargo & Co.	4,530,078	117,374,321

		565,797,915

Health Care 18.0%
Covidien PLC	1,580,990	74,369,770
X Johnson & Johnson	2,267,750	146,020,422
Merck & Co., Inc.	3,481,630	120,116,235
X Pfizer, Inc.	12,387,810	238,589,221
Sanofi, Sponsored ADR (b)	2,121,800	75,854,350

		654,949,998

Industrials 4.2%
X Honeywell International, Inc.	2,918,926	152,951,722

Information Technology 15.8%
Applied Materials, Inc.	6,384,200	78,653,344
Cisco Systems, Inc.	7,666,350	142,057,465
X Microsoft Corp.	8,642,075	230,138,457
Texas Instruments, Inc.	4,065,320	124,927,284

		575,776,550

Materials 1.6%
Monsanto Co.	808,300	58,803,825

Telecommunication Services 4.6%
X Vodafone Group PLC, Sponsored ADR (b)	5,973,750	166,309,200

Total Common Stocks (Cost $3,194,389,217)		3,509,770,575

	Principal
	Amount
Short-Term Investment 3.1%

Repurchase Agreement 3.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $113,775,539 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40 with a Principal Amount of $91,290,000 and a Market Value of $116,051,500)	$113,775,507	113,775,507

Total Short-Term Investment (Cost $113,775,507)		113,775,507

Total Investments (Cost $3,308,164,724) (c)	99.5%	3,623,546,082
Other Assets, Less Liabilities	0.5	18,022,426
Net Assets	100.0%	$3,641,568,508

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At October 31, 2011, cost is $3,347,229,882 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$367,926,859
Gross unrealized depreciation	(91,610,659)

Net unrealized appreciation	$276,316,200

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,509,770,575	$—	$—	$3,509,770,575
Short-Term Investment
Repurchase Agreement	—	113,775,507	—	113,775,507

Total Investments in Securities	$3,509,770,575	$113,775,507	$—	$3,623,546,082

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

30 MainStay ICAP Select Equity Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $3,308,164,724)	$3,623,546,082
Receivables:
Investment securities sold	15,585,873
Fund shares sold	6,188,122
Dividends and interest	3,695,499
Other assets	76,243

Total assets	3,649,091,819

Liabilities
Payables:
Fund shares redeemed	3,894,382
Manager (See Note 3)	2,107,190
Transfer agent (See Note 3)	920,595
NYLIFE Distributors (See Note 3)	289,929
Shareholder communication	163,104
Professional fees	120,462
Trustees	13,788
Custodian	2,252
Accrued expenses	11,609

Total liabilities	7,523,311

Net assets	$3,641,568,508

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$108,881
Additional paid-in capital	3,958,881,525

3,958,990,406
Undistributed net investment income	2,308,905
Accumulated net realized gain (loss) on investments	(635,112,161)
Net unrealized appreciation (depreciation) on investments	315,381,358

Net assets	$3,641,568,508

Investor Class
Net assets applicable to outstanding shares	$181,060,070

Shares of beneficial interest outstanding	5,418,727

Net asset value per share outstanding	$33.41
Maximum sales charge (5.50% of offering price)	1.94

Maximum offering price per share outstanding	$35.35

Class A
Net assets applicable to outstanding shares	$542,404,470

Shares of beneficial interest outstanding	16,231,578

Net asset value per share outstanding	$33.42
Maximum sales charge (5.50% of offering price)	1.95

Maximum offering price per share outstanding	$35.37

Class B
Net assets applicable to outstanding shares	$64,648,710

Shares of beneficial interest outstanding	1,950,176

Net asset value and offering price per share outstanding	$33.15

Class C
Net assets applicable to outstanding shares	$95,886,646

Shares of beneficial interest outstanding	2,892,745

Net asset value and offering price per share outstanding	$33.15

Class I
Net assets applicable to outstanding shares	$2,702,188,720

Shares of beneficial interest outstanding	80,730,634

Net asset value and offering price per share outstanding	$33.47

Class R1
Net assets applicable to outstanding shares	$20,155,813

Shares of beneficial interest outstanding	602,060

Net asset value and offering price per share outstanding	$33.48

Class R2
Net assets applicable to outstanding shares	$21,933,115

Shares of beneficial interest outstanding	656,374

Net asset value and offering price per share outstanding	$33.42

Class R3
Net assets applicable to outstanding shares	$13,290,964

Shares of beneficial interest outstanding	398,222

Net asset value and offering price per share outstanding	$33.38

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$84,787,380
Interest	12,185

Total income	84,799,565

Expenses
Manager (See Note 3)	26,989,361
Transfer agent (See Note 3)	5,011,839
Distribution/Service—Investor Class (See Note 3)	466,052
Distribution/Service—Class A (See Note 3)	1,391,969
Distribution/Service—Class B (See Note 3)	792,871
Distribution/Service—Class C (See Note 3)	1,036,703
Distribution/Service—Class R2 (See Note 3)	56,643
Distribution/Service—Class R3 (See Note 3)	71,124
Shareholder communication	459,452
Professional fees	330,345
Registration	272,534
Trustees	96,079
Shareholder service (See Note 3)	56,755
Custodian	30,109
Miscellaneous	118,808

Total expenses before waiver/reimbursement	37,180,644
Expense waiver/reimbursement from Manager (See Note 3)	(1,711,037)

Net expenses	35,469,607

Net investment income (loss)	49,329,958

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	77,235,932
Net change in unrealized appreciation (depreciation) on investments	(37,365,800)

Net realized and unrealized gain (loss) on investments	39,870,132

Net increase (decrease) in net assets resulting from operations	$89,200,090

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,421,687.

The notes to the financial statements are an integral part of,

32 MainStay ICAP Select Equity Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$49,329,958	$29,143,762
Net realized gain (loss) on investments	77,235,932	209,704,930
Net change in unrealized appreciation (depreciation) on investments	(37,365,800)	120,085,266

Net increase (decrease) in net assets resulting from operations	89,200,090	358,933,958

Dividends to shareholders:
From net investment income:
Investor Class	(1,889,805)	(973,105)
Class A	(7,150,175)	(3,954,028)
Class B	(286,942)	(190,597)
Class C	(409,925)	(196,794)
Class I	(37,555,367)	(23,139,398)
Class R1	(272,453)	(163,665)
Class R2	(268,316)	(180,261)
Class R3	(128,405)	(42,212)

Total dividends to shareholders	(47,961,388)	(28,840,060)

Capital share transactions:
Net proceeds from sale of shares	1,531,458,603	898,072,750
Net asset value of shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	—	354,083,152
Net asset value of shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	—	152,265,264
Net asset value of shares issued to shareholders in reinvestment of dividends	41,828,636	25,609,235
Cost of shares redeemed	(912,367,908)	(560,864,715)

Increase (decrease) in net assets derived from capital share transactions	660,919,331	869,165,686

Net increase (decrease) in net assets	702,158,033	1,199,259,584

Net Assets
Beginning of year	2,939,410,475	1,740,150,891

End of year	$3,641,568,508	$2,939,410,475

Undistributed net investment income at end of year	$2,308,905	$940,335

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Investor Class
				April 29,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$33.06	$28.68	$25.62	$36.87

Net investment income (loss)	0.38	0.22 (a)	0.25	0.25	(a)
Net realized and unrealized gain (loss) on investments	0.32	4.38	3.10	(11.25)

Total from investment operations	0.70	4.60	3.35	(11.00)

Less dividends:
From net investment income	(0.35)	(0.22)	(0.29)	(0.25)

Net asset value at end of period	$33.41	$33.06	$28.68	$25.62

Total investment return (b)	2.08%	16.12%	13.33%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.71%	0.99%	1.49	% ††
Net expenses	1.43%	1.47%	1.30%	1.15	% ††
Expenses (before waiver/reimbursement)	1.43%	1.51%	1.45%	1.31	% ††
Portfolio turnover rate	71%	55%	101%	117%
Net assets at end of period (in 000’s)	$181,060	$185,828	$9,808	$7,601

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

34 MainStay ICAP Select Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.07	$28.69	$25.62	$38.79		$41.60	$39.46

Net investment income (loss)	0.46	0.31 (a)	0.32	0.42	(a)	0.48 (a)	0.24	(a)
Net realized and unrealized gain (loss) on investments	0.33	4.38	3.09	(13.18)		2.23	3.62

Total from investment operations	0.79	4.69	3.41	(12.76)		2.71	3.86

Less dividends and distributions:
From net investment income	(0.44)	(0.31)	(0.34)	(0.41)		(0.51)	(0.29)
From net realized gain on investments	—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.44)	(0.31)	(0.34)	(0.41)		(5.52)	(1.72)

Net asset value at end of period	$33.42	$33.07	$28.69	$25.62		$38.79	$41.60

Total investment return (b)	2.35%	16.46%	13.58%	(33.14	%)(c)	6.62%	9.84	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.01%	1.21%	1.47	% ††	1.09%	1.73	%††
Net expenses	1.18%	1.18%	1.09%	1.10	% ††	1.15%	1.20	%††
Expenses (before waiver/reimbursement)	1.21%	1.23%	1.28%	1.24	% ††	1.26%	1.29	%††
Portfolio turnover rate	71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$542,404	$478,386	$190,956	$142,130		$161,070	$16,514

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 35

Financial Highlights selected per share data and ratios

	Class B
		November 13,
		2009**
	Year ended	through
	October 31,	October 31,
	2011	2010
Net asset value at beginning of period	$32.84	$29.93

Net investment income (loss)	0.10	(0.01	) (a)
Net realized and unrealized gain (loss) on investments	0.34	2.99

Total from investment operations	0.44	2.98

Less dividends:
From net investment income	(0.13)	(0.07)

Net asset value at end of period	$33.15	$32.84

Total investment return (b)	1.32%	9.98	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	(0.04	%)††
Net expenses	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.18%	2.26	% ††
Portfolio turnover rate	71%	55%
Net assets at end of period (in 000’s)	$64,649	$85,952

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

36 MainStay ICAP Select Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
					January 1,			September 1,
					2008***			2006**
					through		Year ended	through
	Year ended October 31,				October 31,		December 31,	December 31,
	2011	2010		2009	2008		2007	2006
Net asset value at beginning of period	$32.84	$28.56		$25.53	$38.68		$41.56	$39.46

Net investment income (loss)	0.12	(0.01	) (a)	0.07	0.18	(a)	0.14 (a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	0.33	4.36		3.09	(13.12)		2.24	3.63

Total from investment operations	0.45	4.35		3.16	(12.94)		2.38	3.76

Less dividends and distributions:
From net investment income	(0.14)	(0.07)		(0.13)	(0.21)		(0.25)	(0.23)
From net realized gain on investments	—	—		—	—		(5.01)	(1.43)

Total dividends and distributions	(0.14)	(0.07)		(0.13)	(0.21)		(5.26)	(1.66)

Net asset value at end of period	$33.15	$32.84		$28.56	$25.53		$38.68	$41.56

Total investment return (b)	1.32%	15.25%		12.50%	(33.59	%)(c)	5.83%	9.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%	(0.02%)		0.28%	0.65	% ††	0.33%	0.91	%††
Net expenses	2.18%	2.22%		2.05%	1.91	% ††	1.90%	1.95	%††
Expenses (before waiver/reimbursement)	2.18%	2.26%		2.21%	2.05	% ††	2.01%	2.04	%††
Portfolio turnover rate	71%	55%		101%	117%		123%	115%
Net assets at end of period (in 000’s)	$95,887	$95,241		$55,841	$47,831		$45,789	$3,293

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 37

Financial Highlights selected per share data and ratios

	Class I
				January 1,
				2008***
				through
	Year ended October 31,			October 31,		Year ended December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.12	$28.74	$25.67	$38.84		$41.62	$36.17

Net investment income (loss)	0.55	0.41 (a)	0.37	0.51	(a)	0.64 (a)	0.57 (a)
Net realized and unrealized gain (loss) on investments	0.34	4.37	3.10	(13.20)		2.21	6.83

Total from investment operations	0.89	4.78	3.47	(12.69)		2.85	7.40

Less dividends and distributions:
From net investment income	(0.54)	(0.40)	(0.40)	(0.48)		(0.62)	(0.52)
From net realized gain on investments	—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.54)	(0.40)	(0.40)	(0.48)		(5.63)	(1.95)

Net asset value at end of period	$33.47	$33.12	$28.74	$25.67		$38.84	$41.62

Total investment return (b)	2.63%	16.77%	13.89%	(32.99	%)(c)	6.95%	20.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.32%	1.50%	1.78	% ††	1.44%	1.45%
Net expenses	0.90%	0.90%	0.83%	0.80	% ††	0.80%	0.80%
Expenses (before reimbursement/waiver)	0.96%	0.98%	1.03%	0.94	% ††	0.91%	0.88%
Portfolio turnover rate	71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$2,702,189	$2,041,651	$1,454,261	$1,296,268		$1,863,460	$1,519,408

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

38 MainStay ICAP Select Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.13	$28.74	$25.68	$38.85		$41.62	$39.46

Net investment income (loss)	0.51	0.35 (a)	0.35	0.42	(a)	0.59 (a)	0.26	(a)
Net realized and unrealized gain (loss) on investments	0.33	4.39	3.08	(13.13)		2.24	3.63

Total from investment operations	0.84	4.74	3.43	(12.71)		2.83	3.89

Less dividends and distributions:
From net investment income	(0.49)	(0.35)	(0.37)	(0.46)		(0.59)	(0.30)
From net realized gain on investments	—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.49)	(0.35)	(0.37)	(0.46)		(5.60)	(1.73)

Net asset value at end of period	$33.48	$33.13	$28.74	$25.68		$38.85	$41.62

Total investment return (b)	2.47%	16.60%	13.69%	(33.03	%)(c)	6.87%	9.94	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.12%	1.23%	1.55	% ††	1.33%	1.89	%††
Net expenses	1.06%	1.08%	0.98%	0.91	% ††	0.90%	0.90	%††
Expenses (before waiver/reimbursement)	1.06%	1.08%	1.13%	1.06	% ††	1.01%	0.99	%††
Portfolio turnover rate	71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$20,156	$15,583	$13,628	$5,286		$1,440	$63

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 39

Financial Highlights selected per share data and ratios

	Class R2
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.07	$28.69	$25.63	$38.80		$41.60	$39.46

Net investment income (loss)	0.40	0.27 (a)	0.26	0.40	(a)	0.53 (a)	0.17	(a)
Net realized and unrealized gain (loss) on investments	0.35	4.38	3.11	(13.18)		2.18	3.68

Total from investment operations	0.75	4.65	3.37	(12.78)		2.71	3.85

Less dividends and distributions:
From net investment income	(0.40)	(0.27)	(0.31)	(0.39)		(0.50)	(0.28)
From net realized gain on investments	—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.40)	(0.27)	(0.31)	(0.39)		(5.51)	(1.71)

Net asset value at end of period	$33.42	$33.07	$28.69	$25.63		$38.80	$41.60

Total investment return (b)	2.21%	16.29%	13.46%	(33.18	%)(c)	6.56%	9.85	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	0.88%	1.07%	1.42	% ††	1.18%	1.25	%††
Net expenses	1.31%	1.33%	1.22%	1.15	% ††	1.15%	1.15	%††
Expenses (before waiver/reimbursement)	1.31%	1.33%	1.38%	1.29	% ††	1.26%	1.24	%††
Portfolio turnover rate	71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$21,933	$24,776	$11,099	$10,796		$12,712	$27

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

40 MainStay ICAP Select Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
				January 1,			September 1,
				2008***			2006**
				through		Year ended	through
	Year ended October 31,			October 31,		December 31,	December 31,
	2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.02	$28.66	$25.60	$38.76		$41.58	$39.46

Net investment income (loss)	0.34	0.18 (a)	0.21	0.28	(a)	0.31 (a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.33	4.38	3.10	(13.10)		2.29	3.67

Total from investment operations	0.67	4.56	3.31	(12.82)		2.60	3.81

Less dividends and distributions:
From net investment income	(0.31)	(0.20)	(0.25)	(0.34)		(0.41)	(0.26)
From net realized gain on investments	—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.31)	(0.20)	(0.25)	(0.34)		(5.42)	(1.69)

Net asset value at end of period	$33.38	$33.02	$28.66	$25.60		$38.76	$41.58

Total investment return (b)	1.99%	15.97%	13.16%	(33.29	%)(c)	6.30%	9.77	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	0.58%	0.78%	1.02	% ††	0.70%	1.00	%††
Net expenses	1.56%	1.58%	1.47%	1.40	% ††	1.40%	1.40	%††
Expenses (before waiver/reimbursement)	1.56%	1.58%	1.63%	1.55	% ††	1.51%	1.49	%††
Portfolio turnover rate	71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$13,291	$11,994	$4,558	$2,963		$185	$27

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 41

MainStay ICAP Global Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(4/30/08)	Ratio[2]

Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–6.98%	–5.37%	1.72%
		Excluding sales charges	–1.56	–3.83	1.72

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–6.82	–5.27	1.53
		Excluding sales charges	–1.40	–3.73	1.53

Class C Shares	Maximum 1% CDSC	With sales charges	–3.16	–4.51	2.47
	if Redeemed Within One Year of Purchase	Excluding sales charges	–2.19	–4.51	2.47

Class I Shares	No Sales Charge		–1.23	–3.53	1.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

42    MainStay ICAP Global Fund

	One	Since
Benchmark Performance	Year	Inception

MSCI World Index[3]	1.76%	–3.85%

Average Lipper Global Large-Cap Value Fund[4]	–1.60	–5.78

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have a below average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    43

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$857.90	$5.62	$1,019.20	$6.11

Class A Shares	$1,000.00	$858.30	$5.39	$1,019.40	$5.85

Class C Shares	$1,000.00	$855.30	$9.12	$1,015.40	$9.91

Class I Shares	$1,000.00	$859.20	$4.22	$1,020.70	$4.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

44    MainStay ICAP Global Fund

Sector Composition as of October 31, 2011 (Unaudited)

Financials	15.6%
Consumer Discretionary	14.6
Health Care	13.8
Information Technology	11.0
Energy	10.9
Telecommunication Services	9.7
Industrials	8.8
Consumer Staples	8.0
Materials	5.9
Utilities	0.3
Short-Term Investment	1.6
Other Assets, Less Liabilities	−0.2

100.0%

See Portfolio of Investments beginning on page 48 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Pfizer, Inc.
2.	Vodafone Group PLC, Sponsored ADR
3.	Microsoft Corp.
4.	Novartis A.G.
5.	Time Warner, Inc.
6.	Sanofi S.A.
7.	Bridgestone Corp.
8.	Akzo Nobel N.V.
9.	Nippon Telegraph & Telephone Corp.
10.	Petroleo Brasileiro S.A., ADR

mainstayinvestments.com    45

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay ICAP Global Fund returned −1.56% for Investor Class shares, −1.40% for Class A shares and −2.19% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned −1.23%. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the −1.60% return of the average Lipper1 global large-cap value fund for the 12 months ended October 31, 2011. All share classes underperformed the 1.76% return of the MSCI World Index2 for the same period. The MSCI World Index is the Fund’s broad-based securities-market index. See page 42 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, a number of factors affected the Fund’s performance relative to the MSCI World Index. Strong stock selection in the consumer discretionary and telecommunication services sectors added to the Fund’s relative performance, as did an overweight position in the health care sector. Weak stock selection in the financials and industrials sectors detracted from the Fund’s relative performance, as did an underweight position in the information technology sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were consumer discretionary, telecommunication services and energy. (Contributions take weightings and total returns into account.) Strong stock selection was the primary driver in each case.

The sectors that were particularly weak relative to the MSCI World Index were financials, industrials and utilities. Weak stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil companies Occidental Petroleum, Marathon Oil and ConocoPhillips. Each of these companies benefited from the rise in oil prices during the reporting period. Marathon Oil also benefited when plans to spin off its refining business met with investor approval. ConocoPhillips benefited from substantial progress in the company’s efforts to restructure and refocus its business to generate higher returns. Occidental Petroleum remained in the Fund at the end of the reporting period, but we sold the other two positions in favor of stocks that, in our opinion, offered more attractive upside potential.

Major detractors from the Fund’s absolute performance included Italian bank Intesa Sanpaolo, Swiss bank UBS and global in- vestment bank Goldman Sachs Group. Intesa Sanpaolo lagged on continuing concerns about the European sovereign debt crisis. UBS underperformed when a loss from unauthorized trading undermined confidence in the company’s risk controls. Goldman Sachs lagged as a difficult trading and investment banking environment—along with ongoing regulatory challenges—cut into the firm’s results and outlook. Each of these stocks generated negative returns during the reporting period, and the Fund sold all three positions.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added Dutch paint and coat-ings manufacturer AkzoNobel to the Fund. We believe that this company can improve its margins through price increases that will offset the rise in raw material costs. We also added French food and beverage company Danone. This company has a strong position in dairy products and infant nutrition, which are categories we find attractive. We felt that this positioning and the company’s exposure to emerging markets could lead to above-average organic revenue growth. We also added diversified health care company Johnson & Johnson. We believed that the company could boost sales with a strong drug pipeline and a recovery in its consumer business (which appeared to be improving, after a challenging span of product recalls).

In addition to the sales already mentioned, we sold the Fund’s positions in Canadian gold miner Barrick Gold and wireless communications technology company Qualcomm. Both were sold when we found other stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis. We also sold the Fund’s position in Hong Kong conglomerate Hutchison Whampoa when the company’s stock neared our target price.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the MSCI World Index in telecommunication services and consumer staples. In telecommunication services, the Fund went from a small underweight position at the

1. See footnote on page 43 for more information about Lipper Inc.
2. See footnote on page 43 for more information on the MSCI World Index.

46    MainStay ICAP Global Fund

beginning of the reporting period to an overweight position at the end. In consumer staples, the Fund went from a sub- stantially underweight position to a position that was less underweight. Over the same period, the Fund decreased its weightings relative to the MSCI World Index in industrials and financials. In both cases, the Fund moved from an overweight position to an underweight position.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund was most significantly overweight relative to the MSCI World Index in the telecommunication services and consumer discretionary sectors and most significantly underweight relative to the Index in utilities and financials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    47

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 98.6%†

Consumer Discretionary 14.6%
X Bridgestone Corp.	58,400	$1,366,209
Genting Berhad	152,950	533,027
Genting Singapore PLC (a)	363,200	495,948
Johnson Controls, Inc.	21,350	703,055
Lowe’s Cos., Inc.	16,150	339,473
Nissan Motor Co., Ltd.	114,100	1,051,188
Sands China, Ltd. (a)	108,650	319,678
X Time Warner, Inc.	43,100	1,508,069
Viacom, Inc. Class B	23,300	1,021,705

		7,338,352

Consumer Staples 8.0%
Archer-Daniels-Midland Co.	19,200	555,648
Coca-Cola Co. (The)	7,800	532,896
Danone S.A.	15,700	1,085,272
Pernod Ricard S.A.	8,300	773,443
Procter & Gamble Co. (The)	16,600	1,062,234

		4,009,493

Energy 10.9%
ENI S.p.A.	43,650	961,200
ExxonMobil Corp.	16,150	1,261,154
Occidental Petroleum Corp.	12,450	1,157,103
X Petroleo Brasileiro S.A., ADR (b)	47,200	1,274,872
Southwestern Energy Co. (a)	6,700	281,668
Total S.A.	10,250	536,008

		5,472,005

Financials 15.6%
Banco Bilbao Vizcaya Argentaria S.A.	67,100	603,642
BB&T Corp.	24,050	561,327
BlackRock, Inc.	4,100	646,939
Deutsche Boerse A.G. (a)	5,050	278,634
DnB NOR ASA	82,900	958,702
JPMorgan Chase & Co.	34,450	1,197,482
MetLife, Inc.	23,650	831,534
Standard Chartered PLC	52,162	1,215,178
Tokio Marine Holdings, Inc.	32,550	774,724
Wells Fargo & Co.	31,550	817,460

		7,885,622

Health Care 13.8%
Covidien PLC	11,950	562,128
Johnson & Johnson	11,000	708,290
Merck & Co., Inc.	20,129	694,451
X Novartis A.G.	29,650	1,675,006
X Pfizer, Inc.	94,700	1,823,922
X Sanofi S.A.	21,050	1,506,828

		6,970,625

Industrials 8.8%
ABB, Ltd. (a)	42,500	801,242
China Communications Construction Co., Ltd. Class H	363,700	270,942
Honeywell International, Inc.	19,250	1,008,700
KOMATSU, Ltd.	17,200	423,497
Mitsubishi Corp.	42,500	874,833
Siemens A.G.	6,550	686,501
TNT Express N.V.	41,647	351,785

		4,417,500

Information Technology 11.0%
Applied Materials, Inc.	58,993	726,794
Cisco Systems, Inc.	44,950	832,923
X Microsoft Corp.	64,650	1,721,629
Samsung Electronics Co., Ltd., GDR (c)	2,062	883,698
SAP A.G.	11,000	662,856
Texas Instruments, Inc.	23,150	711,400

		5,539,300

Materials 5.9%
X Akzo Nobel N.V.	25,500	1,340,917
Holcim, Ltd. (a)	11,650	738,282
JFE Holdings, Inc.	27,900	525,729
Monsanto Co.	3,100	225,525
Rio Tinto PLC	2,800	151,406

		2,981,859

Telecommunication Services 9.7%
BCE, Inc.	21,750	861,518
Koninklijke KPN N.V.	75,800	990,399
X Nippon Telegraph & Telephone Corp.	25,100	1,283,185
X Vodafone Group PLC, Sponsored ADR (b)	62,400	1,737,216

		4,872,318

Utilities 0.3%
GDF Suez S.A.	6,276	176,729

Total Common Stocks (Cost $47,465,398)		49,663,803

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

48 MainStay ICAP Global Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investment 1.6%

Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity, $784,683 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $800,000 and a Market Value of $801,612)	$784,683	$784,683

Total Short-Term Investment (Cost $784,683)		784,683

Total Investments (Cost $48,250,081) (d)	100.2%	50,448,486
Other Assets, Less Liabilities	(0.2)	(76,654)
Net Assets	100.0%	$50,371,832

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	GDR—Global Depositary Receipt.
(d)	At October 31, 2011, cost is $48,702,317 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,312,922
Gross unrealized depreciation	(2,566,753)

Net unrealized appreciation	$1,746,169

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$25,367,115	$24,296,688	$—	$49,663,803
Short-Term Investment
Repurchase Agreement	—	784,683	—	784,683

Total Investments in Securities	$25,367,115	$25,081,371	$—	$50,448,486

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 assets represent the following international equities: Sands China, Ltd., China Communications Construction Co., Ltd. Class H, Danone S.A., Pernod Ricard S.A., Total S.A., Sanofi S.A., GDF Suez S.A., Deutsche Boerse A.G., Siemens A.G., SAP A.G., ENI S.p.A., Bridgestone Corp., Nissan Motor Co., Ltd., Tokio Marine Holdings, Inc., KOMATSU, Ltd., Mitsubishi Corp., JFE Holdings, Inc., Nippon Telegraph & Telephone Corp., Genting Berhad, TNT Express N.V., Akzo Nobel N.V., Koninklijke KPN N.V., DnB NOR ASA, Samsung Electronics Co., Ltd., Banco Bilbao Vizcaya Argentaria S.A., Novartis A.G., ABB, Ltd., Holcim, Ltd., Genting Singapore PLC, Standard Chartered PLC, and Rio Tinto PLC.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $10,971,023 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 49

Portfolio of Investments October 31, 2011 (continued)

The table below sets forth the diversification of the MainStay ICAP Global Fund investments by country.

Country Composition (Unaudited)

	Value	Percent †
Brazil	$1,274,872	2.5%
Canada	861,518	1.7
Cayman Islands	319,678	0.6
China	270,942	0.6
France	4,078,280	8.1
Germany	1,627,991	3.2
Ireland	562,128	1.1
Italy	961,200	1.9
Japan	6,299,365	12.5
Malaysia	533,027	1.1
Netherlands	2,683,101	5.3
Norway	958,702	1.9
Republic of Korea	883,698	1.8
Spain	603,642	1.2
Switzerland	3,214,530	6.4
United Kingdom	3,599,748	7.2
United States	21,716,064	43.1

	50,448,486	100.2
Other Assets, Less Liabilities	(76,654)	(0.2)

Net Assets	$50,371,832	100.0%

† Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

50 MainStay ICAP Global Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $48,250,081)	$50,448,486
Cash denominated in foreign currencies (identified cost $1,283)	1,308
Receivables:
Investment securities sold	676,384
Dividends	109,742
Fund shares sold	20,412
Other assets	25,740

Total assets	51,282,072

Liabilities
Payables:
Investment securities purchased	838,322
Fund shares redeemed	24,189
Manager (See Note 3)	20,237
Professional fees	15,177
Shareholder communication	6,473
Transfer agent (See Note 3)	2,609
Custodian	1,685
NYLIFE Distributors (See Note 3)	1,356
Trustees	192

Total liabilities	910,240

Net assets	$50,371,832

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,074
Additional paid-in capital	59,315,032

59,321,106
Undistributed net investment income	152,704
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,295,801)
Net unrealized appreciation (depreciation) on investments	2,198,405
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(4,582)

Net assets	$50,371,832

Investor Class
Net assets applicable to outstanding shares	$558,022

Shares of beneficial interest outstanding	67,521

Net asset value per share outstanding	$8.26
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.74

Class A
Net assets applicable to outstanding shares	$4,583,705

Shares of beneficial interest outstanding	553,731

Net asset value per share outstanding	$8.28
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.76

Class C
Net assets applicable to outstanding shares	$357,171

Shares of beneficial interest outstanding	43,405

Net asset value and offering price per share outstanding	$8.23

Class I
Net assets applicable to outstanding shares	$44,872,934

Shares of beneficial interest outstanding	5,409,606

Net asset value and offering price per share outstanding	$8.30

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 51

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$1,356,497

Expenses
Manager (See Note 3)	405,887
Registration	60,594
Professional fees	59,807
Custodian	21,934
Transfer agent (See Note 3)	15,806
Shareholder communication	14,533
Distribution/Service—Investor Class (See Note 3)	1,223
Distribution/Service—Class A (See Note 3)	9,823
Distribution/Service—Class C (See Note 3)	2,751
Trustees	1,419
Miscellaneous	17,160

Total expenses before waiver/reimbursement	610,937
Expense waiver/reimbursement from Manager (See Note 3)	(140,137)

Net expenses	470,800

Net investment income (loss)	885,697

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,198,614
Foreign currency transactions	(24,341)

Net realized gain (loss) on investments and foreign currency transactions	1,174,273

Net change in unrealized appreciation (depreciation) on:
Investments	(3,039,204)
Translation of other assets and liabilities in foreign currencies	(6,373)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,045,577)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,871,304)

Net increase (decrease) in net assets resulting from operations	$(985,607)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $91,126.

The notes to the financial statements are an integral part of,

52 MainStay ICAP Global Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$885,697	$619,013
Net realized gain (loss) on investments and foreign currency transactions	1,174,273	2,790,459
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,045,577)	1,537,833

Net increase (decrease) in net assets resulting from operations	(985,607)	4,947,305

Dividends to shareholders:
From net investment income:
Investor Class	(7,201)	(3,744)
Class A	(73,325)	(20,971)
Class C	(2,203)	(766)
Class I	(763,342)	(540,529)

Total dividends to shareholders	(846,071)	(566,010)

Capital share transactions:
Net proceeds from sale of shares	7,644,241	3,333,671
Net asset value of shares issued to shareholders in reinvestment of dividends	841,932	48,990
Cost of shares redeemed	(2,087,598)	(790,752	)(a)

Increase (decrease) in net assets derived from capital share transactions	6,398,575	2,591,909

Net increase (decrease) in net assets	4,566,897	6,973,204

Net Assets
Beginning of year	45,804,935	38,831,731

End of year	$50,371,832	$45,804,935

Undistributed net investment income at end of year	$152,704	$137,420

(a)	Cost of shares redeemed net of redemption fees of $19 for the year ended October 31, 2010. (See Note 2(L))

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 53

Financial Highlights selected per share data and ratios

	Investor Class
					April 30,
					2008**
					through
	Year ended October 31,				October 31,
	2011	2010	2009		2008
Net asset value at beginning of period	$8.51	$7.67	$6.46		$10.00

Net investment income (loss)	0.13 (a)	0.10	0.11		0.08	(a)
Net realized and unrealized gain (loss) on investments	(0.25)	0.83	1.24		(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	) ‡	(0.00	)‡

Total from investment operations	(0.12)	0.93	1.35		(3.49)

Less dividends:
From net investment income	(0.13)	(0.09)	(0.14)		(0.05)

Redemption fee (b)	—	—	—		0.00	‡(a)

Net asset value at end of period	$8.26	$8.51	$7.67		$6.46

Total investment return (c)	(1.56%)	12.32%	21.46%		(35.07	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%	1.26%	1.57%		1.84	% ††
Net expenses	1.20%	1.20%	1.20%		1.20	% ††
Expenses (before waiver/reimbursement)	1.62%	1.72%	1.68%		2.18	% ††
Portfolio turnover rate	71%	79%	106%		75%
Net assets at end of period (in 000’s)	$558	$368	$209		$56

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

54 MainStay ICAP Global Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
						April 30,
						2008**
						through
	Year ended October 31,					October 31,
	2011	2010		2009		2008
Net asset value at beginning of period	$8.52	$7.68		$6.47		$10.00

Net investment income (loss)	0.13 (a)	0.12		0.10		0.09	(a)
Net realized and unrealized gain (loss) on investments	(0.24)	0.81		1.26		(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	(0.11)	0.93		1.36		(3.48)

Less dividends:
From net investment income	(0.13)	(0.09)		(0.15)		(0.05)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$8.28	$8.52		$7.68		$6.47

Total investment return (c)	(1.40%)	12.36%		21.49%		(34.97	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.30%		1.63%		2.02	% ††
Net expenses	1.15%	1.15%		1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.42%	1.53%		1.46%		1.99	% ††
Portfolio turnover rate	71%	79%		106%		75%
Net assets at end of period (in 000’s)	$4,584	$2,398		$801		$374

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 55

Financial Highlights selected per share data and ratios

	Class C
				April 30,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$8.48	$7.65	$6.45	$10.00

Net investment income (loss)	0.06 (a)	0.04	0.06	0.05	(a)
Net realized and unrealized gain (loss) on investments	(0.24)	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	(0.18)	0.87	1.30	(3.52)

Less dividends:
From net investment income	(0.07)	(0.04)	(0.10)	(0.03)

Redemption fee (b)	—	—	—	0.00	‡(a)

Net asset value at end of period	$8.23	$8.48	$7.65	$6.45

Total investment return (c)	(2.19%)	11.45%	20.56%	(35.26	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	0.49%	0.71%	1.15	% ††
Net expenses	1.95%	1.95%	1.95%	1.95	% ††
Expenses (before waiver/reimbursement)	2.37%	2.47%	2.42%	2.93	% ††
Portfolio turnover rate	71%	79%	106%	75%
Net assets at end of period (in 000’s)	$357	$172	$142	$20

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

56 MainStay ICAP Global Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
					April 30,
					2008**
					through
	Year ended October 31,				October 31,
	2011	2010		2009	2008
Net asset value at beginning of period	$8.53	$7.69		$6.47	$10.00

Net investment income (loss)	0.16 (a)	0.12		0.13	0.10	(a)
Net realized and unrealized gain (loss) on investments	(0.24)	0.83		1.25	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	(0.08)	0.95		1.38	(3.48)

Less dividends:
From net investment income	(0.15)	(0.11)		(0.16)	(0.05)

Redemption fee (b)	—	0.00	‡(a)	—	0.00	‡(a)

Net asset value at end of period	$8.30	$8.53		$7.69	$6.47

Total investment return (c)	(1.23%)	12.56%		21.74%	(34.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	1.50%		2.02%	2.25	% ††
Net expenses	0.90%	0.90%		0.90%	0.90	% ††
Expenses (before reimbursement/waiver)	1.17%	1.27%		1.20%	1.74	% ††
Portfolio turnover rate	71%	79%		106%	75%
Net assets at end of period (in 000’s)	$44,873	$42,867		$37,680	$31,662

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 57

MainStay ICAP International Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–9.69%	–2.87%	6.24%	1.55%
		Excluding sales charges	–4.44	–1.77	6.84	1.55

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–9.58	–2.73	6.32	1.36
		Excluding sales charges	–4.31	–1.62	6.92	1.36

Class C Shares[4]	Maximum 1% CDSC	With sales charges	–6.10	–2.51	6.04	2.29
	if Redeemed Within One Year of Purchase	Excluding sales charges	–5.16	–2.51	6.04	2.29

Class I Shares	No Sales Charge		–3.95	–1.31	7.22	1.11

Class R1 Shares[4]	No Sales Charge		–4.09	–1.43	7.10	1.21

Class R2 Shares[4]	No Sales Charge		–4.37	–1.70	6.82	1.46

Class R3 Shares[4]	No Sales Charge		–4.65	–1.96	6.55	1.71

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been lower.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

58    MainStay ICAP International Fund

	One	Five	Ten
Benchmark Performance	Year	Years	Years

MSCI EAFE® Index[5]	–4.08%	–2.41%	5.73%

MSCI Europe Index[6]	–5.24	–2.74	5.68

Average Lipper International Large-Cap Core Fund[7]	–5.53	–2.76	4.88

5.	The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    59

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$845.20	$6.51	$1,018.10	$7.12

Class A Shares	$1,000.00	$845.60	$6.00	$1,018.70	$6.56

Class C Shares	$1,000.00	$842.00	$10.03	$1,014.30	$10.97

Class I Shares	$1,000.00	$847.40	$4.42	$1,020.40	$4.84

Class R1 Shares	$1,000.00	$846.50	$4.89	$1,019.90	$5.35

Class R2 Shares	$1,000.00	$845.30	$6.47	$1,018.20	$7.07

Class R3 Shares	$1,000.00	$844.10	$7.62	$1,016.90	$8.34

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.40% for Investor Class, 1.29% for Class A, 2.16% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.39% for Class R2 and 1.64% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

60    MainStay ICAP International Fund

Sector Composition as of October 31, 2011 (Unaudited)

Financials	15.7%
Telecommunication Services	15.3
Health Care	11.9
Industrials	11.4
Consumer Discretionary	10.4
Energy	10.3
Materials	8.4
Consumer Staples	8.0
Information Technology	5.7
Utilities	1.4
Short-Term Investment	1.5
Other Assets, Less Liabilities	(0.0)‡

100.0%

‡ Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 64 for specific holding within these categories.

Top Ten holdings as of October 31, 2011 (excluding short-term investment)

1.	Sanofi S.A.
2.	Vodafone Group PLC, Sponsored ADR
3.	Novartis A.G.
4.	Bridgestone Corp.
5.	Nippon Telegraph & Telephone Corp.
6.	Danone S.A.
7.	Akzo Nobel N.V.
8.	ENI S.p.A.
9.	Pernod Ricard S.A.
10.	Standard Chartered PLC

mainstayinvestments.com    61

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay ICAP International Fund returned –4.44% for Investor Class shares, –4.31% for Class A shares and –5.16% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned –3.95%, Class R1 shares returned –4.09%, Class R2 shares returned –4.37% and Class R3 shares returned –4.65%. All share classes outperformed the –5.53% return of the aver-age Lipper1 international large-cap core fund for the 12 months ended October 31, 2011. Class I shares outperformed—and Investor Class, Class A, Class C, Class R1, Class R2 and Class R3 shares underperformed—the –4.08% return of the MSCI EAFE® Index2 for the same period. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 58 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, a number of factors affected the Fund’s performance relative to the MSCI EAFE® Index. Strong stock selection in the consumer discretionary and information technology sectors added to relative performance, as did an overweight position in the health care sector. Weak stock selec- tion in the financials and industrials sectors detracted from the Fund’s performance relative to the benchmark, as did an underweight position in the consumer staples sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, telecommunication services and information technology. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the consumer discretionary and information technology sectors. Both stock selection and an overweight position in the telecommunication services sector added to the Fund’s relative performance.

The sectors that were particularly weak relative to the MSCI EAFE® Index were financials, industrials and consumer staples. Stock selection was the primary driver in financials and industrials. An underweight position in the consumer staples sector detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Japanese tire manufacturer Bridgestone, Japanese telecommunication services provider NTT and Dutch financial services firm ING. Bridgestone, the world’s largest tire maker, had strong performance as the company was able to pass higher prices through to its customers to offset rising input costs. NTT advanced as investors reacted favorably to improving profitability in its broadband business. ING’s stock rose as the company’s restructuring plans began to improve the core operations of its banking business. Bridgestone and NTT remained in the Fund at the end of the reporting period, while ING was sold when the company’s shares achieved our target price.

Detractors from the Fund’s absolute performance included Italian bank Intesa Sanpaolo, German pharmaceutical and chemical company Bayer and Swiss bank UBS. Intesa Sanpaolo lagged on continuing concerns about the European sovereign debt crisis. Bayer was weak as concerns about the outlook for its chemical business and drug pipeline weighed on the stock. UBS underperformed when a loss from unauthorized trading undermined confidence in the firm’s risk controls. Each of these stocks generated negative returns during the reporting period. We sold the Fund’s positions in Intesa Sanpaolo and UBS during the reporting period. Bayer remained in the Fund at the end of the reporting period, as we continued to believe that the company was attractively valued and had catalysts for potential price appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added Dutch paint and coat- ings manufacturer AkzoNobel to the Fund. We believe that this company can improve its margins through price increases that will offset the rise in raw material costs. We also added French food and beverage company Danone. The company has a strong position in dairy products and infant nutrition, which are categories we find attractive. We felt that this positioning and the company’s exposure to emerging markets could lead to above-average organic revenue growth.

In addition to the sales already mentioned, we sold the Fund’s position in Canadian gold miner Barrick Gold when we found other stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis. We also sold

1. See footnote on page 59 for more information about Lipper Inc.
2. See footnote on page 59 for more information on the MSCI EAFE® Index.

62    MainStay ICAP International Fund

the Fund’s position in Hong Kong conglomerate Hutchison Whampoa when the company’s stock neared our target price.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the MSCI EAFE® Index in telecommuni- cation services and consumer staples. In telecommunication services, the Fund went from a slightly overweight position at the beginning of the reporting period to a significantly overweight position at the end. In consumer staples, the Fund went from a substantially underweight position to a position that was less underweight.

Over the same period, the Fund decreased its weightings rela- tive to the MSCI EAFE® Index in the industrials sector, going from a substantially overweight position at the beginning of the reporting period to a slightly underweight position at the end. The Fund also decreased its relative weighting in financials, becoming even more underweight relative to the MSCI EAFE® Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the telecommunication services and health care sectors and most significantly underweight relative to the Index in financials and consumer staples. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    63

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 98.5%†

Consumer Discretionary 10.4%
X Bridgestone Corp.	1,742,300	$40,759,355
Genting Berhad	3,049,550	10,627,601
Genting Singapore PLC (a)	8,041,100	10,980,094
Nissan Motor Co., Ltd.	2,768,350	25,504,435
Sands China, Ltd. (a)	2,563,600	7,542,813

		95,414,298

Consumer Staples 8.0%
X Danone S.A.	547,350	37,835,884
X Pernod Ricard S.A.	381,150	35,517,828

		73,353,712

Energy 10.3%
X ENI S.p.A.	1,640,100	36,116,021
Petroleo Brasileiro S.A., ADR (b)	1,081,850	29,220,768
Repsol YPF, S.A.	380,250	11,455,365
Total S.A.	338,700	17,711,803

		94,503,957

Financials 15.7%
Banco Bilbao Vizcaya Argentaria S.A.	2,482,900	22,336,542
China Construction Bank Corp. Class H	18,522,077	13,463,362
Deutsche Boerse A.G. (a)	225,000	12,414,384
DnB NOR ASA	2,388,500	27,621,966
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	124,550	16,696,505
X Standard Chartered PLC	1,309,481	30,505,966
Tokio Marine Holdings, Inc.	897,800	21,368,570

		144,407,295

Health Care 11.9%
Bayer A.G.	105,750	6,744,721
GlaxoSmithKline PLC	320,450	7,182,737
X Novartis A.G.	799,350	45,157,368
X Sanofi S.A.	696,300	49,843,447

		108,928,273

Industrials 11.4%
ABB, Ltd. (a)	1,551,900	29,257,601
China Communications Construction Co., Ltd. Class H	10,181,350	7,584,696
KOMATSU, Ltd.	559,050	13,764,887
Mitsubishi Corp.	1,011,800	20,827,202
Siemens A.G.	205,600	21,548,792
TNT Express N.V.	1,428,743	12,068,345

		105,051,523

Information Technology 5.7%
Samsung Electronics Co., Ltd., GDR (c)	70,997	30,426,709
SAP A.G.	359,750	21,678,414

		52,105,123

Materials 8.4%
X Akzo Nobel N.V.	705,150	37,080,308
Holcim, Ltd. (a)	377,150	23,900,699
JFE Holdings, Inc.	570,550	10,751,064
Rio Tinto PLC	103,300	5,585,786

		77,317,857

Telecommunication Services 15.3%
BCE, Inc.	619,850	24,552,258
Koninklijke KPN N.V.	2,313,400	30,226,778
X Nippon Telegraph & Telephone Corp.	780,750	39,914,209
X Vodafone Group PLC, Sponsored ADR (b)	1,636,500	45,560,160

		140,253,405

Utilities 1.4%
Energias de Portugal S.A.	2,310,100	7,265,336
GDF Suez S.A.	209,000	5,885,326

		13,150,662

Total Common Stocks (Cost $885,619,279)		904,486,105

	Principal
	Amount
Short-Term Investment 1.5%

Repurchase Agreement 1.5%
State Street Bank and Trust Co. 0.90%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $14,385,158 (Collateralized by a Federal Home Loan Bank Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $14,645,000 and a Market Value of $14,674,510)	$14,385,154	14,385,154

Total Short-Term Investment (Cost $14,385,154)		14,385,154

Total Investments (Cost $900,004,433)(d)	100.0%	918,871,259
Other Assets, Less Liabilities	(0.0)‡	(309,239)

Net Assets	100.0%	$918,562,020

†	Percentages indicated are based on Fund net assets.

◆	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

64 MainStay ICAP International Fund	and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	GDR—Global Depositary Receipt.
(d)	At October 31, 2011, cost is $909,853,251 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$56,347,023
Gross unrealized depreciation	(47,329,015)

Net unrealized appreciation	$9,018,008

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$99,333,186	$805,152,919	$—	$904,486,105
Short-Term Investment
Repurchase Agreement	—	14,385,154	—	14,385,154

Total Investments in Securities	$99,333,186	$819,538,073	$—	$918,871,259

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 assets represent the following international equities: Bridgestone Corp., Genting Berhad, Genting Singapore PLC, Nissan Motor Co., Ltd., Sands China, Ltd., Danone S.A., Pernod Ricard S.A., ENI S.p.A., Repsol YPF, S.A., Total S.A., Banco Bilbao Vizcaya Argentaria S.A., China Construction Bank Corp. Class H, Deutsche Boerse A.G., DnB NOR ASA, Muenchener Rueckversicherungs-Gesellschaft A.G. Registered, Standard Chartered PLC, Tokio Marine Holdings, Inc., Bayer A.G., GlaxoSmithKline PLC, Novartis A.G., Sanofi S.A., ABB, Ltd., China Communications Construction Co., Ltd. Class H, KOMATSU, Ltd., Mitsubishi Corp., Siemens A.G., TNT Express N.V., Samsung Electronics Co., Ltd., SAP A.G., Akzo Nobel N.V., Holcim, Ltd., JFE Holdings, Inc., Rio Tinto PLC, Koninklijke KPN N.V., Nippon Telegraph & Telephone Corp., Energias de Portugal S.A., and GDF Suez S.A.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $447,660,392 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 65

Portfolio of Investments October 31, 2011 (continued)

The table below sets forth the diversification of the MainStay ICAP International Fund investments by country.

Country Composition (Unaudited)

	Value	Percent †
Brazil	$29,220,768	3.2%
Canada	24,552,258	2.7
Cayman Islands	7,542,813	0.8
China	21,048,058	2.3
France	146,794,288	16.0
Germany	79,082,816	8.6
Italy	36,116,021	3.9
Japan	172,889,722	18.8
Malaysia	10,627,601	1.1
Netherlands	79,375,431	8.6
Norway	27,621,966	3.0
Portugal	7,265,336	0.8
Republic of Korea	30,426,709	3.3
Spain	33,791,907	3.7
Switzerland	98,315,668	10.7
United Kingdom	99,814,743	10.9
United States	14,385,154	1.6

	918,871,259	100.0
Other Assets, Less Liabilities	(309,239)	(0.0)‡

Net Assets	$918,562,020	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

66 MainStay ICAP International Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $900,004,433)	$918,871,259
Cash denominated in foreign currencies (identified cost $25,849)	26,347
Receivables:
Investment securities sold	27,874,070
Dividends and interest	2,797,894
Fund shares sold	2,001,615
Other assets	50,420

Total assets	951,621,605

Liabilities
Payables:
Investment securities purchased	30,020,819
Fund shares redeemed	2,013,128
Manager (See Note 3)	562,082
Transfer agent (See Note 3)	289,717
NYLIFE Distributors (See Note 3)	60,015
Shareholder communication	50,666
Professional fees	43,563
Custodian	14,624
Trustees	3,546
Accrued expenses	1,425

Total liabilities	33,059,585

Net assets	$918,562,020

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,365
Additional paid-in capital	1,121,357,447

1,121,390,812
Undistributed net investment income	1,679,831
Accumulated net realized gain (loss) on investments and foreign currency transactions	(223,244,056)
Net unrealized appreciation (depreciation) on investments	18,866,826
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(131,393)

Net assets	$918,562,020

Investor Class
Net assets applicable to outstanding shares	$9,863,933

Shares of beneficial interest outstanding	359,181

Net asset value per share outstanding	$27.46
Maximum sales charge (5.50% of offering price)	1.60

Maximum offering price per share outstanding	$29.06

Class A
Net assets applicable to outstanding shares	$159,274,591

Shares of beneficial interest outstanding	5,797,021

Net asset value per share outstanding	$27.48
Maximum sales charge (5.50% of offering price)	1.60

Maximum offering price per share outstanding	$29.08

Class C
Net assets applicable to outstanding shares	$15,931,038

Shares of beneficial interest outstanding	587,742

Net asset value and offering price per share outstanding	$27.11

Class I
Net assets applicable to outstanding shares	$685,354,929

Shares of beneficial interest outstanding	24,865,904

Net asset value and offering price per share outstanding	$27.56

Class R1
Net assets applicable to outstanding shares	$480,001

Shares of beneficial interest outstanding	17,442

Net asset value and offering price per share outstanding	$27.52

Class R2
Net assets applicable to outstanding shares	$37,080,882

Shares of beneficial interest outstanding	1,350,807

Net asset value and offering price per share outstanding	$27.45

Class R3
Net assets applicable to outstanding shares	$10,576,646

Shares of beneficial interest outstanding	387,234

Net asset value and offering price per share outstanding	$27.31

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 67

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$29,235,544
Interest	3,410

Total income	29,238,954

Expenses
Manager (See Note 3)	7,659,248
Transfer agent (See Note 3)	1,685,900
Distribution/Service—Investor Class (See Note 3)	25,728
Distribution/Service—Class A (See Note 3)	498,796
Distribution/Service—Class C (See Note 3)	171,696
Distribution/Service—Class R2 (See Note 3)	99,181
Distribution/Service—Class R3 (See Note 3)	55,164
Custodian	206,613
Shareholder communication	162,354
Professional fees	139,710
Registration	113,905
Shareholder service (See Note 3)	51,306
Trustees	26,485
Miscellaneous	47,111

Total expenses before waiver/reimbursement	10,943,197
Expense waiver/reimbursement from Manager (See Note 3)	(646,969)

Net expenses	10,296,228

Net investment income (loss)	18,942,726

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	18,127,786
Foreign currency transactions	(783,741)

Net realized gain (loss) on investments and foreign currency transactions	17,344,045

Net change in unrealized appreciation (depreciation) on:
Investments	(79,352,950)
Translation of other assets and liabilities in foreign currencies	(215,480)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(79,568,430)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(62,224,385)

Net increase (decrease) in net assets resulting from operations	$(43,281,659)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,127,940.

The notes to the financial statements are an integral part of,

68 MainStay ICAP International Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,942,726	$11,878,834
Net realized gain (loss) on investments and foreign currency transactions	17,344,045	15,525,711
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(79,568,430)	46,277,308

Net increase (decrease) in net assets resulting from operations	(43,281,659)	73,681,853

Dividends to shareholders:
From net investment income:
Investor Class	(151,681)	(101,486)
Class A	(3,511,697)	(2,132,770)
Class C	(194,280)	(99,591)
Class I	(13,743,292)	(7,860,592)
Class R1	(10,940)	(11,721)
Class R2	(631,279)	(372,208)
Class R3	(149,577)	(85,219)

Total dividends to shareholders	(18,392,746)	(10,663,587)

Capital share transactions:
Net proceeds from sale of shares	391,175,305	296,689,793
Net asset value of shares issued to shareholders in reinvestment of dividends	17,009,028	9,730,325
Cost of shares redeemed	(285,324,332)	(202,136,391	)(a)

Increase (decrease) in net assets derived from capital share transactions	122,860,001	104,283,727

Net increase (decrease) in net assets	61,185,596	167,301,993

Net Assets
Beginning of year	857,376,424	690,074,431

End of year	$918,562,020	$857,376,424

Undistributed net investment income at end of year	$1,679,831	$1,913,592

(a)	Cost of shares redeemed net of redemption fees of $15,391 for the year ended October 31, 2010. (See Note 2(L))

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 69

Financial Highlights selected per share data and ratios

	Investor Class
						April 29,
						2008**
						through
	Year ended October 31,					October 31,
	2011	2010		2009		2008
Net asset value at beginning of period	$29.15	$27.05		$22.19		$36.83

Net investment income (loss)	0.47	0.29	(a)	0.49	(a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	(1.69)	2.09		5.13		(14.56)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.00	‡	(0.01)		(0.01)

Total from investment operations	(1.25)	2.38		5.61		(14.10)

Less dividends:
From net investment income	(0.44)	(0.28)		(0.75)		(0.54)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$27.46	$29.15		$27.05		$22.19

Total investment return (c)	(4.44%)	9.02%		25.99%		(38.80	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.07%		2.14%		2.96	% ††
Net expenses	1.44%	1.55%		1.38%		1.24	% ††
Expenses (before waiver/reimbursement)	1.44%	1.55%		1.62%		1.49	% ††
Portfolio turnover rate	62%	80%		96%		79%
Net assets at end of period (in 000’s)	$9,864	$10,343		$10,373		$8,674

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

70 MainStay ICAP International Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
						January 1,				September 1,
						2008***				2006**
						through		Year ended		through
	Year ended October 31,					October 31,		December 31,		December 31,
	2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.18	$27.05		$22.19		$38.22		$39.09		$37.00

Net investment income (loss)	0.50	0.37	(a)	0.50	(a)	0.77	(a)	0.57	(a)	0.00	‡(a)
Net realized and unrealized gain (loss) on investments	(1.67)	2.07		5.19		(16.22)		3.67		3.58
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	(1.20)	2.44		5.68		(15.46)		4.24		3.58

Less dividends and distributions:
From net investment income	(0.50)	(0.31)		(0.82)		(0.57)		(0.69)		(0.79)
From net realized gain on investments	—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.50)	(0.31)		(0.82)		(0.57)		(5.11)		(1.49)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$27.48	$29.18		$27.05		$22.19		$38.22		$39.09

Total investment return (c)	(4.31%)	9.30%		26.36%		(40.97	%)(d)	11.20%		9.74	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.36%		2.13%		2.78	% ††	1.36%		0.04	%††
Net expenses	1.29%	1.30%		1.14%		1.10	% ††	1.15%		1.15	%††
Expenses (before waiver/reimbursement)	1.29%	1.36%		1.37%		1.31	% ††	1.33%		1.47	%††(e)
Portfolio turnover rate	62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$159,275	$193,508		$138,355		$73,122		$121,098		$20,516

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 71

Financial Highlights selected per share data and ratios

	Class C
						January 1,				September 1,
						2008***				2006**
						through		Year ended		through
	Year ended October 31,					October 31,		December 31,		December 31,
	2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$28.87	$26.87		$22.02		$38.04		$39.03		$37.00

Net investment income (loss)	0.27	0.08	(a)	0.29	(a)	0.54	(a)	0.25	(a)	(0.09	) (a)
Net realized and unrealized gain (loss) on investments	(1.69)	2.09		5.13		(16.12)		3.66		3.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	(1.45)	2.17		5.41		(15.59)		3.91		3.47

Less dividends and distributions:
From net investment income	(0.31)	(0.17)		(0.56)		(0.43)		(0.48)		(0.74)
From net realized gain on investments	—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.31)	(0.17)		(0.56)		(0.43)		(4.90)		(1.44)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$27.11	$28.87		$26.87		$22.02		$38.04		$39.03

Total investment return (c)	(5.16%)	8.20%		25.06%		(41.39	%)(d)	10.35%		9.44	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	0.31%		1.30%		1.98	% ††	0.60%		(0.69	%)††
Net expenses	2.19%	2.29%		2.13%		1.96	% ††	1.90%		1.90	% ††
Expenses (before waiver/reimbursement)	2.19%	2.29%		2.37%		2.17	% ††	2.08%		2.22	% ††(e)
Portfolio turnover rate	62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$15,931	$15,538		$19,244		$19,586		$32,652		$7,266

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of,

72 MainStay ICAP International Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						January 1,
						2008***
						through		Year ended
	Year ended October 31,					October 31,		December 31,
	2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.26	$27.12		$22.25		$38.26		$39.10		$32.89

Net investment income (loss)	0.60	0.46	(a)	0.60	(a)	0.87	(a)	0.78	(a)	0.77	(a)
Net realized and unrealized gain (loss) on investments	(1.67)	2.08		5.15		(16.26)		3.59		7.16
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	(1.10)	2.54		5.74		(15.40)		4.37		7.93

Less dividends and distributions:
From net investment income	(0.60)	(0.40)		(0.87)		(0.61)		(0.79)		(1.03)
From net realized gain on investments	—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.60)	(0.40)		(0.87)		(0.61)		(5.21)		(1.73)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.01	(a)

Net asset value at end of period	$27.56	$29.26		$27.12		$22.25		$38.26		$39.10

Total investment return (c)	(3.95%)	9.62%		26.71%		(40.81	%)(d)	11.52%		24.30	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%	1.70%		2.59%		3.12	% ††	1.86%		2.09%
Net expenses	0.95%	0.95%		0.85%		0.80	% ††	0.80%		0.80%
Expenses (before reimbursement/waiver)	1.04%	1.11%		1.13%		1.01	% ††	0.98%		1.01	%(e)
Portfolio turnover rate	62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$685,355	$587,673		$487,411		$389,517		$753,984		$568,662

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 73

Financial Highlights selected per share data and ratios

	Class R1
						January 1,				September 1,
						2008***				2006**
						through		Year ended		through
	Year ended October 31,					October 31,		December 31,		December 31,
	2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.22	$27.07		$22.22		$38.23		$39.08		$37.00

Net investment income (loss)	0.54	0.40	(a)	0.59	(a)	0.82	(a)	0.47	(a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	(1.64)	2.10		5.12		(16.22)		3.86		3.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	(1.13)	2.50		5.70		(15.41)		4.33		3.59

Less dividends and distributions:
From net investment income	(0.57)	(0.35)		(0.85)		(0.60)		(0.76)		(0.81)
From net realized gain on investments	—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.57)	(0.35)		(0.85)		(0.60)		(5.18)		(1.51)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$27.52	$29.22		$27.07		$22.22		$38.23		$39.08

Total investment return (c)	(4.09%)	9.48%		26.56%		(40.89	%)(d)	11.41%		9.78	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.47%		2.54%		2.95	% ††	1.12%		1.04	%††
Net expenses	1.05%	1.10%		0.99%		0.90	% ††	0.90%		0.90	%††
Expenses (before waiver/reimbursement)	1.14%	1.21%		1.22%		1.11	% ††	1.08%		1.22	%††(e)
Portfolio turnover rate	62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$480	$949		$675		$170		$418		$27

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of,

74 MainStay ICAP International Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
						January 1,				September 1,
						2008***				2006**
						through		Year ended		through
	Year ended October 31,					October 31,		December 31,		December 31,
	2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.14	$27.05		$22.18		$38.20		$39.08		$37.00

Net investment income (loss)	0.47	0.32	(a)	0.44	(a)	0.74	(a)	0.35	(a)	(0.03	) (a)
Net realized and unrealized gain (loss) on investments	(1.67)	2.07		5.23		(16.20)		3.88		3.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	(1.23)	2.39		5.66		(15.47)		4.23		3.58

Less dividends and distributions:
From net investment income	(0.46)	(0.30)		(0.79)		(0.55)		(0.69)		(0.80)
From net realized gain on investments	—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.46)	(0.30)		(0.79)		(0.55)		(5.11)		(1.50)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$27.45	$29.14		$27.05		$22.18		$38.20		$39.08

Total investment return (c)	(4.37%)	9.06%		26.27%		(41.00	%)(d)	11.16%		9.72	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.17%		1.84%		2.72	% ††	0.83%		(0.20	%)††
Net expenses	1.40%	1.46%		1.27%		1.15	% ††	1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.40%	1.46%		1.47%		1.36	% ††	1.33%		1.47	% ††(e)
Portfolio turnover rate	62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$37,081	$39,156		$27,480		$9,445		$12,816		$2,533

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 75

Financial Highlights selected per share data and ratios

	Class R3
						January 1,				September 1,
						2008***				2006**
						through		Year ended		through
	Year ended October 31,					October 31,		December 31,		December 31,
	2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.01	$26.95		$22.13		$38.13		$39.06		$37.00

Net investment income (loss)	0.40	0.25	(a)	0.39	(a)	0.75	(a)	0.21	(a)	0.07	(a)
Net realized and unrealized gain (loss) on investments	(1.68)	2.08		5.19		(16.24)		3.89		3.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	(1.31)	2.33		5.57		(15.50)		4.10		3.52

Less dividends and distributions:
From net investment income	(0.39)	(0.27)		(0.75)		(0.50)		(0.61)		(0.76)
From net realized gain on investments	—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.39)	(0.27)		(0.75)		(0.50)		(5.03)		(1.46)

Redemption fee (b)	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	—

Net asset value at end of period	$27.31	$29.01		$26.95		$22.13		$38.13		$39.06

Total investment return (c)	(4.65%)	8.85%		25.87%		(41.11	%)(d)	10.82%		9.60	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	0.91%		1.60%		2.77	% ††	0.49%		0.55	%††
Net expenses	1.65%	1.71%		1.54%		1.40	% ††	1.40%		1.40	%††
Expenses (before waiver/reimbursement)	1.65%	1.71%		1.72%		1.62	% ††	1.58%		1.72	%††(e)
Portfolio turnover rate	62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$10,577	$10,208		$6,536		$1,112		$289		$27

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of,

76 MainStay ICAP International Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund and (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (each a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All Information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement
of Operations	Funds

April 30, 2008	MainStay ICAP Global Fund

December 31,1997	MainStay ICAP Select Equity Fund
MainStay ICAP International Fund

December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31,1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers eight classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes other than Investor Class, Class B and Class I shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31,1997 (under a former designation) and Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the day of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that the classes are subject to different distribution and/or service fee rates. Investor Class, Class B, Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the 1940 Act. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The ICAP Funds’ investment objectives are as follows:

The MainStay ICAP Equity Fund seeks a superior total return with only a moderate degree of risk.

The MainStay ICAP Select Equity Fund seeks a superior total return.

The MainStay ICAP Global Fund seeks a superior total return.

The MainStay ICAP international Fund seeks a superior total return with income as a secondary objective.

Note 2–Significant Accounting Policies

The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

“Fair value” is defined as the price that an ICAP Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own

mainstayinvestments.com    77

Notes to Financial Statements (continued)

assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the ICAP Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the ICAP Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The ICAP Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The ICAP Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the ICAP Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for each ICAP Fund’s investments is included at the end of each ICAP Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the ICAP Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the ICAP Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the ICAP Funds principally trade, and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the ICAP Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the ICAP Funds’ policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the ICAP Funds were fair valued in such a manner.

(B) Income Taxes. Each of the ICAP Funds is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the ICAP Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

78    MainStay ICAP Funds

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. For the MainStay ICAP Global Fund and MainStay ICAP International Fund, income dividends are normally paid less frequently, typically on a semi-annual or annual basis. Effective January 1, 2012, MainStay ICAP Global Fund and MainStay ICAP International Fund will declare dividends annually. Distributions from net realized capital gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the ICAP Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual ICAP Funds in proportion to the net assets of the respective ICAP Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each ICAP Fund, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Reclassification. Certain prior year amounts have been reclassified to conform with the current year presentation.

(H) Repurchase Agreements. The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the ICAP Funds’ Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I) Foreign Currency Transactions. The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 5)

(J) Securities Lending. In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations

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Notes to Financial Statements (continued)

set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the Lending Agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds had no portfolio securities on loan as of October 31, 2011.

(K) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds generally enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The ICAP Funds are exposed to risk until each sale is completed. At October 31, 2011 the ICAP Funds did not hold any rights or warrants.

(L) Redemption Fee. Prior to April 1, 2010, the MainStay ICAP Global Fund and MainStay ICAP International Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of ICAP Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the ICAP Fund. The redemption fees are included in the Statement of Changes in Net Assets and were retained by the ICAP Funds for the fiscal year ended October 31, 2010.

(M) Concentration of Risk. The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(N) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the ICAP Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the ICAP Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MainStay ICAP Global Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net change in unrealized appreciation (depreciation) on investments	$(10,597)	$(10,597)

Total Change in Unrealized Appreciation (Depreciation)		$(10,597)	$(10,597)

80    MainStay ICAP Funds

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	91,510	91,510

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

MainStay ICAP International Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net change in unrealized appreciation (depreciation) on security transactions	$(407,967)	$(407,967)

Total Change in Unrealized Appreciation (Depreciation)		$(407,967)	$(407,967)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	3,198,964	3,198,964

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the ICAP Funds which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

Each ICAP Fund, with the exception of the MainStay ICAP Select Equity Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of that ICAP Fund. The MainStay ICAP Select Equity Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the year ended October 31, 2011 were as follows:

Management
Funds	Fee Rate

MainStay ICAP Equity Fund	0.80%

MainStay ICAP Select Equity Fund	0.80

MainStay ICAP Global Fund	0.80

MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

Additionally, the Manager agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

Additionally, the Manager agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average

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Notes to Financial Statements (continued)

net assets: Investor Class, 1.47%; Class B, 2.22%; Class C, 2.22%; Class R1, 1.14%; Class R2, 1.39%; and Class R3, 1.64%. This voluntary waiver or reimbursement expired on November 12, 2010.

MainStay ICAP Global Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement expires February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

MainStay ICAP International Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.30% and Class I, 0.95%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

Additionally, the Manager agreed to voluntarily waive fees and/or reimburse expenses of Class R1 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the year ended October 31, 2011, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

		Fees
		reimbursed/
	Fees earned	waived

MainStay ICAP Equity Fund	$6,358,601	$200,356

MainStay ICAP Select Equity Fund	26,989,361	1,711,037

MainStay ICAP Global Fund	405,887	140,137

MainStay ICAP International Fund	7,659,248	646,969

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the ICAP Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each ICAP Fund for the year ended October 31, 2011, were as follows:

MainStay ICAP Equity Fund

Class R1	$3,624

Class R2	5,568

Class R3	2,525

MainStay ICAP Select Equity Fund

Class R1	$19,874

Class R2	22,657

Class R3	14,224

MainStay ICAP International Fund

Class R1	$601

Class R2	39,672

Class R3	11,033

82    MainStay ICAP Funds

(C) Sales Charges. The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2011 were as follows:

MainStay ICAP Equity Fund

Investor Class	$7,189

Class A	8,696

MainStay ICAP Select Equity Fund

Investor Class	$35,958

Class A	54,833

MainStay ICAP Global Fund

Investor Class	$1,262

Class A	1,161

MainStay ICAP International Fund

Investor Class	$6,775

Class A	9,448

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the year ended October 31, 2011 were as follows:

MainStay ICAP Equity Fund

Class A	$1

Class C	1,490

MainStay ICAP Select Equity Fund

Class A	$3,394

Class B	78,838

Class C	17,073

Class I	58

MainStay ICAP Global Fund

Class C	$174

MainStay ICAP International Fund

Class A	$364

Class C	861

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the year ended October 31, 2011, were as follows:

MainStay ICAP Equity Fund	Total

Investor Class	$44,069

Class A	23,869

Class C	28,715

Class I	565,292

Class R1	2,801

Class R2	4,316

Class R3	1,951

MainStay ICAP Select Equity Fund	Total

Investor Class	$637,431

Class A	689,990

Class B	271,335

Class C	354,476

Class I	2,988,235

Class R1	24,691

Class R2	28,123

Class R3	17,558

MainStay ICAP Global Fund	Total

Investor Class	$1,089

Class A	1,145

Class C	612

Class I	12,960

MainStay ICAP International Fund	Total

Investor Class	$32,129

Class A	340,294

Class C	53,599

Class I	1,171,638

Class R1	1,023

Class R2	68,229

Class R3	18,988

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

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Notes to Financial Statements (continued)

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the ICAP Funds with the following values and percentages of net assets as follows:

MainStay ICAP Equity Fund

Class A	$28,444	0.1%

Class C	25,929	0.3

Class I	57,742,940	8.0

Class R1	26,229	0.7

Class R2	25,877	0.4

Class R3	25,554	0.9

MainStay ICAP Select Equity Fund

Class A	$161,029	0.0	%‡

Class C	25,755	0.0	‡

Class I	2,569	0.0	‡

Class R1	29,265	0.1

Class R2	28,866	0.1

Class R3	26,047	0.2

‡	Less than one-tenth of a percent.

MainStay ICAP Global Fund

Class A	$42,003	0.9%

Class C	20,735	5.8

Class I	39,712,565	88.5

MainStay ICAP International Fund

Class A	$23,795	0.0	%‡

Class C	22,711	0.1

Class R1	24,018	5.0

Class R2	23,689	0.1

Class R3	23,364	0.2

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the ICAP Funds by the Office of the General Counsel of New York Life Investments was payable directly by the ICAP Funds through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay ICAP Equity Fund	$10,785

MainStay ICAP Select Equity Fund	45,108

MainStay ICAP Global Fund	678

MainStay ICAP International Fund	13,086

Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the ICAP Funds are no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

		Accumulated
		Capital	Other	Unrealized	Total
	Ordinary	and Other	Temporary	Appreciation	Accumulated
	Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

MainStay ICAP Equity Fund	$424,398	$(182,270,956)	$—	$81,464,092	$(100,382,466)

MainStay ICAP Select Equity Fund	2,308,905	(596,047,003)	—	276,316,200	(317,421,898)

MainStay ICAP Global Fund	152,704	(10,860,851)	—	1,758,873	(8,949,274)

MainStay ICAP International Fund	1,679,831	(213,972,241)	—	9,463,618	(202,828,792)

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, marking to market of foreign currency forward contracts and basis adjustments due to class action payments.

84    MainStay ICAP Funds

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

		Accumulated
	Undistributed	Net Realized	Additional
	Net Investment	Gain (Loss) on	Paid-in
	Income (Loss)	Investments	Capital

MainStay ICAP Equity Fund	$1,908	$(17,655,072)	$17,653,164

MainStay ICAP Select Equity Fund	—	—	—

MainStay ICAP Global Fund	(24,342)	24,342	—

MainStay ICAP International Fund	(783,741)	783,741	—

The reclassifications for the Funds are primarily due to foreign currency gain (loss), reversal of wash sale deferrals due to redemptions in-kind and gain (loss) from redemptions in-kind.

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Equity Fund

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $182,270,956 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$182,271

The MainStay ICAP Equity Fund utilized $45,480,595 of capital loss carryforwards during the year ended October 31, 2011.

MainStay ICAP Select Equity Fund

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $596,047,003 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$171,487
2017	424,560

Total	$596,047

The MainStay ICAP Select Equity Fund utilized $82,379,290 of capital loss carryforwards during the year ended October 31, 2011.

MainStay ICAP Global Fund

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $10,860,851 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$1,725
2017	9,136

Total	$10,861

The MainStay ICAP Global Fund utilized $898,867 of capital loss carryforwards during the year ended October 31, 2011.

MainStay ICAP International Fund

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $213,972,241 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

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Notes to Financial Statements (continued)

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$67,705
2017	146,267

Total	$213,972

The MainStay ICAP International Fund utilized $12,023,240 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011			2010
	Tax Based	Tax Based		Tax Based	Tax Based
	Distributions	Distributions		Distributions	Distributions
	from Ordinary	from Long-Term		from Ordinary	from Long-Term
	Income	Capital Gains	Total	Income	Capital Gains	Total

MainStay ICAP Equity Fund	$12,047,939	$—	$12,047,939	$10,987,035	$—	$10,987,035

MainStay ICAP Select Equity Fund	47,961,388	—	47,961,388	28,840,060	—	28,840,060

MainStay ICAP Global Fund	846,071	—	846,071	566,010	—	566,010

MainStay ICAP International Fund	18,392,746	—	18,392,746	10,663,587	—	10,663,587

Note 5–Foreign Currency Transactions

MainStay ICAP Global Fund

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost				Value

Japanese Yen	JPY	6	USD	0	(a	)	USD	0	(a	)

Malaysian Ringgit	MYR	4,015		1,283				1,308

Total			USD	1,283			USD	1,308

(a)	Less than one dollar.

MainStay ICAP International Fund

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Euro	EUR	185	USD	261	USD	255

Malaysian Ringgit	MYR	80,051		25,588		26,092

Total			USD	25,849	USD	26,347

Note 6–Custodian

State Street is the custodian of the cash and the securities of the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the market value of securities in the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

Note 7–Line of Credit

The ICAP Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the ICAP Funds on the amended credit agreement during the year ended October 31, 2011.

86    MainStay ICAP Funds

Note 8–Purchases and Sales of Securities (in 000’s)

For the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were as follows:

	MainStay ICAP		MainStay ICAP Select		MainStay ICAP
	Equity Fund		Equity Fund		Global Fund		MainStay ICAP International Fund
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government securities	$—	$—	$—	$—	$—	$—	$—	$—

All others	570,640	574,743	2,991,090	2,314,074	44,762	38,045	760,809	628,125

Total	$570,640	$574,743	$2,991,090	$2,314,074	$44,762	$38,045	$760,809	$628,125

Note 9–Capital Share Transactions

MainStay ICAP Equity Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	35,603	$1,302,972
Shares issued to shareholders in reinvestment of dividends	3,222	116,783
Shares redeemed	(56,487)	(2,032,673)

Net increase (decrease) in shares outstanding before conversion	(17,662)	(612,918)
Shares converted into Investor Class (See Note 1)	14,791	476,272
Shares converted from Investor Class (See Note 1)	(21,204)	(773,318)

Net increase (decrease)	(24,075)	$(909,964)

Year ended October 31, 2010:
Shares sold	40,932	$1,324,767
Shares issued to shareholders in reinvestment of dividends	2,914	92,763
Shares redeemed	(68,029)	(2,186,907)

Net increase (decrease) in shares outstanding before conversion	(24,183)	(769,377)
Shares converted into Investor Class (See Note 1)	5,832	191,907
Shares converted from Investor Class (See Note 1)	(9,251)	(301,591)

Net increase (decrease)	(27,602)	$(879,061)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	678,022	$25,350,681
Shares issued to shareholders in reinvestment of dividends	9,760	354,046
Shares redeemed	(598,102)	(20,281,825)

Net increase (decrease) in shares outstanding before conversion	89,680	5,422,902
Shares converted into Class A (See Note 1)	21,188	773,318
Shares converted from Class A (See Note 1)	(14,773)	(476,272)

Net increase (decrease)	96,095	$5,719,948

Year ended October 31, 2010:
Shares sold	202,284	$6,493,415
Shares issued to shareholders in reinvestment of dividends	8,502	271,045
Shares redeemed	(319,631)	(10,331,561)

Net increase (decrease) in shares outstanding before conversion	(108,845)	(3,567,101)
Shares converted into Class A (See Note 1)	9,239	301,591
Shares converted from Class A (See Note 1)	(5,823)	(191,907)
Shares converted from Class A (a)	(26,387)	(838,842)

Net increase (decrease)	(131,816)	$(4,296,259)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	70,362	$2,565,183
Shares issued to shareholders in reinvestment of dividends	476	17,673
Shares redeemed	(47,683)	(1,691,031)

Net increase (decrease)	23,155	$891,825

Year ended October 31, 2010:
Shares sold	77,565	$2,471,524
Shares issued to shareholders in reinvestment of dividends	501	15,874
Shares redeemed	(49,720)	(1,561,637)

Net increase (decrease)	28,346	$925,761

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	6,504,717	$232,210,749
Shares issued to shareholders in reinvestment of dividends	305,757	11,029,842
Shares redeemed (b)	(9,806,507)	(356,233,623)

Net increase (decrease)	(2,996,033)	$(112,993,032)

Year ended October 31, 2010:
Shares sold	7,946,252	$255,825,760
Shares issued to shareholders in reinvestment of dividends	321,960	10,272,232
Shares redeemed (c)	(8,217,257)	(263,125,377)

Net increase (decrease) in shares outstanding before conversion	50,955	2,972,615
Shares converted into Class I (a)	26,346	838,842

Net increase (decrease)	77,301	$3,811,457

mainstayinvestments.com    87

Notes to Financial Statements (continued)

Class R1	Shares	Amount

Year ended October 31, 2011:
Shares sold	28,224	$988,528
Shares issued to shareholders in reinvestment of dividends	1,440	52,014
Shares redeemed	(18,396)	(659,969)

Net increase (decrease)	11,268	$380,573

Year ended October 31, 2010:
Shares sold	41,374	$1,364,089
Shares issued to shareholders in reinvestment of dividends	959	30,631
Shares redeemed	(19,252)	(620,028)

Net increase (decrease)	23,081	$774,692

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	88,622	$3,266,573
Shares issued to shareholders in reinvestment of dividends	1,691	61,009
Shares redeemed	(43,936)	(1,592,603)

Net increase (decrease)	46,377	$1,734,979

Year ended October 31, 2010:
Shares sold	72,214	$2,338,013
Shares issued to shareholders in reinvestment of dividends	1,038	33,083
Shares redeemed	(14,418)	(466,782)

Net increase (decrease)	58,834	$1,904,314

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	42,475	$1,506,784
Shares issued to shareholders in reinvestment of dividends	646	23,374
Shares redeemed	(28,143)	(1,030,812)

Net increase (decrease)	14,978	$499,346

Year ended October 31, 2010:
Shares sold	61,513	$2,028,531
Shares issued to shareholders in reinvestment of dividends	325	10,232
Shares redeemed	(7,268)	(235,599)

Net increase (decrease)	54,570	$1,803,164

(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

(b)	Includes the redemption of 2,680,166 shares through an in-kind transfer of securities in the amount of $97,079,910. (See Note 11)

(c)	Includes the redemption of 1,700,831 shares through an in-kind transfer of securities in the amount of $55,704,242. (See Note 11)

MainStay ICAP Select Equity Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	228,584	$8,040,071
Shares issued to shareholders in reinvestment of dividends	53,549	1,879,423
Shares redeemed	(692,316)	(24,186,923)

Net increase (decrease) in shares outstanding before conversion	(410,183)	(14,267,429)
Shares converted into Investor Class (See Note 1)	592,540	19,579,635
Shares converted from Investor Class (See Note 1)	(384,889)	(13,643,517)

Net increase (decrease)	(202,532)	$(8,331,311)

Year ended October 31, 2010:
Shares sold	303,104	$9,469,237
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	4,410,690	132,367,008
Shares issued in connection with the acquisition of MainStay Mid Cap
Value Fund (See Note 10)	1,165,123	35,331,544
Shares issued to shareholders in reinvestment of dividends	32,389	967,222
Shares redeemed	(759,866)	(23,653,109)

Net increase (decrease) in shares outstanding before conversion	5,151,440	154,481,902
Shares converted into Investor Class (See Note 1)	449,260	13,947,056
Shares converted from Investor Class (See Note 1)	(321,415)	(10,049,320)

Net increase (decrease)	5,279,285	$158,379,638

88    MainStay ICAP Funds

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	6,008,651	$209,346,869
Shares issued to shareholders in reinvestment of dividends	172,593	6,041,862
Shares redeemed	(4,702,851)	(162,416,910)

Net increase (decrease) in shares outstanding before conversion	1,478,393	52,971,821
Shares converted into Class A (See Note 1)	560,430	19,764,517
Shares converted from Class A (See Note 1)	(274,612)	(8,546,934)

Net increase (decrease)	1,764,211	$64,189,404

Year ended October 31, 2010:
Shares sold	4,333,980	$134,553,598
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	4,823,914	144,765,185
Shares issued in connection with the acquisition of MainStay Mid Cap
Value Fund (See Note 10)	1,763,625	53,479,447
Shares issued to shareholders in reinvestment of dividends	111,180	3,367,130
Shares redeemed	(3,106,110)	(96,458,131)

Net increase (decrease) in shares outstanding before conversion	7,926,589	239,707,229
Shares converted into Class A (See Note 1)	627,535	19,594,504
Shares converted from Class A (See Note 1)	(50,013)	(1,608,020)
Shares converted from Class A (a)	(692,144)	(21,241,909)

Net increase (decrease)	7,811,967	$236,451,804

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	195,986	$6,830,401
Shares issued to shareholders in reinvestment of dividends	7,796	279,818
Shares redeemed	(373,987)	(12,970,899)

Net increase (decrease) in shares outstanding before conversion	(170,205)	(5,860,680)
Shares converted from Class B (See Note 1)	(497,296)	(17,153,701)

Net increase (decrease)	(667,501)	$(23,014,381)

Period ended October 31, 2010 (b):
Shares sold	230,022	$7,120,086
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	1,913,939	57,278,639
Shares issued in connection with the acquisition of MainStay Mid Cap
Value Fund (See Note 10)	1,701,453	51,439,350
Shares issued to shareholders in reinvestment of dividends	6,361	185,155
Shares redeemed	(524,373)	(16,167,716)

Net increase (decrease) in shares outstanding before conversion	3,327,402	99,855,514
Shares converted from Class B (See Note 1)	(709,725)	(21,884,220)

Net increase (decrease)	2,617,677	$77,971,294

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	716,310	$25,204,667
Shares issued to shareholders in reinvestment of dividends	6,589	236,471
Shares redeemed	(730,687)	(25,160,254)

Net increase (decrease)	(7,788)	$280,884

Year ended October 31, 2010:
Shares sold	991,125	$30,746,805
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	181,117	5,420,299
Shares issued in connection with the acquisition of MainStay Mid Cap
Value Fund (See Note 10)	382,905	11,576,242
Shares issued to shareholders in reinvestment of dividends	3,696	107,602
Shares redeemed	(613,585)	(18,956,078)

Net increase (decrease)	945,258	$28,894,870

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	37,283,106	$1,258,879,547
Shares issued to shareholders in reinvestment of dividends	940,522	32,751,160
Shares redeemed	(19,137,742)	(666,912,192)

Net increase (decrease)	19,085,886	$624,718,515

Year ended October 31, 2010:
Shares sold	22,005,072	$690,897,460
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	472,783	14,204,015
Shares issued in connection with the acquisition of MainStay Mid Cap
Value Fund (See Note 10)	9,175	278,552
Shares issued to shareholders in reinvestment of dividends	676,694	20,607,983
Shares redeemed	(12,807,985)	(396,788,295)

Net increase (decrease) in shares outstanding before conversion	10,355,739	329,199,715
Shares converted into Class I (a)	690,793	21,241,909

Net increase (decrease)	11,046,532	$350,441,624

Class R1	Shares	Amount

Year ended October 31, 2011:
Shares sold	237,874	$8,440,959
Shares issued to shareholders in reinvestment of dividends	7,642	267,589
Shares redeemed	(113,847)	(3,985,549)

Net increase (decrease)	131,669	$4,722,999

mainstayinvestments.com    89

Notes to Financial Statements (continued)

Class R1	Shares	Amount

Year ended October 31, 2010:
Shares sold	92,759	$2,923,523
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	36	1,080
Shares issued in connection with the acquisition of MainStay Mid Cap
Value Fund (See Note 10)	577	17,519
Shares issued to shareholders in reinvestment of dividends	5,288	160,826
Shares redeemed	(102,375)	(3,211,431)

Net increase (decrease)	(3,715)	$(108,483)

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	253,908	$9,066,519
Shares issued to shareholders in reinvestment of dividends	7,138	250,291
Shares redeemed	(353,955)	(12,246,558)

Net increase (decrease)	(92,909)	$(2,929,748)

Year ended October 31, 2010:
Shares sold	493,708	$15,113,228
Shares issued in connection with the acquisition of MainStay Value Fund
(Note 10)	1,563	46,926
Shares issued in connection with the acquisition of MainStay Mid Cap
Value Fund (See Note 10)	4,702	142,610
Shares issued to shareholders in reinvestment of dividends	5,799	174,935
Shares redeemed	(143,346)	(4,457,333)

Net increase (decrease)	362,426	$11,020,366

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	159,364	$5,649,570
Shares issued to shareholders in reinvestment of dividends	3,466	122,022
Shares redeemed	(127,780)	(4,488,623)

Net increase (decrease)	35,050	$1,282,969

Year ended October 31, 2010:
Shares sold	240,452	$7,248,813
Shares issued to shareholders in reinvestment of dividends	1,272	38,382
Shares redeemed	(37,572)	(1,172,622)

Net increase (decrease)	204,152	$6,114,573

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

(b)	Class B shares for MainStay ICAP Select Equity Fund were first offered on November 11, 2009.

MainStay ICAP Global Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	28,167	$251,717
Shares issued to shareholders in reinvestment of dividends	797	7,201
Shares redeemed	(11,842)	(103,251)

Net increase (decrease) in shares outstanding before conversion	17,122	155,667
Shares converted into Investor Class (See Note 1)	7,109	53,531

Net increase (decrease)	24,231	$209,198

Year ended October 31, 2010:
Shares sold	35,120	$279,326
Shares issued to shareholders in reinvestment of dividends	510	3,744
Shares redeemed	(14,751)	(113,234)

Net increase (decrease) in shares outstanding before conversion	20,879	169,836
Shares converted into Investor Class (See Note 1)	2,013	16,428
Shares converted from Investor Class (See Note 1)	(6,839)	(55,325)

Net increase (decrease)	16,053	$130,939

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	441,804	$4,071,438
Shares issued to shareholders in reinvestment of dividends	7,678	69,681
Shares redeemed	(170,222)	(1,481,488)

Net increase (decrease) in shares outstanding before conversion	279,260	2,659,631
Shares converted from Class A (See Note 1)	(7,100)	(53,531)

Net increase (decrease)	272,160	$2,606,100

90    MainStay ICAP Funds

Class A	Shares	Amount

Year ended October 31, 2010:
Shares sold	232,320	$1,869,828
Shares issued to shareholders in reinvestment of dividends	2,648	19,329
Shares redeemed	(62,505)	(488,488)

Net increase (decrease) in shares outstanding before conversion	172,463	1,400,669
Shares converted into Class A (See Note 1)	6,830	55,325
Shares converted from Class A (See Note 1)	(2,011)	(16,428)

Net increase (decrease)	177,282	$1,439,566

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	28,872	$253,815
Shares issued to shareholders in reinvestment of dividends	217	1,969
Shares redeemed	(5,959)	(49,063)

Net increase (decrease)	23,130	$206,721

Year ended October 31, 2010:
Shares sold	12,377	$100,369
Shares issued to shareholders in reinvestment of dividends	83	595
Shares redeemed	(10,763)	(83,336)

Net increase (decrease)	1,697	$17,628

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	349,239	$3,067,271
Shares issued to shareholders in reinvestment of dividends	84,532	763,081
Shares redeemed	(51,648)	(453,796)

Net increase (decrease)	382,123	$3,376,556

Year ended October 31, 2010:
Shares sold	136,247	$1,084,148
Shares issued to shareholders in reinvestment of dividends	3,424	25,322
Shares redeemed	(13,303)	(105,694)

Net increase (decrease)	126,368	$1,003,776

MainStay ICAP International Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	48,559	$1,458,743
Shares issued to shareholders in reinvestment of dividends	4,938	150,761
Shares redeemed	(64,512)	(1,895,804)

Net increase (decrease) in shares outstanding before conversion	(11,015)	(286,300)
Shares converted into Investor Class (See Note 1)	26,039	659,600
Shares converted from Investor Class (See Note 1)	(10,669)	(317,179)

Net increase (decrease)	4,355	$56,121

Year ended October 31, 2010:
Shares sold	48,109	$1,322,673
Shares issued to shareholders in reinvestment of dividends	4,222	100,539
Shares redeemed	(71,118)	(1,907,805)

Net increase (decrease) in shares outstanding before conversion	(18,787)	(484,593)
Shares converted into Investor Class (See Note 1)	4,893	137,141
Shares converted from Investor Class (See Note 1)	(14,742)	(411,624)

Net increase (decrease)	(28,636)	$(759,076)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,373,364	$70,071,230
Shares issued to shareholders in reinvestment of dividends	105,581	3,214,484
Shares redeemed	(3,298,474)	(93,512,634)

Net increase (decrease) in shares outstanding before conversion	(819,529)	(20,226,920)
Shares converted into Class A (See Note 1)	10,664	317,179
Shares converted from Class A (See Note 1)	(26,028)	(659,600)

Net increase (decrease)	(834,893)	$(20,569,341)

Year ended October 31,2010:
Shares sold	3,453,875	$93,612,111
Shares issued to shareholders in reinvestment of dividends	82,484	1,963,948
Shares redeemed	(1,877,367)	(50,279,433)

Net increase (decrease) in shares outstanding before conversion	1,658,992	45,296,626
Shares converted into Class A (See Note 1)	14,734	411,624
Shares converted from Class A (See Note 1)	(4,890)	(137,141)
Shares converted from Class A (a)	(151,149)	(3,999,406)

Net increase (decrease)	1,517,687	$41,571,703

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	244,527	$7,310,735
Shares issued to shareholders in reinvestment of dividends	5,399	163,372
Shares redeemed	(200,425)	(5,803,322)

Net increase (decrease)	49,501	$1,670,785

Year ended October 31, 2010:
Shares sold	88,892	$2,420,476
Shares issued to shareholders in reinvestment of dividends	3,242	76,646
Shares redeemed	(270,019)	(7,197,777)

Net increase (decrease)	(177,885)	$(4,700,655)

mainstayinvestments.com    91

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	9,853,742	$290,968,279
Shares issued to shareholders in reinvestment of dividends	419,259	12,764,647
Shares redeemed	(5,490,785)	(163,031,995)

Net increase (decrease)	4,782,216	$140,700,931

Year ended October 31, 2010:
Shares sold	6,491,218	$174,262,039
Shares issued to shareholders in reinvestment of dividends	296,469	7,176,712
Shares redeemed	(4,824,653)	(129,472,349)

Net increase (decrease) in shares outstanding before conversion	1,963,034	51,966,402
Shares converted into Class I (a)	150,807	3,999,406

Net increase (decrease)	2,113,841	$55,965,808

Class R1	Shares	Amount

Year ended October 31, 2011:
Shares sold	5,618	$169,059
Shares issued to shareholders in reinvestment of dividends	304	9,178
Shares redeemed	(20,971)	(627,012)

Net increase (decrease)	(15,049)	$(448,775)

Year ended October 31, 2010:
Shares sold	25,629	$696,644
Shares issued to shareholders in reinvestment of dividends	456	10,929
Shares redeemed	(18,529)	(494,056)

Net increase (decrease)	7,556	$213,517

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	548,717	$16,377,120
Shares issued to shareholders in reinvestment of dividends	19,309	588,454
Shares redeemed	(560,775)	(16,561,439)

Net increase (decrease)	7,251	$404,135

Year ended October 31, 2010:
Shares sold	674,626	$18,581,048
Shares issued to shareholders in reinvestment of dividends	14,358	341,721
Shares redeemed	(361,520)	(9,865,876)

Net increase (decrease)	327,464	$9,056,893

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	161,656	$4,820,139
Shares issued to shareholders in reinvestment of dividends	3,881	118,132
Shares redeemed	(130,256)	(3,892,126)

Net increase (decrease)	35,281	$1,046,145

Year ended October 31, 2010:
Shares sold	214,704	$5,794,802
Shares issued to shareholders in reinvestment of dividends	2,524	59,830
Shares redeemed	(107,775)	(2,919,095)

Net increase (decrease)	109,453	$2,935,537

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 10–Fund Acquisitions

At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Value Fund approved this reorganization on November 5, 2009, which was completed on November 12, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $1,835,281,477 and the combined net assets after the acquisition were $2,189,364,629.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value

MainStay Value Fund

Investor Class	9,297,917	$132,367,008

Class A	10,189,206	144,765,185

Class B	4,043,817	57,278,639

Class C	382,552	5,420,299

Class I	993,600	14,204,015

Class R1	75	1,080

Class R2	3,285	46,926

92    MainStay ICAP Funds

In exchange for the MainStay Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 4,410,690 Investor Class Shares; 4,823,914 Class A shares; 1,913,939 Class B shares; 181,117 Class C shares; 472,783 Class I shares; 36 Class R1 shares; and 1,563 Class R2 shares.

MainStay Value Fund’s net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

	Total Net	Capital	Unrealized	Accumulated Net	Undistributed Net
	Assets	Stock	Appreciation	Realized Loss	Investment Loss

MainStay Value Fund	$354,083,152	$425,289,747	$43,388,960	$(114,594,547)	$(1,008)

Also at the meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Value Fund approved this reorganization on November 16, 2009, which was completed on November 24, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $2,229,459,923 and the combined net assets after the acquisition were $2,381,725,187.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value

MainStay Mid Cap Value Fund

Investor Class	3,220,243	$35,331,544

Class A	4,870,845	53,479,447

Class B	4,924,594	51,439,350

Class C	1,108,485	11,576,242

Class I	25,005	278,552

Class R1	1,568	17,519

Class R2	12,937	142,610

In exchange for the MainStay Mid Cap Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 1,165,123 Investor Class Shares; 1,763,625 Class A shares; 1,701,453 Class B shares; 382,905 Class C shares; 9,175 Class I shares; 577 Class R1 shares; and 4,702 Class R2 shares.

MainStay Mid Cap Value Fund’s net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and undistributed net investment income:

	Total Net	Capital	Unrealized	Accumulated Net	Undistributed
	Assets	Stock	Depreciation	Realized Loss	Net Investment

MainStay Mid Cap Value Fund	$152,265,264	$191,861,774	$(359,014)	$(39,237,794)	$298

For financial reporting purposes, assets received and shares issued by the MainStay ICAP Select Equity Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Value Fund and MainStay Value Fund were carried forward to align ongoing reporting of the MainStay ICAP Select Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–In-Kind Transfer of Securities

During the year ended October 31, 2011, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

12/31/10	2,680,166	$97,079,910	$21,152,510

During the year ended October 31, 2010, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

9/30/10	1,700,831	$55,704,242	$7,782,475

mainstayinvestments.com    93

Notes to Financial Statements (continued)

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

94    MainStay ICAP Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2011, the period ended October 31, 2008, and each of the years in the two-year period ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund of MainStay Funds Trust as of October 31, 2011, the results of their operations for the year ended October 31, 2010, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2011, the period ended October 31, 2008, and each of the years in the two-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

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Federal Income Tax Information (Unaudited)

The ICAP Funds are required under the Internal Revenue Code to advise shareholders within 60 days of the Funds’ fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the ICAP Funds during such fiscal years.

For the fiscal year ended October 31, 2011, the ICAP Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay ICAP Equity Fund	$19,413,098

MainStay ICAP Select Equity Fund	$84,598,779

MainStay ICAP Global Fund	$1,424,936

MainStay ICAP International Fund	$31,701,797

The dividends paid by the following ICAP Funds during the fiscal year ended October 31, 2011 should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%

MainStay ICAP Equity Fund	100.0%

MainStay ICAP Select Equity Fund	100.0%

MainStay ICAP Global Fund	50.4%

MainStay ICAP International Fund	—%

In February 2012, shareholders will receive IRS From 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ICAP Funds’ fiscal year end October 31, 2011.

In accordance with federal tax law, the MainStay ICAP Global Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2011:

•	the total amount of taxes paid to foreign countries was $91,126.

•	the total amount of income sourced from foreign countries was $968,488.

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2011:

•	the total amount of taxes paid to foreign countries was $3,127,940.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2011 calendar year with form 1099-DIV, which will be mailed during February 2012.

Proxy Voting Policies and
Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

96    MainStay ICAP Funds

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    97

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

98    MainStay ICAP Funds

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    99

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

100    MainStay ICAP Funds

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    101

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24867 MS248-11	MSIC11-12/11
NE1

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	27

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	39

Federal Income Tax Information	40

Proxy Voting Policies and Procedures and Proxy Voting Record	40

Shareholder Reports and Quarterly Portfolio Disclosure	40

Board Members and Officers	41

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	0.77%	5.29%	4.52%	1.15%
		Excluding sales charges	3.88	5.93	4.84	1.15

Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	0.92	5.38	4.57	0.80
		Excluding sales charges	4.05	6.02	4.89	0.80

Class I Shares	No Sales Charge		4.41	6.44	5.24	0.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Barclays Capital U.S. Aggregate Bond Index[5]	5.00%	6.41%	5.46%

Average Lipper Intermediate Investment Grade Debt Fund[6]	3.94	5.57	4.87

5.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,044.00	$4.74	$1,020.60	$4.69

Class A Shares	$1,000.00	$1,045.00	$3.97	$1,021.30	$3.92

Class I Shares	$1,000.00	$1,046.70	$2.22	$1,023.00	$2.19

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.77% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

U.S. Government & Federal Agencies	72.1
Corporate Bonds	16.8
Yankee Bonds	5.2
Short-Term Investment	3.0
Mortgage-Backed Securities	2.1
Foreign Government Bonds	2.0
Municipal Bonds	0.6
Asset-Backed Securities	0.4
Other Assets, Less Liabilities	(2.2)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	United States Treasury Notes, 0.125%–3.375%, due 7/31/13–8/15/21
2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.969%–8.00%, due 11/1/11–2/1/51
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%–8.00%, due 11/1/11–4/1/41
4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–8.50%, due 11/15/24–7/20/41
5.	United States Treasury Bonds, 3.75%–6.75%, due 8/15/26–8/15/41
6.	Federal National Mortgage Association, 0.60%–6.21%, due 2/22/13–8/6/38
7.	Federal Home Loan Mortgage Corporation, 2.125%–5.125%, due 9/21/12–3/27/19
8.	Morgan Stanley Capital I, 5.178%–5.895%, due 9/15/42–10/15/42
9.	Federal Home Loan Bank, 3.625%, due 10/18/13
10.	Federal Republic of Brazil, 6.00%, due 1/17/17

8    MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Indexed Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Indexed Bond Fund returned 3.88% for Investor Class shares and 4.05% for Class A shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 4.41%. Investor Class shares underperformed—and Class A and Class I shares outperformed—the 3.94% return of the average Lipper2 intermediate investment grade debt fund for the 12 months ended October 31, 2011. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index3 for the reporting period. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund employs a strategy that attempts to replicate the return of its benchmark. Because the Fund incurs operating expenses that the Barclays Capital U.S. Aggregate Bond Index does not, the Fund’s performance will typically lag that of the Index.

During the reporting period, which credit-rating categories were strong performers and which credit-rating categories were weak?

During the reporting period, bonds with higher levels of risk generally underperformed bonds with lower levels of risk. As a result, bonds rated AAA4 were the best-performing rating category in the Barclays Capital U.S. Aggregate Bond Index, followed by bonds rated A and bonds rated BBB. The worst-performing rating category during the reporting period was bonds rated AA.

Which market sectors provided the strongest contributions to the Fund’s performance and which market sectors detracted the most?

All broad sectors in the Barclays Capital U.S. Aggregate Bond Index generated positive total returns during the reporting period, because yields declined. Corporate bonds were the best-performing sector in the market. U.S. Treasury securities were the next-best-performing component of the Barclays Capital U.S. Aggregate Bond Index. Over the last several months of the reporting period, systemic risk emanating from Europe led to a flight to quality (or a movement to securities perceived to have lower risk). This increased demand for U.S. government securities. For the reporting period overall, commercial mortgage-backed securities (CMBS) and mortgage-backed securities lagged investment-grade corporate bonds. Even so, these asset classes still had positive total returns for the 12 months ended October 31, 2011.

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
4. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated issues only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments†††October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 99.2%† Asset-Backed Securities 0.4%

Automobile 0.2%
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	$1,000,000	$1,004,249

Home Equity 0.1%
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)	211,522	212,458
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (a)	125,766	125,806
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)	96,707	86,731

		424,995

Student Loans 0.1%
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF3 5.465%, due 3/25/47 (a)(b)	500,000	252,243

Total Asset-Backed Securities (Cost $1,925,807)		1,681,487

Corporate Bonds 16.8%

Aerospace & Defense 0.3%
Boeing Co. (The) 6.125%, due 2/15/33	250,000	309,933
Goodrich Corp. 7.00%, due 4/15/38	50,000	68,433
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	101,788
Lockheed Martin Corp. 4.25%, due 11/15/19	250,000	268,006
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	112,779
United Technologies Corp. 4.50%, due 4/15/20	250,000	277,311
6.125%, due 2/1/19	125,000	152,579

		1,290,829

Agriculture 0.2%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42 (c)	216,000	227,165
Bunge, Ltd. Finance Corp. 5.35%, due 4/15/14	100,000	105,444
Philip Morris International, Inc. 5.65%, due 5/16/18	325,000	385,837

		718,446

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 3/15/20	54,230	56,399

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	62,779

Auto Manufacturers 0.0%‡
DaimlerChrysler N.A. Holding Corp. 8.50%, due 1/18/31	150,000	214,766

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc. 5.50%, due 1/15/16	50,000	55,965
6.00%, due 1/15/36	50,000	58,521

		114,486

Banks 3.4%
Bank of America Corp. 3.625%, due 3/17/16	600,000	572,239
4.75%, due 8/1/15	250,000	249,898
5.25%, due 12/1/15	200,000	197,398
5.42%, due 3/15/17	1,100,000	1,034,472
Bank of New York Mellon Corp. (The) 2.95%, due 6/18/15	250,000	260,042
BB&T Corp. 3.375%, due 9/25/13	650,000	675,128
Citigroup, Inc. 4.70%, due 5/29/15	300,000	308,024
4.875%, due 5/7/15	350,000	352,635
5.50%, due 10/15/14	750,000	798,897
5.875%, due 2/22/33	450,000	428,654
6.125%, due 11/21/17	500,000	550,658
Fifth Third Bank 4.75%, due 2/1/15	250,000	261,212
Goldman Sachs Group, Inc. (The) 5.35%, due 1/15/16	350,000	370,717
5.95%, due 1/18/18	1,000,000	1,051,442
6.00%, due 6/15/20	500,000	526,576
6.25%, due 9/1/17	350,000	378,459
HSBC Bank USA N.A. 4.625%, due 4/1/14	925,000	957,898

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

10 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Banks (continued)

JPMorgan Chase & Co. 4.40%, due 7/22/20	$625,000	$632,873
5.15%, due 10/1/15	500,000	531,023
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	845,485
KeyBank N.A. 5.80%, due 7/1/14	375,000	403,970
Marshall & Ilsley Bank 5.00%, due 1/17/17	150,000	158,348
Mercantile Bankshares Corp. Series B 4.625%, due 4/15/13	100,000	103,724
Morgan Stanley 5.50%, due 7/24/20	1,100,000	1,094,258
6.25%, due 8/28/17	310,000	322,040
Northern Trust Corp. 3.45%, due 11/4/20	100,000	101,355
PNC Bank N.A. 5.25%, due 1/15/17	175,000	186,521
PNC Funding Corp. 3.625%, due 2/8/15	150,000	158,490
5.125%, due 2/8/20	100,000	110,548
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	110,624
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	15,537
U.S. Bancorp 2.875%, due 11/20/14	300,000	312,086
U.S. Bank N.A. 4.80%, due 4/15/15	100,000	109,330
UBS A.G. 7.75%, due 9/1/26	100,000	120,604
Wachovia Bank N.A. 4.875%, due 2/1/15	575,000	608,800
5.60%, due 3/15/16	200,000	219,836
Wachovia Corp. 5.25%, due 8/1/14	100,000	106,651
5.50%, due 8/1/35	125,000	125,965
Wells Fargo & Co. 3.75%, due 10/1/14	250,000	266,574
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	159,678

		15,778,669

Beverages 0.3%
Anheuser-Busch Cos., Inc. 6.45%, due 9/1/37	250,000	331,379
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	286,542
Fortune Brands, Inc. 5.375%, due 1/15/16	18,000	19,299
Pepsi Bottling Group, Inc. 7.00%, due 3/1/29	60,000	83,443
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	581,135

		1,301,798

Biotechnology 0.2%
Amgen, Inc. 3.45%, due 10/1/20	150,000	155,419
4.85%, due 11/18/14	100,000	111,579
5.85%, due 6/1/17	150,000	178,936
6.40%, due 2/1/39	100,000	131,540
Genentech, Inc. 4.75%, due 7/15/15	100,000	111,729

		689,203

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	100,000	100,052
6.00%, due 9/30/16	100,000	107,355

		207,407

Chemicals 0.3%
Air Products & Chemicals, Inc. 4.15%, due 2/1/13	100,000	104,379
Dow Chemical Co. (The) 2.50%, due 2/15/16	250,000	250,906
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	50,000	53,136
4.625%, due 1/15/20	200,000	230,286
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	52,594
Lubrizol Corp. 5.50%, due 10/1/14	100,000	111,907
PPG Industries, Inc. 5.75%, due 3/15/13	100,000	106,124
Praxair, Inc. 3.95%, due 6/1/13	200,000	210,387
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	125,952
Valspar Corp. 5.625%, due 5/1/12	250,000	255,169

		1,500,840

Commercial Services 0.0%‡
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	19,000	18,050
Western Union Co. (The) 5.93%, due 10/1/16	130,000	145,317

		163,367

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments†††October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Computers 0.3%
Dell, Inc. 4.70%, due 4/15/13	$175,000	$184,657
Electronic Data Systems Corp. Series B 6.00%, due 8/1/13	100,000	107,876
Hewlett-Packard Co. 2.20%, due 12/1/15	150,000	150,465
International Business Machines Corp. 5.70%, due 9/14/17	400,000	484,947
5.875%, due 11/29/32	100,000	126,343
6.50%, due 1/15/28	100,000	134,308
7.50%, due 6/15/13	100,000	110,633

		1,299,229

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	106,738
Procter & Gamble Co. (The) 4.70%, due 2/15/19	125,000	145,692
5.55%, due 3/5/37	100,000	128,864

		381,294

Diversified Financial Services 0.4%
General Electric Capital Corp.
2.10%, due 1/7/14	100,000	101,136
5.875%, due 1/14/38	525,000	563,472
Series A 6.75%, due 3/15/32	650,000	760,125
Toyota Motor Credit Corp. 2.80%, due 1/11/16	200,000	207,868

		1,632,601

Electric 1.6%
Alliant Energy Corp. 4.00%, due 10/15/14	100,000	104,045
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	111,998
CenterPoint Energy Houston Electric LLC 5.70%, due 3/15/13	75,000	79,389
Series K2 6.95%, due 3/15/33	100,000	131,240
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	178,256
Consolidated Edison Co. of New York, Inc. 6.30%, due 8/15/37	225,000	295,495
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	120,268
Consumers Energy Co. Series B 5.375%, due 4/15/13	300,000	317,894
Detroit Edison Co. (The) 6.40%, due 10/1/13	275,000	301,593
Duke Energy Carolinas LLC 5.30%, due 2/15/40	150,000	180,789
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	255,178
Entergy Mississippi, Inc. 5.15%, due 2/1/13	75,000	78,302
FirstEnergy Corp.
Series B 6.45%, due 11/15/11	11,000	11,018
Series C 7.375%, due 11/15/31	200,000	251,386
Florida Power & Light Co. 5.55%, due 11/1/17	100,000	120,524
5.95%, due 10/1/33	100,000	126,895
Florida Power Corp. 6.35%, due 9/15/37	150,000	196,833
Georgia Power Co. 4.75%, due 9/1/40	150,000	164,213
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	44,259
Kansas City Power & Light Co. 6.50%, due 11/15/11	50,000	50,087
Kentucky Utilities Co. 1.625%, due 11/1/15	100,000	99,865
Nevada Power Co. 6.50%, due 4/15/12	50,000	51,217
6.50%, due 8/1/18	150,000	178,852
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	300,974
NiSource Finance Corp. 6.15%, due 3/1/13	175,000	185,506
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	186,177
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	127,414
Pacific Gas & Electric Co. 5.625%, due 11/30/17	500,000	591,879
PacifiCorp 6.25%, due 10/15/37	300,000	392,006
Peco Energy Co. 5.95%, due 10/1/36	100,000	121,909
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	202,524
PPL Energy Supply LLC 5.40%, due 8/15/14	100,000	108,260
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	142,837

The notes to the financial statements are an integral part of,

12 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Electric (continued)

PSE&G Power LLC 5.125%, due 4/15/20	$80,000	$86,846
8.625%, due 4/15/31	50,000	70,944
PSI Energy, Inc. 5.00%, due 9/15/13	100,000	106,720
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	50,000	57,979
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	128,810
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	212,895
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	124,940
Southern California Edison Co. 4.50%, due 9/1/40	175,000	187,972
Union Electric Co. 4.65%, due 10/1/13	100,000	106,083
5.40%, due 2/1/16	100,000	112,637
Virginia Electric and Power Co. 6.00%, due 1/15/36	100,000	125,740
6.00%, due 5/15/37	125,000	158,171
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	190,951

		7,479,770

Electrical Components & Equipment 0.1%
Cooper Industries, Inc. 5.25%, due 11/15/12	50,000	52,178
Emerson Electric Co. 4.25%, due 11/15/20	200,000	218,906

		271,084

Electronics 0.1%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	125,062
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	100,000	106,188

		231,250

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	300,000	333,510
Waste Management, Inc. 5.00%, due 3/15/14	50,000	54,254
7.125%, due 12/15/17	100,000	120,349
7.75%, due 5/15/32	75,000	105,031

		613,144

Finance—Consumer Loans 0.3%
American General Finance Corp. Series I 5.40%, due 12/1/15	350,000	273,000
HSBC Finance Corp. 6.676%, due 1/15/21	951,000	967,268
SLM Corp. 5.625%, due 8/1/33	250,000	201,250

		1,441,518

Finance—Credit Card 0.3%
American Express Co. 5.50%, due 9/12/16	75,000	84,754
6.15%, due 8/28/17	525,000	603,906
Capital One Bank USA N.A. 8.80%, due 7/15/19	500,000	593,906
Capital One Financial Corp. 5.25%, due 2/21/17	100,000	107,641

		1,390,207

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos., Inc. (The) 7.25%, due 2/1/18	400,000	471,052
Credit Suisse First Boston USA, Inc. 4.875%, due 1/15/15	875,000	920,293
Merrill Lynch & Co., Inc. 5.70%, due 5/2/17	100,000	96,306
6.40%, due 8/28/17	400,000	405,566

		1,893,217

Finance—Other Services 0.1%
Mellon Funding Corp. 5.00%, due 12/1/14	250,000	267,961
National Rural Utilities Cooperative Finance Corp. 5.45%, due 2/1/18	150,000	171,007
8.00%, due 3/1/32	75,000	104,936

		543,904

Food 0.5%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	114,799
Corn Products International, Inc. 4.625%, due 11/1/20	50,000	52,631
General Mills, Inc. 5.70%, due 2/15/17	250,000	291,238
Hershey Co. (The) 5.45%, due 9/1/16	100,000	116,500
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	106,742
Kraft Foods, Inc.
5.375%, due 2/10/20	250,000	288,141

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments†††October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Food (continued)

Kraft Foods, Inc. (continued)
6.125%, due 2/1/18	$250,000	$294,874
6.50%, due 8/11/17	225,000	268,943
Kroger Co. (The) 5.50%, due 2/1/13	250,000	262,297
6.40%, due 8/15/17	175,000	207,489
Safeway, Inc. 5.00%, due 8/15/19	100,000	109,035
6.35%, due 8/15/17	100,000	116,448
Sysco Corp. 5.375%, due 9/21/35	100,000	121,004
Unilever Capital Corp. 5.90%, due 11/15/32	100,000	131,766

		2,481,907

Forest Products & Paper 0.1%
International Paper Co. 5.25%, due 4/1/16	100,000	107,771
5.30%, due 4/1/15	250,000	267,511

		375,282

Gas 0.0%‡
AGL Capital Corp. 4.45%, due 4/15/13	100,000	104,477

Hand & Machine Tools 0.0%‡
Black & Decker Corp. 4.75%, due 11/1/14	50,000	54,484

Health Care—Products 0.2%
Baxter International, Inc. 4.625%, due 3/15/15	50,000	55,528
5.90%, due 9/1/16	100,000	119,590
CareFusion Corp. 5.125%, due 8/1/14	100,000	108,649
Johnson & Johnson 5.15%, due 7/15/18	250,000	299,230
6.95%, due 9/1/29	100,000	142,616
Medtronic, Inc. 4.45%, due 3/15/20	100,000	112,586
Series B 4.75%, due 9/15/15	50,000	55,921
St. Jude Medical, Inc. 3.75%, due 7/15/14	150,000	159,699

		1,053,819

Health Care—Services 0.3%
Aetna, Inc. 6.00%, due 6/15/16	175,000	202,288
CIGNA Corp. 5.125%, due 6/15/20	150,000	162,589
Laboratory Corp. of America Holdings 4.625%, due 11/15/20	100,000	106,849
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	107,579
UnitedHealth Group, Inc. 5.375%, due 3/15/16	100,000	115,310
6.00%, due 6/15/17	330,000	380,810
WellPoint, Inc. 5.95%, due 12/15/34	250,000	292,545

		1,367,970

Home Builders 0.0%‡
MDC Holdings, Inc. 5.375%, due 7/1/15	50,000	50,185
Toll Brothers Finance Corp. 5.15%, due 5/15/15	50,000	51,198

		101,383

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	125,894

Housewares 0.0%‡
Newell Rubbermaid, Inc. 6.75%, due 3/15/12	50,000	51,006

Insurance 0.9%
ACE INA Holdings, Inc. 2.60%, due 11/23/15	100,000	102,286
5.70%, due 2/15/17	60,000	68,456
5.875%, due 6/15/14	105,000	116,122
Aegon Funding Corp. 5.75%, due 12/15/20	100,000	108,286
Allstate Corp. (The) 5.00%, due 8/15/14	425,000	467,019
American International Group, Inc. 5.85%, due 1/16/18	300,000	301,905
6.25%, due 5/1/36	200,000	195,564
Assurant, Inc. 5.625%, due 2/15/14	100,000	104,134
Berkshire Hathaway Finance Corp. 5.00%, due 8/15/13	250,000	268,960
Chubb Corp. 5.20%, due 4/1/13	100,000	105,244
5.75%, due 5/15/18	100,000	117,664
Genworth Financial, Inc. Class A 4.95%, due 10/1/15	75,000	73,691
5.75%, due 6/15/14	50,000	49,952

The notes to the financial statements are an integral part of,

14 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Insurance (continued)

Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	$150,000	$153,796
Lincoln National Corp. 4.75%, due 2/15/14	150,000	158,255
4.85%, due 6/24/21	25,000	24,667
Marsh & McLennan Cos., Inc. 5.375%, due 7/15/14	100,000	108,551
MetLife, Inc. 4.75%, due 2/8/21	300,000	325,112
5.70%, due 6/15/35	100,000	114,464
Metropolitan Life Global Funding I 3.125%, due 1/11/16 (c)	100,000	101,234
5.125%, due 6/10/14 (c)	220,000	237,831
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	25,885
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	106,974
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	59,314
Protective Life Corp. 4.875%, due 11/1/14	100,000	107,059
Prudential Financial, Inc. Series B 5.10%, due 9/20/14	250,000	269,128
5.70%, due 12/14/36	200,000	210,423
St. Paul Travelers Cos., Inc. (The) 5.50%, due 12/1/15	100,000	113,849
6.75%, due 6/20/36	75,000	96,884
Travelers Property Casualty Corp. 5.00%, due 3/15/13	100,000	104,950

		4,397,659

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	50,531

Iron & Steel 0.0%‡
Nucor Corp. 4.125%, due 9/15/22	50,000	52,687

Lodging 0.0%‡
Marriott International, Inc. 5.625%, due 2/15/13	50,000	51,855
Wyndham Worldwide Corp. 6.00%, due 12/1/16	50,000	52,881

		104,736

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 6.05%, due 8/15/36	200,000	261,399

Machinery—Diversified 0.1%
Deere & Co. 4.375%, due 10/16/19	100,000	112,869
7.125%, due 3/3/31	125,000	173,870

		286,739

Media 1.0%
Comcast Corp. 4.95%, due 6/15/16	100,000	111,403
5.65%, due 6/15/35	200,000	216,693
6.45%, due 3/15/37	250,000	298,878
Cox Communications, Inc. 5.45%, due 12/15/14	100,000	111,505
DIRECTV Holdings LLC 5.20%, due 3/15/20	250,000	275,532
Discovery Communications LLC 3.70%, due 6/1/15	100,000	105,557
6.35%, due 6/1/40	105,000	127,147
Historic TW, Inc. 6.625%, due 5/15/29	250,000	292,842
NBC Universal Media LLC 5.15%, due 4/30/20	500,000	561,910
News America, Inc. 5.30%, due 12/15/14	300,000	329,409
6.40%, due 12/15/35	175,000	196,871
7.25%, due 5/18/18	100,000	118,195
Time Warner Cable, Inc. 6.20%, due 7/1/13	500,000	540,622
6.55%, due 5/1/37	275,000	323,584
6.75%, due 7/1/18	250,000	297,807
Time Warner, Inc. 7.625%, due 4/15/31	375,000	482,117
Viacom, Inc. 5.625%, due 8/15/12	18,000	18,624
6.875%, due 4/30/36	250,000	319,087

		4,727,783

Mining 0.1%
Alcoa, Inc. 5.72%, due 2/23/19	187,000	187,480
5.95%, due 2/1/37	100,000	95,825
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	165,893
Vulcan Materials Co. 6.30%, due 6/15/13	150,000	149,625

		598,823

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments†††October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Miscellaneous—Manufacturing 0.2%
3M Co. 5.70%, due 3/15/37	$150,000	$195,807
Cooper US, Inc. 2.375%, due 1/15/16	125,000	127,334
Danaher Corp. 3.90%, due 6/23/21	50,000	53,849
5.625%, due 1/15/18	100,000	118,630
Dover Corp. 5.45%, due 3/15/18	100,000	117,100
General Electric Co. 5.25%, due 12/6/17	150,000	170,897

		783,617

Office Equipment/Supplies 0.1%
Pitney Bowes, Inc. 5.75%, due 9/15/17	100,000	107,389
Xerox Corp. 6.35%, due 5/15/18	100,000	114,163
6.40%, due 3/15/16	160,000	179,525

		401,077

Oil & Gas 0.7%
Amerada Hess Corp. 7.30%, due 8/15/31	100,000	131,220
Anadarko Petroleum Corp. 5.95%, due 9/15/16	325,000	373,495
6.45%, due 9/15/36	150,000	173,878
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	136,262
Chevron Corp. 4.95%, due 3/3/19	250,000	294,557
ConocoPhillips 5.90%, due 10/15/32	250,000	303,652
Devon Energy Corp.
5.625%, due 1/15/14	100,000	110,010
7.95%, due 4/15/32	50,000	71,782
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	217,218
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	123,841
Marathon Petroleum Corp. 3.50%, due 3/1/16 (c)	50,000	51,293
Occidental Petroleum Corp. 4.125%, due 6/1/16	250,000	277,638
Pemex Project Funding Master Trust 6.625%, due 6/15/35	425,000	463,250
Valero Energy Corp. 4.50%, due 2/1/15	175,000	188,902
6.625%, due 6/15/37	100,000	109,214
7.50%, due 4/15/32	100,000	121,831
XTO Energy, Inc. 4.90%, due 2/1/14	75,000	81,848

		3,229,891

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	237,117
Halliburton Co. 6.15%, due 9/15/19	250,000	308,258
Weatherford International, Inc. 6.35%, due 6/15/17	225,000	256,692

		802,067

Pharmaceuticals 0.6%
Abbott Laboratories 5.875%, due 5/15/16	100,000	117,663
6.15%, due 11/30/37	225,000	287,323
Allergan, Inc. 5.75%, due 4/1/16	50,000	57,855
Bristol-Myers Squibb Co. 5.875%, due 11/15/36	75,000	95,285
7.15%, due 6/15/23	50,000	67,834
Cardinal Health, Inc. 4.00%, due 6/15/15	150,000	160,903
5.50%, due 6/15/13	50,000	53,463
Eli Lilly & Co. 4.50%, due 3/15/18	100,000	112,485
7.125%, due 6/1/25	100,000	134,059
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	168,959
McKesson Corp. 5.70%, due 3/1/17	50,000	58,449
Mead Johnson Nutrition Co. 3.50%, due 11/1/14	250,000	261,686
Medco Health Solutions, Inc. 2.75%, due 9/15/15	200,000	201,755
Merck & Co., Inc. 4.75%, due 3/1/15	100,000	112,047
5.00%, due 6/30/19	250,000	293,023
Pfizer, Inc. 6.20%, due 3/15/19	150,000	187,985
Schering-Plough Corp. 6.50%, due 12/1/33	100,000	136,769
Wyeth 5.50%, due 3/15/13	100,000	106,563
6.00%, due 2/15/36	200,000	255,141
6.45%, due 2/1/24	100,000	127,158

		2,996,405

Pipelines 0.5%
Duke Capital LLC 6.75%, due 2/15/32	125,000	146,813

The notes to the financial statements are an integral part of,

16 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Pipelines (continued)

Energy Transfer Partners, L.P. 5.95%, due 2/1/15	$130,000	$140,885
6.70%, due 7/1/18	100,000	111,468
Enterprise Products Operating, L.P. Series B 6.875%, due 3/1/33	200,000	243,407
Kinder Morgan Energy Partners, L.P. 5.00%, due 12/15/13	150,000	160,174
5.80%, due 3/15/35	250,000	262,111
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	230,934
Plains All American Pipeline, L.P./PAA Finance Corp. 6.65%, due 1/15/37	65,000	74,527
Spectra Energy Capital LLC 6.20%, due 4/15/18	50,000	56,304
Tennessee Gas Pipeline Co. 7.50%, due 4/1/17	300,000	358,512
Williams Cos., Inc. 8.75%, due 3/15/32	185,000	251,876
Williams Partners, L.P. 3.80%, due 2/15/15	300,000	314,533

		2,351,544

Real Estate 0.1%
ERP Operating, L.P. 5.125%, due 3/15/16	50,000	54,402
5.375%, due 8/1/16	50,000	55,026
ProLogis, L.P. 6.625%, due 5/15/18	50,000	54,451
Regency Centers, L.P. 5.25%, due 8/1/15	100,000	107,541

		271,420

Real Estate Investment Trusts 0.2%
AvalonBay Communities, Inc. 4.95%, due 3/15/13	100,000	104,215
Boston Properties, Inc. 6.25%, due 1/15/13	24,000	25,184
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	49,033
Camden Property Trust 5.00%, due 6/15/15	100,000	106,591
Hospitality Properties Trust 5.125%, due 2/15/15	50,000	51,002
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	54,352
Liberty Property, L.P. 5.125%, due 3/2/15	100,000	106,688
Simon Property Group, L.P. 5.25%, due 12/1/16	450,000	494,321
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	99,924

		1,091,310

Retail 0.7%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	119,353
CVS Caremark Corp. 4.75%, due 5/18/20	150,000	166,485
4.875%, due 9/15/14	50,000	55,361
6.25%, due 6/1/27	175,000	210,536
Home Depot, Inc. 5.40%, due 3/1/16	200,000	228,230
5.875%, due 12/16/36	250,000	295,462
Lowe’s Cos., Inc. 6.65%, due 9/15/37	100,000	129,347
6.875%, due 2/15/28	100,000	128,128
McDonald’s Corp. 5.80%, due 10/15/17	310,000	375,574
Target Corp. 6.50%, due 10/15/37	150,000	198,984
Wal-Mart Stores, Inc. 1.50%, due 10/25/15	250,000	253,686
5.00%, due 10/25/40	225,000	255,785
5.375%, due 4/5/17	350,000	417,953
6.50%, due 8/15/37	175,000	234,257
Yum! Brands, Inc. 6.25%, due 3/15/18	130,000	152,220

		3,221,361

Software 0.3%
Microsoft Corp. 3.00%, due 10/1/20	200,000	209,491
4.20%, due 6/1/19	250,000	282,392
Oracle Corp. 5.00%, due 7/8/19	250,000	291,616
5.25%, due 1/15/16	650,000	755,758

		1,539,257

Telecommunications 0.9%
AT&T, Inc. 6.30%, due 1/15/38	300,000	360,519
BellSouth Corp. 6.00%, due 11/15/34	100,000	113,126
6.875%, due 10/15/31	250,000	309,429
Cisco Systems, Inc. 4.45%, due 1/15/20	250,000	281,295
5.50%, due 2/22/16	425,000	493,066
Embarq Corp. 7.995%, due 6/1/36	200,000	211,462

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments†††October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Telecommunications (continued)

Harris Corp. 5.00%, due 10/1/15	$50,000	$55,396
Motorola, Inc. 7.50%, due 5/15/25	100,000	116,558
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	148,044
Qwest Corp. 6.75%, due 12/1/21	100,000	106,250
SBC Communications, Inc. 5.10%, due 9/15/14	700,000	777,804
6.15%, due 9/15/34	250,000	291,876
Verizon Communications, Inc. 5.85%, due 9/15/35	300,000	358,816
6.40%, due 2/15/38	175,000	218,965
Verizon Global Funding Corp. 7.75%, due 12/1/30	100,000	140,018

		3,982,624

Textiles 0.0%‡
Cintas Corp. 6.00%, due 6/1/12	100,000	102,790

Transportation 0.5%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	200,000	220,449
5.75%, due 5/1/40	300,000	355,494
6.15%, due 5/1/37	175,000	218,192
6.20%, due 8/15/36	50,000	62,087
CSX Corp. 5.60%, due 5/1/17	100,000	114,661
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	145,784
FedEx Corp. 8.00%, due 1/15/19	50,000	64,929
Norfolk Southern Corp. 4.837%, due 10/1/41 (c)	128,000	135,457
7.25%, due 2/15/31	83,000	111,806
Southwest Airlines Co. 5.25%, due 10/1/14	75,000	80,281
Union Pacific Corp. 4.163%, due 7/15/22	209,000	221,128
United Parcel Service, Inc. 5.50%, due 1/15/18	100,000	118,865
6.20%, due 1/15/38	200,000	265,840

		2,114,973

Trucking & Leasing 0.0%‡
TTX Co. 5.00%, due 4/1/12 (c)	100,000	101,149

Water 0.0%‡
American Water Capital Corp. 6.085%, due 10/15/17	100,000	116,635

Total Corporate Bonds (Cost $71,687,912)		78,578,906

Foreign Government Bonds 2.0%

Foreign Governments 2.0%
Export Development Canada 3.125%, due 4/24/14	250,000	265,670
X Federal Republic of Brazil 6.00%, due 1/17/17	2,200,000	2,563,000
Mexico Government International Bond 5.125%, due 1/15/20	1,500,000	1,671,000
Poland Government International Bond 5.125%, due 4/21/21	200,000	204,000
Province of British Columbia Canada 4.30%, due 5/30/13	250,000	264,944
Province of Manitoba Canada 2.125%, due 4/22/13	250,000	255,812
Province of Nova Scotia 2.375%, due 7/21/15	100,000	103,952
Province of Ontario 2.95%, due 2/5/15	250,000	263,621
4.00%, due 10/7/19	225,000	245,746
4.10%, due 6/16/14	350,000	379,148
4.95%, due 11/28/16	300,000	344,003
Province of Quebec 5.125%, due 11/14/16	285,000	330,473
Series NJ 7.50%, due 7/15/23	302,000	426,976
Republic of Chile 5.50%, due 1/15/13	100,000	105,130
Republic of Italy 6.875%, due 9/27/23	750,000	743,163
Republic of Korea 5.75%, due 4/16/14	500,000	545,763
Republic of Poland 5.25%, due 1/15/14	100,000	105,500
Republic of South Africa 7.375%, due 4/25/12	100,000	102,625
United Mexican States 5.625%, due 1/15/17	400,000	456,000

Total Foreign Government Bonds (Cost $8,787,355)		9,376,526

The notes to the financial statements are an integral part of,

18 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Mortgage-Backed Securities 2.1%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.1%
Banc of America Commercial Mortgage, Inc. Series 2005-4, Class A3 4.891%, due 7/10/45	$1,286,000	$1,316,921
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, due 2/11/44	1,350,000	1,421,755
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5 5.224%, due 4/10/37 (d)	1,000,000	1,068,299
Series 2006-GG7, Class A4 6.073%, due 7/10/38 (d)	1,000,000	1,100,192
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7, Class A4 4.879%, due 1/12/38 (d)	490,099	516,793
Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,245,000	1,311,640
X Morgan Stanley Capital I
Series 2005-IQ10, Class AAB 5.178%, due 9/15/42 (b)	1,630,407	1,694,797
Series 2006-IQ11, Class A4 5.895%, due 10/15/42 (d)	1,400,000	1,550,867

Total Mortgage-Backed Securities (Cost $6,969,431)		9,981,264

Municipal Bonds 0.6%

Arizona 0.3%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,083,800

Connecticut 0.1%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	558,760

Kansas 0.2%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,037,580

Total Municipal Bonds (Cost $2,523,209)		2,680,140

U.S. Government & Federal Agencies 72.1%

X Federal Home Loan Bank 0.7%
3.625%, due 10/18/13	3,000,000	3,185,139

X Federal Home Loan Mortgage Corporation 2.2%
2.125%, due 9/21/12	1,500,000	1,524,821
3.75%, due 3/27/19	1,100,000	1,236,204
4.50%, due 1/15/15	2,000,000	2,233,816
4.75%, due 1/19/16	2,000,000	2,303,514
5.125%, due 10/18/16	2,430,000	2,875,489

		10,173,844

X Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 10.2%
3.50%, due 4/1/26	1,000,000	1,038,625
3.50%, due 5/1/26	500,000	519,313
3.50%, due 4/1/41	336,105	341,291
4.00%, due 7/1/23	942,154	990,115
4.00%, due 6/1/24	655,521	688,277
4.00%, due 4/1/26	472,929	496,709
4.00%, due 2/1/31	488,851	512,673
4.00%, due 7/1/39	1,899,045	1,973,189
4.00%, due 8/1/40	100,001	103,905
4.00%, due 9/1/40	2,000,002	2,078,088
4.50%, due 4/1/20	914,005	978,080
4.50%, due 10/1/24	454,708	483,317
4.50%, due 5/1/25	558,458	593,245
4.50%, due 7/1/30	514,506	545,547
4.50%, due 6/1/34	286,662	304,338
4.50%, due 6/1/35	404,034	428,568
4.50%, due 8/1/35	431,391	457,586
4.50%, due 2/1/39	425,633	449,450
4.50%, due 6/1/39	6,402,838	6,761,122
4.50%, due 7/1/39	36,861	38,924
4.50%, due 1/1/40	1,632,721	1,724,083
5.00%, due 1/1/25	1,315,522	1,412,322
5.00%, due 8/1/30	424,121	455,226
5.00%, due 8/1/35	3,417,179	3,673,134
5.00%, due 6/1/37	2,713,788	2,913,240
5.00%, due 11/1/37	244,831	262,825
5.00%, due 3/1/40	621,211	666,965
5.005%, due 3/1/39 (b)	461,839	493,285
5.171%, due 4/1/39 (b)	350,217	375,153
5.50%, due 2/1/18	186,039	200,688
5.50%, due 1/1/22	287,231	310,835
5.50%, due 3/1/23	96,054	103,557
5.50%, due 6/1/23	226,744	244,456
5.50%, due 11/1/27	404,462	437,522
5.50%, due 9/1/35	435,443	472,805
5.50%, due 4/1/37	3,944,608	4,268,267
5.50%, due 7/1/37	218,785	236,736

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments†††October 31, 2011 (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)

5.50%, due 11/1/37	$356,263	$385,495
5.50%, due 8/1/38	514,949	557,040
5.812%, due 10/1/37 (b)	1,422,614	1,531,275
6.00%, due 8/1/17	150,723	163,053
6.00%, due 6/1/21	74,860	81,311
6.00%, due 9/1/21	119,183	129,454
6.00%, due 11/1/22	109,319	118,535
6.00%, due 4/1/36	455,408	499,322
6.00%, due 8/1/36	210,275	230,551
6.00%, due 2/1/37	728,876	799,158
6.00%, due 11/1/37	1,257,044	1,375,506
6.00%, due 12/1/39	695,250	760,769
6.158%, due 10/1/36 (b)	565,548	613,437
6.50%, due 6/1/14	4,150	4,379
6.50%, due 4/1/17	5,957	6,523
6.50%, due 5/1/17	22,595	24,743
6.50%, due 11/1/25	16,615	18,448
6.50%, due 5/1/26	2,459	2,756
6.50%, due 3/1/27	7,280	8,261
6.50%, due 5/1/31	9,571	10,825
6.50%, due 8/1/31	7,546	8,534
6.50%, due 1/1/32	60,922	68,900
6.50%, due 3/1/32	42,761	48,254
6.50%, due 4/1/32	23,334	26,331
6.50%, due 7/1/32	28,796	32,495
6.50%, due 1/1/34	39,534	44,451
6.50%, due 1/1/37	281,171	313,775
6.50%, due 9/1/37	573,814	638,200
7.00%, due 11/1/11	8	8
7.00%, due 4/1/26	6,426	7,377
7.00%, due 7/1/26	693	795
7.00%, due 12/1/27	10,480	12,049
7.00%, due 1/1/30	5,251	6,058
7.00%, due 3/1/31	32,121	37,110
7.00%, due 10/1/31	12,796	14,784
7.00%, due 3/1/32	52,370	60,504
7.00%, due 9/1/33	233,731	270,387
7.00%, due 11/1/36	97,127	111,448
7.00%, due 12/1/37	236,396	271,101
7.50%, due 1/1/16	3,265	3,522
7.50%, due 1/1/26	1,893	2,189
7.50%, due 2/1/32	30,200	35,245
8.00%, due 7/1/26	3,284	3,889

		47,371,708

X Federal National Mortgage Association 3.3%
0.60%, due 10/25/13	3,000,000	2,999,418
1.05%, due 10/22/13	1,000,000	1,011,669
1.75%, due 2/22/13	2,000,000	2,036,740
2.625%, due 11/20/14	2,000,000	2,118,648
2.75%, due 3/13/14	1,000,000	1,053,361
3.00%, due 9/16/14	3,000,000	3,205,743
5.375%, due 6/12/17	2,100,000	2,526,678
6.21%, due 8/6/38	475,000	657,463

		15,609,720

X Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.8%
2.969%, due 2/1/51 (b)	990,174	1,030,706
3.168%, due 2/1/41 (b)	600,000	620,773
3.50%, due 11/1/25 TBA (e)	2,600,000	2,701,156
3.50%, due 1/1/41	485,861	494,355
3.50%, due 2/1/41	493,804	502,436
3.517%, due 8/1/40 (b)	803,703	839,288
4.00%, due 3/1/22	257,732	271,928
4.00%, due 2/1/25	2,886,954	3,035,601
4.00%, due 6/1/30	258,790	271,562
4.00%, due 1/1/31	475,347	498,808
4.00%, due 1/1/40 TBA (e)	500,000	518,437
4.00%, due 7/1/40	935,937	973,748
4.00%, due 9/1/40	4,626,473	4,815,056
4.00%, due 12/1/40	948,699	987,370
4.00%, due 1/1/41	1,922,672	2,001,043
4.50%, due 2/1/23	133,821	142,716
4.50%, due 3/1/23	114,735	122,361
4.50%, due 8/1/23	429,641	458,199
4.50%, due 4/1/24	761,040	810,912
4.50%, due 3/1/30	657,794	697,056
4.50%, due 4/1/39	12,072,756	12,782,031
4.50%, due 12/1/39	422,747	447,584
4.50%, due 11/1/40	471,230	498,915
4.50%, due 12/1/41 TBA (e)	500,000	527,578
5.00%, due 3/1/21	23,611	25,465
5.00%, due 6/1/22	283,388	304,931
5.00%, due 4/1/23	160,713	172,629
5.00%, due 7/1/23	276,609	297,118
5.00%, due 8/1/23	406,973	438,293
5.00%, due 1/1/24	225,811	242,554
5.00%, due 11/1/29	426,086	458,775
5.00%, due 7/1/30	303,291	326,559
5.00%, due 1/1/38	1,905,026	2,054,154
5.00%, due 4/1/39	368,183	396,602
5.00%, due 6/1/39	1,776,826	1,913,974
5.00%, due 7/1/39	3,103,407	3,342,951
5.00%, due 12/1/39	2,605,406	2,806,104
5.00%, due 9/1/40	259,100	279,140
5.50%, due 8/1/17	23,049	25,030
5.50%, due 7/1/22	346,430	375,800
5.50%, due 11/1/23	115,987	125,820
5.50%, due 4/1/30	438,219	475,399

The notes to the financial statements are an integral part of,

20 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

5.50%, due 5/1/35	$250,620	$273,489
5.50%, due 6/1/35	147,287	160,726
5.50%, due 7/1/35	584,831	638,197
5.50%, due 8/1/35	121,565	132,658
5.50%, due 9/1/35	343,081	374,387
5.50%, due 4/1/36	336,654	367,374
5.50%, due 6/1/36	247,320	268,999
5.50%, due 1/1/37	404,097	440,781
5.50%, due 3/1/37	1,323,663	1,438,036
5.50%, due 4/1/37	148,103	160,901
5.50%, due 3/1/38	4,611,602	5,008,632
5.50%, due 6/1/38	349,066	379,118
5.50%, due 10/1/38	225,684	245,114
6.00%, due 6/1/16	22,602	24,540
6.00%, due 7/1/16	13,652	14,822
6.00%, due 9/1/16	13,022	14,138
6.00%, due 9/1/17	6,492	7,056
6.00%, due 7/1/36	906,681	997,066
6.00%, due 8/1/36	44,581	49,025
6.00%, due 9/1/36	244,087	268,419
6.00%, due 11/1/36	256,222	281,764
6.00%, due 12/1/36	187,521	206,214
6.00%, due 4/1/37	528,589	581,282
6.00%, due 7/1/37	1,164,914	1,279,585
6.00%, due 8/1/37	283,654	311,576
6.00%, due 12/1/37	622,397	683,664
6.00%, due 2/1/38	1,012,818	1,112,518
6.00%, due 5/1/38	522,118	573,188
6.50%, due 6/1/15	12,822	13,377
6.50%, due 2/1/28	5,886	6,666
6.50%, due 7/1/32	8,259	9,290
6.50%, due 8/1/32	122,199	137,466
6.50%, due 8/1/35	230,136	257,164
6.50%, due 9/1/35	5,873	6,563
6.50%, due 7/1/36	417,067	463,963
6.50%, due 8/1/36	134,324	149,428
6.50%, due 9/1/36	239,860	266,830
6.50%, due 10/1/36	86,224	96,395
6.50%, due 11/1/36	140,474	156,269
6.50%, due 8/1/37	5,798	6,505
6.50%, due 10/1/37	16,025	17,767
6.50%, due 11/1/37	116,097	128,715
6.50%, due 12/1/37	144,733	160,464
6.50%, due 2/1/38	346,927	384,634
7.00%, due 11/1/11	18	19
7.00%, due 9/1/37	57,423	65,876
7.00%, due 10/1/37	8,569	9,830
7.00%, due 11/1/37	262,044	300,616
7.50%, due 7/1/30	9,902	11,579
7.50%, due 7/1/31	37,647	44,080
7.50%, due 8/1/31	483	566
8.00%, due 11/1/11	26	26
8.00%, due 1/1/25	192	223
8.00%, due 6/1/25	230	268
8.00%, due 9/1/25	1,047	1,221
8.00%, due 9/1/26	6,231	7,282
8.00%, due 10/1/26	936	1,093
8.00%, due 11/1/26	1,472	1,720
8.00%, due 4/1/27	2,012	2,348
8.00%, due 6/1/27	18,700	21,828
8.00%, due 12/1/27	4,287	4,404
8.00%, due 1/1/28	30,110	35,147

		69,173,808

X Government National Mortgage Association (Mortgage Pass-Through Securities) 7.2%

4.00%, due 9/15/25	463,038	495,562
4.00%, due 5/15/39	445,144	475,687
4.00%, due 8/1/40 TBA (e)	1,500,000	1,599,844
4.00%, due 9/20/40	474,029	506,110
4.00%, due 12/1/40 TBA (e)	900,000	956,390
4.00%, due 2/20/41	971,970	1,037,749
4.00%, due 3/20/41	486,446	519,367
4.50%, due 11/15/24	450,916	486,454
4.50%, due 3/20/39	3,470,479	3,770,791
4.50%, due 8/1/39 TBA (e)	2,800,000	3,043,250
4.50%, due 10/20/39	454,062	493,354
4.50%, due 3/15/40	894,843	974,234
4.50%, due 5/1/40 TBA (e)	500,000	540,625
4.50%, due 6/20/40	475,845	516,723
4.50%, due 9/15/40	1,313,460	1,433,275
4.50%, due 10/20/40	456,298	495,497
4.50%, due 7/20/41	792,100	860,148
5.00%, due 4/20/33	163,823	181,780
5.00%, due 8/15/33	87,172	96,382
5.00%, due 2/15/36	365,411	402,305
5.00%, due 6/20/36	16,811	18,587
5.00%, due 9/15/37	82,169	90,427
5.00%, due 1/15/39	283,983	312,478
5.00%, due 5/15/39	682,269	750,738
5.00%, due 5/20/39	221,509	244,220
5.00%, due 8/15/39	830,846	918,888
5.00%, due 9/15/39	365,314	401,971
5.00%, due 9/20/40	4,238,754	4,670,702
5.50%, due 3/15/33	1,132,589	1,264,530
5.50%, due 7/15/34	285,641	318,872
5.50%, due 7/20/34	152,389	169,246
5.50%, due 9/15/35	360,708	401,939

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments†††October 31, 2011 (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)

5.50%, due 12/20/35	$354,469	$395,946
5.50%, due 1/20/39	862,514	958,856
6.00%, due 3/20/29	38,564	43,343
6.00%, due 1/15/32	72,478	81,385
6.00%, due 12/15/32	24,752	27,794
6.00%, due 3/20/33	199,981	224,412
6.00%, due 2/15/34	172,206	193,155
6.00%, due 1/20/35	106,949	120,015
6.00%, due 6/15/35	105,563	118,338
6.00%, due 9/15/35	239,377	269,620
6.00%, due 9/20/40	1,030,908	1,154,919
6.50%, due 3/20/31	25,074	28,593
6.50%, due 1/15/32	33,310	38,150
6.50%, due 6/15/35	2,284	2,581
6.50%, due 12/15/35	32,618	37,318
6.50%, due 1/15/36	228,189	257,330
6.50%, due 9/15/36	80,475	90,870
6.50%, due 9/15/37	94,699	106,863
6.50%, due 10/15/37	126,931	142,858
6.50%, due 11/15/38	387,283	436,267
7.00%, due 2/15/26	605	703
7.00%, due 6/15/29	574	671
7.00%, due 12/15/29	4,389	5,116
7.00%, due 5/15/31	2,483	2,918
7.00%, due 8/15/31	11,735	13,788
7.00%, due 8/20/31	33,919	39,726
7.00%, due 8/15/32	52,747	61,789
7.50%, due 3/15/26	4,665	5,445
7.50%, due 10/15/26	9,165	10,699
7.50%, due 11/15/26	1,319	1,540
7.50%, due 1/15/30	15,096	17,184
7.50%, due 10/15/30	7,375	8,669
7.50%, due 3/15/32	27,808	32,627
8.00%, due 6/15/26	241	285
8.00%, due 9/15/26	1,603	1,894
8.00%, due 10/15/26	384	453
8.00%, due 11/15/26	1,836	2,119
8.00%, due 5/15/27	135	158
8.00%, due 7/15/27	935	1,104
8.00%, due 9/15/27	469	555
8.00%, due 11/15/30	29,893	35,558
8.50%, due 7/15/26	1,084	1,307
8.50%, due 11/15/26	6,023	7,257

		33,428,303

X United States Treasury Bonds 5.1%
3.75%, due 8/15/41	1,860,000	2,055,300
4.25%, due 11/15/40	2,000,000	2,402,812
4.375%, due 5/15/41	4,070,000	4,995,925
4.75%, due 2/15/37	1,900,000	2,444,766
4.75%, due 2/15/41	4,455,000	5,791,500
5.25%, due 11/15/28	3,500,000	4,624,375
6.75%, due 8/15/26	1,000,000	1,492,969

		23,807,647

X United States Treasury Notes 28.6%
0.125%, due 8/31/13	4,505,000	4,494,792
0.125%, due 9/30/13	4,555,000	4,543,430
0.25%, due 10/31/13	8,300,000	8,299,751
0.25%, due 9/15/14	5,160,000	5,137,451
0.375%, due 7/31/13	9,015,000	9,035,076
0.50%, due 8/15/14	4,405,000	4,418,435
0.50%, due 10/15/14	6,500,000	6,515,730
0.625%, due 7/15/14	7,890,000	7,941,758
0.75%, due 8/15/13	7,500,000	7,566,210
1.00%, due 8/31/16	3,280,000	3,286,166
1.00%, due 9/30/16	1,100,000	1,100,770
1.00%, due 10/31/16	95,000	94,955
1.25%, due 9/30/15	6,695,000	6,845,638
1.375%, due 9/30/18	3,750,000	3,696,094
1.50%, due 6/30/16	1,695,000	1,740,562
1.50%, due 7/31/16	4,800,000	4,926,000
1.50%, due 8/31/18	600,000	597,281
1.75%, due 10/31/18	2,000,000	2,018,438
1.875%, due 9/30/17	3,000,000	3,096,564
2.125%, due 12/31/15	11,860,000	12,537,313
2.125%, due 8/15/21	3,690,000	3,673,875
2.25%, due 7/31/18	2,000,000	2,091,250
2.625%, due 8/15/20	2,500,000	2,630,273
2.625%, due 11/15/20	4,236,000	4,443,496
2.75%, due 2/28/18	1,000,000	1,081,875
3.00%, due 9/30/16	900,000	987,258
3.125%, due 1/31/17	8,700,000	9,601,946
3.125%, due 5/15/21	2,090,000	2,272,060
3.25%, due 3/31/17	2,000,000	2,221,250
3.375%, due 11/15/19	5,855,000	6,540,673

		133,436,370

Total U.S. Government & Federal Agencies (Cost $324,556,500)		336,186,539

Yankee Bonds 5.2% (f)

Banks 1.6%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	75,000	71,557
Bank of Nova Scotia 2.375%, due 12/17/13	250,000	258,043
3.40%, due 1/22/15	175,000	185,466
Barclays Bank PLC 5.125%, due 1/8/20	415,000	431,840

The notes to the financial statements are an integral part of,

22 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)

Banks (continued)

Canadian Imperial Bank of Commerce 2.35%, due 12/11/15	$100,000	$101,017
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	100,000	109,649
Credit Suisse New York 5.50%, due 5/1/14	500,000	533,216
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	368,580
Eksportfinans ASA 5.50%, due 5/25/16	100,000	115,372
Export-Import Bank of Korea 5.875%, due 1/14/15	350,000	376,674
Inter-American Development Bank 6.80%, due 10/15/25	604,000	843,236
Korea Development Bank 4.375%, due 8/10/15	200,000	208,285
5.30%, due 1/17/13	125,000	129,335
Kreditanstalt fuer Wiederaufbau 4.50%, due 7/16/18	850,000	984,970
Series G 4.875%, due 1/17/17	1,000,000	1,164,838
Landwirtschaftliche Rentenbank 3.125%, due 7/15/15	300,000	321,885
5.125%, due 2/1/17	375,000	441,274
Royal Bank of Scotland Group PLC
5.00%, due 11/12/13	100,000	96,417
5.05%, due 1/8/15	100,000	91,978
UBS A.G. 5.875%, due 7/15/16	125,000	129,130
5.875%, due 12/20/17	200,000	218,947
Westpac Banking Corp. 3.00%, due 12/9/15	300,000	304,985
4.625%, due 6/1/18	50,000	52,010

		7,538,704

Building Materials 0.0%‡
Lafarge S.A. 6.50%, due 7/15/16	50,000	51,603
7.125%, due 7/15/36	50,000	43,717

		95,320

Chemicals 0.0%‡
Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	171,780

Electric 0.0%‡
Scottish Power PLC 5.375%, due 3/15/15	100,000	106,196

Electronics 0.0%‡
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	100,000	127,793

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (c)	250,000	240,491

Forest Products & Paper 0.0%‡
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	53,758

Health Care—Products 0.1%
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	180,326

Insurance 0.0%‡
AXA S.A. 8.60%, due 12/15/30	105,000	112,921

Iron & Steel 0.1%
ArcelorMittal 5.375%, due 6/1/13	200,000	208,483
6.125%, due 6/1/18	300,000	308,136

		516,619

Media 0.1%
Thomson Corp. (The) 5.70%, due 10/1/14	50,000	55,676
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	119,671

		175,347

Mining 0.4%
Alcan, Inc. 5.00%, due 6/1/15	100,000	109,365
5.75%, due 6/1/35	50,000	57,581
Barrick Australia Finance Property, Ltd. 5.95%, due 10/15/39	150,000	174,821
Barrick Gold Finance Co. 4.875%, due 11/15/14	50,000	54,415
Inco, Ltd. 5.70%, due 10/15/15	100,000	110,137
Rio Tinto Finance USA, Ltd. 1.875%, due 11/2/15	650,000	654,127
Vale Overseas, Ltd. 6.25%, due 1/23/17	600,000	672,750
Xstrata Canada Corp. 5.50%, due 6/15/17	50,000	54,103

		1,887,299

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments†††October 31, 2011 (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Miscellaneous—Manufacturing 0.0%‡
Ingersoll-Rand Co. 4.75%, due 5/15/15	$150,000	$162,614

Multi-National 0.8%
European Investment Bank 2.25%, due 3/15/16	1,250,000	1,303,494
2.75%, due 3/23/15	500,000	529,477
2.875%, due 9/15/20	500,000	517,661
International Bank for Reconstruction & Development (zero coupon), due 3/11/31	504,000	241,901
2.125%, due 3/15/16	1,000,000	1,042,301

		3,634,834

Oil & Gas 0.8%
Apache Finance Canada Corp. 4.375%, due 5/15/15	100,000	109,950
BP Capital Markets PLC 4.50%, due 10/1/20	50,000	54,902
5.25%, due 11/7/13	250,000	270,361
Canadian Natural Resources, Ltd. 5.85%, due 2/1/35	105,000	122,268
6.50%, due 2/15/37	75,000	95,222
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	131,168
EnCana Corp. 6.50%, due 8/15/34	85,000	101,810
6.50%, due 2/1/38	125,000	151,579
Norsk Hydro ASA 7.75%, due 6/15/23	125,000	168,554
Petro-Canada 4.00%, due 7/15/13	100,000	104,210
6.05%, due 5/15/18	225,000	265,219
Petrobras International Finance Co. 5.875%, due 3/1/18	475,000	508,250
7.75%, due 9/15/14	250,000	283,750
Shell International Finance B.V. 4.30%, due 9/22/19	125,000	139,824
5.50%, due 3/25/40	200,000	249,014
Suncor Energy, Inc. 6.10%, due 6/1/18	100,000	118,345
6.50%, due 6/15/38	100,000	123,973
Talisman Energy, Inc. 5.125%, due 5/15/15	50,000	54,623
6.25%, due 2/1/38	55,000	65,155
Total Capital S.A. 2.30%, due 3/15/16	300,000	309,333
Transocean, Inc. 6.00%, due 3/15/18	125,000	132,890
7.375%, due 4/15/18	100,000	112,280

		3,672,680

Oil & Gas Services 0.0%‡
Weatherford International, Inc. 4.95%, due 10/15/13	100,000	105,650

Pharmaceuticals 0.2%
AstraZeneca PLC 6.45%, due 9/15/37	100,000	134,876
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	450,000	528,874
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	105,000	110,107

		773,857

Pipelines 0.1%
TransCanada Pipelines, Ltd. 4.875%, due 1/15/15	380,000	416,541
5.85%, due 3/15/36	100,000	121,180

		537,721

Sovereign 0.1%
Svensk Exportkredit AB 3.25%, due 9/16/14	250,000	265,527
5.125%, due 3/1/17	200,000	230,230

		495,757

Telecommunications 0.7%
America Movil S.A. de C.V. 5.75%, due 1/15/15	675,000	748,406
British Telecommunications PLC 9.875%, due 12/15/30	100,000	146,382
Deutsche Telekom International Finance B.V. 5.25%, due 7/22/13	100,000	105,704
5.75%, due 3/23/16	200,000	223,237
6.00%, due 7/8/19	250,000	290,390
France Telecom S.A. 8.50%, due 3/1/31	250,000	364,778
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	273,643
Telecom Italia Capital S.A. 4.95%, due 9/30/14	150,000	147,736
6.00%, due 9/30/34	100,000	85,817
6.375%, due 11/15/33	175,000	155,972
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	109,501
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	243,150

The notes to the financial statements are an integral part of,

24 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)

Telecommunications (continued)

Vodafone Group PLC 6.15%, due 2/27/37	$125,000	$157,495
7.875%, due 2/15/30	100,000	144,435

		3,196,646

Transportation 0.1%
Canadian National Railway Co. 6.20%, due 6/1/36	100,000	127,738
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	153,249

		280,987

Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	100,000	105,320

Total Yankee Bonds (Cost $22,254,002)		24,172,620

Total Long-Term Bonds (Cost $438,704,216)		462,657,482

Short-Term Investment 3.0%

Other Commercial Paper 3.0%
McCormick & Co. (zero coupon), due 11/1/11 (c)	13,865,000	13,865,000

Total Short-Term Investment (Cost $13,865,000)		13,865,000

Total Investments (Cost $452,569,216) (g)	102.2%	476,522,482
Other Assets, Less Liabilities	(2.2)	(10,266,872)
Net Assets	100.0%	$466,255,610

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities at October 31, 2011 is $677,238, which represents 0.1% of the Fund’s net assets.
(b)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at October 31, 2011.
(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2011 is $9,887,280, which represents 2.1% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(f)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(g)	At October 31, 2011, cost is $452,632,659 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$24,774,935
Gross unrealized depreciation	(885,112)

Net unrealized appreciation	$23,889,823

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Portfolio of Investments†††October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,681,487	$—	$1,681,487
Corporate Bonds	—	78,578,906	—	78,578,906
Foreign Government Bonds	—	9,376,526	—	9,376,526
Mortgage-Backed Securities	—	9,981,264	—	9,981,264
Municipal Bonds	—	2,680,140	—	2,680,140
U.S. Government & Federal Agencies	—	336,186,539	—	336,186,539
Yankee Bonds	—	24,172,620	—	24,172,620

Total Long-Term Bonds	—	462,657,482	—	462,657,482

Short-Term Investment
Other Commercial Paper	—	13,865,000	—	13,865,000

Total Investments in Securities	$—	$476,522,482	$—	$476,522,482

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

26 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $452,569,216)	$476,522,482
Cash	709
Receivables:
Investment securities sold	24,994,859
Interest	2,895,219
Fund shares sold	786,187
Other assets	19,248

Total assets	505,218,704

Liabilities
Payables:
Investment securities purchased	37,900,790
Fund shares redeemed	675,712
Manager (See Note 3)	120,795
Transfer agent (See Note 3)	103,456
Professional fees	37,071
Shareholder communication	35,288
NYLIFE Distributors (See Note 3)	18,827
Custodian	7,876
Trustees	2,028
Accrued expenses	4,637
Dividend payable	56,614

Total liabilities	38,963,094

Net assets	$466,255,610

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,952
Additional paid-in capital	428,913,772

428,953,724
Undistributed net investment income	129,201
Accumulated net realized gain (loss) on investments	13,219,419
Net unrealized appreciation (depreciation) on investments	23,953,266

Net assets	$466,255,610

Investor Class
Net assets applicable to outstanding shares	$6,325,802

Shares of beneficial interest outstanding	540,168

Net asset value per share outstanding	$11.71
Maximum sales charge (3.00% of offering price)	0.36

Maximum offering price per share outstanding	$12.07

Class A
Net assets applicable to outstanding shares	$82,180,329

Shares of beneficial interest outstanding	7,047,372

Net asset value per share outstanding	$11.66
Maximum sales charge (3.00% of offering price)	0.36

Maximum offering price per share outstanding	$12.02

Class I
Net assets applicable to outstanding shares	$377,749,479

Shares of beneficial interest outstanding	32,364,333

Net asset value and offering price per share outstanding	$11.67

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest (a)	$18,530,202

Expenses
Manager (See Note 3)	1,958,729
Transfer agent (See Note 3)	674,651
Distribution/Service—Investor Class (See Note 3)	14,446
Distribution/Service—Class A (See Note 3)	196,716
Custodian	92,254
Professional fees	89,400
Shareholder communication	69,905
Registration	66,477
Trustees	14,873
Miscellaneous	23,871

Total expenses before waiver/reimbursement	3,201,322
Expense waiver/reimbursement from Manager (See Note 3)	(490,540)

Net expenses	2,710,782

Net investment income (loss)	15,819,420

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	13,446,478
Net change in unrealized appreciation (depreciation) on investments	(7,141,595)

Net realized and unrealized gain (loss) on investments	6,304,883

Net increase (decrease) in net assets resulting from operations	$22,124,303

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,440.

The notes to the financial statements are an integral part of,

28 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,819,420	$19,199,592
Net realized gain (loss) on investments	13,446,478	13,645,281
Net change in unrealized appreciation (depreciation) on investments	(7,141,595)	9,685,940

Net increase (decrease) in net assets resulting from operations	22,124,303	42,530,813

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(141,927)	(144,231)
Class A	(2,037,380)	(2,505,556)
Class I	(14,005,150)	(16,548,311)

	(16,184,457)	(19,198,098)

From net realized gain on investments:
Investor Class	(128,316)	(6,059)
Class A	(1,810,224)	(111,528)
Class I	(11,260,357)	(667,928)

	(13,198,897)	(785,515)

Total dividends and distributions to shareholders	(29,383,354)	(19,983,613)

Capital share transactions:
Net proceeds from sale of shares	173,793,304	213,604,394
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	28,225,481	19,405,315
Cost of shares redeemed	(345,289,145)	(189,285,237)

Increase (decrease) in net assets derived from capital share transactions	(143,270,360)	43,724,472

Net increase (decrease) in net assets	(150,529,411)	66,271,672
Net Assets
Beginning of year	616,785,021	550,513,349

End of year	$466,255,610	$616,785,021

Undistributed net investment income at end of year	$129,201	$315,578

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$11.81	$11.38	$10.37	$10.97

Net investment income (loss)	0.28	0.32	0.40	0.30
Net realized and unrealized gain (loss) on investments	0.15	0.45	1.02	(0.60)

Total from investment operations	0.43	0.77	1.42	(0.30)

Less dividends and distributions:
From net investment income	(0.28)	(0.32)	(0.41)	(0.30)
From net realized gain on investments	(0.25)	(0.02)	—	—

Total dividends and distributions	(0.53)	(0.34)	(0.41)	(0.30)

Net asset value at end of period	$11.71	$11.81	$11.38	$10.37

Total investment return (a)	3.88%	6.88%	13.87%	(2.76	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39%	2.81%	3.66%	4.26	% ††
Net expenses	0.92%	0.92%	0.92%	0.92	% ††
Expenses (before waiver/reimbursement)	1.10%	1.15%	1.28%	1.27	% ††
Portfolio turnover rate (c)	106%	115%	61%	66%
Net assets at end of period (in 000’s)	$6,326	$5,985	$4,279	$2,874

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 95%, 105%, 56% and 62% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

30 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.76	$11.33	$10.33	$10.70	$10.69

Net investment income (loss)	0.29	0.34	0.41	0.47	0.47
Net realized and unrealized gain (loss) on investments	0.16	0.45	1.01	(0.36)	0.02

Total from investment operations	0.45	0.79	1.42	0.11	0.49

Less dividends and distributions:
From net investment income	(0.30)	(0.34)	(0.42)	(0.48)	(0.48)
From net realized gain on investments	(0.25)	(0.02)	—	—	—

Total dividends and distributions	(0.55)	(0.36)	(0.42)	(0.48)	(0.48)

Net asset value at end of year	$11.66	$11.76	$11.33	$10.33	$10.70

Total investment return (a)	4.05%	7.04%	13.93%	0.88%	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	2.94%	3.76%	4.35%	4.40%
Net expenses	0.78%	0.80%	0.82%	0.82%	0.82%
Expenses (before waiver/reimbursement)	0.78%	0.80%	0.88%	0.88%	0.93%
Portfolio turnover rate (b)	106%	115%	61%	66%	121%
Net assets at end of year (in 000’s)	$82,180	$87,750	$77,595	$61,775	$57,604

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 95%, 105%, 56%, 62% and 116% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.77	$11.34	$10.33	$10.70	$10.69

Net investment income (loss)	0.33	0.38	0.46	0.51	0.51
Net realized and unrealized gain (loss) on investments	0.16	0.45	1.01	(0.37)	0.02

Total from investment operations	0.49	0.83	1.47	0.14	0.53

Less dividends and distributions:
From net investment income	(0.34)	(0.38)	(0.46)	(0.51)	(0.52)
From net realized gain on investments	(0.25)	(0.02)	—	—	—

Total dividends and distributions	(0.59)	(0.40)	(0.46)	(0.51)	(0.52)

Net asset value at end of year	$11.67	$11.77	$11.34	$10.33	$10.70

Total investment return (a)	4.41%	7.43%	14.47%	1.25%	5.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.88%	3.31%	4.15%	4.74%	4.79%
Net expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before reimbursement/waiver)	0.53%	0.55%	0.63%	0.56%	0.53%
Portfolio turnover rate (b)	106%	115%	61%	66%	121%
Net assets at end of year (in 000’s)	$377,749	$523,050	$468,639	$381,086	$398,047

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 95%, 105%, 56%, 62% and 116% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The notes to the financial statements are an integral part of,

32 MainStay Indexed Bond Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds,

mainstayinvestments.com    33

Notes to Financial Statements (continued)

convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and

34    MainStay Indexed Bond Fund

premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(J) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no

mainstayinvestments.com    35

Notes to Financial Statements (continued)

assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.35% for the year ended October 31, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $1,958,729 and waived its fees and/or reimbursed expenses in the amount of $490,540.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,208 and $8,228, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $216 for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$25,461

Class A	92,050

Class I	557,140

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,423	0.0	%‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,741. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

36    MainStay Indexed Bond Fund

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$3,480,179	$9,988,498	$(56,614)	$23,889,823	$37,301,886

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, basis adjustment due to class action payments and premium amortization adjustments.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed Net	Net Realized	Additional
Investment	Gain (Loss) on	Paid-In
Income (Loss)	Investments	Capital

$178,660	$(178,660)	$—

The reclassifications for the Fund are primarily due to reclassification of consent fee and reclassification of mortgage dollar roll income.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$23,991,093	$19,198,098
Long-Term Capital Gain	5,392,261	785,515

Total	$29,383,354	$19,983,613

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of U.S. government securities were $561,741 and $672,475, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $25,727 and $64,423, respectively.

mainstayinvestments.com    37

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	219,195	$2,532,066
Shares issued to shareholders in reinvestment of dividends and distributions	23,469	266,387
Shares redeemed	(186,847)	(2,140,847)

Net increase (decrease) in shares outstanding before conversion	55,817	657,606
Shares converted into Investor Class (See Note 1)	21,199	244,765
Shares converted from Investor Class (See Note 1)	(43,572)	(501,330)

Net increase (decrease)	33,444	$401,041

Year ended October 31, 2010:
Shares sold	204,356	$2,349,296
Shares issued to shareholders in reinvestment of dividends and distributions	12,770	147,438
Shares redeemed	(77,270)	(891,873)

Net increase (decrease) in shares outstanding before conversion	139,856	1,604,861
Shares converted into Investor Class (See Note 1)	17,718	204,748
Shares converted from Investor Class (See Note 1)	(26,828)	(308,609)

Net increase (decrease)	130,746	$1,501,000

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,998,270	$34,560,967
Shares issued to shareholders in reinvestment of dividends and distributions	311,764	3,523,509
Shares redeemed	(3,745,725)	(42,830,453)

Net increase (decrease) in shares outstanding before conversion	(435,691)	(4,745,977)
Shares converted into Class A (See Note 1)	43,762	501,330
Shares converted from Class A (See Note 1)	(21,291)	(244,765)

Net increase (decrease)	(413,220)	$(4,489,412)

Year ended October 31, 2010:
Shares sold	3,367,729	$38,621,093
Shares issued to shareholders in reinvestment of dividends and distributions	201,269	2,311,902
Shares redeemed	(2,938,502)	(33,840,358)

Net increase (decrease) in shares outstanding before conversion	630,496	7,092,637
Shares converted into Class A (See Note 1)	26,937	308,609
Shares converted from Class A (See Note 1)	(17,795)	(204,748)
Shares converted from Class A (a)	(25,085)	(282,703)

Net increase (decrease)	614,553	$6,913,795

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	11,967,661	$136,700,271
Shares issued to shareholders in reinvestment of dividends and distributions	2,160,150	24,435,585
Shares redeemed	(26,194,037)	(300,317,845)

Net increase (decrease)	(12,066,226)	$(139,181,989)

Year ended October 31, 2010:
Shares sold	15,072,713	$172,634,005
Shares issued to shareholders in reinvestment of dividends and distributions	1,474,481	16,945,975
Shares redeemed	(13,455,611)	(154,553,006)

Net increase (decrease) in shares outstanding before conversion	3,091,583	35,026,974
Shares converted into Class I (a)	25,062	282,703

Net increase (decrease)	3,116,645	$35,309,677

(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, you may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.

38    MainStay Indexed Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    39

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $5,392,261 as a long term capital gain distribution.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40    MainStay Indexed Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    41

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

42    MainStay Indexed Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    43

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

44    MainStay Indexed Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24950 MS284-11	MSIN11-12/11
NB3

MainStay Intermediate Term Bond Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	23

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	40

Federal Income Tax Information	41

Proxy Voting Policies and Procedures and Proxy Voting Record	41

Shareholder Reports and Quarterly Portfolio Disclosure	41

Board Members and Officers	42

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–0.20%	5.36%	4.33%	1.17%
		Excluding sales charges	4.51	6.33	4.81	1.17

Class A Shares[4]	Maximum 4.5% Initial Sales Charge	With sales charges	–0.08	5.46	4.38	1.06
		Excluding sales charges	4.63	6.44	4.86	1.06

Class B Shares[4]	Maximum 5% CDSC	With sales charges	–1.24	5.19	4.04	1.91
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	3.74	5.51	4.04	1.91

Class C Shares[4]	Maximum 1% CDSC	With sales charges	2.74	5.53	4.05	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges	3.74	5.53	4.05	1.91

Class I Shares	No Sales Charge		4.97	6.78	5.21	0.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Barclays Capital U.S. Aggregate Bond Index[5]	5.00%	6.41%	5.46%

Average Lipper Intermediate Investment Grade Debt Fund[6]	3.94	5.57	4.87

5.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Intermediate Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Intermediate Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,033.00	$5.18	$1,020.10	$5.14

Class A Shares	$1,000.00	$1,033.70	$4.66	$1,020.60	$4.63

Class B Shares	$1,000.00	$1,029.30	$8.95	$1,016.40	$8.89

Class C Shares	$1,000.00	$1,028.30	$9.00	$1,016.30	$8.94

Class I Shares	$1,000.00	$1,034.30	$3.08	$1,022.20	$3.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Investor Class, 0.91% for Class A, 1.75% for Class B, 1.76% for Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Corporate Bonds	46.9
U.S. Government & Federal Agencies	33.1
Short-Term Investment	9.9
Yankee Bonds	8.4
Mortgage-Backed Securities	7.9
Municipal Bonds	0.6
Asset-Backed Securities	0.4
Foreign Government Bond	0.0
Warrants	0.0
Future Contracts	0.0
Other Assets, Less Liabilities	(7.2)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 2/1/17–3/1/41
2.	United States Treasury Bonds, 3.75%–6.25%, due 5/15/30–8/15/41
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%–6.50%, due 1/1/21–6/1/41
4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–12.50%, due 1/15/14–11/20/40
5.	Federal National Mortgage Association, 1.60%, due 11/23/15
6.	General Electric Capital Corp., 2.25%–5.40%, due 11/9/15–2/15/17
7.	Kraft Foods, Inc., 6.125%–7.00%, due 2/1/18–8/11/37
8.	AgriBank FCB, 9.125%, due 7/15/19
9.	Freddie Mac (Collateralized Mortgage Obligations), 5.00%, due 9/15/31–6/15/34
10.	Greenwich Capital Commercial Funding Corp., 5.224%–5.317%, due 6/10/36–4/10/37

8    MainStay Intermediate Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Gary Goodenough, Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Intermediate Term Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 4.51% for Investor Class shares, 4.63% for Class A shares and 3.74% for Class B shares and Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 4.97%. Class B shares and Class C shares underperformed—and all other share classes outperformed—the 3.94% return of the average Lipper1 intermediate investment grade debt fund for the 12-month reporting period. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index2 for the 12 months ended October 31, 2011. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

For the latter half of the reporting period, the Fund maintained a shorter duration3 than the Barclays Capital U.S. Aggregate Bond Index. This detracted from relative performance because the benchmark benefited more robustly as U.S. Treasury yields fell. Our yield curve4 positioning was also a drag on performance relative to the benchmark.

Along the corporate credit curve, we anticipated better return potential in the center relative to shorter-and longer-term areas of the curve. We assumed an overweight position at the center of the yield curve in relation to the benchmark’s curve distri-bution, and this positioning slowed performance because the long end of the yield curve—and not the center—led the rally during the second half of the reporting period.

Partially offsetting these factors was the yield advantage imparted by overweight positions in credit-related sectors (investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities). An underweight position in residential mortgage-backed securities, which were disturbed by interest-rate volatility, also added value. Issue selection contributed positively across all sectors, although these effects were not as substantial contributors to relative performance as sector weighting.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration that tracks the duration of the Barclays Capital U.S. Aggregate Bond Index within 10%. At the end of the reporting period, the Fund had a 4.9 year duration, which was roughly two-tenths of a year shorter than the benchmark. The Fund’s duration started the reporting period closer to neutral, and we kept it there for most of the first half of the reporting period. In the second half of the reporting period, we felt that rates were too low and were posi-tioned to rise, so we shortened the Fund’s duration relative to the benchmark. Unfortunately, this adjustment came too early.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have superior returns relative to government-related debt for three reasons. First, the prospects of the credit-related sectors were aligned with a decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that low interest rates would be likely to spark healthy demand for higher-yield products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In turn, these improving credit fundamentals supported a narrowing of spreads alongside a favorable supply/demand balance for corporate bonds.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, overweight positions relative to the benchmark in moderate-quality corporate bonds and commercial mortgage-backed securities originated between 2005 and 2007 were positive contributors to performance because of their respective yields. For corporate bonds, the best performing sectors for the Fund were commodities, as illustrated by mining company Anglo American and chemicals company Incitec Pivot Finance, both of which benefited from higher raw material prices. Incitec Pivot Finance was sold during the reporting period. The Fund’s pipeline holdings, such as Panhandle East and Williams, were helped by elevated energy prices. Consumer-related holdings, including food manufacturer Kraft Foods and telecommunications company Corning, performed well given their stable, recurring cash flows.

On the negative side, some corporate bonds in the Fund were exposed to Eurozone countries whose economies were under

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com    9

stress. Three examples that detracted from performance were Irish financial services provider Irish Life and Permanent, European energy company (with North African interests) Eni SPA and Italian telecommunication company Telecom Italia Capital S.A. Certain emerging-market credits were a drag on the Fund’s results, such as oil & gas companies CNOOC Finance and Petroleum Co. of Trinidad & Tobago, which were both hurt by spillover from unrest in the Middle East and North Africa. The Fund’s exposure to large, multinational financial institutions, such as Bank of America and Goldman Sachs Group, was negatively affected by contagion fears related to events in Europe. This also detracted from performance. Volatile prices of corporate bonds in retail (such as JC Penney and Sears) and wireless telecommunications (such as Sprint Nextel and Metro PCS Wireless) reflected more modest expectations for improvement in consumer spending. Higher costs associated with the integration of recent acquisitions weighed on the performance of Frontier Communications, a BB-rated5 company, which had a sizeable allocation in the Fund.

The Fund’s underweight position in residential mortgage-backed securities relative to the Barclays Capital U.S. Aggregate Bond Index was a positive contributor to performance. Historically low mortgage rates made the prepayment option embedded in the securities more costly from the investor’s perspective. In turn, investor demand for the sector waned, causing mortgage-backed securities to underperform comparable-duration Treasury securities.

How did the Fund’s sector weightings change during the reporting period?

We modestly reduced the Fund’s credit exposure by reallocating 8% of its assets from investment-grade corporate bonds to U.S. Treasury securities, agency debentures, agency mortgage pass-throughs6 and cash. We also used these trades to shorten the Fund’s duration during the second half of the reporting period and to reduce the Fund’s exposure to the Eurozone. Aside from this trade, designed to reduce the Fund’s risk profile, other activity generally fell into three categories: corporate-bond swaps to execute relative-value ideas, purchases of agency mortgage-backed securities to recycle mortgage principal payments and mortgage dollar rolls.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund held overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds and commercial mortgage-backed securities. On the same date, the Fund held underweight positions relative to the benchmark in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. In light of wider spreads, the Fund’s performance was slowed by emphasizing credit-sensitive and commercial sectors and by de-emphasizing U.S. Treasury securities.

5. An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, an obligation rated ‘BB’ faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6. Pass-through mortgages consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Intermediate Term Bond Fund

Portfolio of Investments††† October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 97.3%† Asset-Backed Securities 0.4%

Credit Cards 0.1%
Chase Issuance Trust Series 2006-C4, Class C4 0.533%, due 1/15/14 (a)	$750,000	$749,954

Diversified Financial Services 0.1%
Dominos Pizza Master Issuer LLC Series 2007-1, Class A2 5.261%, due 4/25/37 (b)	550,000	553,438

Home Equity 0.0%‡
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (c)	102,806	103,032

Utilities 0.2%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	675,000	812,953

Total Asset-Backed Securities (Cost $2,077,525)		2,219,377

Corporate Bonds 46.9%

Advertising 0.2%
Lamar Media Corp. 9.75%, due 4/1/14	1,175,000	1,292,500

Aerospace & Defense 0.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	589,000	605,198

Agriculture 0.9%
Altria Group, Inc. 9.25%, due 8/6/19	470,000	624,796
Bunge, Ltd. Finance Corp. 4.10%, due 3/15/16	2,200,000	2,265,536
5.10%, due 7/15/15	2,000,000	2,095,178
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	867,689

		5,853,199

Apparel 0.2%
Unifi, Inc. 11.50%, due 5/15/14	6,000	6,075
VF Corp. 3.50%, due 9/1/21	1,360,000	1,379,366

		1,385,441

Auto Manufacturers 0.5%
Nissan Motor Acceptance Corp. 4.50%, due 1/30/15 (b)	3,240,000	3,403,264

Auto Parts & Equipment 0.0%‡
FleetPride Corp. 11.50%, due 10/1/14 (b)	25,000	24,375

Banks 5.0%
X AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,509,074
Ally Financial, Inc. 7.50%, due 9/15/20	295,000	297,950
Bank of America Corp. 5.75%, due 8/15/16	1,400,000	1,370,723
Citigroup, Inc. 8.50%, due 5/22/19	552,500	683,674
Discover Bank/Greenwood DE 7.00%, due 4/15/20	3,550,000	3,707,194
8.70%, due 11/18/19	2,000,000	2,262,080
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,574,416
Goldman Sachs Group, Inc. (The) 5.95%, due 1/18/18	1,000,000	1,051,442
JPMorgan Chase & Co. 5.125%, due 9/15/14	2,140,000	2,278,077
5.15%, due 10/1/15	1,000,000	1,062,047
KeyBank N.A. 5.80%, due 7/1/14	3,765,000	4,055,861
Morgan Stanley 4.75%, due 4/1/14	3,135,000	3,149,967
5.625%, due 9/23/19	285,000	281,416
6.00%, due 5/13/14	1,490,000	1,547,974
6.00%, due 4/28/15	300,000	316,177

		31,148,072

Beverages 1.4%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, due 11/15/14	2,500,000	2,812,618
7.75%, due 1/15/19	2,000,000	2,614,718
Constellation Brands, Inc. 7.25%, due 9/1/16	1,723,000	1,884,531
8.375%, due 12/15/14	1,061,000	1,188,320

		8,500,187

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Building Materials 0.1%
Texas Industries, Inc. 9.25%, due 8/15/20	$400,000	$364,000
USG Corp. 6.30%, due 11/15/16	630,000	486,675

		850,675

Chemicals 1.0%
Dow Chemical Co. (The) 5.90%, due 2/15/15	2,005,000	2,231,254
8.55%, due 5/15/19	1,015,000	1,318,576
Nalco Co. 8.25%, due 5/15/17	1,077,000	1,195,470
Olin Corp. 8.875%, due 8/15/19	170,000	185,300
Westlake Chemical Corp. 6.625%, due 1/15/16	1,093,000	1,103,930

		6,034,530

Coal 0.3%
Consol Energy, Inc. 6.375%, due 3/1/21 (b)	515,000	512,425
8.00%, due 4/1/17	805,000	881,475
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	482,895
7.875%, due 11/1/26	15,000	16,537

		1,893,332

Commercial Services 0.2%
Corrections Corp. of America 7.75%, due 6/1/17	174,000	188,355
Lender Processing Services, Inc. 8.125%, due 7/1/16	885,000	871,725
PHH Corp. 9.25%, due 3/1/16	360,000	370,800
Quebecor World, Inc. (Litigation Recovery Trust-Escrow Shares) 9.75%, due 8/1/49 (b)(d)(e)(f)	15,000	240
Service Corp. International 7.625%, due 10/1/18	10,000	10,975

		1,442,095

Computers 0.8%
Hewlett-Packard Co. 2.20%, due 12/1/15	4,000,000	4,012,408
6.125%, due 3/1/14	350,000	385,724
iGate Corp. 9.00%, due 5/1/16 (b)	310,000	308,450
SunGard Data Systems, Inc. 4.875%, due 1/15/14	10,000	10,050

		4,716,632

Cosmetics & Personal Care 0.3%
Procter & Gamble Co. (The) 1.45%, due 8/15/16	1,860,000	1,863,419

Diversified Financial Services 2.0%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,098,754
Citigroup, Inc. 5.00%, due 9/15/14	1,250,000	1,273,738
X General Electric Capital Corp. 2.25%, due 11/9/15	5,000,000	5,007,635
5.40%, due 2/15/17	2,985,000	3,323,221

		12,703,348

Electric 3.9%
AES Corp. (The) 7.75%, due 10/15/15	1,000,000	1,075,000
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (b)	1,605,000	1,747,640
Calpine Construction Finance Co., L.P. and CCFC Finance Corp. 8.00%, due 6/1/16 (b)	1,111,000	1,183,215
CMS Energy Corp. 6.25%, due 2/1/20	2,015,000	2,144,780
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (b)	3,000,000	2,960,688
Entergy Corp. 3.625%, due 9/15/15	5,220,000	5,269,616
Ipalco Enterprises, Inc. 5.00%, due 5/1/18 (b)	1,000,000	1,015,000
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,383,845
OGE Energy Corp. 5.00%, due 11/15/14	1,420,000	1,544,018
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	721,754
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	1,000	985
Toledo Edison Co. (The) 7.25%, due 5/1/20	780,000	975,413

		24,021,954

Electrical Components & Equipment 0.2%
Belden, Inc. 7.00%, due 3/15/17	1,155,000	1,160,775
9.25%, due 6/15/19	137,000	146,590

		1,307,365

Entertainment 0.4%
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (b)	1,000,000	1,052,500

The notes to the financial statements are an integral part of,

12 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Entertainment (continued)

Peninsula Gaming LLC 8.375%, due 8/15/15	$1,136,000	$1,167,240

		2,219,740

Environmental Controls 0.2%
Clean Harbors, Inc. 7.625%, due 8/15/16	1,250,000	1,321,875

Finance—Auto Loans 0.8%
Ford Motor Credit Co. LLC 3.875%, due 1/15/15	4,860,000	4,862,386

Finance—Commercial 0.2%
Textron Financial Corp. 5.40%, due 4/28/13	1,305,000	1,337,414

Finance—Investment Banker/Broker 0.8%
Bear Stearns Cos., Inc. (The) 5.30%, due 10/30/15	1,549,000	1,674,207
7.25%, due 2/1/18	275,000	323,848
Jefferies Group, Inc. 8.50%, due 7/15/19	800,000	861,739
Merrill Lynch & Co., Inc. 5.70%, due 5/2/17	625,000	601,915
6.15%, due 4/25/13	790,000	811,134
Merrill Lynch & Co., Inc. Series C 5.00%, due 2/3/14	800,000	811,544

		5,084,387

Finance—Leasing Companies 0.5%
International Lease Finance Corp. 5.625%, due 9/20/13	1,010,000	994,850
5.75%, due 5/15/16	2,070,000	1,953,014

		2,947,864

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	750,000	732,811

Food 2.2%
Cargill, Inc. 4.307%, due 5/14/21 (b)	3,000,000	3,238,920
6.00%, due 11/27/17 (b)	1,050,000	1,241,389
7.35%, due 3/6/19 (b)	540,000	682,534
X Kraft Foods, Inc. 6.125%, due 2/1/18	5,020,000	5,921,080
7.00%, due 8/11/37	1,260,000	1,673,903
Smithfield Foods, Inc. 10.00%, due 7/15/14	570,000	662,625
Tyson Foods, Inc. 10.50%, due 3/1/14	225,000	261,000

		13,681,451

Forest Products & Paper 0.0%‡
Georgia-Pacific Corp. 8.875%, due 5/15/31	50,000	72,522

Health Care—Services 1.7%
Centene Corp. 5.75%, due 6/1/17	785,000	788,925
CIGNA Corp. 4.375%, due 12/15/20	875,000	896,129
Coventry Health Care, Inc. 5.95%, due 3/15/17	1,635,000	1,837,022
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	455,000	487,987
HCA, Inc. 5.75%, due 3/15/14	11,000	11,248
6.50%, due 2/15/16	177,000	181,536
8.50%, due 4/15/19	888,000	976,800
Roche Holdings, Inc. 6.00%, due 3/1/19 (b)	1,775,000	2,152,132
WellPoint, Inc. 5.25%, due 1/15/16	1,895,000	2,130,461
5.875%, due 6/15/17	1,000,000	1,152,579

		10,614,819

Household Products & Wares 0.9%
Spectrum Brands, Inc. 9.50%, due 6/15/18	939,000	1,042,290
Tupperware Brands Corp. 4.75%, due 6/1/21 (b)	4,385,000	4,343,285

		5,385,575

Insurance 2.8%
American International Group, Inc. 4.875%, due 9/15/16	2,750,000	2,687,592
Genworth Financial, Inc. 7.20%, due 2/15/21	480,000	433,155
8.625%, due 12/15/16	4,300,000	4,367,325
Health Care Service Corp. 4.70%, due 1/15/21 (b)	1,500,000	1,643,439
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,420,945
Teachers Insurance & Annuity Association of America 6.85%, due 12/16/39 (b)	4,500,000	5,724,319
Unum Group 7.125%, due 9/30/16	750,000	860,312

		17,137,087

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Internet 0.2%
Expedia, Inc. 8.50%, due 7/1/16 (b)	$993,000	$1,094,631

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,166,000	1,229,282

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (b)	430,000	503,100
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (b)	250,000	289,148

		792,248

Lodging 0.2%
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 2.847%, due 3/15/14 (a)(b)	10,000	9,325
Sheraton Holding Corp. 7.375%, due 11/15/15	332,000	366,030
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	856,000	950,160

		1,325,515

Media 2.7%
Charter Communications Operating LLC 8.00%, due 4/30/12 (b)	1,141,000	1,166,672
CSC Holdings LLC 8.50%, due 6/15/15	1,067,000	1,157,695
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,203,765
DISH DBS Corp. 7.125%, due 2/1/16	480,000	510,000
NBC Universal Media LLC 5.15%, due 4/30/20	2,900,000	3,259,078
Time Warner Cable, Inc. 8.25%, due 2/14/14	2,535,000	2,892,671
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,578,279

		16,768,160

Mining 0.1%
Alcoa, Inc. 5.90%, due 2/1/27	560,000	555,443

Miscellaneous—Manufacturing 0.4%
Actuant Corp. 6.875%, due 6/15/17	1,014,000	1,039,350
SPX Corp. 7.625%, due 12/15/14	1,100,000	1,188,000

		2,227,350

Office & Business Equipment 0.7%
Xerox Corp. 4.25%, due 2/15/15	4,055,000	4,275,912

Oil & Gas 2.0%
Chesapeake Energy Corp. 6.50%, due 8/15/17	192,000	206,400
9.50%, due 2/15/15	1,060,000	1,213,700
Concho Resources, Inc. 7.00%, due 1/15/21	345,000	372,600
8.625%, due 10/1/17	391,000	426,190
Forest Oil Corp. 8.00%, due 12/15/11	10,000	10,063
Frontier Oil Corp. 8.50%, due 9/15/16	601,000	634,055
KazMunaiGaz Finance Sub B.V. 11.75%, due 1/23/15 (b)	165,000	200,475
Newfield Exploration Co. 6.625%, due 9/1/14	100,000	101,000
6.625%, due 4/15/16	2,865,000	2,947,369
Pemex Project Funding Master Trust 6.625%, due 6/15/35	25,000	27,250
Plains Exploration & Production Co. 7.625%, due 4/1/20	500,000	540,000
7.75%, due 6/15/15	813,000	843,487
Questar Market Resources, Inc. 6.05%, due 9/1/16 (f)	2,000,000	2,076,000
6.80%, due 3/1/20 (f)	1,306,000	1,413,288
Tesoro Corp. 6.50%, due 6/1/17	670,000	676,700
Whiting Petroleum Corp. 7.00%, due 2/1/14	855,000	923,400

		12,611,977

Oil & Gas Services 0.3%
Halliburton Co. 6.15%, due 9/15/19	1,350,000	1,664,593

Packaging & Containers 0.1%
Greif, Inc. 6.75%, due 2/1/17	320,000	336,000

Pharmaceuticals 0.3%
Cardinal Health, Inc. 4.625%, due 12/15/20	1,000,000	1,081,043
Medco Health Solutions, Inc. 7.25%, due 8/15/13	155,000	169,145

The notes to the financial statements are an integral part of,

14 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Pharmaceuticals (continued)

Valeant Pharmaceuticals International 6.75%, due 10/1/17 (b)	$500,000	$500,000

		1,750,188

Pipelines 2.7%
Boardwalk Pipelines, L.P. 5.875%, due 11/15/16	2,445,000	2,715,586
Copano Energy LLC/Copano Energy Finance Corp. 7.125%, due 4/1/21	628,000	642,130
7.75%, due 6/1/18	110,000	114,950
Energy Transfer Partners, L.P. 6.05%, due 6/1/41	325,000	334,023
8.50%, due 4/15/14	295,000	335,165
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	4,185,000	4,707,493
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (b)	3,720,000	3,813,000
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.25%, due 6/15/22	529,000	542,225
6.75%, due 11/1/20	145,000	152,250
ONEOK, Inc. 6.00%, due 6/15/35	1,425,000	1,593,298
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	600,000	728,642
Plains All American Pipeline, L.P./PAA Finance Corp. 5.75%, due 1/15/20	1,117,000	1,258,677

		16,937,439

Real Estate Investment Trusts 1.5%
Equity One, Inc. 6.25%, due 12/15/14	850,000	905,038
HCP, Inc. 6.30%, due 9/15/16	540,000	581,779
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	2,868,462
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19 (b)	35,000	35,438
6.875%, due 11/1/14	10,000	10,138
Host Marriott, L.P. 6.375%, due 3/15/15	1,165,000	1,185,387
Series Q 6.75%, due 6/1/16	1,062,000	1,099,170
ProLogis, L.P. 7.375%, due 10/30/19	2,000,000	2,271,000
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	144,588

		9,101,000

Retail 2.1%
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.25%, due 8/20/19	532,000	526,680
CVS Caremark Corp. 5.75%, due 6/1/17	575,000	671,392
5.789%, due 1/10/26 (b)(f)	88,958	92,707
Home Depot, Inc. 5.40%, due 3/1/16	410,000	467,871
HSN, Inc. 11.25%, due 8/1/16	375,000	416,250
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	439,000	439,000
Limited Brands, Inc. 8.50%, due 6/15/19	127,000	147,955
Nordstrom, Inc. 7.00%, due 1/15/38	2,005,000	2,572,537
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	3,955,000	3,970,246
Penske Auto Group, Inc. 7.75%, due 12/15/16	686,000	703,150
Sears Holdings Corp. 6.625%, due 10/15/18	2,950,000	2,544,375
TJX Cos., Inc. 6.95%, due 4/15/19	330,000	414,558

		12,966,721

Savings & Loans 0.2%
Amsouth Bank/Birmingham AL 5.20%, due 4/1/15	1,435,000	1,334,550

Telecommunications 4.4%
Alltel Corp. 6.50%, due 11/1/13	2,635,000	2,875,900
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,828,501
AT&T, Inc. 2.40%, due 8/15/16	2,160,000	2,208,136
3.875%, due 8/15/21	2,465,000	2,566,878
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	2,028,108
Corning, Inc. 6.625%, due 5/15/19	500,000	607,292
8.875%, due 8/15/21	1,789,000	2,475,976
Crown Castle International Corp. 7.125%, due 11/1/19	243,000	263,048
EH Holding Corp. 6.50%, due 6/15/19 (b)	526,000	537,835
7.625%, due 6/15/21 (b)	125,000	129,375

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Telecommunications (continued)

Frontier Communications Corp. 8.25%, due 4/15/17	$1,000,000	$1,067,500
8.75%, due 4/15/22	3,720,000	3,943,200
GCI, Inc. 8.625%, due 11/15/19	1,187,000	1,273,057
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	940,000
Nextel Communications, Inc. 5.95%, due 3/15/14	204,000	194,820
NII Capital Corp. 7.625%, due 4/1/21	500,000	515,000
SBA Telecommunications, Inc. 8.00%, due 8/15/16	86,000	92,450
8.25%, due 8/15/19	1,070,000	1,168,975
Sprint Capital Corp. 6.875%, due 11/15/28	430,000	313,900
8.75%, due 3/15/32	500,000	415,000
Sprint Nextel Corp. 8.375%, due 8/15/17	139,000	127,880
tw telecom holdings, Inc. 8.00%, due 3/1/18	960,000	1,017,600

		27,590,431

Textiles 0.9%
Cintas Corp. No 2 2.85%, due 6/1/16	5,480,000	5,631,840

Transportation 0.1%
Burlington Northern Santa Fe 5.65%, due 5/1/17	455,000	523,364
Kansas City Southern Railway 8.00%, due 6/1/15	175,000	186,375

		709,739

Total Corporate Bonds (Cost $276,639,748)		291,346,536

Foreign Government Bond 0.0%‡

Venezuela 0.0%‡
Republic of Venezuela 6.00%, due 12/9/20	169,000	100,978

Total Foreign Government Bond (Cost $129,713)		100,978

Mortgage-Backed Securities 7.9%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.9%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A2 5.001%, due 10/10/45	41,356	41,363
Series 2007-2, Class A4 5.645%, due 4/10/49 (g)	2,560,000	2,730,499
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.475%, due 12/25/36 (a)(b)(e)	176,303	123,423
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	2,550,000	2,803,513
Series 2007-PW16, Class A4 5.715%, due 6/11/40 (g)	2,270,000	2,482,279
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.072%, due 12/10/49 (g)	1,300,000	1,434,672
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	3,390,000	3,679,618
Commercial Mortgage Loan Trust 6.006%, due 12/10/49 (g)	2,275,000	2,425,220
Country Wide Alternative Loan Trust Series 2005-76, Class 2A1 1.23%, due 2/25/36 (a)	2,539,476	1,531,538
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	470,000	504,531
X Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5 5.224%, due 4/10/37 (g)	2,960,000	3,162,165
Series 2004-GG1, Class A7 5.317%, due 6/10/36 (a)	3,275,000	3,495,398
GS Mortgage Securities Corp. Series 2004-GG2, Class A6 5.396%, due 8/10/38 (g)	3,060,000	3,283,594
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4 5.553%, due 4/10/38 (a)	2,919,880	3,148,431
Series 2007-GG10, Class A4 5.79%, due 8/10/45 (g)	3,095,000	3,295,717
Harborview Mortgage Loan Trust Series 2005-11, Class 2A1A 0.554%, due 8/19/45 (a)	65,144	43,861

The notes to the financial statements are an integral part of,

16 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)

JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDPX, Class A3 5.42%, due 1/15/49	$2,565,000	$2,725,566
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,260,000	2,380,969
JP Morgan Mortgage Trust
Series 2007-S3, Class 1A96 6.00%, due 8/25/37	645,612	537,838
Series 2007-S3, Class 1A97 6.00%, due 8/25/37	1,420,347	1,183,248
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (a)	1,680,000	1,800,579
Morgan Stanley Capital I Series 2007-IQ15, Class A4 5.884%, due 6/11/49 (g)	2,585,000	2,789,223
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.59%, due 2/25/42 (a)(b)(e)(f)	423,700	381,330
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (b)	160,000	178,300
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4 5.899%, due 2/15/51 (g)	990,000	1,053,016
WaMu Mortgage Pass-Through Certificate Series 2006-AR7, Class 2A 1.21%, due 7/25/46 (a)	3,627,902	2,174,782

Total Mortgage-Backed Securities (Cost $47,499,279)		49,390,673

Municipal Bonds 0.6%

Michigan 0.6%
Michigan Finance Authority Revenue Series A-2 6.65%, due 3/20/12	3,700,000	3,762,086

West Virginia 0.0%‡
Tobacco Settlement Finance Authority of West Virginia 7.467%, due 6/1/47	420,000	303,950

Total Municipal Bonds (Cost $4,120,000)		4,066,036

U.S. Government & Federal Agencies 33.1%

Fannie Mae (Collateralized Mortgage Obligations) 0.0%‡
Series 2006-B1, Class AB 6.00%, due 6/25/16	25,295	25,390
Series 1991-66, Class J 8.125%, due 6/25/21	850	977

		26,367

X Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.7%
4.00%, due 2/1/41	8,301,503	8,665,055
4.50%, due 9/1/39	767,734	823,529
4.50%, due 5/1/41	3,900,393	4,134,493
4.50%, due 6/1/41	4,195,444	4,447,252
5.00%, due 8/1/33	937,744	1,009,156
5.06%, due 6/1/35 (a)	337,912	359,083
5.50%, due 1/1/21	314,053	339,567
5.50%, due 2/1/33	340,902	370,791
5.50%, due 7/1/34	886,276	963,842
5.50%, due 4/1/37	68,878	74,616
5.50%, due 5/1/37	52,861	57,264
5.50%, due 7/1/37	272,002	294,320
5.50%, due 1/1/38	343,741	378,391
6.00%, due 2/1/27	198,505	216,902
6.00%, due 3/1/36	432,729	475,808
6.50%, due 4/1/37	409,459	455,404

		23,065,473

X Federal National Mortgage Association 1.9%
1.60%, due 11/23/15	11,765,000	11,776,071

X Federal National Mortgage Association (Mortgage Pass-Through Securities) 16.4%
3.50%, due 2/1/41	15,342,907	15,611,108
4.00%, due 9/1/31	4,955,513	5,200,095
4.00%, due 11/1/40	2,107,205	2,210,878
4.00%, due 2/1/41	479,641	502,490
4.00%, due 3/1/41	5,195,584	5,451,203
4.50%, due 4/1/18	168,432	180,470
4.50%, due 7/1/18	708,144	758,754
4.50%, due 11/1/18	970,250	1,039,593
4.50%, due 3/1/21 TBA (h)	16,270,000	17,322,466
4.50%, due 6/1/23	1,509,030	1,609,334
5.00%, due 9/1/17	301,795	326,058
5.00%, due 9/1/20	182,090	196,616
5.00%, due 10/1/20	313,232	338,219
5.00%, due 12/1/20	621,698	671,291
5.00%, due 10/1/33	740,979	799,678
5.00%, due 6/1/35	5,007,229	5,402,330
5.00%, due 7/1/35	788,945	850,704
5.00%, due 1/1/36	1,062,680	1,145,868
5.00%, due 2/1/36	8,119,068	8,754,638

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

X Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

5.00%, due 5/1/36	$2,997,864	$3,232,541
5.00%, due 9/1/36	767,295	827,360
5.50%, due 2/1/17	228,616	248,260
5.50%, due 6/1/21	699,860	759,560
5.50%, due 6/1/33	4,657,050	5,083,461
5.50%, due 11/1/33	652,470	712,211
5.50%, due 12/1/33	484,055	528,377
5.50%, due 4/1/34	1,943,175	2,125,000
5.50%, due 5/1/34	1,716,000	1,873,121
5.50%, due 6/1/34	569,079	621,096
5.50%, due 3/1/35	863,940	942,909
5.50%, due 4/1/36	2,127,714	2,321,868
5.50%, due 12/1/36	705,741	767,604
5.50%, due 1/1/37	1,154,233	1,283,182
5.50%, due 4/1/37	2,390,953	2,597,546
5.50%, due 7/1/37	1,215,213	1,350,975
5.50%, due 8/1/37	665,022	725,705
5.50%, due 9/1/37	23,209	25,214
6.00%, due 8/1/17	33,984	36,939
6.00%, due 1/1/33	214,348	237,926
6.00%, due 3/1/33	262,630	291,355
6.00%, due 8/1/34	10,130	11,203
6.00%, due 9/1/35	767,603	858,276
6.00%, due 6/1/36	502,878	553,009
6.00%, due 12/1/36	578,832	643,497
6.00%, due 4/1/37	308,447	336,786
6.00%, due 9/1/37	132,056	145,056
6.00%, due 10/1/37	1,536,111	1,677,555
6.00%, due 11/1/37	94,574	103,884
6.00%, due 1/1/38	14,783	16,229
6.00%, due 11/1/38	737,165	809,269
6.50%, due 6/1/31	58,248	65,672
6.50%, due 8/1/31	44,041	49,653
6.50%, due 10/1/31	34,529	38,930
6.50%, due 6/1/32	51,696	58,155
6.50%, due 6/1/36	26,171	29,114
6.50%, due 7/1/36	88,280	98,206
6.50%, due 8/1/36	16,415	18,261
6.50%, due 11/1/36	411,900	458,215
6.50%, due 2/1/37	116,562	129,231
6.50%, due 7/1/37	45,516	50,463
6.50%, due 8/1/37	179,720	199,254
6.50%, due 9/1/37	478,974	531,035
6.50%, due 3/1/38	205,189	227,491

		102,072,447

X Freddie Mac (Collateralized Mortgage Obligations) 1.2%
Series 3104, Class QC 5.00%, due 9/15/31	2,400,000	2,486,640
Series 2690, Class PG 5.00%, due 4/15/32	1,250,000	1,352,508
Series 2734, Class PG 5.00%, due 7/15/32	1,804,000	1,925,255
Series 3113, Class QD 5.00%, due 6/15/34	1,565,000	1,704,747

		7,469,150

Freddie Mac Real Estate Mortgage Investment Conduit (Collateralized Mortgage Obligation) 0.0%‡
Series R001, Class AE 4.375%, due 4/15/15	91,039	91,261

X Government National Mortgage Association (Mortgage Pass-Through Securities) 3.0%
4.00%, due 11/20/40	1,212,491	1,294,547
5.50%, due 3/1/36 TBA (h)	2,560,000	2,836,800
6.00%, due 2/15/29	30,842	34,678
6.00%, due 4/15/29	162,293	182,504
6.00%, due 8/15/32	350,412	393,775
6.00%, due 12/1/35 TBA (h)	6,020,000	6,716,063
6.50%, due 7/15/28	36,687	41,947
6.50%, due 5/15/29	20,509	23,455
6.50%, due 1/1/33 TBA (h)	6,030,000	6,779,510
12.50%, due 1/15/14	373	376

		18,303,655

X United States Treasury Bonds 6.4%
3.75%, due 8/15/41	19,575,000	21,630,375
4.375%, due 5/15/41	5,355,000	6,573,263
5.375%, due 2/15/31	6,950,000	9,453,084
6.25%, due 5/15/30	1,240,000	1,836,943

		39,493,665

United States Treasury Notes 0.4%
2.125%, due 8/15/21	1,650,000	1,642,789
2.375%, due 7/31/17	1,000,000	1,062,500

		2,705,289

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	600,235

Total U.S. Government & Federal Agencies (Cost $199,590,049)		205,603,613

Yankee Bonds 8.4% (i)

Auto Manufacturers 0.2%
Volvo Treasury AB 5.95%, due 4/1/15 (b)	1,130,000	1,221,650

The notes to the financial statements are an integral part of,

18 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)

Banks 0.8%
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (b)	$5,000,000	$5,013,755
UBS A.G. 3.875%, due 1/15/15	215,000	215,576

		5,229,331

Diversified Financial Services 0.6%
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (b)	2,500,000	2,178,903
RCI Banque S.A. 3.40%, due 4/11/14 (b)	975,000	952,290
Smurfit Capital Funding PLC 7.50%, due 11/20/25	528,000	496,320

		3,627,513

Electric 0.5%
SP PowerAssets, Ltd. 5.00%, due 10/22/13 (b)	305,000	325,257
Taqa Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (b)	185,000	204,888
TransAlta Corp. 6.65%, due 5/15/18	2,255,000	2,580,922

		3,111,067

Engineering & Construction 0.2%
BAA Funding, Ltd. 4.875%, due 7/15/23 (b)	900,000	916,000

Holding Company—Diversified 0.2%
EnCana Holdings Finance Corp. 5.80%, due 5/1/14	860,000	943,167

Insurance 0.2%
Fairfax Financial Holdings, Ltd.
7.75%, due 7/15/37	677,000	645,750
8.25%, due 10/1/15	438,000	482,099
8.30%, due 4/15/26	15,000	15,685

		1,143,534

Media 0.2%
Videotron Ltee 6.375%, due 12/15/15	542,000	551,485
6.875%, due 1/15/14	484,000	487,630
9.125%, due 4/15/18	252,000	277,200

		1,316,315

Mining 0.6%
Anglo American Capital PLC 9.375%, due 4/8/19 (b)	2,380,000	3,083,940
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	845,000	877,899

		3,961,839

Miscellaneous—Manufacturing 0.6%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (b)	265,000	323,220
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,444,749

		3,767,969

Oil & Gas 2.1%
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (b)	5,490,000	5,734,958
ENI S.p.A 4.15%, due 10/1/20 (b)	2,900,000	2,912,151
Gaz Capital S.A. 8.125%, due 7/31/14 (b)	3,085,000	3,432,063
Gazprom International S.A. 7.201%, due 2/1/20 (b)	190,866	209,953
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (b)	585,000	680,220
TNK-BP Finance S.A. 7.50%, due 7/18/16 (b)	285,000	314,925

		13,284,270

Telecommunications 2.2%
Inmarsat Finance PLC 7.375%, due 12/1/17 (b)	1,111,000	1,188,770
Qtel International Finance, Ltd. 6.50%, due 6/10/14 (b)	1,500,000	1,642,500
Telecom Italia Capital S.A. 6.175%, due 6/18/14	5,185,000	5,266,918
Virgin Media Finance PLC 8.375%, due 10/15/19	180,000	200,250
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	960,000	1,034,400
Vodafone Group PLC 5.625%, due 2/27/17	3,578,000	4,203,327

		13,536,165

Total Yankee Bonds (Cost $50,057,183)		52,058,820

Total Long-Term Bonds (Cost $580,113,497)		604,786,033

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† October 31, 2011 (continued)

	Number of
	Warrants	Value
Warrants 0.0%‡

Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/12/39 (d)(e)(f)	1	0 (j	)
Unsecured Debt Expires 12/31/49 (d)(e)(f)	1	0 (j	)

Total Warrants (Cost $4)		0 (j	)

	Principal
	Amount
Short-Term Investment 9.9%

Repurchase Agreement 9.9%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $61,839,271 (Collateralized by a Federal Home Loan Mortgage Corp. Security with a rate of 0.78% and a maturity date of 9/8/14, with a Principal Amount of $63,045,000 and a Market Value of $63,080,810)	$61,839,254	$61,839,254

Total Short-Term Investment (Cost $61,839,254)		61,839,254

Total Investments (Cost $641,952,755) (m)	107.2%	666,625,287
Other Assets, Less Liabilities	(7.2)	(44,879,563)

Net Assets	100.0%	$621,745,724

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (k)
Futures Contracts 0.0%‡(l)

United States Treasury Bonds December 2011 (30 Year)	55	$(44,825)
United States Treasury Ultra Long-Term Bonds December 2011 (30 Year)	25	246,813

Total Futures Contracts Long (Settlement Value $11,456,094)		$201,988

		Unrealized
	Contracts	Appreciation
	Short	(Depreciation) (k)
United States Treasury Notes December 2011 (5 Year)	(294)	$(44,388)
December 2011 (10 Year)	(92)	93,207

Total Futures Contracts Short (Settlement Value $47,920,906)		48,819

Total Futures Contracts (Settlement Value $36,464,812)		$250,807

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Subprime mortgage investment and other asset-backed securities—The total market value of these security at October 31, 2011 is $103,032, which represents less than one-tenth of a percent of the Fund’s net assets.
(d)	Non-income producing security.
(e)	Illiquid security—The total market value of these securities at October 31, 2011 is $504,993, which represents 0.1% of the Fund’s net assets.
(f)	Fair valued security. The total market value of these securities at October 31, 2011 is $3,963,565, which represents 0.6% of the Fund’s net assets.
(g)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at October 31, 2011.
(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2011 is $33,654,839, which represents 5.4% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(j)	Less than one dollar.
(k)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(l)	At October 31, 2011, cash in the amount of $191,825 is on deposit with the broker for futures transactions.
(m)	At October 31, 2011, cost is $643,547,440 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$29,861,987
Gross unrealized depreciation	(6,784,140)

Net unrealized appreciation	$23,077,847

The notes to the financial statements are an integral part of,

20 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,219,377	$—		$2,219,377
Corporate Bonds (b)	—	287,764,301	3,582,235		291,346,536
Foreign Government Bond	—	100,978	—		100,978
Mortgage-Backed Securities (c)	—	49,009,343	381,330		49,390,673
Municipal Bonds	—	4,066,036	—		4,066,036
U.S. Government & Federal Agencies	—	205,603,613	—		205,603,613
Yankee Bonds	—	52,058,820	—		52,058,820

Total Long-Term Bonds	—	600,822,468	3,963,565		604,786,033

Warrants (d)	—	—	0	(d)	0	(d)
Short-Term Investment
Repurchase Agreement	—	61,839,254	—		61,839,254

Total Investments in Securities	—	662,661,722	3,963,565		666,625,287

Other Financial Instruments
Futures Contracts Long (e)	246,813	—	—		246,813
Futures Contracts Short (e)	93,207	—	—		93,207

Total Investments in Securities and Other Financial Instruments	$340,020	$662,661,722	$3,963,565		$666,965,307

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Futures Contracts Long (e)	$(44,825)	$—	$—	$(44,825)
Futures Contracts Short (e)	(44,388)	—	—	(44,388)

Total Other Financial Instruments	$(89,213)	$—	$—	$(89,213)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $240, $3,489,288 and $92,707 are held in Commercial Services, Oil & Gas and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $381,330 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 securities valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† October 31, 2011 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

													Change in
													Unrealized
													Appreciation
													(Depreciation)
													from
	Balance				Change in						Balance		Investments
	as of		Accrued	Realized	Unrealized				Transfers	Transfers	as of		Still Held at
	October 31,		Discounts	Gain	Appreciation				in to	out of	October 31,		October 31,
Investments in Securities	2010		(Premiums)	(Loss)	(Depreciation)	Purchases	Sales		Level 3	Level 3	2011		2011 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$780		$—	$—	$(540)	$—	$—		$—	$—	$240		$(540)
Media	177		—	(13,907)	13,832	—	(102)		—	—	—		—
Oil & Gas	—		(20,314)	—	83,036	—	—		3,426,566	—	3,489,288		83,036
Retail	97,415		(39)	(101)	(515)	—	(4,053	) (b)	—	—	92,707		(424)
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	420,511		—	—	(20,471)	—	(18,710	) (b)	—	—	381,330		(21,397)
Warrants
Media	0	(c)	—	—	—	—	—		—	—	0	(c)	—

Total	$518,883		$(20,353)	$(14,008)	$75,342	$—	$(22,865)		$3,426,566	$—	$3,963,565		$60,675

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

(c)	Less than one dollar.

The notes to the financial statements are an integral part of,

22 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $641,952,755)	$666,625,287
Cash collateral on deposit at broker	191,825
Receivables:
Interest	6,255,500
Investment securities sold	4,666,458
Fund shares sold	1,203,534
Other assets	31,368

Total assets	678,973,972

Liabilities
Due to custodian	228
Payables:
Investment securities purchased	55,400,708
Fund shares redeemed	1,150,193
Manager (See Note 3)	249,501
Transfer agent (See Note 3)	125,566
NYLIFE Distributors (See Note 3)	40,868
Variation margin on futures contracts	39,125
Professional fees	35,602
Shareholder communication	32,302
Trustees	2,553
Custodian	2,133
Accrued expenses	5,212
Dividend payable	144,257

Total liabilities	57,228,248

Net assets	$621,745,724

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,276
Additional paid-in capital	585,986,271

586,043,547
Undistributed net investment income	539,873
Accumulated net realized gain (loss) on investments and futures transactions	10,238,965
Net unrealized appreciation (depreciation) on investments and futures contracts	24,923,339

Net assets	$621,745,724

Investor Class
Net assets applicable to outstanding shares	$6,013,178

Shares of beneficial interest outstanding	551,641

Net asset value per share outstanding	$10.90
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.41

Class A
Net assets applicable to outstanding shares	$47,432,181

Shares of beneficial interest outstanding	4,372,562

Net asset value per share outstanding	$10.85
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.36

Class B
Net assets applicable to outstanding shares	$7,815,273

Shares of beneficial interest outstanding	719,729

Net asset value and offering price per share outstanding	$10.86

Class C
Net assets applicable to outstanding shares	$27,051,926

Shares of beneficial interest outstanding	2,488,397

Net asset value and offering price per share outstanding	$10.87

Class I
Net assets applicable to outstanding shares	$533,433,166

Shares of beneficial interest outstanding	49,143,680

Net asset value and offering price per share outstanding	$10.85

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest (a)	$25,922,234

Expenses
Manager (See Note 3)	3,379,993
Transfer agent (See Note 3)	768,027
Distribution/Service—Investor Class (See Note 3)	12,233
Distribution/Service—Class A (See Note 3)	97,223
Distribution/Service—Class B (See Note 3)	73,938
Distribution/Service—Class C (See Note 3)	220,051
Professional fees	84,209
Registration	82,998
Shareholder communication	61,843
Custodian	31,444
Trustees	15,651
Miscellaneous	24,533

Total expenses before waiver/reimbursement	4,852,143
Expense waiver/reimbursement from Manager (See Note 3)	(958,333)

Net expenses	3,893,810

Net investment income (loss)	22,028,424

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	11,991,617
Futures transactions	(1,025,874)

Net realized gain (loss) on investments and futures transactions	10,965,743

Net change in unrealized appreciation (depreciation) on:
Investments	(6,020,268)
Futures contracts	250,807

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,769,461)

Net realized and unrealized gain (loss) on investments and futures transactions	5,196,282

Net increase (decrease) in net assets resulting from operations	$27,224,706

(a)	Interest recorded net of foreign withholding taxes in the amount of $370.

The notes to the financial statements are an integral part of,

24 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,028,424	$22,159,089
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	10,965,743	12,507,067
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(5,769,461)	20,362,570

Net increase (decrease) in net assets resulting from operations	27,224,706	55,028,726

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(196,760)	(115,975)
Class A	(1,574,139)	(1,273,929)
Class B	(242,220)	(177,715)
Class C	(720,180)	(535,541)
Class I	(21,870,061)	(19,995,340)

	(24,603,360)	(22,098,500)

From net realized gain on investments:
Investor Class	(35,958)	(5,598)
Class A	(264,034)	(69,433)
Class B	(58,238)	(12,101)
Class C	(166,355)	(34,781)
Class I	(3,659,553)	(1,013,979)

	(4,184,138)	(1,135,892)

Total dividends and distributions to shareholders	(28,787,498)	(23,234,392)

Capital share transactions:
Net proceeds from sale of shares	224,977,290	114,757,447
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	26,454,150	21,514,227
Cost of shares redeemed	(185,597,415)	(185,802,260)

Increase (decrease) in net assets derived from capital share transactions	65,834,025	(49,530,586)

Net increase (decrease) in net assets	64,271,233	(17,736,252)

Net Assets
Beginning of year	557,474,491	575,210,743

End of year	$621,745,724	$557,474,491

Undistributed net investment income at end of year	$539,873	$2,408,779

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
							2008**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$10.94		$10.37		$9.39		$9.92

Net investment income (loss)	0.38		0.35		0.30		0.25
Net realized and unrealized gain (loss) on investments	0.09		0.61		0.96		(0.54)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—

Total from investment operations	0.47		0.95		1.27		(0.29)

Less dividends and distributions:
From net investment income	(0.43)		(0.36)		(0.29)		(0.24)
From net realized gain on investments	(0.08)		(0.02)		—		—

Total dividends and distributions	(0.51)		(0.38)		(0.29)		(0.24)

Net asset value at end of period	$10.90		$10.94		$10.37		$9.39

Total investment return (a)	4.51%		9.33%		13.72%		(2.98	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.55%		3.38%		3.03%		3.73	% ††
Net expenses	1.03%		1.07%		1.17%		1.20	% ††
Expenses (before waiver/reimbursement)	1.13%		1.17%		1.25%		1.34	% ††
Portfolio turnover rate	104	% (c)	185	% (c)	246	% (c)	114	% (c)
Net assets at end of period (in 000’s)	$6,013		$4,608		$2,743		$1,727

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 65%, 79%, 130%, and 92% for years ended October 31, 2011, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of,

26 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$10.89		$10.32		$9.35		$9.73		$9.74

Net investment income (loss)	0.39		0.36		0.34		0.43		0.43
Net realized and unrealized gain (loss) on investments	0.09		0.61		0.93		(0.41)		0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.48		0.96		1.28		0.02		0.44

Less dividends and distributions:
From net investment income	(0.44)		(0.37)		(0.31)		(0.40)		(0.45)
From net realized gain on investments	(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.52)		(0.39)		(0.31)		(0.40)		(0.45)

Net asset value at end of year	$10.85		$10.89		$10.32		$9.35		$9.73

Total investment return (a)	4.63%		9.48%		13.89%		0.07%		4.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.62%		3.47%		3.20%		4.02%		4.35%
Net expenses	0.93%		0.96%		1.00%		1.03%		1.10%
Expenses (before waiver/reimbursement)	1.03%		1.06%		1.08%		1.16%		1.38%
Portfolio turnover rate	104	% (b)	185	% (b)	246	% (b)	114	% (b)	70%
Net assets at end of year (in 000’s)	$47,432		$35,837		$33,134		$16,211		$10,821

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 65%, 79%, 130%, and 92% for years ended October 31, 2011, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$10.90		$10.33		$9.36		$9.74		$9.76

Net investment income (loss)	0.30		0.27		0.23		0.30		0.35
Net realized and unrealized gain (loss) on investments	0.09		0.61		0.95		(0.37)		0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.39		0.87		1.19		(0.07)		0.36

Less dividends and distributions:
From net investment income	(0.35)		(0.28)		(0.22)		(0.31)		(0.38)
From net realized gain on investments	(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.43)		(0.30)		(0.22)		(0.31)		(0.38)

Net asset value at end of year	$10.86		$10.90		$10.33		$9.36		$9.74

Total investment return (a)	3.74%		8.55%		12.82%		(0.79%)		3.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%		2.62%		2.29%		3.13%		3.60%
Net expenses	1.78%		1.81%		1.92%		1.91%		1.85%
Expenses (before waiver/reimbursement)	1.88%		1.91%		2.00%		2.08%		2.13%
Portfolio turnover rate	104	% (b)	185	% (b)	246	% (b)	114	% (b)	70%
Net assets at end of year (in 000’s)	$7,815		$7,797		$6,065		$4,580		$2,968

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 65%, 79%, 130%, and 92% for years ended October 31, 2011, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of,

28 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$10.91		$10.34		$9.37		$9.75		$9.76

Net investment income (loss)	0.30		0.27		0.23		0.30		0.35
Net realized and unrealized gain (loss) on investments	0.09		0.61		0.95		(0.37)		0.02
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.39		0.87		1.19		(0.07)		0.37

Less dividends and distributions:
From net investment income	(0.35)		(0.28)		(0.22)		(0.31)		(0.38)
From net realized gain on investments	(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.43)		(0.30)		(0.22)		(0.31)		(0.38)

Net asset value at end of year	$10.87		$10.91		$10.34		$9.37		$9.75

Total investment return (a)	3.74%		8.54%		12.92%		(0.89%)		3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%		2.63%		2.27%		3.11%		3.60%
Net expenses	1.78%		1.81%		1.92%		1.92%		1.85%
Expenses (before waiver/reimbursement)	1.88%		1.91%		2.00%		2.08%		2.13%
Portfolio turnover rate	104	% (b)	185	% (b)	246	% (b)	114	% (b)	70%
Net assets at end of year (in 000’s)	$27,052		$22,850		$16,747		$7,106		$2,689

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 65%, 79%, 130%, and 92% for years ended October 31, 2011, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$10.89		$10.32		$9.35		$9.73		$9.75

Net investment income (loss)	0.43		0.41		0.34		0.43		0.46
Net realized and unrealized gain (loss) on investments	0.09		0.60		0.96		(0.38)		0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.52		1.00		1.31		0.05		0.47

Less dividends and distributions:
From net investment income	(0.48)		(0.41)		(0.34)		(0.43)		(0.49)
From net realized gain on investments	(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.56)		(0.43)		(0.34)		(0.43)		(0.49)

Net asset value at end of year	$10.85		$10.89		$10.32		$9.35		$9.73

Total investment return (a)	4.97%		9.88%		14.22%		0.39%		4.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%		3.84%		3.50%		4.35%		4.75%
Net expenses	0.60%		0.59%		0.66%		0.70%		0.70%
Expenses (before reimbursement/waiver)	0.78%		0.81%		0.83%		0.78%		0.74%
Portfolio turnover rate	104	% (b)	185	% (b)	246	% (b)	114	% (b)	70%
Net assets at end of year (in 000’s)	$533,433		$486,383		$516,522		$133,090		$140,221

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 65%, 79%, 130%, and 92% for years ended October 31, 2011, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of,

30 MainStay Intermediate Term Bond Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to maximize total return, consistent with liquidity, moderate risk to principal and investment in debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

mainstayinvestments.com    31

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $3,963,565 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

32    MainStay Intermediate Term Bond Fund

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

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Notes to Financial Statements (continued)

(I) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. At October 31, 2011, the Fund did not hold any foreign currency forward contracts.

(J) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights.

(K) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(M) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely

34    MainStay Intermediate Term Bond Fund

to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of	Equity		Interest
	Assets and Liabilities	Contracts		Rate Contracts
	Location	Risk		Risk	Total

Warrants	Investment in securities, at value	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—		340,020	340,020

Total Fair Value		$0	(a)	$340,020	$340,020

Liability Derivatives

	Statement of	Equity	Interest
	Assets and Liabilities	Contracts	Rate Contracts
	Location	Risk	Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$(89,213)	$(89,213)

Total Fair Value		$—	$(89,213)	$(89,213)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity	Interest
	Operations	Contracts	Rate Contracts
	Location	Risk	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(1,025,874)	$(1,025,874)

Total Realized Gain (Loss)		$—	$(1,025,874)	$(1,025,874)

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Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity	Interest
	Operations	Contracts	Rate Contracts
	Location	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	250,807	250,807

Total Change in Unrealized Appreciation (Depreciation)		$—	$250,807	$250,807

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity	Interest
	Contracts	Rate Contracts
	Risk	Risk	Total

Warrants (2)	2		2
Futures Contracts Long (2)	—	154	154
Futures Contracts Short (2)	—	(360)	(360)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion. The Manager has contractually agreed to waive a portion of its management fee so that it does not exceed average daily net assets as follows: 0.50% up to $1 billion; and 0.475% in excess of $1 billion. This agreement may be modified or terminated only with the approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the year ended October 31, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.60% of its average daily net assets. This agreement also requires the Manager to waive a portion of the management fee in addition to the management fee waiver described above or other non-class specific expenses of the Investor Class, Class A, Class B and Class C shares to the extent necessary in order to maintain the expense limitation applicable to Class I shares. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $3,379,993 and waived its fees and/or reimbursed expenses in the amount of $958,333.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

36    MainStay Intermediate Term Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,762 and $27,093, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $315, $8,187 and $7,633, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$11,165

Class A	50,009

Class B	16,908

Class C	50,212

Class I	639,733

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,452	0.0	%‡

Class B	1,371	0.0	‡

Class C	1,373	0.0	‡

Class I	27,867,205	5.2

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,158. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$8,797,217	$3,971,370	$(144,257)	$23,077,847	$35,702,177

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, marking to market of futures contracts and straddle loss deferrals. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated Net
Undistributed	Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$706,030	$(706,030)	$—

The reclassifications for the Fund are primarily due to reclassification of consent fee and reclassification of mortgage dollar roll income.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$25,740,320	$23,234,392
Long-Term Capital Gain	3,047,178	—

Total	$28,787,498	$23,234,392

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

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Notes to Financial Statements (continued)

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of U.S. government securities were $494,139 and $444,545, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $141,901 and $119,362, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	243,625	$2,629,632
Shares issued to shareholders in reinvestment of dividends and distributions	21,366	228,384
Shares redeemed	(137,618)	(1,475,977)

Net increase (decrease) in shares outstanding before conversion	127,373	1,382,039
Shares converted into Investor Class (See Note 1)	57,866	624,109
Shares converted from Investor Class (See Note 1)	(54,985)	(590,963)

Net increase (decrease)	130,254	$1,415,185

Year ended October 31, 2010:
Shares sold	269,857	$2,875,264
Shares issued to shareholders in reinvestment of dividends and distributions	11,041	117,401
Shares redeemed	(117,560)	(1,243,478)

Net increase (decrease) in shares outstanding before conversion	163,338	1,749,187
Shares converted into Investor Class (See Note 1)	37,647	399,676
Shares converted from Investor Class (See Note 1)	(44,198)	(470,733)

Net increase (decrease)	156,787	$1,678,130

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,274,959	$35,325,804
Shares issued to shareholders in reinvestment of dividends and distributions	141,171	1,503,158
Shares redeemed	(2,386,990)	(25,531,604)

Net increase (decrease) in shares outstanding before conversion	1,029,140	11,297,358
Shares converted into Class A (See Note 1)	80,640	861,787
Shares converted from Class A (See Note 1)	(29,355)	(315,224)

Net increase (decrease)	1,080,425	$11,843,921

Year ended October 31, 2010:
Shares sold	2,180,706	$22,981,076
Shares issued to shareholders in reinvestment of dividends and distributions	105,518	1,113,761
Shares redeemed	(1,987,254)	(21,106,748)

Net increase (decrease) in shares outstanding before conversion	298,970	2,988,089
Shares converted into Class A (See Note 1)	91,766	969,156
Shares converted from Class A (See Note 1)	(11,656)	(124,012)
Shares converted from Class A (a)	(298,088)	(3,079,252)

Net increase (decrease)	80,992	$753,981

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	253,333	$2,726,704
Shares issued to shareholders in reinvestment of dividends and distributions	23,336	248,097
Shares redeemed	(218,469)	(2,337,789)

Net increase (decrease) in shares outstanding before conversion	58,200	637,012
Shares converted from Class B (See Note 1)	(54,126)	(579,709)

Net increase (decrease)	4,074	$57,303

38    MainStay Intermediate Term Bond Fund

Class B	Shares	Amount

Year ended October 31, 2010:
Shares sold	372,653	$3,943,633
Shares issued to shareholders in reinvestment of dividends and distributions	14,019	148,284
Shares redeemed	(184,752)	(1,947,651)

Net increase (decrease) in shares outstanding before conversion	201,920	2,144,266
Shares converted from Class B (See Note 1)	(73,461)	(774,087)

Net increase (decrease)	128,459	$1,370,179

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,164,715	$12,576,234
Shares issued to shareholders in reinvestment of dividends and distributions	52,907	563,260
Shares redeemed	(824,172)	(8,823,304)

Net increase (decrease)	393,450	$4,316,190

Year ended October 31, 2010:
Shares sold	1,083,145	$11,418,024
Shares issued to shareholders in reinvestment of dividends and distributions	34,666	366,734
Shares redeemed	(642,695)	(6,797,055)

Net increase (decrease)	475,116	$4,987,703

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	16,009,189	$171,718,916
Shares issued to shareholders in reinvestment of dividends and distributions	2,245,719	23,911,251
Shares redeemed	(13,772,540)	(147,428,741)

Net increase (decrease)	4,482,368	$48,201,426

Year ended October 31, 2010:
Shares sold	6,992,907	$73,539,450
Shares issued to shareholders in reinvestment of dividends and distributions	1,873,419	19,768,047
Shares redeemed	(14,538,955)	(154,707,328)

Net increase (decrease) in shares outstanding before conversion	(5,672,629)	(61,399,831)
Shares converted into Class I (a)	298,088	3,079,252

Net increase (decrease)	(5,374,541)	$(58,320,579)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Intermediate Term Bond Fund (“the Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Intermediate Term Bond Fund of Mainstay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

40    MainStay Intermediate Term Bond Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $3,047,178 as a long term capital gain distribution.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    41

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

42    MainStay Intermediate Term Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    43

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

44    MainStay Intermediate Term Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    45

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

46    MainStay Intermediate Term Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24993 MS284-11	MSIT11-12/11
NB4

MainStay Retirement Funds

Message from the President and Annual Report

October 31, 2011

MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

This page intentionally left blank

Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

MainStay Retirement 2010 Fund	5

MainStay Retirement 2020 Fund	22

MainStay Retirement 2030 Fund	39

MainStay Retirement 2040 Fund	56

MainStay Retirement 2050 Fund	73

Notes to Financial Statements	90

Report of Independent Registered Public Accounting Firm	104

Federal Income Tax Information	105

Proxy Voting Policies and Procedures and Proxy Voting Record	105

Shareholder Reports and Quarterly Portfolio Disclosure	105

Board Members and Officers	106

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–2.25%	0.80%	2.90%
		Excluding sales charges	3.44	2.12	2.90

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–2.16	0.84	1.87
		Excluding sales charges	3.54	2.17	1.87

Class I Shares	No Sales Charge		3.85	2.43	1.63

Class R2 Shares[4]	No Sales Charge		3.53	2.10	1.97

Class R3 Shares[5]	No Sales Charge		3.18	1.80	2.22

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Since
Benchmark Performance	Year	Inception

S&P 500® Index[6]	8.09%	–2.00%

MSCI EAFE® Index[7]	–4.08	–6.35

Barclays Capital U.S. Aggregate Bond Index[8]	5.00	7.05

Average Lipper Mixed-Asset Target 2010 Fund[9]	3.38	1.03

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$954.30	$2.36	$1,022.80	$2.45

Class A Shares	$1,000.00	$955.20	$1.82	$1,023.30	$1.89

Class I Shares	$1,000.00	$956.40	$0.59	$1,024.60	$0.61

Class R2 Shares	$1,000.00	$955.20	$2.32	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$953.30	$3.54	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.48% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    7

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8    MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 3.44% for Investor Class shares and 3.54% for Class A shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 3.85%, Class R2 shares returned 3.53% and Class R3 shares returned 3.18%. Class R3 shares underperformed—and all other share classes out-performed—the 3.38% return of the average Lipper2 mixed-asset target 2010 fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the –4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 5 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large cap equities.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the target allocation outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to stocks and a slightly lower-than-normal allocations to bonds through the early part of 2011, before softer economic conditions led us to retreat to a more normal mix.

In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to overweight equities slightly in relation to the target allocation on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate balance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the S&P 500® Index.
4. See footnote on page 6 for more information on the MSCI EAFE® Index.
5. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark. The Fund was also heavily tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

The largest change during the reporting period was a shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Also noteworthy was a new position in MainStay Cash Reserves Fund. We established the position to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds were redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

Were there any other significant allocation changes during the reporting period?

In several cases, we exited positions in actively managed non-MainStay Funds in favor of low-cost ETFs that invest in similar market segments.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) One of the most substantial detractors from performance was MainStay MAP Fund, but only because the allocation was largest near the end of the reporting period, when the equity markets were declining, and smallest early in the period, when equities generated their largest gains. MainStay ICAP International Fund also detracted from performance, in part because of similar positioning.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higher-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and

10    MainStay Retirement 2010 Fund

most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall per-
formance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from large positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund. At the other end of the spectrum, small positions in American Century International Bond Fund and American Century Inflation-Adjusted Bond Fund were the greatest fixed-income detractors from the Fund’s overall performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 91.7%†

Equity Funds 45.6%
MainStay 130/30 Core Fund Class I	169,658	$1,343,695
MainStay 130/30 International Fund Class I	5,581	35,604
MainStay Common Stock Fund Class I	170,688	1,942,429
MainStay Epoch International Small Cap Fund Class I	102,934	1,732,371
MainStay Epoch U.S. All Cap Fund Class I	252,545	5,881,782
MainStay Growth Equity Fund Class I (a)	2,948	33,230
MainStay ICAP Equity Fund Class I	92,847	3,260,802
MainStay ICAP International Fund Class I	87,664	2,416,031
MainStay ICAP Select Equity Fund Class I	61,936	2,073,014
MainStay International Equity Fund Class I	424	4,620
MainStay Large Cap Growth Fund Class I (a)	632,060	4,708,844
MainStay MAP Fund Class I	205,710	6,397,582
MainStay U.S. Small Cap Fund Class I	34,147	564,445

Total Equity Funds (Cost $30,060,859)		30,394,449

Fixed Income Funds 46.1%
MainStay Cash Reserves Fund Class I	1,618,610	1,618,610
MainStay Convertible Fund Class I	64,302	972,890
MainStay Flexible Bond Opportunities Fund Class I	601,011	5,246,827
MainStay Floating Rate Fund Class I	164,586	1,532,296
MainStay Global High Income Fund Class I	77,815	921,334
MainStay High Yield Corporate Bond Fund Class I	294,911	1,722,281
MainStay High Yield Opportunities Fund Class I	34,301	388,282
MainStay Indexed Bond Fund Class I	672,795	7,851,522
MainStay Intermediate Term Bond Fund Class I	959,816	10,413,999

Total Fixed Income Funds (Cost $30,535,783)		30,668,041

Total Affiliated Investment Companies (Cost $60,596,642)		61,062,490

Unaffiliated Investment Companies 8.0%

Equity Funds 4.4%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	19,382	323,488
iShares Russell 2000 Index ETF	2,830	209,335
Vanguard Emerging Markets ETF	56,918	2,361,528

Total Equity Funds (Cost $2,986,085)		2,894,351

Fixed Income Funds 3.6%
iShares Barclays TIPS Bond Fund	19,778	2,303,939
SPDR Barclays Capital International Treasury Bond ETF	1,489	90,993

Total Fixed Income Funds (Cost $2,275,138)		2,394,932

Total Unaffiliated Investment Companies (Cost $5,261,223)		5,289,283

Total Investments (Cost $65,857,865) (b)	99.7%	66,351,773
Other Assets, Less Liabilities	0.3	216,699

Net Assets	100.0%	$66,568,472

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	At October 31, 2011, cost is $66,188,100 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$996,260
Gross unrealized depreciation	(832,587)

Net unrealized appreciation	$163,673

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of,

12 MainStay Retirement 2010 Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$30,394,449	$—	$—	$30,394,449
Fixed Income Funds	30,668,041	—	—	30,668,041

Total Affiliated Investment Companies	61,062,490	—	—	61,062,490

Unaffiliated Investment Companies
Equity Funds	2,894,351	—	—	2,894,351
Fixed Income Funds	2,394,932	—	—	2,394,932

Total Unaffiliated Investment Companies	5,289,283	—	—	5,289,283

Total Investments in Securities	$66,351,773	$—	$—	$66,351,773

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $60,596,642)	$61,062,490
Investments in unaffiliated investment companies, at value (identified cost $5,261,223)	5,289,283
Receivables:
Fund shares sold	686,278
Manager (See Note 3)	12,204
Other assets	28,459

Total assets	67,078,714

Liabilities
Payables:
Fund shares redeemed	464,156
Transfer agent (See Note 3)	18,946
Professional fees	9,652
Shareholder communication	7,810
NYLIFE Distributors (See Note 3)	4,817
Custodian	652
Trustees	261
Accrued expenses	3,948

Total liabilities	510,242

Net assets	$66,568,472

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,621
Additional paid-in capital	61,825,655

61,832,276
Undistributed net investment income	862,207
Accumulated net realized gain (loss) on investments	3,380,081
Net unrealized appreciation (depreciation) on investments	493,908

Net assets	$66,568,472

Investor Class
Net assets applicable to outstanding shares	$600,957

Shares of beneficial interest outstanding	59,906

Net asset value per share outstanding	$10.03
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.61

Class A
Net assets applicable to outstanding shares	$6,358,403

Shares of beneficial interest outstanding	635,446

Net asset value per share outstanding	$10.01
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.59

Class I
Net assets applicable to outstanding shares	$43,983,829

Shares of beneficial interest outstanding	4,364,852

Net asset value and offering price per share outstanding	$10.08

Class R2
Net assets applicable to outstanding shares	$14,889,825

Shares of beneficial interest outstanding	1,486,815

Net asset value and offering price per share outstanding	$10.01

Class R3
Net assets applicable to outstanding shares	$735,458

Shares of beneficial interest outstanding	73,531

Net asset value and offering price per share outstanding	$10.00

The notes to the financial statements are an integral part of,

14 MainStay Retirement 2010 Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,254,063
Dividend distributions from unaffiliated investment companies	108,300

Total income	1,362,363

Expenses
Transfer agent (See Note 3)	101,883
Registration	73,852
Manager (See Note 3)	54,622
Distribution/Service—Investor Class (See Note 3)	1,416
Distribution/Service—Class A (See Note 3)	17,173
Distribution/Service—Class R2 (See Note 3)	10,604
Distribution/Service—Class R3 (See Note 3)	3,982
Professional fees	29,103
Shareholder communication	13,468
Custodian	8,861
Shareholder service (See Note 3)	5,038
Trustees	1,570
Miscellaneous	7,148

Total expenses before waiver/reimbursement	328,720
Expense waiver/reimbursement from Manager (See Note 3)	(221,660)
Expense reimbursement from Transfer agent (See Note 3)	(1,088)

Net expenses	105,972

Net investment income (loss)	1,256,391

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,603,318
Unaffiliated investment company transactions	306,455
Realized capital gain distributions from affiliated investment companies	285,382
Realized capital gain distributions from unaffiliated investment companies	19,016

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,214,171

Net change in unrealized appreciation (depreciation) on investments	(3,287,201)

Net realized and unrealized gain (loss) on investments	926,970

Net increase (decrease) in net assets resulting from operations	$2,183,361

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,256,391	$927,228
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	4,214,171	3,786,265
Net change in unrealized appreciation (depreciation) on investments	(3,287,201)	387,462

Net increase (decrease) in net assets resulting from operations	2,183,361	5,100,955

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(11,625)	(4,024)
Class A	(168,020)	(142,596)
Class I	(952,657)	(737,674)
Class R2	(42,424)	(32,713)
Class R3	(17,146)	(18,719)

	(1,191,872)	(935,726)

From net realized gain on investments:
Investor Class	(7,004)	—
Class A	(97,617)	—
Class I	(505,903)	—
Class R2	(25,733)	—
Class R3	(11,581)	—

	(647,838)	—

Total dividends and distributions to shareholders	(1,839,710)	(935,726)

Capital share transactions:
Net proceeds from sale of shares	40,404,413	13,412,930
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,838,703	935,726
Cost of shares redeemed	(21,077,490)	(16,028,793)

Increase (decrease) in net assets derived from capital share transactions	21,165,626	(1,680,137)

Net increase (decrease) in net assets	21,509,277	2,485,092

Net Assets
Beginning of year	45,059,195	42,574,103

End of year	$66,568,472	$45,059,195

Undistributed net investment income at end of year	$862,207	$641,264

The notes to the financial statements are an integral part of,

16 MainStay Retirement 2010 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$10.07	$9.15	$7.95	$9.95

Net investment income (loss) (a)	0.21	0.17	0.22	0.15
Net realized and unrealized gain (loss) on investments	0.13	0.94	1.17	(2.15)

Total from investment operations	0.34	1.11	1.39	(2.00)

Less dividends and distributions:
From net investment income	(0.24)	(0.19)	(0.19)	—
From net realized gain on investments	(0.14)	—	—	—

Total dividends and distributions	(0.38)	(0.19)	(0.19)	—

Net asset value at end of period	$10.03	$10.07	$9.15	$7.95

Total investment return (b)	3.44%	12.34%	17.90%	(20.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%	1.82%	2.61%	2.38	% ††
Net expenses (d)	0.47%	0.47%	0.38%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	1.42%	2.03%	0.89%	6.41	% ††
Portfolio turnover rate	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$601	$468	$163	$41

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class A
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.04	$9.12	$7.95	$10.57	$10.00

Net investment income (loss) (a)	0.22	0.19	0.23	0.24	0.06
Net realized and unrealized gain (loss) on investments	0.14	0.92	1.15	(2.80)	0.51

Total from investment operations	0.36	1.11	1.38	(2.56)	0.57

Less dividends and distributions:
From net investment income	(0.25)	(0.19)	(0.21)	(0.05)	—
From net realized gain on investments	(0.14)	—	—	(0.01)	—

Total dividends and distributions	(0.39)	(0.19)	(0.21)	(0.06)	—

Net asset value at end of period	$10.01	$10.04	$9.12	$7.95	$10.57

Total investment return (b)	3.54%	12.51%	17.85%	(24.37%)	5.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%	2.01%	2.78%	2.46%	1.83	%††
Net expenses (d)	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.78%	1.00%	1.09%	1.81%	31.10	%††
Portfolio turnover rate	107%	81%	76%	127%	17%
Net assets at end of period (in 000’s)	$6,358	$6,935	$6,570	$4,418	$281

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

18 MainStay Retirement 2010 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.11	$9.18	$7.96	$10.58	$10.00

Net investment income (loss) (a)	0.24	0.22	0.25	0.26	0.08
Net realized and unrealized gain (loss) on investments	0.14	0.92	1.18	(2.81)	0.50

Total from investment operations	0.38	1.14	1.43	(2.55)	0.58

Less dividends and distributions:
From net investment income	(0.27)	(0.21)	(0.21)	(0.06)	—
From net realized gain on investments	(0.14)	—	—	(0.01)	—

Total dividends and distributions	(0.41)	(0.21)	(0.21)	(0.07)	—

Net asset value at end of period	$10.08	$10.11	$9.18	$7.96	$10.58

Total investment return (b)	3.85%	12.66%	18.38%	(24.25%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	2.28%	2.98%	2.77%	2.42	%††
Net expenses (d)	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.53%	0.76%	0.84%	1.51%	30.84	%††
Portfolio turnover rate	107%	81%	76%	127%	17%
Net assets at end of period (in 000’s)	$43,984	$35,009	$33,025	$20,105	$930

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class R2
			January 8,
			2009**
			through
	Year ended October 31,		October 31,
	2011	2010	2009
Net asset value at beginning of period	$10.05	$9.12	$7.84

Net investment income (loss) (a)	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.14	0.93	1.13

Total from investment operations	0.34	1.11	1.28

Less dividends and distributions:
From net investment income	(0.24)	(0.18)	—
From net realized gain on investments	(0.14)	—	—

Total dividends and distributions	(0.38)	(0.18)	—

Net asset value at end of period	$10.01	$10.05	$9.12

Total investment return (b)	3.53%	12.37%	16.33	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%	1.90%	2.12	%††
Net expenses (e)	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.88%	1.10%	1.18	%††
Portfolio turnover rate	107%	81%	76%
Net assets at end of period (in 000’s)	$14,890	$1,781	$1,821

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

20 MainStay Retirement 2010 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
				May 1,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$10.04	$9.13	$7.93	$10.07

Net investment income (loss) (a)	0.18	0.16	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.13	0.92	1.17	(2.28)

Total from investment operations	0.31	1.08	1.37	(2.14)

Less dividends and distributions:
From net investment income	(0.21)	(0.17)	(0.17)	—
From net realized gain on investments	(0.14)	—	—	—

Total dividends and distributions	(0.35)	(0.17)	(0.17)	—

Net asset value at end of period	$10.00	$10.04	$9.13	$7.93

Total investment return (b)	3.18%	11.99%	17.62%	(21.25	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	1.67%	2.47%	3.25	% ††
Net expenses (d)	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.13%	1.35%	1.44%	1.86	% ††
Portfolio turnover rate	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$735	$866	$996	$887

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

MainStay Retirement 2020 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–2.74%	–0.67%	2.13%
		Excluding sales charges	2.92	0.63	2.13

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–2.66	–0.58	1.83
		Excluding sales charges	3.01	0.72	1.83

Class I Shares	No Sales Charge		3.34	0.95	1.58

Class R2 Shares[4]	No Sales Charge		3.08	0.65	1.93

Class R3 Shares[5]	No Sales Charge		2.71	0.37	2.18

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

22    MainStay Retirement 2020 Fund

	One	Since
Benchmark Performance	Year	Inception

S&P 500® Index[6]	8.09%	–2.00%

MSCI EAFE® Index[7]	–4.08	–6.35

Barclays Capital U.S. Aggregate Bond Index[8]	5.00	7.05

Average Lipper Mixed-Asset Target 2020 Fund[9]	3.60	–0.51

shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    23

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$930.30	$2.29	$1,022.80	$2.40

Class A Shares	$1,000.00	$931.20	$1.80	$1,023.30	$1.89

Class I Shares	$1,000.00	$932.40	$0.58	$1,024.60	$0.61

Class R2 Shares	$1,000.00	$931.20	$2.29	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$930.10	$3.50	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

24    MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

mainstayinvestments.com    25

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 2.92% for Investor Class shares and 3.01% for Class A shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 3.34%, Class R2 shares returned 3.08% and Class R3 shares returned 2.71%. All share classes underperformed the 3.60% return of the average Lipper2 mixed-asset target 2020 fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the –4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 22 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large cap equities.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the target allocations outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to stocks and a slightly lower-than-normal allocation to bonds through the early part of 2011, before softer economic conditions led us to retreat to a more normal mix.

In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to overweight equities slightly in relation to the target allocation on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate balance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 23 for more information on Lipper Inc.
3. See footnote on page 23 for more information on the S&P 500® Index.
4. See footnote on page 23 for more information on the MSCI EAFE® Index.
5. See footnote on page 23 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

26    MainStay Retirement 2020 Fund

positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark. The Fund was also heavily tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

The largest change during the reporting period was a shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Also noteworthy was a new position in MainStay Cash Reserves Fund. We established the position to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

Were there any other significant allocation changes during the reporting period?

In several cases, we exited positions in actively managed non-MainStay Funds in favor of low-cost ETFs that invest in similar market segments.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) Among the most substantial detractors from performance were Vanguard MSCI Emerging Market ETF and MainStay Epoch International Small Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higher-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

mainstayinvestments.com    27

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall per-
formance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from comparatively large positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund. At the other end of the spectrum, small positions in American Century International Bond Fund and American Century Inflation-Adjusted Bond Fund were the greatest fixed-income detractors from the Fund’s overall performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28    MainStay Retirement 2020 Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 92.2%†

Equity Funds 58.1%
MainStay 130/30 Core Fund Class I	329,810	$2,612,095
MainStay 130/30 International Fund Class I	50,183	320,169
MainStay Common Stock Fund Class I	379,241	4,315,764
MainStay Epoch Global Choice Fund Class I	41,936	612,265
MainStay Epoch International Small Cap Fund Class I	204,767	3,446,230
MainStay Epoch U.S. All Cap Fund Class I	472,725	11,009,772
MainStay Growth Equity Fund Class I (a)(b)	20,383	229,721
MainStay ICAP Equity Fund Class I	184,784	6,489,605
MainStay ICAP International Fund Class I	181,227	4,994,608
MainStay ICAP Select Equity Fund Class I	117,096	3,919,211
MainStay International Equity Fund Class I	38,451	418,736
MainStay Large Cap Growth Fund Class I (a)	1,116,097	8,314,922
MainStay MAP Fund Class I	413,995	12,875,235
MainStay U.S. Small Cap Fund Class I	60,587	1,001,496

Total Equity Funds (Cost $59,052,777)		60,559,829

Fixed Income Funds 34.1%
MainStay Cash Reserves Fund Class I	2,550,167	2,550,167
MainStay Convertible Fund Class I	91,248	1,380,588
MainStay Flexible Bond Opportunities Fund Class I (b)	971,938	8,485,017
MainStay Floating Rate Fund Class I	259,759	2,418,353
MainStay Global High Income Fund Class I	130,484	1,544,929
MainStay High Yield Corporate Bond Fund Class I	423,064	2,470,694
MainStay High Yield Opportunities Fund Class I	37,313	422,386
MainStay Indexed Bond Fund Class I	379,782	4,432,058
MainStay Intermediate Term Bond Fund Class I	1,094,418	11,874,435

Total Fixed Income Funds (Cost $35,567,915)		35,578,627

Total Affiliated Investment Companies (Cost $94,620,692)		96,138,456

Unaffiliated Investment Companies 7.7%

Equity Funds 5.6%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	46,769	780,566
iShares Russell 2000 Index ETF	6,815	504,106
Vanguard Emerging Markets ETF	110,572	4,587,632

Total Equity Funds (Cost $6,123,631)		5,872,304

Fixed Income Funds 2.1%
iShares Barclays TIPS Bond Fund	17,973	2,093,675
SPDR Barclays Capital International Treasury Bond ETF	1,787	109,203

Total Fixed Income Funds (Cost $2,090,268)		2,202,878

Total Unaffiliated Investment Companies (Cost $8,213,899)		8,075,182

Total Investments (Cost $102,834,591) (c)	99.9%	104,213,638
Other Assets, Less Liabilities	0.1	78,331
Net Assets	100.0%	$104,291,969

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At October 31, 2011, cost is $103,329,652 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$2,332,127
Gross unrealized depreciation	(1,448,141)

Net unrealized appreciation	$883,986

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$60,559,829	$—	$—	$60,559,829
Fixed Income Funds	35,578,627	—	—	35,578,627

Total Affiliated Investment Companies	96,138,456	—	—	96,138,456

Unaffiliated Investment Companies
Equity Funds	5,872,304	—	—	5,872,304
Fixed Income Funds	2,202,878	—	—	2,202,878

Total Unaffiliated Investment Companies	8,075,182	—	—	8,075,182

Total Investments in Securities	$104,213,638	$—	$—	$104,213,638

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

30 MainStay Retirement 2020 Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $94,620,692)	$96,138,456
Investments in unaffiliated investment companies, at value (identified cost $8,213,899)	8,075,182
Receivables:
Fund shares sold	108,924
Manager (See Note 3)	11,137
Other assets	29,072

Total assets	104,362,771

Liabilities
Payables:
Transfer agent (See Note 3)	23,440
Fund shares redeemed	12,194
Shareholder communication	10,920
Professional fees	10,582
NYLIFE Distributors (See Note 3)	8,705
Custodian	562
Trustees	393
Accrued expenses	4,006

Total liabilities	70,802

Net assets	$104,291,969

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,974
Additional paid-in capital	96,497,797

96,508,771
Undistributed net investment income	1,009,471
Accumulated net realized gain (loss) on investments	5,394,680
Net unrealized appreciation (depreciation) on investments	1,379,047

Net assets	$104,291,969

Investor Class
Net assets applicable to outstanding shares	$2,959,599

Shares of beneficial interest outstanding	312,088

Net asset value per share outstanding	$9.48
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$10.03

Class A
Net assets applicable to outstanding shares	$14,032,355

Shares of beneficial interest outstanding	1,481,449

Net asset value per share outstanding	$9.47
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$10.02

Class I
Net assets applicable to outstanding shares	$63,847,956

Shares of beneficial interest outstanding	6,705,094

Net asset value and offering price per share outstanding	$9.52

Class R2
Net assets applicable to outstanding shares	$21,392,158

Shares of beneficial interest outstanding	2,257,850

Net asset value and offering price per share outstanding	$9.47

Class R3
Net assets applicable to outstanding shares	$2,059,901

Shares of beneficial interest outstanding	218,001

Net asset value and offering price per share outstanding	$9.45

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,657,548
Dividend distributions from unaffiliated investment companies	118,372

Total income	1,775,920

Expenses
Transfer agent (See Note 3)	120,714
Manager (See Note 3)	81,960
Registration	74,822
Distribution/Service—Investor Class (See Note 3)	6,207
Distribution/Service—Class A (See Note 3)	35,418
Distribution/Service—Class R2 (See Note 3)	13,485
Distribution/Service—Class R3 (See Note 3)	10,074
Professional fees	31,021
Shareholder communication	19,066
Custodian	8,375
Shareholder service (See Note 3)	7,409
Trustees	2,384
Miscellaneous	7,724

Total expenses before waiver/reimbursement	418,659
Expense waiver/reimbursement from Manager (See Note 3)	(241,132)
Expense reimbursement from Transfer agent (See Note 3)	(1,951)

Net expenses	175,576

Net investment income (loss)	1,600,344

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	5,310,878
Unaffiliated investment company transactions	671,457
Realized capital gain distributions from affiliated investment companies	251,078
Realized capital gain distributions from unaffiliated investment companies	58,588

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	6,292,001

Net change in unrealized appreciation (depreciation) on investments	(5,105,467)

Net realized and unrealized gain (loss) on investments	1,186,534

Net increase (decrease) in net assets resulting from operations	$2,786,878

The notes to the financial statements are an integral part of,

32 MainStay Retirement 2020 Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,600,344	$1,123,488
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	6,292,001	4,562,821
Net change in unrealized appreciation (depreciation) on investments	(5,105,467)	2,079,880

Net increase (decrease) in net assets resulting from operations	2,786,878	7,766,189

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(40,491)	(17,599)
Class A	(278,945)	(199,170)
Class I	(1,066,646)	(820,771)
Class R2	(33,109)	(18,380)
Class R3	(34,294)	(26,508)

	(1,453,485)	(1,082,428)

From net realized gain on investments:
Investor Class	(32,465)	—
Class A	(215,292)	—
Class I	(739,851)	—
Class R2	(27,393)	—
Class R3	(30,810)	—

	(1,045,811)	—

Total dividends and distributions to shareholders	(2,499,296)	(1,082,428)

Capital share transactions:
Net proceeds from sale of shares	55,599,218	20,167,580
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,495,627	1,082,428
Cost of shares redeemed	(20,194,687)	(19,350,396)

Increase (decrease) in net assets derived from capital share transactions	37,900,158	1,899,612

Net increase (decrease) in net assets	38,187,740	8,583,373

Net Assets
Beginning of year	66,104,229	57,520,856

End of year	$104,291,969	$66,104,229

Undistributed net investment income at end of year	$1,009,471	$713,291

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$9.54	$8.56	$7.43	$9.83

Net investment income (loss) (a)	0.16	0.12	0.18	0.12
Net realized and unrealized gain (loss) on investments	0.12	1.01	1.13	(2.52)

Total from investment operations	0.28	1.13	1.31	(2.40)

Less dividends and distributions:
From net investment income	(0.19)	(0.15)	(0.16)	—
From net realized gain on investments	(0.15)	—	(0.02)	—

Total dividends and distributions	(0.34)	(0.15)	(0.18)	—

Net asset value at end of period	$9.48	$9.54	$8.56	$7.43

Total investment return (b)	2.92%	13.33%	17.99%	(24.42	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.48%	2.31%	2.02	% ††
Net expenses (d)	0.47%	0.47%	0.47%	0.47	% ††
Expenses (before waiver/reimbursement) (d)	0.88%	1.16%	1.31%	1.48	% ††
Portfolio turnover rate	97%	73%	68%	134%
Net assets at end of period (in 000’s)	$2,960	$1,926	$915	$342

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

34 MainStay Retirement 2020 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.53	$8.54	$7.44	$10.57	$10.00

Net investment income (loss) (a)	0.18	0.15	0.19	0.17	0.04
Net realized and unrealized gain (loss) on investments	0.11	0.99	1.11	(3.25)	0.53

Total from investment operations	0.29	1.14	1.30	(3.08)	0.57

Less dividends and distributions:
From net investment income	(0.20)	(0.15)	(0.18)	(0.04)	—
From net realized gain on investments	(0.15)	—	(0.02)	(0.01)	—

Total dividends and distributions	(0.35)	(0.15)	(0.20)	(0.05)	—

Net asset value at end of period	$9.47	$9.53	$8.54	$7.44	$10.57

Total investment return (b)	3.01%	13.55%	17.97%	(29.25%)	5.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	1.67%	2.48%	1.79%	1.32	%††
Net expenses (d)	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.67%	0.86%	1.01%	1.74%	35.65	%††
Portfolio turnover rate	97%	73%	68%	134%	25%
Net assets at end of period (in 000’s)	$14,032	$13,421	$11,026	$4,940	$297

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 35

Financial Highlights selected per share data and ratios

	Class I
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.57	$8.58	$7.45	$10.57	$10.00

Net investment income (loss) (a)	0.20	0.17	0.21	0.19	0.05
Net realized and unrealized gain (loss) on investments	0.12	0.99	1.12	(3.24)	0.52

Total from investment operations	0.32	1.16	1.33	(3.05)	0.57

Less dividends and distributions:
From net investment income	(0.22)	(0.17)	(0.18)	(0.06)	—
From net realized gain on investments	(0.15)	—	(0.02)	(0.01)	—

Total dividends and distributions	(0.37)	(0.17)	(0.20)	(0.07)	—

Net asset value at end of period	$9.52	$9.57	$8.58	$7.45	$10.57

Total investment return (b)	3.34%	13.69%	18.30%	(29.14%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%	1.95%	2.73%	2.06%	1.56	%††
Net expenses (d)	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.42%	0.61%	0.76%	1.45%	35.16	%††
Portfolio turnover rate	97%	73%	68%	134%	25%
Net assets at end of period (in 000’s)	$63,848	$47,125	$42,809	$19,743	$440

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

36 MainStay Retirement 2020 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
			January 8,
			2009**
			through
	Year ended October 31,		October 31,
	2011	2010	2009
Net asset value at beginning of period	$9.52	$8.54	$7.21

Net investment income (loss) (a)	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.13	0.98	1.21

Total from investment operations	0.28	1.12	1.33

Less dividends and distributions:
From net investment income	(0.18)	(0.14)	—
From net realized gain on investments	(0.15)	—	—

Total dividends and distributions	(0.33)	(0.14)	—

Net asset value at end of period	$9.47	$9.52	$8.54

Total investment return (b)	3.08%	13.29%	18.45	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.54%	1.82	%††
Net expenses (e)	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.77%	0.96%	1.09	%††
Portfolio turnover rate	97%	73%	68%
Net assets at end of period (in 000’s)	$21,392	$1,718	$1,057

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 37

Financial Highlights selected per share data and ratios

	Class R3
				May 1,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$9.51	$8.54	$7.42	$9.98

Net investment income (loss) (a)	0.15	0.11	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.11	0.99	1.12	(2.66)

Total from investment operations	0.26	1.10	1.29	(2.56)

Less dividends and distributions:
From net investment income	(0.17)	(0.13)	(0.15)	—
From net realized gain on investments	(0.15)	—	(0.02)	—

Total dividends and distributions	(0.32)	(0.13)	(0.17)	—

Net asset value at end of period	$9.45	$9.51	$8.54	$7.42

Total investment return (b)	2.71%	13.02%	17.71%	(25.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.33%	2.31%	2.61	% ††
Net expenses (d)	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.02%	1.21%	1.37%	1.81	% ††
Portfolio turnover rate	97%	73%	68%	134%
Net assets at end of period (in 000’s)	$2,060	$1,915	$1,713	$1,305

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

38 MainStay Retirement 2020 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

MainStay Retirement 2030 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–3.18%	–2.17%	2.42%
		Excluding sales charges	2.46	–0.88	2.42

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–3.09	–2.10	1.97
		Excluding sales charges	2.55	–0.82	1.97

Class I Shares	No Sales Charge		2.85	–0.55	1.72

Class R2 Shares[4]	No Sales Charge		2.45	–0.93	2.07

Class R3 Shares[5]	No Sales Charge		2.23	–1.14	2.32

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    39

	One	Since
Benchmark Performance	Year	Inception

S&P 500® Index[6]	8.09%	–2.00%

MSCI EAFE® Index[7]	–4.08	–6.35

Barclays Capital U.S. Aggregate Bond Index[8]	5.00	7.05

Average Lipper Mixed-Asset Target 2030 Fund[9]	3.14	–1.95

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

40    MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$907.50	$2.26	$1,022.80	$2.40

Class A Shares	$1,000.00	$907.40	$1.78	$1,023.30	$1.89

Class I Shares	$1,000.00	$909.00	$0.58	$1,024.60	$0.61

Class R2 Shares	$1,000.00	$906.30	$2.26	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$906.40	$3.46	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    41

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

Capital Appreciation	40.60
Total Return	21.10
Growth of Capital	19.50
Current Income	18.80
Other Assets, Less Liabilities	(0.00)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

42    MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 2.46% for Investor Class shares and 2.55% for Class A shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 2.85%, Class R2 shares returned 2.45% and Class R3 shares returned 2.23%. All share classes underperformed the 3.14% return of the average Lipper2 mixed-asset target 2030 fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the −4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 39 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large cap equities.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the target allocations outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to stocks and a slightly lower-than-normal allocation to bonds through the early part of 2011, before softer economic conditions led us to retreat to a more normal mix.

In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to overweight equities slightly in relation to the target allocation on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate balance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 40 for more information on Lipper Inc.
3. See footnote on page 40 for more information on the S&P 500® Index.
4. See footnote on page 40 for more information on the MSCI EAFE® Index.
5. See footnote on page 40 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    43

positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark. The Fund was also heavily tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

The largest change during the reporting period was a shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Also noteworthy was a new position in MainStay Cash Reserves Fund. We established the position to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

Were there any other significant allocation changes during the reporting period?

In several cases, we exited positions in actively managed non-MainStay Funds in favor of low-cost ETFs that invest in similar market segments.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) Among the most substantial detractors from performance were Vanguard MSCI Emerging Market ETF and MainStay Epoch International Small Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higher-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

44    MainStay Retirement 2030 Fund

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall per-
formance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, small positions in American Century International Bond Fund and American Century Inflation-Adjusted Bond Fund were the greatest fixed-income detractors from the Fund’s overall performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    45

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 91.5%†

Equity Funds 71.1%
MainStay 130/30 Core Fund Class I	522,920	$4,141,525
MainStay 130/30 International Fund Class I	156,624	999,259
MainStay Common Stock Fund Class I	438,460	4,989,672
MainStay Epoch Global Choice Fund Class I	191,113	2,790,251
MainStay Epoch International Small Cap Fund Class I	318,290	5,356,829
MainStay Epoch U.S. All Cap Fund Class I	738,156	17,191,646
MainStay Growth Equity Fund Class I (a)(b)	52,342	589,891
MainStay ICAP Equity Fund Class I	320,918	11,270,651
MainStay ICAP International Fund Class I	318,089	8,766,528
MainStay ICAP Select Equity Fund Class I	163,073	5,458,056
MainStay International Equity Fund Class I	180,701	1,967,838
MainStay Large Cap Growth Fund Class I (b)	1,817,794	13,542,565
MainStay MAP Fund Class I	710,361	22,092,225
MainStay U.S. Small Cap Fund Class I	107,575	1,778,222

Total Equity Funds (Cost $100,844,073)		100,935,158

Fixed Income Funds 20.4%
MainStay Cash Reserves Fund Class I	3,594,683	3,594,683
MainStay Convertible Fund Class I	93,328	1,412,056
MainStay Flexible Bond Opportunities Fund Class I (a)	1,496,127	13,061,191
MainStay Floating Rate Fund Class I	421,501	3,924,171
MainStay Global High Income Fund Class I (a)	235,648	2,790,077
MainStay High Yield Corporate Bond Fund Class I	528,952	3,089,081
MainStay High Yield Opportunities Fund Class I	8,633	97,725
MainStay Indexed Bond Fund Class I	16,687	194,738
MainStay Intermediate Term Bond Fund Class I	73,627	798,854

Total Fixed Income Funds (Cost $29,271,662)		28,962,576

Total Affiliated Investment Companies (Cost $130,115,735)		129,897,734

Unaffiliated Investment Companies 8.5%

Equity Funds 7.5%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	138,883	2,317,955
iShares Russell 2000 Index ETF	20,245	1,497,522
SPDR S&P Emerging Markets ETF	33	2,107
Vanguard Emerging Markets ETF	163,965	6,802,909

Total Equity Funds (Cost $11,160,328)		10,620,493

Fixed Income Funds 1.0%
iShares Barclays TIPS Bond Fund	264	30,754
SPDR Barclays Capital International Treasury Bond ETF	24,102	1,472,873

Total Fixed Income Funds (Cost $1,461,529)		1,503,627

Total Unaffiliated Investment Companies (Cost $12,621,857)		12,124,120

Total Investments (Cost $142,737,592)(c)	100.0%	142,021,854
Other Assets, Less Liabilities	(0.0)‡	(33,618)
Net Assets	100.0%	$141,988,236

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	At October 31, 2011, cost is $143,435,548 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,999,957
Gross unrealized depreciation	(3,413,651)

Net unrealized depreciation	$(1,413,694)

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of,

46 MainStay Retirement 2030 Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$100,935,158	$—	$—	$100,935,158
Fixed Income Funds	28,962,576	—	—	28,962,576

Total Affiliated Investment Companies	129,897,734	—	—	129,897,734

Unaffiliated Investment Companies
Equity Funds	10,620,493	—	—	10,620,493
Fixed Income Funds	1,503,627	—	—	1,503,627

Total Unaffiliated Investment Companies	12,124,120	—	—	12,124,120

Total Investments in Securities	$142,021,854	$—	$—	$142,021,854

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 47

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $130,115,735)	$129,897,734
Investments in unaffiliated investment companies, at value (identified cost $12,621,857)	12,124,120
Cash	29,058
Receivables:
Fund shares sold	192,010
Manager (See Note 3)	16,672
Other assets	29,053

Total assets	142,288,647

Liabilities
Payables:
Fund shares redeemed	193,356
Transfer agent (See Note 3)	39,158
Investment securities purchased	28,058
Shareholder communication	13,938
Professional fees	11,551
NYLIFE Distributors (See Note 3)	9,058
Custodian	675
Trustees	533
Accrued expenses	4,084

Total liabilities	300,411

Net assets	$141,988,236

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,666
Additional paid-in capital	132,365,674

132,381,340
Undistributed net investment income	1,033,719
Accumulated net realized gain (loss) on investments	9,288,915
Net unrealized appreciation (depreciation) on investments	(715,738)

Net assets	$141,988,236

Investor Class
Net assets applicable to outstanding shares	$2,768,308

Shares of beneficial interest outstanding	306,574

Net asset value per share outstanding	$9.03
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.56

Class A
Net assets applicable to outstanding shares	$13,572,663

Shares of beneficial interest outstanding	1,506,472

Net asset value per share outstanding	$9.01
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.53

Class I
Net assets applicable to outstanding shares	$104,014,986

Shares of beneficial interest outstanding	11,449,821

Net asset value and offering price per share outstanding	$9.08

Class R2
Net assets applicable to outstanding shares	$15,517,085

Shares of beneficial interest outstanding	1,724,271

Net asset value and offering price per share outstanding	$9.00

Class R3
Net assets applicable to outstanding shares	$6,115,194

Shares of beneficial interest outstanding	678,807

Net asset value and offering price per share outstanding	$9.01

The notes to the financial statements are an integral part of,

48 MainStay Retirement 2030 Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,002,825
Dividend distributions from unaffiliated investment companies	125,956

Total income	2,128,781

Expenses
Transfer agent (See Note 3)	216,666
Manager (See Note 3)	122,471
Distribution/Service—Investor Class (See Note 3)	5,883
Distribution/Service—Class A (See Note 3)	34,358
Distribution/Service—Class R2 (See Note 3)	13,468
Distribution/Service—Class R3 (See Note 3)	31,264
Registration	75,703
Professional fees	33,740
Shareholder communication	27,101
Shareholder service (See Note 3)	11,640
Custodian	8,924
Trustees	3,489
Miscellaneous	8,455

Total expenses before waiver/reimbursement	593,162
Expense waiver/reimbursement from Manager (See Note 3)	(341,109)
Expense reimbursement from Transfer agent (See Note 3)	(3,477)

Net expenses	248,576

Net investment income (loss)	1,880,205

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	9,282,461
Unaffiliated investment company transactions	1,177,305
Realized capital gain distributions from affiliated investment companies	148,189
Realized capital gain distributions from unaffiliated investment companies	89,972

Net realized gain (loss) on investments and investments from affiliated and unaffiliated investment companies	10,697,927

Net change in unrealized appreciation (depreciation) on investments	(10,508,630)

Net realized and unrealized gain (loss) on investments	189,297

Net increase (decrease) in net assets resulting from operations	$2,069,502

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 49

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,880,205	$1,073,850
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	10,697,927	4,879,049
Net change in unrealized appreciation (depreciation) on investments	(10,508,630)	4,495,979

Net increase (decrease) in net assets resulting from operations	2,069,502	10,448,878

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(29,235)	(10,126)
Class A	(206,887)	(150,443)
Class I	(1,177,323)	(808,959)
Class R2	(42,653)	(22,641)
Class R3	(75,848)	(59,829)

	(1,531,946)	(1,051,998)

From net realized gain on investments:
Investor Class	(10,738)	—
Class A	(72,139)	—
Class I	(361,008)	—
Class R2	(15,861)	—
Class R3	(33,113)	—

	(492,859)	—

Total dividends and distributions to shareholders	(2,024,805)	(1,051,998)

Capital share transactions:
Net proceeds from sale of shares	83,765,951	24,863,319
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,023,093	1,051,998
Cost of shares redeemed	(31,033,795)	(15,997,158)

Increase (decrease) in net assets derived from capital share transactions	54,755,249	9,918,159

Net increase (decrease) in net assets	54,799,946	19,315,039

Net Assets
Beginning of year	87,188,290	67,873,251

End of year	$141,988,236	$87,188,290

Undistributed net investment income at end of year	$1,033,719	$606,338

The notes to the financial statements are an integral part of,

50 MainStay Retirement 2030 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$8.99	$7.97	$6.92	$9.60

Net investment income (loss) (a)	0.12	0.09	0.12	0.07
Net realized and unrealized gain (loss) on investments	0.10	1.04	1.07	(2.75)

Total from investment operations	0.22	1.13	1.19	(2.68)

Less dividends and distributions:
From net investment income	(0.13)	(0.11)	(0.13)	—
From net realized gain on investments	(0.05)	—	(0.01)	—

Total dividends and distributions	(0.18)	(0.11)	(0.14)	—

Net asset value at end of period	$9.03	$8.99	$7.97	$6.92

Total investment return (b)	2.46%	14.30%	17.67%	(27.92	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.05%	1.75%	1.26	% ††
Net expenses (d)	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	0.98%	1.34%	1.70%	1.42	% ††
Portfolio turnover rate	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$2,768	$1,785	$606	$104

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 51

Financial Highlights selected per share data and ratios

	Class A
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.97	$7.95	$6.92	$10.59	$10.00

Net investment income (loss)	0.14 (a)	0.10 (a)	0.15 (a)	0.11 (a)	0.02
Net realized and unrealized gain (loss) on investments	0.09	1.04	1.05	(3.69)	0.57

Total from investment operations	0.23	1.14	1.20	(3.58)	0.59

Less dividends and distributions:
From net investment income	(0.14)	(0.12)	(0.16)	(0.08)	—
From net realized gain on investments	(0.05)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.19)	(0.12)	(0.17)	(0.09)	—

Net asset value at end of period	$9.01	$8.97	$7.95	$6.92	$10.59

Total investment return (b)	2.55%	14.40%	17.63%	(33.97%)	5.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.25%	2.14%	1.22%	0.71	%††
Net expenses (d)	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.65%	0.89%	1.01%	1.76%	35.87	%††
Portfolio turnover rate	104%	60%	71%	148%	42%
Net assets at end of period (in 000’s)	$13,573	$12,733	$10,314	$4,784	$306

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

52 MainStay Retirement 2030 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.04	$8.00	$6.94	$10.60	$10.00

Net investment income (loss)	0.15 (a)	0.13 (a)	0.17 (a)	0.13 (a)	0.03
Net realized and unrealized gain (loss) on investments	0.10	1.04	1.04	(3.69)	0.57

Total from investment operations	0.25	1.17	1.21	(3.56)	0.60

Less dividends and distributions:
From net investment income	(0.16)	(0.13)	(0.14)	(0.09)	—
From net realized gain on investments	(0.05)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.21)	(0.13)	(0.15)	(0.10)	—

Net asset value at end of period	$9.08	$9.04	$8.00	$6.94	$10.60

Total investment return (b)	2.85%	14.77%	17.96%	(33.86%)	6.00	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.52%	2.37%	1.49%	0.96	%††
Net expenses (d)	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.40%	0.64%	0.76%	1.36%	35.62	%††
Portfolio turnover rate	104%	60%	71%	148%	42%
Net assets at end of period (in 000’s)	$104,015	$63,817	$50,513	$23,249	$287

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 53

Financial Highlights selected per share data and ratios

	Class R2
			January 8,
			2009**
			through
	Year ended October 31,		October 31,
	2011	2010	2009
Net asset value at beginning of period	$8.96	$7.94	$6.64

Net investment income (loss) (a)	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.11	1.03	1.22

Total from investment operations	0.22	1.12	1.30

Less dividends and distributions:
From net investment income	(0.13)	(0.10)	—
From net realized gain on investments	(0.05)	—	—

Total dividends and distributions	(0.18)	(0.10)	—

Net asset value at end of period	$9.00	$8.96	$7.94

Total investment return (b)	2.45%	14.27%	19.58	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.10%	1.34	%††
Net expenses (e)	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.75%	0.99%	1.10	%††
Portfolio turnover rate	104%	60%	71%
Net assets at end of period (in 000’s)	$15,517	$2,907	$1,540

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

54 MainStay Retirement 2030 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
				May 1,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$8.97	$7.96	$6.92	$9.76

Net investment income (loss) (a)	0.11	0.08	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.09	1.02	1.03	(2.87)

Total from investment operations	0.20	1.10	1.17	(2.84)

Less dividends and distributions:
From net investment income	(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.05)	—	(0.01)	—

Total dividends and distributions	(0.16)	(0.09)	(0.13)	—

Net asset value at end of period	$9.01	$8.97	$7.96	$6.92

Total investment return (b)	2.23%	13.97%	17.28%	(29.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%	0.91%	1.98%	0.79	% ††
Net expenses (d)	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.00%	1.24%	1.36%	1.69	% ††
Portfolio turnover rate	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$6,115	$5,946	$4,901	$3,695

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 55

MainStay Retirement 2040 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–3.42%	–2.91%	2.71%
		Excluding sales charges	2.20	–1.63	2.71

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–3.34	–2.85	2.13
		Excluding sales charges	2.29	–1.58	2.13

Class I Shares	No Sales Charge		2.48	–1.35	1.88

Class R2 Shares[4]	No Sales Charge		2.17	–1.64	2.23

Class R3 Shares[5]	No Sales Charge		1.98	–1.92	2.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

56    MainStay Retirement 2040 Fund

	One	Since
Benchmark Performance	Year	Inception

S&P 500® Index[6]	8.09%	–2.00%

MSCI EAFE® Index[7]	–4.08	–6.35

Barclays Capital U.S. Aggregate Bond Index[8]	5.00	7.05

Average Lipper Mixed-Asset Target 2040 Fund[9]	2.76	–2.47

and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    57

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$896.90	$2.25	$1,022.80	$2.40

Class A Shares	$1,000.00	$897.50	$1.77	$1,023.30	$1.89

Class I Shares	$1,000.00	$897.40	$0.57	$1,024.60	$0.61

Class R2 Shares	$1,000.00	$896.70	$2.25	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$895.60	$3.44	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

58    MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

Capital Appreciation	41.9
Growth of Capital	27.7
Total Return	23.3
Current Income	6.9
Other Assets, Less Liabilities	0.2

See Portfolio of Investments beginning on page 63 for specific holdings within these categories.

mainstayinvestments.com    59

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 2.20% for Investor Class shares and 2.29% for Class A shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 2.48%, Class R2 shares returned 2.17% and Class R3 shares returned 1.98%. All share classes underperformed the 2.76% return of the average Lipper2 mixed-asset target 2040 fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the –4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 56 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large cap equities.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the target allocations outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to stocks and a slightly lower-than-normal allocation to bonds through the early part of 2011, before softer economic conditions led us to retreat to a more normal mix.

In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to overweight equities slightly in relation to the target allocation on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate balance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 57 for more information on Lipper Inc.
3. See footnote on page 57 for more information on the S&P 500® Index.
4. See footnote on page 57 for more information on the MSCI EAFE® Index.
5. See footnote on page 57 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

60    MainStay Retirement 2040 Fund

positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark. The Fund was also heavily tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

Among the larger changes during the reporting period was a shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund and MainStay MAP Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Also noteworthy was a new position in MainStay Cash Reserves Fund. We established the position to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

Were there any other significant allocation changes during the reporting period?

In several cases, we exited positions in actively managed non-MainStay Funds in favor of low-cost ETFs that invest in similar market segments.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) Among the most substantial detractors from performance were Vanguard MSCI Emerging Market ETF and MainStay Epoch International Small Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higher-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

mainstayinvestments.com    61

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall per-
formance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, a small position in American Century International Bond Fund and a larger position in MainStay Flexible Bond Opportunities Fund were the greatest fixed-income detractors from the Fund’s overall performance. The Fund’s position in American Century International Bond Fund has been sold.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

62    MainStay Retirement 2040 Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 90.1%†

Equity Funds 77.7%
MainStay 130/30 Core Fund Class I	351,292	$2,782,235
MainStay 130/30 International Fund Class I	122,334	780,492
MainStay Common Stock Fund Class I	234,098	2,664,039
MainStay Epoch Global Choice Fund Class I	111,022	1,620,919
MainStay Epoch International Small Cap Fund Class I	204,821	3,447,145
MainStay Epoch U.S. All Cap Fund Class I	462,905	10,781,052
MainStay Growth Equity Fund Class I (a)(b)	35,788	403,327
MainStay ICAP Equity Fund Class I	169,651	5,958,149
MainStay ICAP International Fund Class I	207,969	5,731,629
MainStay ICAP Select Equity Fund Class I	101,804	3,407,369
MainStay International Equity Fund Class I	153,052	1,666,731
MainStay Large Cap Growth Fund Class I (a)	1,172,740	8,736,916
MainStay MAP Fund Class I	464,798	14,455,210
MainStay U.S. Small Cap Fund Class I	158,283	2,616,417

Total Equity Funds (Cost $65,540,257)		65,051,630

Fixed Income Funds 12.4%
MainStay Cash Reserves Fund Class I	1,567,629	1,567,629
MainStay Convertible Fund Class I	32,714	494,970
MainStay Flexible Bond Opportunities Fund Class I	553,110	4,828,649
MainStay Floating Rate Fund Class I	152,287	1,417,795
MainStay Global High Income Fund Class I	80,494	953,049
MainStay High Yield Corporate Bond Fund Class I	191,226	1,116,758

Total Fixed Income Funds (Cost $10,523,482)		10,378,850

Total Affiliated Investment Companies (Cost $76,063,739)		75,430,480

Unaffiliated Investment Companies 9.8%

Equity Funds 9.8%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	139,976	2,336,195
iShares Russell 2000 Index ETF	19,994	1,478,956
SPDR S&P Emerging Markets ETF	5,057	322,940
Vanguard Emerging Markets ETF	97,653	4,051,623

Total Unaffiliated Investment Companies (Cost $8,665,989)		8,189,714

Total Investments (Cost $84,729,728) (c)	99.9%	83,620,194
Other Assets, Less Liabilities	0.1	71,276

Net Assets	100.0%	$83,691,470

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At October 31, 2011, cost is $85,068,022 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$903,712
Gross unrealized depreciation	(2,351,540)

Net unrealized depreciation	$(1,447,828)

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 63

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$65,051,630	$—	$—	$65,051,630
Fixed Income Funds	10,378,850	—	—	10,378,850

Total Affiliated Investment Companies	75,430,480	—	—	75,430,480

Unaffiliated Investment Companies
Equity Funds	8,189,714	—	—	8,189,714

Total Investments in Securities	$83,620,194	$—	$—	$83,620,194

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

64 MainStay Retirement 2040 Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $76,063,739)	$75,430,480
Investments in unaffiliated investment companies, at value (identified cost $8,665,989)	8,189,714
Receivables:
Fund shares sold	217,294
Manager (See Note 3)	18,585
Other assets	28,725

Total assets	83,884,798

Liabilities
Payables:
Fund shares redeemed	131,815
Transfer agent (See Note 3)	32,240
Professional fees	9,873
Shareholder communication	8,456
NYLIFE Distributors (See Note 3)	5,910
Custodian	739
Trustees	312
Accrued expenses	3,983

Total liabilities	193,328

Net assets	$83,691,470

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,496
Additional paid-in capital	79,048,599

79,058,095
Undistributed net investment income	384,983
Accumulated net realized gain (loss) on investments	5,357,926
Net unrealized appreciation (depreciation) on investments	(1,109,534)

Net assets	$83,691,470

Investor Class
Net assets applicable to outstanding shares	$2,306,434

Shares of beneficial interest outstanding	262,531

Net asset value per share outstanding	$8.79
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.30

Class A
Net assets applicable to outstanding shares	$7,151,052

Shares of beneficial interest outstanding	816,656

Net asset value per share outstanding	$8.76
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.27

Class I
Net assets applicable to outstanding shares	$59,618,748

Shares of beneficial interest outstanding	6,748,659

Net asset value and offering price per share outstanding	$8.83

Class R2
Net assets applicable to outstanding shares	$9,559,430

Shares of beneficial interest outstanding	1,090,217

Net asset value and offering price per share outstanding	$8.77

Class R3
Net assets applicable to outstanding shares	$5,055,806

Shares of beneficial interest outstanding	578,083

Net asset value and offering price per share outstanding	$8.75

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 65

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$968,464
Dividend distributions from unaffiliated investment companies	53,896

Total income	1,022,360

Expenses
Transfer agent (See Note 3)	183,320
Registration	74,695
Manager (See Note 3)	73,132
Distribution/Service—Investor Class (See Note 3)	4,740
Distribution/Service—Class A (See Note 3)	18,149
Distribution/Service—Class R2 (See Note 3)	11,831
Distribution/Service—Class R3 (See Note 3)	25,182
Professional fees	30,314
Shareholder communication	18,241
Shareholder service (See Note 3)	9,769
Custodian	9,037
Trustees	2,080
Miscellaneous	7,388

Total expenses before waiver/reimbursement	467,878
Expense waiver/reimbursement from Manager (See Note 3)	(304,893)
Expense reimbursement from Transfer agent (See Note 3)	(1,748)

Net expenses	161,237

Net investment income (loss)	861,123

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	5,183,924
Unaffiliated investment company transactions	737,774
Realized capital gain distributions from affiliated investment companies	52,109
Realized capital gain distributions from unaffiliated investment companies	78,390

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	6,052,197

Net change in unrealized appreciation (depreciation) on investments	(6,246,547)

Net realized and unrealized gain (loss) on investments	(194,350)

Net increase (decrease) in net assets resulting from operations	$666,773

The notes to the financial statements are an integral part of,

66 MainStay Retirement 2040 Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$861,123	$474,077
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	6,052,197	3,323,398
Net change in unrealized appreciation (depreciation) on investments	(6,246,547)	2,249,856

Net increase (decrease) in net assets resulting from operations	666,773	6,047,331

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(18,662)	(8,084)
Class A	(90,850)	(65,682)
Class I	(526,048)	(361,660)
Class R2	(41,846)	(18,538)
Class R3	(47,438)	(34,687)

	(724,844)	(488,651)

From net realized gain on investments:
Investor Class	(17,030)	—
Class A	(77,851)	—
Class I	(387,508)	—
Class R2	(39,261)	—
Class R3	(53,257)	—

	(574,907)	—

Total dividends and distributions to shareholders	(1,299,751)	(488,651)

Capital share transactions:
Net proceeds from sale of shares	52,177,059	14,894,119
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,298,805	488,396
Cost of shares redeemed	(18,889,057)	(9,413,966)

Increase (decrease) in net assets derived from capital share transactions	34,586,807	5,968,549

Net increase (decrease) in net assets	33,953,829	11,527,229

Net Assets
Beginning of year	49,737,641	38,210,412

End of year	$83,691,470	$49,737,641

Undistributed net investment income at end of year	$384,983	$217,127

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 67

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$8.80	$7.75	$6.74	$9.56

Net investment income (loss) (a)	0.09	0.06	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.11 (b)	1.08	1.04	(2.88)

Total from investment operations	0.20	1.14	1.13	(2.82)

Less dividends and distributions:
From net investment income	(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.10)	—	—	—

Total dividends and distributions	(0.21)	(0.09)	(0.12)	—

Net asset value at end of period	$8.79	$8.80	$7.75	$6.74

Total investment return (c)	2.20%	14.76%	17.20%	(29.50	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.77%	1.25%	1.10	% ††
Net expenses (e)	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	1.13%	1.60%	1.94%	1.93	% ††
Portfolio turnover rate	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$2,306	$1,337	$614	$81

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

68 MainStay Retirement 2040 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.77	$7.72	$6.75	$10.61	$10.00

Net investment income (loss) (a)	0.11	0.08	0.12	0.10	0.02
Net realized and unrealized gain (loss) on investments	0.10 (b)	1.06	1.00	(3.91)	0.59

Total from investment operations	0.21	1.14	1.12	(3.81)	0.61

Less dividends and distributions:
From net investment income	(0.12)	(0.09)	(0.15)	(0.04)	—
From net realized gain on investments	(0.10)	—	—	(0.01)	—

Total dividends and distributions	(0.22)	(0.09)	(0.15)	(0.05)	—

Net asset value at end of period	$8.76	$8.77	$7.72	$6.75	$10.61

Total investment return (c)	2.29%	14.89%	17.09%	(36.07%)	6.10	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	0.97%	1.77%	1.07%	0.49	%††
Net expenses (e)	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (e)	0.79%	1.02%	1.19%	2.57%	39.66	%††
Portfolio turnover rate	111%	65%	75%	145%	25%
Net assets at end of period (in 000’s)	$7,151	$6,826	$5,459	$2,364	$265

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 69

Financial Highlights selected per share data and ratios

	Class I
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.84	$7.77	$6.76	$10.61	$10.00

Net investment income (loss) (a)	0.11	0.10	0.14	0.11	0.03
Net realized and unrealized gain (loss) on investments	0.12 (b)	1.08	1.00	(3.90)	0.58

Total from investment operations	0.23	1.18	1.14	(3.79)	0.61

Less dividends and distributions:
From net investment income	(0.14)	(0.11)	(0.13)	(0.05)	—
From net realized gain on investments	(0.10)	—	—	(0.01)	—

Total dividends and distributions	(0.24)	(0.11)	(0.13)	(0.06)	—

Net asset value at end of period	$8.83	$8.84	$7.77	$6.76	$10.61

Total investment return (c)	2.48%	15.24%	17.34%	(35.96%)	6.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.22%	2.04%	1.25%	0.75	%††
Net expenses (e)	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (e)	0.54%	0.77%	0.94%	2.02%	39.47	%††
Portfolio turnover rate	111%	65%	75%	145%	25%
Net assets at end of period (in 000’s)	$59,619	$33,551	$27,031	$11,263	$273

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

70 MainStay Retirement 2040 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
			January 8,
			2009**
			through
	Year ended October 31,		October 31,
	2011	2010	2009
Net asset value at beginning of period	$8.78	$7.72	$6.43

Net investment income (loss) (a)	0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.11 (b)	1.08	1.24

Total from investment operations	0.20	1.14	1.29

Less dividends and distributions:
From net investment income	(0.11)	(0.08)	—
From net realized gain on investments	(0.10)	—	—

Total dividends and distributions	(0.21)	(0.08)	—

Net asset value at end of period	$8.77	$8.78	$7.72

Total investment return (c)	2.17%	14.85%	20.06	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	0.78%	0.91	%††
Net expenses (f)	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.89%	1.12%	1.26	%††
Portfolio turnover rate	111%	65%	75%
Net assets at end of period (in 000’s)	$9,559	$3,394	$1,425

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 71

Financial Highlights selected per share data and ratios

	Class R3
				May 1,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$8.76	$7.72	$6.73	$9.71

Net investment income (loss) (a)	0.08	0.05	0.11	0.04
Net realized and unrealized gain (loss) on investments	0.10 (b)	1.06	0.99	(3.02)

Total from investment operations	0.18	1.11	1.10	(2.98)

Less dividends and distributions:
From net investment income	(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.10)	—	—	—

Total dividends and distributions	(0.19)	(0.07)	(0.11)	—

Net asset value at end of period	$8.75	$8.76	$7.72	$6.73

Total investment return (c)	1.98%	14.47%	16.77%	(30.69	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%	0.61%	1.68%	1.07	% ††
Net expenses (e)	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (e)	1.14%	1.37%	1.55%	2.08	% ††
Portfolio turnover rate	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$5,056	$4,628	$3,682	$2,767

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

72 MainStay Retirement 2040 Fund	and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2011

				Since	Gross
				Inception	Expense
Class	Sales Charge		One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–3.52%	–3.42%	3.30%
		Excluding sales charges	2.10	–2.15	3.30

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–3.34	–3.32	2.42
		Excluding sales charges	2.28	–2.05	2.42

Class I Shares	No Sales Charge		2.49	–1.80	2.17

Class R2 Shares[4]	No Sales Charge		2.16	–2.15	2.52

Class R3 Shares[5]	No Sales Charge		2.00	–2.38	2.77

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    73

	One	Since
Benchmark Performance	Year	Inception

S&P 500® Index[6]	8.09%	–2.00%

MSCI EAFE® Index[7]	–4.08	–6.35

Barclays Capital U.S. Aggregate Bond Index[8]	5.00	7.05

Average Lipper Mixed-Asset Target 2050+ Fund[9]	2.51	–2.76

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2050+ fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

74    MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$890.00	$2.24	$1,022.80	$2.40

Class A Shares	$1,000.00	$891.10	$1.76	$1,023.30	$1.89

Class I Shares	$1,000.00	$892.60	$0.57	$1,024.60	$0.61

Class R2 Shares	$1,000.00	$890.20	$2.24	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$890.70	$3.43	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    75

Investment Objectives of Underlying Funds as of October 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 80 for specific holdings within these categories.

76    MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 2.10% for Investor Class shares and 2.28% for Class A shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 2.49%, Class R2 shares returned 2.16% and Class R3 shares returned 2.00%. All share classes underperformed the 2.51% return of the average Lipper2 mixed-asset target 2050+ fund for the 12 months ended October 31, 2011. Over the same period, all share classes underperformed the 8.09% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the −4.08% return of the MSCI EAFE® Index,4 which is the secondary benchmark for the Fund. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 73 for Fund returns with sales charges.

Were any changes made to the Fund’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continues to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large cap equities.

Our efforts to manage the Fund’s risk posture through its allocation to stocks and bonds contributed positively, but only marginally, to the Fund’s relative performance. Within the target allocations outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to stocks and a slightly lower-than-normal allocation to bonds through the early part of 2011, before softer economic conditions led us to retreat to a more normal mix.

In late summer, with equities having sold off considerably in response to the growing debt crisis, we again began to overweight equities slightly in relation to the target allocation on the belief that conditions were better than many investors perceived them to be. Although our timing was by no means perfect, the repositioning added to returns.

We were less successful within the fixed-income portion of the Fund. Being wary of the very low yields available on U.S. Treasury securities and mindful of the improving health of corporate balance sheets (which should translate into low default rates), we preferred shorter-duration6 lower-credit-quality bonds over longer-dated government-backed bonds. We have maintained this preference, but the positioning detracted from performance during the summer. During the summer months, investors flocked to U.S. Treasury securities for their perceived safety, which drove interest rates down and caused spreads7 to widen.

By far the largest factor affecting relative returns was the weak performance of a few Underlying Funds in which the Fund invested. Several prominent Fund holdings experienced significant challenges relative to their benchmarks and peers. Included among these were MainStay Flexible Bond Opportunities Fund, MainStay MAP Fund and MainStay Epoch International Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposure, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

As previously noted, the Fund’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-capitalization counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Fund reflected a preference for growth stocks

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 74 for more information on Lipper Inc.
3. See footnote on page 74 for more information on the S&P 500® Index.
4. See footnote on page 74 for more information on the MSCI EAFE® Index.
5. See footnote on page 74 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    77

over value stocks, as we anticipated a slower rate of earnings increases and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Fund was a bias for U.S. stocks over those of developed markets that face greater deleveraging issues.

The fixed-income portion of the Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, its Fund’s fixed-income benchmark. The Fund was also heavily tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Fund’s allocations change over the course of the reporting period?

Among the changes during the reporting period was a shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund.

We also reduced exposure to quantitatively managed strategies by reallocating assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund and MainStay MAP Fund. Historically, the Fund has had rather substantial holdings among quantitatively managed Underlying Funds. Over the past several months, however, those positions have been further diversified across Underlying Funds with nonquantitative management styles.

Also noteworthy was a new position in MainStay Cash Reserves Fund. We established the position to shorten the duration of the fixed-income portion of the Fund as protection against a potential rise in interest rates. The new position also served as a liquidity facility to adjust the Fund’s overall mix of exposure to stocks and bonds.

The Fund’s allocation to MainStay International Equity Fund was reduced, and the proceeds redirected to MainStay ICAP International Fund and a variety of domestic equity funds. This was done to address considerations of beta (or risk relative to the market as a whole) and style within the international portion of the Fund and to implement the intended bias toward U.S. equities.

Were there any other significant allocation changes during the reporting period?

In several cases, we exited positions in actively managed non-MainStay Funds in favor of low-cost ETFs that invest in similar market segments.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund. The lowest total returns came from MainStay International Equity Fund and MainStay Epoch International Small Cap Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s overall performance came from MainStay Large Cap Growth Fund and MainStay 130/30 Core Fund, both of which had strong returns and substantial allocations. (Contributions take weightings and total returns into account.) Among the most substantial detractors from performance were Vanguard MSCI Emerging Market ETF and MainStay Epoch International Small Cap Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

The Fund had a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index. We favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality by investors to U.S. Treasury securities and higer-quality corporate bonds over the summer in response to the escalating European sovereign debt crisis caused this positioning to be generally unproductive. We found this especially true during the final few months of the reporting period. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were when the fiscal year began. Accordingly, Underlying Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero and most Underlying Funds that invest primarily in short-term bonds failed to deliver returns much greater than that. Credit instruments and investment-grade bonds diverged sharply at points during the reporting period, but the differences ended up being relatively small over the entire period.

78    MainStay Retirement 2050 Fund

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall per-
formance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest fixed-income contributions to overall performance came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, a small position in American Century International Bond Fund and a larger position in MainStay Flexible Bond Opportunities Fund were the greatest fixed-income detractors from the Fund’s overall performance. The Fund’s position in American Century International Bond Fund has been sold.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    79

Portfolio of Investments October 31, 2011

	Shares	Value
Affiliated Investment Companies 89.5%†

Equity Funds 81.8%
MainStay 130/30 Core Fund Class I	205,116	$1,624,519
MainStay 130/30 International Fund Class I	83,761	534,397
MainStay Common Stock Fund Class I	120,117	1,366,928
MainStay Epoch Global Choice Fund Class I	62,000	905,194
MainStay Epoch International Small Cap Fund Class I	123,489	2,078,314
MainStay Epoch U.S. All Cap Fund Class I	258,940	6,030,724
MainStay Growth Equity Fund Class I (a)(b)	20,306	228,850
MainStay ICAP Equity Fund Class I	71,674	2,517,205
MainStay ICAP International Fund Class I	129,161	3,559,686
MainStay ICAP Select Equity Fund Class I	59,409	1,988,418
MainStay International Equity Fund Class I	105,492	1,148,809
MainStay Large Cap Growth Fund Class I (a)	689,142	5,134,108
MainStay MAP Fund Class I	277,207	8,621,147
MainStay U.S. Small Cap Fund Class I	176,144	2,911,659

Total Equity Funds (Cost $39,868,979)		38,649,958

Fixed Income Funds 7.7%
MainStay Cash Reserves Fund Class I	732,714	732,714
MainStay Convertible Fund Class I	11,290	170,819
MainStay Flexible Bond Opportunities Fund Class I	197,649	1,725,474
MainStay Floating Rate Fund Class I	50,540	470,524
MainStay Global High Income Fund Class I	27,052	320,295
MainStay High Yield Corporate Bond Fund Class I	416	2,427
MainStay High Yield Opportunities Fund Class I	74	840
MainStay Indexed Bond Fund Class I	561	6,549
MainStay Intermediate Term Bond Fund Class I	16,945	183,852

Total Fixed Income Funds (Cost $3,653,251)		3,613,494

Total Affiliated Investment Companies (Cost $43,522,230)		42,263,452

Unaffiliated Investment Companies 10.3%

Equity Funds 10.3%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	84,687	1,413,422
iShares Russell 2000 Index ETF	11,979	886,087
SPDR S&P Emerging Markets ETF	4,963	316,937
Vanguard Emerging Markets ETF	54,100	2,244,609

Total Equity Funds (Cost $5,194,643)		4,861,055

Fixed Income Funds 0.0%‡
iShares Barclays TIPS Bond Fund	4	466
SPDR Barclays Capital International Treasury Bond ETF	10	611

Total Fixed Income Funds (Cost $1,014)		1,077

Total Unaffiliated Investment Companies (Cost $5,195,657)		4,862,132

Total Investments (Cost $48,717,887) (c)	99.8%	47,125,584
Other Assets, Less Liabilities	0.2	113,600

Net Assets	100.0%	$47,239,184

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At October 31, 2011, cost is $48,945,895 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$147,734
Gross unrealized depreciation	(1,968,045)

Net unrealized depreciation	$(1,820,311)

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of,

80 MainStay Retirement 2050 Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$38,649,958	$—	$—	$38,649,958
Fixed Income Funds	3,613,494	—	—	3,613,494

Total Affiliated Investment Companies	42,263,452	—	—	42,263,452

Unaffiliated Investment Companies
Equity Funds	4,861,055	—	—	4,861,055
Fixed Income Funds	1,077	—	—	1,077

Total Unaffiliated Investment Companies	4,862,132	—	—	4,862,132

Total Investments in Securities	$47,125,584	$—	$—	$47,125,584

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 81

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $43,522,230)	$42,263,452
Investments in unaffiliated investment companies, at value (identified cost $5,195,657)	4,862,132
Receivables:
Fund shares sold	139,159
Manager (See Note 3)	15,879
Other assets	28,443

Total assets	47,309,065

Liabilities
Payables:
Fund shares redeemed	29,621
Transfer agent (See Note 3)	19,293
Professional fees	8,800
Shareholder communication	4,722
NYLIFE Distributors (See Note 3)	2,527
Custodian	824
Trustees	174
Accrued expenses	3,920

Total liabilities	69,881

Net assets	$47,239,184

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,475
Additional paid-in capital	45,652,350

45,657,825
Undistributed net investment income	144,671
Accumulated net realized gain (loss) on investments	3,028,991
Net unrealized appreciation (depreciation) on investments	(1,592,303)

Net assets	$47,239,184

Investor Class
Net assets applicable to outstanding shares	$1,010,344

Shares of beneficial interest outstanding	117,701

Net asset value per share outstanding	$8.58
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price per share outstanding	$9.08

Class A
Net assets applicable to outstanding shares	$2,422,851

Shares of beneficial interest outstanding	282,050

Net asset value per share outstanding	$8.59
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price per share outstanding	$9.09

Class I
Net assets applicable to outstanding shares	$37,721,156

Shares of beneficial interest outstanding	4,365,062

Net asset value and offering price per share outstanding	$8.64

Class R2
Net assets applicable to outstanding shares	$3,064,823

Shares of beneficial interest outstanding	356,700

Net asset value and offering price per share outstanding	$8.59

Class R3
Net assets applicable to outstanding shares	$3,020,010

Shares of beneficial interest outstanding	353,017

Net asset value and offering price per share outstanding	$8.55

The notes to the financial statements are an integral part of,

82 MainStay Retirement 2050 Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$448,058
Dividend distributions from unaffiliated investment companies	27,769

Total income	475,827

Expenses
Transfer agent (See Note 3)	110,954
Registration	74,137
Manager (See Note 3)	42,255
Distribution/Service—Investor Class (See Note 3)	2,061
Distribution/Service—Class A (See Note 3)	5,759
Distribution/Service—Class R2 (See Note 3)	5,405
Distribution/Service—Class R3 (See Note 3)	14,918
Professional fees	28,094
Shareholder communication	12,366
Custodian	9,603
Shareholder service (See Note 3)	5,145
Trustees	1,186
Miscellaneous	6,708

Total expenses before waiver/reimbursement	318,591
Expense waiver/reimbursement from Manager (See Note 3)	(231,659)
Expense reimbursement from Transfer agent (See Note 3)	(826)

Net expenses	86,106

Net investment income (loss)	389,721

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,948,115
Unaffiliated investment company transactions	437,892
Realized capital gain distributions from affiliated investment companies	16,350
Realized capital gain distributions from unaffiliated investment companies	49,527

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,451,884

Net change in unrealized appreciation (depreciation) on investments	(3,954,008)

Net realized and unrealized gain (loss) on investments	(502,124)

Net increase (decrease) in net assets resulting from operations	$(112,403)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 83

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$389,721	$188,723
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	3,451,884	1,913,073
Net change in unrealized appreciation (depreciation) on investments	(3,954,008)	982,359

Net increase (decrease) in net assets resulting from operations	(112,403)	3,084,155

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(7,257)	(3,360)
Class A	(26,807)	(17,225)
Class I	(247,508)	(169,995)
Class R2	(18,222)	(5,289)
Class R3	(23,326)	(17,594)

	(323,120)	(213,463)

From net realized gain on investments:
Investor Class	(4,929)	—
Class A	(17,022)	—
Class I	(131,391)	—
Class R2	(12,949)	—
Class R3	(19,929)	—

	(186,220)	—

Total dividends and distributions to shareholders	(509,340)	(213,463)

Capital share transactions:
Net proceeds from sale of shares	39,227,894	8,896,209
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	509,276	213,435
Cost of shares redeemed	(17,131,693)	(5,445,050)

Increase (decrease) in net assets derived from capital share transactions	22,605,477	3,664,594

Net increase (decrease) in net assets	21,983,734	6,535,286

Net Assets
Beginning of year	25,255,450	18,720,164

End of year	$47,239,184	$25,255,450

Undistributed net investment income at end of year	$144,671	$66,194

The notes to the financial statements are an integral part of,

84 MainStay Retirement 2050 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$8.55	$7.50	$6.57	$9.46

Net investment income (loss) (a)	0.08	0.04	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.10 (b)	1.08	0.99	(2.94)

Total from investment operations	0.18	1.12	1.08	(2.89)

Less dividends and distributions:
From net investment income	(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.06)	—	(0.04)	—

Total dividends and distributions	(0.15)	(0.07)	(0.15)	—

Net asset value at end of period	$8.58	$8.55	$7.50	$6.57

Total investment return (c)	2.10%	15.08%	16.92%	(30.55	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%	0.55%	1.30%	0.81	% ††
Net expenses (e)	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	1.51%	2.17%	2.31%	2.86	% ††
Portfolio turnover rate	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$1,010	$650	$299	$80

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 85

Financial Highlights selected per share data and ratios

	Class A
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.55	$7.49	$6.58	$10.62	$10.00

Net investment income (loss) (a)	0.10	0.06	0.11	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.10 (b)	1.08	0.97	(4.05)	0.61

Total from investment operations	0.20	1.14	1.08	(3.96)	0.62

Less dividends and distributions:
From net investment income	(0.10)	(0.08)	(0.13)	(0.07)	—
From net realized gain on investments	(0.06)	—	(0.04)	(0.01)	—

Total dividends and distributions	(0.16)	(0.08)	(0.17)	(0.08)	—

Net asset value at end of period	$8.59	$8.55	$7.49	$6.58	$10.62

Total investment return (c)	2.28%	15.30%	16.84%	(37.60%)	6.30	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	0.72%	1.62%	0.97%	0.29	%††
Net expenses (e)	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (e)	0.91%	1.29%	1.58%	3.52%	39.60	%††
Portfolio turnover rate	139%	70%	67%	138%	24%
Net assets at end of period (in 000’s)	$2,423	$2,224	$1,571	$721	$270

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

86 MainStay Retirement 2050 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
					June 29,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.60	$7.53	$6.59	$10.63	$10.00

Net investment income (loss) (a)	0.08	0.08	0.13	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.14 (b)	1.08	0.98	(4.03)	0.61

Total from investment operations	0.22	1.16	1.11	(3.94)	0.63

Less dividends and distributions:
From net investment income	(0.12)	(0.09)	(0.13)	(0.09)	—
From net realized gain on investments	(0.06)	—	(0.04)	(0.01)	—

Total dividends and distributions	(0.18)	(0.09)	(0.17)	(0.10)	—

Net asset value at end of period	$8.64	$8.60	$7.53	$6.59	$10.63

Total investment return (c)	2.49%	15.56%	17.31%	(37.49%)	6.40	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	1.01%	1.99%	1.08%	0.55	%††
Net expenses (e)	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (e)	0.66%	1.04%	1.34%	3.18%	39.11	%††
Portfolio turnover rate	139%	70%	67%	138%	24%
Net assets at end of period (in 000’s)	$37,721	$17,917	$14,283	$7,191	$273

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 87

Financial Highlights selected per share data and ratios

	Class R2
			January 8,
			2009**
			through
	Year ended October 31,		October 31,
	2011	2010	2009
Net asset value at beginning of period	$8.55	$7.49	$6.22

Net investment income (loss) (a)	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.12 (b)	1.09	1.23

Total from investment operations	0.19	1.13	1.27

Less dividends and distributions:
From net investment income	(0.09)	(0.07)	—
From net realized gain on investments	(0.06)	—	—

Total dividends and distributions	(0.15)	(0.07)	—

Net asset value at end of period	$8.59	$8.55	$7.49

Total investment return (c)	2.16%	15.10%	20.42	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.47%	0.66	%††
Net expenses (f)	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	1.01%	1.39%	1.64	%††
Portfolio turnover rate	139%	70%	67%
Net assets at end of period (in 000’s)	$3,065	$1,735	$419

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

88 MainStay Retirement 2050 Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
				May 1,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$8.52	$7.48	$6.56	$9.61

Net investment income (loss) (a)	0.06	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.10 (b)	1.07	0.96	(3.06)

Total from investment operations	0.16	1.10	1.06	(3.05)

Less dividends and distributions:
From net investment income	(0.07)	(0.06)	(0.10)	—
From net realized gain on investments	(0.06)	—	(0.04)	—

Total dividends and distributions	(0.13)	(0.06)	(0.14)	—

Net asset value at end of period	$8.55	$8.52	$7.48	$6.56

Total investment return (c)	2.00%	14.78%	16.66%	(31.74	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%	0.39%	1.49%	0.28	% ††
Net expenses (e)	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (e)	1.26%	1.64%	1.94%	2.99	% ††
Portfolio turnover rate	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$3,020	$2,729	$2,149	$1,473

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 89

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Retirement Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but have not commenced operations as of the date of this report. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than the Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

“Fair value” is defined as the price that a Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement

90    MainStay Retirement Fund

Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Retirement Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Retirement Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Retirement Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Retirement Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Retirement Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for each Retirement Fund’s investments is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

The Retirement Funds’ other investments and securities held by the Affiliated Underlying Funds are valued as described below. Equity securities and ETFs are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Affiliated Underlying Fund’s manager, in consultation with the Affiliated Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Affiliated Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Retirement Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Retirement Funds’ Manager (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Retirement Funds did not hold any securities that were fair valued in such a manager.

(B) Income Taxes. Each of the Retirement Funds is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the

mainstayinvestments.com    91

Notes to Financial Statements (continued)

allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Retirement Funds in proportion to the net assets of the respective Retirement Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Retirement Fund, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to a Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Retirement Funds which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. Prior to January 1, 2011, Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as Subadvisor to the Retirement Funds and was responsible for the day-to-day portfolio management of the Retirement Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments paid for the services of the Subadvisor.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. This waiver may be amended or terminated only with Board approval. Each Retirement Fund also indirectly pays a proportionate share of the management fees paid to the managers of the Underlying Funds in which each Retirement Fund invests.

The Manager has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses do not

92    MainStay Retirement Fund

exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Retirement Funds as follows:

Total

MainStay Retirement 2010 Fund	$54,622

MainStay Retirement 2020 Fund	81,960

MainStay Retirement 2030 Fund	122,471

MainStay Retirement 2040 Fund	73,132

MainStay Retirement 2050 Fund	42,255

For the year ended October 31, 2011, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

Total

MainStay Retirement 2010 Fund	$221,660

MainStay Retirement 2020 Fund	241,132

MainStay Retirement 2030 Fund	341,109

MainStay Retirement 2040 Fund	304,893

MainStay Retirement 2050 Fund	231,659

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Retirement Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each Retirement Fund for the year ended October 31, 2011, were as follows:

MainStay Retirement 2010 Fund

Class R2	$4,242

Class R3	796

MainStay Retirement 2020 Fund

Class R2	$5,394

Class R3	2,015

MainStay Retirement 2030 Fund

Class R2	$5,387

Class R3	6,253

MainStay Retirement 2040 Fund

Class R2	$4,733

Class R3	5,036

MainStay Retirement 2050 Fund

Class R2	$2,162

Class R3	2,983

mainstayinvestments.com    93

Notes to Financial Statements (continued)

(C) Sales Charges. The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2011 were as follows:

MainStay Retirement 2010 Fund

Investor Class	$1,693

Class A	490

MainStay Retirement 2020 Fund

Investor Class	$7,747

Class A	2,722

MainStay Retirement 2030 Fund

Investor Class	$10,271

Class A	3,372

MainStay Retirement 2040 Fund

Investor Class	$8,609

Class A	1,923

MainStay Retirement 2050 Fund

Investor Class	$3,960

Class A	849

The Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, and Class A shares, for the year ended October 31, 2011 were as follows:

MainStay Retirement 2010 Fund

Class A	$9

MainStay Retirement 2020 Fund

Class A	$68

MainStay Retirement 2030 Fund

Investor Class	$21

Class A	116

MainStay Retirement 2040 Fund

Class A	$55

MainStay Retirement 2050 Fund

Class A	$15

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. Transfer agent expenses incurred by the Retirement Funds for the year ended October 31, 2011, were as follows:

MainStay Retirement 2010 Fund

Investor Class	$4,665

Class A	12,354

Class I	75,803

Class R2	7,629

Class R3	1,432

MainStay Retirement 2020 Fund

Investor Class	$8,913

Class A	19,929

Class I	81,450

Class R2	7,588

Class R3	2,834

MainStay Retirement 2030 Fund

Investor Class	$11,845

Class A	23,435

Class I	161,538

Class R2	9,186

Class R3	10,662

MainStay Retirement 2040 Fund

Investor Class	$11,185

Class A	17,542

Class I	130,988

Class R2	11,435

Class R3	12,170

MainStay Retirement 2050 Fund

Investor Class	$7,017

Class A	5,779

Class I	85,250

Class R2	5,424

Class R3	7,484

94    MainStay Retirement Fund

For the year ended October 31, 2011, the Retirement Funds were reimbursed transfer agent fees as follows:

Total

MainStay Retirement 2010 Fund	$1,088

MainStay Retirement 2020 Fund	1,951

MainStay Retirement 2030 Fund	3,477

MainStay Retirement 2040 Fund	1,748

MainStay Retirement 2050 Fund	826

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund

MainStay 130/30 Core Fund Class I	0.35%

MainStay 130/30 International Fund Class I	0.02

MainStay Cash Reserves Fund Class I	0.37

MainStay Common Stock Fund Class I	1.73

MainStay Convertible Fund Class I	0.40

MainStay Epoch International Small Cap Fund Class I	0.67

MainStay Epoch U.S. All Cap Fund Class I	1.01

MainStay Flexible Bond Opportunities Fund Class I	3.21

MainStay Floating Rate Fund Class I	0.41

MainStay Global High Income Fund Class I	2.56

MainStay Growth Equity Fund Class I	1.58

MainStay High Yield Corporate Bond Fund Class I	0.10

MainStay High Yield Opportunities Fund Class I	0.10

MainStay ICAP Equity Fund Class I	0.45

MainStay ICAP International Fund Class I	0.35

MainStay ICAP Select Equity Fund Class I	0.08

MainStay Indexed Bond Fund Class I	2.08

MainStay Intermediate Term Bond Fund Class I	1.95

MainStay International Equity Fund Class I	0.00‡

MainStay Large Cap Growth Fund Class I	0.06

MainStay MAP Fund Class I	0.54

MainStay U.S. Small Cap Fund Class I	0.33

MainStay Retirement 2020 Fund

MainStay 130/30 Core Fund Class I	0.69%

MainStay 130/30 International Fund Class I	0.22

MainStay Cash Reserves Fund Class I	0.58

MainStay Common Stock Fund Class I	3.85

MainStay Convertible Fund Class I	0.57

MainStay Epoch Global Choice Fund Class I	0.83

MainStay Epoch International Small Cap Fund Class I	1.34

MainStay Epoch U.S. All Cap Fund Class I	1.88

MainStay Flexible Bond Opportunities Fund Class I	5.20

MainStay Floating Rate Fund Class I	0.64

MainStay Global High Income Fund Class I	4.29

MainStay Growth Equity Fund Class I	10.95

MainStay High Yield Corporate Bond Fund Class I	0.14

MainStay High Yield Opportunities Fund Class I	0.11

MainStay ICAP Equity Fund Class I	0.89

MainStay ICAP International Fund Class I	0.73

MainStay ICAP Select Equity Fund Class I	0.15

MainStay Indexed Bond Fund Class I	1.17

MainStay Intermediate Term Bond Fund Class I	2.23

MainStay International Equity Fund Class I	0.23

MainStay Large Cap Growth Fund Class I	0.10

MainStay MAP Fund Class I	1.08

MainStay U.S. Small Cap Fund Class I	0.58

MainStay Retirement 2030 Fund

MainStay 130/30 Core Fund Class I	1.09%

MainStay 130/30 International Fund Class I	0.70

MainStay Cash Reserves Fund Class I	0.82

MainStay Common Stock Fund Class I	4.45

MainStay Convertible Fund Class I	0.58

MainStay Epoch Global Choice Fund Class I	3.78

MainStay Epoch International Small Cap Fund Class I	2.08

MainStay Epoch U.S. All Cap Growth Fund Class I	2.94

MainStay Flexible Bond Opportunities Fund Class I	8.00

MainStay Floating Rate Fund Class I	1.05

MainStay Global High Income Fund Class I	7.74

MainStay Growth Equity Fund Class I	28.12

MainStay High Yield Corporate Bond Fund Class I	0.17

MainStay High Yield Opportunities Fund Class I	0.03

MainStay ICAP Equity Fund Class I	1.55

MainStay ICAP International Fund Class I	1.28

MainStay ICAP Select Equity Fund Class I	0.20

MainStay Indexed Bond Fund Class I	0.05

MainStay Intermediate Term Bond Fund Class I	0.15

mainstayinvestments.com    95

Notes to Financial Statements (continued)

MainStay Retirement 2030 Fund (Continued)

MainStay International Equity Fund Class I	1.07%

MainStay Large Cap Growth Fund Class I	0.16

MainStay MAP Fund Class I	1.86

MainStay U.S. Small Cap Fund Class I	1.03

MainStay Retirement 2040 Fund

MainStay 130/30 Core Fund Class I	0.73%

MainStay 130/30 International Fund Class I	0.55

MainStay Cash Reserves Fund Class I	0.36

MainStay Common Stock Fund Class I	2.37

MainStay Convertible Fund Class I	0.20

MainStay Epoch Global Choice Fund Class I	2.20

MainStay Epoch International Small Cap Fund Class I	1.34

MainStay Epoch U.S. All Cap Fund Class I	1.84

MainStay Flexible Bond Opportunities Fund Class I	2.96

MainStay Floating Rate Fund Class I	0.38

MainStay Global High Income Fund Class I	2.65

MainStay Growth Equity Fund Class I	19.23

MainStay High Yield Corporate Bond Fund Class I	0.06

MainStay ICAP Equity Fund Class I	0.82

MainStay ICAP International Fund Class I	0.84

MainStay ICAP Select Equity Fund Class I	0.13

MainStay International Equity Fund Class I	0.90

MainStay Large Cap Growth Fund Class I	0.10

MainStay MAP Fund Class I	1.22

MainStay U.S. Small Cap Fund Class I	1.51

MainStay Retirement 2050 Fund

MainStay 130/30 Core Fund Class I	0.43%

MainStay 130/30 International Fund Class I	0.37

MainStay Cash Reserves Fund Class I	0.17

MainStay Common Stock Fund Class I	1.22

MainStay Convertible Fund Class I	0.07

MainStay Epoch Global Choice Fund Class I	1.23

MainStay Epoch International Small Cap Fund Class I	0.81

MainStay Epoch U.S. All Cap Fund Class I	1.03

MainStay Flexible Bond Opportunities Fund Class I	1.06

MainStay Floating Rate Fund Class I	0.13

MainStay Global High Income Fund Class I	0.89

MainStay Growth Equity Fund Class I	10.91

MainStay High Yield Corporate Bond Fund Class I	0.00	‡

MainStay High Yield Opportunities Fund Class I	0.00	‡

MainStay ICAP Equity Fund Class I	0.35

MainStay ICAP International Fund Class I	0.52

MainStay ICAP Select Equity Fund Class I	0.07

MainStay Indexed Bond Fund Class I	0.00‡

MainStay Intermediate Term Bond Fund Class I	0.03

MainStay International Equity Fund Class I	0.62

MainStay Large Cap Growth Fund Class I	0.06

MainStay MAP Fund Class I	0.73

MainStay U.S. Small Cap Fund Class I	1.68

‡	Less than one-hundredth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Retirement Funds by the Office of the General Counsel of New York Life Investments was payable directly by the Retirement Funds through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Retirement 2010 Fund	$685

MainStay Retirement 2020 Fund	1,025

MainStay Retirement 2030 Fund	1,573

MainStay Retirement 2040 Fund	946

MainStay Retirement 2050 Fund	546

Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Retirement Funds are no longer directly responsible for any portion of the cost of legal services.

96    MainStay Retirement Fund

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

		Accumulated
		Capital	Other	Unrealized	Total
	Ordinary	and Other	Temporary	Appreciation	Accumulated
	Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

MainStay Retirement 2010 Fund	$1,803,740	$2,768,782	$—	$163,674	$4,736,196

MainStay Retirement 2020 Fund	2,102,962	4,796,250	—	883,986	7,783,198

MainStay Retirement 2030 Fund	3,002,844	8,017,746	—	(1,413,694)	9,606,896

MainStay Retirement 2040 Fund	1,489,330	4,591,873	—	(1,447,828)	4,633,375

MainStay Retirement 2050 Fund	1,059,258	2,342,412	—	(1,820,311)	1,581,359

The difference between book-basis and tax basis unrealized appreciations is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

		Accumulated Net
	Undistributed	Realized Gain	Additional
	Net Investment	(Loss) on	Paid-In
	Income (Loss)	Investments	Capital

MainStay Retirement 2010 Fund	$156,424	$(156,424)	$—

MainStay Retirement 2020 Fund	149,321	(149,321)	—

MainStay Retirement 2030 Fund	79,122	(79,122)	—

MainStay Retirement 2040 Fund	31,577	(31,577)	—

MainStay Retirement 2050 Fund	11,876	(11,876)	—

The reclassifications for the Funds are primarily due to reclassification of distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Retirement Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011			2010
	Tax Based	Tax Based		Tax Based	Tax Based
	Distributions	Distributions		Distributions	Distributions
	from Ordinary	from Long-Term		from Ordinary	from Long-Term
	Income	Capital Gains	Total	Income	Capital Gains	Total

MainStay Retirement 2010 Fund	$1,191,872	$647,838	$1,839,710	$935,726	$—	$935,726

MainStay Retirement 2020 Fund	1,562,398	936,898	2,499,296	1,082,428	—	1,082,428

MainStay Retirement 2030 Fund	1,531,946	492,859	2,024,805	1,051,998	—	1,051,998

MainStay Retirement 2040 Fund	816,612	483,139	1,299,751	488,651	—	488,651

MainStay Retirement 2050 Fund	323,120	186,220	509,340	213,463	—	213,463

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

mainstayinvestments.com    97

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Retirement Funds on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities were as follows:

	MainStay Retirement 2010 Fund		MainStay Retirement 2020 Fund		MainStay Retirement 2030 Fund
	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—	$—	$—

All Others	79,500	58,784	117,760	80,499	182,903	127,862

Total	$79,500	$58,784	$117,760	$80,499	$182,903	$127,862

	MainStay Retirement 2040 Fund		MainStay Retirement 2050 Fund
	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—

All Others	115,471	81,219	80,494	58,001

Total	$115,471	$81,219	$80,494	$58,001

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	27,054	$271,863
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	18,630
Shares redeemed	(15,476)	(155,604)

Net increase (decrease)	13,462	$134,889

Year ended October 31, 2010:
Shares sold	32,781	$312,399
Shares issued to shareholders in reinvestment of dividends	434	4,024
Shares redeemed	(4,545)	(42,911)

Net increase (decrease)	28,670	$273,512

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	172,746	$1,744,750
Shares issued to shareholders in reinvestment of dividends and distributions	26,839	264,628
Shares redeemed	(254,597)	(2,550,776)

Net increase (decrease)	(55,012)	$(541,398)

Year ended October 31, 2010:
Shares sold	144,380	$1,372,805
Shares issued to shareholders in reinvestment of dividends	15,415	142,596
Shares redeemed	(189,531)	(1,790,461)

Net increase (decrease)	(29,736)	$(275,060)

98    MainStay Retirement Fund

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,351,644	$23,609,054
Shares issued to shareholders in reinvestment of dividends and distributions	147,181	1,458,560
Shares redeemed	(1,596,428)	(16,030,600)

Net increase (decrease)	902,397	$9,037,014

Year ended October 31, 2010:
Shares sold	1,181,700	$11,220,848
Shares issued to shareholders in reinvestment of dividends	79,405	737,674
Shares redeemed	(1,397,657)	(13,213,481)

Net increase (decrease)	(136,552)	$(1,254,959)

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,520,362	$14,713,011
Shares issued to shareholders in reinvestment of dividends and distributions	6,898	68,157
Shares redeemed	(217,681)	(2,117,994)

Net increase (decrease)	1,309,579	$12,663,174

Year ended October 31, 2010:
Shares sold	45,714	$434,695
Shares issued to shareholders in reinvestment of dividends	3,533	32,713
Shares redeemed	(71,595)	(680,293)

Net increase (decrease)	(22,348)	$(212,885)

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	6,519	$65,735
Shares issued to shareholders in reinvestment of dividends and distributions	2,905	28,728
Shares redeemed	(22,146)	(222,516)

Net increase (decrease)	(12,722)	$(128,053)

Year ended October 31, 2010:
Shares sold	7,655	$72,183
Shares issued to shareholders in reinvestment of dividends	2,019	18,719
Shares redeemed	(32,534)	(301,647)

Net increase (decrease)	(22,860)	$(210,745)

MainStay Retirement 2020 Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	141,352	$1,366,956
Shares issued to shareholders in reinvestment of dividends and distributions	7,679	72,955
Shares redeemed	(26,677)	(256,563)

Net increase (decrease) in shares outstanding before conversion	122,354	1,183,348
Shares converted into Investor Class (See Note 1)	4,212	37,569
Shares converted from Investor Class (See Note 1)	(16,375)	(156,569)

Net increase (decrease)	110,191	$1,064,348

Year ended October 31, 2010:
Shares sold	134,132	$1,197,146
Shares issued to shareholders in reinvestment of dividends	2,000	17,599
Shares redeemed	(25,731)	(231,819)

Net increase (decrease) in shares outstanding before conversion	110,401	982,926
Shares converted into Investor Class (See Note 1)	1,161	10,587
Shares converted from Investor Class (See Note 1)	(16,630)	(150,114)

Net increase (decrease)	94,932	$843,399

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	276,675	$2,684,969
Shares issued to shareholders in reinvestment of dividends and distributions	51,748	490,568
Shares redeemed	(268,219)	(2,559,360)

Net increase (decrease) in shares outstanding before conversion	60,204	616,177
Shares converted into Class A (See Note 1)	16,402	156,569
Shares converted from Class A (See Note 1)	(4,216)	(37,569)

Net increase (decrease)	72,390	$735,177

Year ended October 31, 2010:
Shares sold	285,232	$2,527,707
Shares issued to shareholders in reinvestment of dividends	22,685	199,170
Shares redeemed	(205,000)	(1,827,517)

Net increase (decrease) in shares outstanding before conversion	102,917	899,360
Shares converted into Class A (See Note 1)	16,653	150,114
Shares converted from Class A (See Note 1)	(1,163)	(10,587)

Net increase (decrease)	118,407	$1,038,887

mainstayinvestments.com    99

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,161,575	$30,262,267
Shares issued to shareholders in reinvestment of dividends and distributions	189,958	1,806,497
Shares redeemed	(1,569,857)	(15,097,874)

Net increase (decrease)	1,781,676	$16,970,890

Year ended October 31, 2010:
Shares sold	1,741,398	$15,618,479
Shares issued to shareholders in reinvestment of dividends	93,163	820,771
Shares redeemed	(1,901,355)	(16,942,828)

Net increase (decrease)	(66,794)	$(503,578)

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,307,363	$21,048,617
Shares issued to shareholders in reinvestment of dividends and distributions	6,375	60,502
Shares redeemed	(236,224)	(2,135,588)

Net increase (decrease)	2,077,514	$18,973,531

Year ended October 31, 2010:
Shares sold	73,783	$671,682
Shares issued to shareholders in reinvestment of dividends	2,091	18,380
Shares redeemed	(19,324)	(175,261)

Net increase (decrease)	56,550	$514,801

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	24,705	$236,409
Shares issued to shareholders in reinvestment of dividends and distributions	6,860	65,105
Shares redeemed	(14,971)	(145,302)

Net increase (decrease)	16,594	$156,212

Year ended October 31, 2010:
Shares sold	17,087	$152,566
Shares issued to shareholders in reinvestment of dividends	3,016	26,508
Shares redeemed	(19,394)	(172,971)

Net increase (decrease)	709	$6,103

MainStay Retirement 2030 Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	171,838	$1,584,084
Shares issued to shareholders in reinvestment of dividends and distributions	4,349	39,973
Shares redeemed	(62,529)	(566,603)

Net increase (decrease) in shares outstanding before conversion	113,658	1,057,454
Shares converted into Investor Class (See Note 1)	3,713	32,019
Shares converted from Investor Class (See Note 1)	(9,449)	(86,557)

Net increase (decrease)	107,922	$1,002,916

Year ended October 31, 2010:
Shares sold	149,946	$1,258,688
Shares issued to shareholders in reinvestment of dividends	1,219	10,126
Shares redeemed	(17,737)	(148,742)

Net increase (decrease) in shares outstanding before conversion	133,428	1,120,072
Shares converted into Investor Class (See Note 1)	2,882	24,961
Shares converted from Investor Class (See Note 1)	(13,656)	(116,287)

Net increase (decrease)	122,654	$1,028,746

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	340,621	$3,126,191
Shares issued to shareholders in reinvestment of dividends and distributions	30,274	277,315
Shares redeemed	(289,800)	(2,628,352)

Net increase (decrease) in shares outstanding before conversion	81,095	775,154
Shares converted into Class A (See Note 1)	9,469	86,557
Shares converted from Class A (See Note 1)	(3,722)	(32,019)

Net increase (decrease)	86,842	$829,692

Year ended October 31, 2010:
Shares sold	282,839	$2,358,816
Shares issued to shareholders in reinvestment of dividends	18,191	150,443
Shares redeemed	(189,735)	(1,585,647)

Net increase (decrease) in shares outstanding before conversion	111,295	923,612
Shares converted into Class A (See Note 1)	13,689	116,287
Shares converted from Class A (See Note 1)	(2,889)	(24,961)

Net increase (decrease)	122,095	$1,014,938

100    MainStay Retirement Fund

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	6,941,387	$64,715,093
Shares issued to shareholders in reinvestment of dividends and distributions	166,847	1,538,330
Shares redeemed	(2,719,008)	(25,559,900)

Net increase (decrease)	4,389,226	$40,693,523

Year ended October 31, 2010:
Shares sold	2,224,743	$18,725,669
Shares issued to shareholders in reinvestment of dividends	97,231	808,959
Shares redeemed	(1,572,241)	(13,182,775)

Net increase (decrease)	749,733	$6,351,853

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,606,235	$13,889,257
Shares issued to shareholders in reinvestment of dividends and distributions	6,388	58,514
Shares redeemed	(212,741)	(1,859,259)

Net increase (decrease)	1,399,882	$12,088,512

Year ended October 31, 2010:
Shares sold	230,106	$1,950,994
Shares issued to shareholders in reinvestment of dividends	2,734	22,641
Shares redeemed	(102,375)	(843,645)

Net increase (decrease)	130,465	$1,129,990

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	48,998	$451,326
Shares issued to shareholders in reinvestment of dividends and distributions	11,857	108,961
Shares redeemed	(44,884)	(419,681)

Net increase (decrease)	15,971	$140,606

Year ended October 31, 2010:
Shares sold	67,869	$569,152
Shares issued to shareholders in reinvestment of dividends	7,208	59,829
Shares redeemed	(28,024)	(236,349)

Net increase (decrease)	47,053	$392,632

MainStay Retirement 2040 Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	138,385	$1,250,395
Shares issued to shareholders in reinvestment of dividends and distributions	3,929	35,404
Shares redeemed	(28,002)	(253,824)

Net increase (decrease) in shares outstanding before conversion	114,312	1,031,975
Shares converted into Investor Class (See Note 1)	173	1,623
Shares converted from Investor Class (See Note 1)	(4,012)	(37,313)

Net increase (decrease)	110,473	$996,285

Year ended October 31, 2010:
Shares sold	88,883	$728,276
Shares issued to shareholders in reinvestment of dividends	994	8,084
Shares redeemed	(16,886)	(139,458)

Net increase (decrease) in shares outstanding before conversion	72,991	596,902
Shares converted into Investor Class (See Note 1)	483	4,085
Shares converted from Investor Class (See Note 1)	(637)	(5,376)

Net increase (decrease)	72,837	$595,611

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	199,090	$1,793,032
Shares issued to shareholders in reinvestment of dividends and distributions	18,734	168,043
Shares redeemed	(183,602)	(1,635,474)

Net increase (decrease) in shares outstanding before conversion	34,222	325,601
Shares converted into Class A (See Note 1)	4,029	37,313
Shares converted from Class A (See Note 1)	(173)	(1,623)

Net increase (decrease)	38,078	$361,291

Year ended October 31, 2010:
Shares sold	171,077	$1,392,600
Shares issued to shareholders in reinvestment of dividends	8,087	65,427
Shares redeemed	(108,115)	(890,542)

Net increase (decrease) in shares outstanding before conversion	71,049	567,485
Shares converted into Class A (See Note 1)	639	5,376
Shares converted from Class A (See Note 1)	(485)	(4,085)

Net increase (decrease)	71,203	$568,776

mainstayinvestments.com    101

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	4,563,834	$41,695,068
Shares issued to shareholders in reinvestment of dividends and distributions	101,169	913,557
Shares redeemed	(1,712,364)	(15,735,517)

Net increase (decrease)	2,952,639	$26,873,108

Year ended October 31, 2010:
Shares sold	1,242,546	$10,231,009
Shares issued to shareholders in reinvestment of dividends	44,430	361,660
Shares redeemed	(968,618)	(7,905,780)

Net increase (decrease)	318,358	$2,686,889

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	824,731	$6,975,427
Shares issued to shareholders in reinvestment of dividends and distributions	9,022	81,106
Shares redeemed	(130,231)	(1,147,849)

Net increase (decrease)	703,522	$5,908,684

Year ended October 31, 2010:
Shares sold	246,911	$2,066,813
Shares issued to shareholders in reinvestment of dividends	2,286	18,538
Shares redeemed	(47,016)	(385,515)
Net increase (decrease)	202,181	$1,699,836

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	51,373	$463,137
Shares issued to shareholders in reinvestment of dividends and distributions	11,201	100,695
Shares redeemed	(12,913)	(116,393)

Net increase (decrease)	49,661	$447,439

Year ended October 31, 2010:
Shares sold	58,272	$475,421
Shares issued to shareholders in reinvestment of dividends	4,277	34,687
Shares redeemed	(11,297)	(92,671)

Net increase (decrease)	51,252	$417,437

MainStay Retirement 2050 Fund

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	61,500	$544,969
Shares issued to shareholders in reinvestment of dividends and distributions	1,378	12,186
Shares redeemed	(18,211)	(161,226)

Net increase (decrease) in shares outstanding before conversion	44,667	395,929
Shares converted from Investor Class (See Note 1)	(2,978)	(26,741)

Net increase (decrease)	41,689	$369,188

Year ended October 31, 2010:
Shares sold	40,499	$321,366
Shares issued to shareholders in reinvestment of dividends	425	3,360
Shares redeemed	(4,749)	(38,188)

Net increase (decrease)	36,175	$286,538

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	95,936	$845,398
Shares issued to shareholders in reinvestment of dividends and distributions	4,951	43,765
Shares redeemed	(81,914)	(727,984)

Net increase (decrease) in shares outstanding before conversion	18,973	161,179
Shares converted into Class A (See Note 1)	2,978	26,741

Net increase (decrease)	21,951	$187,920

Year ended October 31, 2010:
Shares sold	67,378	$534,027
Shares issued to shareholders in reinvestment of dividends	2,180	17,197
Shares redeemed	(19,037)	(149,462)

Net increase (decrease)	50,521	$401,762

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,983,430	$35,840,871
Shares issued to shareholders in reinvestment of dividends and distributions	42,717	378,899
Shares redeemed	(1,744,436)	(15,753,731)

Net increase (decrease)	2,281,711	$20,466,039

Year ended October 31, 2010:
Shares sold	797,895	$6,381,929
Shares issued to shareholders in reinvestment of dividends	21,464	169,995
Shares redeemed	(632,521)	(5,040,806)

Net increase (decrease)	186,838	$1,511,118

102    MainStay Retirement Fund

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	191,100	$1,617,398
Shares issued to shareholders in reinvestment of dividends and distributions	3,522	31,171
Shares redeemed	(40,797)	(359,862)

Net increase (decrease)	153,825	$1,288,707

Year ended October 31, 2010:
Shares sold	160,749	$1,314,761
Shares issued to shareholders in reinvestment of dividends	669	5,289
Shares redeemed	(14,551)	(115,325)

Net increase (decrease)	146,867	$1,204,725

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	43,016	$379,258
Shares issued to shareholders in reinvestment of dividends and distributions	4,899	43,255
Shares redeemed	(15,057)	(128,890)

Net increase (decrease)	32,858	$293,623

Year ended October 31, 2010:
Shares sold	43,337	$344,126
Shares issued to shareholders in reinvestment of dividends	2,230	17,594
Shares redeemed	(12,741)	(101,269)

Net increase (decrease)	32,826	$260,451

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    103

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (“the Funds”), five of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund of MainStay Funds Trust as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

104    MainStay Retirement Fund

Federal Income Tax Information (Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders within 60 days of the Retirement Funds’ fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$647,838

MainStay Retirement 2020 Fund	936,898

MainStay Retirement 2030 Fund	492,859

MainStay Retirement 2040 Fund	483,139

MainStay Retirement 2050 Fund	186,220

For the fiscal year ended October 31, 2011, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

MainStay Retirement 2010 Fund	$287,252

MainStay Retirement 2020 Fund	545,519

MainStay Retirement 2030 Fund	796,127

MainStay Retirement 2040 Fund	617,688

MainStay Retirement 2050 Fund	345,336

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2011, which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%

MainStay Retirement 2010 Fund	9.8%

MainStay Retirement 2020 Fund	14.2

MainStay Retirement 2030 Fund	18.1

MainStay Retirement 2040 Fund	22.3

MainStay Retirement 2050 Fund	20.1

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds’ fiscal year end October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    105

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

106    MainStay Retirement Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    107

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

108    MainStay Retirement Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    109

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

110    MainStay Retirement Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24937 MS284-11	MSRF11-12/11
NC1

MainStay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	19

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Proxy Voting Policies and Procedures and Proxy Voting Record	32

Shareholder Reports and Quarterly Portfolio Disclosure	32

Board Members and Officers	33

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	4.13%	–0.94%	2.80%	1.01%
		Excluding sales charges	7.35	–0.33	3.11	1.01

Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	4.23	–0.90	2.82	0.74
		Excluding sales charges	7.46	–0.29	3.13	0.74

Class I Shares	No Sales Charge		7.75	–0.01	3.44	0.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

S&P 500® Index[5]	8.09%	0.25%	3.69%

Average Lipper S&P 500 Index Objective Fund[6]	7.46	–0.28	3.15

5.	S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested basis dividends). In addition, S&P 500 Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$925.90	$3.40	$1,021.70	$3.57

Class A Shares	$1,000.00	$926.20	$2.91	$1,022.20	$3.06

Class I Shares	$1,000.00	$927.80	$1.70	$1,023.40	$1.79

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	9.6%
Pharmaceuticals	5.5
Computers & Peripherals	4.5
IT Services	3.7
Software	3.7
Insurance	3.5
Diversified Financial Services	2.9
Media	2.9
Diversified Telecommunication Services	2.6
Aerospace & Defense	2.5
Beverages	2.5
Commercial Banks	2.4
Industrial Conglomerates	2.3
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	2.2
Chemicals	2.1
Household Products	2.1
Communications Equipment	2.0
Energy Equipment & Services	2.0
Health Care Providers & Services	2.0
Capital Markets	1.9
Electric Utilities	1.9
Hotels, Restaurants & Leisure	1.9
Machinery	1.9
Food Products	1.8
Internet Software & Services	1.8
Specialty Retail	1.8
Health Care Equipment & Supplies	1.7
Real Estate Investment Trusts	1.7
Tobacco	1.7
Multi-Utilities	1.3
Biotechnology	1.2
Air Freight & Logistics	1.0
Metals & Mining	1.0
Internet & Catalog Retail	0.9
Consumer Finance	0.8
Road & Rail	0.8
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.6
Electronic Equipment & Instruments	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Electrical Equipment	0.4
Life Sciences Tools & Services	0.4
Wireless Telecommunication Services	0.3
Auto Components	0.2
Construction & Engineering	0.2
Household Durables	0.2
Independent Power Producers & Energy Traders	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	5.6
Investments Sold Short	–0.0	‡
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2011 (excluding short-term investments)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	International Business Machines Corp.
4.	Chevron Corp.
5.	Microsoft Corp.
6.	General Electric Co.
7.	Johnson & Johnson
8.	Procter & Gamble Co. (The)
9.	AT&T, Inc.
10.	Coca-Cola Co. (The)

8    MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 7.35% for Investor Class shares and 7.46% for Class A shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 7.75%. Class I shares outperformed, Class A shares performed in line with, and Investor Class shares underperformed the 7.46% return of the average Lipper1 S&P 500 Index objective fund for the 12 months ended October 31, 2011. All share classes underperformed the 8.09% return of the S&P 500® Index2 for the 12 months ended October 31, 2011. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a positive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were gas utilities, trading companies & distributors, and health care technology. The S&P 500® industries with the lowest total returns were airlines, office electronics, and thrifts & mortgage finance.

During the reporting period, which industries made
the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

During the reporting period, the S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were oil, gas & consumable fuels; computers & peripherals; and IT services. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s performance were diversified financial services, capital markets and communications equipment.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were oil, gas & consumable fuels companies Cabot Oil & Gas, Tesoro and El Paso. Over the same period, the S&P 500® Index stocks with the lowest total returns were leisure equipment & products company Eastman Kodak and two manufacturers of semiconductors & semiconductor equipment, First Solar and MEMC Electronic Materials. Eastman Kodak was deleted from the S&P 500® Index in December 2010.

During the reporting period, which S&P 500® Index stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® Index stocks that made the strongest contributions to the Fund’s absolute performance were computers & peripherals company Apple; oil, gas & consumable fuels company ExxonMobil; and IT services company International Business Machines.

Over the same period, the S&P 500® Index stocks that made the weakest contributions to the Fund’s absolute performance were diversified financial services company Bank of America, computers & peripherals company Hewlett-Packard, and capital markets firm Goldman Sachs Group.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 19 additions to and 19 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included management and technology consulting services company Accenture and health care equipment & supplies company Covidien. Significant deletions included biotechnology company Genzyme and diversified telecommunication services company Qwest Communications.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500® Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments††† October 31, 2011

	Shares	Value
Common Stocks 94.4%†

Aerospace & Defense 2.5%
Boeing Co. (The)	81,160	$5,339,516
General Dynamics Corp.	39,614	2,542,823
Goodrich Corp.	13,694	1,679,295
Honeywell International, Inc.	85,682	4,489,737
ITT Corp.	20,288	925,133
L-3 Communications Holdings, Inc.	11,543	782,385
Lockheed Martin Corp.	30,135	2,287,246
Northrop Grumman Corp.	30,447	1,758,314
Precision Castparts Corp.	15,773	2,573,365
Raytheon Co.	38,719	1,710,993
Rockwell Collins, Inc.	16,821	939,116
Textron, Inc.	30,378	589,941
United Technologies Corp.	99,523	7,760,803

		33,378,667

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	18,052	1,253,350
Expeditors International of Washington, Inc.	23,217	1,058,695
FedEx Corp.	34,714	2,840,647
United Parcel Service, Inc. Class B	107,406	7,544,198

		12,696,890

Airlines 0.1%
Southwest Airlines Co.	88,116	753,392

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The) (a)	26,797	384,805
Johnson Controls, Inc.	74,432	2,451,046

		2,835,851

Automobiles 0.4%
Ford Motor Co. (a)	416,170	4,860,866
Harley-Davidson, Inc.	25,901	1,007,549

		5,868,415

Beverages 2.5%
Beam, Inc.	16,919	836,306
Brown-Forman Corp. Class B	11,048	825,617
X Coca-Cola Co. (The)	251,453	17,179,269
Coca-Cola Enterprises, Inc.	34,948	937,305
Constellation Brands, Inc. Class A (a)	19,091	386,020
Dr. Pepper Snapple Group, Inc.	23,752	889,513
Molson Coors Brewing Co. Class B	17,850	755,769
PepsiCo., Inc.	173,320	10,910,494

		32,720,293

Biotechnology 1.2%
Amgen, Inc.	101,210	5,796,297
Biogen Idec, Inc. (a)	26,568	3,091,452
Celgene Corp. (a)	50,242	3,257,189
Gilead Sciences, Inc. (a)	84,482	3,519,520

		15,664,458

Building Products 0.0%‡
Masco Corp.	39,204	376,358

Capital Markets 1.9%
Ameriprise Financial, Inc.	25,853	1,206,818
Bank of New York Mellon Corp. (The)	134,974	2,872,247
BlackRock, Inc.	10,982	1,732,850
Charles Schwab Corp. (The)	118,018	1,449,261
E*TRADE Financial Corp. (a)	27,802	301,652
Federated Investors, Inc. Class B	10,165	198,624
Franklin Resources, Inc.	15,944	1,700,109
Goldman Sachs Group, Inc. (The)	55,390	6,067,974
Invesco, Ltd.	49,408	991,619
Janus Capital Group, Inc.	20,394	133,785
Legg Mason, Inc.	14,358	394,845
Morgan Stanley	162,596	2,868,193
Northern Trust Corp.	26,380	1,067,599
State Street Corp.	55,204	2,229,689
T. Rowe Price Group, Inc.	28,085	1,484,011

		24,699,276

Chemicals 2.1%
Air Products & Chemicals, Inc.	23,342	2,010,680
Airgas, Inc.	7,446	513,402
CF Industries Holdings, Inc.	7,859	1,275,280
Dow Chemical Co. (The)	129,380	3,607,114
E.I. du Pont de Nemours & Co.	102,125	4,909,149
Eastman Chemical Co.	15,364	603,651
Ecolab, Inc.	25,394	1,367,213
FMC Corp.	7,849	619,208
International Flavors & Fragrances, Inc.	8,850	535,956
Monsanto Co.	58,568	4,260,822
Mosaic Co. (The)	30,295	1,774,075
PPG Industries, Inc.	17,258	1,491,264
Praxair, Inc.	33,093	3,364,565
Sherwin-Williams Co. (The)	9,660	798,979
Sigma-Aldrich Corp.	13,365	875,140

		28,006,498

Commercial Banks 2.4%
BB&T Corp.	76,355	1,782,126
Comerica, Inc.	22,023	562,688
Fifth Third Bancorp	100,791	1,210,500
First Horizon National Corp.	28,921	202,158
Huntington Bancshares, Inc.	94,459	489,298
KeyCorp	104,265	736,111

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of,

10 MainStay S&P 500 Index Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Commercial Banks (continued)

M&T Bank Corp.	13,754	$1,046,817
PNC Financial Services Group, Inc.	57,629	3,095,253
Regions Financial Corp.	137,950	542,143
SunTrust Banks, Inc.	58,800	1,160,124
U.S. Bancorp	210,395	5,384,008
Wells Fargo & Co.	578,229	14,981,913
Zions Bancorp	20,217	350,967

		31,544,106

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	11,617	309,012
Cintas Corp.	12,196	364,539
Iron Mountain, Inc.	22,254	688,316
Pitney Bowes, Inc.	22,132	451,050
R.R. Donnelley & Sons Co.	20,591	335,633
Republic Services, Inc.	35,039	997,210
Stericycle, Inc. (a)	9,429	788,076
Waste Management, Inc.	51,691	1,702,185

		5,636,021

Communications Equipment 2.0%
Cisco Systems, Inc.	602,381	11,162,120
F5 Networks, Inc. (a)	8,837	918,606
Harris Corp.	13,176	497,394
JDS Uniphase Corp. (a)	25,003	300,036
Juniper Networks, Inc. (a)	58,376	1,428,461
Motorola Mobility Holdings, Inc. (a)	28,647	1,113,795
Motorola Solutions, Inc.	33,072	1,551,408
QUALCOMM, Inc.	183,960	9,492,336
Tellabs, Inc.	39,889	172,719

		26,636,875

Computers & Peripherals 4.5%
X Apple, Inc. (a)	101,529	41,096,908
Dell, Inc. (a)	169,830	2,685,012
EMC Corp. (a)	226,139	5,542,667
Hewlett-Packard Co.	227,129	6,043,903
Lexmark International, Inc. Class A (a)	8,689	275,441
NetApp, Inc. (a)	40,359	1,653,105
SanDisk Corp. (a)	26,204	1,327,757
Western Digital Corp. (a)	25,530	680,119

		59,304,912

Construction & Engineering 0.2%
Fluor Corp.	19,036	1,082,197
Jacobs Engineering Group, Inc. (a)	13,958	541,570
Quanta Services, Inc. (a)	23,254	485,776

		2,109,543

Construction Materials 0.0%‡
Vulcan Materials Co.	14,163	443,160

Consumer Finance 0.8%
American Express Co.	113,742	5,757,620
Capital One Financial Corp.	50,314	2,297,337
Discover Financial Services	59,755	1,407,828
SLM Corp.	56,365	770,510

		10,233,295

Containers & Packaging 0.1%
Ball Corp.	17,915	619,322
Bemis Co., Inc.	11,319	318,177
Owens-Illinois, Inc. (a)	17,952	360,476
Sealed Air Corp.	17,686	314,811

		1,612,786

Distributors 0.1%
Genuine Parts Co.	17,167	985,901

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	12,732	602,860
DeVry, Inc.	6,755	254,528
H&R Block, Inc.	33,513	512,414

		1,369,802

Diversified Financial Services 2.9%
Bank of America Corp.	1,109,926	7,580,795
Citigroup, Inc.	319,570	10,095,216
CME Group, Inc.	7,322	2,017,650
IntercontinentalExchange, Inc. (a)	8,046	1,045,015
JPMorgan Chase & Co.	426,994	14,842,311
Leucadia National Corp.	21,709	582,452
Moody’s Corp.	22,050	782,555
NASDAQ OMX Group, Inc. (The) (a)	13,945	349,322
NYSE Euronext	28,664	761,603

		38,056,919

Diversified Telecommunication Services 2.6%
X AT&T, Inc.	648,985	19,021,750
CenturyLink, Inc.	67,502	2,380,121
Frontier Communications Corp.	108,994	682,302
Verizon Communications, Inc.	309,996	11,463,652
Windstream Corp.	55,828	679,427

		34,227,252

Electric Utilities 1.9%
American Electric Power Co., Inc.	52,812	2,074,455
Duke Energy Corp.	145,876	2,978,788
Edison International	35,697	1,449,298
Entergy Corp.	19,364	1,339,408
Exelon Corp.	72,578	3,221,738
FirstEnergy Corp.	45,797	2,059,033

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Electric Utilities (continued)

NextEra Energy, Inc.	46,248	$2,608,387
Northeast Utilities	19,368	669,552
Pepco Holdings, Inc.	24,780	490,644
Pinnacle West Capital Corp.	11,954	544,863
PPL Corp.	63,286	1,858,710
Progress Energy, Inc.	32,255	1,680,486
Southern Co.	93,930	4,057,776

		25,033,138

Electrical Equipment 0.4%
Emerson Electric Co.	81,560	3,924,667
Rockwell Automation, Inc.	15,693	1,061,631
Roper Industries, Inc.	10,515	852,767

		5,839,065

Electronic Equipment & Instruments 0.5%
Amphenol Corp. Class A	18,611	883,837
Corning, Inc.	172,059	2,458,723
FLIR Systems, Inc.	17,487	459,908
Jabil Circuit, Inc.	19,943	410,028
Molex, Inc.	14,970	369,609
TE Connectivity, Ltd.	47,441	1,686,528

		6,268,633

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	47,778	2,770,646
Cameron International Corp. (a)	26,834	1,318,623
Diamond Offshore Drilling, Inc.	7,604	498,366
FMC Technologies, Inc. (a)	26,301	1,178,811
Halliburton Co.	100,722	3,762,974
Helmerich & Payne, Inc.	11,729	623,748
Nabors Industries, Ltd. (a)	31,454	576,552
National-Oilwell Varco, Inc.	46,391	3,309,070
Noble Corp. (a)	27,646	993,597
Rowan Cos., Inc. (a)	13,953	481,239
Schlumberger, Ltd.	147,779	10,857,323

		26,370,949

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	47,952	3,992,004
CVS Caremark Corp.	147,281	5,346,300
Kroger Co. (The)	66,286	1,536,510
Safeway, Inc.	38,318	742,220
SUPERVALU, Inc.	23,274	186,657
Sysco Corp.	64,892	1,798,806
Wal-Mart Stores, Inc.	192,496	10,918,373
Walgreen Co.	99,159	3,292,079
Whole Foods Market, Inc.	17,271	1,245,585

		29,058,534

Food Products 1.8%
Archer-Daniels-Midland Co.	74,021	2,142,168
Campbell Soup Co.	19,689	654,659
ConAgra Foods, Inc.	45,427	1,150,666
Dean Foods Co. (a)	20,147	195,829
General Mills, Inc.	70,820	2,728,694
H.J. Heinz Co.	35,150	1,878,416
Hershey Co. (The)	16,943	969,648
Hormel Foods Corp.	15,212	448,298
J.M. Smucker Co. (The)	12,468	960,285
Kellogg Co.	27,348	1,482,535
Kraft Foods, Inc. Class A	193,417	6,804,410
McCormick & Co., Inc.	14,479	703,100
Mead Johnson Nutrition Co.	22,328	1,604,267
Sara Lee Corp.	64,470	1,147,566
Tyson Foods, Inc. Class A	32,462	626,517

		23,497,058

Gas Utilities 0.1%
Nicor, Inc.	4,981	280,181
ONEOK, Inc.	11,333	861,875

		1,142,056

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	62,237	3,421,790
Becton, Dickinson & Co.	23,815	1,863,048
Boston Scientific Corp. (a)	167,603	987,182
C.R. Bard, Inc.	9,491	815,751
CareFusion Corp. (a)	24,494	627,046
Covidien PLC	54,036	2,541,853
DENTSPLY International, Inc.	15,473	571,882
Edwards Lifesciences Corp. (a)	12,597	950,066
Intuitive Surgical, Inc. (a)	4,281	1,857,355
Medtronic, Inc.	115,660	4,018,028
St. Jude Medical, Inc.	36,090	1,407,510
Stryker Corp.	36,160	1,732,426
Varian Medical Systems, Inc. (a)	12,835	753,671
Zimmer Holdings, Inc. (a)	20,858	1,097,757

		22,645,365

Health Care Providers & Services 2.0%
Aetna, Inc.	40,830	1,623,401
AmerisourceBergen Corp.	29,479	1,202,743
Cardinal Health, Inc.	37,733	1,670,440
CIGNA Corp.	29,582	1,311,666
Coventry Health Care, Inc. (a)	16,269	517,517
DaVita, Inc. (a)	10,223	715,610
Express Scripts, Inc. (a)	53,461	2,444,772
Humana, Inc.	18,273	1,551,195
Laboratory Corp. of America Holdings (a)	11,095	930,316
McKesson Corp.	26,973	2,199,648
Medco Health Solutions, Inc. (a)	42,222	2,316,299
Patterson Cos., Inc.	10,246	322,442

The notes to the financial statements are an integral part of,

12 MainStay S&P 500 Index Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Health Care Providers & Services (continued)

Quest Diagnostics, Inc.	17,328	$966,902
Tenet Healthcare Corp. (a)	51,777	244,905
UnitedHealth Group, Inc.	117,854	5,655,813
WellPoint, Inc.	39,497	2,721,343

		26,395,012

Health Care Technology 0.1%
Cerner Corp. (a)	15,924	1,010,059

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	50,620	1,782,330
Chipotle Mexican Grill, Inc. Class A (a)	3,433	1,153,900
Darden Restaurants, Inc.	14,740	705,751
International Game Technology	32,661	574,507
Marriott International, Inc. Class A	29,362	924,903
McDonald’s Corp.	112,996	10,491,679
Starbucks Corp.	81,714	3,459,771
Starwood Hotels & Resorts Worldwide, Inc.	21,047	1,054,665
Wyndham Worldwide Corp.	17,984	605,521
Wynn Resorts, Ltd.	8,757	1,162,930
Yum! Brands, Inc.	50,863	2,724,731

		24,640,688

Household Durables 0.2%
D.R. Horton, Inc.	30,402	338,374
Harman International Industries, Inc.	7,650	330,174
Leggett & Platt, Inc.	15,524	339,976
Lennar Corp. Class A	17,571	290,624
Newell Rubbermaid, Inc.	31,869	471,661
Pulte Group, Inc. (a)	36,946	191,380
Whirlpool Corp.	8,370	425,280

		2,387,469

Household Products 2.1%
Clorox Co. (The)	14,395	963,601
Colgate-Palmolive Co.	53,274	4,814,372
Kimberly-Clark Corp.	42,910	2,991,256
X Procter & Gamble Co. (The)	300,922	19,255,999

		28,025,228

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	72,020	808,064
Constellation Energy Group, Inc.	22,061	875,822
NRG Energy, Inc. (a)	26,435	566,238

		2,250,124

Industrial Conglomerates 2.3%
3M Co.	77,698	6,139,696
Danaher Corp.	62,318	3,013,075
X General Electric Co.	1,160,933	19,399,191
Tyco International, Ltd.	50,857	2,316,536

		30,868,498

Insurance 3.5%
ACE, Ltd.	37,022	2,671,137
Aflac, Inc.	51,177	2,307,571
Allstate Corp. (The)	56,568	1,490,001
American International Group, Inc. (a)	47,825	1,180,799
AON Corp.	35,782	1,668,157
Assurant, Inc.	10,353	399,005
Berkshire Hathaway, Inc. Class B (a)	192,595	14,995,447
Chubb Corp. (The)	31,307	2,099,134
Cincinnati Financial Corp.	17,882	517,505
Genworth Financial, Inc. Class A (a)	53,654	342,313
Hartford Financial Services Group, Inc. (The)	48,814	939,669
Lincoln National Corp.	33,743	642,804
Loews Corp.	34,077	1,352,857
Marsh & McLennan Cos., Inc.	59,314	1,816,195
MetLife, Inc.	115,808	4,071,809
Principal Financial Group, Inc.	34,315	884,641
Progressive Corp. (The)	69,941	1,329,578
Prudential Financial, Inc.	53,225	2,884,795
Torchmark Corp.	11,493	470,408
Travelers Cos., Inc. (The)	45,855	2,675,639
Unum Group	33,246	792,585
XL Group PLC	35,955	781,662

		46,313,711

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	39,773	8,491,933
Expedia, Inc.	21,323	559,942
Netflix, Inc. (a)	5,757	472,534
Priceline.com, Inc. (a)	5,451	2,767,582

		12,291,991

Internet Software & Services 1.8%
Akamai Technologies, Inc. (a)	20,203	544,269
eBay, Inc. (a)	125,628	3,998,739
Google, Inc. Class A (a)	27,581	16,345,604
Monster Worldwide, Inc. (a)	14,126	130,383
VeriSign, Inc.	18,223	584,776
Yahoo!, Inc. (a)	138,265	2,162,465

		23,766,236

IT Services 3.7%
Accenture PLC Class A	70,577	4,252,970
Automatic Data Processing, Inc.	53,635	2,806,720
Cognizant Technology Solutions Corp. Class A (a)	33,251	2,419,010
Computer Sciences Corp.	16,960	533,562
Fidelity National Information Services, Inc.	27,151	710,813

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

IT Services (continued)

Fiserv, Inc. (a)	15,496	$912,249
X International Business Machines Corp.	130,789	24,147,573
MasterCard, Inc. Class A	11,690	4,059,236
Paychex, Inc.	35,288	1,028,292
SAIC, Inc. (a)	30,258	376,107
Teradata Corp. (a)	18,429	1,099,474
Total System Services, Inc.	17,949	357,006
Visa, Inc. Class A	56,018	5,224,239
Western Union Co. (The)	68,750	1,201,062

		49,128,313

Leisure Equipment & Products 0.1%
Hasbro, Inc.	13,231	503,572
Mattel, Inc.	37,539	1,060,101

		1,563,673

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc. (a)	38,023	1,409,513
Life Technologies Corp. (a)	19,762	803,720
PerkinElmer, Inc.	12,402	256,349
Thermo Fisher Scientific, Inc. (a)	41,829	2,102,744
Waters Corp. (a)	9,999	801,120

		5,373,446

Machinery 1.9%
Caterpillar, Inc.	70,755	6,683,517
Cummins, Inc.	21,323	2,120,146
Deere & Co.	45,332	3,440,699
Dover Corp.	20,379	1,131,646
Eaton Corp.	37,353	1,674,162
Flowserve Corp.	6,102	565,594
Illinois Tool Works, Inc.	53,830	2,617,753
Ingersoll-Rand PLC	36,257	1,128,680
Joy Global, Inc.	11,514	1,004,021
PACCAR, Inc.	40,023	1,730,595
Pall Corp.	12,742	652,008
Parker Hannifin Corp.	16,982	1,384,882
Snap-On, Inc.	6,379	342,361
Stanley Black & Decker, Inc.	18,445	1,177,713

		25,653,777

Media 2.9%
Cablevision Systems Corp. Class A	24,674	357,033
CBS Corp. Class B	73,375	1,893,809
Comcast Corp. Class A	301,084	7,060,420
DIRECTV Class A (a)	80,858	3,675,805
Discovery Communications, Inc. Class A (a)	29,961	1,302,105
Gannett Co., Inc.	26,414	308,780
Interpublic Group of Cos., Inc. (The)	52,368	496,448
McGraw-Hill Cos., Inc. (The)	32,985	1,401,862
News Corp. Class A	250,293	4,385,133
Omnicom Group, Inc.	30,596	1,360,910
Scripps Networks Interactive Class A	10,809	459,166
Time Warner Cable, Inc.	35,613	2,268,192
Time Warner, Inc.	114,429	4,003,871
Viacom, Inc. Class B	62,927	2,759,349
Walt Disney Co. (The)	203,244	7,089,151
Washington Post Co. Class B	547	186,067

		39,008,101

Metals & Mining 1.0%
AK Steel Holding Corp.	12,061	100,468
Alcoa, Inc.	116,554	1,254,121
Allegheny Technologies, Inc.	11,651	540,606
Cliffs Natural Resources, Inc.	15,990	1,090,838
Freeport-McMoRan Copper & Gold, Inc.	103,795	4,178,787
Newmont Mining Corp.	54,120	3,616,840
Nucor Corp.	34,652	1,309,152
Titanium Metals Corp.	9,121	152,777
United States Steel Corp.	15,758	399,623

		12,643,212

Multi-Utilities 1.3%
Ameren Corp.	26,465	843,704
CenterPoint Energy, Inc.	46,663	972,457
CMS Energy Corp.	27,577	574,153
Consolidated Edison, Inc.	32,082	1,856,585
Dominion Resources, Inc.	62,333	3,215,759
DTE Energy Co.	18,544	966,328
Integrys Energy Group, Inc.	8,524	451,005
NiSource, Inc.	30,733	678,892
PG&E Corp.	44,065	1,890,388
Public Service Enterprise Group, Inc.	55,408	1,867,250
SCANA Corp.	12,564	531,206
Sempra Energy	26,235	1,409,607
TECO Energy, Inc.	23,611	438,456
Wisconsin Energy Corp.	25,582	829,624
Xcel Energy, Inc.	53,063	1,371,679

		17,897,093

Multiline Retail 0.7%
Big Lots, Inc. (a)	7,172	270,313
Family Dollar Stores, Inc.	13,175	772,450
J.C. Penney Co., Inc.	15,668	502,629
Kohl’s Corp.	30,780	1,631,648
Macy’s, Inc.	46,779	1,428,163
Nordstrom, Inc.	17,936	909,176
Sears Holdings Corp. (a)	4,220	329,919
Target Corp.	73,940	4,048,215

		9,892,513

The notes to the financial statements are an integral part of,

14 MainStay S&P 500 Index Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Office Electronics 0.1%
Xerox Corp.	153,680	$1,257,102

Oil, Gas & Consumable Fuels 9.6%
Alpha Natural Resources, Inc. (a)	24,807	596,360
Anadarko Petroleum Corp.	54,517	4,279,584
Apache Corp.	42,050	4,189,442
Cabot Oil & Gas Corp.	11,439	889,039
Chesapeake Energy Corp.	72,354	2,034,594
X Chevron Corp.	219,357	23,043,453
ConocoPhillips	150,361	10,472,644
CONSOL Energy, Inc.	24,820	1,061,303
Denbury Resources, Inc. (a)	44,026	691,208
Devon Energy Corp.	45,605	2,962,045
El Paso Corp.	84,364	2,109,944
EOG Resources, Inc.	29,413	2,630,405
EQT Corp.	16,369	1,039,432
X ExxonMobil Corp.	532,480	41,581,363
Hess Corp.	33,124	2,072,237
Marathon Oil Corp.	78,176	2,034,921
Marathon Petroleum Corp.	39,048	1,401,823
Murphy Oil Corp.	21,197	1,173,678
Newfield Exploration Co. (a)	14,491	583,408
Noble Energy, Inc.	19,325	1,726,496
Occidental Petroleum Corp.	89,005	8,272,125
Peabody Energy Corp.	29,649	1,285,877
Pioneer Natural Resources Co.	12,797	1,073,668
QEP Resources, Inc.	19,391	689,350
Range Resources Corp.	17,633	1,213,856
Southwestern Energy Co. (a)	38,117	1,602,439
Spectra Energy Corp.	71,218	2,038,971
Sunoco, Inc.	11,835	440,617
Tesoro Corp. (a)	15,762	408,866
Valero Energy Corp.	62,684	1,542,026
Williams Cos., Inc.	64,505	1,942,246

		127,083,420

Paper & Forest Products 0.1%
International Paper Co.	47,878	1,326,221
MeadWestvaco Corp.	18,689	521,610

		1,847,831

Personal Products 0.2%
Avon Products, Inc.	47,165	862,176
Estee Lauder Cos., Inc. (The) Class A	12,387	1,219,500

		2,081,676

Pharmaceuticals 5.5%
Abbott Laboratories	170,475	9,183,488
Allergan, Inc.	33,678	2,832,993
Bristol-Myers Squibb Co.	186,786	5,900,570
Eli Lilly & Co.	111,563	4,145,681
Forest Laboratories, Inc. (a)	30,055	940,721
Hospira, Inc. (a)	18,042	567,421
X Johnson & Johnson	300,115	19,324,405
Merck & Co., Inc.	337,393	11,640,058
Mylan, Inc. (a)	46,673	913,391
Pfizer, Inc.	854,476	16,457,208
Watson Pharmaceuticals, Inc. (a)	13,772	924,928

		72,830,864

Professional Services 0.1%
Dun & Bradstreet Corp.	5,380	359,707
Equifax, Inc.	13,411	471,397
Robert Half International, Inc.	15,849	418,889

		1,249,993

Real Estate Investment Trusts 1.7%
Apartment Investment & Management Co. Class A	13,232	326,433
AvalonBay Communities, Inc.	10,304	1,377,542
Boston Properties, Inc.	16,085	1,592,254
Equity Residential	32,476	1,905,692
HCP, Inc.	44,597	1,777,191
Health Care REIT, Inc.	19,438	1,024,188
Host Hotels & Resorts, Inc.	77,325	1,103,428
Kimco Realty Corp.	44,594	779,057
Plum Creek Timber Co., Inc.	17,742	668,164
ProLogis, Inc.	50,283	1,496,422
Public Storage	15,515	2,002,211
Simon Property Group, Inc.	32,153	4,129,731
Ventas, Inc.	31,543	1,754,106
Vornado Realty Trust	20,198	1,672,596
Weyerhaeuser Co.	59,000	1,060,820

		22,669,835

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	35,583	632,666

Road & Rail 0.8%
CSX Corp.	119,961	2,664,334
Norfolk Southern Corp.	38,085	2,817,909
Ryder System, Inc.	5,609	285,722
Union Pacific Corp.	53,451	5,322,116

		11,090,081

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc. (a)	63,608	370,835
Altera Corp.	35,477	1,345,288
Analog Devices, Inc.	32,784	1,198,911
Applied Materials, Inc.	144,324	1,778,072
Broadcom Corp. Class A (a)	52,715	1,902,484
First Solar, Inc. (a)	6,425	319,772

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment (continued)

Intel Corp.	575,087	$14,112,635
KLA-Tencor Corp.	18,288	861,182
Linear Technology Corp.	24,975	806,942
LSI Corp. (a)	62,662	391,637
MEMC Electronic Materials, Inc. (a)	25,281	151,433
Microchip Technology, Inc.	20,887	755,274
Micron Technology, Inc. (a)	110,037	615,107
Novellus Systems, Inc. (a)	7,614	263,064
NVIDIA Corp. (a)	66,110	978,428
Teradyne, Inc. (a)	20,429	292,543
Texas Instruments, Inc.	126,520	3,887,960
Xilinx, Inc.	29,025	971,176

		31,002,743

Software 3.7%
Adobe Systems, Inc. (a)	54,104	1,591,199
Autodesk, Inc. (a)	25,070	867,422
BMC Software, Inc. (a)	19,227	668,331
CA, Inc.	41,481	898,478
Citrix Systems, Inc. (a)	20,611	1,501,099
Compuware Corp. (a)	23,923	202,149
Electronic Arts, Inc. (a)	36,610	854,844
Intuit, Inc.	33,285	1,786,406
X Microsoft Corp.	816,631	21,746,884
Oracle Corp.	432,708	14,179,841
Red Hat, Inc. (a)	21,151	1,050,147
Salesforce.com, Inc. (a)	14,843	1,976,642
Symantec Corp. (a)	82,099	1,396,504

		48,719,946

Specialty Retail 1.8%
Abercrombie & Fitch Co. Class A	9,519	708,214
AutoNation, Inc. (a)	5,413	210,782
AutoZone, Inc. (a)	3,188	1,031,605
Bed Bath & Beyond, Inc. (a)	26,791	1,656,755
Best Buy Co., Inc.	33,168	869,997
Carmax, Inc. (a)	24,779	744,857
GameStop Corp. Class A (a)	15,255	390,070
Gap, Inc. (The)	38,008	718,351
Home Depot, Inc. (The)	171,331	6,133,650
Limited Brands, Inc.	27,130	1,158,722
Lowe’s Cos., Inc.	138,075	2,902,336
O’Reilly Automotive, Inc. (a)	14,891	1,132,461
Ross Stores, Inc.	12,658	1,110,486
Staples, Inc.	77,685	1,162,168
Tiffany & Co.	13,939	1,111,356
TJX Cos., Inc.	41,727	2,458,972
Urban Outfitters, Inc. (a)	12,974	353,542

		23,854,324

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	31,644	2,059,075
NIKE, Inc. Class B	41,600	4,008,160
Ralph Lauren Corp.	7,089	1,125,662
VF Corp.	9,488	1,311,432

		8,504,329

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	57,696	360,600
People’s United Financial, Inc.	41,193	525,211

		885,811

Tobacco 1.7%
Altria Group, Inc.	226,829	6,249,139
Lorillard, Inc.	15,160	1,677,606
Philip Morris International, Inc.	192,367	13,440,682
Reynolds American, Inc.	37,036	1,432,552

		22,799,979

Trading Companies & Distributors 0.2%
Fastenal Co.	32,317	1,230,955
W.W. Grainger, Inc.	6,656	1,140,239

		2,371,194

Wireless Telecommunication Services 0.3%
American Tower Corp. Class A (a)	43,350	2,388,585
MetroPCS Communications, Inc. (a)	32,127	273,079
Sprint Nextel Corp. (a)	327,807	842,464

		3,504,128

Total Common Stocks (Cost $868,307,310)		1,250,510,534	(b)

	Principal
	Amount
Short-Term Investments 5.6%

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $66,920 (Collateralized by a Federal Home Loan Bank Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $70,000 and a Market Value of $70,141)	$66,920	66,920

Total Repurchase Agreement (Cost $66,920)		66,920

The notes to the financial statements are an integral part of,

16 MainStay S&P 500 Index Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investments (continued)

U.S. Government 5.6%
United States Treasury Bills 0.011%, due 1/26/12 (c)(d)	$5,000,000	$4,999,874
0.015%, due 1/12/12 (c)(d)	69,100,000	69,097,927

Total U.S. Government (Cost $74,099,530)		74,097,801

Total Short-Term Investments (Cost $74,166,450)		74,164,721

Total Investments, Before Investments Sold Short (Cost $942,473,760) (g)	100.0%	1,324,675,255

	Shares
Investments Sold Short (0.0%)‡(e)

Common Stocks Sold Short (0.0%)‡
Aerospace & Defense (0.0%)‡
Exelis, Inc.	(7,304)	(82,535)
ITT Corp.	(3,652)	(64,020)

Total Investments Sold Short (Proceeds $136,599)	(0.0)%‡	(146,555)

Total Investments, Net of Investments Sold Short (Cost $942,337,161)	100.0	1,324,528,700
Other Assets, Less Liabilities	(0.0)‡	(315,496)

Net Assets	100.0%	$1,324,213,204

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (f)
Futures Contracts 0.4%

Standard & Poor’s 500 Index Mini December 2011	1,161	$5,502,852

Total Futures Contracts (Settlement Value $72,521,865) (b)		$5,502,852

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.
(c)	Interest rate presented is yield to maturity.
(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(e)	Represents securities sold short on a when-issued basis. At October 31, 2011 total proceeds from investments sold short on a when-issued basis was $136,599.
(f)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(g)	At October 31, 2011, cost is $988,723,188 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$429,644,042
Gross unrealized depreciation	(93,691,975)

Net unrealized appreciation	$335,952,067

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,250,510,534	$—	$—	$1,250,510,534
Short-Term Investments
Repurchase Agreement	—	66,920	—	66,920
U.S. Government	—	74,097,801	—	74,097,801

Total Short-Term Investments	—	74,164,721	—	74,164,721

Total Investments in Securities	1,250,510,534	74,164,721	—	1,324,675,255

Other Financial Instruments
Futures Contracts Long (b)	5,502,852	—	—	5,502,852

Total Investments in Securities and Other Financial Instruments	$1,256,013,386	$74,164,721	$—	$1,330,178,107

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(146,555)	$—	$—	$(146,555)

Total Investments in Securities Sold Short	$(146,555)	$—	$—	$(146,555)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

18 MainStay S&P 500 Index Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $942,473,760)	$1,324,675,255
Receivables:
Fund shares sold	2,149,364
Dividends and interest	1,422,939
Investment securities sold	169,853
Other assets	23,250

Total assets	1,328,440,661

Liabilities
Investments sold short (proceeds $136,599)	146,555
Payables:
Variation margin on futures contracts	1,813,158
Fund shares redeemed	1,489,159
Transfer agent (See Note 3)	366,243
Manager (See Note 3)	189,245
Professional fees	70,614
Shareholder communication	47,851
NYLIFE Distributors (See Note 3)	44,013
Trustees	5,014
Custodian	2,730
Accrued expenses	52,875

Total liabilities	4,227,457

Net assets	$1,324,213,204

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,304
Additional paid-in capital	1,090,509,827

1,090,555,131
Undistributed net investment income	17,230,997
Accumulated net realized gain (loss) on investments, futures transactions and investments sold short	(171,267,315)
Net unrealized appreciation (depreciation) on investments and futures contracts	387,704,347
Net unrealized appreciation (depreciation) on investments sold short	(9,956)

Net assets	$1,324,213,204

Investor Class
Net assets applicable to outstanding shares	$20,133,927

Shares of beneficial interest outstanding	694,761

Net asset value per share outstanding	$28.98
Maximum sales charge (3.00% of offering price)	0.90

Maximum offering price per share outstanding	$29.88

Class A
Net assets applicable to outstanding shares	$195,006,332

Shares of beneficial interest outstanding	6,726,008

Net asset value per share outstanding	$28.99
Maximum sales charge (3.00% of offering price)	0.90

Maximum offering price per share outstanding	$29.89

Class I
Net assets applicable to outstanding shares	$1,109,072,945

Shares of beneficial interest outstanding	37,883,442

Net asset value and offering price per share outstanding	$29.28

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$27,475,547
Interest	17,749

Total income	27,493,296

Expenses
Manager (See Note 3)	3,354,175
Transfer agent (See Note 3)	2,297,537
Distribution/Service—Investor Class (See Note 3)	50,795
Distribution/Service—Class A (See Note 3)	506,592
Professional fees	161,430
Shareholder communication	82,410
Registration	68,598
Custodian	41,235
Trustees	37,985
Miscellaneous	81,222

Total expenses before waiver/reimbursement	6,681,979
Expense waiver/reimbursement from Manager (See Note 3)	(1,275,945)

Net expenses	5,406,034

Net investment income (loss)	22,087,262

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	(9,070,692)
Futures transactions	3,869,674

Net realized gain (loss) on investments and futures transactions	(5,201,018)

Net change in unrealized appreciation (depreciation) on:
Investments	84,236,831
Investments sold short	(9,956)
Futures contracts	5,281,093

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	89,507,968

Net realized and unrealized gain (loss) on investments, futures transactions and investments sold short	84,306,950

Net increase (decrease) in net assets resulting from operations	$106,394,212

(a)	Dividends recorded net of foreign withholding taxes in the amount of $141.

The notes to the financial statements are an integral part of,

20 MainStay S&P 500 Index Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,087,262	$21,019,417
Net realized gain (loss) on investments and futures transactions	(5,201,018)	(34,366,895)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and investments sold short	89,507,968	204,566,945

Net increase (decrease) in net assets resulting from operations	106,394,212	191,219,467

Dividends to shareholders:
From net investment income:
Investor Class	(248,197)	(254,639)
Class A	(2,662,214)	(2,895,095)
Class I	(18,165,581)	(17,697,570)

Total dividends to shareholders	(21,075,992)	(20,847,304)

Capital share transactions:
Net proceeds from sale of shares	260,630,814	292,806,483
Net asset value of shares issued to shareholders in reinvestment of dividends	21,015,084	20,783,761
Cost of shares redeemed	(375,569,046)	(410,338,260)

Increase (decrease) in net assets derived from capital share transactions	(93,923,148)	(96,748,016)

Net increase (decrease) in net assets	(8,604,928)	73,624,147

Net Assets
Beginning of year	1,332,818,132	1,259,193,985

End of year	$1,324,213,204	$1,332,818,132

Undistributed net investment income at end of year	$17,230,997	$16,684,839

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$27.33	$23.93	$22.47	$31.35

Net investment income (loss)	0.38	0.33	0.38	0.26
Net realized and unrealized gain (loss) on investments	1.62	3.41	1.59	(9.14)

Total from investment operations	2.00	3.74	1.97	(8.88)

Less dividends:
From net investment income	(0.35)	(0.34)	(0.51)	—

Net asset value at end of period	$28.98	$27.33	$23.93	$22.47

Total investment return (a)	7.35%	15.75%	9.21%	(28.33	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.30%	1.75%	1.63	% ††
Net expenses	0.70%	0.70%	0.63%	0.60	% ††
Expenses (before waiver/reimbursement)	0.91%	1.01%	1.15%	1.06	% ††
Portfolio turnover rate	4%	11%	8%	5%
Net assets at end of period (in 000’s)	$20,134	$19,295	$17,822	$15,372

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$27.34	$23.92	$22.47	$35.79	$31.85

Net investment income (loss)	0.42	0.37	0.38	0.51	0.49
Net realized and unrealized gain (loss) on investments	1.61	3.40	1.58	(13.35)	3.87

Total from investment operations	2.03	3.77	1.96	(12.84)	4.36

Less dividends:
From net investment income	(0.38)	(0.35)	(0.51)	(0.48)	(0.42)

Net asset value at end of year	$28.99	$27.34	$23.92	$22.47	$35.79

Total investment return (a)	7.46%	15.88%	9.18%	(36.32%)	13.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%	1.40%	1.79%	1.65%	1.44%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.69%	0.74%	0.86%	0.79%	0.78%
Portfolio turnover rate	4%	11%	8%	5%	5%
Net assets at end of year (in 000’s)	$195,006	$193,335	$196,774	$182,351	$334,325

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

22 MainStay S&P 500 Index Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$27.60	$24.15	$22.69	$36.14	$32.16

Net investment income (loss)	0.50	0.44	0.44	0.60	0.58
Net realized and unrealized gain (loss) on investments	1.63	3.42	1.60	(13.46)	3.93

Total from investment operations	2.13	3.86	2.04	(12.86)	4.51

Less dividends:
From net investment income	(0.45)	(0.41)	(0.58)	(0.59)	(0.53)

Net asset value at end of year	$29.28	$27.60	$24.15	$22.69	$36.14

Total investment return (a)	7.75%	16.13%	9.55%	(36.13%)	14.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.65%	2.07%	1.95%	1.73%
Net expenses	0.35%	0.35%	0.32%	0.30%	0.30%
Expenses (before reimbursement/waiver)	0.44%	0.49%	0.61%	0.49%	0.42%
Portfolio turnover rate	4%	11%	8%	5%	5%
Net assets at end of year (in 000’s)	$1,109,073	$1,120,188	$1,044,598	$919,826	$1,479,162

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as

24    MainStay S&P 500 Index Fund

of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by

mainstayinvestments.com    25

the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights or warrants.

(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

26    MainStay S&P 500 Index Fund

(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of	Equity
	Assets and Liabilities	Contracts
	Location	Risk	Total

Futures Contracts	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts (a)	$5,502,852	$5,502,852

Total Fair Value		$5,502,852	$5,502,852

(a)	Includes cumulative appreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$(12,524)	$(12,524)
Futures Contracts	Net realized gain (loss) on futures transactions	3,869,674	3,869,674

Total Realized Gain (Loss)		$3,857,150	$3,857,150

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$5,281,093	$5,281,093

Total Change in Unrealized Appreciation (Depreciation)		$5,281,093	$5,281,093

Number of Contracts, Notional Amounts or Shares/Units

	Equity
	Contracts
	Risk	Total

Warrants (1)(3)	0-132,775	0-132,775
Futures Contracts Long (2)(3)	803	803

(1)	Amount disclosed represents the minimum and maximum held during the year ended October 31, 2011.

(2)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(3)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of

mainstayinvestments.com    27

all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the year ended October 31, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $3,354,175 and waived its fees and/or reimbursed expenses in the amount of $1,275,945.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,021 and $3,827, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $1,246, respectively for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$76,931

Class A	330,988

Class I	1,889,618

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$110,989,102	10.0%

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $19,226. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

28    MainStay S&P 500 Index Fund

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$17,230,997	$(119,505,035)	$—	$335,942,111	$233,658,073

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, real estate investment trusts (“REITs”) basis adjustments, marking to market of futures contracts, return of capital distributions from non-REIT securities and basis adjustment due to class action payments.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss)	Additional
Income (Loss)	on Investments	Paid-In Capital

$(465,112)	$465,112	$—

The reclassifications for the Fund are primarily due to return of capital and capital gain distributions from REITs and return of capital distributions from non-REIT securities.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $119,515,035 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2013	$5,221
2014	51,930
2016	39,050
2018	21,699
2019	1,615

Total	$119,515

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$21,075,992	$20,847,304

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $50,207 and $145,077, respectively.

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Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	129,662	$3,755,272
Shares issued to shareholders in reinvestment of dividends	8,729	247,544
Shares redeemed	(139,073)	(4,033,392)

Net increase (decrease) in shares outstanding before conversion	(682)	(30,576)
Shares converted into Investor Class (See Note 1)	14,922	405,512
Shares converted from Investor Class (See Note 1)	(25,587)	(737,416)

Net increase (decrease)	(11,347)	$(362,480)

Year ended October 31, 2010:
Shares sold	129,280	$3,343,567
Shares issued to shareholders in reinvestment of dividends	9,977	253,817
Shares redeemed	(155,312)	(4,001,226)

Net increase (decrease) in shares outstanding before conversion	(16,055)	(403,842)
Shares converted into Investor Class (See Note 1)	11,248	300,230
Shares converted from Investor Class (See Note 1)	(33,895)	(882,705)

Net increase (decrease)	(38,702)	$(986,317)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,292,871	$37,600,727
Shares issued to shareholders in reinvestment of dividends	91,844	2,603,786
Shares redeemed	(1,741,460)	(50,634,720)

Net increase (decrease) in shares outstanding before conversion	(356,745)	(10,430,207)
Shares converted into Class A (See Note 1)	25,594	737,416
Shares converted from Class A (See Note 1)	(14,917)	(405,512)

Net increase (decrease)	(346,068)	$(10,098,303)

Year ended October 31, 2010:
Shares sold	1,549,620	$39,887,328
Shares issued to shareholders in reinvestment of dividends	111,379	2,832,374
Shares redeemed	(2,835,174)	(73,082,004)

Net increase (decrease) in shares outstanding before conversion	(1,174,175)	(30,362,302)
Shares converted into Class A (See Note 1)	33,901	882,705
Shares converted from Class A (See Note 1)	(11,246)	(300,230)
Shares converted from Class A (a)	(1,641)	(41,706)

Net increase (decrease)	(1,153,161)	$(29,821,533)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	7,504,721	$219,274,815
Shares issued to shareholders in reinvestment of dividends	635,986	18,163,754
Shares redeemed	(10,846,263)	(320,900,934)

Net increase (decrease)	(2,705,556)	$(83,462,365)

Year ended October 31, 2010:
Shares sold	9,521,947	$249,575,588
Shares issued to shareholders in reinvestment of dividends	690,772	17,697,570
Shares redeemed	(12,887,816)	(333,255,030)

Net increase (decrease) in shares outstanding before conversion	(2,675,097)	(65,981,872)
Shares converted into Class I (a)	1,628	41,706

Net increase (decrease)	(2,673,469)	$(65,940,166)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, you may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

No subsequent events requiring financial statement adjustment or disclosure have been identified.

30    MainStay S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund (“the Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

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Federal Income Tax information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011 the Fund designated approximately $23,522,361 under the Internal Revenue Code as Qualified dividend Income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32    MainStay S&P 500 Index Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    33

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

34    MainStay S&P 500 Index Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    35

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

36    MainStay S&P 500 Index Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24847 MS284-11	MSSP11-12/11
NA6

MainStay Short Term Bond Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	14

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	26

Federal Income Tax Information	27

Proxy Voting Policies and Procedures and Proxy Voting Record	27

Shareholder Reports and Quarterly Portfolio Disclosure	27

Board Members and Officers	28

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	–2.88%	2.83%	2.35%	1.60%
		Excluding sales charges	0.13	3.46	2.66	1.60

Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	–2.49	3.05	2.46	1.15
		Excluding sales charges	0.53	3.68	2.77	1.15

Class I Shares	No Sales Charge		0.78	3.96	3.08	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Barclays Capital U.S. 1-3 Year Government/Credit Index[5]	1.21%	4.11%	3.60%

Average Lipper Short U.S. Government Fund[6]	0.79	3.32	2.84

5.	The Barclays Capital U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Barclays Capital U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,002.70	$6.71	$1,018.50	$6.77

Class A Shares	$1,000.00	$1,004.70	$4.70	$1,020.50	$4.74

Class I Shares	$1,000.00	$1,005.90	$3.44	$1,021.80	$3.47

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 0.93% for Class A and 0.68% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

U.S. Government & Federal Agencies	54.9
Corporate Bonds	27.2
Yankee Bonds	10.9
Mortgage-Backed Securities	4.5
Short-Term Investment	3.1
Other Assets, Less Liabilities	(0.6)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	United States Treasury Notes, 0.625%–2.25%, due 6/15/12–5/31/14
2.	Federal Home Loan Bank, 2.25%, due 4/13/12
3.	Shell International Finance B.V., 1.875%, due 3/25/13
4.	Morgan Stanley, 4.00%, due 7/24/15
5.	Abbott Laboratories, 2.70%, due 5/27/15
6.	MetLife, Inc., 2.375%, due 2/6/14
7.	St. Jude Medical, Inc., 2.20%, due 9/15/13
8.	Rio Tinto Finance USA, Ltd., 8.95%, due 5/1/14
9.	Total Capital S.A., 3.125%, due 10/2/15
10.	PNC Funding Corp., 3.625%, due 2/8/15

8    MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, Claude Athaide, PhD, CFA, and Gary Goodenough of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Short Term Bond Fund returned 0.13% for Investor Class shares and 0.53% for Class A shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 0.78%. All share classes underperformed the 0.79% return of the average Lipper1 short U.S. government fund and the 1.21% return of the Barclays Capital U.S. 1–3 Year Government/Credit Index2 for the 12 months ended October 31, 2011. The Barclays Capital U.S. 1–3 Year Government/Credit Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s performance during the reporting period?

The economy expanded at a slower-than-expected pace during the first half of 2011. Expectations of more robust growth came from the payroll tax holiday enacted in December 2010. Real gross domestic product (GDP) grew at an annual rate of 3.1% during the fourth quarter of 2010, but grew only 0.4% in the first quarter of 2011 and 1.3% in the second quarter. Advance estimates showed GDP growth of 2.5% in the third quarter of 2011.

In early November 2010, the Federal Open Market Commit-tee (FOMC) announced that it would purchase an additional $600 billion in Treasury securities. In August 2011, the FOMC stated that it anticipated that economic conditions were “likely to warrant exceptionally low levels of the federal funds rate at least through mid-2013.” At its next meeting in September 2011, the FOMC announced “Operation Twist,” under which it would sell $400 billion of securities with maturities of three years or less and purchase an equal amount of securities with maturities from six years to 30 years. The aim of the new program was to lower interest rates on longer maturities.

The FOMC’s November 2010 decision had been widely anticipated by market participants and contributed to rising prices for risky assets over the next few months. Treasury yields rose as economic growth reaccelerated in the last quarter of 2010. The yield on the two-year Treasury security increased from 0.33% at the beginning of the reporting period to 0.85% in February 2011. The damage from the Japanese earthquake and fears over the extent of the damage to a nuclear plant caused a sharp sell-off in equities in the middle of March. By the end of April, the major indices had reached new highs for the reporting period.

The sovereign debt problems in Europe, the negotiations over raising the debt limit in the United States, Standard & Poor’s downgrade of the U.S. credit rating and economic reports showing that the U.S. economy grew much more slowly than initially reported all contributed to another bout of risk aversion during the summer months. The resulting flight to quality (or movement toward securities perceived to have lower risk) saw Treasury yields fall to new post-September 2008 lows. The yield on the two-year Treasury note fell to 0.15% in September.

Credit spreads3 tightened during the first half of the reporting period as demand for corporate bonds remained strong in a low-Treasury-yield environment. As risk aversion increased over the summer months, spreads generally widened. For the entire reporting period, spreads widened on agency securities, mortgage-backed securities and corporate bonds.

The Fund’s overweight position relative to the Barclays Capital U.S. 1–3 Year Government/Credit Index in corporate bonds detracted from performance as the tightening in corporate bond spreads during the first half of the reporting period reversed during the summer. The Fund’s holdings in agency securities and commercial mortgage-backed securities helped relative performance.

How did the Fund’s yield-curve4 positioning affect the Fund’s performance during the reporting period?

In the fourth quarter of 2010, the Fund was positioned for a flatter yield curve. However, interest rates rose in November and December 2010 and the curve steepened, which negatively affected performance. The Fund made up this shortfall as rates declined during the second and third quarters of 2011.

During the reporting period, which market segments were particularly strong and which ones were weak?

Among one- to three-year issues, mortgage-backed securities provided the highest total return during the reporting period, followed by commercial mortgage-backed securities and corporate securities. U.S. Treasurys and agency securities provided the lowest total return, followed by asset-backed securities. All of these short-term returns were positive.

How did the Fund’s weightings change during the reporting period?

At the start of the reporting period, approximately 50% of the Fund’s total net assets were invested in U.S. Treasury securities. Corporate bonds accounted for 30% of the Fund’s net assets, and agency securities accounted for 14% of the Fund’s net assets. During the reporting period, we increased the

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. 1–3 Year Government/Credit Index.
3. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com    9

Fund’s exposure to corporate bonds and commercial mortgage-backed securities and reduced the Fund’s exposure to U.S. Treasury securities and agency securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, U.S. Treasury securities accounted for approximately 46% of the Fund’s net assets, corporate bonds accounted for approximately 38%, agency securities represented approximately 8% and commercial mortgage-backed securities for approximately 5% of the Fund’s net assets.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Short Term Bond Fund

Portfolio of Investments October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 97.5%† Corporate Bonds 27.2%

Agriculture 1.5%
Philip Morris International, Inc. 6.875%, due 3/17/14	$1,070,000	$1,217,885

Auto Manufacturers 1.5%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	1,117,000	1,224,598

Banks 8.3%
Capital One Financial Corp. 2.125%, due 7/15/14	515,000	514,295
JPMorgan Chase & Co. 3.70%, due 1/20/15	1,235,000	1,286,677
X Morgan Stanley 4.00%, due 7/24/15	1,800,000	1,746,533
X PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,310,184
U.S. Bancorp 3.15%, due 3/4/15	1,250,000	1,309,570
Wells Fargo & Co. 5.00%, due 11/15/14	780,000	837,396

		7,004,655

Beverages 0.5%
PepsiCo Inc/NC 0.80%, due 8/25/14	375,000	374,095

Cosmetics & Personal Care 1.1%
Procter & Gamble Co. (The) 0.70%, due 8/15/14	935,000	934,561

Diversified Financial Services 1.5%
General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,287,376

Electric 1.3%
Great Plains Energy, Inc. 2.75%, due 8/15/13	1,085,000	1,100,850

Health Care—Products 1.6%
X St. Jude Medical, Inc. 2.20%, due 9/15/13	1,310,000	1,335,609

Insurance 3.3%
Hartford Financial Services Group, Inc. 4.75%, due 3/1/14	1,250,000	1,296,581
X MetLife, Inc. 2.375%, due 2/6/14	1,455,000	1,492,571

		2,789,152

Miscellaneous—Manufacturing 0.8%
3M Co. 1.375%, due 9/29/16	660,000	661,404

Pharmaceuticals 4.0%
X Abbott Laboratories 2.70%, due 5/27/15	1,665,000	1,744,192
Novartis Capital Corp. 1.90%, due 4/24/13	1,100,000	1,124,701
Sanofi 1.20%, due 9/30/14	510,000	515,160

		3,384,053

Semiconductors 1.1%
Intel Corp. 1.95%, due 10/1/16	910,000	928,875

Telecommunications 0.7%
BellSouth Corp. 5.20%, due 9/15/14	540,000	598,790

Total Corporate Bonds (Cost $22,354,100)		22,841,903

Mortgage-Backed Securities 4.5%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.5%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class AAB 5.422%, due 1/15/49	870,000	925,810
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A6 4.75%, due 2/13/46 (a)	200,000	216,200
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	500,000	531,135
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	890,000	941,544
RBSCF Trust Series 2010-MB1, Class A1 2.367%, due 4/15/24 (b)	849,559	866,249

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)

Wachovia Bank Commercial Mortgage Trust Series 2004-C14, Class A4 5.088%, due 8/15/41 (a)	$310,000	$333,306

Total Mortgage-Backed Securities (Cost $3,720,742)		3,814,244

U.S. Government & Federal Agencies 54.9%

X Federal Home Loan Bank 6.1%
2.25%, due 4/13/12	5,075,000	5,123,202

Federal Home Loan Mortgage Corp. 1.0%
1.00%, due 8/20/14	825,000	829,357

Federal National Mortgage Association 1.4%
1.00%, due 9/20/13	1,225,000	1,231,909

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.3%
4.50%, due 11/1/18	218,365	233,972

X United States Treasury Notes 46.1%
0.625%, due 12/31/12	465,000	467,361
0.625%, due 1/31/13	13,385,000	13,457,681
1.375%, due 9/15/12	755,000	762,934
1.50%, due 7/15/12	12,580,000	12,700,881
1.875%, due 6/15/12	8,395,000	8,486,824
2.25%, due 5/31/14	2,710,000	2,841,267

		38,716,948

Total U.S. Government & Federal Agencies (Cost $45,653,410)		46,135,388

Yankee Bonds 10.9% (c)

Electric 1.3%
Enel Finance International S.A. 3.875%, due 10/7/14 (b)	1,120,000	1,121,759

Holding Company—Diversified 1.5%
Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (b)	1,195,000	1,266,955

Mining 3.1%
Anglo American Capital PLC 2.15%, due 9/27/13 (b)	400,000	399,567
9.375%, due 4/8/14 (b)	750,000	872,442
X Rio Tinto Finance USA, Ltd. 8.95%, due 5/1/14	1,115,000	1,321,050

		2,593,059

Oil & Gas 4.0%
X Shell International Finance B.V. 1.875%, due 3/25/13	2,000,000	2,042,048
X Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,310,515

		3,352,563

Telecommunications 1.0%
Telefonica Emisiones S.A.U 4.949%, due 1/15/15	785,000	806,885

Total Yankee Bonds (Cost $8,941,624)		9,141,221

Total Long-Term Bonds (Cost $80,669,876)		81,932,756

Short-Term Investment 3.1%

Repurchase Agreement 3.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $2,607,599 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $2,095,000 and a Market Value of $2,663,248)	2,607,598	2,607,598

Total Short-Term Investment (Cost $2,607,598)		2,607,598

Total Investments (Cost $83,277,474) (d)	100.6%	84,540,354
Other Assets, Less Liabilities	(0.6)	(530,656)

Net Assets	100.0%	$84,009,698

(a)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(d)	At October 31, 2011, cost is $83,277,474 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,352,308
Gross unrealized depreciation	(89,428)

Net unrealized appreciation	$1,262,880

The notes to the financial statements are an integral part of,

12 MainStay Short Term Bond Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$22,841,903	$—	$22,841,903
Mortgage-Backed Securities	—	3,814,244	—	3,814,244
U.S. Government & Federal Agencies	—	46,135,388	—	46,135,388
Yankee Bonds	—	9,141,221	—	9,141,221

Total Long-Term Bonds	—	81,932,756	—	81,932,756

Short-Term Investment
Repurchase Agreement	—	2,607,598	—	2,607,598

Total Investments in Securities	$—	$84,540,354	$—	$84,540,354

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $83,277,474)	$84,540,354
Receivables:
Interest	461,128
Fund shares sold	180,002
Other assets	17,002

Total assets	85,198,486

Liabilities
Payables:
Fund shares redeemed	1,073,565
Manager (See Note 3)	35,530
Shareholder communication	26,898
Transfer agent (See Note 3)	16,953
Professional fees	15,392
NYLIFE Distributors (See Note 3)	7,602
Custodian	389
Trustees	344
Accrued expenses	3,576
Dividend payable	8,539

Total liabilities	1,188,788

Net assets	$84,009,698

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,668
Additional paid-in capital	82,340,992

82,349,660
Distributions in excess of net investment income	(8,539)
Accumulated net realized gain (loss) on investments	405,697
Net unrealized appreciation (depreciation) on investments	1,262,880

Net assets	$84,009,698

Investor Class
Net assets applicable to outstanding shares	$4,127,828

Shares of beneficial interest outstanding	424,705

Net asset value per share outstanding	$9.72
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.02

Class A
Net assets applicable to outstanding shares	$31,688,738

Shares of beneficial interest outstanding	3,269,753

Net asset value per share outstanding	$9.69
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.99

Class I
Net assets applicable to outstanding shares	$48,193,132

Shares of beneficial interest outstanding	4,973,517

Net asset value and offering price per share outstanding	$9.69

The notes to the financial statements are an integral part of,

14 MainStay Short Term Bond Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$1,958,399

Expenses
Manager (See Note 3)	543,526
Transfer agent (See Note 3)	113,798
Distribution/Service—Investor Class (See Note 3)	9,627
Distribution/Service—Class A (See Note 3)	76,428
Registration	54,339
Shareholder communication	53,555
Professional fees	50,080
Custodian	6,850
Trustees	2,369
Miscellaneous	8,894

Total expenses before waiver/reimbursement	919,466
Expense waiver/reimbursement from Manager (See Note 3)	(201,625)

Net expenses	717,841

Net investment income (loss)	1,240,558

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	417,239
Net change in unrealized appreciation (depreciation) on investments	(1,289,247)

Net realized and unrealized gain (loss) on investments	(872,008)

Net increase (decrease) in net assets resulting from operations	$368,550

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,240,558	$1,466,191
Net realized gain (loss) on investments	417,239	234,319
Net change in unrealized appreciation (depreciation) on investments	(1,289,247)	1,087,868

Net increase (decrease) in net assets resulting from operations	368,550	2,788,378

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(33,938)	(22,387)
Class A	(390,063)	(443,006)
Class I	(851,461)	(1,007,842)

	(1,275,462)	(1,473,235)

From net realized gain on investments:
Investor Class	(6,757)	(38,188)
Class A	(57,310)	(628,813)
Class I	(124,038)	(946,795)

	(188,105)	(1,613,796)

Total dividends and distributions to shareholders	(1,463,567)	(3,087,031)

Capital share transactions:
Net proceeds from sale of shares	36,730,120	72,128,908
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,276,100	2,578,293
Cost of shares redeemed	(70,141,279)	(94,487,849)

Increase (decrease) in net assets derived from capital share transactions	(32,135,059)	(19,780,648)

Net increase (decrease) in net assets	(33,230,076)	(20,079,301)

Net Assets
Beginning of year	117,239,774	137,319,075

End of year	$84,009,698	$117,239,774

Undistributed (distributions in excess of) net investment income at end of year	$(8,539)	$15,143

The notes to the financial statements are an integral part of,

16 MainStay Short Term Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
						February 28,
						2008**
						through
	Year ended October 31,					October 31,
	2011	2010		2009		2008
Net asset value at beginning of period	$9.81	$9.81		$9.32		$9.44

Net investment income (loss)	0.08	0.05		0.10		0.13	(a)
Net realized and unrealized gain (loss) on investments	(0.06)	0.13		0.49		(0.11)

Total from investment operations	0.02	0.18		0.59		0.02

Less dividends and distributions:
From net investment income	(0.09)	(0.06)		(0.10)		(0.14)
From net realized gain on investments	(0.02)	(0.12)		—		—

Total dividends and distributions	(0.11)	(0.18)		(0.10)		(0.14)

Net asset value at end of period	$9.72	$9.81		$9.81		$9.32

Total investment return (b)	0.13%	1.83%		6.31%		0.20	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.63%		1.00%		2.10	% ††
Net expenses	1.33%	1.38%		1.11%		1.00	% ††
Expenses (before waiver/reimbursement)	1.55%	1.60%		1.62%		2.09	% ††
Portfolio turnover rate	39%	68	% (d)	193	% (d)	252	% (d)
Net assets at end of period (in 000’s)	$4,128	$4,119		$3,180		$2,266

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010		2009		2008		2007
Net asset value at beginning of year	$9.78	$9.79		$9.29		$9.19		$9.08

Net investment income (loss)	0.11	0.11		0.10		0.24	(a)	0.35 (a)
Net realized and unrealized gain (loss) on investments	(0.06)	0.11		0.51		0.11		0.12

Total from investment operations	0.05	0.22		0.61		0.35		0.47

Less dividends and distributions:
From net investment income	(0.12)	(0.11)		(0.11)		(0.25)		(0.36)
From net realized gain on investments	(0.02)	(0.12)		—		—		—

Total dividends and distributions	(0.14)	(0.23)		(0.11)		(0.25)		(0.36)

Net asset value at end of year	$9.69	$9.78		$9.79		$9.29		$9.19

Total investment return (b)	0.53%	2.19%		6.65%		3.87%		5.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.03%		1.14%		2.55%		3.85%
Net expenses	0.93%	0.93%		0.91%		0.90%		0.90%
Expenses (before waiver/reimbursement)	1.15%	1.15%		1.16%		1.32%		1.36%
Portfolio turnover rate	39%	68	% (c)	193	% (c)	252	% (c)	118%
Net assets at end of year (in 000’s)	$31,689	$36,665		$54,902		$20,313		$13,740

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

18 MainStay Short Term Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010		2009		2008		2007
Net asset value at beginning of year	$9.78	$9.78		$9.29		$9.19		$9.08

Net investment income (loss)	0.14	0.13		0.15		0.29	(a)	0.38 (a)
Net realized and unrealized gain (loss) on investments	(0.06)	0.12		0.48		0.09		0.12

Total from investment operations	0.08	0.25		0.63		0.38		0.50

Less dividends and distributions:
From net investment income	(0.15)	(0.13)		(0.14)		(0.28)		(0.39)
From net realized gain on investments	(0.02)	(0.12)		—		—		—

Total dividends and distributions	(0.17)	(0.25)		(0.14)		(0.28)		(0.39)

Net asset value at end of year	$9.69	$9.78		$9.78		$9.29		$9.19

Total investment return (b)	0.78%	2.55%		6.83%		4.17%		5.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.32%		1.43%		3.15%		4.15%
Net expenses	0.68%	0.68%		0.63%		0.60%		0.60%
Expenses (before reimbursement/waiver)	0.90%	0.90%		0.91%		0.91%		0.75%
Portfolio turnover rate	39%	68	% (c)	193	% (c)	252	% (c)	118%
Net assets at end of year (in 000’s)	$48,193	$76,456		$79,237		$36,701		$87,535

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds,

20    MainStay Short Term Bond Fund

foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily

mainstayinvestments.com    21

Notes to Financial Statements (continued)

on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(J) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the ”Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the year ended October 31, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be

22    MainStay Short Term Bond Fund

amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $543,526 and waived its fees and/or reimbursed expenses in the amount of $201,625.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,682 and $3,722, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$19,409

Class A	32,911

Class I	61,478

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,234	0.0	%‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $1,208. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$142,935	$262,762	$(8,539)	$1,262,880	$1,660,038

Other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed Net	Net Realized
Investment	Gain (Loss)	Additional
Income (Loss)	on Investments	Paid-In Capital

$11,222	$(11,222)	$—

The reclassifications for the Fund are primarily due to reclassifications of distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their

mainstayinvestments.com    23

Notes to Financial Statements (continued)

character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$1,387,225	$2,956,375
Long-Term Capital Gain	76,342	130,656

Total	$1,463,567	$3,087,031

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of U.S. government securities were $26,712 and $55,306, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $7,814 and $4,666, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	152,379	$1,482,095
Shares issued to shareholders in reinvestment of dividends and distributions	4,171	40,513
Shares redeemed	(154,069)	(1,497,021)

Net increase (decrease) in shares outstanding before conversion	2,481	25,587
Shares converted into Investor Class (See Note 1)	12,936	125,431
Shares converted from Investor Class (See Note 1)	(10,655)	(103,641)

Net increase (decrease)	4,762	$47,377

Year ended October 31, 2010:
Shares sold	194,937	$1,898,142
Shares issued to shareholders in reinvestment of dividends and distributions	6,204	60,332
Shares redeemed	(99,068)	(964,661)

Net increase (decrease) in shares outstanding before conversion	102,073	993,813
Shares converted into Investor Class (See Note 1)	9,444	91,969
Shares converted from Investor Class (See Note 1)	(15,602)	(151,364)

Net increase (decrease)	95,915	$934,418

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,485,388	$14,395,718
Shares issued to shareholders in reinvestment of dividends and distributions	38,059	368,657
Shares redeemed	(2,000,487)	(19,391,442)

Net increase (decrease) in shares outstanding before conversion	(477,040)	(4,627,067)
Shares converted into Class A (See Note 1)	10,688	103,641
Shares converted from Class A (See Note 1)	(12,976)	(125,431)

Net increase (decrease)	(479,328)	$(4,648,857)

Year ended October 31, 2010:
Shares sold	2,907,411	$28,220,310
Shares issued to shareholders in reinvestment of dividends and distributions	73,258	710,341
Shares redeemed	(4,034,527)	(39,176,244)

Net increase (decrease) in shares outstanding before conversion	(1,053,858)	(10,245,593)
Shares converted into Class A (See Note 1)	15,645	151,364
Shares converted from Class A (See Note 1)	(9,463)	(91,969)
Shares converted from Class A (a)	(813,781)	(7,869,266)

Net increase (decrease)	(1,861,457)	$(18,055,464)

24    MainStay Short Term Bond Fund

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	2,150,372	$20,852,307
Shares issued to shareholders in reinvestment of dividends and distributions	89,514	866,930
Shares redeemed	(5,084,701)	(49,252,816)

Net increase (decrease)	(2,844,815)	$(27,533,579)

Year ended October 31, 2010:
Shares sold	4,326,886	$42,010,456
Shares issued to shareholders in reinvestment of dividends and distributions	186,401	1,807,620
Shares redeemed	(5,607,063)	(54,346,944)

Net increase (decrease) in shares outstanding before conversion	(1,093,776)	(10,528,868)
Shares converted into Class I (a)	813,781	7,869,266

Net increase (decrease)	(279,995)	$(2,659,602)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, you may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Term Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Term Bond Fund of MainStay Funds Trust as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

26    MainStay Short Term Bond Fund

Federal Income Tax Information (Unaudited)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid $76,342 as a long term capital gain distribution.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28    MainStay Short Term Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    29

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

30    MainStay Short Term Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    31

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

32    MainStay Short Term Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

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Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The aggregate fees billed for the fiscal year ended October 31, 2011 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $893,000.
The aggregate fees billed for the fiscal year ended October 31, 2010 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $984,550.
(b) Audit-Related Fees
The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.
The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,500 for the fiscal year ended October 31, 2010.
(c) Tax Fees
The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $138,605 during the fiscal year ended October 31, 2011. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $164,330 during the fiscal year ended October 31, 2010. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.
(d) All Other Fees
The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2011.
The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2010.
(e) Pre-Approval Policies and Procedures
(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.
(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal year ended October 31, 2011 are disclosed in 4(b)-(d) above.
The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2011.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2010.
(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2011 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.
(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher Stephen P. Fisher President and Principal Executive Officer
Date: January 9, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher Stephen P. Fisher President and Principal Executive Officer
Date: January 9, 2012

By:	/s/ Jack R. Benintende Jack R. Benintende Treasurer and Principal Financial and Accounting Officer
Date: January 9, 2012

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.